================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03833

                          MAINSTAY VP SERIES FUND, INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 576-7000

Date of fiscal year end:  12/31

Date of reporting period: 01/01/09 - 06/30/09

================================================================================

ITEM 1. REPORTS TO STOCKHOLDERS

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY VP SERIES FUND, INC.

                 Message from the President
                 and
                 Semiannual Report
                 Unaudited
                 June 30, 2009

                 NOT A PART OF THE SEMIANNUAL REPORT

MESSAGE FROM

THE PRESIDENT


Although the stock market declined precipitously in 2008, it showed signs of stabilizing in the first six months of 2009. In the first two months of the reporting period, stock prices continued to fall. From March 9 through the end of June, however, the mar-ket advanced. While past performance is no guarantee of future results, several major stock market indices ended the six-month reporting period in positive territory.

According to Russell data, growth stocks outperformed value stocks across all capitalization levels in the first half of 2009. And mid-cap stocks outperformed large- and small-cap stocks during the same period.

The turnaround was most evident in the information technology sector, but materials and consumer discretionary stocks also recorded substantial gains. Health care, which is typically viewed as a defensive sector, performed poorly as investors' appetite for risk appeared to increase. Telecommunication services and financials were also relatively weak sectors during the first half of 2009.

Widespread economic uncertainty took a toll on the fixed-income markets. Treasury securities, which had been particularly strong in 2008, provided disappointing results in the first half of 2009. As many investors' appetite for risk increased, non-Treasury securities advanced, and high yield corporate bonds were particularly strong.

Massive intervention by the U.S. Treasury, the Federal Reserve and central banks around the world helped ease the liquidity crisis. During the reporting period, the Federal Reserve engaged in quantitative easing, or the direct purchase of securities across various asset classes to enhance liquidity and help restore investor confidence in the capital markets.

Throughout the first half of 2009, the portfolio managers of MainStay VP Series Fund, Inc., sought to make the most of a challenging market by adhering closely to the investment strategies and investment processes outlined in the Prospectus for their respective Portfolios. Instead of focusing on events that had already passed, our portfolio managers looked to the future, applying time-tested investment principles as they pursued their investment objectives.

Regardless of where the markets may move, at MainStay VP Series Fund, Inc., we believe that most investors can benefit from careful diversification and consistent application of a sound investment approach over complete market cycles. We encourage our shareholders to maintain a long-term perspective and to adjust their investments gradually to suit their changing needs and personal circumstances.

We thank you for entrusting your assets into our care, and we recognize the serious responsibility that comes with managing your personal investments. We hope that you will continue to rely on our integrity, service and support for many years to come.

Sincerely,

-s- Stephen P. Fisher



Stephen P. Fisher
President



                        Not part of the Semiannual Report

                        This page intentionally left blank

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY VP SERIES FUND, INC.

                 MainStay VP Semiannual Report
                 Unaudited
                 June 30, 2009

                 The views expressed in this report and the information about each Portfolio's holdings are for the period covered by this report and are subject to change thereafter.

                       This page intentionally left blank

TABLE OF CONTENTS



INDEX DEFINITIONS                        M-2
--------------------------------------------

MAINSTAY VP BALANCED PORTFOLIO           M-4
--------------------------------------------

MAINSTAY VP BOND PORTFOLIO              M-24
--------------------------------------------

MAINSTAY VP CAPITAL APPRECIATION
PORTFOLIO                               M-44
--------------------------------------------

MAINSTAY VP CASH MANAGEMENT PORTFOLIO   M-58
--------------------------------------------

MAINSTAY VP COMMON STOCK PORTFOLIO      M-71
--------------------------------------------

MAINSTAY VP CONSERVATIVE ALLOCATION
PORTFOLIO                               M-90
--------------------------------------------

MAINSTAY VP CONVERTIBLE PORTFOLIO      M-102
--------------------------------------------

MAINSTAY VP DEVELOPING GROWTH
PORTFOLIO                              M-118
--------------------------------------------

MAINSTAY VP FLOATING RATE PORTFOLIO    M-134
--------------------------------------------

MAINSTAY VP GOVERNMENT PORTFOLIO       M-154
--------------------------------------------

MAINSTAY VP GROWTH ALLOCATION
PORTFOLIO                              M-170
--------------------------------------------

MAINSTAY VP HIGH YIELD CORPORATE BOND
PORTFOLIO                              M-182
--------------------------------------------

MAINSTAY VP ICAP SELECT EQUITY
PORTFOLIO                              M-208
--------------------------------------------

MAINSTAY VP INTERNATIONAL EQUITY
PORTFOLIO                              M-222
--------------------------------------------

MAINSTAY VP LARGE CAP GROWTH
PORTFOLIO                              M-238
--------------------------------------------

MAINSTAY VP MID CAP CORE PORTFOLIO     M-252
--------------------------------------------

MAINSTAY VP MID CAP GROWTH PORTFOLIO   M-270
--------------------------------------------

MAINSTAY VP MID CAP VALUE PORTFOLIO    M-284
--------------------------------------------

MAINSTAY VP MODERATE ALLOCATION
PORTFOLIO                              M-298
--------------------------------------------

MAINSTAY VP MODERATE GROWTH
ALLOCATION PORTFOLIO                   M-310
--------------------------------------------

MAINSTAY VP S&P 500 INDEX PORTFOLIO    M-322
--------------------------------------------

MAINSTAY VP SMALL CAP GROWTH
PORTFOLIO                              M-342
--------------------------------------------

MAINSTAY VP TOTAL RETURN PORTFOLIO     M-356
--------------------------------------------

NOTES TO FINANCIAL STATEMENTS          M-390
--------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AND SUBADVISORY AGREEMENTS  M-420
--------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES   M-425
--------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                   M-425




                                                    mainstayinvestments.com  M-1

INDEX DEFINITIONS

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES, SERVICE PROVIDERS AND REFERENCE RATES CITED THROUGHOUT THE PORTFOLIO INVESTMENT AND PERFORMANCE COMPARISONS AND THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS SECTIONS THAT FOLLOW FROM PAGE M-4 THROUGH PAGE M-361. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT YOU CANNOT MAKE AN INVESTMENT DIRECTLY IN AN INDEX. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS BUT DO NOT REFLECT FEES, EXPENSES OR TAXES. SECURITIES IN EACH PORTFOLIO MAY NOT PRECISELY MATCH THOSE IN THE INDEX, AND AS A RESULT, PERFORMANCE OF THE PORTFOLIO MAY DIFFER.

BALANCED COMPOSITE INDEX is an unmanaged index that consists of the Russell Midcap(R) Value Index (60% weighted) and the Merrill Lynch Corporate & Government 1-10 Years Bond Index (40% weighted).

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX is an unmanaged index that contains the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $250 million.

BARCLAYS GOVERNMENT BOND INDEX is an unmanaged index that consists of U.S. government and agency issues as well as investment-grade fixed-rate debt securities.

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's.

CREDIT SUISSE LEVERAGED LOAN INDEX is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

LIBOR--LONDON INTERBANK OFFERED RATES are the rates that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. These rates are widely used as reference rates in bank, corporate and government lending agreements.

LIPPER INC. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

LIPPER MONEY MARKET FUNDS INDEX tracks the performance of the 30 largest money market funds adjusted for the reinvestment of capital-gain and income distributions.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE (L-VIPPAS) ranks portfolios that invest in separate accounts of insurance companies. Rankings are based on total returns with dividends and capital gains reinvested. Results do not reflect any deduction of sales charges.

MERRILL LYNCH ALL US CONVERTIBLE SECURITIES INDEX is a market-capitalization-weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million.

MERRILL LYNCH CORPORATE & GOVERNMENT 1-10 YEARS BOND INDEX is a market-capitalization-weighted index that is made up of U.S. government and fixed-coupon domestic investment-grade corporate bonds.

MERRILL LYNCH CORPORATE & GOVERNMENT MASTER INDEX is an unmanaged index that consists of issues of the U.S. government and its agencies as well as investment-grade corporate securities.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX (MSCI EAFE(R) INDEX) is an unmanaged free float-adjusted market-capitalization index that is designed to measure developed-market equity performance, excluding the United States and Canada. Since June 2007, the MSCI EAFE(R) Index has consisted of the following 21 developed-market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000(R) Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000(R) Index is a subset of the Russell 3000(R) Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

RUSSELL 2000(R) GROWTH INDEX is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) VALUE INDEX is an unmanaged index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 3000(R) INDEX is an unmanaged index that measures the performance of the largest 3,000 U.S. companies.

RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap(R) Index is a subset of the Russell 1000(R) Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL MIDCAP(R) VALUE INDEX is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

"S&P 500(R)" is a registered trademark of the McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Portfolios in this report. The S&P 500(R) Index is an unman- aged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.

S&P 500/CITIGROUP VALUE INDEX is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500/Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors.

S&P MIDCAP 400(R) INDEX is an unmanaged market-value-weighted index that consists of 400 domestic common stocks chosen for market size, liquidity and industry-group representation and is generally considered representative of the market for domestic midcap stocks.

TOTAL RETURN CORE COMPOSITE INDEX is an unmanaged index that consists of the Russell 1000(R) Index and the Barclays Capital U.S. Aggregate Bond Index weighted 60%/40%, respectively.


                                                    mainstayinvestments.com  M-3

MAINSTAY VP BALANCED PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

                                                                           SINCE
AVERAGE ANNUAL                                  SIX           ONE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR        (5/2/05)
----------------------------------------------------------------------------------
After Portfolio operating
  expenses                                     6.73%        -14.62%       -0.83%


                                            (After Portfolio operating expenses)

                                                                                      MERRILL LYNCH
                                                                                       CORPORATE &
                                                                                     GOVERNMENT 1-10
                           MAINSTAY VP       RUSSELL MIDCAP    BALANCED COMPOSITE       YEARS BOND
                       BALANCED PORTFOLIO      VALUE INDEX            INDEX               INDEX
                       ------------------    --------------    ------------------    ---------------
05/02/05                      10000               10000               10000               10000
                              10311               10754               10502               10130
                              10892               12287               11383               10118
                              12166               15001               13133               10704
                              11312               12438               12119               11484
06/30/09                       9658                8642               10090               12026





SERVICE CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

                                                                           SINCE
AVERAGE ANNUAL                                  SIX           ONE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR        (5/2/05)
----------------------------------------------------------------------------------
After Portfolio operating expenses             6.60%        -14.83%       -1.10%


                                            (After Portfolio operating expenses)

                                                                                      MERRILL LYNCH
                                                                                       CORPORATE &
                                                                                     GOVERNMENT 1-10
                           MAINSTAY VP       RUSSELL MIDCAP    BALANCED COMPOSITE       YEARS BOND
                       BALANCED PORTFOLIO      VALUE INDEX            INDEX               INDEX
                       ------------------    --------------    ------------------    ---------------
05/02/05                      10000               10000               10000               10000
                              10307               10754               10502               10130
                              10851               12287               11383               10118
                              12091               15001               13133               10704
                              11214               12438               12119               11484
06/30/09                       9550                8642               10090               12026




 BENCHMARK PERFORMANCE                          SIX           ONE          SINCE
                                              MONTHS         YEAR        INCEPTION
Russell Midcap(R) Value Index(1)               3.19%        -30.52%        -3.44%
Balanced Composite Index(1)                    3.40         -16.74          0.21
Merrill Lynch Corporate and Government
1-10 Years Bond Index(1)                       2.00           4.72          4.53
Average Lipper Variable Products Mixed-
Asset Target Allocation Growth
Portfolio(2)                                   5.94         -19.66         -0.58



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
2. The average Lipper variable products mixed-asset target allocation growth portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance.



M-4    MainStay VP Balanced Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BALANCED PORTFOLIO --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2009, to June 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2009, to June 30, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/09         6/30/09       PERIOD(1)         6/30/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,067.30        $4.51          $1,020.40         $4.41
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,066.00        $5.79          $1,019.20         $5.66
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.88% for Initial Class and 1.13% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                  mainstayinvestments.com    M-5

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   59.8
U.S. Government & Federal Agencies              24.1
Corporate Bonds                                 12.8
Yankee Bonds                                     2.0
Short-Term Investment                            0.8
Exchange Traded Fund                             0.5
Futures Contracts                                0.0
Liabilities in Excess of Cash and Other
  Assets                                        (0.0)





See Portfolio of Investments on page M-10 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS OR ISSUERS HELD AS OF JUNE 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1. United States Treasury Notes, 0.875%-3.25%, due 11/30/10-5/15/19
    2. Federal National Mortgage Association, 2.75%-5.50%, due 2/15/11-10/15/15
    3. Federal Home Loan Mortgage Corporation, 1.50%-5.125%, due 11/23/10-9/27/13
    4.  AK Steel Holding Corp.
    5.  Goldman Sachs Group, Inc. (The)
    6.  AES Corp. (The)
    7.  Liberty Media Corp. Entertainment Class A
    8.  Microsoft Corp.
    9.  CIGNA Corp.
   10.  Sempra Energy






M-6    MainStay VP Balanced Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY TONY H. ELAVIA AND THOMAS J. GIRARD OF MADISON SQUARE INVESTORS LLC,(1) THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP BALANCED PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2009?

For the six months ended June 30, 2009, MainStay VP Balanced Portfolio returned 6.73% for Initial Class shares and 6.60% for Service Class shares. Over the same period, both share classes outperformed the 5.94% return of the average Lipper(2) Variable Products Mixed-Asset Target Allocation Growth Portfolio and the 3.19% return of the Russell Midcap(R) Value Index.(2) Both share classes also outperformed the 3.40% return of the Portfolio's Balanced Composite Index(2) for the six months ended June 30, 2009. The Russell Midcap(R) Value Index is the Portfolio's broad-based securities-market index.

WHAT NOTABLE FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE REPORTING PERIOD?

Relative to the Russell Midcap(R) Value Index, the Portfolio benefited from emphasizing information technology and telecommunication services stocks over financials and utilities. The Portfolio also benefited from a less pronounced bias than the benchmark toward value stocks and from successful security selection strategies.

The fixed-income portion of the Portfolio outperformed its benchmark, the Merrill Lynch Corporate & Government 1-10 Years Bond Index. The outperformance resulted largely from increasing the Portfolio's investment-grade corporate bond holdings (to become overweight relative to the benchmark) and from increasing the Portfolio's exposure to residential and commercial mortgage-backed securities. Spreads(3) on all of these securities tightened during the reporting period, which benefited the Portfolio's absolute and relative performance.

DURING THE REPORTING PERIOD, WHICH EQUITY SECTORS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH EQUITY SECTORS DETRACTED THE MOST?

On an absolute basis, the strongest positive equity contributions to the Portfolio's performance came from the information technology, consumer discretionary and health care sectors. The equity portion of the Portfolio incurred losses in the financials, industrials and materials sectors.

On a relative basis, the Portfolio benefited significantly by being underweight in financials, particularly banks and real estate investment trusts (REITs) while remaining overweight in computer software companies and Internet-related enterprises. Detracting from relative performance were overweight positions among life and health insurance carriers, defense and aerospace contractors and providers of home products.

Because the Portfolio holds both mid- and large-cap stocks, its average capitalization is significantly larger than that of the Russell Midcap(R) Value Index. During the reporting period, mid-cap stocks generated meaningfully higher returns than other market segments so the Portfolio's capitalization positioning detracted from performance.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The Portfolio is subject to market, interest-rate, credit and maturity risks. The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of securities lending presents the risk of default by the borrower, which may also result in a loss to the Portfolio. The Portfolio invests in mid-cap stocks which may be more volatile and less liquid than the securities of larger companies. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. Therefore, the Portfolio's performance may be lower or higher than that of portfolios that invest in other types of equity securities (such as portfolios emphasizing growth stocks).

1. As of January 2, 2009, the portfolio managers who manage the day-to-day investment operations of the Portfolio transitioned from a division within New York Life Investments, formerly referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly owned subsidiary of NYLIM Holdings LLC called Madison Square Investors LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                  mainstayinvestments.com    M-7

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS DETRACTED?

The single strongest contributor to the Portfolio's absolute performance was Sprint Nextel, which advanced with the growth of the wireless industry and because of an exclusive deal to carry the new Palm Pre smart phone. Goldman Sachs was the next strongest contributor. The company's stock advanced with improved operating profits and the repayment of Troubled Asset Relief Program
(TARP) funds to the Treasury Department. Another significant contributor was Prudential Financial, Inc., which refused financial assistance from the Treasury. The market interpreted this move as signaling the adequacy of Prudential's capital and the strength of the company's balance sheet.

Weak contributors included oil refiner Sunoco, which saw profitability and net margins contract as the price difference between crude and refined products (known as the crack spread) narrowed. Wells Fargo and Capital One were losing positions for the Portfolio as worries mounted about the quality of the companies' mortgage-loan and credit-card receivables during the portion of the reporting period the stocks were held in the Portfolio.

DID THE EQUITY PORTION OF THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The largest net purchase in the equity portion of the Portfolio was AK Steel Holding, a producer of flat-rolled carbon steel. The stock rose sharply late in the reporting period and contributed significantly to the Portfolio's equity return. For-profit education provider Apollo Group was the Portfolio's second largest equity purchase during the reporting period.

Significant sales during the reporting period included residential homebuilder Pulte Homes and mortgage REIT Annaly Capital. Annaly Capital began the reporting period as one of the Portfolio's top ten holdings.

HOW DID THE PORTFOLIO'S EQUITY SECTOR WEIGHTINGS CHANGE OVER THE COURSE OF THE REPORTING PERIOD?

The largest increases in relative terms were in the financials sector, particularly among REITs and insurance carriers. Portfolio holdings in these industries have not increased substantially; rather, the change was a result of these industries becoming a smaller portion of the benchmark. Holdings within the specialty retail industry have increased meaningfully relative to the benchmark through purchases.

The largest decrease in the Portfolio's relative sector weightings was in the energy sector. This change, however, was largely attributable to the June 2009 reconstitution of the Russell Midcap(R) Value Index. Through sales, we reduced the Portfolio's overweight exposure to health care, most notably in pharmaceuticals, where the Portfolio also remained overweight. We also trimmed the Portfolio's relative exposure to diversified financials during the reporting period.

HOW WAS THE EQUITY PORTION OF THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2009, the Portfolio held overweight positions in information technology (software and computers & peripherals), health care (health care providers & services and pharmaceuticals) and consumer discretionary (specialty retail).

As of the same date, the Portfolio held underweight positions in financials (REITs and commercial banks), utilities (multi-utilities and electric utilities), and energy (oil, gas & consumable fuels).

WHAT FACTORS AFFECTED THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING THE SIX MONTHS ENDED JUNE 30, 2009?

During the reporting period, the economic environment was extremely weak. Policy makers continued to struggle to find ways to stabilize financial markets and provide support for a deteriorating economy. The Federal Reserve expanded its quantitative easing program--in which it would directly purchase various types of securities--to provide additional accommodation to the economy. The new administration quickly passed a stimulus package totaling upwards of $780 billion.

The most positive economic news came when the economy appeared to stabilize. But in many ways, it continued to contract. Labor markets remained extraordinarily weak, which limited consumer spending. While consumers sought to reduce their debt, business investment was far from robust.

U.S. Treasury yields rose during the reporting period when investors became more optimistic that the worst of the financial crisis had past and that the economy was likely to rebound. After equity markets reached a low on March 9, they bounced back strongly, which fueled an increase in risk taking. The portions of the fixed-income market that carry higher risk than Treasurys and other government securities followed suit, and credit spreads dramatically tightened.



M-8    MainStay VP Balanced Portfolio

HOW DID YOU POSITION THE BOND PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

Early in the reporting period, we added exposure in three areas: investment-grade corporate bonds, agency pass-through securities and commercial mortgage-backed securities. These positions were held for much of the reporting period. In the latter portion of the reporting period, these positions were reduced, and the Portfolio's residential and commercial mortgage-backed securities positions were eliminated.


----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                  mainstayinvestments.com    M-9

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2009 UNAUDITED



                                       SHARES           VALUE
COMMON STOCKS 59.8%+
-------------------------------------------------------------

ADVERTISING 0.0%++
Clear Channel Outdoor
  Holdings, Inc. Class A (a)            6,284   $      33,305
                                                -------------


AEROSPACE & DEFENSE 1.3%
General Dynamics Corp.                  3,861         213,861
L-3 Communications Holdings,
  Inc.                                  1,542         106,984
Lockheed Martin Corp.                   8,396         677,137
Northrop Grumman Corp.                 14,700         671,496
                                                -------------
                                                    1,669,478
                                                -------------

AGRICULTURE 1.8%
Altria Group, Inc.                     22,360         366,480
Archer-Daniels-Midland Co.             10,953         293,212
Bunge, Ltd.                             9,169         552,432
Lorillard, Inc.                        11,811         800,432
Philip Morris International,
  Inc.                                  6,855         299,015
                                                -------------
                                                    2,311,571
                                                -------------

AIRLINES 0.2%
Copa Holdings S.A.                      5,494         224,265
                                                -------------


APPAREL 1.3%
Coach, Inc.                            30,281         813,953
Jones Apparel Group, Inc.              37,067         397,729
NIKE, Inc. Class B                      1,174          60,790
Polo Ralph Lauren Corp.                 6,109         327,076
                                                -------------
                                                    1,599,548
                                                -------------

AUTO PARTS & EQUIPMENT 0.2%
TRW Automotive Holdings Corp.
  (a)                                  13,790         155,827
WABCO Holdings, Inc.                    4,975          88,058
                                                -------------
                                                      243,885
                                                -------------

BANKS 0.5%
BancorpSouth, Inc.                     10,274         210,925
CapitalSource, Inc.                    44,984         219,522
Comerica, Inc.                            103           2,178
Fifth Third Bancorp                     7,004          49,728
M&T Bank Corp.                            118           6,010
Regions Financial Corp.                 1,637           6,614
Webster Financial Corp.                11,778          94,813
                                                -------------
                                                      589,790
                                                -------------

BEVERAGES 0.2%
Central European Distribution
  Corp. (a)                             8,066         214,314
                                                -------------


BIOTECHNOLOGY 0.6%
Amgen, Inc. (a)                        14,060         744,336
                                                -------------


CHEMICALS 1.3%
Ashland, Inc.                          30,132         845,203
Monsanto Co.                            4,967         369,247
Mosaic Co. (The)                        4,306         190,756
Sherwin-Williams Co. (The)              4,582         246,282
                                                -------------
                                                    1,651,488
                                                -------------

COMMERCIAL SERVICES 1.6%
Apollo Group, Inc. Class A
  (a)                                   9,984         710,062
Avis Budget Group, Inc. (a)            42,376         239,425
Brinks Home Security
  Holdings, Inc. (a)                    5,371         152,053
Corporate Executive Board Co.
  (The)                                   861          17,874
Moody's Corp.                          22,855         602,229
Tree.com, Inc. (a)                      1,998          19,181
United Rentals, Inc. (a)               12,613          81,858
Washington Post Co. Class B               419         147,564
                                                -------------
                                                    1,970,246
                                                -------------

COMPUTERS 2.5%
Affiliated Computer Services,
  Inc. Class A (a)                     16,137         716,806
Apple, Inc. (a)                           967         137,730
Computer Sciences Corp. (a)             4,764         211,045
Dell, Inc. (a)                          3,177          43,620
Hewlett-Packard Co.                    20,719         800,789
International Business
  Machines Corp.                        7,351         767,591
Unisys Corp. (a)                       29,959          45,238
Western Digital Corp. (a)              14,515         384,648
                                                -------------
                                                    3,107,467
                                                -------------

COSMETICS & PERSONAL CARE 1.3%
Bare Escentuals, Inc. (a)              10,202          90,492
Colgate-Palmolive Co.                  10,646         753,098
Procter & Gamble Co. (The)             14,881         760,419
                                                -------------
                                                    1,604,009
                                                -------------

DISTRIBUTION & WHOLESALE 0.2%
Tech Data Corp. (a)                     9,427         308,357
                                                -------------


DIVERSIFIED FINANCIAL SERVICES 3.8%
AmeriCredit Corp. (a)                  15,948         216,095
Ameriprise Financial, Inc.              5,309         128,849
BlackRock, Inc.                         4,625         811,317
Discover Financial Services            14,252         146,368
 v  Goldman Sachs Group, Inc.
  (The)                                 6,436         948,924
IntercontinentalExchange,
  Inc. (a)                              5,399         616,782
Janus Capital Group, Inc.                 407           4,640


 +  Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings or issuers held, as of June 30, 2009, excluding short-term investment. May be subject to change daily.


M-10    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                       SHARES           VALUE
COMMON STOCKS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
MF Global, Ltd. (a)                     4,799   $      28,458
Morgan Stanley                         28,282         806,320
T. Rowe Price Group, Inc.               9,964         415,200
TD Ameritrade Holding Corp.
  (a)                                  34,711         608,831
                                                -------------
                                                    4,731,784
                                                -------------

ELECTRIC 3.3%
 v  AES Corp. (The) (a)                79,628         924,481
Alliant Energy Corp.                   15,335         400,704
American Electric Power Co.,
  Inc.                                 25,221         728,635
DPL, Inc.                               2,705          62,675
DTE Energy Corp.                       15,064         482,048
FPL Group, Inc.                         4,542         258,258
Mirant Corp. (a)                       43,188         679,779
PG&E Corp.                             15,055         578,714
                                                -------------
                                                    4,115,294
                                                -------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.3%
Emerson Electric Co.                   13,683         443,329
                                                -------------


ENGINEERING & CONSTRUCTION 0.6%
Fluor Corp.                             7,416         380,367
Shaw Group, Inc. (The) (a)             12,727         348,847
                                                -------------
                                                      729,214
                                                -------------

ENTERTAINMENT 0.0%++
Ascent Media Corp. Class A
  (a)                                     528          14,034
                                                -------------


FOOD 1.2%
H.J. Heinz Co.                         13,247         472,918
Kroger Co. (The)                       11,953         263,563
Safeway, Inc.                          28,340         577,286
SUPERVALU, Inc.                        17,397         225,291
                                                -------------
                                                    1,539,058
                                                -------------

FOREST PRODUCTS & PAPER 0.2%
International Paper Co.                20,434         309,166
                                                -------------


GAS 1.1%
Energen Corp.                           5,936         236,847
NiSource, Inc.                         20,058         233,876
 v  Sempra Energy                      17,414         864,257
                                                -------------
                                                    1,334,980
                                                -------------

HEALTH CARE--PRODUCTS 0.8%
Becton, Dickinson & Co.                   567          40,433
Johnson & Johnson                       7,397         420,150
St. Jude Medical, Inc. (a)             14,214         584,195
                                                -------------
                                                    1,044,778
                                                -------------

HEALTH CARE--SERVICES 2.0%
Brookdale Senior Living,
  Inc.                                  4,358          42,447
 v  CIGNA Corp.                        36,373         876,226
Health Management Associates,
  Inc. Class A (a)                     28,893         142,731
LifePoint Hospitals, Inc. (a)          10,404         273,105
Quest Diagnostics, Inc.                13,089         738,612
WellPoint, Inc. (a)                     8,037         409,003
                                                -------------
                                                    2,482,124
                                                -------------

HOME BUILDERS 0.1%
Thor Industries, Inc.                   5,672         104,195
Toll Brothers, Inc. (a)                   550           9,333
                                                -------------
                                                      113,528
                                                -------------

INSURANCE 4.7%
Aflac, Inc.                            19,779         614,929
Allied World Assurance
  Holdings, Ltd./Bermuda                6,830         278,869
American Financial Group,
  Inc.                                 21,688         468,027
Arch Capital Group, Ltd. (a)            8,500         497,930
Assurant, Inc.                         18,614         448,411
Axis Capital Holdings, Ltd.            22,743         595,412
Chubb Corp. (The)                         323          12,881
Conseco, Inc. (a)                      61,263         145,193
MetLife, Inc.                          22,291         668,953
MGIC Investment Corp.                  59,145         260,238
OneBeacon Insurance Group,
  Ltd.                                  2,105          24,608
Principal Financial Group,
  Inc.                                  9,141         172,216
Protective Life Corp.                  14,218         162,654
Prudential Financial, Inc.             17,593         654,812
Reinsurance Group of America,
  Inc. Class B                            310          10,822
Torchmark Corp.                         1,258          46,596
Transatlantic Holdings, Inc.            2,285          99,009
Unum Group                             47,882         759,409
                                                -------------
                                                    5,920,969
                                                -------------

INTERNET 1.0%
eBay, Inc. (a)                         24,332         416,807
Google, Inc. Class A (a)                1,899         800,599
WebMD Health Corp. Class A
  (a)                                     790          23,637
                                                -------------
                                                    1,241,043
                                                -------------

INVESTMENT COMPANY 0.1%
Allied Capital Corp.                   31,619         110,034
                                                -------------


IRON & STEEL 1.9%
 v  AK Steel Holding Corp.             53,386       1,024,477
Cliffs Natural Resources,
  Inc.                                 30,065         735,691
Reliance Steel & Aluminum
  Co.                                  14,697         564,218
Schnitzer Steel Industries,
  Inc. Class A                          2,487         131,463
                                                -------------
                                                    2,455,849
                                                -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-11


                                       SHARES           VALUE
COMMON STOCKS (CONTINUED)
LEISURE TIME 0.0%++
Interval Leisure Group, Inc.
  (a)                                   1,649   $      15,369
                                                -------------


LODGING 0.1%
Orient-Express Hotels, Ltd.            15,254         129,506
                                                -------------


MACHINERY--DIVERSIFIED 0.7%
Cummins, Inc.                          24,335         856,835
                                                -------------


MEDIA 2.6%
Comcast Corp. Class A                  50,991         738,860
Dish Network Corp. Class A
  (a)                                  32,297         523,534
 v  Liberty Media Corp.
  Entertainment Class A (a)            32,926         880,770
Meredith Corp.                          7,042         179,923
Time Warner Cable, Inc.                 7,174         227,201
Walt Disney Co. (The)                  28,991         676,360
                                                -------------
                                                    3,226,648
                                                -------------

METAL FABRICATE & HARDWARE 0.5%
Precision Castparts Corp.               8,547         624,187
                                                -------------


MINING 0.2%
Freeport-McMoRan Copper &
  Gold, Inc. Class B                    6,220         311,684
                                                -------------


MISCELLANEOUS--MANUFACTURING 1.9%
Dover Corp.                             3,028         100,197
General Electric Co.                   66,811         783,025
Honeywell International,
  Inc.                                  3,457         108,550
ITT Corp.                              17,160         763,620
John Bean Technologies Corp.           11,462         143,504
Parker Hannifin Corp.                  11,762         505,295
                                                -------------
                                                    2,404,191
                                                -------------

OFFICE FURNISHINGS 0.0%++
Steelcase, Inc. Class A                 6,368          37,062
                                                -------------


OIL & GAS 3.3%
Chevron Corp.                           2,066         136,873
ConocoPhillips                          8,832         371,474
ENSCO International, Inc.              21,066         734,571
ExxonMobil Corp.                       11,456         800,889
Hercules Offshore, Inc. (a)            26,310         104,451
Marathon Oil Corp.                      5,095         153,512
Murphy Oil Corp.                       13,884         754,179
Occidental Petroleum Corp.             12,670         833,813
Pioneer Natural Resources
  Co.                                   5,783         147,466
Questar Corp.                           4,161         129,241
Valero Energy Corp.                       223           3,766
                                                -------------
                                                    4,170,235
                                                -------------

OIL & GAS SERVICES 0.6%
Global Industries, Ltd. (a)            14,195          80,344
Helix Energy Solutions Group,
  Inc. (a)                             27,958         303,903
Key Energy Services, Inc. (a)          12,254          70,583
SEACOR Holdings, Inc. (a)               1,873         140,925
Tetra Technologies, Inc. (a)           16,890         134,444
                                                -------------
                                                      730,199
                                                -------------

PACKAGING & CONTAINERS 0.3%
Crown Holdings, Inc. (a)               14,071         339,674
Sonoco Products Co.                     2,075          49,696
                                                -------------
                                                      389,370
                                                -------------

PHARMACEUTICALS 2.4%
Abbott Laboratories                     6,136         288,638
AmerisourceBergen Corp.                44,164         783,469
Forest Laboratories, Inc. (a)          33,579         843,169
Herbalife, Ltd.                         4,198         132,405
King Pharmaceuticals, Inc.
  (a)                                  10,164          97,879
Pfizer, Inc.                           38,935         584,025
Sepracor, Inc. (a)                     16,247         281,398
Watson Pharmaceuticals, Inc.
  (a)                                     877          29,546
                                                -------------
                                                    3,040,529
                                                -------------

REAL ESTATE INVESTMENT TRUSTS 1.1%
CBL & Associates Properties,
  Inc.                                 51,690         278,609
iStar Financial, Inc.                  24,767          70,338
ProLogis                               13,011         104,869
Public Storage                            329          21,543
SL Green Realty Corp.                  34,998         802,854
Walter Investment Management
  Corp. (a)                             4,872          64,700
                                                -------------
                                                    1,342,913
                                                -------------

RETAIL 3.8%
AnnTaylor Stores Corp. (a)             28,838         230,127
AutoNation, Inc. (a)                    8,200         142,270
AutoZone, Inc. (a)                      2,761         417,215
Barnes & Noble, Inc.                   11,628         239,886
Big Lots, Inc. (a)                     24,302         511,071
Chipotle Mexican Grill, Inc.
  Class A (a)                           2,670         213,600
Gap, Inc. (The)                        28,084         460,578
HSN, Inc. (a)                           3,034          32,069
Liz Claiborne, Inc.                    27,255          78,494
Office Depot, Inc. (a)                 59,620         271,867
OfficeMax, Inc.                        14,991          94,144
Penske Auto Group, Inc.                10,269         170,876
Ross Stores, Inc.                      15,331         591,777
Saks, Inc. (a)                         58,990         261,326
TJX Cos., Inc.                          6,039         189,987
Wal-Mart Stores, Inc.                  15,680         759,539



M-12    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                       SHARES           VALUE
COMMON STOCKS (CONTINUED)
RETAIL (CONTINUED)
Walgreen Co.                            4,087   $     120,158
Yum! Brands, Inc.                       1,819          60,645
                                                -------------
                                                    4,845,629
                                                -------------

SEMICONDUCTORS 1.4%
Cypress Semiconductor Corp.
  (a)                                  43,754         402,537
Fairchild Semiconductor
  International, Inc. (a)              20,091         140,436
Intel Corp.                            50,595         837,347
LSI Corp. (a)                             341           1,555
Silicon Laboratories, Inc.
  (a)                                  10,393         394,311
                                                -------------
                                                    1,776,186
                                                -------------

SOFTWARE 2.4%
Activision Blizzard, Inc. (a)          65,852         831,711
BMC Software, Inc. (a)                 17,541         592,710
 v  Microsoft Corp.                    37,020         879,966
Oracle Corp.                           35,843         767,757
                                                -------------
                                                    3,072,144
                                                -------------

TELECOMMUNICATIONS 3.4%
American Tower Corp. Class A
  (a)                                     270           8,513
AT&T, Inc.                             31,027         770,711
CenturyTel, Inc.                       26,315         807,870
Cisco Systems, Inc. (a)                40,540         755,666
Corning, Inc.                          10,367         166,494
Juniper Networks, Inc. (a)             24,627         581,197
Sprint Nextel Corp. (a)               136,340         655,795
Verizon Communications, Inc.           17,768         546,011
                                                -------------
                                                    4,292,257
                                                -------------

TOYS, GAMES & HOBBIES 0.3%
Hasbro, Inc.                           14,579         353,395
Mattel, Inc.                              257           4,125
                                                -------------
                                                      357,520
                                                -------------

TRANSPORTATION 0.7%
Expeditors International of
  Washington, Inc.                     15,268         509,035
Tidewater, Inc.                         1,641          70,350
Union Pacific Corp.                     4,909         255,562
                                                -------------
                                                      834,947
                                                -------------
Total Common Stocks
  (Cost $79,274,724)                               75,314,654
                                                -------------


EXCHANGE TRADED FUND 0.5% (b)
-------------------------------------------------------------

S&P 500 Index--SPDR Trust
  Series 1                              6,121         562,642
                                                -------------
Total Exchange Traded Fund
  (Cost $560,341)                                     562,642
                                                -------------



                                    PRINCIPAL
                                       AMOUNT           VALUE
LONG-TERM BONDS 38.9%
CORPORATE BONDS 12.6%
-------------------------------------------------------------

AEROSPACE & DEFENSE 0.4%
United Technologies Corp.
  6.10%, due 5/15/12               $  500,000   $     538,680
                                                -------------


AUTO PARTS & EQUIPMENT 0.2%
Johnson Controls, Inc.
  5.25%, due 1/15/11                  250,000         252,711
                                                -------------


BANKS 1.9%
Bank of America Corp.
  7.625%, due 6/1/19                  100,000         100,446
  7.75%, due 8/15/15                  650,000         646,311
Bank of New York Mellon Corp.
  (The)
  4.30%, due 5/15/14                  150,000         152,418
  5.45%, due 5/15/19                  150,000         153,991
Bankers Trust Corp.
  7.50%, due 11/15/15                 247,000         249,232
BB&T Corp.
  6.85%, due 4/30/19                  125,000         129,996
HSBC Bank USA N.A.
  5.875%, due 11/1/34                 300,000         278,113
Keycorp
  6.50%, due 5/14/13                  100,000          99,632
SunTrust Banks, Inc.
  7.75%, due 5/1/10                   500,000         509,757
                                                -------------
                                                    2,319,896
                                                -------------

BEVERAGES 0.2%
Anheuser-Busch Cos., Inc.
  6.00%, due 4/15/11                  250,000         262,181
                                                -------------


DIVERSIFIED FINANCIAL SERVICES 3.2%
American Express Co.
  5.50%, due 9/12/16                  400,000         363,529
Bear Stearns Cos., Inc. (The)
  5.70%, due 11/15/14                 412,000         419,774
Citigroup, Inc.
  5.85%, due 8/2/16                   250,000         221,937
General Electric Capital
  Corp.
  6.875%, due 1/10/39                 350,000         315,039
Goldman Sachs Group, Inc.
  (The)
  6.875%, due 1/15/11                 300,000         317,162
HSBC Finance Corp.
  7.00%, due 5/15/12                  200,000         206,194
John Deere Capital Corp.
  7.00%, due 3/15/12                  450,000         494,171


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-13

                                    PRINCIPAL
                                       AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
JPMorgan Chase & Co.
  2.625%, due 12/1/10 (c)          $  400,000   $     409,704
  6.625%, due 3/15/12                 350,000         368,465
MBNA Corp.
  7.50%, due 3/15/12                  700,000         735,272
Morgan Stanley
  8.00%, due 6/15/10                  200,000         205,350
                                                -------------
                                                    4,056,597
                                                -------------

ELECTRIC 1.5%
CenterPoint Energy Houston
  Electric LLC
  7.00%, due 3/1/14                   175,000         188,918
Consolidated Edison Co. of
  New York
  7.50%, due 9/1/10                   500,000         529,856
Duke Energy Ohio, Inc.
  5.45%, due 4/1/19                   200,000         208,090
Kansas City Power & Light Co.
  7.15%, due 4/1/19                   250,000         273,426
Peco Energy Co.
  5.00%, due 10/1/14                  550,000         576,831
San Diego Gas & Electric Co.
  6.00%, due 6/1/39                   100,000         106,326
                                                -------------
                                                    1,883,447
                                                -------------

FOOD 0.3%
Campbell Soup Co.
  6.75%, due 2/15/11                  250,000         270,469
ConAgra Foods, Inc.
  7.00%, due 4/15/19                  120,000         131,553
                                                -------------
                                                      402,022
                                                -------------

GAS 0.2%
Atmos Energy Corp.
  8.50%, due 3/15/19                   90,000         105,106
Sempra Energy
  6.50%, due 6/1/16                   125,000         130,481
                                                -------------
                                                      235,587
                                                -------------

HEALTH CARE--SERVICES 0.3%
CIT Group, Inc.
  5.40%, due 3/7/13                   100,000          61,976
Roche Holdings, Inc.
  5.00%, due 3/1/14 (d)               300,000         313,772
                                                -------------
                                                      375,748
                                                -------------

HOUSEHOLD PRODUCTS & WARES 0.4%
Kimberly-Clark Corp.
  5.00%, due 8/15/13                  500,000         523,379
                                                -------------


INSURANCE 0.7%
MetLife Global Funding I
  5.125%, due 6/10/14 (d)             300,000         297,665
MetLife, Inc.
  6.75%, due 6/1/16                   125,000         127,257
Principal Financial Group,
  Inc.
  8.875%, due 5/15/19                  90,000          94,483
Travelers Cos., Inc.
  5.90%, due 6/2/19                   300,000         309,071
                                                -------------
                                                      828,476
                                                -------------

MEDIA 0.4%
COX Communications, Inc.
  8.375%, due 3/1/39 (d)              250,000         278,746
Time Warner Cable, Inc.
  6.75%, due 7/1/18                   100,000         104,157
  8.25%, due 4/1/19                   150,000         170,192
                                                -------------
                                                      553,095
                                                -------------

MISCELLANEOUS--MANUFACTURING 0.1%
ITT Corp.
  6.125%, due 5/1/19                  100,000         102,774
                                                -------------


OFFICE & BUSINESS EQUIPMENT 0.3%
Pitney Bowes, Inc.
  4.875%, due 8/15/14                 250,000         255,942
  5.60%, due 3/15/18                  150,000         150,806
                                                -------------
                                                      406,748
                                                -------------

OIL & GAS 0.4%
ConocoPhillips
  8.75%, due 5/25/10                  500,000         533,697
                                                -------------


PIPELINES 0.2%
Plains All American Pipeline,
  L.P.
  8.75%, due 5/1/19                   200,000         226,950
                                                -------------


REAL ESTATE INVESTMENT TRUSTS 0.2%
ERP Operating, L.P.
  5.25%, due 9/15/14                  250,000         237,345
                                                -------------


RETAIL 0.2%
Home Depot, Inc.
  5.25%, due 12/16/13                 250,000         256,862
                                                -------------


SOFTWARE 0.2%
Oracle Corp.
  3.75%, due 7/8/14                   250,000         250,000
                                                -------------





M-14    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                    PRINCIPAL
                                       AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS 1.2%
AT&T Corp.
  7.30%, due 11/15/11              $  300,000   $     328,993
France Telecom
  5.375%, due 7/8/19                  100,000         100,723
Harris Corp.
  6.375%, due 6/15/19                 150,000         158,293
Verizon Communications, Inc.
  7.35%, due 4/1/39                   350,000         381,378
Verizon Wireless Capital LLC
  5.55%, due 2/1/14(d)                500,000         530,814
                                                -------------
                                                    1,500,201
                                                -------------

TRANSPORTATION 0.1%
FedEx Corp.
  8.00%, due 1/15/19                  150,000         170,939
                                                -------------
Total Corporate Bonds
  (Cost $15,507,288)                               15,917,335
                                                -------------


U.S. GOVERNMENT & FEDERAL AGENCIES 24.1%
-------------------------------------------------------------

FEDERAL HOME LOAN BANK 0.3%
  3.625%, due 5/29/13                 400,000         416,051
                                                -------------


  FEDERAL HOME LOAN MORTGAGE CORPORATION 2.1%
  1.50%, due 1/7/11                   500,000         504,378
  2.875%, due 11/23/10                450,000         462,722
  3.25%, due 2/25/11                  500,000         517,091
  4.125%, due 9/27/13                 350,000         370,817
  4.75%, due 1/18/11                  500,000         529,184
  5.125%, due 4/18/11                 200,000         213,864
                                                -------------
                                                    2,598,056
                                                -------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION 2.9%
  2.75%, due 4/11/11                  500,000         514,358
  2.875%, due 12/11/13                350,000         352,874
  3.625%, due 8/15/11                 500,000         523,635
  4.375%, due 10/15/15                350,000         369,906
  4.50%, due 2/15/11                  500,000         528,808
  4.875%, due 5/18/12                 500,000         543,450
  5.375%, due 11/15/11                500,000         545,183
  5.50%, due 3/15/11                  200,000         214,986
                                                -------------
                                                    3,593,200
                                                -------------

UNITED STATES TREASURY BONDS 0.3%
  3.50%, due 2/15/39                  365,000         315,612
  4.50%, due 5/15/38                  110,000         113,558
                                                -------------
                                                      429,170
                                                -------------

  UNITED STATES TREASURY NOTES 18.5%
  0.875%, due 1/31/11               1,840,000       1,841,012
  0.875%, due 2/28/11               2,115,000       2,113,519
  0.875%, due 3/31/11                 775,000         773,941
  0.875%, due 4/30/11                 250,000         249,268
  0.875%, due 5/31/11               2,420,000       2,411,312
  1.25%, due 11/30/10               3,180,000       3,203,468
  1.375%, due 4/15/12                 600,000         597,797
  1.375%, due 5/15/12               3,416,000       3,396,802
  1.50%, due 12/31/13                 555,000         534,578
  1.75%, due 1/31/14                  275,000         267,267
  1.875%, due 4/30/14                 402,100         390,194
  2.00%, due 11/30/13               3,402,000       3,352,031
  2.625%, due 6/30/14               1,240,000       1,243,881
  2.75%, due 10/31/13               1,045,000       1,064,349
  3.125%, due 5/15/19                 335,000         324,009
  3.25%, due 5/31/16                   65,000          65,284
  3.25%, due 6/30/16                1,500,000       1,504,688
                                                -------------
                                                   23,333,400
                                                -------------
Total U.S. Government &
  Federal Agencies
  (Cost $30,439,932)                               30,369,877
                                                -------------


YANKEE BONDS 2.2% (E)
-------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES 0.2%
BP Capital Markets PLC
  3.625%, due 5/8/14                  300,000         299,198
                                                -------------


FOOD 0.2%
Delhaize Group
  5.875%, due 2/1/14                  220,000         225,872
                                                -------------



MINING 0.6%
BHP Billiton Finance USA,
  Ltd.
  5.50%, due 4/1/14                   250,000         268,186
Rio Tinto Finance USA, Ltd.
  8.95%, due 5/1/14                   450,000         500,060
                                                -------------
                                                      768,246
                                                -------------

OIL & GAS 0.3%
Shell International Finance
  B.V.
  4.00%, due 3/21/14                  350,000         359,389
                                                -------------


PHARMACEUTICALS 0.1%
Novartis Securities
  Investment, Ltd.
  5.125%, due 2/10/19                 175,000         179,040
                                                -------------


PIPELINES 0.2%
TransCanada Pipelines, Ltd.
  7.625%, due 1/15/39                 200,000         233,420
                                                -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-15

                                    PRINCIPAL
                                       AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
TELECOMMUNICATIONS 0.6%
Deutsche Telekom
  International Finance B.V.
  6.00%, due 7/8/19                $  250,000   $     252,225
  6.75%, due 8/20/18                  250,000         265,329
Vodafone Group PLC
  5.625%, due 2/27/17                 200,000         203,136
                                                -------------
                                                      720,690
                                                -------------
Total Yankee Bonds
  (Cost $2,636,283)                                 2,785,855
                                                -------------
Total Long-Term Bonds
  (Cost $48,583,503)                               49,073,067
                                                -------------

SHORT-TERM INVESTMENT 0.8%
-------------------------------------------------------------

REPURCHASE AGREEMENT 0.8%
State Street Bank and Trust
  Co.
  0.01%, dated 6/30/09
  due 7/1/09
  Proceeds at Maturity
  $998,232 (Collateralized by
  a Federal Home Loan
  Mortgage Corp. security
  with a rate of 5.755% and a
  maturity date of 8/27/14,
  with a Principal Amount of
  $995,000 and a Market Value
  of $1,022,363)                      998,232         998,232
                                                -------------
Total Short-Term Investment
  (Cost $998,232)                                     998,232
                                                -------------
Total Investments
  (Cost $129,416,800) (h)               100.0%    125,948,595

Liabilities in Excess of
  Cash and Other Assets                  (0.0)++       (5,821)
                                        -----    ------------
Net Assets                              100.0%  $ 125,942,774
                                        =====    ============





                            CONTRACTS         UNREALIZED
                                 LONG   APPRECIATION (F)
FUTURES CONTRACTS 0.0%++
--------------------------------------------------------

United States Treasury
  Note
  September 2009 (10 Year)
  (g)                              24            $32,305
                                                 -------
Total Futures Contracts
  (Settlement Value
  $2,790,375)                                    $32,305
                                                 =======





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Portfolio's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Non-income producing security
(b)  Exchange Traded Fund--represents a basket
     of securities that is traded on an
     exchange.
(c)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and
     is backed by the full faith and credit of
     the United States. The expiration date of
     the FDIC's guarantee is the earlier of
     the maturity date of the debt or June 30,
     2012.
(d)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(e)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(f)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at June 30,
     2009.
(g)  At June 30, 2009, cash in the amount of
     $43,200 is segregated as collateral for
     futures contracts with the broker.
(h)  At June 30, 2009, cost is $129,941,602
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  7,326,445
Gross unrealized depreciation       (11,319,452)
                                   ------------
Net unrealized depreciation        $ (3,993,007)
                                   ============



The following is a list of the inputs used as of June 30, 2009 for valuing the Portfolio's assets.

ASSET VALUATION INPUTS


                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE   SIGNIFICANT
                                                MARKETS FOR         OTHER     SIGNIFICANT
                                                  IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                     ASSETS        INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
Common Stocks
  Advertising                                   $    33,305   $        --        $     --    $     33,305
  Aerospace & Defense                             1,669,478            --              --       1,669,478
  Agriculture                                     2,311,571            --              --       2,311,571
  Airlines                                          224,265            --              --         224,265



M-16    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE   SIGNIFICANT
                                                MARKETS FOR         OTHER     SIGNIFICANT
                                                  IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                     ASSETS        INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
  Apparel                                       $ 1,599,548   $        --             $--    $  1,599,548
  Auto Parts & Equipment                            243,885            --              --         243,885
  Banks                                             589,790            --              --         589,790
  Beverages                                         214,314            --              --         214,314
  Biotechnology                                     744,336            --              --         744,336
  Chemicals                                       1,651,488            --              --       1,651,488
  Commercial Services                             1,970,246            --              --       1,970,246
  Computers                                       3,107,467            --              --       3,107,467
  Cosmetics & Personal Care                       1,604,009            --              --       1,604,009
  Distribution & Wholesale                          308,357            --              --         308,357
  Diversified Financial Services                  4,731,784            --              --       4,731,784
  Electric                                        4,115,294            --              --       4,115,294
  Electrical Components & Equipment                 443,329            --              --         443,329
  Engineering & Construction                        729,214            --              --         729,214
  Entertainment                                      14,034            --              --          14,034
  Food                                            1,539,058            --              --       1,539,058
  Forest Products & Paper                           309,166            --              --         309,166
  Gas                                             1,334,980            --              --       1,334,980
  Health Care--Products                           1,044,778            --              --       1,044,778
  Health Care--Services                           2,482,124            --              --       2,482,124
  Home Builders                                     113,528            --              --         113,528
  Insurance                                       5,920,969            --              --       5,920,969
  Internet                                        1,241,043            --              --       1,241,043
  Investment Company                                110,034            --              --         110,034
  Iron & Steel                                    2,455,849            --              --       2,455,849
  Leisure Time                                       15,369            --              --          15,369
  Lodging                                           129,506            --              --         129,506
  Machinery--Diversified                            856,835            --              --         856,835
  Media                                           3,226,648            --              --       3,226,648
  Metal Fabricate & Hardware                        624,187            --              --         624,187
  Mining                                            311,684            --              --         311,684
  Miscellaneous--Manufacturing                    2,404,191            --              --       2,404,191
  Office Furnishings                                 37,062            --              --          37,062
  Oil & Gas                                       4,170,235            --              --       4,170,235
  Oil & Gas Services                                730,199            --              --         730,199
  Packaging & Containers                            389,370            --              --         389,370
  Pharmaceuticals                                 3,040,529            --              --       3,040,529
  Real Estate Investment Trusts                   1,342,913            --              --       1,342,913
  Retail                                          4,845,629            --              --       4,845,629
  Semiconductors                                  1,776,186            --              --       1,776,186
  Software                                        3,072,144            --              --       3,072,144
  Telecommunications                              4,292,257            --              --       4,292,257
  Toys, Games & Hobbies                             357,520            --              --         357,520
  Transportation                                    834,947            --              --         834,947
                                                -----------   -----------        --------    ------------
Total Common Stocks                              75,314,654            --              --      75,314,654
                                                -----------   -----------        --------    ------------
  Exchange Traded Fund                              562,642            --              --         562,642


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-17

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE   SIGNIFICANT
                                                MARKETS FOR         OTHER     SIGNIFICANT
                                                  IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                     ASSETS        INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
Long-Term Bonds
Corporate Bonds
  Aerospace & Defense                           $        --   $   538,680             $--    $    538,680
  Auto Parts & Equipment                                 --       252,711              --         252,711
  Banks                                                  --     2,319,896              --       2,319,896
  Beverages                                              --       262,181              --         262,181
  Diversified Financial Services                         --     4,056,597              --       4,056,597
  Electric                                               --     1,883,447              --       1,883,447
  Food                                                   --       402,022              --         402,022
  Gas                                                    --       235,587              --         235,587
  Health Care--Services                                  --       375,748              --         375,748
  Household Products & Wares                             --       523,379              --         523,379
  Insurance                                              --       828,476              --         828,476
  Media                                                  --       553,095              --         553,095
  Miscellaneous--Manufacturing                           --       102,774              --         102,774
  Office & Business Equipment                            --       406,748              --         406,748
  Oil & Gas                                              --       533,697              --         533,697
  Pipelines                                              --       226,950              --         226,950
  Real Estate Investment Trusts                          --       237,345              --         237,345
  Retail                                                 --       256,862              --         256,862
  Software                                               --       250,000              --         250,000
  Telecommunications                                     --     1,752,426              --       1,752,426
  Transportation                                         --       170,939              --         170,939
                                                -----------   -----------        --------    ------------
Total Corporate Bonds                                    --    16,169,560              --      16,169,560
                                                -----------   -----------        --------    ------------
  U.S. Government & Federal Agencies                     --    30,369,877              --      30,369,877
Yankee Bonds
  Diversified Financial Services                         --       299,198              --         299,198
  Food                                                   --       225,872              --         225,872
  Mining                                                 --       768,246              --         768,246
  Oil & Gas                                              --       359,389              --         359,389
  Pharmaceuticals                                        --       179,040              --         179,040
  Pipelines                                              --       233,420              --         233,420
  Telecommunications                                     --       468,465              --         468,465
                                                -----------   -----------        --------    ------------
Total Yankee Bonds                                       --     2,533,630              --       2,533,630
                                                -----------   -----------        --------    ------------
Total Long-Term Bonds                                    --    49,073,067              --      49,073,067
                                                -----------   -----------        --------    ------------
Short-Term Investment
  Repurchase Agreement                                   --       998,232              --         998,232
                                                -----------   -----------        --------    ------------
Total Short-Term Investments                             --       998,232              --         998,232
                                                -----------   -----------        --------    ------------
Futures Contracts                                    32,305            --              --          32,305
                                                -----------   -----------        --------    ------------
TOTAL                                           $75,909,601   $50,071,299             $--    $125,980,900
                                                ===========   ===========        ========    ============




At June 30, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



M-18    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $129,416,800)     $125,948,595
Cash collateral on deposit at
  broker                                   43,200
Receivables:
  Investment securities sold            1,894,752
  Dividends and interest                  482,448
  Fund shares sold                          2,542
Other assets                                  576
                                     ------------
     Total assets                     128,372,113
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       2,230,379
  Manager (See Note 3)                     78,129
  Shareholder communication                36,039
  Professional fees                        31,977
  NYLIFE Distributors (See Note 3)         24,459
  Fund shares redeemed                     15,371
  Custodian                                 5,115
  Variation margin on futures
     contracts                              4,500
  Directors                                 1,757
Accrued expenses                            1,613
                                     ------------
     Total liabilities                  2,429,339
                                     ------------
Net assets                           $125,942,774
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    145,609
Additional paid-in capital            160,777,929
                                     ------------
                                      160,923,538
Accumulated undistributed net
  investment income                     4,550,430
Accumulated net realized loss on
  investments and futures
  transactions                        (36,095,294)
Net unrealized depreciation on
  investments and futures contracts    (3,435,900)
                                     ------------
Net assets                           $125,942,774
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $  7,713,487
                                     ============
Shares of capital stock outstanding       886,687
                                     ============
Net asset value per share
  outstanding                        $       8.70
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $118,229,287
                                     ============
Shares of capital stock outstanding    13,674,221
                                     ============
Net asset value per share
  outstanding                        $       8.65
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-19

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $    756,755
  Dividends (a)                            748,480
                                      ------------
     Total income                        1,505,235
                                      ------------
EXPENSES:
  Manager (See Note 3)                     442,072
  Distribution and service--Service
     Class
     (See Note 3)                          138,472
  Professional fees                         29,397
  Shareholder communication                 20,651
  Custodian                                 14,121
  Directors                                  4,078
  Miscellaneous                              5,305
                                      ------------
     Total expenses                        654,096
                                      ------------
Net investment income                      851,139
                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                (18,458,764)
  Futures transactions                     329,590
                                      ------------
Net realized loss on investments
  and futures transactions             (18,129,174)
                                      ------------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                           24,574,900
  Futures contracts                        (59,039)
                                      ------------
Net change in unrealized
  depreciation on investments and
  futures contracts                     24,515,861
                                      ------------
Net realized and unrealized gain on
  investments and futures
  transactions                           6,386,687
                                      ------------
Net increase in net assets
  resulting from operations           $  7,237,826
                                      ============




(a) Dividends recorded net of foreign withholding taxes in the amount of $1,195.



M-20    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2008



                                       2009           2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $    851,139   $  3,719,059
 Net realized loss on
  investments and futures
  transactions                  (18,129,174)   (17,734,876)
 Net change in unrealized
  appreciation (depreciation)
  on investments and futures
  contracts                      24,515,861    (32,793,470)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      7,237,826    (46,809,287)
                               ---------------------------

Distributions to shareholders:
 From net realized gain on investments:
    Initial Class                        --        (27,301)
    Service Class                        --       (469,960)
                               ---------------------------
 Total distributions to
  shareholders                           --       (497,261)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          5,129,641     11,170,126
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                          --        497,261
 Cost of shares redeemed        (13,030,467)   (44,308,680)
                               ---------------------------
    Decrease in net assets
     derived from capital
     share transactions          (7,900,826)   (32,641,293)
                               ---------------------------
    Net decrease in net
     assets                        (663,000)   (79,947,841)

NET ASSETS:
Beginning of period             126,605,774    206,553,615
                               ---------------------------
End of period                  $125,942,774   $126,605,774
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $  4,550,430   $  3,699,291
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                 INITIAL CLASS
                          -----------------------------------------------------------
                          SIX MONTHS                                    MAY 2, 2005**
                             ENDED                                         THROUGH
                           JUNE 30,        YEAR ENDED DECEMBER 31,       DECEMBER 31,
                          -----------------------------------------------------------

                             2009*        2008      2007       2006          2005

Net asset value at
  beginning of period       $ 8.15      $ 10.89    $11.25    $ 10.46        $10.00
                            ------      -------    ------    -------        ------
Net investment income         0.07 (a)     0.25      0.27 (a)   0.22          0.11
Net realized and
  unrealized gain (loss)
  on investments              0.48        (2.96)     0.05       0.90          0.47
                            ------      -------    ------    -------        ------
Total from investment
  operations                  0.55        (2.71)     0.32       1.12          0.58
                            ------      -------    ------    -------        ------
Less dividends and
  distributions:
  From net investment
     income                     --           --     (0.26)     (0.22)        (0.08)
  From net realized gain
     on investments             --        (0.03)    (0.42)     (0.11)        (0.04)
                            ------      -------    ------    -------        ------
Total dividends and
  distributions                 --        (0.03)    (0.68)     (0.33)        (0.12)
                            ------      -------    ------    -------        ------
Net asset value at end
  of period                 $ 8.70      $  8.15    $10.89    $ 11.25        $10.46
                            ======      =======    ======    =======        ======
Total investment return       6.75%(b)(c)(24.85%)    2.80%     10.70%         5.81%(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income       1.68%++      2.44%     2.31%      2.26%         2.05%++
  Net expenses                0.88%++      0.83%     0.82%      0.85%         1.00%++
Portfolio turnover rate         94%          92%       83%        45%           76%
Net assets at end of
  period (in 000's)         $7,713      $ 7,232    $9,932    $13,577        $9,707




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-22    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                     SERVICE CLASS
         ----------------------------------------------------------------------------------------------------
                                                                                                    MAY 2,
              SIX MONTHS                                                                            2005**
                 ENDED                                                                              THROUGH
               JUNE 30,                             YEAR ENDED DECEMBER 31,                      DECEMBER 31,
         ----------------------------------------------------------------------------------------------------

                 2009*                   2008                    2007                2006            2005
               $   8.11                $  10.86                $  11.22            $  10.44        $  10.00
               --------                --------                --------            --------        --------
                   0.06 (a)                0.24                    0.24 (a)            0.20            0.08
                   0.48                   (2.96)                   0.05                0.89            0.48
               --------                --------                --------            --------        --------
                   0.54                   (2.72)                   0.29                1.09            0.56
               --------                --------                --------            --------        --------

                     --                      --                   (0.23)              (0.20)          (0.08)
                     --                   (0.03)                  (0.42)              (0.11)          (0.04)
               --------                --------                --------            --------        --------
                     --                   (0.03)                  (0.65)              (0.31)          (0.12)
               --------                --------                --------            --------        --------
               $   8.65                $   8.11                $  10.86            $  11.22        $  10.44
               ========                ========                ========            ========        ========

                   6.66%(b)(c)           (25.04%)                  2.55%              10.42%           5.55%(b)

                   1.43%++                 2.18%                   2.09%               2.01%           1.80%++
                   1.13%++                 1.08%                   1.07%               1.10%           1.25%++
                     94%                     92%                     83%                 45%             76%
               $118,229                $119,374                $196,622            $175,576        $105,420




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-23

MAINSTAY VP BOND PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             2.39%         5.73%         4.70%         5.66%



(After Portfolio operating expenses)




                                               MERRILL LYNCH
                                                CORPORATE &       BARCLAY'S CAPITAL
                             MAINSTAY VP     GOVERNMENT MASTER      AGGREGATE BOND
                           BOND PORTFOLIO          INDEX                INDEX
                           --------------    -----------------    -----------------
06/30/99                        10000              10000                10000
                                10346              10433                10456
                                11456              11590                11631
                                12260              12543                12634
                                13724              14171                13948
                                13779              14083                13993
                                14657              15113                14944
                                14552              14894                14824
                                15466              15794                15731
                                16396              16939                16852
06/30/09                        17336              17746                17871







SERVICE CLASS(2)                                                  AS OF 6/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             2.26%         5.47%         4.43%         5.39%



(After Portfolio operating expenses)




                                               MERRILL LYNCH
                                                CORPORATE &       BARCLAY'S CAPITAL
                             MAINSTAY VP     GOVERNMENT MASTER      AGGREGATE BOND
                           BOND PORTFOLIO          INDEX                INDEX
                           --------------    -----------------    -----------------
06/30/99                        10000              10000                10000
                                10320              10433                10456
                                11398              11590                11631
                                12167              12543                12634
                                13587              14171                13948
                                13607              14083                13993
                                14438              15113                14944
                                14295              14894                14824
                                15154              15794                15731
                                16026              16939                16852
06/30/09                        16902              17746                17871







 BENCHMARK PERFORMANCE                          SIX           ONE          FIVE           TEN
                                              MONTHS         YEAR          YEARS         YEARS
Barclays Capital U.S. Aggregate Bond
Index(3)                                       1.90%         6.05%         5.01%         5.98%
Merrill Lynch Corporate and Government
Master Index(3)                                0.80          4.76          4.73          5.90
Average Lipper Variable Products
Corporate Debt Funds A Rated
Portfolio(4)                                   5.40          0.23          3.02          4.67



1. Performance figures shown for the five-year and ten-year periods ended June 30, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 4.68% and 5.64% for Initial Class shares and 4.42% and 5.38% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The average Lipper variable products corporate debt funds A rated portfolio is representative of portfolios that invest primarily in corporate debt issues rated "A" or better or government issues. Lipper Inc. is an independent monitor of fund performance.



M-24    MainStay VP Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BOND PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2009, to June 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2009, to June 30, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/09         6/30/09       PERIOD(1)         6/30/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,023.90        $2.81          $1,022.00         $2.81
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,022.60        $4.06          $1,020.80         $4.06
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.56% for Initial Class and 0.81% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                 mainstayinvestments.com    M-25

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies              66.00
Corporate Bonds                                 20.70
Mortgage-Backed Securities                       4.00
Yankee Bonds                                     3.90
Asset-Backed Securities                          3.80
Short-Term Investment                            2.20
Futures Contracts                                0.10
Medium Term Note                                 0.10
Liabilities in Excess of Cash and Other
  Assets                                        (0.80)





See Portfolio of Investments on page M-29 for specific holdings within these categories.

TOP TEN ISSUERS HELD AS OF JUNE 30, 2009 (EXCLUDING SHORT-TERM INVESTMENTS)


    1.  United States Treasury Notes,
        0.875%-4.625%, due 2/28/11-5/15/19
    2.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Securities),
        4.00%-7.00%,
        due 7/1/17-4/1/39
    3.  Government National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.50%-7.00%,
        due 7/15/31-5/15/39
    4.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.00%-7.50%,
        due 11/1/09-7/1/38
    5.  Federal National Mortgage Association,
        2.75%-5.50%,
        due 3/15/11-3/13/14
    6.  Federal Home Loan Mortgage Corporation,
        3.75%-5.50%,
        due 4/18/11-7/18/16
    7.  United States Treasury Bonds,
        3.50%-8.125%,
        due 8/15/19-2/15/39
    8.  Bank of America Corp., 2.10%-7.625%, due
        4/30/12-6/1/19
    9.  Bear Stearns Commercial Mortgage
        Securities, 5.518%-5.878%, due
        9/11/38-9/11/42
   10.  Goldman Sachs Group, Inc. (The),
        1.625%-6.15%,
        due 7/15/11-4/1/18







M-26    MainStay VP Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS DONALD F. SEREK AND THOMAS J. GIRARD, OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP BOND PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2009?

For the six months ended June 30, 2009, MainStay VP Bond Portfolio returned 2.39% for Initial Class shares and 2.26% for Service Class shares. Both share classes underperformed the 5.40% return of the average Lipper(1) Variable Products Corporate Debt Funds A Rated Portfolio and outperformed the 1.90% return of the Barclays Capital U.S. Aggregate Bond Index(1) for the six months ended June 30, 2009. The Barclays Capital U.S. Aggregate Bond Index is the Portfolio's broad-based securities market index.

WHAT FACTORS AFFECTED THE BOND MARKETS DURING THE FIRST SIX MONTHS OF 2009?

The economy continued to contract throughout the six months ended June 30, 2009, as the capital markets remained unsettled. The second quarter of 2009 showed signs of stabilization compared to the previous two quarters, when the economy dropped precipitously. Capital markets remained volatile through the first part of the year, and equity markets appeared to bottom out in the early part of March. Once the market began to recover from those lows, investors appeared to be more willing to accept risk and fixed-income asset classes that carried higher levels of risk rallied. Investors' willingness to assume risk increased dramatically throughout the last three months of the reporting period as attractive valuations and a more optimistic economic outlook caused credit spreads to tighten.

As riskier fixed-income asset classes rallied, interest rates in the U.S. Treasury markets rose rather aggressively. The rate increases put pressure on higher-quality fixed-income securities, and offset some, if not most, of the spread tightening in various asset classes.

The Federal Reserve put a number of facilities into place to maintain market liquidity, including quantitative easing, or direct purchases of various types of securities. These facilities improved certain parts of the market, such as money markets and more specifically commercial-paper markets. The Term Asset-Backed Securities Loan Facility (TALF) also helped the market for structured products recover. Some market participants, however, questioned the effectiveness, the timing and the exit strategies for such programs, which caused some uneasiness in the market. In addition, because these programs added liquidity, there were concernes about inflation.

Lastly, the growing budget deficit remains a major concern for many fixed-income investors. Financing the deficit will require massive amounts of Treasury securities at a time when the status of the dollar as a reserve currency and the spending habits of the Obama Administration are critical market concerns.

This has left foreign investors concerned about budget deficits, their impact on the dollar and the possibility of inflation, which could lead to higher interest rates.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK?

The Portfolio outperformed its benchmark for the six-month reporting period but underperformed its peers. The Portfolio benefited from selected overweight positions, primarily in investment-grade corporate securities, which generated positive returns as spreads tightened dramatically during the second quarter.

The Portfolio was positioned more conservatively than its peers and therefore did not perform as well. This was because the best-performing asset classes were the higher-beta (or higher-risk) asset classes.


----------
Investments in bonds are subject to interest rate, credit and inflation risk and can lose principal value when interest rates rise. A portion of income may be subject to state and local taxes or the alternative minimum tax. Investments in loan participation interests are subject to the risk that there may not be a readily available market, which in some cases could result in the Portfolio disposing of such securities at a substantial discount from face value or holding such securities until maturity. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by those Portfolios. The Portfolio's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                 mainstayinvestments.com    M-27

HOW DID THE PORTFOLIO'S DURATION(2) POSITIONING AFFECT PERFORMANCE DURING THE FIRST SIX MONTHS OF 2009?

The Portfolio's duration positioning detracted from performance during the reporting period when interest rates rose more than we had anticipated. Fortunately, the Portfolio did not assume significant interest-rate risk, and the impact was limited.

WHAT MARKET FACTORS PROMPTED SIGNIFICANT DECISIONS FOR THE PORTFOLIO DURING THE REPORTING PERIOD?

One of our most meaningful concerns was that the aftereffects of the credit crisis might lead to an extended period of slower growth in the U.S. economy. In that type of environment, we would be more concerned about deflation than inflation, and we therefore managed the Portfolio more conservatively. This decision detracted from the Portfolio's performance relative to its peers when, particularly in the second quarter of 2009, higher-risk sectors of the fixed-income market substantially outperformed lower-risk sectors.

DURING THE REPORTING PERIOD, WHICH PORTIONS OF THE PORTFOLIO WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH PORTIONS DETRACTED?

The most significant contributor to the Portfolio's performance during the reporting period was an overweight position in investment-grade corporate bonds. Investment-grade corporate bonds were particularly strong performers, and the Portfolio benefited from exposure to some of the best-performing subsectors, such as utilities and real estate investment trusts (REITs).

During the reporting period, the Portfolio added exposure to the financial services sector, which includes banks, brokers and insurance companies. As the financials services sector stabilized, these securities performed well on both an absolute and relative basis.

During the reporting period, the Portfolio was positioned to benefit from a flattening yield curve.(3) Unfortunately, the yield curve steepened, and our yield-curve positioning detracted from the Portfolio's performance.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Portfolio made significant purchases across a variety of subsectors in the investment-grade corporate bond market, including banking and finance, which had a positive impact on the Portfolio's performance on both an absolute and a relative basis.

During the reporting period, the Portfolio's sales centered on reducing exposure to certain parts of the U.S. Treasury market. As interest rates rose, the Portfolio had exposure to Treasury securities with longer maturities and durations. We reduced this exposure either by selling longer-duration securities outright or by selling them and using the proceeds to purchase shorter-duration securities. This reduced the Portfolio's exposure to the hardest-hit portions of the Treasury market. It also cushioned the negative effects Treasury securities had on the Portfolio's performance.


----------

2. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-28    MainStay VP Bond Portfolio

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2009 UNAUDITED


                                       PRINCIPAL
                                          AMOUNT           VALUE
LONG-TERM BONDS 98.5%+
ASSET-BACKED SECURITIES 3.8%
----------------------------------------------------------------

AUTOMOBILE 0.2%
Drive Auto Receivables Trust
  Series 2005-3, Class A4
  5.09%, due 6/17/13 (a)(b)          $   665,820   $     678,250
Harley-Davidson Motorcycle
  Trust
  Series 2007-3, Class B
  6.04%, due 8/15/14                   1,000,000         676,159
                                                   -------------
                                                       1,354,409
                                                   -------------

CREDIT CARDS 0.5%
Nordstrom Private Label
  Credit Card
  Series 2007-1, Class A
  4.92%, due 5/15/13 (a)               3,000,000       3,020,944
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 0.3%
Marriott Vacation Club Owner
  Trust
  Series 2007-2A, Class A
  5.808%, due 10/20/29 (a)             2,785,317       2,211,308
                                                   -------------


HOME EQUITY 2.8%
Chase Funding Mortgage Loan
  Asset-Backed Certificates
  Series 2002-2, Class 1A5
  5.833%, due 4/25/32                    445,315         302,966
CIT Group Home Equity Loan
  Trust
  Series 2003-1, Class A4
  3.93%, due 3/20/32                     813,613         611,664
Citicorp Residential Mortgage
  Securities, Inc.
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)              1,000,000         939,963
Citifinancial Mortgage
  Securities, Inc.
  Series 2003-3, Class AF5
  4.553%, due 8/25/33 (b)                830,994         621,027
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-WF2, Class A2C
  5.852%, due 5/25/36                  1,000,000         598,630
Countrywide Asset-Backed
  Certificates
  Series 2006-S8, Class A3
  5.555%, due 4/25/36                  1,687,210         493,263
  Series 2006-S5, Class A3
  5.762%, due 6/25/35                  1,906,870         403,109
  Series 2007-S1, Class A3
  5.81%, due 11/25/36                    875,969         316,267
Credit-Based Asset Servicing
  and Securitization LLC
  Series 2007-CB2, Class A2C
  5.623%, due 2/25/37                  1,000,000         300,037
  Series 2007-CB4, Class A2B
  5.723%, due 4/25/37 (b)                500,000         184,182
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 10/25/34 (b)             1,500,000       1,147,126
JPMorgan Mortgage Acquisition
  Corp.
  Series 2007-CH1, Class AF3
  5.532%, due 11/25/36                 1,000,000         517,683
  Series 2007-CH2, Class AF3
  5.552%, due 1/25/37                  1,000,000         322,963
  Series 2007-CH1, Class AF1B
  5.935%, due 11/25/36                   627,226         604,066
  Series 2006-WF1, Class A6
  6.00%, due 7/25/36                   1,000,000         335,959
Morgan Stanley Mortgage Loan
  Trust
  Series 2006-17XS, Class A3A
  5.651%, due 10/25/46                 2,000,000       1,201,839
Popular ABS Mortgage Pass-
  Through Trust
  Series 2005-5, Class AF3
  5.086%, due 11/25/35 (b)             3,175,000       2,867,467
Renaissance Home Equity Loan
  Trust
  Series 2006-1, Class AF4
  6.011%, due 5/25/36 (b)              5,000,000       2,668,809
Residential Asset Mortgage
  Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33 (b)                 792,550         576,065
Residential Funding Mortgage Securities II, Inc.
  Series 2007-HSA3, Class 1A3
  6.03%, due 5/25/37 (b)               3,750,000       1,817,507
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  5.455%, due 6/25/33 (b)              1,357,771         772,659
                                                   -------------
                                                      17,603,251
                                                   -------------
Total Asset-Backed Securities
  (Cost $38,390,136)                                  24,189,912
                                                   -------------

CORPORATE BONDS 20.7%
----------------------------------------------------------------


AEROSPACE & DEFENSE 0.8%

Northrop Grumman Corp.
  7.75%, due 3/1/16                    2,375,000       2,720,235


 +  Percentages indicated are based on Portfolio net assets.

 V Among the Portfolio's 10 largest issuers held, as of June 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-29

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
AEROSPACE & DEFENSE  (CONTINUED)
Raytheon Co.
  5.375%, due 4/1/13                 $ 1,000,000   $   1,064,563
  6.40%, due 12/15/18                  1,175,000       1,300,356
                                                   -------------
                                                       5,085,154
                                                   -------------

AGRICULTURE 0.2%
Archer-Daniels-Midland Co.
  5.45%, due 3/15/18                   1,000,000       1,051,480
                                                   -------------


AUTO MANUFACTURERS 0.2%
DaimlerChrysler N.A. Holding
  Corp.
  6.50%, due 11/15/13                  1,000,000       1,016,536
                                                   -------------


BANKS 3.1%
 v  Bank of America Corp.
  2.10%, due 4/30/12 (c)               3,000,000       3,004,572
  5.65%, due 5/1/18                    4,750,000       4,197,247
  7.625%, due 6/1/19                   1,300,000       1,305,799
Bank of New York Mellon Corp.
  (The)
  4.30%, due 5/15/14                   1,600,000       1,625,795
  5.45%, due 5/15/19                   1,200,000       1,231,930
BB&T Corp.
  6.85%, due 4/30/19                   1,050,000       1,091,962
HSBC Bank USA N.A.
  7.00%, due 1/15/39                   1,000,000       1,057,072
JPMorgan Chase Bank N.A.
  6.00%, due 10/1/17                   1,550,000       1,508,674
KeyBank N.A.
  5.80%, due 7/1/14                      290,000         269,105
Mellon Financial Corp.
  6.40%, due 5/14/11                   1,125,000       1,195,111
Mercantile-Safe Deposit &
  Trust Co.
  5.70%, due 11/15/11                    750,000         774,912
PNC Bank N.A.
  6.875%, due 4/1/18                   1,000,000         988,580
SunTrust Bank
  5.20%, due 1/17/17                     875,000         764,383
Wachovia Bank N.A.
  6.60%, due 1/15/38                     850,000         828,595
                                                   -------------
                                                      19,843,737
                                                   -------------

BEVERAGES 0.4%
Anheuser-Busch InBev
  Worldwide, Inc.
  8.20%, due 1/15/39 (a)               1,625,000       1,809,719
Coca-Cola Enterprises, Inc.
  5.00%, due 8/15/13                     500,000         524,350
                                                   -------------
                                                       2,334,069
                                                   -------------

COMMERCIAL SERVICES 0.1%
McKesson Corp.
  5.25%, due 3/1/13                      375,000         381,490
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 3.8%
American Express Credit Corp.
  7.30%, due 8/20/13                   1,500,000       1,559,564
American General Finance
  Corp.
  5.20%, due 12/15/11                  1,100,000         690,572
  5.375%, due 9/1/09                   1,000,000         969,746
  6.90%, due 12/15/17                    150,000          81,222
Citigroup, Inc.
  6.125%, due 5/15/18                  3,000,000       2,623,983
General Electric Capital
  Corp.
  5.625%, due 5/1/18                   3,000,000       2,837,349
  5.875%, due 1/14/38                  1,000,000         791,387
  6.00%, due 6/15/12                   1,500,000       1,576,785
 v  Goldman Sachs Group, Inc.
  (The)
  1.625%, due 7/15/11 (c)              3,000,000       3,016,308
  5.70%, due 9/1/12                    1,000,000       1,046,797
  6.15%, due 4/1/18                    2,000,000       1,947,154
JPMorgan Chase & Co.
  4.60%, due 1/17/11                   2,000,000       2,058,326
Morgan Stanley
  6.75%, due 4/15/11                   2,000,000       2,095,136
Pricoa Global Funding I
  4.625%, due 6/25/12 (a)              2,700,000       2,549,929
                                                   -------------
                                                      23,844,258
                                                   -------------

ELECTRIC 2.8%
Arizona Public Service Co.
  5.50%, due 9/1/35                    1,275,000         976,979
Carolina Power & Light Co.
  6.125%, due 9/15/33                    500,000         526,777
CenterPoint Energy Houston
  Electric LLC
  7.00%, due 3/1/14                    1,250,000       1,349,412
Duke Energy Carolinas LLC
  7.00%, due 11/15/18                  2,000,000       2,331,546
Entergy Mississippi, Inc.
  5.15%, due 2/1/13                      500,000         499,519
IES Utilities, Inc.
  Series B
  6.75%, due 3/15/11                     500,000         512,175
Kansas City Power & Light Co.
  7.15%, due 4/1/19                      900,000         984,333
Nevada Power Co.
  6.50%, due 4/15/12                   3,500,000       3,655,134
Peco Energy Co.
  5.00%, due 10/1/14                   1,500,000       1,573,174
Pepco Holdings, Inc.
  6.45%, due 8/15/12                   2,125,000       2,211,188



M-30    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
San Diego Gas & Electric Co.
  6.00%, due 6/1/39                  $   275,000   $     292,398
South Carolina Electric & Gas
  Co.
  6.50%, due 11/1/18                     600,000         679,679
Union Electric Co.
  5.30%, due 8/1/37                      800,000         609,070
  6.70%, due 2/1/19                    1,500,000       1,567,635
                                                   -------------
                                                      17,769,019
                                                   -------------

FOOD 1.1%
ConAgra Foods, Inc.
  7.00%, due 4/15/19                   1,080,000       1,183,981
Kellogg Co.
  Series B
  6.60%, due 4/1/11                    2,605,000       2,791,135
Kroger Co. (The)
  7.70%, due 6/1/29                    1,000,000       1,091,511
Safeway, Inc.
  6.25%, due 3/15/14                   1,750,000       1,878,002
                                                   -------------
                                                       6,944,629
                                                   -------------

GAS 0.3%
Atmos Energy Corp.
  8.50%, due 3/15/19                     485,000         566,405
Sempra Energy
  6.50%, due 6/1/16                    1,300,000       1,356,996
                                                   -------------
                                                       1,923,401
                                                   -------------

HEALTH CARE--SERVICES 0.4%
Roche Holdings, Inc.
  5.00%, due 3/1/14 (a)                2,700,000       2,823,944
                                                   -------------

INSURANCE 1.4%
CIGNA Corp.
  7.00%, due 1/15/11                     500,000         516,924
MetLife Global Funding I
  5.125%, due 6/10/14 (a)              2,700,000       2,678,989
MetLife, Inc.
  6.75%, due 6/1/16                    1,000,000       1,018,055
Principal Financial Group,
  Inc.
  8.875%, due 5/15/19                    810,000         850,351
Principal Life Income Funding
  Trust
  5.20%, due 11/15/10                  1,000,000       1,005,760
Travelers Cos., Inc.
  5.90%, due 6/2/19                    2,700,000       2,781,637
                                                   -------------
                                                       8,851,716
                                                   -------------

MACHINERY--DIVERSIFIED 0.2%
Deere & Co.
  6.95%, due 4/25/14                   1,000,000       1,134,207
                                                   -------------

MEDIA 1.2%
Comcast Cable Communications
  Holdings, Inc.
  8.375%, due 3/15/13                  2,100,000       2,394,000
COX Communications, Inc.
  8.375%, due 3/1/39 (a)               2,300,000       2,564,461
Time Warner Cable, Inc.
  8.25%, due 4/1/19                    1,205,000       1,367,213
  8.75%, due 2/14/19                     500,000         582,471
Time Warner, Inc.
  6.50%, due 11/15/36                  1,000,000         875,699
                                                   -------------
                                                       7,783,844
                                                   -------------

MISCELLANEOUS--MANUFACTURING 0.2%
ITT Corp.
  6.125%, due 5/1/19                   1,000,000       1,027,740
                                                   -------------

OIL & GAS 0.4%
Motiva Enterprises LLC
  5.20%, due 9/15/12 (a)                 600,000         615,823
Pemex Project Funding Master
  Trust
  5.75%, due 3/1/18                    2,000,000       1,840,000
                                                   -------------
                                                       2,455,823
                                                   -------------

PIPELINES 0.3%
Plains All American Pipeline,
  L.P.
  8.75%, due 5/1/19                    1,450,000       1,645,386
                                                   -------------

REAL ESTATE 0.1%
Regency Centers, L.P.
  7.95%, due 1/15/11                     750,000         747,569
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 0.2%
AvalonBay Communities, Inc.
  6.625%, due 9/15/11                  1,000,000       1,032,043
Liberty Property, L.P.
  8.50%, due 8/1/10                      500,000         507,510
                                                   -------------
                                                       1,539,553
                                                   -------------

RETAIL 0.1%
Home Depot, Inc.
  5.875%, due 12/16/36                   350,000         308,792
Yum! Brands, Inc.
  6.875%, due 11/15/37                   500,000         504,000
                                                   -------------
                                                         812,792
                                                   -------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-31

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
SOFTWARE 0.3%
Oracle Corp.
  3.75%, due 7/8/14                  $ 1,900,000   $   1,921,356
                                                   -------------

TELECOMMUNICATIONS 2.6%
AT&T, Inc.
  6.55%, due 2/15/39                   2,000,000       1,996,444
Embarq Corp.
  7.995%, due 6/1/36                     250,000         219,844
France Telecom
  5.375%, due 7/8/19                   1,300,000       1,309,399
Harris Corp.
  6.375%, due 6/15/19                  1,200,000       1,266,338
SBC Communications, Inc.
  5.10%, due 9/15/14                   1,500,000       1,558,182
  5.875%, due 2/1/12                   2,500,000       2,668,605
Verizon Communications, Inc.
  7.35%, due 4/1/39                    2,000,000       2,179,304
Verizon Wireless Capital LLC
  5.55%, due 2/1/14 (a)                3,000,000       3,184,884
  8.50%, due 11/15/18 (a)              1,500,000       1,792,639
                                                   -------------
                                                      16,175,639
                                                   -------------

TRANSPORTATION 0.2%
FedEx Corp.
  8.00%, due 1/15/19                   1,300,000       1,481,471
                                                   -------------

TRUCKING & LEASING 0.3%
TTX Co.
  5.00%, due 4/1/12 (a)                2,050,000       1,952,789
                                                   -------------
Total Corporate Bonds
  (Cost $126,648,491)                                130,547,602
                                                   -------------


MEDIUM TERM NOTE 0.1%
----------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES 0.1%
Morgan Stanley
  6.625%, due 4/1/18                     600,000         598,144
                                                   -------------
Total Medium Term Note
  (Cost $615,995)                                        598,144
                                                   -------------

MORTGAGE-BACKED SECURITIES 4.0%
----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 4.0%
Banc of America Funding Corp.
  Series 2006-7, Class T2A3
  5.695%, due 10/25/36                 1,000,000         582,453
Bear Stearns Adjustable Rate
  Mortgage Trust
  Series 2005-8, Class A4
  5.099%, due 8/25/35 (a)(d)             500,000         404,013
 v  Bear Stearns Commercial
  Mortgage Securities
  Series 2006-PW13, Class A3
  5.518%, due 9/11/41                  1,000,000         839,728
  Series 2006-PW11, Class A3
  5.623%, due 3/11/39 (d)              1,000,000         817,360
  Series 2006-PW11, Class AM
  5.623%, due 3/11/39 (d)                500,000         257,975
  Series 2007-T28, Class A3
  5.793%, due 9/11/42                  5,000,000       3,880,167
  Series 2006-PW12, Class AAB
  5.878%, due 9/11/38 (d)              1,000,000         945,871
Credit Suisse Mortgage
  Capital Certificates
  Series 2006-C1, Class AM
  5.732%, due 2/15/39 (d)              5,000,000       3,139,093
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2007-CB20, Class A3
  5.819%, due 2/12/51                  1,000,000         772,035
  Series 2007-CIBC19, Class
  A3
  5.935%, due 2/12/49 (d)              6,000,000       3,905,160
  Series 2007-LD12, Class A3
  6.188%, due 2/15/51 (d)              1,000,000         780,165
LB-UBS Commercial Mortgage
  Trust
  Series 2007-C6, Class AAB
  5.855%, due 7/15/40                  1,000,000         848,467
  Series 2007-C6, Class A3
  5.933%, due 7/15/40                  1,000,000         753,123
Merrill Lynch Mortgage Trust
  Series 2005-LC1, Class A3
  5.289%, due 1/12/44                  2,500,000       2,295,076
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  Series 2007-8, Class A2
  6.119%, due 8/12/49 (d)              1,000,000         877,360
Morgan Stanley Capital I
  Series 2007-IQ14, Class AAB
  5.654%, due 4/15/49                  1,000,000         884,292
  Series 2006-HQ9, Class AM
  5.773%, due 7/12/44                  1,000,000         507,157
Structured Adjustable Rate
  Mortgage Loan Trust
  Series 2006-8, Class 4A3
  5.73%, due 9/25/36 (d)               1,000,000         554,760



M-32    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
TBW Mortgage-Backed Pass-
  Through Certificates
  Series 2006-6, Class A2B
  5.66%, due 1/25/37                 $ 2,000,000   $   1,353,836
Wachovia Bank Commercial
  Mortgage Trust
  Series 2006-C29, Class AM
  5.339%, due 11/15/48                 2,000,000         949,152
                                                   -------------
Total Mortgage-Backed
  Securities
  (Cost $35,644,285)                                  25,347,243
                                                   -------------

U.S. GOVERNMENT & FEDERAL AGENCIES 66.0%
----------------------------------------------------------------

V  FEDERAL HOME LOAN MORTGAGE CORPORATION 2.7%
  3.75%, due 6/28/13                   6,900,000       7,245,366
  4.75%, due 1/19/16                   2,000,000       2,145,222
  5.125%, due 4/18/11                  3,000,000       3,207,957
  5.50%, due 7/18/16                   4,000,000       4,480,360
                                                   -------------
                                                      17,078,905
                                                   -------------

V  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 19.2%
  4.00%, due 1/1/39                    2,449,042       2,366,613
  4.50%, due 4/1/22                    2,160,078       2,225,465
  4.50%, due 5/1/22                       69,885          71,389
  4.50%, due 4/1/23                    3,118,598       3,185,050
  4.50%, due 9/1/35                    1,715,493       1,713,064
  4.50%, due 5/1/37                    1,886,704       1,880,789
  4.50%, due 11/1/37                     870,757         867,979
  4.50%, due 1/1/39                      935,852         932,865
  4.50%, due 4/1/39                    1,979,222       1,972,708
  5.00%, due 10/1/20                   1,063,667       1,106,812
  5.00%, due 12/1/20                   3,412,103       3,550,507
  5.00%, due 1/1/21                      527,492         547,899
  5.00%, due 5/1/21                      999,274       1,039,807
  5.00%, due 8/1/35                      856,961         875,005
  5.00%, due 8/1/37                    4,078,662       4,154,341
  5.00%, due 4/1/38                    8,103,836       8,253,745
  5.50%, due 12/1/18                     885,213         935,227
  5.50%, due 9/1/21                    1,106,345       1,158,827
  5.50%, due 9/1/22                    1,408,544       1,474,261
  5.50%, due 7/1/35 TBA (e)            2,000,000       2,064,376
  5.50%, due 6/1/37                   10,203,758      10,548,035
  5.50%, due 7/1/37                    7,120,717       7,360,971
  5.50%, due 8/1/37                    1,747,423       1,806,381
  5.50%, due 9/1/37                   11,678,537      12,072,574
  5.50%, due 10/1/37                   3,222,510       3,331,238
  5.50%, due 11/1/37                     772,298         798,355
  5.50%, due 1/1/38                    3,678,943       3,803,071
  5.50%, due 4/1/38                    7,931,188       8,198,788
  5.50%, due 8/1/38                      427,964         442,380
  6.00%, due 7/1/21                    2,422,937       2,565,511
  6.00%, due 8/1/36                    5,443,486       5,691,951
  6.00%, due 2/1/37                      784,475         820,282
  6.00%, due 9/1/37                    4,907,422       5,127,585
  6.00%, due 11/1/37                   2,222,200       2,321,895
  6.00%, due 10/1/38                  10,640,172      11,116,926
  6.50%, due 7/1/17                      183,560         194,467
  6.50%, due 11/1/35                     246,141         262,914
  6.50%, due 8/1/37                      805,678         857,136
  6.50%, due 11/1/37                   1,968,103       2,093,805
  7.00%, due 1/1/33                    1,018,757       1,103,108
  7.00%, due 9/1/33                      325,423         351,765
                                                   -------------
                                                     121,245,867
                                                   -------------

v  FEDERAL NATIONAL MORTGAGE ASSOCIATION 3.0%
  2.75%, due 3/13/14                   6,600,000       6,585,876
  4.625%, due 10/15/13                 6,000,000       6,477,492
  4.875%, due 5/18/12                  2,000,000       2,173,800
  5.50%, due 3/15/11                   3,000,000       3,224,787
                                                   -------------
                                                      18,461,955
                                                   -------------

v  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 6.7%
  4.00%, due 10/1/20                         793             795
  4.00%, due 3/1/22                      399,356         400,061
  4.50%, due 5/1/24                    6,472,315       6,614,274
  5.00%, due 1/1/21                      188,552         196,436
  5.00%, due 4/1/23                    2,328,956       2,414,691
  5.00%, due 3/1/34                    2,098,001       2,144,796
  5.00%, due 4/1/34                    6,145,202       6,282,270
  5.00%, due 5/1/37                       17,307          17,650
  5.00%, due 2/1/38                      462,042         471,166
  5.00%, due 3/1/38                      921,401         939,597
  5.00%, due 4/1/38                    8,528,128       8,696,546
  5.00%, due 5/1/38                    1,331,327       1,357,618
  5.00%, due 7/1/38                      988,389       1,007,908
  5.50%, due 5/1/16                       69,241          72,748
  5.50%, due 1/1/21                       21,049          22,133
  5.50%, due 12/1/21                     102,852         107,860
  5.50%, due 1/1/22                      621,650         651,917
  5.50%, due 2/1/22                       46,886          49,132
  5.50%, due 7/1/35                      534,772         554,069
  5.50%, due 7/1/37                    2,009,145       2,076,934
  6.00%, due 1/1/36                       17,624          18,462
  6.00%, due 3/1/36                      896,570         939,175
  6.50%, due 11/1/09                           3               3


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-33

                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.50%, due 10/1/36                 $ 1,531,424   $   1,633,629
  6.50%, due 1/1/37                    2,909,076       3,103,223
  6.50%, due 8/1/37                      360,263         384,194
  6.50%, due 10/1/37                   1,357,769       1,447,960
  7.00%, due 9/1/37                      426,930         463,725
  7.00%, due 10/1/37                      28,686          31,158
  7.00%, due 11/1/37                      27,792          30,187
  7.50%, due 7/1/28                      107,083         116,815
                                                   -------------
                                                      42,247,132
                                                   -------------

v  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 6.9%
  4.50%, due 9/15/35                     435,972         437,453
  4.50%, due 5/15/39                   4,991,871       4,993,236
  5.00%, due 1/15/39                     440,219         449,780
  5.00%, due 3/15/39                   5,480,314       5,599,339
  5.50%, due 7/15/35                   1,116,642       1,157,556
  5.50%, due 8/15/35                     516,568         535,496
  5.50%, due 5/15/36                     624,851         647,160
  5.50%, due 7/15/36                   2,041,617       2,114,510
  5.50%, due 5/15/37                      36,044          37,297
  5.50%, due 11/15/37                    768,064         794,766
  5.50%, due 8/15/38                     886,836         917,391
  5.50%, due 11/15/38                    899,087         930,063
  5.50%, due 12/15/38                  5,684,653       5,875,695
  6.00%, due 1/15/36                   1,639,012       1,709,887
  6.00%, due 7/1/36 TBA (e)            3,500,000       3,645,467
  6.00%, due 11/15/37                    637,071         664,520
  6.00%, due 12/15/37                  5,053,454       5,261,612
  6.00%, due 9/15/38                   4,112,002       4,288,529
  6.50%, due 1/15/36                     603,839         641,791
  6.50%, due 3/15/36                     339,762         361,116
  6.50%, due 6/15/36                     933,983         992,686
  6.50%, due 9/15/36                     157,674         167,584
  6.50%, due 7/15/37                   1,016,909       1,080,347
  7.00%, due 7/15/31                     103,059         112,628
                                                   -------------
                                                      43,415,909
                                                   -------------

v  UNITED STATES TREASURY BONDS 1.6%
  3.50%, due 2/15/39                   4,785,000       4,137,542
  4.375%, due 2/15/38                    590,000         595,808
  4.50%, due 5/15/38                     745,000         769,096
  6.25%, due 8/15/23                   1,300,000       1,583,562
  8.125%, due 8/15/19                  2,256,000       3,093,188
                                                   -------------
                                                      10,179,196
                                                   -------------

v  UNITED STATES TREASURY NOTES 25.9%
  0.875%, due 2/28/11                  1,500,000       1,498,950
  0.875%, due 4/30/11                  5,860,000       5,842,830
  0.875%, due 5/31/11                 33,050,000      32,931,350
  1.125%, due 1/15/12                  2,700,000       2,682,704
  1.375%, due 4/15/12                  7,200,000       7,173,562
  1.375%, due 5/15/12                 11,000,000      10,938,180
  1.50%, due 12/31/13                    240,000         231,169
  1.75%, due 3/31/14                  10,480,000      10,136,130
  1.875%, due 6/15/12                  4,000,000       4,029,080
  1.875%, due 2/28/14                  5,135,000       5,002,209
  1.875%, due 4/30/14                  9,565,000       9,281,780
  2.25%, due 5/31/14                  13,950,000      13,762,512
  2.625%, due 6/30/14                  1,550,000       1,555,086
  2.625%, due 2/29/16                 10,075,000       9,776,689
  2.625%, due 4/30/16                    200,000         193,375
  3.125%, due 5/15/19                 10,345,000      10,005,581
  3.25%, due 5/31/16                     900,000         903,938
  3.25%, due 6/30/16                  23,200,000      23,272,500
  3.75%, due 11/15/18                  5,620,000       5,717,057
  4.25%, due 8/15/15                   6,550,000       7,021,292
  4.625%, due 11/15/16                 1,400,000       1,524,687
                                                   -------------
                                                     163,480,661
                                                   -------------
Total U.S. Government &
  Federal Agencies
  (Cost $411,095,601)                                416,109,625
                                                   -------------

YANKEE BONDS 3.9% (F)
----------------------------------------------------------------

BANKS 0.1%
Nordea Bank Sweden AB
  5.25%, due 11/30/12 (a)                800,000         768,514
                                                   -------------

BEVERAGES 0.5%
Diageo Capital PLC
  5.75%, due 10/23/17                  1,750,000       1,825,712
Molson Coors Capital Finance
  ULC
  4.85%, due 9/22/10                   1,500,000       1,535,927
                                                   -------------
                                                       3,361,639
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 0.4%
BP Capital Markets PLC
  3.625%, due 5/8/14                   2,700,000       2,692,780
                                                   -------------

ELECTRIC 0.2%
E.ON International Finance
  B.V.
  6.65%, due 4/30/38 (a)                 850,000         917,478
                                                   -------------




M-34    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
MINING 0.7%
Rio Tinto Finance USA, Ltd.
  8.95%, due 5/1/14                  $ 3,750,000   $   4,167,172
                                                   -------------

OIL & GAS 0.1%
Shell International Finance
  B.V.
  4.00%, due 3/21/14                     750,000         770,120
                                                   -------------

PHARMACEUTICALS 0.3%
Novartis Securities
  Investment, Ltd.
  5.125%, due 2/10/19                  1,575,000       1,611,360
                                                   -------------

PIPELINES 0.4%
TransCanada Pipelines, Ltd.
  4.00%, due 6/15/13                     500,000         498,943
  7.25%, due 8/15/38                   1,000,000       1,137,213
  7.625%, due 1/15/39                    950,000       1,108,747
                                                   -------------
                                                       2,744,903
                                                   -------------

TELECOMMUNICATIONS 1.2%
Deutsche Telekom
  International Finance B.V.
  6.00%, due 7/8/19                    2,800,000       2,824,920
  6.75%, due 8/20/18                   1,920,000       2,037,723
Telecom Italia Capital S.A.
  4.00%, due 1/15/10                     375,000         376,798
  5.25%, due 10/1/15                     250,000         241,334
Telefonica Europe B.V.
  7.75%, due 9/15/10                     500,000         527,438
Vodafone Group PLC
  5.625%, due 2/27/17                  1,750,000       1,777,429
                                                   -------------
                                                       7,785,642
                                                   -------------
Total Yankee Bonds
  (Cost $23,072,325)                                  24,819,608
                                                   -------------
Total Long-Term Bonds
  (Cost $635,466,833)                                621,612,134
                                                   -------------

SHORT-TERM INVESTMENT 2.2%
----------------------------------------------------------------

COMMERCIAL PAPER 2.2%
Verizon Communications, Inc.
  1.00%, due 7/1/09 (a)(g)            13,515,000      13,514,914
                                                   -------------
Total Short-Term Investment
  (Cost $13,515,000)                                  13,514,914
                                                   -------------
Total Investments
  (Cost $648,981,833) (j)                  100.7%    635,127,048
Liabilities in Excess of Cash
   and Other Assets                         (0.7)     (4,273,292)
                                           -----    ------------
Net Assets                                 100.0%  $ 630,853,756
                                           =====    ============






                            CONTRACTS         UNREALIZED
                                 LONG   APPRECIATION (H)
FUTURES CONTRACTS 0.1%
--------------------------------------------------------

United States Treasury
  Note September 2009 (10
  Year) (i)                       265           $316,826
                                                --------
Total Futures Contracts
  (Settlement Value
  $30,810,391)                                  $316,826
                                                ========




+++  On a daily basis New York Life
     Investments confirms that the value of
     the Portfolio's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market value of these securities at June 30, 2009 is $12,273,055, which represents
     2.0% of the Portfolio's net assets.
(c)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(d) Floating rate. Rate shown is the rate in effect at June 30, 2009.
(e)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of these securities at June
     30, 2009 is $5,709,843, which represents
     0.9% of the Portfolio's net assets. All
     or a portion of these securities were
     acquired under a mortgage dollar roll
     agreement.
(f)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(g)  Interest rate presented is yield to
     maturity.
(h)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at June 30,
     2009.
(i)  At June 30, 2009, cash in the amount of
     $477,000 is segregated as collateral for futures contracts with the broker.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-35

(j)  At June 30, 2009, cost is $649,034,357
     for federal income tax purposes and net
     unrealized depreciation is as follows:




Gross unrealized appreciation      $ 14,507,185
Gross unrealized depreciation       (28,414,494)
                                   ------------
Net unrealized depreciation        $(13,907,309)
                                   ============



The following is a list of the inputs used as of June 30, 2009 for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                   QUOTED
                                                PRICES IN
                                                   ACTIVE    SIGNIFICANT
                                              MARKETS FOR          OTHER    SIGNIFICANT
                                                IDENTICAL     OBSERVABLE   UNOBSERVABLE
                                                   ASSETS         INPUTS         INPUTS
 DESCRIPTION                                    (LEVEL 1)      (LEVEL 2)      (LEVEL 3)          TOTAL
Long-Term Bonds
  Asset-Backed Securities
  Automobile                                     $     --   $  1,354,409       $     --   $  1,354,409
  Credit Cards                                         --      3,020,944             --      3,020,944
  Diversified Financial Services                       --      2,211,308             --      2,211,308
  Home Equity                                          --     17,603,251             --     17,603,251
                                                 --------   ------------       --------   ------------
Total Asset-Backed Securities                          --     24,189,912             --     24,189,912
                                                 --------   ------------       --------   ------------
Corporate Bonds
  Aerospace & Defense                                  --      5,085,154             --      5,085,154
  Agriculture                                          --      1,051,480             --      1,051,480
  Auto Manufacturers                                   --      1,016,536             --      1,016,536
  Banks                                                --     19,843,737             --     19,843,737
  Beverages                                            --      2,334,069             --      2,334,069
  Commercial Services                                  --        381,490             --        381,490
  Diversified Financial Services                       --     23,844,258             --     23,844,258
  Electric                                             --     17,769,019             --     17,769,019
  Food                                                 --      6,944,629             --      6,944,629
  Gas                                                  --      1,923,401             --      1,923,401
  Health Care -- Services                              --      2,823,944             --      2,823,944
  Insurance                                            --      8,851,716             --      8,851,716
  Machinery -- Diversified                             --      1,134,207             --      1,134,207
  Media                                                --      7,783,844             --      7,783,844
  Miscellaneous -- Manufacturing                       --      1,027,740             --      1,027,740
  Oil & Gas                                            --      2,455,823             --      2,455,823
  Pipelines                                            --      1,645,386             --      1,645,386
  Real Estate                                          --        747,569             --        747,569
  Real Estate Investment Trusts                        --      1,539,553             --      1,539,553
  Retail                                               --        812,792             --        812,792
  Software                                             --      1,921,356             --      1,921,356
  Telecommunications                                   --     16,175,639             --     16,175,639
  Transportation                                       --      1,481,471             --      1,481,471
  Trucking & Leasing                                   --      1,952,789             --      1,952,789
                                                 --------   ------------       --------   ------------
Total Corporate Bonds                                  --    130,547,602             --    130,547,602
                                                 --------   ------------       --------   ------------



M-36    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                   QUOTED
                                                PRICES IN
                                                   ACTIVE    SIGNIFICANT
                                              MARKETS FOR          OTHER    SIGNIFICANT
                                                IDENTICAL     OBSERVABLE   UNOBSERVABLE
                                                   ASSETS         INPUTS         INPUTS
 DESCRIPTION                                    (LEVEL 1)      (LEVEL 2)      (LEVEL 3)          TOTAL
Medium Term Note
  Diversified Financial Services                 $     --   $    598,144            $--   $    598,144
                                                 --------   ------------       --------   ------------
Total Medium Term Note                                 --        598,144             --        598,144
                                                 --------   ------------       --------   ------------
Mortgage-Backed Securities
  Commercial Mortgage Loans (Collateralized
  Mortgage Obligations)                                --     25,347,243             --     25,347,243
                                                 --------   ------------       --------   ------------
Total Mortgage-Backed Securities                       --     25,347,243             --     25,347,243
                                                 --------   ------------       --------   ------------
U.S. Government & Federal Agencies                     --    416,109,625             --    416,109,625
                                                 --------   ------------       --------   ------------
Yankee Bonds
  Banks                                                --        768,514             --        768,514
  Beverages                                            --      3,361,639             --      3,361,639
  Diversified Financial Services                       --      2,692,780             --      2,692,780
  Electric                                             --        917,478             --        917,478
  Mining                                               --      4,167,172             --      4,167,172
  Oil & Gas                                            --        770,120             --        770,120
  Pharmaceuticals                                      --      1,611,360             --      1,611,360
  Pipelines                                            --      2,744,903             --      2,744,903
  Telecommunications                                   --      7,785,642             --      7,785,642
                                                 --------   ------------       --------   ------------
Total Yankee Bonds                                     --     24,819,608             --     24,819,608
                                                 --------   ------------       --------   ------------
Total Long-Term Bonds                                  --    621,612,134             --    621,612,134
                                                 --------   ------------       --------   ------------
Short-Term Investment
  Commercial Paper                                     --     13,514,914             --     13,514,914
                                                 --------   ------------       --------   ------------
Total Short-Term Investments                           --     13,514,914             --     13,514,914
                                                 --------   ------------       --------   ------------
Futures Contracts
  Futures Contracts Long                          316,826             --             --        316,826
                                                 --------   ------------       --------   ------------
Total Futures Contracts                           316,826             --             --        316,826
                                                 --------   ------------       --------   ------------
TOTAL                                            $316,826   $635,127,048            $--   $635,443,874
                                                 ========   ============       ========   ============



At June 30, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-37

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $648,981,833)     $635,127,048
Cash collateral on deposit at
  broker                                  477,000
Cash                                          859
Receivables:
  Investment securities sold           10,651,427
  Interest                              4,592,905
  Fund shares sold                        786,109
Other assets                                9,407
                                     ------------
     Total assets                     651,644,755
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased      20,088,130
  Manager (See Note 3)                    251,548
  Fund shares redeemed                    160,964
  Shareholder communication               125,908
  Professional fees                        56,583
  Variation margin on futures
     contracts                             49,688
  NYLIFE Distributors (See Note 3)         41,120
  Custodian                                15,306
  Directors                                 1,752
                                     ------------
     Total liabilities                 20,790,999
                                     ------------
Net assets                           $630,853,756
                                     ------------

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    446,573
Additional paid-in capital            591,657,290
                                     ------------
                                      592,103,863
Accumulated undistributed net
  investment income                    44,064,267
Accumulated undistributed net
  realized gain on investments and
  futures transactions                  8,223,585
Net unrealized depreciation on
  investments and futures contracts   (13,537,959)
                                     ------------
Net assets                           $630,853,756
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $445,472,364
                                     ============
Shares of capital stock outstanding    31,473,146
                                     ============
Net asset value per share
  outstanding                        $      14.15
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $185,381,392
                                     ============
Shares of capital stock outstanding    13,184,114
                                     ============
Net asset value per share
  outstanding                        $      14.06
                                     ============






M-38    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $15,140,520
                                      -----------
EXPENSES:
  Manager (See Note 3)                  1,511,222
  Distribution and service--Service
     Class (See Note 3)                   229,527
  Shareholder communication                70,632
  Professional fees                        61,035
  Custodian                                30,222
  Directors                                13,712
  Miscellaneous                            16,176
                                      -----------
     Total expenses                     1,932,526
                                      -----------
Net investment income                  13,207,994
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                 7,345,227
  Futures transactions                 (1,627,617)
                                      -----------
Net realized gain on investments
  and futures transactions              5,717,610
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                          (5,183,790)
  Futures contracts                       316,826
                                      -----------
Net change in unrealized
  depreciation on investments and
  futures contracts                    (4,866,964)
                                      -----------
Net realized and unrealized gain on
  investments and futures
  transactions                            850,646
                                      -----------
Net increase in net assets
  resulting from operations           $14,058,640
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-39

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2008


                                       2009            2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $ 13,207,994   $  30,437,803
 Net realized gain on
  investments and futures
  transactions                    5,717,610       3,029,110
 Net change in unrealized
  appreciation (depreciation)
  on investments and futures
  contracts                      (4,866,964)    (12,025,476)
                               ----------------------------
 Net increase in net assets
  resulting from operations      14,058,640      21,441,437
                               ----------------------------

Dividends and distributions to
  shareholders:
 From net investment income:
    Initial Class                        --     (19,969,165)
    Service Class                        --      (7,722,294)
                               ----------------------------
                                         --     (27,691,459)
                               ----------------------------
 From net realized gain on investments:
    Initial Class                        --        (138,814)
    Service Class                        --         (55,726)
                               ----------------------------
                                         --        (194,540)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                           --     (27,885,999)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         65,276,085     175,611,949
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                      --      27,885,999
 Cost of shares redeemed        (82,525,929)   (211,495,185)
                               ----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (17,249,844)     (7,997,237)
                               ----------------------------
    Net decrease in net
     assets                      (3,191,204)    (14,441,799)

NET ASSETS:
Beginning of period             634,044,960     648,486,759
                               ----------------------------
End of period                  $630,853,756   $ 634,044,960
                               ============================
Accumulated undistributed net
 investment income at end of
 period                        $ 44,064,267   $  30,856,273
                               ============================






M-40    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com  M-41

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         INITIAL CLASS
                            ----------------------------------------------------------------------
                            SIX MONTHS
                               ENDED
                             JUNE 30,                      YEAR ENDED DECEMBER 31,

                            ----------------------------------------------------------------------
                               2009*        2008        2007        2006        2005        2004

Net asset value at
  beginning of period        $  13.82     $  13.96    $  13.60    $  13.16    $  13.31    $  13.41
                             --------     --------    --------    --------    --------    --------
Net investment income            0.30 (a)     0.64 (a)    0.53        0.58        0.53 (a)    0.47
Net realized and
  unrealized gain (loss)
  on investments                 0.03        (0.16)       0.35        0.02       (0.24)       0.08
                             --------     --------    --------    --------    --------    --------
Total from investment
  operations                     0.33         0.48        0.88        0.60        0.29        0.55
                             --------     --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                        --        (0.62)      (0.52)      (0.16)      (0.44)      (0.50)
  From net realized gain
     on investments                --        (0.00)++       --          --          --       (0.15)
                             --------     --------    --------    --------    --------    --------
Total dividends and
  distributions                    --        (0.62)      (0.52)      (0.16)      (0.44)      (0.65)
                             --------     --------    --------    --------    --------    --------
Net asset value at end of
  period                     $  14.15     $  13.82    $  13.96    $  13.60    $  13.16    $  13.31
                             ========     ========    ========    ========    ========    ========
Total investment return          2.39%(d)     3.72%       6.52%       4.55%       2.18%(b)    4.09%
Ratios (to average net
  assets)/ Supplemental
  Data:
  Net investment income          4.41%++      4.58%       4.89%       4.66%       3.96%       3.36%
  Net expenses                   0.56%++      0.54%       0.50%       0.52%       0.36%       0.54%
  Expenses (before
     reimbursement)              0.56%++      0.54%       0.50%       0.52%       0.51%       0.54%
Portfolio turnover rate            93%(c)      304%(c)     265%(c)     166%(c)     277%(c)     335%
Net assets at end of
  period (in 000's)          $445,472     $451,804    $508,892    $410,139    $377,607    $421,046




*    Unaudited.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.03% and 1.77% for Initial Class shares and Service
     Class shares, respectively for the year ended December 31, 2005.
(c)  The portfolio turnover rates not including mortgage dollar rolls were 92%,
     297%, 256%, 147% and 161% for the six months period ended June 30, 2009 and the years ended December 31, 2008, 2007, 2006 and 2005, respectively.
(d)  Total return is not annualized.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-42    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                  SERVICE CLASS
      --------------------------------------------------------------------
      SIX MONTHS
         ENDED
       JUNE 30,                     YEAR ENDED DECEMBER 31,

      --------------------------------------------------------------------
         2009*        2008        2007        2006        2005       2004

       $  13.75     $  13.90    $  13.55    $  13.12    $ 13.29    $ 13.40
       --------     --------    --------    --------    -------    -------
           0.28 (a)     0.60 (a)    0.49        0.57       0.50 (a)   0.46
           0.03        (0.15)       0.35        0.00 ++   (0.25)      0.05
       --------     --------    --------    --------    -------    -------
           0.31         0.45        0.84        0.57       0.25       0.51
       --------     --------    --------    --------    -------    -------

             --        (0.60)      (0.49)      (0.14)     (0.42)     (0.47)
             --        (0.00)++       --          --         --      (0.15)
       --------     --------    --------    --------    -------    -------
             --        (0.60)      (0.49)      (0.14)     (0.42)     (0.62)
       --------     --------    --------    --------    -------    -------
       $  14.06     $  13.75    $  13.90    $  13.55    $ 13.12    $ 13.29
       ========     ========    ========    ========    =======    =======
           2.25%(d)(e)  3.47%       6.25%       4.29%      1.89%(b)   3.83%

           4.13%++      4.34%       4.64%       4.41%      3.71%      3.11%
           0.81%++      0.79%       0.75%       0.77%      0.61%      0.79%
           0.81%++      0.79%       0.75%       0.77%      0.76%      0.79%
             93%(c)      304%(c)     265%(c)     166%(c)    277%(c)    335%
       $185,381     $182,241    $139,595    $103,352    $90,392    $61,720




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-43

MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             10.10%       -25.74%        -2.47%       -4.56%



                                            (After Portfolio operating expenses)

                                MAINSTAY VP
                           CAPITAL APPRECIATION    RUSSELL 1000    S&P 500
                                 PORTFOLIO         GROWTH INDEX     INDEX
                           --------------------    ------------    -------
06/30/99                           10000               10000        10000
                                   11932               12566        10725
                                    8636                8021         9134
                                    6513                5896         7491
                                    6112                6070         7510
                                    7103                7155         8945
                                    7321                7275         9511
                                    7872                7720        10332
                                    9208                9190        12459
                                    8439                8643        10824
06/30/09                            6267                6525         7987





SERVICE CLASS(2)                                                  AS OF 6/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             9.97%        -25.92%        -2.72%       -4.81%




                                            (After Portfolio operating expenses)

                                MAINSTAY VP
                           CAPITAL APPRECIATION    RUSSELL 1000    S&P 500
                                 PORTFOLIO         GROWTH INDEX     INDEX
                           --------------------    ------------    -------
06/30/99                           10000               10000        10000
                                   11896               12566        10725
                                    8588                8021         9134
                                    6461                5896         7491
                                    6049                6070         7510
                                    7011                7155         8945
                                    7209                7275         9511
                                    7729                7720        10332
                                    9019                9190        12459
                                    8245                8643        10824
06/30/09                            6108                6525         7987





 BENCHMARK PERFORMANCE                             SIX       ONE      FIVE     TEN
                                                 MONTHS     YEAR     YEARS    YEARS
Russell 1000(R) Growth Index(3)                   11.53%   -24.50%   -1.83%   -4.18%
S&P 500(R) Index(3)                                3.16    -26.21    -2.24    -2.22
Average Lipper Variable Products Large-Cap
  Growth Portfolio(4)                             12.22    -27.41    -1.80    -2.84



1. Performance figures shown for the five-year and ten-year periods ended June 30, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been -2.58% and -4.62% for Initial Class shares and -2.78% and -4.84% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The average Lipper variable products large-cap growth portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500(R) index. Lipper Inc. is an independent monitor of fund performance.



M-44    MainStay VP Capital Appreciation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2009, to June 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2009, to June 30, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/09         6/30/09       PERIOD(1)         6/30/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,101.00        $3.59          $1,021.40         $3.46
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,099.70        $4.89          $1,020.10         $4.71
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.69% for Initial Class and 0.94% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                 mainstayinvestments.com    M-45

INDUSTRY COMPOSITION AS OF JUNE 30, 2009


Computers & Peripherals                 8.4%
Software                                8.1
Communications Equipment                5.8
Health Care Equipment & Supplies        5.6
Internet Software & Services            5.0
Beverages                               4.4
Capital Markets                         4.4
Semiconductors & Semiconductor
  Equipment                             4.0
Pharmaceuticals                         3.6
Food & Staples Retailing                3.4
Aerospace & Defense                     3.2
Oil, Gas & Consumable Fuels             3.1
IT Services                             2.9
Hotels, Restaurants & Leisure           2.8
Biotechnology                           2.7
Road & Rail                             2.5
Diversified Financial Services          2.3
Energy Equipment & Services             2.3
Specialty Retail                        2.3
Chemicals                               2.2
Health Care Providers & Services        2.0
Machinery                               1.7
Life Sciences Tools & Services          1.3
Multiline Retail                        1.3
Household Products                      1.2
Wireless Telecommunication Services     1.2
Internet & Catalog Retail               1.1
Tobacco                                 1.0
Construction & Engineering              0.9
Electronic Equipment & Instruments      0.6
Air Freight & Logistics                 0.5
Media                                   0.5
Food Products                           0.4
Industrial Conglomerates                0.4
Consumer Finance                        0.3
Independent Power Producers & Energy
  Traders                               0.3
Textiles, Apparel & Luxury Goods        0.2
Exchange Traded Funds                   2.6
Short-Term Investment                   3.5
Cash and Other Assets, Less
  Liabilities                           0.0++
                                      -----
                                      100.0%
                                      =====



 See Portfolio of Investments on page M-49 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF JUNE 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Microsoft Corp.
    2.  International Business Machines Corp.
    3.  Apple, Inc.
    4.  QUALCOMM, Inc.
    5.  Google, Inc. Class A
    6.  Oracle Corp.
    7.  iShares Russell 1000 Growth Index Fund
    8.  PepsiCo, Inc.
    9.  Coca-Cola Co. (The)
   10.  Gilead Sciences, Inc.






M-46    MainStay VP Capital Appreciation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE PORTFOLIO'S MANAGER.(1)

HOW DID MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2009?

For the six months ended June 30, 2009, MainStay VP Capital Appreciation Portfolio returned 10.10% for Initial Class shares and 9.97% for Service Class shares. Both share classes underperformed the 12.22% return of the average Lipper(2) Variable Products Large Cap Growth Portfolio and the 11.53% return of the Russell 1000(R) Growth Index(1) for the six months ended June 30, 2009. The Russell 1000(R) Growth Index is the Portfolio's broad-based securities-market index.

WERE THERE ANY IMPORTANT CHANGES IN THE PORTFOLIO'S STRUCTURE OR DAY-TO-DAY PORTFOLIO MANAGEMENT DURING THE REPORTING PERIOD?

At a special meeting held on June 23, 2009, the Portfolio's Board of Directors approved the following actions: (1) termination of the Subadvisory Agreement between New York Life Investments and MacKay Shields, effective prior to the opening of the U.S. financial markets on June 29, 2009; (2) appointment of Madison Square Investors as interim Subadvisor to the Portfolio, effective at the opening of the U.S. financial markets on June 29, 2009; and (3) changes to the Portfolio's investment objective, principal investment strategy, investment process and principal risks. The Board also approved the appointment of Madison Square Investors as the permanent Subadvisor to the Portfolio, contingent upon approval by the Portfolio's shareholders at a special meeting of shareholders to be held on or about October 16, 2009. If shareholders approve this appointment, the name of the Portfolio will change from MainStay VP Capital Appreciation Portfolio to MainStay VP Growth Equity Portfolio, which would be effective on or about November 13, 2009. A proxy statement containing more information about the Subadvisor and the new Agreement is expected to be mailed to shareholders on August 26, 2009, to shareholders of record on July 27, 2009.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE REPORTING PERIOD?

MainStay VP Capital Appreciation Portfolio's underperformance resulted largely from the Portfolio's defensive posture. Near the end of the reporting period, the equity markets favored companies that were perceived to be likely to benefit from an economic recovery and whose valuations were at or near historic lows. Many retailers, information technology companies, industrial companies and materials companies fit this profile. There was much less interest in the defensive sectors that had done well in 2008, such as consumer staples and health care. This quick and dramatic sector rotation caused the Portfolio to underperform its benchmark index during the reporting period.

DURING THE REPORTING PERIOD, WHICH PORTFOLIO SECTORS WERE STRONG CONTRIBUTORS TO RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED?

During the reporting period, the strongest-contributing sectors to the Portfolio's performance relative to the Russell 1000(R) Growth Index were information technology, energy and industrials. While the Portfolio held an underweight position relative to the Russell 1000(R) Growth Index in information technology, superior stock selection contributed positively to the Portfolio's relative performance in the sector. The market was attracted to information technology stocks because they appeared to be attractively valued and economically sensitive. Strong stock selection in the energy sector served the Portfolio well during the first half of 2009. Energy and metals stocks tend to perform well when inflation is a concern. Yet even in the absence of inflation, the Subadvisor believed that oil and gas prices would head significantly higher over time, given high rates of oil reservoir depletion, growing demand from developing regions around the world and scarcity of new supply. In the industrials sector, an underweight position helped the Portfolio's relative performance.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Investment in real estate investment trusts (REITs) carries many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes and changes in interest rates.

1. During the reporting period, New York Life Investment Management LLC ("New York Life Investments") delegated day-to-day portfolio management responsibilities to MacKay Shields LLC ("Mackay Shields") from January 1, 2009, to June 29, 2009, and to Madison Square Investors LLC ("Madison Square Investors") beginning on June 29, 2009.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                 mainstayinvestments.com    M-47

The Portfolio's three weakest sectors during the reporting period were utilities, financials and consumer staples. A slightly overweight position relative to the Russell 1000(R) Growth Index and poor stock selection hindered relative performance in the utilities sector. Although consumer staples had performed well during the risk-averse fourth quarter of 2008, many investors used these stocks as a source of funds in the first half of 2009 when they saw early signs of an economic recovery. The Portfolio's slightly underweight position and poor stock selection detracted from relative performance in the consumer staples group. Financials were also a very disappointing sector during the first half of 2009. While the Portfolio was significantly underweight relative to the Russell 1000(R) Growth Index in financials, the positions the Portfolio held detracted from performance amid concerns about the health of many of the nation's largest financial institutions and their lack of earnings visibility.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS DETRACTED?

Computers & peripherals manufacturer Apple was the biggest contributor to the Portfolio's absolute return. Apple had strong second-quarter earnings and the company's financial condition remained robust. Blackberry device and software provider Research In Motion was also a stellar performer for the Portfolio. The stock benefited from strong sales of the company's smartphones, a promising slate of new products and better earnings visibility for 2009. International Business Machines was another information technology stock that advanced with the recovery that began on March 9, 2009.

In absolute terms, the Portfolio's worst-performing stock during the reporting period was railroad operator Norfolk Southern. Weak demand trends, lower diesel prices (which made trucking more competitive) and the threat of onerous new legislation reduced earnings visibility for this stock. Another laggard during the reporting period was biotechnology company Celgene. The company suffered when investors rotated away from health care stocks and sales slowed for Revlimid, a cancer treatment drug that is the company's largest product. Shares of Energizer Holdings, a manufacturer of batteries, flashlights and personal care products, initially participated in the stock market rally but then pulled back on tepid earnings news.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE FIRST HALF OF 2009?

During the reporting period, the Portfolio increased its exposure to cyclical stocks that were believed to be well-positioned to benefit from a turnaround in the U.S. economy. These new holdings included home-improvement retailer Lowe's, airfreight & logistics company United Parcel Service and industrial conglomerate 3M.

The Portfolio reduced some of its defensive holdings during the reporting period. The Portfolio sold its position in auto-parts retailer AutoZone and trimmed the allocation to beverage company Coca-Cola. In light of continued concerns about financials, the Subadvisor trimmed the Portfolio's exposure to the sector by selling Goldman Sachs Group, Wells Fargo and U.S. Bancorp.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE OVER THE COURSE OF THE REPORTING PERIOD?

As the Subadvisor saw signs that the economy, if not getting better, was at least not getting worse, exposure was added to cyclical stocks by increasing the Portfolio's weightings in consumer discretionary and industrials. Part of that strategy involved reducing the Portfolio's weightings in consumer staples and health care, which are widely viewed as defensive sectors. During the reporting period, the Portfolio decreased its weighting in financials.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2009, the Portfolio held a significantly overweight position relative to the Russell 1000(R) Growth Index in consumer discretionary stocks. The Subadvisor believed that these stocks were attractively priced and likely to benefit from an economic recovery. Although exposure to the health care sector was reduced, the Portfolio remained overweight relative to the Russell 1000(R) Growth Index in the sector. Despite a market rotation away from these historically defensive names, there were still individual health care stocks that the Subadvisor found attractive and that continued to perform well.

As of June 30, 2009, the Portfolio remained underweight relative to the Russell 1000(R) Growth Index in financials, where earnings outlooks remained uncertain and many companies had high risk profiles. As of the same date, the Portfolio remained underweight in the industrials sector.


----------
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-48    MainStay VP Capital Appreciation Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2009 UNAUDITED



                                          SHARES          VALUE
COMMON STOCKS 93.9%+
----------------------------------------------------------------

AEROSPACE & DEFENSE 3.2%
Precision Castparts Corp.                 70,844   $   5,173,737
United Technologies Corp.                142,500       7,404,300
                                                   -------------
                                                      12,578,037
                                                   -------------

AIR FREIGHT & LOGISTICS 0.5%
C.H. Robinson Worldwide,
  Inc.                                    22,473       1,172,192
Expeditors International of
  Washington, Inc.                        25,762         858,776
                                                   -------------
                                                       2,030,968

                                                   -------------

BEVERAGES 4.4%
 v  Coca-Cola Co. (The)                  178,193       8,551,482
 v  PepsiCo, Inc.                        160,372       8,814,045
                                                   -------------
                                                      17,365,527

                                                   -------------

BIOTECHNOLOGY 2.7%
Celgene Corp.(a)                          49,687       2,377,026
 v  Gilead Sciences, Inc. (a)            177,429       8,310,775
                                                   -------------
                                                      10,687,801

                                                   -------------

CAPITAL MARKETS 4.4%
BlackRock, Inc.                           20,472       3,591,198
Charles Schwab Corp. (The)               223,592       3,921,804
Goldman Sachs Group, Inc.
  (The)                                   24,117       3,555,810
Morgan Stanley                           103,152       2,940,864
State Street Corp.                        74,254       3,504,789
                                                   -------------
                                                      17,514,465

                                                   -------------

CHEMICALS 2.2%
Ecolab, Inc.                              20,764         809,589
Monsanto Co.                              76,159       5,661,660
Praxair, Inc.                             31,586       2,244,817
                                                   -------------
                                                       8,716,066

                                                   -------------

COMMUNICATIONS EQUIPMENT 5.8%
Cisco Systems, Inc. (a)                  421,727       7,860,991
 v  QUALCOMM, Inc.                       243,142      10,990,018
Research In Motion, Ltd. (a)              56,431       4,009,423
                                                   -------------
                                                      22,860,432

                                                   -------------

COMPUTERS & PERIPHERALS 8.4%
 v  Apple, Inc. (a)                       86,805      12,363,636
EMC Corp. (a)                            236,400       3,096,840
Hewlett-Packard Co.                      102,675       3,968,389
 v  International Business
  Machines Corp.                         134,632      14,058,273
                                                   -------------
                                                      33,487,138

                                                   -------------

CONSTRUCTION & ENGINEERING 0.9%
Aecom Technology Corp. (a)               114,470       3,663,040
                                                   -------------

CONSUMER FINANCE 0.3%
American Express Co.                      50,346       1,170,041
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 2.3%
Bank of America Corp.                    182,060       2,403,192
IntercontinentalExchange,
  Inc. (a)                                32,124       3,669,846
JPMorgan Chase & Co.                      93,700       3,196,107
                                                   -------------
                                                       9,269,145

                                                   -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.6%
Amphenol Corp. Class A                    74,708       2,363,761
                                                   -------------

ENERGY EQUIPMENT & SERVICES 2.3%
Cameron International Corp.
  (a)                                     37,544       1,062,495
Halliburton Co.                           95,566       1,978,216
National Oilwell Varco, Inc.
  (a)                                     36,078       1,178,308
Transocean, Ltd. (a)                      40,300       2,993,887
Weatherford International,
  Ltd. (a)                                99,907       1,954,181
                                                   -------------
                                                       9,167,087

                                                   -------------

FOOD & STAPLES RETAILING 3.4%
CVS Caremark Corp.                        74,739       2,381,932
Kroger Co. (The)                         162,036       3,572,894
Wal-Mart Stores, Inc.                    155,000       7,508,200
                                                   -------------
                                                      13,463,026

                                                   -------------

FOOD PRODUCTS 0.4%
General Mills, Inc.                       28,853       1,616,345
                                                   -------------


HEALTH CARE EQUIPMENT & SUPPLIES 5.6%
Baxter International, Inc.               133,550       7,072,808
Becton, Dickinson & Co.                   52,900       3,772,299
Medtronic, Inc.                          138,050       4,816,565
St. Jude Medical, Inc. (a)               157,100       6,456,810
                                                   -------------
                                                      22,118,482

                                                   -------------

HEALTH CARE PROVIDERS & SERVICES 2.0%
Medco Health Solutions, Inc.
  (a)                                    170,300       7,767,383
                                                   -------------


HOTELS, RESTAURANTS & LEISURE 2.8%
Carnival Corp.                           191,000       4,922,070
McDonald's Corp.                         110,100       6,329,649
                                                   -------------
                                                      11,251,719

                                                   -------------

HOUSEHOLD PRODUCTS 1.2%
Colgate-Palmolive Co.                     38,896       2,751,503
Procter & Gamble Co. (The)                38,314       1,957,845
                                                   -------------
                                                       4,709,348
                                                   -------------


 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, as of June 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-49


                                          SHARES          VALUE
COMMON STOCKS (CONTINUED)
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.3%
NRG Energy, Inc. (a)                      40,108   $   1,041,204
                                                   -------------


INDUSTRIAL CONGLOMERATES 0.4%
3M Co.                                    26,700       1,604,670
                                                   -------------

INTERNET & CATALOG RETAIL 1.1%
Priceline.com, Inc. (a)                   38,400       4,283,520
                                                   -------------

INTERNET SOFTWARE & SERVICES 5.0%
Akamai Technologies, Inc. (a)            166,473       3,192,952
Baidu, Inc., ADR (a)(b)                    9,268       2,790,502
Equinix, Inc. (a)                         45,770       3,329,310
 v  Google, Inc. Class A (a)              25,289      10,661,590
                                                   -------------
                                                      19,974,354
                                                   -------------

IT SERVICES 2.9%
Cognizant Technology
  Solutions Corp. Class A(a)             179,514       4,793,024
Visa, Inc. Class A                       108,033       6,726,134
                                                   -------------
                                                      11,519,158

                                                   -------------

LIFE SCIENCES TOOLS & SERVICES 1.3%
Illumina, Inc. (a)                        83,594       3,255,151
Thermo Fisher Scientific,
  Inc. (a)                                47,851       1,950,885
                                                   -------------
                                                       5,206,036

                                                   -------------

MACHINERY 1.7%
Caterpillar, Inc.                         37,000       1,222,480
Danaher Corp.                             86,900       5,365,206
                                                   -------------
                                                       6,587,686

                                                   -------------

MEDIA 0.5%
DIRECTV Group, Inc. (The) (a)             79,982       1,976,355
                                                   -------------

MULTILINE RETAIL 1.3%
Kohl's Corp. (a)                         117,543       5,024,963
                                                   -------------

OIL, GAS & CONSUMABLE FUELS 3.1%
Petro-Canada                              49,757       1,911,664
PetroHawk Energy Corp. (a)               111,329       2,482,637
Petroleo Brasileiro S.A., ADR
  (b)                                     62,883       2,576,945
Southwestern Energy Co. (a)               60,269       2,341,450
Williams Cos., Inc.                      182,670       2,851,479
                                                   -------------
                                                      12,164,175

                                                   -------------

PHARMACEUTICALS 3.6%
Abbott Laboratories                      150,651       7,086,623
Allergan, Inc.                            21,430       1,019,639
Bristol-Myers Squibb Co.                  97,285       1,975,858
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (b)                                 82,046       4,048,150
                                                   -------------
                                                      14,130,270

                                                   -------------

ROAD & RAIL 2.5%
Norfolk Southern Corp.                    91,571       3,449,479
Union Pacific Corp.                      127,179       6,620,939
                                                   -------------
                                                      10,070,418

                                                   -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.0%
Intel Corp.                              440,329       7,287,445
Lam Research Corp. (a)                    56,024       1,456,344
Marvell Technology Group,
  Ltd. (a)                               358,300       4,170,612
NVIDIA Corp. (a)                         275,708       3,112,743
                                                   -------------
                                                      16,027,144

                                                   -------------

SOFTWARE 8.1%
Autodesk, Inc. (a)                        70,473       1,337,578
McAfee, Inc. (a)                          76,143       3,212,473
 v  Microsoft Corp.                      771,607      18,341,098
 v  Oracle Corp.                         423,300       9,067,086
                                                   -------------
                                                      31,958,235

                                                   -------------

SPECIALTY RETAIL 2.3%
Best Buy Co., Inc.                        69,411       2,324,574
Lowe's Cos., Inc.                        215,100       4,175,091
TJX Cos., Inc.                            89,308       2,809,630
                                                   -------------
                                                       9,309,295

                                                   -------------

TEXTILES, APPAREL & LUXURY GOODS 0.2%
Polo Ralph Lauren Corp.                   15,868         849,573
                                                   -------------


TOBACCO 1.0%
Philip Morris International,
  Inc.                                    96,000       4,187,520
                                                   -------------

WIRELESS TELECOMMUNICATION SERVICES 1.2%
American Tower Corp. Class A
  (a)                                     99,374       3,133,262
NII Holdings, Inc. (a)                    86,584       1,650,724
                                                   -------------
                                                       4,783,986
                                                   -------------
Total Common Stocks
  (Cost $382,989,984)                                372,498,373

                                                   -------------

EXCHANGE TRADED FUNDS 2.6% (C)
----------------------------------------------------------------

 v  iShares Russell 1000
  Growth Index Fund                      215,400       8,837,862
ProShares Ultra S&P500                    56,900       1,487,366
                                                   -------------
Total Exchange Traded Funds
  (Cost $9,506,965)                                   10,325,228
                                                   -------------





M-50    MainStay VP Capital Appreciation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
SHORT-TERM INVESTMENT 3.5%
----------------------------------------------------------------

REPURCHASE AGREEMENT 3.5%
State Street Bank and Trust
  Co.
  0.01%, dated 6/30/09
  due 7/1/09
  Proceeds at Maturity
  $13,870,547 (Collateralized
  by a Federal Home Loan Bank
  security with a rate of
  0.90% and a maturity date
  of 04/8/10, with a
  Principal Amount of
  $14,080,000 and a Market
  Value of $14,150,400)              $13,870,544   $  13,870,544
                                                   -------------
Total Short-Term Investment
  (Cost $13,870,544)                                  13,870,544
                                                   -------------
Total Investments
  (Cost $406,367,493) (d)                  100.0%    396,694,145
Cash and Other Assets,
  Less Liabilities                         0.0++          13,601
                                           =====    ============
Net Assets                                 100.0%  $ 396,707,746
                                           =====    ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  Exchange Traded Fund--represents a basket of securities that is traded on an exchange.
(d)  At June 30, 2009, cost is $408,381,098 for federal income tax purposes and net unrealized depreciation is as follows:



Gross unrealized appreciation      $ 18,292,244
Gross unrealized depreciation       (29,979,197)
                                   ------------
Net unrealized depreciation        $(11,686,953)
                                   ============



The following is a list of the inputs used as of June 30, 2009 for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
Common Stocks
  Aerospace & Defense                           $ 12,578,037   $        --        $     --    $ 12,578,037
  Air Freight & Logistics                          2,030,968            --              --       2,030,968
  Beverages                                       17,365,527            --              --      17,365,527
  Biotechnology                                   10,687,801            --              --      10,687,801
  Capital Markets                                 17,514,465            --              --      17,514,465
  Chemicals                                        8,716,066            --              --       8,716,066
  Communications Equipment                        22,860,432            --              --      22,860,432
  Computers & Peripherals                         33,487,138            --              --      33,487,138
  Construction & Engineering                       3,663,040            --              --       3,663,040
  Consumer Finance                                 1,170,041            --              --       1,170,041
  Diversified Financial Services                   9,269,145            --              --       9,269,145
  Electronic Equipment & Instruments               2,363,761            --              --       2,363,761
  Energy Equipment & Services                      9,167,087            --              --       9,167,087
  Food & Staples Retailing                        13,463,026            --              --      13,463,026
  Food Products                                    1,616,345            --              --       1,616,345
  Health Care Equipment & Supplies                22,118,482            --              --      22,118,482
  Health Care Providers & Services                 7,767,383            --              --       7,767,383
  Hotels, Restaurants & Leisure                   11,251,719            --              --      11,251,719
  Household Products                               4,709,348            --              --       4,709,348
  Independent Power Producers & Energy Traders     1,041,204            --              --       1,041,204
  Industrial Conglomerates                         1,604,670            --              --       1,604,670
  Internet & Catalog Retail                        4,283,520            --              --       4,283,520
  Internet Software & Services                    19,974,354            --              --      19,974,354
  IT Services                                     11,519,158            --              --      11,519,158
  Life Sciences Tools & Services                   5,206,036            --              --       5,206,036


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-51

                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
  Machinery                                     $  6,587,686   $        --             $--    $  6,587,686
  Media                                            1,976,355            --              --       1,976,355
  Multiline Retail                                 5,024,963            --              --       5,024,963
  Oil, Gas & Consumable Fuels                     12,164,175            --              --      12,164,175
  Pharmaceuticals                                 14,130,270            --              --      14,130,270
  Road & Rail                                     10,070,418            --              --      10,070,418
  Semiconductors & Semiconductor Equipment        16,027,144            --              --      16,027,144
  Software                                        31,958,235            --              --      31,958,235
  Specialty Retail                                 9,309,295            --              --       9,309,295
  Textiles, Apparel & Luxury Goods                   849,573            --              --         849,573
  Tobacco                                          4,187,520            --              --       4,187,520
  Wireless Telecommunication Services              4,783,986            --              --       4,783,986
                                                ------------   -----------        --------    ------------
Total Common Stocks                              372,498,373            --              --     372,498,373
                                                ------------   -----------        --------    ------------
Exchange Traded Funds                             10,325,228            --              --      10,325,228
Short-Term Investment
  Repurchase Agreement                                    --    13,870,544              --      13,870,544
                                                ------------   -----------        --------    ------------
Total Short-Term Investments                              --    13,870,544              --      13,870,544
                                                ------------   -----------        --------    ------------
TOTAL                                           $382,823,601   $13,870,544             $--    $396,694,145
                                                ============   ===========        ========    ============



The Portfolio did not hold other financial instruments as of June 30, 2009.

At June 30, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



M-52    MainStay VP Capital Appreciation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $406,367,493)     $ 396,694,145
Receivables:
  Investment securities sold           104,042,813
  Dividends and interest                   285,927
  Fund shares sold                          11,200
Other assets                                 2,476
                                     -------------
     Total assets                      501,036,561
                                     -------------
LIABILITIES:
Payables:
  Investment securities purchased      103,827,401
  Manager (See Note 3)                     201,514
  Fund shares redeemed                     119,382
  Shareholder communication                112,545
  Professional fees                         49,752
  NYLIFE Distributors (See Note 3)           7,743
  Directors                                  4,525
  Custodian                                  4,219
Accrued expenses                             1,734
                                     -------------
     Total liabilities                 104,328,815
                                     -------------
Net assets                           $ 396,707,746
                                     =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $     218,307
Additional paid-in capital             525,381,601
                                     -------------
                                       525,599,908
                                     -------------
Accumulated undistributed net
  investment income                      3,737,946
Accumulated net realized loss on
  investments                         (122,956,760)
Net unrealized depreciation on
  investments                           (9,673,348)
                                     -------------
Net assets                           $ 396,707,746
                                     =============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 359,601,294
                                     =============
Shares of capital stock outstanding     19,778,396
                                     =============
Net asset value per share
  outstanding                        $       18.18
                                     =============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $  37,106,452
                                     =============
Shares of capital stock outstanding      2,052,258
                                     =============
Net asset value per share
  outstanding                        $       18.08
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-53

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  2,752,693
  Interest                                  3,401
                                     ------------
     Total income                       2,756,094
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,137,676
  Shareholder communication                61,352
  Professional fees                        53,350
  Distribution and service--Service
     Class (See Note 3)                    43,667
  Directors                                11,847
  Custodian                                 6,949
  Miscellaneous                            15,343
                                     ------------
     Total expenses                     1,330,184
                                     ------------
Net investment income                   1,425,910
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments      (33,733,493)
Net change in unrealized
  depreciation on investments          68,191,953
                                     ------------
Net realized and unrealized gain on
  investments                          34,458,460
                                     ------------
Net increase in net assets
  resulting from operations          $ 35,884,370
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $7,885.



M-54    MainStay VP Capital Appreciation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  1,425,910   $   2,312,050
 Net realized loss on
  investments                   (33,733,493)    (43,331,437)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 68,191,953    (224,408,886)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     35,884,370    (265,428,273)
                               ----------------------------

Dividends to shareholders:
 From net investment income:
    Initial Class                        --      (2,857,612)
    Service Class                        --        (130,025)
                               ----------------------------
 Total dividends to
  shareholders                           --      (2,987,637)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          4,099,607      19,676,349
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends              --       2,987,637
 Cost of shares redeemed        (29,916,257)   (113,994,895)
                               ----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (25,816,650)    (91,330,909)
                               ----------------------------
    Net increase (decrease)
     in net assets               10,067,720    (359,746,819)

NET ASSETS:
Beginning of period             386,640,026     746,386,845
                               ----------------------------
End of period                  $396,707,746   $ 386,640,026
                               ============================
Accumulated undistributed net
 investment income at end of
 period                        $  3,737,946   $   2,312,036
                               ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-55

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         INITIAL CLASS
                            ----------------------------------------------------------------------
                            SIX MONTHS
                               ENDED
                             JUNE 30,                      YEAR ENDED DECEMBER 31,

                            ----------------------------------------------------------------------
                               2009*        2008        2007        2006        2005        2004
Net asset value at
  beginning of period        $  16.52     $  27.23    $  24.26    $  23.31    $  21.51    $  20.70
                             --------     --------    --------    --------    --------    --------
Net investment income
  (loss)                         0.07 (a)     0.10 (a)    0.13        0.05        0.07 (a)    0.05
Net realized and
  unrealized gain (loss)
  on investments                 1.59       (10.68)       2.88        0.99        1.73        0.81
                             --------     --------    --------    --------    --------    --------
Total from investment
  operations                     1.66       (10.58)       3.01        1.04        1.80        0.86
                             --------     --------    --------    --------    --------    --------
Less dividends:
  From net investment
     income                        --        (0.13)      (0.04)      (0.09)      (0.00)++    (0.05)
                             --------     --------    --------    --------    --------    --------
Net asset value at end of
  period                     $  18.18     $  16.52    $  27.23    $  24.26    $  23.31    $  21.51
                             ========     ========    ========    ========    ========    ========
Total investment return         10.05%(c)(d)(38.87%)     12.39%       4.45%       8.41%(b)    4.16%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                      0.79%++      0.43%       0.40%       0.13%       0.33%       0.24%
  Net expenses                   0.69%++      0.64%       0.60%       0.62%       0.37%       0.65%
  Expenses (before waiver)       0.69%++      0.64%       0.60%       0.62%       0.60%       0.65%
Portfolio turnover rate            53%          54%         85%         28%         22%         34%
Net assets at end of
  period (in 000's)          $359,601     $350,412    $681,500    $738,278    $835,933    $929,227




*    Unaudited.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 8.16% and 7.88% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-56    MainStay VP Capital Appreciation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                             Service Class
         --------------------------------------------------------------------------------------------------------------------
              Six months
                 ended
               June 30,                                             Year ended December 31,

                -------------------------------------------------------------------------------------------------------------

                 2009*                   2008                    2007                    2006                    2005
                $ 16.45                 $ 27.07                 $ 24.14                 $ 23.21                 $ 21.47
                -------                 -------                 -------                 -------                 -------
                   0.04 (a)                0.04 (a)                0.04                   (0.03)                   0.02 (a)
                   1.59                  (10.60)                   2.89                    1.00                    1.72
                -------                 -------                 -------                 -------                 -------
                   1.63                  (10.56)                   2.93                    0.97                    1.74
                -------                 -------                 -------                 -------                 -------

                     --                   (0.06)                     --                   (0.04)                     --
                -------                 -------                 -------                 -------                 -------
                $ 18.08                 $ 16.45                 $ 27.07                 $ 24.14                 $ 23.21
                =======                 =======                 =======                 =======                 =======
                   9.91%(c)(d)           (39.03%)                 12.11%                   4.19%                   8.10%(b)

                   0.54%++                 0.18%                   0.15%                  (0.12%)                  0.08%
                   0.94%++                 0.89%                   0.85%                   0.87%                   0.62%
                   0.94%++                 0.89%                   0.85%                   0.87%                   0.85%
                     53%                     54%                     85%                     28%                     22%
                $37,106                 $36,228                 $64,887                 $60,806                 $58,556
            Service
             Class
         ------------
          Year ended
         December 31,

         ---------
             2004
            $ 20.68
            -------
               0.02
               0.79
            -------
               0.81
            -------

              (0.02)
            -------
            $ 21.47
            =======
               3.90%

              (0.01%)
               0.90%
               0.90%
                 34%
            $48,218




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-57

MAINSTAY VP CASH MANAGEMENT PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. NOTWITHSTANDING THE PRECEDING STATEMENT, SHAREHOLDERS OF THE PORTFOLIO TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR UP TO THE NUMBER OF SHARES THAT THEY HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS, AS DISCUSSED IN NOTE 12.


INITIAL CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

                               SIX      ONE      FIVE         TEN
TOTAL RETURNS                MONTHS    YEAR    YEARS(1)    YEARS(1)
-------------------------------------------------------------------
After Portfolio operating
  expenses                    0.04%    0.77%     3.02%       2.98%
7-DAY CURRENT YIELD: 0.03%(2)




(After Portfolio operating expenses)


                                   MAINSTAY VP      LIPPER MONEY
                                 CASH MANAGEMENT     MARKET FUND
                                    PORTFOLIO           INDEX
                                 ---------------    ------------
06/30/99                              10000             10000
                                      10543             10533
                                      11137             11115
                                      11378             11349
                                      11487             11458
                                      11552             11515
                                      11742             11697
                                      12213             12129
                                      12813             12713
                                      13304             13198
06/30/09                              13407             13353





 BENCHMARK PERFORMANCE                        SIX        ONE        FIVE       TEN
                                             MONTHS      YEAR      YEARS      YEARS
Lipper Variable Products Money Market
  Portfolio Average(3)                        0.16%      1.03%      2.99%      2.94%
Lipper Money Market Funds Index(4)            0.21       1.17       3.01       2.93



1. Performance figures shown for the five-year and ten-year periods ended June 30, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 2.98% and 2.96% for Initial Class shares for the five-year and ten-year periods, respectively.
2. As of June 30, 2009, MainStay VP Cash Management Portfolio had an effective 7-day yield of 0.03% and a 7-day current yield of 0.03%. The current yield is more reflective of the Portfolio's earnings than the total return.
3. The average Lipper variable products money market portfolio is representative of portfolios that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These portfolios intend to keep constant net asset value. Lipper Inc. is an independent monitor of fund performance.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.



M-58    MainStay VP Cash Management Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CASH MANAGEMENT PORTFOLIO --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2009, to June 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2009, to June 30, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/09         6/30/09       PERIOD(1)         6/30/09        PERIOD(1)
INITIAL CLASS                  $1,000.00       $1,000.40        $2.33          $1,022.50         $2.36
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of 0.47% multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.





                                                 mainstayinvestments.com    M-59

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

(PORTFOLIO COMPOSITION PIE CHART)

Commercial Paper                                47.6
U.S. Government & Federal Agencies              33.5
Repurchase Agreements                           10.5
Corporate Bonds                                  5.3
Asset-Backed Securities                          2.9
Yankee Bond                                      0.3
Liabilities in Excess of Cash and Other
  Assets                                        (0.1)





See Portfolio of Investments on page M-63 for specific holdings within these categories.



M-60    MainStay VP Cash Management Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY DAVID CLEMENT, CFA, AND THOMAS J. GIRARD OF NEW YORK LIFE INVESTMENTS, THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP CASH MANAGEMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2009?

For the seven-day period ended June 30, 2009, Initial Class shares of MainStay VP Cash Management Portfolio provided a current yield of 0.03% and an effective yield of 0.03%. For the six months ended June 30, 2009, MainStay VP Cash Management Portfolio Initial Class shares returned 0.04%. The Portfolio underperformed the 0.16% return of the average Lipper Variable Products Money Market Portfolio and the 0.21% return of the Lipper Money Market Funds Index(1) for the six months ended June 30, 2009.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio sought to maintain a competitive yield by remaining active in the fixed-rate sector and by investing in floating-rate securities with government guarantees. The Portfolio underperformed its peers largely because of our decision to not reenter the bank and financial subsectors of the money market.

WHAT DECISIONS DID YOU MAKE DURING THE REPORTING PERIOD TO IMPROVE THE PORTFOLIO'S YIELD?

Throughout the reporting period, the Federal Open Market Committee held the targeted federal funds rate in a range from 0% to 0.25%, which kept short-term interest rates low. At the beginning of the period, we began to slowly increase the duration(2) of the Portfolio to lock in higher yields. By the end of the reporting period, the Portfolio's duration was 65 days. This strategy helped performance by allowing the Portfolio to maintain higher yields for longer periods as the money market yield curve(3) flattened and spreads(4) tightened. When liquidity returned to the markets, we extended the Portfolio's duration to improve the Portfolio's yield potential.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

The Portfolio benefited from its exposure to government-backed securities during the reporting period. In the floating-rate sector, we focused on bonds backed by the Federal Deposit Insurance Corporation (FDIC). Some examples of FDIC-backed floaters include a Bank of America issue due 12/2010, a General Electric Capital issue due 12/2010 and a SunTrust Bank issue due 12/2010. In the fixed-rated sector, the Portfolio was able to extend duration by investing in the short agency coupon sector. A Federal Farm Credit Bank 2.75% issue due 5/2010 and a Federal Home Loan Bank 0.80% issue due 4/2010 fit this profile.

The primary detractor from the Portfolio's performance was the decision to shy away from the bank and finance subsectors of the market. Securities in these subsectors tend to offer higher yields than securities in the industrial subsector of the commercial-paper market.


----------

An investment in the Portfolio is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Notwithstanding the preceding statement, Portfolio shareholders temporarily will be guaranteed to receive $1.00 net asset value for up to the number of shares that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds, which remains in effect through September 18, 2009, as discussed in Note 12. The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio and may result in a loss to the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3. The yield curve is a line that plots the yields of securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                 mainstayinvestments.com    M-61

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the first half of 2009, the most significant sector-weighting increases in the Portfolio were in FDIC-backed floating-rate securities and fixed-rate short agency coupon securities.

----------

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



M-62    MainStay VP Cash Management Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2009 UNAUDITED


                                       PRINCIPAL        AMORTIZED
                                          AMOUNT            COST
SHORT-TERM INVESTMENTS 100.1%+
-----------------------------------------------------------------

ASSET-BACKED SECURITIES 2.9%
BMW Vehicle Lease Trust
  Series 2009-1, Class A1
  0.792%, due 6/15/10                $ 2,800,000   $    2,800,000
CIT Equipment Collateral
  Series 2009-VT1, Class A1
  1.22%, due 6/15/10 (a)               5,100,000        5,100,000
CNH Equipment Trust
  Series 2009-A, Class A1
  1.736%, due 4/15/10                  1,218,991        1,218,991
Ford Credit Auto Owner Trust
  Series 2009-B, Class A1
  0.988%, due 6/15/10 (a)              4,000,000        4,000,000
  Series 2009-A, Class A1
  1.861%, due 4/15/10 (a)              5,512,401        5,512,401
Honda Auto Receivables Owner
  Trust
  Series 2009-2, Class A1
  1.318%, due 5/17/10                  2,018,074        2,018,074
Huntington Auto Trust
  Series 2009-1A, Class A1
  1.989%, due 4/15/10 (a)              2,712,188        2,712,188
Nissan Auto Lease Trust
  Series 2009-A, Class A1
  1.043%, due 6/15/10                  2,300,000        2,300,000
Nissan Auto Receivables
  Owner Trust
  Series 2009-A, Class A1
  1.764%, due 4/15/10                  3,293,674        3,293,674
Volkswagen Auto Lease Trust
  Series 2009-A, Class A1
  1.452%, due 5/17/10                  1,702,906        1,702,906
                                                   --------------
                                                       30,658,234
                                                   --------------

COMMERCIAL PAPER 47.6%
Abbot Laboratories
  0.18%, due 7/24/09 (a)(c)           10,000,000        9,998,850
  0.20%, due 8/4/09 (a)(c)             2,500,000        2,499,528
American Water Capital
  0.85%, due 7/14/09 (a)(c)            4,200,000        4,198,711
Avery Dennison Corp.
  0.60%, due 7/1/09 (a)(c)             7,000,000        7,000,000
Basin Electric Power
  Cooperative
  0.22%, due 7/22/09 (a)(c)            9,000,000        8,998,845
  0.25%, due 7/7/09 (a)(c)             8,000,000        7,999,667
  0.25%, due 8/4/09 (a)(c)             5,350,000        5,348,737
Becton Dickinson & Co.
  0.20%, due 7/30/09 (c)               9,750,000        9,748,429
BP Capital Markets PLC
  0.90%, due 11/3/09 (a)(c)           10,000,000        9,968,750
Brown-Forman Corp.
  0.34%, due 8/5/09 (a)(c)            10,000,000        9,996,694
Campbell Soup Co.
  0.18%, due 7/27/09 (a)(c)           13,000,000       12,998,310
Cargill, Inc.
  0.20%, due 7/15/09 (a)(c)            2,000,000        1,999,844
Coca-Cola Co. (The)
  0.21%, due 8/19/09 (a)(c)            9,055,000        9,052,412
  0.22%, due 7/27/09 (a)(c)           10,000,000        9,998,411
ConocoPhillips
  0.22%, due 7/10/09 (a)(c)            3,000,000        2,999,835
Danaher Corp.
  0.18%, due 7/24/09 (a)(c)            2,875,000        2,874,669
Devon Energy Corp.
  0.45%, due 7/23/09 (a)(c)            5,000,000        4,998,625
Duke Energy Corp.
  0.60%, due 7/7/09 (a)(c)             7,000,000        6,999,300
Dupont EI De Nemours Co.
  0.20%, due 7/22/09 (a)(c)            8,750,000        8,748,979
  0.22%, due 7/14/09 (a)(c)            7,285,000        7,284,421
Eli Lilly & Co.
  0.50%, due 7/6/09 (a)(c)            10,000,000        9,999,306
Emerson Electric Co.
  0.17%, due 7/28/09 (a)(c)            1,000,000          999,873
  0.20%, due 7/21/09 (a)(c)            8,400,000        8,399,067
Export Development Corp.
  0.85%, due 11/9/09 (c)              11,900,000       11,863,193
Hewlett Packard Co.
  0.18%, due 7/2/09 (a)(c)             7,000,000        6,999,965
  0.21%, due 7/2/09 (a)(c)            10,000,000        9,999,942
HJ Heinz Financial Co.
  0.50%, due 7/17/09 (a)(c)            7,000,000        6,998,444
Honeywell International,
  Inc.
  0.70%, due 11/2/09 (a)(c)           16,000,000       15,961,422
Johnson & Johnson
  0.15%, due 7/8/09 (a)(c)            15,000,000       14,999,562
  0.25%, due 7/20/09 (a)(c)           10,000,000        9,998,681
Kellogg Co.
  0.40%, due 7/1/09 (a)(c)             1,400,000        1,400,000
L'Oreal USA, Inc.
  0.24%, due 8/24/09 (a)(c)            3,000,000        2,998,920
Merck & Co., Inc.
  0.20%, due 7/28/09 (c)               5,000,000        4,999,250
  0.23%, due 7/20/09 (c)              10,000,000        9,998,786
Nestle Capital Corp.
  0.18%, due 7/31/09 (a)(c)            8,750,000        8,748,688
Novartis Financial Corp.
  0.05%, due 7/1/09 (a)(c)            10,750,000       10,750,000


+  Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-63

                                       PRINCIPAL        AMORTIZED
                                          AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
NSTAR Electric Co.
  0.21%, due 7/7/09 (c)              $15,000,000   $   14,999,475
  0.24%, due 7/7/09 (a)(c)             8,000,000        7,999,680
Paccar Financial Corp.
  0.19%, due 7/1/09 (c)                5,616,000        5,616,000
Parker-Hannifin Corp.
  0.24%, due 8/20/09 (a)(c)            7,000,000        6,997,667
PepsiAmericas, Inc.
  0.30%, due 7/13/09 (a)(c)           12,000,000       11,998,800
PepsiCo, Inc.
  0.16%, due 7/28/09 (a)(c)           10,000,000        9,998,800
Pfizer, Inc.
  0.16%, due 8/5/09 (a)(c)            12,600,000       12,598,040
  0.25%, due 8/19/09 (a)(c)            3,000,000        2,998,979
Pitney Bowes, Inc.
  0.15%, due 7/9/09 (a)(c)             2,500,000        2,499,917
Praxair, Inc.
  0.22%, due 7/6/09 (c)                9,800,000        9,799,701
Private Export Funding Corp.
  0.25%, due 10/1/09 (a)(c)           12,150,000       12,142,237
  0.38%, due 7/7/09 (a)(c)             4,600,000        4,599,709
Procter & Gamble Co.
  0.19%, due 8/3/09 (a)(c)             8,000,000        7,998,607
  0.62%, due 8/4/09 (a)(c)            10,000,000        9,994,144
Roche Holding, Inc.
  0.17%, due 7/23/09 (a)(c)           10,950,000       10,948,862
Siemens Captal Co. LLC
  0.18%, due 7/30/09 (a)(c)           14,000,000       13,997,970
  0.19%, due 7/17/09 (a)(c)           12,000,000       11,998,987
Southern Co. Funding Corp.
  0.18%, due 7/2/09 (a)(c)             7,450,000        7,449,963
  0.22%, due 7/15/09 (a)(c)            4,400,000        4,399,624
  0.22%, due 7/22/09 (a)(c)            5,000,000        4,999,358
Tyco International Finance
  S.A.
  0.50%, due 7/27/09 (a)(c)            4,200,000        4,198,483
Unilever Capital Corp.
  0.20%, due 7/27/09 (a)(c)           15,200,000       15,197,804
  0.23%, due 7/21/09 (a)(c)            9,000,000        8,998,850
United Parcel Service, Inc.
  0.13%, due 7/29/09 (a)(c)            8,750,000        8,749,115
Wal-Mart Stores, Inc.
  0.65%, due 9/21/09 (a)(c)           10,000,000        9,985,194
Wisconsin Energy Corp.
  0.40%, due 7/24/09 (a)(c)            5,740,000        5,738,533
                                                   --------------
                                                      505,732,615
                                                   --------------

CORPORATE BONDS 5.3%
Bank of America Corp.
  1.156%, due 12/2/10 (c)(d)           2,000,000        2,016,975
Bank of America N.A.
  0.659%, due 9/13/10 (c)(d)           8,250,000        8,250,000
Citigroup, Inc.
  1.183%, due 12/9/10 (c)(d)           7,000,000        7,062,419
General Electric Capital
  Corp.
  0.728%, due 3/11/11 (c)(d)           5,500,000        5,500,000
  1.263%, due 12/9/10 (c)(d)           4,000,000        4,042,741
JPMorgan Chase & Co.
  1.382%, due 10/2/09 (c)              2,600,000        2,594,662
Keycorp
  1.279%, due 12/15/10
  (c)(d)                               7,000,000        7,074,503
Praxair, Inc.
  0.751%, due 5/26/10 (b)              7,000,000        7,000,000
Roche Holdings, Inc.
  1.661%, due 2/25/10 (a)(c)           9,500,000        9,500,000
SunTrust Bank
  1.274%, due 12/16/10
  (c)(d)                               3,500,000        3,538,858
                                                   --------------
                                                       56,580,158
                                                   --------------

U.S. GOVERNMENT & FEDERAL AGENCIES 33.5%
Federal Farm Credit Bank
  0.65%, due 5/18/10                  13,000,000       12,996,211
  1.05%, due 3/18/10                  11,000,000       10,998,825
  2.75%, due 5/4/10                    7,000,000        7,116,828
  4.125%, due 7/17/09                 10,750,000       10,768,883
Federal Home Loan Bank
  0.494%, due 3/26/10 (b)              7,000,000        7,000,380
  0.68%, due 7/2/10                    7,000,000        7,000,000
  0.70%, due 6/23/10                   7,000,000        7,000,000
  0.791%, due 2/19/10 (b)             12,750,000       12,760,701
  0.80%, due 4/23/10                  17,000,000       17,000,000
  1.05%, due 2/26/10                   7,000,000        6,999,160
  1.10%, due 3/16/10                  11,000,000       10,991,292
Federal Home Loan Bank
  (Discount Notes)
  0.82%, due 12/4/09 (c)              10,725,000       10,686,890
Federal Home Loan Mortgage
  Corporation (Discount
  Notes)
  0.48%, due 7/6/09 (c)               12,725,000       12,724,152
  0.13%, due 7/14/09 (c)              25,000,000       24,998,826
  0.175%, due 7/20/09 (c)             15,000,000       14,998,614
  0.175%, due 8/18/09 (c)             11,000,000       10,997,433
  0.45%, due 8/10/09 (c)              11,000,000       10,994,500
  0.50%, due 8/11/09 (c)               5,000,000        4,997,153
  0.67%, due 9/21/09 (c)              16,000,000       15,975,582



M-64    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL        AMORTIZED
                                          AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
Federal National Mortgage
  Association
  3.25%, due 2/10/10                 $ 7,000,000   $    7,094,168
Federal National Mortgage
  Association (Discount
  Notes)
  0.15%, due 7/13/09 (c)              10,750,000       10,749,462
  0.57%, due 8/12/09 (c)              14,850,000       14,840,125
  0.63%, due 9/1/09 (c)               14,000,000       13,984,810
  0.75%, due 11/2/09 (c)              10,000,000        9,974,167
United States Treasury Bills
  0.072%, due 7/16/09 (c)             20,000,000       19,999,400
  0.08%, due 7/23/09 (c)              15,000,000       14,999,267
  0.12%, due 7/30/09 (c)               9,000,000        8,999,130
  0.155%, due 9/3/09 (c)               2,500,000        2,499,311
  0.185%, due 9/17/09 (c)             10,000,000        9,995,992
  0.305%, due 12/17/09 (c)             7,000,000        6,989,977
United States Treasury Notes
  2.875%, due 6/30/10                  7,000,000        7,155,584
  3.50%, due 8/15/09                  12,000,000       12,049,489
                                                   --------------
                                                      356,336,312
                                                   --------------

REPURCHASE AGREEMENTS 10.5%
Bank of America N.A.
  0.01%, dated 6/30/09
  due 7/1/09
  Proceeds at Maturity
  $41,000,011
  (Collateralized by a
  United States Treasury
  Note, with a rate of
  0.875% and a maturity date
  of 1/31/11, with a
  Principal Amount of
  $41,636,600 and a Market
  Value of $41,820,038)               41,000,000       41,000,000
Deutsche Bank Securities,
  Inc.
  0.01%, dated 6/30/09
  due 7/1/09
  Proceeds at Maturity
  $39,473,011
  (Collateralized by various
  United States
  Government Agencies
  securities, with rates
  between 0.0%--3.875% and
  maturity dates between
  11/15/09 and 8/15/32, with
  a Principal Amount of
  $56,474,620 and a Market
  Value of $40,262,460)               39,473,000       39,473,000
SG Americas Securities LLC
  0.02%, dated 6/30/09
  due 7/1/09
  Proceeds at Maturity
  $31,000,017
  (Collateralized by a
  United States Treasury
  Note, with a rate of 1.75%
  and a maturity date of
  11/15/11, with a Principal
  Amount of $31,215,300 and
  a Market Value of
  $31,620,084)                        31,000,000       31,000,000
                                                   --------------
                                                      111,473,000
                                                   --------------

YANKEE BOND 0.3% (E)
Procter & Gamble
  International Funding SCA
  1.224%, due 2/8/10 (b)               3,300,000        3,300,000
                                                   --------------
Total Short-Term Investments
  (Amortized Cost
  $1,064,080,319) (f)                      100.1%   1,064,080,319
Liabilities in Excess of
  Cash
  and Other Assets                          (0.1)        (897,367)
                                           -----     ------------
Net Assets                                 100.0%  $1,063,182,952
                                           =====     ============






(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b) Floating rate. Rate shown is the rate in effect at June 30, 2009.
(c)  Interest rate presented is yield to
     maturity.
(d)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(e)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(f)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-65

The table below sets forth the diversification of the Cash Management Portfolio investments by industry.

INDUSTRY DIVERSIFICATION

                                    AMORTIZED
                                         COST    PERCENT(+)
Agriculture                    $    1,999,844           0.2%
Automobile                         24,339,243           2.3
Banks                              18,863,361           1.8
Beverages                          51,045,117           4.8
Chemicals                          32,833,101           3.1
Computers                          16,999,907           1.6
Cosmetics & Personal Care          21,292,751           2.0
Diversified Financial
  Services                         54,324,743           5.1
Electric                           74,933,182           7.0
Electrical Components &
  Equipment                         9,398,940           0.9
Food                               54,342,096           5.1
Health Care--Products              34,746,672           3.3
Health Care--Services              20,448,862           1.9
Household Products & Wares          7,000,000           0.7
Miscellaneous--Manufacturing       51,830,715           4.9
Office & Business Equipment         8,818,908           0.8
Oil & Gas                          17,967,210           1.7
Pharmaceuticals                    53,092,739           5.0
Repurchase Agreement              111,473,000          10.5
Retail                             12,984,114           1.2
Sovereign                          11,863,193           1.1
Transportation                     12,947,598           1.2
U.S. Government & Agencies        356,336,312          33.5
Water                               4,198,711           0.4
                               --------------         -----
                                1,064,080,319         100.1
Liabilities in Excess of
  Cash and Other Assets              (897,367)         (0.1)
                               --------------         -----
Net Assets                     $1,063,182,952         100.0%
                               ==============         =====





+    Percentages indicated are based on
     Portfolio net assets.


The following is a list of the inputs used as of June 30, 2009 for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                   QUOTED
                                                PRICES IN
                                                   ACTIVE      SIGNIFICANT
                                              MARKETS FOR            OTHER     SIGNIFICANT
                                                IDENTICAL       OBSERVABLE    UNOBSERVABLE
                                                   ASSETS           INPUTS          INPUTS
 DESCRIPTION                                    (LEVEL 1)        (LEVEL 2)       (LEVEL 3)             TOTAL
Short-Term Investments
  Asset-Backed Securities                      $       --   $   30,658,234      $       --    $   30,658,234
  Commercial Paper                                     --      505,732,615              --       505,732,615
  Corporate Bonds                                      --       56,580,158              --        56,580,158
  U.S. Government & Federal Agencies                   --      356,336,312              --       356,336,312
  Repurchase Agreement                                 --      111,473,000              --       111,473,000
  Yankee Bond                                          --        3,300,000              --         3,300,000
                                               ----------   --------------      ----------    --------------
TOTAL                                                 $--   $1,064,080,319             $--    $1,064,080,319
                                               ==========   ==============      ==========    ==============




The Portfolio did not hold other financial instruments as of June 30, 2009.

At June 30, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



M-66    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (amortized cost $952,607,319)     $  952,607,319
Repurchase agreements, at value
  (identified cost $111,473,000)       111,473,000
Cash                                           574
Receivables:
  Interest                                 706,947
  Fund shares sold                          35,738
Other assets                               113,632
                                    --------------
     Total assets                    1,064,937,210
                                    --------------
LIABILITIES:
Payables:
  Fund shares redeemed                   1,197,587
  Manager (See Note 3)                     305,785
  Shareholder communication                151,220
  Professional fees                         30,776
Accrued expenses                             1,766
Dividend payable                            67,124
                                    --------------
     Total liabilities                   1,754,258
                                    --------------
Net assets                          $1,063,182,952
                                    ==============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 1.7 billion shares
  authorized                        $   10,631,265
Additional paid-in capital           1,052,498,188
                                    --------------
                                     1,063,129,453
Accumulated net realized gain on
  investments                               53,499
                                    --------------
Net assets applicable to
  outstanding shares                $1,063,182,952
                                    ==============
Shares of capital stock
  outstanding                        1,063,126,529
                                    ==============
Net asset value per share
  outstanding                       $         1.00
                                    ==============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-67

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                             $2,929,134
                                       ----------
EXPENSES:
  Manager (See Note 3)                  2,273,367
  Insurance guarantee (See Note 12)       190,384
  Shareholder communication                87,556
  Professional fees                        64,594
  Directors                                16,466
  Custodian                                15,617
  Miscellaneous                            14,752
                                       ----------
     Total expenses before waiver       2,662,736
  Expense waiver from Manager (See
     Note 3)                             (134,650)
                                       ----------
     Net expenses                       2,528,086
                                       ----------
Net investment income                     401,048
                                       ----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments            4,435
                                       ----------
Net increase in net assets resulting
  from operations                      $  405,483
                                       ==========






M-68    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2008


                                       2009             2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income       $      401,048   $   17,442,998
 Net realized gain on
  investments                         4,435           53,414
                             -------------------------------
 Net increase in net
  assets resulting from
  operations                        405,483       17,496,412
                             -------------------------------
Dividends to shareholders:
 From net investment
     income                        (401,048)     (17,444,630)
                             -------------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        270,351,829      906,981,144
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends         401,048       17,444,630
 Cost of shares redeemed       (303,462,404)    (433,811,044)
                             -------------------------------
    Increase (decrease) in
     net assets derived
     from capital share
     transactions               (32,709,527)     490,614,730
                             -------------------------------
    Net increase (decrease)
     in net assets              (32,705,092)     490,666,512

NET ASSETS:
Beginning of period           1,095,888,044      605,221,532
                             -------------------------------
End of period                $1,063,182,952   $1,095,888,044
                             ===============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-69

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            SIX MONTHS
                               ENDED
                             JUNE 30,                       YEAR ENDED DECEMBER 31,

                            ------------------------------------------------------------------------
                               2009*         2008         2007        2006        2005        2004
Net asset value at
  beginning of period       $     1.00    $     1.00    $   1.00    $   1.00    $   1.00    $   1.00
                            ----------    ----------    --------    --------    --------    --------
Net investment income             0.00 ++       0.02        0.05        0.04        0.03        0.01
Net realized and
  unrealized gain (loss)
  on investments                  0.00 ++       0.00 ++     0.00 ++    (0.00)++     0.00 ++     0.00 ++
                            ----------    ----------    --------    --------    --------    --------
Total from investment
  operations                      0.00 ++       0.02        0.05        0.04        0.03        0.01
                            ----------    ----------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                      (0.00)++      (0.02)      (0.05)      (0.04)      (0.03)      (0.01)
  From net realized gain
     on investments                 --            --          --          --          --       (0.00)++
                            ----------    ----------    --------    --------    --------    --------
Total dividends and
  distributions                  (0.00)++      (0.02)      (0.05)      (0.04)      (0.03)      (0.01)
                            ----------    ----------    --------    --------    --------    --------
Net asset value at end of
  period                    $     1.00    $     1.00    $   1.00    $   1.00    $   1.00    $   1.00
                            ==========    ==========    ========    ========    ========    ========
Total investment return           0.04%(b)      2.18%       4.86%       4.57%       2.96%(a)    0.85%
Ratios (to average net
  assets)/ Supplemental
  Data:
  Net investment income           0.07%++       2.02%       4.71%       4.50%       2.91%       0.83%
  Net expenses                    0.47%++       0.50%       0.50%       0.52%       0.30%       0.55%
  Expenses (before
     waiver/reimbursement)        0.49%++       0.50%       0.50%       0.52%       0.50%       0.55%
Net assets at end of
  period (in 000's)         $1,063,183    $1,095,888    $605,222    $351,753    $306,900    $308,660




*    Unaudited.
++   Annualized.
++   Less than one cent per share.
(a)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.
(b)  Total return is not annualized.





M-70    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY VP COMMON STOCK PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                      AS OF 6/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             0.59%        -28.46%        -1.87%       -1.88%




                                            (After Portfolio operating expenses)

                             MAINSTAY VP
                            COMMON STOCK    RUSSELL 1000    S&P 500
                              PORTFOLIO         INDEX        INDEX
                            ------------    ------------    -------
06/30/99                        10000           10000        10000
                                11778           10925        10725
                                 9897            9291         9134
                                 8053            7630         7491
                                 7650            7702         7510
                                 9087            9203         8945
                                 9877            9932         9511
                                10868           10834        10332
                                13219           13047        12459
                                11557           11435        10824
06/30/09                         8268            8382         7987





SERVICE CLASS(2)                                                  AS OF 6/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             0.45%        -28.65%        -2.13%       -2.13%




                                            (After Portfolio operating expenses)

                             MAINSTAY VP
                            COMMON STOCK    S&P 500    RUSSELL 1000
                              PORTFOLIO      INDEX         INDEX
                            ------------    -------    ------------
06/30/99                        10000        10000         10000
                                11751        10725         10925
                                 9851         9134          9291
                                 7995         7491          7630
                                 7576         7510          7702
                                 8978         8945          9203
                                 9734         9511          9932
                                10680        10332         10834
                                12957        12459         13047
                                11300        10824         11435
06/30/09                         8063         7987          8382





 BENCHMARK PERFORMANCE                        SIX           ONE          FIVE           TEN
                                            MONTHS         YEAR          YEARS         YEARS
S&P 500(R) Index(3)                          3.16%        -26.21%        -2.24%        -2.22%
Russell 1000(R) Index(3)                     4.32         -26.69         -1.85         -1.75
Average Lipper Variable Products Large-
Cap Core Portfolio(4)                        5.23         -26.52         -2.51         -2.01



1. Performance figures shown for the five-year and ten-year periods ended June 30, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been -1.92% and -1.91% for Initial Class shares and -2.15% and -2.14% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The average Lipper variable products large-cap core portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500(R) Index. Lipper Inc. is an independent monitor of fund performance.


                                                 mainstayinvestments.com    M-71

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP COMMON STOCK PORTFOLIO --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2009, to June 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2009, to June 30, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/09         6/30/09       PERIOD(1)         6/30/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,005.90        $3.03          $1,021.80         $3.06
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,004.50        $4.27          $1,020.50         $4.31
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.61% for Initial Class and 0.86% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



M-72    MainStay VP Common Stock Portfolio

INDUSTRY COMPOSITION AS OF JUNE 30, 2009


Oil, Gas & Consumable Fuels            10.9%
Pharmaceuticals                         7.8
Computers & Peripherals                 7.5
Software                                4.4
Capital Markets                         4.1
Diversified Telecommunication
  Services                              3.6
Aerospace & Defense                     3.5
Media                                   3.4
Specialty Retail                        3.3
Communications Equipment                3.1
Diversified Financial Services          3.0
Health Care Providers & Services        3.0
Insurance                               2.6
Semiconductors & Semiconductor
  Equipment                             2.3
Energy Equipment & Services             2.2
Food & Staples Retailing                2.1
Beverages                               2.0
IT Services                             2.0
Household Products                      1.9
Internet Software & Services            1.9
Biotechnology                           1.8
Tobacco                                 1.7
Commercial Banks                        1.5
Electric Utilities                      1.5
Air Freight & Logistics                 1.3
Food Products                           1.3
Industrial Conglomerates                1.3
Multiline Retail                        1.2
Hotels, Restaurants & Leisure           1.1
Household Durables                      1.1
Machinery                               1.1
Electrical Equipment                    1.0
Health Care Equipment & Supplies        1.0
Electronic Equipment & Instruments      0.8
Metals & Mining                         0.8
Multi-Utilities                         0.6
Wireless Telecommunication Services     0.6
Chemicals                               0.5
Commercial Services & Supplies          0.5
Construction & Engineering              0.5
Consumer Finance                        0.5
Real Estate Investment Trusts           0.5
Diversified Consumer Services           0.4
Professional Services                   0.4
Internet & Catalog Retail               0.3
Textiles, Apparel & Luxury Goods        0.3
Life Sciences Tools & Services          0.2
Paper & Forest Products                 0.2
Road & Rail                             0.2
Auto Components                         0.1
Containers & Packaging                  0.1
Gas Utilities                           0.1
Independent Power Producers & Energy
  Traders                               0.1
Leisure Equipment & Products            0.1
Thrifts & Mortgage Finance              0.1
Automobiles                             0.0++
Building Products                       0.0++
Health Care Technology                  0.0++
Trading Companies & Distributors        0.0++
Water Utilities                         0.0++
Exchange Traded Fund                    0.4
Short-Term Investment                   0.2
Cash and Other Assets, Less
  Liabilities                           0.0++
                                      -----
                                      100.0%
                                      =====



 See Portfolio of Investments on page M-76 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF JUNE 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  ExxonMobil Corp.
    2.  Microsoft Corp.
    3.  JPMorgan Chase & Co.
    4.  International Business Machines Corp.
    5.  Apple, Inc.
    6.  Johnson & Johnson
    7.  AT&T, Inc.
    8.  Cisco Systems, Inc.
    9.  Pfizer, Inc.
   10.  Hewlett-Packard Co.





                                                 mainstayinvestments.com    M-73

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY HARVEY FRAM, CFA, AND MIGENE KIM, CFA, OF MADISON SQUARE INVESTORS LLC,(1) THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP COMMON STOCK PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2009?

For the six months ended June 30, 2009, MainStay VP Common Stock Portfolio returned 0.59% for Initial Class shares and 0.45% for Service Class shares. Both share classes underperformed the 5.23% return of the average Lipper(2) Variable Products Large-Cap Core Portfolio and the 3.16% return of the S&P 500(R) Index(2) for the six months ended June 30, 2009. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO THE S&P 500(R) INDEX DURING THE FIRST SIX MONTHS OF 2009?

The Portfolio's underperformance relative to the S&P 500(R) Index was largely a result of severe market volatility, which typically is not a good environment for our model. The market rally that started in March was led by lower-quality issues, and the Portfolio struggled to adjust to the shift in market leadership. While it is not unusual for stocks with poor earnings to do well when the markets perceive that a recession is over, quantitative models take some time to incorporate the new information. Momentum-based factors in our model, which virtually collapsed after the March turnaround, were the primary detractors from the Portfolio's relative performance.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S RELATIVE PERFORMANCE AND WHICH SECTORS MADE THE WEAKEST CONTRIBUTIONS?

Relative to the S&P 500(R) Index, the sectors that made the strongest contributions to the Portfolio's performance were information technology, utilities and telecommunication services. Stocks such as Apple and Texas Instruments, both of which were overweight positions in the Portfolio, were viewed as beneficiaries of the worldwide trend toward 3G mobile networks.

The Portfolio's weakest-contributing sectors relative to the S&P 500(R) Index were financials, health care and consumer discretionary. The Portfolio tends, in most cases, to be slightly conservatively oriented because of our value factors, but by March the momentum signal had caused this tilt to become exaggerated. In each sector, the Portfolio tended to be overweight in stocks that are more conservative and underweight in stocks that are less conservative. In the consumer discretionary sector, for example, the Portfolio was overweight stocks such as AutoZone and Family Dollar Stores, which typically do well in a recession. Similarly, in financials, the Portfolio was underweight stocks such as Bank of America and overweight stocks such as Travelers Cos. that were perceived to have balance sheets that carried less risk. As the market turned, the historically risky or economically sensitive stocks strongly outperformed.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED?

Three stocks that made substantial contributions to the Portfolio's absolute returns were software giant Microsoft, pharmaceutical company Schering-Plough and diversified financial services company JPMorgan Chase. Microsoft rose as the newest version of its Windows operating system received positive prerelease reviews. Schering-Plough rose after receiving a takeover offer from Merck; and JPMorgan Chase maintained a strong balance sheet, which led to the perception that the company might benefit from the turmoil in the financials sector.

Major detractors from the Portfolio's absolute performance included oil & gas company ExxonMobil, household products company Procter & Gamble and industrial conglomerate General Electric. Despite rising oil prices, ExxonMobil's stock price declined when traders showed a preference for energy stocks that were more sensitive to the price of oil. Procter & Gamble fell because the stock was perceived as a defensive issue, and it fell out of favor as investors became more willing to accept risk. General Electric fell as the market became increasingly concerned about the company's exposure to distressed assets.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio added to its existing but underweight positions in JPMorgan Chase and Microsoft.


----------

1. As of January 2, 2009, the portfolio managers who manage the day-to-day investment operations of the Portfolio transitioned from a division within New York Life Investments, formerly referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly owned subsidiary of NYLIM Holdings LLC called Madison Square Investors LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.


M-74    MainStay VP Common Stock Portfolio

We sold ExxonMobil and Wal-Mart Stores during the reporting period. We sold ExxonMobil when our model indicated that energy stocks that tended to be more sensitive to the price of oil and natural gas would be more attractive. We sold Wal-Mart Stores, which is viewed as a defensive consumer stock, when our model suggested that more economically sensitive stocks would be more attractive.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE OVER THE COURSE OF THE REPORTING PERIOD?

During the first half of 2009, we increased the Portfolio's already overweight allocations relative to the S&P 500(R) Index in the consumer discretionary and information technology sectors. Both sectors have a large number of stocks that we believed were attractively priced and were likely to participate if the U.S. and world economies were to show any amount of positive growth.

We decreased the Portfolio's positions in the financials and consumer staples sectors. In financials, we decreased overweight positions in insurance stocks, especially those with what were viewed as questionable investments. Our model indicated that many consumer staples stocks had become relatively expensive in the movement toward lower-risk securities that occurred in late 2008 and early 2009. As a result, our model prompted us to sell these issues.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2009, the Portfolio's most significantly overweight sectors relative to the S&P 500(R) Index were information technology and consumer discretionary.

As of the same date, consumer staples and utilities were the Portfolio's most significantly underweight sectors relative to the benchmark. During the reporting period, the Portfolio's underweight position in consumer staples detracted from relative performance because of poor stock selection, while the Portfolio's underweight position in utilities helped relative performance, since the sector as a whole lagged the S&P 500(R) Index.

----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                 mainstayinvestments.com    M-75

PORTFOLIO OF INVESTMENTS JUNE 30, 2009 UNAUDITED



                                        SHARES           VALUE
COMMON STOCKS 99.4%+
--------------------------------------------------------------

AEROSPACE & DEFENSE 3.5%
Alliant Techsystems, Inc. (a)            1,532   $     126,176
General Dynamics Corp.                  17,291         957,748
Goodrich Corp.                           2,251         112,482
Honeywell International,
  Inc.                                  78,702       2,471,243
ITT Corp.                                   82           3,649
L-3 Communications Holdings,
  Inc.                                  29,315       2,033,875
Lockheed Martin Corp.                   57,528       4,639,633
Northrop Grumman Corp.                  83,998       3,837,029
Precision Castparts Corp.               24,550       1,792,887
Raytheon Co.                            67,280       2,989,250
United Technologies Corp.               23,766       1,234,881
                                                 -------------
                                                    20,198,853
                                                 -------------

AIR FREIGHT & LOGISTICS 1.3%
FedEx Corp.                             49,390       2,747,072
United Parcel Service, Inc.
  Class B                              101,620       5,079,984
                                                 -------------
                                                     7,827,056

                                                 -------------

AUTO COMPONENTS 0.1%
BorgWarner, Inc.                         1,541          52,625
Johnson Controls, Inc.                  21,906         475,798
                                                 -------------
                                                       528,423

                                                 -------------

AUTOMOBILES 0.0%++
Ford Motor Co. (a)                      34,235         207,806
                                                 -------------


BEVERAGES 2.0%
Coca-Cola Co. (The)                     83,730       4,018,203
Coca-Cola Enterprises, Inc.            113,142       1,883,814
Constellation Brands, Inc.
  Class A (a)                            7,290          92,437
Hansen Natural Corp. (a)                 2,635          81,211
Pepsi Bottling Group, Inc.
  (The)                                 48,737       1,649,260
PepsiCo, Inc.                           67,434       3,706,173
                                                 -------------
                                                    11,431,098

                                                 -------------

BIOTECHNOLOGY 1.8%
Amgen, Inc. (a)                        131,404       6,956,528
Biogen Idec, Inc. (a)                   76,234       3,441,965
Cephalon, Inc. (a)                          35           1,982
Gilead Sciences, Inc. (a)                5,364         251,250
                                                 -------------
                                                    10,651,725

                                                 -------------

BUILDING PRODUCTS 0.0%++
Masco Corp.                             16,697         159,957
                                                 -------------


CAPITAL MARKETS 4.1%
Ameriprise Financial, Inc.                 305           7,402
Bank of New York Mellon Corp.
  (The)                                183,880       5,389,523
Charles Schwab Corp. (The)             207,365       3,637,182
Federated Investors, Inc.
  Class B                               20,388         491,147
Franklin Resources, Inc.                 1,711         123,209
Goldman Sachs Group, Inc.
  (The)                                 17,703       2,610,130
Invesco, Ltd.                           61,092       1,088,660
Morgan Stanley                         145,888       4,159,267
Northern Trust Corp.                    62,144       3,335,890
Raymond James Financial,
  Inc.                                  10,635         183,028
SEI Investments Co.                         41             740
State Street Corp.                      55,160       2,603,552
T. Rowe Price Group, Inc.                1,625          67,714
                                                 -------------
                                                    23,697,444

                                                 -------------

CHEMICALS 0.5%
Airgas, Inc.                             1,045          42,354
Ashland, Inc.                            5,307         148,861
CF Industries Holdings, Inc.            12,782         947,657
E.I. du Pont de Nemours &
  Co.                                    2,814          72,095
Eastman Chemical Co.                    19,153         725,899
Ecolab, Inc.                             1,004          39,146
Monsanto Co.                             6,253         464,848
PPG Industries, Inc.                        45           1,976
RPM, Inc.                                5,053          70,944
Scotts Miracle-Gro Co. (The)
  Class A                                5,242         183,732
Terra Industries, Inc.                  17,413         421,743
                                                 -------------
                                                     3,119,255

                                                 -------------

COMMERCIAL BANKS 1.5%
Associated Banc-Corp.                   28,393         354,912
BancorpSouth, Inc.                       8,242         169,208
Bank of Hawaii Corp.                     2,843         101,865
BB&T Corp.                              70,207       1,543,150
Comerica, Inc.                             736          15,566
Commerce Bancshares, Inc.                7,134         227,075
Cullen/Frost Bankers, Inc.               9,877         455,527
First Horizon National Corp.
  (a)                                   10,895         130,740
FirstMerit Corp.                         9,621         163,365
Huntington Bancshares, Inc.             16,134          67,440
M&T Bank Corp.                           2,216         112,861
PNC Financial Services Group,
  Inc.                                   2,492          96,715
SunTrust Banks, Inc.                     3,964          65,208
TCF Financial Corp.                     13,243         177,059
U.S. Bancorp                            15,141         271,327
Valley National Bancorp                  8,317          97,309
Wells Fargo & Co.                      202,474       4,912,019
                                                 -------------
                                                     8,961,346
                                                 -------------


 +  Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, as of June 30, 2009, excluding short-term investment. May be subject to change daily.


M-76    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
COMMERCIAL SERVICES & SUPPLIES 0.5%
Avery Dennison Corp.                       366   $       9,399
R.R. Donnelley & Sons Co.               17,967         208,776
Waste Management, Inc.                  96,713       2,723,438
                                                 -------------
                                                     2,941,613

                                                 -------------

COMMUNICATIONS EQUIPMENT 3.1%
3Com Corp. (a)                          40,206         189,370
Ciena Corp. (a)                         16,009         165,693
 v  Cisco Systems, Inc. (a)            555,114      10,347,325
Harris Corp.                            11,640         330,110
Harris Stratex Networks, Inc.
  Class A (a)                              570           3,694
JDS Uniphase Corp.(a)                   69,852         399,554
Juniper Networks, Inc. (a)               9,843         232,295
QUALCOMM, Inc.                         124,786       5,640,327
Tellabs, Inc. (a)                       93,162         533,818
                                                 -------------
                                                    17,842,186

                                                 -------------

COMPUTERS & PERIPHERALS 7.5%
 v  Apple, Inc. (a)                     79,222      11,283,590
Diebold, Inc.                            3,365          88,701
EMC Corp. (a)                          340,454       4,459,948
 v  Hewlett-Packard Co.                254,942       9,853,508
 v  International Business
  Machines Corp.                       113,409      11,842,168
Lexmark International, Inc.
  Class A (a)                            7,851         124,438
NetApp, Inc. (a)                       120,367       2,373,637
QLogic Corp. (a)                        27,793         352,415
Sun Microsystems, Inc. (a)              34,939         322,138
Teradata Corp. (a)                      43,572       1,020,892
Western Digital Corp. (a)               85,334       2,261,351
                                                 -------------
                                                    43,982,786

                                                 -------------

CONSTRUCTION & ENGINEERING 0.5%
Fluor Corp.                             28,646       1,469,253
Granite Construction, Inc.                  16             533
Shaw Group, Inc. (The) (a)              24,385         668,393
URS Corp. (a)                           14,064         696,449
                                                 -------------
                                                     2,834,628

                                                 -------------

CONSUMER FINANCE 0.5%
American Express Co.                    73,765       1,714,299
Capital One Financial Corp.                326           7,133
Discover Financial Services            128,467       1,319,356
                                                 -------------
                                                     3,040,788

                                                 -------------

CONTAINERS & PACKAGING 0.1%
Ball Corp.                               3,605         162,802
Bemis Co., Inc.                          4,431         111,661
Packaging Corp. of America               3,988          64,605
Pactiv Corp. (a)                         3,180          69,006
Sealed Air Corp.                         6,893         127,176
Sonoco Products Co.                        525          12,574
                                                 -------------
                                                       547,824

                                                 -------------

DIVERSIFIED CONSUMER SERVICES 0.4%
Apollo Group, Inc. Class A
  (a)                                   31,537       2,242,911
Career Education Corp. (a)               9,965         248,029
DeVry, Inc.                                 15             751
                                                 -------------
                                                     2,491,691

                                                 -------------

DIVERSIFIED FINANCIAL SERVICES 3.0%
Bank of America Corp.                  375,136       4,951,795
Citigroup, Inc.                         17,616          52,320
CME Group, Inc.                            731         227,421
IntercontinentalExchange,
  Inc. (a)                               2,398         273,947
 v  JPMorgan Chase & Co.               360,615      12,300,578
                                                 -------------
                                                    17,806,061

                                                 -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 3.6%
 v    AT&T, Inc.                       453,801      11,272,417
Qwest Communications
  International, Inc.                  106,135         440,460
Verizon Communications, Inc.           299,653       9,208,337
                                                 -------------
                                                    20,921,214

                                                 -------------

ELECTRIC UTILITIES 1.5%
DPL, Inc.                                   56           1,297
Entergy Corp.                           28,417       2,202,886
Exelon Corp.                           107,168       5,488,073
FPL Group, Inc.                         17,523         996,358
Pinnacle West Capital Corp.                 61           1,839
Progress Energy, Inc.                       42           1,589
Southern Co. (The)                         411          12,807
                                                 -------------
                                                     8,704,849

                                                 -------------

ELECTRICAL EQUIPMENT 1.0%
Cooper Industries, Ltd. Class
  A                                     59,949       1,861,417
Emerson Electric Co.                    93,851       3,040,772
Hubbel, Inc. Class B                    16,361         524,534
Rockwell Automation, Inc.               19,901         639,220
                                                 -------------
                                                     6,065,943

                                                 -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.8%
Agilent Technologies, Inc.
  (a)                                      372           7,555
Arrow Electronics, Inc. (a)             34,669         736,370
Avnet, Inc. (a)                         38,501         809,676
Ingram Micro, Inc. Class A
  (a)                                   47,167         825,423
Jabil Circuit, Inc.                     50,097         371,720
Molex, Inc.                             50,673         787,965
Tech Data Corp. (a)                      1,709          55,901
Tyco Electronics, Ltd.                  65,272       1,213,406
                                                 -------------
                                                     4,808,016

                                                 -------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-77


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
ENERGY EQUIPMENT & SERVICES 2.2%
BJ Services Co.                         12,923   $     176,140
Cameron International Corp.
  (a)                                   55,383       1,567,339
Diamond Offshore Drilling,
  Inc.                                  24,977       2,074,340
ENSCO International, Inc.               46,549       1,623,164
FMC Technologies, Inc. (a)               3,802         142,879
Halliburton Co.                         39,395         815,476
Helmerich & Payne, Inc.                  3,497         107,952
Nabors Industries, Ltd. (a)             29,305         456,572
National Oilwell Varco, Inc.
  (a)                                   88,095       2,877,183
Noble Corp.                                106           3,207
Patterson-UTI Energy, Inc.              32,334         415,815
Pride International, Inc. (a)           19,822         496,739
Rowan Cos., Inc.                        10,521         203,266
Schlumberger, Ltd.                      32,789       1,774,213
Tidewater, Inc.                          7,857         336,830
                                                 -------------
                                                    13,071,115

                                                 -------------

FOOD & STAPLES RETAILING 2.1%
CVS Caremark Corp.                      13,233         421,736
Safeway, Inc.                           30,554         622,385
SUPERVALU, Inc.                         30,902         400,181
Sysco Corp.                            124,275       2,793,702
Wal-Mart Stores, Inc.                  153,272       7,424,496
Whole Foods Market, Inc.                34,126         647,711
                                                 -------------
                                                    12,310,211

                                                 -------------

FOOD PRODUCTS 1.3%
Archer-Daniels-Midland Co.             153,156       4,099,986
Dean Foods Co.(a)                       35,427         679,844
General Mills, Inc.                        337          18,879
Hershey Co. (The)                        4,216         151,776
Kraft Foods, Inc. Class A               79,079       2,003,862
Tyson Foods, Inc. Class A               31,311         394,832
                                                 -------------
                                                     7,349,179

                                                 -------------

GAS UTILITIES 0.1%
National Fuel Gas Co.                       30           1,082
UGI Corp.                               22,716         579,031
                                                 -------------
                                                       580,113

                                                 -------------

HEALTH CARE EQUIPMENT & SUPPLIES 1.0%
Baxter International, Inc.                  48           2,542
Beckman Coulter, Inc.                   10,854         620,198
Becton, Dickinson & Co.                    285          20,323
Boston Scientific Corp. (a)            141,671       1,436,544
C.R. Bard, Inc.                          4,703         350,138
Gen-Probe, Inc. (a)                      1,775          76,289
Hologic, Inc. (a)                        3,183          45,294
Kinetic Concepts, Inc. (a)                  27             736
Medtronic, Inc.                         77,152       2,691,833
ResMed, Inc. (a)                           109           4,440
Stryker Corp.                            7,039         279,730
Teleflex, Inc.                              38           1,703
Zimmer Holdings, Inc. (a)                9,406         400,696
                                                 -------------
                                                     5,930,466

                                                 -------------

HEALTH CARE PROVIDERS & SERVICES 3.0%
Aetna, Inc.                            145,490       3,644,524
AmerisourceBergen Corp.                    868          15,398
CIGNA Corp.                             59,546       1,434,463
Community Health Systems,
  Inc. (a)                              19,303         487,401
Coventry Health Care, Inc.
  (a)                                   31,967         598,103
DaVita, Inc. (a)                            19             940
Henry Schein, Inc. (a)                   6,957         333,588
Humana, Inc. (a)                        48,880       1,576,869
Lincare Holdings, Inc. (a)              13,910         327,163
McKesson Corp.                          16,002         704,088
Medco Health Solutions, Inc.
  (a)                                   50,369       2,297,330
Omnicare, Inc.                           1,379          35,523
Quest Diagnostics, Inc.                 13,285         749,673
UnitedHealth Group, Inc.               173,291       4,328,809
WellPoint, Inc. (a)                     21,496       1,093,931
                                                 -------------
                                                    17,627,803

                                                 -------------

HEALTH CARE TECHNOLOGY 0.0%++
IMS Health, Inc.                         2,681          34,049
                                                 -------------


HOTELS, RESTAURANTS & LEISURE 1.1%
Brinker International, Inc.              2,134          36,342
Carnival Corp.                              40           1,031
Chipotle Mexican Grill, Inc.
  Class A (a)                            2,960         236,800
Darden Restaurants, Inc.                49,823       1,643,162
International Game Technology           15,979         254,066
Marriott International, Inc.
  Class A                                2,995          66,100
McDonald's Corp.                        42,727       2,456,375
Panera Bread Co. Class A (a)             4,105         204,675
Starbucks Corp. (a)                     95,931       1,332,482
Starwood Hotels & Resorts
  Worldwide, Inc.                        1,231          27,328
Wyndham Worldwide Corp.                  7,873          95,421
                                                 -------------
                                                     6,353,782

                                                 -------------

HOUSEHOLD DURABLES 1.1%
Black & Decker Corp.                        71           2,035
Centex Corp.                           125,443       1,061,248
D.R. Horton, Inc.                      100,657         942,149
Fortune Brands, Inc.                    20,785         722,071
Harman International
  Industries, Inc.                       4,126          77,569
KB Home                                 24,128         330,071
Leggett & Platt, Inc.                   57,306         872,770
Lennar Corp. Class A                    34,962         338,782
Mohawk Industries, Inc. (a)              8,334         297,357
Newell Rubbermaid, Inc.                 11,743         122,245



M-78    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
HOUSEHOLD DURABLES (CONTINUED)
NVR, Inc. (a)                            1,667   $     837,484
Stanley Works (The)                      7,450         252,108
Toll Brothers, Inc. (a)                 33,309         565,254
                                                 -------------
                                                     6,421,143

                                                 -------------

HOUSEHOLD PRODUCTS 1.9%
Church & Dwight Co., Inc.                4,009         217,729
Clorox Co. (The)                         2,750         153,532
Kimberly-Clark Corp.                    36,146       1,895,135
Procter & Gamble Co. (The)             174,581       8,921,089
                                                 -------------
                                                    11,187,485

                                                 -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.1%
AES Corp. (The) (a)                     39,395         457,376
                                                 -------------


INDUSTRIAL CONGLOMERATES 1.3%
3M Co.                                  19,833       1,191,963
General Electric Co.                   541,138       6,342,138
                                                 -------------
                                                     7,534,101

                                                 -------------

INSURANCE 2.6%
Aflac, Inc.                             26,880         835,699
Aon Corp.                               14,882         563,581
Assurant, Inc.                           2,095          50,469
Brown & Brown, Inc.                      5,789         115,375
Chubb Corp. (The)                       95,654       3,814,681
Cincinnati Financial Corp.              14,005         313,012
First American Corp.                        45           1,166
HCC Insurance Holdings, Inc.            33,137         795,619
Loews Corp.                                147           4,028
MetLife, Inc.                           89,975       2,700,150
Principal Financial Group,
  Inc.                                   1,240          23,362
Prudential Financial, Inc.                 176           6,551
Torchmark Corp.                         10,885         403,180
Travelers Cos., Inc. (The)             111,563       4,578,545
Unum Group                              18,810         298,327
W.R. Berkley Corp.                      26,127         560,947
                                                 -------------
                                                    15,064,692

                                                 -------------

INTERNET & CATALOG RETAIL 0.3%
Amazon.com, Inc. (a)                     5,700         476,862
Expedia, Inc. (a)                       17,078         258,048
Netflix, Inc. (a)                        9,218         381,072
Priceline.com, Inc. (a)                  5,874         655,245
                                                 -------------
                                                     1,771,227

                                                 -------------

INTERNET SOFTWARE & SERVICES 1.9%
Akamai Technologies, Inc. (a)           14,907         285,916
eBay, Inc. (a)                         252,802       4,330,498
Google, Inc. Class A (a)                11,828       4,986,567
VeriSign, Inc. (a)                      53,678         991,969
Yahoo!, Inc. (a)                        21,095         330,348
                                                 -------------
                                                    10,925,298

                                                 -------------

IT SERVICES 2.0%
Affiliated Computer Services,
  Inc. Class A (a)                      14,499         644,046
Alliance Data Systems Corp.
  (a)                                   15,000         617,850
Automatic Data Processing,
  Inc.                                      44           1,559
Broadridge Financial
  Solutions LLC                         40,983         679,498
Computer Sciences Corp. (a)             53,208       2,357,115
Convergys Corp. (a)                      2,585          23,989
Fidelity National Information
  Services, Inc.                        14,256         284,550
Fiserv, Inc. (a)                        23,186       1,059,600
Global Payments, Inc.                   23,337         874,204
Hewitt Associates, Inc. Class
  A (a)                                 21,309         634,582
Lender Processing Services,
  Inc.                                   4,260         118,300
Metavante Technologies, Inc.
  (a)                                       83           2,147
NeuStar, Inc. Class A (a)                   39             864
Paychex, Inc.                           35,276         888,955
SAIC, Inc. (a)                          30,500         565,775
Total System Services, Inc.             36,070         482,977
Western Union Co. (The)                139,325       2,284,930
                                                 -------------
                                                    11,520,941

                                                 -------------

LEISURE EQUIPMENT & PRODUCTS 0.1%
Hasbro, Inc.                            24,044         582,827
                                                 -------------


LIFE SCIENCES TOOLS & SERVICES 0.2%
Life Technologies Corp. (a)                 72           3,004
Pharmaceutical Product
  Development, Inc.                     17,663         410,135
Thermo Fisher Scientific,
  Inc. (a)                               2,908         118,559
Waters Corp. (a)                        16,344         841,226
                                                 -------------
                                                     1,372,924

                                                 -------------

MACHINERY 1.1%
Cummins, Inc.                            7,330         258,089
Dover Corp.                             67,396       2,230,134
Harsco Corp.                            17,760         502,608
Illinois Tool Works, Inc.                  145           5,414
Joy Global, Inc.                        14,735         526,334
Parker Hannifin Corp.                   58,310       2,504,998
SPX Corp.                                8,876         434,658
                                                 -------------
                                                     6,462,235

                                                 -------------

MEDIA 3.4%
CBS Corp. Class B                        9,326          64,536
Comcast Corp. Class A                  405,301       5,872,811
DIRECTV Group, Inc. (The) (a)          114,206       2,822,030
Interpublic Group of Cos.,
  Inc. (The) (a)                       173,360         875,468
Marvel Entertainment, Inc.
  (a)                                    4,993         177,701


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-79


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
MEDIA (CONTINUED)
McGraw-Hill Cos., Inc. (The)            12,895   $     388,268
Meredith Corp.                              22             562
Omnicom Group, Inc.                     65,408       2,065,585
Time Warner Cable, Inc.                 77,206       2,445,114
Time Warner, Inc.                      168,051       4,233,205
Viacom, Inc. Class B (a)                32,214         731,258
Walt Disney Co. (The)                    7,614         177,635
Washington Post Co. Class B                610         214,830
                                                 -------------
                                                    20,069,003

                                                 -------------

METALS & MINING 0.8%
Allegheny Technologies, Inc.            17,052         595,626
Cliffs Natural Resources,
  Inc.                                  13,435         328,755
Commercial Metals Co.                    3,837          61,507
Freeport-McMoRan Copper &
  Gold, Inc. Class B                    32,103       1,608,681
Nucor Corp.                             15,242         677,202
Reliance Steel & Aluminum
  Co.                                   18,492         709,908
Steel Dynamics, Inc.                    34,891         513,945
                                                 -------------
                                                     4,495,624

                                                 -------------

MULTI-UTILITIES 0.6%
Consolidated Edison, Inc.                  140           5,239
Dominion Resources, Inc.                 9,837         328,752
MDU Resources Group, Inc.                6,293         119,378
NSTAR                                    4,280         137,431
PG&E Corp.                              39,111       1,503,427
Public Service Enterprise
  Group, Inc.                           20,173         658,245
Wisconsin Energy Corp.                      70           2,850
Xcel Energy, Inc.                       45,216         832,426
                                                 -------------
                                                     3,587,748

                                                 -------------

MULTILINE RETAIL 1.2%
Big Lots, Inc. (a)                       3,745          78,757
Dollar Tree, Inc. (a)                   22,123         931,378
Family Dollar Stores, Inc.              31,634         895,242
J.C. Penney Co., Inc.                   48,269       1,385,803
Kohl's Corp. (a)                        30,736       1,313,964
Macy's, Inc.                           123,772       1,455,559
Sears Holdings Corp. (a)                 7,104         472,558
Target Corp.                            18,678         737,221
                                                 -------------
                                                     7,270,482

                                                 -------------

OIL, GAS & CONSUMABLE FUELS 10.9%
Anadarko Petroleum Corp.                    36           1,634
Apache Corp.                            54,692       3,946,028
Chevron Corp.                          111,721       7,401,516
Cimarex Energy Co.                       2,957          83,801
Comstock Resources, Inc. (a)            10,067         332,714
ConocoPhillips                         137,900       5,800,074
Devon Energy Corp.                      29,558       1,610,911
Encore Acquisition Co.(a)                3,788         116,860
EOG Resources, Inc.                      6,361         432,039
 v    ExxonMobil Corp.                 392,209      27,419,331
Frontier Oil Corp.                       6,952          91,141
Marathon Oil Corp.                      91,693       2,762,710
Murphy Oil Corp.                        67,125       3,646,230
Newfield Exploration Co. (a)             2,586          84,485
Noble Energy, Inc.                          58           3,420
Occidental Petroleum Corp.              76,800       5,054,208
Peabody Energy Corp.                    46,786       1,411,066
Plains Exploration &
  Production Co. (a)                     3,911         107,005
Sunoco, Inc.                                48           1,113
Tesoro Corp.                            50,619         644,380
Valero Energy Corp.                        428           7,229
Williams Cos., Inc.                     60,639         946,575
XTO Energy, Inc.                        43,885       1,673,774
                                                 -------------
                                                    63,578,244

                                                 -------------

PAPER & FOREST PRODUCTS 0.2%
International Paper Co.                 59,042         893,305
MeadWestvaco Corp.                      29,453         483,324
                                                 -------------
                                                     1,376,629

                                                 -------------

PHARMACEUTICALS 7.8%
Abbott Laboratories                    125,615       5,908,930
Bristol-Myers Squibb Co.                45,666         927,476
Eli Lilly & Co.                        148,188       5,133,232
Endo Pharmaceuticals
  Holdings, Inc. (a)                    30,053         538,550
Forest Laboratories, Inc. (a)          102,156       2,565,137
 v    Johnson & Johnson                198,624      11,281,843
King Pharmaceuticals, Inc.
  (a)                                   88,965         856,733
Merck & Co., Inc.                       46,001       1,286,188
Mylan, Inc. (a)                         36,236         472,880
 v    Pfizer, Inc.                     686,874      10,303,110
Schering-Plough Corp.                   94,475       2,373,212
Sepracor, Inc. (a)                      11,344         196,478
Valeant Pharmaceuticals
  International(a)                      11,190         287,807
Watson Pharmaceuticals, Inc.
  (a)                                   25,232         850,066
Wyeth                                   61,531       2,792,892
                                                 -------------
                                                    45,774,534

                                                 -------------

PROFESSIONAL SERVICES 0.4%
Manpower, Inc.                          20,787         880,122
Monster Worldwide, Inc. (a)             13,641         161,100
Robert Half International,
  Inc.                                  55,345       1,307,249
                                                 -------------
                                                     2,348,471

                                                 -------------

REAL ESTATE INVESTMENT TRUSTS 0.5%
Apartment Investment &
  Management Co. Class A                   358           3,168
Equity Residential                       1,968          43,749
Host Hotels & Resorts, Inc.              5,866          49,216



M-80    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Public Storage                          39,077   $   2,558,762
Simon Property Group, Inc.               1,079          55,493
                                                 -------------
                                                     2,710,388

                                                 -------------

ROAD & RAIL 0.2%
Burlington Northern Santa Fe
  Corp.                                     19           1,397
CSX Corp.                                2,588          89,623
Norfolk Southern Corp.                   6,399         241,050
Ryder System, Inc.                          51           1,424
Union Pacific Corp.                     15,648         814,635
                                                 -------------
                                                     1,148,129

                                                 -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.3%
Altera Corp.                               165           2,686
Applied Materials, Inc.                    293           3,214
Broadcom Corp. Class A (a)              65,140       1,614,821
Intel Corp.                            259,214       4,289,992
Intersil Corp. Class A                   9,693         121,841
Lam Research Corp. (a)                   4,594         119,444
LSI Corp. (a)                              407           1,856
MEMC Electronic Materials,
  Inc. (a)                              49,167         875,664
Micron Technology, Inc. (a)             37,330         188,890
National Semiconductor Corp.            15,688         196,884
Novellus Systems, Inc. (a)              35,449         591,998
Teradyne, Inc. (a)                      33,473         229,625
Texas Instruments, Inc.                245,177       5,222,270
                                                 -------------
                                                    13,459,185

                                                 -------------

SOFTWARE 4.4%
Adobe Systems, Inc. (a)                 33,393         945,022
Autodesk, Inc. (a)                      21,228         402,907
BMC Software, Inc. (a)                  28,331         957,304
CA, Inc.                                56,669         987,741
Compuware Corp. (a)                     75,303         516,579
 v    Microsoft Corp.                  664,878      15,804,150
Novell, Inc. (a)                        86,241         390,672
Oracle Corp.                           168,811       3,615,932
Sybase, Inc. (a)                        24,033         753,194
Symantec Corp. (a)                      58,278         906,806
Synopsys, Inc. (a)                      31,887         622,115
                                                 -------------
                                                    25,902,422

                                                 -------------

SPECIALTY RETAIL 3.3%
Abercrombie & Fitch Co. Class
  A                                     26,499         672,810
Advance Auto Parts, Inc.                27,620       1,145,954
Aeropostale, Inc. (a)                    4,638         158,944
American Eagle Outfitters,
  Inc.                                   5,612          79,522
AutoNation, Inc. (a)                    39,397         683,538
AutoZone, Inc. (a)                       6,663       1,006,846
Best Buy Co., Inc.                      11,911         398,899
Foot Locker, Inc.                       39,650         415,136
GameStop Corp. Class A (a)              14,261         313,885
Gap, Inc. (The)                         94,266       1,545,962
Home Depot, Inc. (The)                 195,221       4,613,072
Limited Brands, Inc.                    98,788       1,182,492
Lowe's Cos., Inc.                       78,777       1,529,062
Office Depot, Inc. (a)                  41,468         189,094
PetSmart, Inc.                          13,172         282,671
RadioShack Corp.                        37,144         518,530
Ross Stores, Inc.                       36,268       1,399,945
Sherwin-Williams Co. (The)              35,948       1,932,205
Staples, Inc.                           62,942       1,269,540
TJX Cos., Inc.                              82           2,580
                                                 -------------
                                                    19,340,687

                                                 -------------

TEXTILES, APPAREL & LUXURY GOODS 0.3%
Coach, Inc.                             21,801         586,011
Polo Ralph Lauren Corp.                 20,612       1,103,566
                                                 -------------
                                                     1,689,577

                                                 -------------

THRIFTS & MORTGAGE FINANCE 0.1%
First Niagara Financial
  Group, Inc.                               58             662
Hudson City Bancorp, Inc.               49,064         652,061
                                                 -------------
                                                       652,723

                                                 -------------

TOBACCO 1.7%
Altria Group, Inc.                     144,730       2,372,124
Philip Morris International,
  Inc.                                 172,042       7,504,472
Reynolds American, Inc.                  6,885         265,899
                                                 -------------
                                                    10,142,495

                                                 -------------

TRADING COMPANIES & DISTRIBUTORS 0.0%++
MSC Industrial Direct Co.                6,634         235,374
                                                 -------------


WATER UTILITIES 0.0%++
Aqua America, Inc.                       3,697          66,176
                                                 -------------


WIRELESS TELECOMMUNICATION SERVICES 0.6%
Sprint Nextel Corp. (a)                597,329       2,873,152
Telephone and Data Systems,
  Inc.                                  13,760         389,408
                                                 -------------
                                                     3,262,560
                                                 -------------
Total Common Stocks
  (Cost $640,224,057)                              582,437,980
                                                 -------------


EXCHANGE TRADED FUND 0.4% (B)
--------------------------------------------------------------

S&P 500 Index--SPDR Trust
  Series 1                              26,317       2,419,058
                                                 -------------
Total Exchange Traded Fund
  (Cost $2,429,060)                                  2,419,058

                                                 -------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-81

                                     PRINCIPAL
                                        AMOUNT           VALUE
SHORT-TERM INVESTMENT 0.2%
--------------------------------------------------------------

REPURCHASE AGREEMENT 0.2%
State Street Bank and Trust
  Co.
  0.01%, dated 6/30/09
  due 7/1/09
  Proceeds at Maturity
  $1,149,655 (Collateralized
  by a United States Treasury
  Bill with a rate of 0.126%
  and a maturity date of
  8/27/09, with a Principal
  Amount of $1,175,000 and a
  Market Value of $1,174,765)       $1,149,655   $   1,149,655
                                                 -------------
Total Short-Term Investment
  (Cost $1,149,655)                                  1,149,655
                                                 -------------
Total Investments
  (Cost $643,802,772) (c)                100.0%    586,006,693
Cash and Other Assets,
  Less Liabilities                         0.0++        89,305
                                         -----    ------------
Net Assets                               100.0%  $ 586,095,998
                                         =====    ============






++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Exchange Traded Fund--represents a basket of securities that is traded on an exchange.
(c)  At June 30, 2009, cost is $659,974,911 for federal income tax purposes and net unrealized depreciation is as follows:



Gross unrealized appreciation      $ 21,732,515
Gross unrealized depreciation       (95,700,733)
                                   ------------
Net unrealized depreciation        $(73,968,218)
                                   ============



The following is a list of the inputs used as of June 30, 2009 for valuing the Portfolio's assets.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
Common Stocks
  Aerospace & Defense                           $ 20,198,853    $       --        $     --    $ 20,198,853
  Air Freight & Logistics                          7,827,056            --              --       7,827,056
  Auto Components                                    528,423            --              --         528,423
  Automobiles                                        207,806            --              --         207,806
  Beverages                                       11,431,098            --              --      11,431,098
  Biotechnology                                   10,651,725            --              --      10,651,725
  Building Products                                  159,957            --              --         159,957
  Capital Markets                                 23,697,444            --              --      23,697,444
  Chemicals                                        3,119,255            --              --       3,119,255
  Commercial Banks                                 8,961,346            --              --       8,961,346
  Commercial Services & Supplies                   2,941,613            --              --       2,941,613
  Communications Equipment                        17,842,186            --              --      17,842,186
  Computers & Peripherals                         43,982,786            --              --      43,982,786
  Construction & Engineering                       2,834,628            --              --       2,834,628
  Consumer Finance                                 3,040,788            --              --       3,040,788
  Containers & Packaging                             547,824            --              --         547,824
  Diversified Consumer Services                    2,491,691            --              --       2,491,691
  Diversified Financial Services                  17,806,061            --              --      17,806,061
  Diversified Telecommunication Services          20,921,214            --              --      20,921,214
  Electric Utilities                               8,704,849            --              --       8,704,849
  Electrical Equipment                             6,065,943            --              --       6,065,943
  Electronic Equipment & Instruments               4,808,016            --              --       4,808,016



M-82    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
  Energy Equipment & Services                   $ 13,071,115    $       --             $--    $ 13,071,115
  Food & Staples Retailing                        12,310,211            --              --      12,310,211
  Food Products                                    7,349,179            --              --       7,349,179
  Gas Utilities                                      580,113            --              --         580,113
  Health Care Equipment & Supplies                 5,930,466            --              --       5,930,466
  Health Care Providers & Services                17,627,803            --              --      17,627,803
  Health Care Technology                              34,049            --              --          34,049
  Hotels, Restaurants & Leisure                    6,353,782            --              --       6,353,782
  Household Durables                               6,421,143            --              --       6,421,143
  Household Products                              11,187,485            --              --      11,187,485
  Independent Power Producers & Energy Traders       457,376            --              --         457,376
  Industrial Conglomerates                         7,534,101            --              --       7,534,101
  Insurance                                       15,064,692            --              --      15,064,692
  Internet & Catalog Retail                        1,771,227            --              --       1,771,227
  Internet Software & Services                    10,925,298            --              --      10,925,298
     IT Services                                  11,520,941            --              --      11,520,941
  Leisure Equipment & Products                       582,827            --              --         582,827
  Life Sciences Tools & Services                   1,372,924            --              --       1,372,924
  Machinery                                        6,462,235            --              --       6,462,235
  Media                                           20,069,003            --              --      20,069,003
  Metals & Mining                                  4,495,624            --              --       4,495,624
  Multi-Utilities                                  3,587,748            --              --       3,587,748
  Multiline Retail                                 7,270,482            --              --       7,270,482
  Oil, Gas & Consumable Fuels                     63,578,244            --              --      63,578,244
  Paper & Forest Products                          1,376,629            --              --       1,376,629
  Pharmaceuticals                                 45,774,534            --              --      45,774,534
  Professional Services                            2,348,471            --              --       2,348,471
  Real Estate Investment Trusts                    2,710,388            --              --       2,710,388
  Road & Rail                                      1,148,129            --              --       1,148,129
  Semiconductors & Semiconductor Equipment        13,459,185            --              --      13,459,185
  Software                                        25,902,422            --              --      25,902,422
  Specialty Retail                                19,340,687            --              --      19,340,687
  Textiles, Apparel & Luxury Goods                 1,689,577            --              --       1,689,577
  Thrifts & Mortgage Finance                         652,723            --              --         652,723
  Tobacco                                         10,142,495            --              --      10,142,495
  Trading Companies & Distributors                   235,374            --              --         235,374
  Water Utilities                                     66,176            --              --          66,176
  Wireless Telecommunication Services              3,262,560            --              --       3,262,560
                                                ------------    ----------        --------    ------------
Total Common Stocks                              582,437,980            --              --     582,437,980
                                                ------------    ----------        --------    ------------
Exchange Traded Fund                               2,419,058            --              --       2,419,058
Short-Term Investment
  Repurchase Agreement                                    --     1,149,655              --       1,149,655
                                                ------------    ----------        --------    ------------
Total Short-Term Investment                               --     1,149,655              --       1,149,655
                                                ------------    ----------        --------    ------------
TOTAL                                           $584,857,038    $1,149,655             $--    $586,006,693
                                                ============    ==========        ========    ============




The Portfolio did not hold other financial instruments as of June 30, 2009.

At June 30, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-83

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $643,802,772)     $ 586,006,693
Receivables:
  Investment securities sold            21,742,776
  Dividends and interest                   666,503
  Fund shares sold                          80,247
Other assets                                10,355
                                     -------------
  Total assets                         608,506,574
                                     -------------
LIABILITIES:
Payables:
  Investment securities purchased       21,719,429
  Manager (See Note 3)                     267,709
  Fund shares redeemed                     191,315
  Shareholder communication                152,775
  Professional fees                         50,750
  Custodian                                 15,306
  NYLIFE Distributors (See Note 3)          10,677
  Directors                                  2,615
                                     -------------
  Total liabilities                     22,410,576
                                     -------------
Net assets                           $ 586,095,998
                                     =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $     483,509
Additional paid-in capital             904,014,746
                                     -------------
                                       904,498,255
Accumulated undistributed net
  investment income                     17,630,573
Accumulated net realized loss on
  investments                         (278,236,751)
Net unrealized depreciation on
  investments                          (57,796,079)
                                     -------------
Net assets                           $ 586,095,998
                                     =============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 534,437,060
                                     =============
Shares of capital stock outstanding     44,064,710
                                     =============
Net asset value per share
  outstanding                        $       12.13
                                     =============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $  51,658,938
                                     =============
Shares of capital stock outstanding      4,286,172
                                     =============
Net asset value per share
  outstanding                        $       12.05
                                     =============






M-84    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                          $   7,435,996
  Interest                                     215
                                     -------------
     Total income                        7,436,211
                                     -------------
EXPENSES:
  Manager (See Note 3)                   1,558,916
  Shareholder communication                 73,247
  Distribution and
     service--Service Class
     (See Note 3)                           59,447
  Professional fees                         57,434
  Custodian                                 18,360
  Directors                                 14,177
  Miscellaneous                             15,476
                                     -------------
     Total expenses                      1,797,057
                                     -------------
Net investment income                    5,639,154
                                     -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments      (133,017,441)
Net change in unrealized
  depreciation on investments          129,479,365
                                     -------------
Net realized and unrealized loss
  on investments                        (3,538,076)
                                     -------------
Net increase in net assets
  resulting from operations          $   2,101,078
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-85

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2008


                                       2009             2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income        $   5,639,154   $   12,000,059
 Net realized loss on
  investments                  (133,017,441)    (135,730,552)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                   129,479,365     (243,427,858)
                              ------------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      2,101,078     (367,158,351)
                              ------------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                        --      (11,991,028)
    Service Class                        --         (857,793)
                              ------------------------------
                                         --      (12,848,821)
                              ------------------------------
 From net realized gain on investments:
    Initial Class                        --     (108,148,699)
    Service Class                        --       (9,443,368)
                              ------------------------------
                                         --     (117,592,067)
                              ------------------------------
 Total dividends and
  distributions to
  shareholders                           --     (130,440,888)
                              ------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         23,324,973      105,522,244
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                      --      130,440,888
 Cost of shares redeemed        (75,921,770)    (117,969,547)
                              ------------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               (52,596,797)     117,993,585
                              ------------------------------
    Net decrease in net
     assets                     (50,495,719)    (379,605,654)

NET ASSETS:
Beginning of period             636,591,717    1,016,197,371
                              ------------------------------
End of period                 $ 586,095,998   $  636,591,717
                              ==============================
Accumulated undistributed
 net investment income at
 end of period                $  17,630,573   $   11,991,419
                              ==============================






M-86    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com  M-87

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         INITIAL CLASS
                            ----------------------------------------------------------------------
                            SIX MONTHS
                               ENDED
                             JUNE 30,                      YEAR ENDED DECEMBER 31,

                            ----------------------------------------------------------------------
                               2009*        2008        2007        2006        2005        2004

Net asset value at
  beginning of period        $  12.06     $  23.60    $  24.51    $  21.62    $  20.52    $  18.75
                             --------     --------    --------    --------    --------    --------
Net investment income            0.15         0.22        0.32 (a)    0.31 (a)    0.33 (a)    0.28 (b)
Net realized and
  unrealized gain (loss)
  on investments                (0.08)       (8.72)       1.01        3.26        1.25        1.77
                             --------     --------    --------    --------    --------    --------
Total from investment
  operations                     0.07        (8.50)       1.33        3.57        1.58        2.05
                             --------     --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                        --        (0.30)      (0.32)      (0.14)      (0.22)      (0.28)
  From net realized gain
     on investments                --        (2.74)      (1.92)      (0.54)      (0.26)         --
                             --------     --------    --------    --------    --------    --------
Total dividends and
  distributions                    --        (3.04)      (2.24)      (0.68)      (0.48)      (0.28)
                             --------     --------    --------    --------    --------    --------
Net asset value at end of
  period                     $  12.13     $  12.06    $  23.60    $  24.51    $  21.62    $  20.52
                             ========     ========    ========    ========    ========    ========
Total investment return          0.58%(d)(e)(36.39%)      5.14%      16.47%       7.70%(c)   10.90%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          2.00%++      1.44%       1.26%       1.35%       1.58%       1.44%(b)
  Net expenses                   0.61%++      0.56%       0.50%       0.52%       0.30%       0.53%
  Expenses (before
     reimbursement)              0.61%++      0.56%       0.50%       0.52%       0.50%       0.53%
Portfolio turnover rate            55%         111%        105%         90%         83%        151%
Net assets at end of
  period (in 000's)          $534,437     $585,158    $932,918    $950,660    $863,109    $923,660




*    Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.27%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid
     $3.00 per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.49% and 7.22% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.
(d)  Total return is not annualized.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-88    MainStay VP Common Stock Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                     SERVICE CLASS
      ---------------------------------------------------------------------------
           SIX MONTHS
              ENDED
            JUNE 30,                        YEAR ENDED DECEMBER 31,

      ---------------------------------------------------------------------------
              2009*             2008       2007       2006       2005       2004

             $ 12.00          $ 23.48    $ 24.41    $ 21.56    $ 20.49    $ 18.74
             -------          -------    -------    -------    -------    -------
                0.10             0.23       0.25 (a)   0.25 (a)   0.28 (a)   0.24 (b)
               (0.05)           (8.72)      1.02       3.24       1.23       1.75
             -------          -------    -------    -------    -------    -------
                0.05            (8.49)      1.27       3.49       1.51       1.99
             -------          -------    -------    -------    -------    -------

                  --            (0.25)     (0.28)     (0.10)     (0.18)     (0.24)
                  --            (2.74)     (1.92)     (0.54)     (0.26)        --
             -------          -------    -------    -------    -------    -------
                  --            (2.99)     (2.20)     (0.64)     (0.44)     (0.24)
             -------          -------    -------    -------    -------    -------
             $ 12.05          $ 12.00    $ 23.48    $ 24.41    $ 21.56    $ 20.49
             =======          =======    =======    =======    =======    =======
                0.42%(d)(e)    (36.55%)     4.88%     16.18%      7.39%(c)  10.62%

                1.75%++          1.18%      1.01%      1.11%      1.33%      1.19%(b)
                0.86%++          0.81%      0.75%      0.77%      0.55%      0.78%
                0.86%++          0.81%      0.75%      0.77%      0.75%      0.78%
                  55%             111%       105%        90%        83%       151%
             $51,659          $51,434    $83,279    $65,138    $47,311    $33,013






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-89

MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

                                                                           SINCE
AVERAGE ANNUAL                                  SIX           ONE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR        (2/13/06)
----------------------------------------------------------------------------------
After Portfolio operating expenses             7.85%         -8.26%        0.69%




                                            (After Portfolio operating expenses)

                             MAINSTAY VP                                        BARCLAYS CAPITAL
                       CONSERVATIVE ALLOCATION    S&P 500(R)    MSCI EAFE(R)     AGGREGATE BOND
                              PORTFOLIO              INDEX          INDEX             INDEX
                       -----------------------    ----------    ------------    ----------------
2/13/06                         10000                10000          10000             10000
                                10023                10099          10596              9950
                                11305                12178          13457             10559
                                11156                10581          12029             11311
6/30/09                         10234                 7807           8257             11995





SERVICE CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

                                                                           SINCE
AVERAGE ANNUAL                                  SIX           ONE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR        (2/13/06)
----------------------------------------------------------------------------------
After Portfolio operating expenses             7.72%         -8.49%        0.44%




                                            (After Portfolio operating expenses)

                             MAINSTAY VP                                        BARCLAYS CAPITAL
                       CONSERVATIVE ALLOCATION    S&P 500(R)    MSCI EAFE(R)     AGGREGATE BOND
                              PORTFOLIO              INDEX          INDEX             INDEX
                       -----------------------    ----------    ------------    ----------------
2/13/06                         10000                10000          10000             10000
                                10015                10099          10596              9950
                                11267                12178          13457             10559
                                11090                10581          12029             11311
6/30/09                         10149                 7807           8257             11995





 BENCHMARK PERFORMANCE                          SIX           ONE          SINCE
                                              MONTHS         YEAR        INCEPTION
S&P 500(R) Index(1)                            3.16%        -26.21%        -7.05%
Morgan Stanley Capital International
EAFE Index(1)                                  7.95         -31.35         -5.50
Barclays Capital U.S. Aggregate Bond
Index(1)                                       1.90           6.05          5.52
Average Lipper Variable Products Mixed-
  Asset Target Allocation Conservative
  Portfolio(2)                                 6.09          -9.67         -1.63



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
2. The average Lipper variable products mixed-asset target allocation conservative portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the reminder invested in bonds, cash and cash equivalents. Lipper Inc. is an independent monitor of fund performance.



M-90    MainStay VP Conservative Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2009, to June 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2009, to June 30, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/09         6/30/09       PERIOD(1)         6/30/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,078.50        $0.26          $1,024.50         $ 0.25
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,077.20        $1.55          $1,023.30         $1.51
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.05% for Initial Class and 0.30% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures. The table above represents the actual expenses incurred during the one-half year period.


                                                 mainstayinvestments.com    M-91

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF JUNE 30, 2009

(PORTFOLIO COMPOSITION PIE CHART)

Current Income                                  53.6
Growth of Capital                               27.7
Total Return                                    17.0
Capital Appreciation                             1.7
Liabilities in Excess of Cash and Other
  Assets                                        (0.0)





See Portfolio of Investments on page M-96 for specific holdings within these categories.

++ Less than one-tenth of a percent.



M-92    MainStay VP Conservative Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC,(1) THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2009?

For the six months ended June 30, 2009, MainStay VP Conservative Allocation Portfolio returned 7.85% for Initial Class shares and 7.72% for Service Class shares. Both share classes outperformed the 6.09% return of the average Lipper(2) Variable Products Mixed-Asset Target Allocation Conservative Portfolio and the 3.16% return of the S&P 500(R) Index(2) for the six months ended June 30, 2009. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio's outperformance of its peers and its benchmark was attributable to the strong performance of the Underlying Portfolios/Funds in which the Portfolio invested during the period, a modest tilt toward growth over value, and the inclusion of Underlying Portfolios/Funds that invest in mid-cap stocks, floating-rate debt and high-yield corporate debt.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE PORTFOLIO'S ALLOCATIONS AMONG THE UNDERLYING PORTFOLIOS/FUNDS?

In managing the Portfolio, we consider a variety of information, including portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examine the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluate the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. In general, we seek Underlying Equity Portfolios/Funds that have a track record of capable portfolio management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. During the first six months of 2009, these techniques proved successful. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Portfolio's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S ALLOCATIONS DURING THE FIRST SIX MONTHS OF 2009?

During the reporting period, the Portfolio made three primary changes. First, we shifted assets away from MainStay VP Bond Portfolio into Underlying Portfolios/Funds with higher risk profiles: MainStay VP Floating Rate Portfolio, MainStay VP High Yield Corporate Bond Portfolio and MainStay 130/30 High Yield Fund. This strategy had a positive impact on the Portfolio's relative performance, as credit spreads(3) contracted considerably during the reporting period.

Second, the Portfolio reduced its positions in MainStay VP Common Stock Portfolio and MainStay Growth Equity Fund and directed the proceeds primarily to their long/short counterpart Funds, MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund. This strategy was generally detrimental to the Portfolio's performance because both of these Underlying 130/30 Funds struggled during the spring, when lower-quality stocks staged a remarkable rally.

Third, in an effort to build small-cap equity exposure, we moved assets out of MainStay ICAP Equity Fund and MainStay VP ICAP Select Equity Portfolio and redirected the assets in part to MainStay Small Company Value Fund and MainStay VP Developing Growth Portfolio. This strategy strengthened the Portfolio's performance when small-cap stocks advanced at the end of the reporting period.


----------
1. As of January 2, 2009, the portfolio managers who manage the day-to-day investment operations of the Portfolio transitioned from a division within New York Life Investments, formerly referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly owned subsidiary of NYLIM Holdings LLC called Madison Square Investors LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

NOT ALL MAINSTAY VP PORTFOLIOS AND/OR SHARE CLASSES ARE AVAILABLE UNDER ALL POLICIES.

                                                 mainstayinvestments.com    M-93

DURING THE REPORTING PERIOD, WHICH OF THE PORTFOLIO'S UNDERLYING EQUITY PORTFOLIO/FUND HOLDINGS HAD THE STRONGEST TOTAL RETURNS AND WHICH HAD THE WEAKEST?

Among the Underlying Equity Portfolios/Funds in which the Portfolio invested, the strongest total returns came from MainStay VP Developing Growth Portfolio and MainStay Small Company Value Fund. The lowest total returns came from MainStay 130/30 Core Fund and MainStay VP Common Stock Portfolio.

DURING THE REPORTING PERIOD, WHICH OF THE PORTFOLIO'S UNDERLYING EQUITY PORTFOLIO/FUND HOLDINGS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH HOLDINGS WERE THE WEAKEST CONTRIBUTORS?

When weightings and total returns are both taken into account, MainStay VP Large Cap Growth Portfolio was the strongest positive equity contributor to the Portfolio's absolute performance, followed by MainStay 130/30 Growth Fund and MainStay VP ICAP Select Equity Portfolio.

Among the Portfolio's weakest-contributing Underlying Equity Portfolios/Funds were MainStay Value Fund and MainStay Growth Equity Fund.

WHAT FACTORS AFFECTED THE PORTFOLIO'S FIXED-INCOME INVESTMENTS DURING THE REPORTING PERIOD?

Interest rates on Treasury bills, notes and bonds were driven higher during the reporting period, despite the Federal Reserve's efforts to reduce longer-term borrowing costs by holding the targeted federal funds rate in a very low range and by making direct purchases of fixed-income securities. Signs that the economy might be nearing a trough led to losses in Treasury securities but brought relief to the credit markets. During the reporting period, credit spreads narrowed considerably, even though they remained wide by historical standards. Liquidity concerns in the market for bank loans began to be resolved, and bank loans performed quite well during the reporting period.

HOW DID THESE FACTORS AFFECT YOUR PORTFOLIO MANAGEMENT DECISIONS DURING THE REPORTING PERIOD?

Having observed the historic widening of credit spreads in 2008, we anticipated an eventual recovery and implemented a Portfolio bias toward lower-quality credit instruments. This posture was rewarded during the reporting period.

DURING THE REPORTING PERIOD, WHICH OF THE PORTFOLIO'S UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH ONES DETRACTED THE MOST?

The Portfolio's best performing Underlying Fixed Income Portfolios/Funds were MainStay 130/30 High Yield Fund and the MainStay VP Floating Rate Portfolio, both of which invest in lower-quality instruments.

Among the Portfolio's lowest-returning Underlying Fixed Income Portfolios/Funds were MainStay Institutional Bond Fund and MainStay VP Bond Portfolio. Both of these Portfolio holdings, however, provided positive returns for the reporting period.


----------

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


M-94    MainStay VP Conservative Allocation Portfolio

MainStay VP Conservative Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds ("Underlying Portfolios/Funds"). The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will directly bear the Portfolio's fees and expenses and will indirectly bear the fees and expenses charged by the Underlying Portfolios/Funds in which the Portfolio invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix and related performance of the Underlying Portfolios/Funds. The performance of the Underlying Portfolios/Funds may be lower than the performance of the asset class or classes the Underlying Portfolios/Funds were selected to represent.

The Portfolio may invest more than 25% of its assets in one Underlying Portfolio/Fund, which may significantly affect the Portfolio's net asset value.


The Portfolio, through its investment in the Underlying Portfolios/Funds, may be subject to the investment risks of the Underlying Portfolios/Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the investments of Underlying Portfolios/Funds have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Portfolios/Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Portfolios/Funds will generally rise.

- Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- The Underlying Floating Rate Portfolio is generally considered to have speculative characteristics. This Underlying Portfolio may involve the risk of default on principal and interest. The Underlying Floating Rate Portfolio may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN AN UNDERLYING PORTFOLIO/FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, SHAREHOLDERS CAN BE ASSURED THAT IF THE PORTFOLIO INVESTS IN AN UNDERLYING MONEY MARKET PORTFOLIO/FUND, THE PORTFOLIO IS GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR AMOUNTS THE PORTFOLIO HELD IN THE UNDERLYING MONEY MARKET PORTFOLIO/FUND AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS, WHICH REMAINS IN EFFECT THROUGH SEPTEMBER 18, 2009, AS DISCUSSED IN NOTE 12.

Before making an investment in the Portfolio, you should consider all the risks associated with it.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


                                                 mainstayinvestments.com    M-95

PORTFOLIO OF INVESTMENTS JUNE 30, 2009 UNAUDITED



                                       SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 100.0%+
-------------------------------------------------------------

EQUITY FUNDS 40.3%
MainStay 130/30 Core Fund
  Class I (a)                       1,674,625   $   9,578,856
MainStay 130/30 Growth Fund
  Class I (a)(b)                    1,083,949       7,208,259
MainStay 130/30 International
  Fund Class I (b)                    738,971       4,034,782
MainStay Growth Equity Fund
  Class I                             199,009       1,659,733
MainStay ICAP Equity Fund
  Class I                             367,179       9,590,727
MainStay ICAP International
  Fund Class I                        173,241       4,033,051
MainStay MAP Fund Class I             180,115       4,139,053
MainStay Small Company Value
  Fund Class I                        215,747       2,306,337
MainStay VP Common Stock
  Portfolio Initial Class           1,234,990      14,978,525
MainStay VP Developing Growth
  Portfolio Initial Class             152,509         980,757
MainStay VP ICAP Select Equity
  Portfolio Initial Class           1,064,452       9,623,473
MainStay VP International
  Equity Portfolio Initial
  Class                               347,487       4,015,384
MainStay VP Large Cap Growth
  Portfolio Initial Class (a)       1,625,471      16,903,448
MainStay VP Mid Cap Core
  Portfolio Initial Class             703,707       5,379,855
MainStay VP Mid Cap Growth
  Portfolio Initial Class             130,116       1,087,640
MainStay Value Fund Class I            19,188         232,946
                                                -------------
                                                   95,752,826
                                                -------------

FIXED INCOME FUNDS 59.7%
MainStay 130/30 High Yield
  Fund Class I (a)                  1,349,458      12,900,818
MainStay Institutional Bond
  Fund Class I (a)                  1,466,825      14,594,910
MainStay VP Bond Portfolio
  Initial Class (a)                 5,844,160      82,718,506
MainStay VP Floating Rate
  Portfolio
  Initial Class (a)                 2,641,991      22,204,100
MainStay VP High Yield
  Corporate Bond Portfolio
  Initial Class                     1,115,163       9,294,538
                                                -------------
                                                  141,712,872
                                                -------------
Total Investments
  (Cost $250,390,439) (c)               100.0%    237,465,698
Liabilities in Excess of
  Cash and Other Assets                  (0.0)++      (45,609)
                                        -----    ------------
Net Assets                              100.0%  $ 237,420,089
                                        =====    ============






+    Percentages indicated are based on
     Portfolio net assets.
++   Less than one-tenth of a percent.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolios/Funds Share Class.
(b)  Non-income producing Underlying Fund.
(c)  At June 30, 2009, cost is $252,310,814
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  2,736,765
Gross unrealized depreciation       (17,581,881)
                                   ------------
Net unrealized depreciation        $(14,845,116)
                                   ============



The following is a list of the inputs used as of June 30, 2009 for valuing the Portfolio's assets.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                      PRICES
                                                   IN ACTIVE     SIGNIFICANT
                                                 MARKETS FOR           OTHER      SIGNIFICANT
                                                   IDENTICAL      OBSERVABLE     UNOBSERVABLE
                                                      ASSETS          INPUTS           INPUTS
 DESCRIPTION                                       (LEVEL 1)       (LEVEL 2)        (LEVEL 3)           TOTAL
Affiliated Investment Companies
  Equity Funds                                  $ 95,752,826   $          --    $          --    $ 95,752,826
  Fixed Income Funds                             141,712,872              --               --     141,712,872
                                                ------------   -------------    -------------    ------------
Total Investments                                237,465,698              --               --     237,465,698
                                                ------------   -------------    -------------    ------------
TOTAL                                           $237,465,698             $--              $--    $237,465,698
                                                ============   =============    =============    ============




The Portfolio did not hold other financial instruments as of June 30, 2009.

At June 30, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



M-96    MainStay VP Conservative Allocation Portfolio           The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $250,390,439)                 $237,465,698
Receivables:
  Fund shares sold                        311,637
  Investment securities sold               74,816
Other assets                                3,632
                                     ------------
     Total assets                     237,855,783
                                     ------------
LIABILITIES:
Due to custodian                           74,813
Payables:
  Fund shares redeemed                    246,919
  NYLIFE Distributors (See Note 3)         47,227
  Shareholder communication                38,746
  Professional fees                        21,229
  Custodian                                 5,936
  Directors                                   824
                                     ------------
     Total liabilities                    435,694
                                     ------------
Net assets                           $237,420,089
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    248,669
Additional paid-in capital            264,717,555
                                     ------------
                                      264,966,224
Accumulated undistributed net
  investment income                     8,770,645
Accumulated net realized loss on
  investments                         (23,392,039)
Net unrealized depreciation on
  investments                         (12,924,741)
                                     ------------
Net assets                           $237,420,089
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $  5,212,467
                                     ============
Shares of capital stock outstanding       543,598
                                     ============
Net asset value per share
  outstanding                        $       9.59
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $232,207,622
                                     ============
Shares of capital stock outstanding    24,323,254
                                     ============
Net asset value per share
  outstanding                        $       9.55
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-97

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated
     investment companies             $  1,406,806
                                      ------------
EXPENSES:
  Distribution and service--Service
     Class (See Note 3)                    264,200
  Professional fees                         23,931
  Shareholder communication                 18,852
  Directors                                  4,920
  Custodian                                  3,991
  Miscellaneous                              3,830
                                      ------------
     Total expenses                        319,724
                                      ------------
Net investment income                    1,087,082
                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on affiliated
  investment company transactions      (19,894,411)
Net change in unrealized
  depreciation on investments           35,430,825
                                      ------------
Net realized and unrealized gain on
  investments                           15,536,414
                                      ------------
Net increase in net assets
  resulting from operations           $ 16,623,496
                                      ============






M-98    MainStay VP Conservative Allocation Portfolio           The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2008


                                       2009           2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $  1,087,082   $  6,364,938
 Net realized loss from
  affiliated investment
  companies                     (19,894,411)    (1,908,639)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 35,430,825    (49,521,242)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     16,623,496    (45,064,943)
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                        --         (5,382)
    Service Class                        --         (9,969)
                               ---------------------------
                                         --        (15,351)
                               ---------------------------
 From net realized gain on investments:
    Initial Class                        --        (31,727)
    Service Class                        --     (1,768,904)
                               ---------------------------
                                         --     (1,800,631)
                               ---------------------------
Total dividends and
 distributions to
 shareholders                            --     (1,815,982)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         29,336,774    114,938,936
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                      --      1,815,982
 Cost of shares redeemed        (21,967,228)   (39,773,030)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions           7,369,546     76,981,888
                               ---------------------------
    Net increase in net
     assets                      23,993,042     30,100,963

NET ASSETS:
Beginning of period             213,427,047    183,326,084
                               ---------------------------
End of period                  $237,420,089   $213,427,047
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $  8,770,645   $  7,683,563
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-99

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         INITIAL CLASS
                                 -------------------------------------------------------------
                                                                                  FEBRUARY 13,
                                 SIX MONTHS                                          2006**
                                    ENDED                                            THROUGH
                                  JUNE 30,         YEAR ENDED DECEMBER 31,        DECEMBER 31,

                                 -------------------------------------------------------------
                                    2009*        2008                    2007         2006
Net asset value at beginning of
  period                           $ 8.89      $ 11.01                  $10.68       $10.00
                                   ------      -------                  ------       ------
Net investment income                0.06 (a)     0.32 (a)                0.30         0.19 (a)
Net realized and unrealized
  gain (loss) on investments         0.64        (2.35)                   0.50         0.63
                                   ------      -------                  ------       ------
Total from investment
  operations                         0.70        (2.03)                   0.80         0.82
                                   ------      -------                  ------       ------
Less dividends and
  distributions:
  From net investment income           --        (0.01)                  (0.30)       (0.11)
  From net realized gain on
     investments                       --        (0.08)                  (0.17)       (0.03)
                                   ------      -------                  ------       ------
Total dividends and
  distributions                        --        (0.09)                  (0.47)       (0.14)
                                   ------      -------                  ------       ------
Net asset value at end of
  period                           $ 9.59      $  8.89                  $11.01       $10.68
                                   ======      =======                  ======       ======
Total investment return              7.87%(c)(d)(18.41%)                  7.49%        8.20%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income              1.27%++      3.16%                   3.28%        2.04%++
  Net expenses (b)                   0.05%++      0.06%                   0.09%        0.25%++
  Expenses (before
     reimbursement/recoupment)
     (b)                             0.05%++      0.06%                   0.08%        0.28%++
Portfolio turnover rate                18%          44%                     11%          23%
Net assets at end of period (in
  000's)                           $5,212      $ 3,984                  $2,644       $1,480




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  In addition to the fees and expenses which the Portfolio bears directly, the
     Portfolio indirectly bears a pro-rata share of the fees and expenses of the
     Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-100    MainStay VP Conservative Allocation Portfolio          The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                             SERVICE CLASS
      ----------------------------------------------------------
                                                    FEBRUARY 13,
      SIX MONTHS                                       2006**
         ENDED                                         THROUGH
       JUNE 30,        YEAR ENDED DECEMBER 31,      DECEMBER 31,

      ----------------------------------------------------------
         2009*          2008            2007            2006
       $   8.86       $  10.99        $  10.67         $ 10.00
       --------       --------        --------         -------
           0.04 (a)       0.30 (a)        0.26            0.18 (a)
           0.65          (2.35)           0.51            0.62
       --------       --------        --------         -------
           0.69          (2.05)           0.77            0.80
       --------       --------        --------         -------

             --          (0.00)++        (0.28)          (0.10)
             --          (0.08)          (0.17)          (0.03)
       --------       --------        --------         -------
             --          (0.08)          (0.45)          (0.13)
       --------       --------        --------         -------
       $   9.55       $   8.86        $  10.99         $ 10.67
       ========       ========        ========         =======
           7.79%(c)(d)  (18.62%)          7.23%           7.97%(c)

           1.00%++        2.95%           3.48%           1.96%++
           0.30%++        0.31%           0.34%           0.50%++
           0.30%++        0.31%           0.33%           0.53%++
             18%            44%             11%             23%
       $232,208       $209,443        $180,682         $64,642




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-101

MAINSTAY VP CONVERTIBLE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             18.07%       -18.97%        1.98%         3.35%




                                            (After Portfolio operating expenses)

                                                              MERRILL LYNCH
                                                                 ALL US
                                     MAINSTAY VP         CONVERTIBLE SECURITIES
                                CONVERTIBLE PORTFOLIO             INDEX
                                ---------------------    ----------------------
06/30/99                                10000                     10000
                                        12687                     12496
                                        11435                     10884
                                        10481                      9704
                                        11212                     11052
                                        12610                     12772
                                        13273                     13041
                                        14682                     14264
                                        17057                     16468
                                        17163                     15421
06/30/09                                13907                     12517





SERVICE CLASS(2)                                                  AS OF 6/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             17.92%       -19.17%        1.72%         3.10%




                                            (After Portfolio operating expenses)

                                                              MERRILL LYNCH
                                                                 ALL US
                                     MAINSTAY VP         CONVERTIBLE SECURITIES
                                CONVERTIBLE PORTFOLIO             INDEX
                                ---------------------    ----------------------
06/30/99                                10000                     10000
                                        12659                     12496
                                        11384                     10884
                                        10409                      9704
                                        11107                     11052
                                        12462                     12772
                                        13085                     13041
                                        14437                     14264
                                        16730                     16468
                                        16792                     15421
06/30/09                                13573                     12517





 BENCHMARK PERFORMANCE                        SIX           ONE          FIVE           TEN
                                            MONTHS         YEAR          YEARS         YEARS
Merrill Lynch All US Convertible
Securities Index(3)                          21.01%       -18.83%        -0.40%        2.27%
Average Lipper Convertible Securities
Fund(4)                                      16.66        -19.40         -0.23         2.73



1. Performance figures shown for the five-year and ten-year periods ended June 30, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 1.96% and 3.34% for Initial Class shares and 1.72% and 3.10% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The average Lipper convertible securities portfolio is representative of portfolios that invest primarily in convertible bonds and/or convertible preferred stock. Lipper Inc. is an independent monitor of fund performance.



M-102    MainStay VP Convertible Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONVERTIBLE PORTFOLIO --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2009, to June 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2009, to June 30, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/09         6/30/09       PERIOD(1)         6/30/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,180.70        $3.89          $1,021.20         $3.61
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,179.20        $5.30          $1,019.90         $4.91
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.72% for Initial Class and 0.98% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-103

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

(COMPOSITION PIE CHART)

Convertible Bonds                               72.30
Convertible Preferred Stocks                    16.90
Common Stocks                                    7.90
Short-Term Investment                            3.00
Liabilities in Excess of Cash and Other
  Assets                                        (0.10)





See Portfolio of Investments on page M-107 for specific holdings within these categories.

TOP TEN ISSUERS HELD AS OF JUNE 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Schering-Plough Corp., 6.00%
    2.  Schlumberger, Ltd., Series B, 2.125%,
        due 6/1/23
    3.  Teva Pharmaceutical Finance Co. B.V.,
        Series D, 1.75%,
        due 2/1/26
    4.  Medtronic, Inc., 1.625%, due 4/15/13
    5.  Transocean, Inc., Series C, 1.50%, due
        12/15/37
    6.  Covanta Holding Corp., 1.00%, due 2/1/27
    7.  Bank of America Corp., Series L, 7.25%
    8.  Chesapeake Energy Corp., 2.50%, due
        5/15/37
    9.  Fisher Scientific International, Inc.,
        3.25%, due 3/1/24
   10.  Amgen, Inc., 0.125%, due 2/1/11






M-104    MainStay VP Convertible Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER EDWARD SILVERSTEIN OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP CONVERTIBLE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2009?

For the six months ended June 30, 2009, MainStay VP Convertible Portfolio returned 18.07% for Initial Class shares and 17.92% for Service Class shares. Both share classes outperformed the 16.66% return of the average Lipper(1) Convertible Securities Fund but underperformed the 21.01% return of the Merrill Lynch All US Convertible Securities Index(1) for the six months ended June 30, 2009. The Merrill Lynch All US Convertible Securities Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio's underperformance of the Merrill Lynch All US Convertible Securities Index was largely the result of lower exposure to speculative securities and financial companies than the benchmark index. After severe setbacks in 2008, higher-risk securities and financial companies staged a remarkable comeback after the stock market hit its reporting-period low on March 9, 2009.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH SECTORS WERE PARTICULARLY WEAK?

The Portfolio's strongest-contributing sectors in terms of absolute performance were wireless telecommunications, energy and industrials. The weakest-contributions came from airlines, retail and health care.

DURING THE REPORTING PERIOD, WHICH HOLDINGS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH HOLDINGS WERE PARTICULARLY WEAK?

The Portfolio's convertible bond position in cell-phone tower leasing operator SBA Communications was the Portfolio's top performer in terms of absolute performance. Although the bonds had sold off in 2008, investors eventually realized that the sell-off was excessive and the company was fundamentally strong and had a healthy cash flow.

As the price of crude oil recovered from a low of $30 to more than $60 a barrel, convertible bonds of oil services company Transocean became the Portfolio's second-strongest contributor to absolute performance.

The Portfolio's third-strongest contributor was pharmaceutical company Schering-Plough. The price of the company's convertible preferred shares rose when Merck offered to purchase Schering-Plough at a premium.

The weakest contributor to the Portfolio's absolute performance was Comtech Telecommunications, whose common stock and convertible bonds declined sharply after the company announced that its first-quarter earnings would fall short of analysts' expectations.

In absolute terms, the Portfolio's second-greatest detractor was a convertible bond position in UAL, more commonly known as United Airlines. Rising fuel prices and slumping demand for airline travel weighed on the company's performance.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Issuers of convertible securities may not be as financially strong as issuers of securities with higher credit ratings and may be more vulnerable to changes in the economy. If an issuer stops making interest payments, principal payments or both on its convertible securities, these securities may become worthless and the Portfolio could lose its entire investment in them. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Portfolios that invest in bonds are subject to interest-rate, credit and inflation risk and can lose principal value when interest rates rise. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by those Portfolios.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-105

Pharmaceutical company Johnson & Johnson was the Portfolio's third-weakest contributor in absolute terms, as investors moved away from defensive issues toward those more likely to benefit from an economic turnaround.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING PERIOD?

We purchased the convertible bonds of battery manufacturer Enersys because they offered a very high yield to maturity and the company's cash flow and business prospects appeared sound. We also purchased the convertible bonds of electrical equipment company General Cable after the company's stock and convertible bonds fell dramatically in early 2009. The company's core business of selling supplies to utilities remained solid. We added to the Portfolio's position during the reporting period to take advantage of what we believed to be overly pessimistic assessments of the company's outlook. With the addition to our position, General Cable became a relatively substantial positive contributor to the Portfolio's absolute performance during the reporting period.

During the reporting period, we sold convertible bonds of NASDAQ OMX Group after the company reported that earnings growth would be hindered by increased competition from other market makers. We also sold the convertible bonds of biotechnology company OSI Pharmaceutical after company data, released in June, showed that the company's lead cancer-treatment product, Tarceva, had lower efficacy and higher toxicity than was expected. As a result, use of the drug outside the lung-cancer arena is expected to be limited.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio slightly increased its exposure in energy and basic materials. The changes were not significant.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2009, the Portfolio was overweight relative to the Merrill Lynch All US Convertible Securities Index in energy and slightly overweight in health care. As of the same date, the Portfolio was underweight relative to the benchmark in financials and utilities.

----------

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-106    MainStay VP Convertible Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2009 UNAUDITED


                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE SECURITIES 89.2%+
CONVERTIBLE BONDS 72.3%
----------------------------------------------------------------

AEROSPACE & DEFENSE 3.1%
L-3 Communications Corp.
  3.00%, due 8/1/35 (a)              $ 4,360,000   $   4,212,850
  3.00%, due 8/1/35                      943,000         911,174
Triumph Group, Inc.
  2.625%, due 10/1/26                  4,603,000       4,516,693
                                                   -------------
                                                       9,640,717
                                                   -------------

AIRLINES 1.8%
JetBlue Airways Corp.
  3.75%, due 3/15/35                   3,572,000       3,438,050
UAL Corp.
  4.50%, due 6/30/21                   6,345,000       2,125,575
                                                   -------------
                                                       5,563,625
                                                   -------------

AUTO PARTS & EQUIPMENT 0.2%
ArvinMeritor, Inc.
  4.00%, due 2/15/27
  (zero coupon), beginning
  2/15/19 (a)                          1,320,000         537,900
  4.00%, due 2/15/27                      75,000          30,563
                                                   -------------
                                                         568,463
                                                   -------------

BIOTECHNOLOGY 4.4%
 v  Amgen, Inc.
  0.125%, due 2/1/11 (a)               2,992,000       2,857,360
  0.125%, due 2/1/11                   4,731,000       4,518,105
Enzon Pharmaceuticals, Inc.
  4.00%, due 6/1/13                    4,819,000       4,553,955
Gilead Sciences, Inc.
  0.625%, due 5/1/13                   1,439,000       1,865,304
                                                   -------------
                                                      13,794,724
                                                   -------------

COAL 1.5%
Patriot Coal Corp.
  3.25%, due 5/31/13 (a)               3,072,000       1,916,160
Peabody Energy Corp.
  4.75%, due 12/15/66                  3,967,000       2,871,116
                                                   -------------
                                                       4,787,276
                                                   -------------

COMMERCIAL SERVICES 2.2%
Alliance Data Systems Corp.
  1.75%, due 8/1/13 (a)                4,110,000       3,041,400
Kendle International, Inc.
  3.375%, due 7/15/12                  2,266,000       1,685,337
Sotheby's
  3.125%, due 6/15/13                  2,778,000       2,201,565
                                                   -------------
                                                       6,928,302
                                                   -------------

COMPUTERS 2.7%
EMC Corp.
  1.75%, due 12/1/11                   7,091,000       7,374,640
Mentor Graphics Corp.
  6.25%, due 3/1/26                    1,552,000       1,226,080
                                                   -------------
                                                       8,600,720
                                                   -------------

DISTRIBUTION & WHOLESALE 0.8%
WESCO International, Inc.
  1.75%, due 11/15/26                  2,928,000       2,441,220
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 1.2%
NASDAQ OMX Group, Inc. (The)
  2.50%, due 8/15/13                   4,412,000       3,639,900
                                                   -------------


ELECTRICAL COMPONENTS & EQUIPMENT 1.9%
EnerSys
  3.375%, due 6/1/38                   2,782,000       2,149,095
General Cable Corp.
  0.875%, due 11/15/13                 4,328,000       3,949,300
                                                   -------------
                                                       6,098,395
                                                   -------------

ELECTRONICS 5.6%
 v  Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24                    6,630,000       8,096,887
Itron, Inc.
  2.50%, due 8/1/26                    2,641,000       2,898,498
L-1 Identity Solutions, Inc.
  3.75%, due 5/15/27                   2,939,000       2,336,505
Merix Corp.
  4.00%, due 5/15/13                   3,644,000       1,275,400
TTM Technologies, Inc.
  3.25%, due 5/15/15                   4,232,000       3,089,360
                                                   -------------
                                                      17,696,650
                                                   -------------

ENERGY--ALTERNATE SOURCES 3.4%
 v  Covanta Holding Corp.
  1.00%, due 2/1/27                   11,425,000       9,968,312
Energy Conversion Devices,
  Inc.
  3.00%, due 6/15/13                   1,089,000         701,044
                                                   -------------
                                                      10,669,356
                                                   -------------

ENTERTAINMENT 1.5%
Lions Gate Entertainment
  Corp.
  2.938%, due 10/15/24                 1,805,000       1,453,025
  3.625%, due 3/15/25                  4,128,000       3,178,560
                                                   -------------
                                                       4,631,585
                                                   -------------



 +  Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest issuers held, as of June 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-107

                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
ENVIRONMENTAL CONTROLS 0.9%
Waste Connections, Inc.
  3.75%, due 4/1/26                  $ 2,832,000   $   2,909,880
                                                   -------------


FOOD 2.0%
Great Atlantic & Pacific Tea
  Co.
  6.75%, due 12/15/12                  4,950,000       3,044,250
Spartan Stores, Inc.
  3.375%, due 5/15/27 (a)              4,469,000       2,977,471
  3.375%, due 5/15/27                    254,000         169,228
                                                   -------------
                                                       6,190,949
                                                   -------------


HEALTH CARE--PRODUCTS 4.5%
Conmed Corp.
  2.50%, due 11/15/24                  3,554,000       3,029,785
 v  Medtronic, Inc.
  1.625%, due 4/15/13 (a)              1,260,000       1,167,075
  1.625%, due 4/15/13                 10,833,000      10,034,066
                                                   -------------
                                                      14,230,926
                                                   -------------

HOME BUILDERS 0.5%
DR Horton, Inc.
  2.00%, due 5/15/14                   1,616,000       1,551,360
                                                   -------------


INTERNET 1.0%
At Home Corp.
  4.75%, due 12/31/49
  (b)(c)(d)(e)                         2,335,418             234
VeriSign, Inc.
  3.25%, due 8/15/37                   4,525,000       3,014,781
                                                   -------------
                                                       3,015,015
                                                   -------------

IRON & STEEL 2.9%
Allegheny Technologies
  4.25%, due 6/1/14                    2,714,000       2,998,970
ArcelorMittal
  5.00%, due 5/15/14                   2,670,000       3,384,225
Steel Dynamics, Inc.
  5.125%, due 6/15/14                  2,499,000       2,761,395
                                                   -------------
                                                       9,144,590
                                                   -------------

MEDIA 1.2%
Central European Media
  Enterprises, Ltd.
  3.50%, due 3/15/13 (a)               4,380,000       2,830,575
Sinclair Broadcast Group,
  Inc.
  3.00%, due 5/15/27                   1,213,000       1,031,050
                                                   -------------
                                                       3,861,625
                                                   -------------

MINING 0.7%
Alcoa, Inc.
  5.25%, due 3/15/14                   1,259,000       2,211,119
                                                   -------------


MISCELLANEOUS--MANUFACTURING 1.3%
Eastman Kodak Co.
  3.375%, due 10/15/33                 3,945,000       3,195,450
Ingersoll-Rand Co.
  4.50%, due 4/15/12                     746,000       1,002,438
                                                   -------------
                                                       4,197,888
                                                   -------------

OIL & GAS 7.4%
 v  Chesapeake Energy Corp.
  2.50%, due 5/15/37                  12,455,000       8,874,188
St. Mary Land & Exploration
  Co.
  3.50%, due 4/1/27                    3,719,000       3,142,555
 v  Transocean, Inc.
  Series C
  1.50%, due 12/15/37                 12,509,000      11,086,101
                                                   -------------
                                                      23,102,844
                                                   -------------

OIL & GAS SERVICES 5.2%
Core Laboratories, L.P.
  0.25%, due 10/31/11                  2,630,000       2,722,050
 v  Schlumberger, Ltd.
  Series B
  2.125%, due 6/1/23                   9,077,000      13,467,999
                                                   -------------
                                                      16,190,049
                                                   -------------

PHARMACEUTICALS 4.6%
BioMarin Pharmaceutical, Inc.
  1.875%, due 4/23/17                  3,499,000       3,175,342
 v  Teva Pharmaceutical
  Finance Co. B.V.
  Series D
  1.75%, due 2/1/26                   10,117,000      11,419,564
                                                   -------------
                                                      14,594,906
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 0.6%
Macerich Co. (The)
  3.25%, due 3/15/12 (a)               2,456,000       1,940,240
                                                   -------------


SEMICONDUCTORS 2.5%
Microchip Technology, Inc.
  2.125%, due 12/15/37                 2,484,000       1,881,630
Micron Technology, Inc.
  4.25%, due 10/15/13                  1,939,000       2,263,782
ON Semiconductor Corp.
  2.625%, due 12/15/26                 2,569,000       2,305,677
Teradyne, Inc.
  4.50%, due 3/15/14                     918,000       1,325,363
                                                   -------------
                                                       7,776,452
                                                   -------------

SOFTWARE 0.7%
SYNNEX Corp.
  4.00%, due 5/15/18 (a)               2,074,000       2,159,553
                                                   -------------





M-108    MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
TELECOMMUNICATIONS 6.0%
Anixter International, Inc.
  1.00%, due 2/15/13                 $ 2,946,000   $   2,441,498
CommScope, Inc.
  3.25%, due 7/1/15                    1,865,000       2,126,100
Comtech Telecommunications
  Corp.
  3.00%, due 5/1/29 (a)                1,944,000       2,021,760
NII Holdings, Inc.
  3.125%, due 6/15/12                  5,036,000       3,896,605
SBA Communications Corp.
  1.875%, due 5/1/13 (a)               5,610,000       4,649,287
Virgin Media, Inc.
  6.50%, due 11/15/16 (a)              4,826,000       3,764,280
                                                   -------------
                                                      18,899,530
                                                   -------------
Total Convertible Bonds
  (Cost $242,961,328)                                227,037,859
                                                   -------------




                                          SHARES
CONVERTIBLE PREFERRED STOCKS 16.9%
----------------------------------------------------------------

BANKS 5.0%
 v  Bank of America Corp.
  7.25% Series L                          11,050       9,238,131
Regions Financial Corp.
  10.00%                                   2,115       2,142,918
Wells Fargo & Co.
  7.50% Series L                           5,600       4,395,832
                                                   -------------
                                                      15,776,881
                                                   -------------

CHEMICALS 1.3%
Celanese Corp.
  4.25%                                  128,444       4,056,262
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 2.4%
Affiliated Managers Group,
  Inc.
  5.10%                                   91,000       2,388,750
Citigroup, Inc.
  6.50% Series T                         157,195       5,275,464
                                                   -------------
                                                       7,664,214
                                                   -------------

LEISURE TIME 0.4%
Callaway Golf Co. (a)
  7.50%                                   12,900       1,188,413
                                                   -------------


MINING 1.5%
Freeport-McMoRan Copper &
  Gold, Inc.
  6.75%                                   28,345       2,251,443
Vale Capital, Ltd.
  5.50%                                   66,400   $   2,436,216
                                                   -------------
                                                       4,687,659
                                                   -------------

OIL & GAS 0.3%
Whiting Petroleum Corp.
  6.25%                                   10,100         996,264
                                                   -------------


PHARMACEUTICALS 4.5%
 v  Schering-Plough Corp.
  6.00%                                   61,700      13,987,389
                                                   -------------


TELECOMMUNICATIONS 1.5%
Crown Castle International
  Corp.
  6.25%                                   96,000       4,545,600
                                                   -------------
Total Convertible Preferred
  Stocks
  (Cost $64,596,069)                                  52,902,682
                                                   -------------
Total Convertible Securities
  (Cost $307,557,397)                                279,940,541
                                                   -------------



COMMON STOCKS 7.9%
----------------------------------------------------------------

COSMETICS & PERSONAL CARE 0.8%
Procter & Gamble Co. (The)                48,300       2,468,130
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 0.2%
Morgan Stanley                            22,700         647,177
                                                   -------------


ENGINEERING & CONSTRUCTION 0.4%
McDermott International, Inc.
  (f)                                     65,000       1,320,150
                                                   -------------


HEALTH CARE--PRODUCTS 0.7%
Boston Scientific Corp. (f)              214,700       2,177,058
                                                   -------------


OIL & GAS 1.2%
Forest Oil Corp. (f)                      26,200         390,904
Frontier Oil Corp.                       134,300       1,760,673
Transocean, Ltd. (f)                      24,000       1,782,960
                                                   -------------
                                                       3,934,537
                                                   -------------

OIL & GAS SERVICES 1.7%
Baker Hughes, Inc.                        39,700       1,446,668
Gulf Island Fabrication,
  Inc.                                    13,100         207,373
Halliburton Co.                          143,492       2,970,285
ION Geophysical Corp. (f)                269,900         693,643
                                                   -------------
                                                       5,317,969
                                                   -------------

RETAIL 0.8%
Costco Wholesale Corp.                    57,692       2,636,524
                                                   -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-109


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
SEMICONDUCTORS 0.3%
Intel Corp.                               48,200   $     797,710
                                                   -------------


SOFTWARE 1.1%
Microsoft Corp.                          146,100       3,472,797
                                                   -------------


TRANSPORTATION 0.7%
Tidewater, Inc.                           49,600       2,126,352
                                                   -------------
Total Common Stocks
  (Cost $38,159,548)                                  24,898,404
                                                   -------------



                                       PRINCIPAL
                                          AMOUNT
SHORT-TERM INVESTMENT 3.0%
----------------------------------------------------------------

REPURCHASE AGREEMENT 3.0%
State Street Bank and Trust
  Co. 0.01%, dated 6/30/09
  due 7/1/09
  Proceeds at Maturity
  $9,396,854 (Collateralized
  by a Federal Home Loan Bank
  security with a rate of
  0.90% and a maturity date
  of 4/8/10, with a Principal
  Amount of $9,540,000 and a
  Market Value of $9,587,700)        $ 9,396,852       9,396,852
                                                   -------------
Total Short-Term Investment
  (Cost $9,396,852)                                    9,396,852
                                                   -------------

Total Investments
  (Cost $355,113,797) (g)                  100.1%  $ 314,235,797
Liabilities in Excess of
  Cash and Other Assets                     (0.1)       (404,494)
                                           -----    ------------
Net Assets                                 100.0%  $ 313,831,303
                                           =====    ============





(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Illiquid security.  The total market
     value of this security at June 30, 2009
     is $234, which represents less than one-tenth of a percent of the Portfolio's net assets.
(c)  Issue in default.
(d)  Restricted security.
(e)  Fair valued security. The total market
     value of this security at June 30, 2009
     is $234, which represents less than one-tenth of a percent of the Portfolio's net assets.
(f)  Non-income producing security.
(g)  At June 30, 2009, cost is $355,783,438
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 13,824,631
Gross unrealized depreciation       (55,372,272)
                                   ------------
Net unrealized depreciation        $(41,547,641)
                                   ============



The following is a list of the inputs used as of June 30, 2009 for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                     PRICES
                                                  IN ACTIVE    SIGNIFICANT
                                                MARKETS FOR          OTHER     SIGNIFICANT
                                                  IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                     ASSETS         INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
Convertible Securities
Convertible Bonds
  Aerospace & Defense                           $        --   $  9,640,717     $        --    $  9,640,717
  Airlines                                               --      5,563,625              --       5,563,625
  Auto Parts & Equipment                                 --        568,463              --         568,463
  Biotechnology                                          --     13,794,724              --      13,794,724
  Coal                                                   --      4,787,276              --       4,787,276
  Commercial Services                                    --      6,928,302              --       6,928,302
  Computers                                              --      8,600,720              --       8,600,720
  Distribution & Wholesale                               --      2,441,220              --       2,441,220
  Diversified Financial Services                         --      3,639,900              --       3,639,900



M-110    MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     QUOTED
                                                     PRICES
                                                  IN ACTIVE    SIGNIFICANT
                                                MARKETS FOR          OTHER     SIGNIFICANT
                                                  IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                     ASSETS         INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
  Electrical Components & Equipment             $        --   $  6,098,395            $ --    $  6,098,395
  Electronics                                            --     17,696,650              --      17,696,650
  Energy--Alternate Sources                              --     10,669,356              --      10,669,356
  Entertainment                                          --      4,631,585              --       4,631,585
  Environmental Controls                                 --      2,909,880              --       2,909,880
  Food                                                   --      6,190,949              --       6,190,949
  Health Care--Products                                  --     14,230,926              --      14,230,926
  Home Builders                                          --      1,551,360              --       1,551,360
  Internet                                               --      3,014,781             234       3,015,015
  Iron & Steel                                           --      9,144,590              --       9,144,590
  Media                                                  --      3,861,625              --       3,861,625
  Mining                                                 --      2,211,119              --       2,211,119
  Miscellaneous--Manufacturing                           --      4,197,888              --       4,197,888
  Oil & Gas                                              --     23,102,844              --      23,102,844
  Oil & Gas Services                                     --     16,190,049              --      16,190,049
  Pharmaceuticals                                        --     14,594,906              --      14,594,906
  Real Estate Investment Trusts                          --      1,940,240              --       1,940,240
  Semiconductors                                         --      7,776,452              --       7,776,452
  Software                                               --      2,159,553              --       2,159,553
  Telecommunications                                     --     18,899,530              --      18,899,530
                                                -----------   ------------     -----------    ------------
Total Convertible Bonds                                  --    227,037,625             234     227,037,859
                                                -----------   ------------     -----------    ------------
Convertible Preferred Stocks
  Banks                                          15,776,881             --              --      15,776,881
  Chemicals                                       4,056,262             --              --       4,056,262
  Diversified Financial Services                  7,664,214             --              --       7,664,214
  Leisure Time                                    1,188,413             --              --       1,188,413
  Mining                                          4,687,659             --              --       4,687,659
  Oil & Gas                                         996,264             --              --         996,264
  Pharmaceuticals                                13,987,389             --              --      13,987,389
  Telecommunications                              4,545,600             --              --       4,545,600
                                                -----------   ------------     -----------    ------------
Total Convertible Preferred Stocks               52,902,682             --              --      52,902,682
                                                -----------   ------------     -----------    ------------
Total Convertible Securities                     52,902,682    227,037,625             234     279,940,541
                                                -----------   ------------     -----------    ------------
Common Stocks
  Cosmetics & Personal Care                       2,468,130             --              --       2,468,130
  Diversified Financial Services                    647,177             --              --         647,177
  Engineering & Construction                      1,320,150             --              --       1,320,150
  Health Care--Products                           2,177,058             --              --       2,177,058
  Oil & Gas                                       3,934,537             --              --       3,934,537
  Oil & Gas Services                              5,317,969             --              --       5,317,969
  Retail                                          2,636,524             --              --       2,636,524
  Semiconductors                                    797,710             --              --         797,710
  Software                                        3,472,797             --              --       3,472,797


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-111

                                                     QUOTED
                                                     PRICES
                                                  IN ACTIVE    SIGNIFICANT
                                                MARKETS FOR          OTHER     SIGNIFICANT
                                                  IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                     ASSETS         INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
  Transportation                                $ 2,126,352   $         --            $ --    $  2,126,352
                                                -----------   ------------     -----------    ------------
Total Common Stocks                              24,898,404             --              --      24,898,400
                                                -----------   ------------     -----------    ------------
Short-Term Investment
  Repurchase Agreement                                   --      9,396,852              --       9,396,852
                                                -----------   ------------     -----------    ------------
Total Short-Term Investments                             --      9,396,852              --       9,396,852
                                                -----------   ------------     -----------    ------------
TOTAL                                           $77,801,086   $236,434,477            $234    $314,235,797
                                                ===========   ============     ===========    ============




The Portfolio did not hold other financial instruments as of June 30,2009.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                            BALANCE                             CHANGE IN                          NET        NET   BALANCE
                              AS OF     ACCRUED  REALIZED      UNREALIZED                    TRANSFERS  TRANSFERS     AS OF
 INVESTMENTS           DECEMBER 31,   DISCOUNTS      GAIN    APPRECIATION        NET    NET      IN TO     OUT OF  JUNE 30,
 IN SECURITIES                 2008  (PREMIUMS)    (LOSS)  (DEPRECIATION)  PURCHASES  SALES    LEVEL 3    LEVEL 3      2009
Convertible Bonds              $234          $0        $0              $0         $0     $0         $0         $0      $234
                               ----          --        --              --         --     --         --         --      ----
  TOTAL                        $234          $0        $0              $0         $0     $0         $0         $0      $234
                               ====          ==        ==              ==         ==     ==         ==         ==      ====

                            CHANGE IN
                           UNREALIZED
                         APPRECIATION
                       (DEPRECIATION)
                                 FROM
                          INVESTMENTS
                             HELD AT   ROLLFORWARD
 INVESTMENTS                 JUNE 30,        PROOF
 IN SECURITIES                   2009       COLUMN
Convertible Bonds                  $0           $0
                                   --           --
  TOTAL                            $0           $0
                                   ==           ==






M-112    MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $355,113,797)     $314,235,797
Receivables:
  Dividends and interest                1,546,264
  Fund shares sold                        638,687
                                     ------------
     Total assets                     316,420,748
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       2,166,777
  Manager (See Note 3)                    153,643
  Shareholder communication                98,541
  Professional fees                        70,848
  Fund shares redeemed                     56,647
  NYLIFE Distributors (See Note 3)         32,671
  Directors                                 7,526
  Custodian                                 1,532
Accrued expenses                            1,260
                                     ------------
     Total liabilities                  2,589,445
                                     ------------
Net assets                           $313,831,303
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    365,443
Additional paid-in capital            378,604,139
                                     ------------
                                      378,969,582
Accumulated undistributed net
  investment income                    12,647,507
Accumulated net realized loss on
  investments                         (36,907,786)
Net unrealized depreciation on
  investments                         (40,878,000)
                                     ------------
Net assets                           $313,831,303
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $151,672,725
                                     ============
Shares of capital stock outstanding    17,609,080
                                     ============
Net asset value per share
  outstanding                        $       8.61
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $162,158,578
                                     ============
Shares of capital stock outstanding    18,935,238
                                     ============
Net asset value per share
  outstanding                        $       8.56
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-113

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                           $  4,739,427
  Dividends                             2,409,722
                                     ------------
     Total income                       7,149,149
                                     ------------
EXPENSES:
  Manager (See Note 3)                    810,678
  Distribution and service--Service
     Class
     (See Note 3)                         165,268
  Shareholder communication                68,951
  Professional fees                        66,866
  Directors                                12,543
  Custodian                                 7,364
  Miscellaneous                            12,115
                                     ------------
     Total expenses                     1,143,785
                                     ------------
Net investment income                   6,005,364
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments      (23,395,732)
Net change in unrealized
  depreciation on investments          62,267,086
                                     ------------
Net realized and unrealized gain on
  investments                          38,871,354
                                     ------------
Net increase in net assets
  resulting from operations          $ 44,876,718
                                     ============






M-114    MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  6,005,364   $   7,851,497
 Net realized loss on
  investments                   (23,395,732)    (11,117,882)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 62,267,086    (137,545,923)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     44,876,718    (140,812,308)
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                        --      (4,106,988)
    Service Class                        --      (3,197,163)
                               ----------------------------
                                         --      (7,304,151)
                               ----------------------------
 From net realized gain on investments:
    Initial Class                        --     (23,846,875)
    Service Class                        --     (20,542,959)
                               ----------------------------
                                         --     (44,389,834)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                           --     (51,693,985)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         33,023,965      54,630,911
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                      --      51,693,985
 Cost of shares redeemed        (21,012,863)    (57,364,829)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions          12,011,102      48,960,067
                               ----------------------------
    Net increase (decrease)
     in net assets               56,887,820    (143,546,226)

NET ASSETS:
Beginning of period             256,943,483     400,489,709
                               ----------------------------
End of period                  $313,831,303   $ 256,943,483
                               ============================
Accumulated undistributed net
 investment income at end of
 period                        $ 12,647,507   $   6,642,143
                               ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-115

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         INITIAL CLASS
                            ----------------------------------------------------------------------
                            SIX MONTHS
                               ENDED
                             JUNE 30,                      YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------

                               2009*        2008        2007        2006        2005        2004
Net asset value at
  beginning of period        $   7.29     $  13.98    $  12.75    $  11.82    $  11.26    $  10.82
                             --------     --------    --------    --------    --------    --------
Net investment income            0.18 (a)     0.27        0.28        0.22 (a)    0.21 (a)    0.21
Net realized and
  unrealized gain (loss)
  on investments                 1.14        (5.13)       1.63        1.02        0.53        0.45
                             --------     --------    --------    --------    --------    --------
Total from investment
  operations                     1.32        (4.86)       1.91        1.24        0.74        0.66
                             --------     --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                        --        (0.27)      (0.32)      (0.31)      (0.18)      (0.22)
  From net realized gain
     on investments                --        (1.56)      (0.36)         --          --          --
                             --------     --------    --------    --------    --------    --------
Total dividends and
  distributions                    --        (1.83)      (0.68)      (0.31)      (0.18)      (0.22)
                             --------     --------    --------    --------    --------    --------
Net asset value at end of
  period                     $   8.61     $   7.29    $  13.98    $  12.75    $  11.82    $  11.26
                             ========     ========    ========    ========    ========    ========
Total investment return         18.11%(c)(d)(34.42%)     14.86%      10.44%       6.59% (b)   6.11%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          4.57%++      2.32%       1.64%       1.80%       1.87%       1.94%
  Net expenses                   0.72%++      0.65%       0.62%       0.63%       0.53%       0.66%
  Expenses (before
     reimbursement)              0.72%++      0.65%       0.62%       0.63%       0.62%       0.66%
Portfolio turnover rate            40%         107%        119%         76%        100%        108%
Net assets at end of
  period (in 000's)          $151,673     $135,743    $242,925    $246,179    $262,352    $291,995




*    Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.50% and 6.24% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-116    MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                  SERVICE CLASS
      --------------------------------------------------------------------
      SIX MONTHS
         ENDED
       JUNE 30,                     YEAR ENDED DECEMBER 31,

      --------------------------------------------------------------------
         2009*        2008        2007        2006        2005       2004
       $   7.26     $  13.92    $  12.71    $  11.80    $ 11.24    $ 10.81
       --------     --------    --------    --------    -------    -------
           0.17 (a)     0.25        0.18        0.19 (a)   0.19 (a)   0.20
           1.13        (5.11)       1.68        1.00       0.53       0.43
       --------     --------    --------    --------    -------    -------
           1.30        (4.86)       1.86        1.19       0.72       0.63
       --------     --------    --------    --------    -------    -------

             --        (0.24)      (0.29)      (0.28)     (0.16)     (0.20)
             --        (1.56)      (0.36)         --         --         --
       --------     --------    --------    --------    -------    -------
             --        (1.80)      (0.65)      (0.28)     (0.16)     (0.20)
       --------     --------    --------    --------    -------    -------
       $   8.56     $   7.26    $  13.92    $  12.71    $ 11.80    $ 11.24
       ========     ========    ========    ========    =======    =======
          17.91%(c)(d)(34.58%)     14.57%      10.16%      6.32%(b)   5.85%

           4.31%++      2.12%       1.39%       1.55%      1.62%      1.69%
           0.98%++      0.90%       0.87%       0.88%      0.78%      0.91%
           0.98%++      0.90%       0.87%       0.88%      0.87%      0.91%
             40%         107%        119%         76%       100%       108%
       $162,159     $121,201    $157,565    $120,515    $97,786    $76,052




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-117

MAINSTAY VP DEVELOPING GROWTH PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             21.65%       -22.94%        2.72%        -0.05%




                                            (After Portfolio operating expenses)

                              MAINSTAY VP
                           DEVELOPING GROWTH    S&P 500    RUSSELL 2000
                               PORTFOLIO         INDEX     GROWTH INDEX
                           -----------------    -------    ------------
06/30/99                         10000           10000         10000
                                 10184           10725         12839
                                  8953            9134          9842
                                  7657            7491          7381
                                  7192            7510          7432
                                  8703            8945          9777
                                  9003            9511         10196
                                 11000           10332         11683
                                 13528           12459         13649
                                 12916           10824         12170
06/30/09                          9953            7987          9146





SERVICE CLASS(2)                                                  AS OF 6/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             21.49%       -23.13%        2.46%        -0.30%




                                            (After Portfolio operating expenses)

                              MAINSTAY VP
                           DEVELOPING GROWTH    S&P 500    RUSSELL 2000
                               PORTFOLIO         INDEX     GROWTH INDEX
                           -----------------    -------    ------------
06/30/99                         10000           10000         10000
                                 10155           10725         12839
                                  8905            9134          9842
                                  7597            7491          7381
                                  7118            7510          7432
                                  8592            8945          9777
                                  8866            9511         10196
                                 10802           10332         11683
                                 13252           12459         13649
                                 12620           10824         12170
06/30/09                          9701            7987          9146





 BENCHMARK PERFORMANCE                              SIX       ONE      FIVE     TEN
                                                  MONTHS     YEAR     YEARS    YEARS
Russell 2000(R) Growth Index(3)                    11.36%   -24.85%   -1.32%   -0.89%
S&P 500(R) Index(3)                                 3.16    -26.21    -2.24    -2.22
Average Lipper Variable Products Small-Cap
  Growth Portfolio(4)                              11.17    -26.31    -1.71     0.60



1. Performance figures shown for the five-year and ten-year periods ended June 30, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 2.71% and -0.05% for Initial Class shares and 2.45% and -0.31% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The average Lipper variable products small-cap growth portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity small-cap ceiling. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SmallCap 600(R) Index. Lipper Inc. is an independent monitor of fund performance.



M-118    MainStay VP Developing Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP DEVELOPING GROWTH
PORTFOLIO
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2009, to June 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2009, to June 30, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/09         6/30/09       PERIOD(1)         6/30/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,216.50        $5.44          $1,019.90         $4.96
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,214.90        $6.81          $1,018.60         $6.21
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.99% for Initial Class and 1.24% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-119

INDUSTRY COMPOSITION AS OF JUNE 30, 2009


Internet Software & Services            7.2%
Biotechnology                           6.9
Software                                6.5
Semiconductors & Semiconductor
  Equipment                             6.4
Communications Equipment                6.2
Health Care Equipment & Supplies        5.7
Capital Markets                         5.4
Hotels, Restaurants & Leisure           5.0
Computers & Peripherals                 3.8
Machinery                               3.1
Textiles, Apparel & Luxury Goods        3.1
Specialty Retail                        2.9
Construction & Engineering              2.8
Electrical Equipment                    2.6
Diversified Consumer Services           2.4
Health Care Technology                  2.4
Oil, Gas & Consumable Fuels             2.4
Energy Equipment & Services             1.9
Electric Utilities                      1.8
Health Care Providers & Services        1.8
Life Sciences Tools & Services          1.5
Professional Services                   1.5
Commercial Services & Supplies          1.4
Pharmaceuticals                         1.1
Electronic Equipment & Instruments      1.0
Thrifts & Mortgage Finance              1.0
Auto Components                         0.9
Aerospace & Defense                     0.8
Commercial Banks                        0.8
Diversified Telecommunication
  Services                              0.8
IT Services                             0.8
Real Estate Management & Development    0.8
Chemicals                               0.7
Multi-Utilities                         0.7
Airlines                                0.6
Food Products                           0.6
Insurance                               0.6
Internet & Catalog Retail               0.5
Gas Utilities                           0.4
Beverages                               0.3
Personal Products                       0.2
Metals & Mining                         0.1
Short-Term Investment                   3.5
Liabilities in Excess of Cash and
  Other Assets                         -0.9
                                      -----
                                      100.0%
                                      =====



 See Portfolio of Investments on page M-123 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Starent Networks Corp.
    2.  MYR Group, Inc./Delaware
    3.  Riverbed Technology, Inc.
    4.  Alexion Pharmaceuticals, Inc.
    5.  Ctrip.com International, Ltd., ADR
    6.  HMS Holdings Corp.
    7.  Silicon Laboratories, Inc.
    8.  Illumina, Inc.
    9.  Synaptics, Inc.
   10.  Acorda Therapeutics, Inc.






M-120    MainStay VP Developing Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE PORTFOLIO'S MANAGER.(1)

HOW DID MAINSTAY VP DEVELOPING GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2009?

For the six months ended June 30, 2009, MainStay VP Developing Growth Portfolio returned 21.65% for Initial Class shares and 21.49% for Service Class shares. Both share classes outperformed the 11.17% return of the average Lipper(2) Variable Products Small-Cap Growth Portfolio and the 11.36% return of the Russell 2000(R) Growth Index(2) for the six months ended June 30, 2009. The Russell 2000(R) Growth Index was the Portfolio's broad-based securities-market index during the reporting period.

WERE THERE ANY IMPORTANT CHANGES IN THE PORTFOLIO'S STRUCTURE OR DAY-TO-DAY PORTFOLIO MANAGEMENT DURING THE REPORTING PERIOD?

At a special meeting held on June 23, 2009, the Portfolio's Board of Directors approved the following actions: (1) termination of the Subadvisory Agreement between New York Life Investments and Lord, Abbett & Co. LLC ("Lord Abbett"), effective prior to the opening of the U.S. financial markets on June 29, 2009;
(2) appointment of Epoch Investment Partners, Inc. ("Epoch") as Subadvisor to the Portfolio, effective at the opening of the U.S. financial markets on June 29, 2009, pursuant to the terms of an SEC exemptive order; and (3) changes to the Portfolio's investment objective, principal investment strategy, investment process, principal risks and primary benchmark, effective August 14, 2009. The Board also approved changing the name of the Portfolio from MainStay VP Developing Growth Portfolio to MainStay VP U.S. Small Cap Portfolio, effective on or about November 13, 2009. For additional information about these changes, please refer to the Supplement dated June 29, 2009, to the Prospectus for MainStay VP Series Fund, Inc., dated May 1, 2009.

WHAT ACCOUNTED FOR THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK DURING THE REPORTING PERIOD?

The performance of holdings in the information technology sector was the primary contributor to the Portfolio's strong performance relative to the Russell 2000(R) Growth Index. Stock selection in the industrials sector also aided relative performance. The largest detractor from relative performance was stock selection in the consumer staples sector followed by stock selection in telecommunication services. Although the Portfolio underperformed in the early part of 2009, its holdings benefited strongly when the market began its recovery.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH SECTORS WERE PARTICULARLY WEAK?

During the first half of 2009, the Portfolio's holdings in most sectors recorded positive returns. The Portfolio was overweight relative to the Russell 2000(R) Growth Index in information technology, which was the strongest sector on both a relative and absolute basis. Industrials was the second strongest-contributing sector relative to the Russell 2000(R) Growth Index, despite negative absolute performance. Energy, another overweight sector, followed with positive relative and absolute returns.

Telecommunication services and consumer staples were the Portfolio's weakest-contributing market sectors relative to the Russell 2000(R) Growth Index as a result of unfavorable security selection. Materials was the third-weakest sector due to an underweight position relative to the benchmark.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Because the Portfolio is actively managed, its holdings and the weightings of particular issuers or particular sectors as a percentage of Portfolio assets are subject to change. Sectors may include many industries. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The Portfolio's use of securities lending presents the risk of default by the borrower, which may also result in a loss to the Portfolio. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by those Portfolios.

1. During the reporting period, New York Life Investments delegated day-to-day portfolio management responsibilities to Lord, Abbett & Co. LLC from January 1, 2009, to June 29, 2009, and to Epoch Investment Partners, Inc., beginning on June 29, 2009.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-121

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS WERE PARTICULARLY WEAK?

EnerNOC, an energy demand response company, was the strongest contributor to the Portfolio's absolute performance, because of strong demand for the company's energy management solutions as businesses sought to reduce costs in a difficult economic environment.

Aruba Networks, a provider of wireless enterprise network systems, was the second most significant contributor to absolute performance. The company benefited from growing corporate interest in cost-effective wireless technology.

Synaptics, a computer components maker, was the third-strongest contributor. The company's share price rose when revenue from PC applications surpassed analysts' expectations.

Energy Conversion Devices, a solar panel product maker, was the Portfolio's most significant detractor from relative performance. The company's shares fell as a result of unsold inventory.

Another significant detractor from performance was CardioNet, a heart monitor maker whose share price declined on adverse changes in reimbursement rates for the company's cardiac arrhythmia product.

Bankrate, an Internet-based consumer-banking company, suffered when advertising revenue from its Web site declined.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Portfolio's largest purchase during the reporting period was a position in Shanda Interactive Entertainment, an online gaming company. The company's shares advanced as revenue dramatically increased from Shanda Interactive Entertainment's multiplayer online role-playing games.

Strayer Education, a postsecondary education provider, was the Portfolio's second-largest purchase during the reporting period. The company benefited from tuition increases and higher student enrollment.

Netflix, an online movie rental provider, was the Portfolio's largest sale during the reporting period. The stock was sold at a profit as the company continued to gain market share from its competitors, mainly Blockbuster.

In addition to being one of the Portfolio's largest purchases, Shanda Interactive Entertainment was also its second-largest sale. The stock was sold at a profit.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE OVER THE COURSE OF THE REPORTING PERIOD?

During the reporting period, the Portfolio's exposure to the information technology sector increased from underweight to slightly overweight relative to the Russell 2000(R) Growth Index. As of June 30, 2009, the Portfolio had a concentration in Internet software and communications equipment companies that had seen evidence of improving demand in consumer-driven markets. The Portfolio increased its already overweight position in the consumer discretionary sector during the reporting period. Emphasis at the end of the reporting period was on business services as well as on companies positioned to benefit from emerging markets. Some retail and restaurant holdings were trimmed after profiting from strong rallies early in the second quarter.

During the reporting period, the Portfolio's health care sector weighting was substantially reduced, from a benchmark-neutral position to the Portfolio's most significant underweight position. Sales were focused on biotechnology, and holdings at the end of the period were concentrated in companies believed to be less vulnerable to the potential effects of federal health care legislation. The Portfolio decreased its consumer staples exposure from overweight to significantly underweight relative to the Russell 2000(R) Growth Index, as consumer caution in this sector was expected to continue.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2009, the Portfolio's largest sector overweight relative to the Russell 2000((R)) Growth Index was in information technology, which aided performance. The second-largest overweight was in financials, which detracted from performance.

Health care and consumer staples were notable underweight sectors in the Portfolio. Both of these underweight positions helped the Portfolio's relative performance during the reporting period.


----------

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-122    MainStay VP Developing Growth Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2009 UNAUDITED



                                         SHARES           VALUE
COMMON STOCKS 97.4%+
---------------------------------------------------------------

AEROSPACE & DEFENSE 0.8%
BE Aerospace, Inc. (a)                   29,700   $     426,492
DigitalGlobe, Inc. (a)                    3,800          72,960
                                                  -------------
                                                        499,452

                                                  -------------

AIRLINES 0.6%
Allegiant Travel Co. (a)                  1,642          65,089
Copa Holdings S.A.                        8,500         346,970
                                                  -------------
                                                        412,059

                                                  -------------

AUTO COMPONENTS 0.9%
Westport Innovations, Inc.
  (a)                                    73,530         594,858
                                                  -------------

BEVERAGES 0.3%
Hansen Natural Corp. (a)                  5,200         160,264
                                                  -------------

BIOTECHNOLOGY 6.9%
 v  Acorda Therapeutics, Inc.
  (a)                                    32,200         907,718
 v  Alexion Pharmaceuticals,
  Inc. (a)                               24,500       1,007,440
Allos Therapeutics, Inc. (a)             40,800         338,232
Chemspec International, Ltd.,
  ADR (a)(b)                             48,300         405,720
Crucell N.V., ADR (a)(b)                 18,500         445,110
Dendreon Corp. (a)                        5,800         144,130
Onyx Pharmaceuticals, Inc.
  (a)                                     4,400         124,344
Savient Pharmaceuticals, Inc.
  (a)                                    25,500         353,430
United Therapeutics Corp. (a)             8,000         666,640
Vanda Pharmaceuticals, Inc.
  (a)                                     4,830          56,849
                                                  -------------
                                                      4,449,613

                                                  -------------

CAPITAL MARKETS 5.4%
Affiliated Managers Group,
  Inc. (a)                                9,700         564,443
Broadpoint Gleacher
  Securities, Inc. (a)                   35,000         195,300
Calamos Asset Management,
  Inc. Class A                           39,200         553,112
GFI Group, Inc.                          92,700         624,798
Greenhill & Co., Inc.                     6,300         454,923
Jefferies Group, Inc. (a)                 5,200         110,916
KBW, Inc. (a)                            20,700         595,332
Stifel Financial Corp. (a)                7,400         355,866
                                                  -------------
                                                      3,454,690

                                                  -------------

CHEMICALS 0.7%
Koppers Holdings, Inc.                   16,900         445,653
                                                  -------------

COMMERCIAL BANKS 0.8%
SVB Financial Group (a)                  18,000         489,960
                                                  -------------


COMMERCIAL SERVICES & SUPPLIES 1.4%
EnerNOC, Inc. (a)                        40,403         875,533
                                                  -------------

COMMUNICATIONS EQUIPMENT 6.2%
Aruba Networks, Inc. (a)                 82,850         724,109
Ciena Corp. (a)                          41,300         427,455
Infinera Corp. (a)                       10,000          91,300
Palm, Inc. (a)                           36,600         606,462
 v  Riverbed Technology, Inc.
  (a)                                    46,400       1,076,016
 v  Starent Networks Corp.
  (a)                                    44,900       1,096,008
                                                  -------------
                                                      4,021,350

                                                  -------------

COMPUTERS & PERIPHERALS 3.8%
3PAR, Inc. (a)                           65,752         815,325
Netezza Corp. (a)                        46,400         386,048
STEC, Inc. (a)                           12,000         278,280
 v  Synaptics, Inc. (a)                  24,324         940,122
                                                  -------------
                                                      2,419,775

                                                  -------------

CONSTRUCTION & ENGINEERING 2.8%
 v  MYR Group, Inc./Delaware
  (a)                                    54,000       1,091,880
Orion Marine Group, Inc. (a)             36,936         701,784
                                                  -------------
                                                      1,793,664
                                                  -------------

DIVERSIFIED CONSUMER SERVICES 2.4%
American Public Education,
  Inc. (a)                                8,400         332,724
K12, Inc. (a)                            23,158         499,055
Strayer Education, Inc.                   3,400         741,574
                                                  -------------
                                                      1,573,353

                                                  -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 0.8%
Cbeyond, Inc. (a)                        17,700         253,995
Neutral Tandem, Inc. (a)                  9,900         292,248
                                                  -------------
                                                        546,243

                                                  -------------

ELECTRIC UTILITIES 1.8%
ITC Holdings Corp.                        5,800         263,088
Westar Energy, Inc.                      47,572         892,926
                                                  -------------
                                                      1,156,014

                                                  -------------

ELECTRICAL EQUIPMENT 2.6%
American Superconductor Corp.
  (a)                                    22,300         585,375
Energy Conversion Devices,
  Inc. (a)                                7,600         107,540
Harbin Electric, Inc. (a)                23,100         361,284
II-VI, Inc. (a)                          11,700         259,389
SunPower Corp. Class B (a)                5,400         129,330
Suntech Power Holdings Co,
  Ltd., ADR (a)(b)                       14,700         262,542
                                                  -------------
                                                      1,705,460

                                                  -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 1.0%
IPG Photonics Corp. (a)                  20,300         222,691
Itron, Inc. (a)                           7,700         424,039
                                                  -------------
                                                        646,730
                                                  -------------



+  Percentages indicated are based on Portfolio net assets.
v Among the Portfolio's 10 largest issuers held, as of June 30, 2009, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-123


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
ENERGY EQUIPMENT & SERVICES 1.9%
Core Laboratories N.V.                    4,700   $     409,605
Dril-Quip, Inc. (a)                      10,900         415,290
Oceaneering International,
  Inc. (a)                                8,600         388,720
                                                  -------------
                                                      1,213,615

                                                  -------------

FOOD PRODUCTS 0.6%
Green Mountain Coffee
  Roasters, Inc. (a)                      2,800         165,536
Zhongpin, Inc. (a)                       22,300         231,028
                                                  -------------
                                                        396,564

                                                  -------------

GAS UTILITIES 0.4%
ONEOK, Inc.                               8,900         262,461
                                                  -------------

HEALTH CARE EQUIPMENT & SUPPLIES 5.7%
Align Technology, Inc. (a)               39,300         416,580
Conceptus, Inc. (a)                      22,200         375,180
DexCom, Inc. (a)                         96,600         597,954
Haemonetics Corp. (a)                     5,800         330,600
Insulet Corp. (a)                        45,800         352,660
Masimo Corp. (a)                          8,594         207,202
NuVasive, Inc. (a)                       15,807         704,992
Thoratec Corp. (a)                       25,200         674,856
                                                  -------------
                                                      3,660,024

                                                  -------------

HEALTH CARE PROVIDERS & SERVICES 1.8%
CardioNet, Inc. (a)                      11,900         194,208
 v  HMS Holdings Corp. (a)               23,900         973,208
                                                  -------------
                                                      1,167,416

                                                  -------------

HEALTH CARE TECHNOLOGY 2.4%
athenahealth, Inc. (a)                   17,085         632,316
MedAssets, Inc. (a)                      23,100         449,295
Phase Forward, Inc. (a)                  31,496         475,904
                                                  -------------
                                                      1,557,515

                                                  -------------

HOTELS, RESTAURANTS & LEISURE 5.0%
BJ's Restaurants, Inc. (a)               28,000         472,360
Chipotle Mexican Grill, Inc.
  Class A (a)                             6,500         520,000
 v  Ctrip.com International,
  Ltd., ADR (a)(b)                       21,600       1,000,080
Home Inns & Hotels
  Management, Inc., ADR
  (a)(b)                                 26,100         414,729
Penn National Gaming, Inc.
  (a)                                     8,700         253,257
PF Chang's China Bistro, Inc.
  (a)                                     8,500         272,510
WMS Industries, Inc. (a)                  8,700         274,137
                                                  -------------
                                                      3,207,073
                                                  -------------

INSURANCE 0.6%
eHealth, Inc. (a)                        23,600         416,776
                                                  -------------

INTERNET & CATALOG RETAIL 0.5%
Blue Nile, Inc. (a)                       3,500         150,465
Netflix, Inc. (a)                         4,300         177,762
                                                  -------------
                                                        328,227

                                                  -------------

INTERNET SOFTWARE & SERVICES 7.2%
Bankrate, Inc. (a)                        8,315         209,871
Constant Contact, Inc. (a)               34,200         678,528
Equinix, Inc. (a)                         5,400         392,796
GSI Commerce, Inc. (a)                   36,000         513,000
Knot, Inc. (The) (a)                     41,200         324,656
Mercadolibre, Inc. (a)                   17,295         464,889
OpenTable, Inc. (a)                      17,900         540,043
Sohu.com, Inc. (a)                        7,000         439,810
VistaPrint, Ltd. (a)                     18,200         776,230
Vocus, Inc. (a)                          16,600         328,016
                                                  -------------
                                                      4,667,839

                                                  -------------

IT SERVICES 0.8%
CyberSource Corp. (a)                    13,500         206,550
TeleTech Holdings, Inc. (a)              18,700         283,305
                                                  -------------
                                                        489,855

                                                  -------------

LIFE SCIENCES TOOLS & SERVICES 1.5%
 v  Illumina, Inc. (a)                   24,500         954,030
                                                  -------------

MACHINERY 3.1%
Chart Industries, Inc. (a)               21,608         392,834
Colfax Corp. (a)                         35,000         270,200
Duoyuan Global Water, Inc.,
  Sponsored ADR (a)(b)                   15,600         378,768
Energy Recovery, Inc. (a)                46,943         332,356
Middleby Corp. (The) (a)                  6,700         294,264
RBC Bearings, Inc. (a)                    8,900         182,005
Wabtec Corp.                              4,500         144,765
                                                  -------------
                                                      1,995,192

                                                  -------------

METALS & MINING 0.1%
Stillwater Mining Co. (a)                10,900          62,239
                                                  -------------

MULTI-UTILITIES 0.7%
CMS Energy Corp.                         38,431         464,247
                                                  -------------

OIL, GAS & CONSUMABLE FUELS 2.4%
Arena Resources, Inc. (a)                 9,200         293,020
Clean Energy Fuels Corp. (a)             49,100         422,751
EXCO Resources, Inc. (a)                 32,400         418,608
Quicksilver Resources, Inc.
  (a)                                    41,000         380,890
                                                  -------------
                                                      1,515,269
                                                  -------------

PERSONAL PRODUCTS 0.2%
Bare Escentuals, Inc. (a)                17,400         154,338
                                                  -------------




M-124    MainStay VP Developing Growth Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
PHARMACEUTICALS 1.1%
Eurand N.V. (a)                          54,400   $     707,200
                                                  -------------

PROFESSIONAL SERVICES 1.5%
FTI Consulting, Inc. (a)                 11,000         557,920
Kforce, Inc. (a)                         21,400         176,978
Resources Connection, Inc.
  (a)                                    15,000         257,550
                                                  -------------
                                                        992,448
                                                  -------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.8%
E-House China Holdings, Ltd.,
  ADR (a)(b)                             35,000         540,400
                                                  -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 6.4%
ANADIGICS, Inc. (a)                      73,000         305,870
Cavium Networks, Inc. (a)                30,200         507,662
Diodes, Inc. (a)                         34,000         531,760
MEMC Electronic Materials,
  Inc. (a)                                3,900          69,459
Monolithic Power Systems,
  Inc. (a)                               25,600         573,696
Netlogic Microsystems, Inc.
  (a)                                    20,700         754,722
 v  Silicon Laboratories,
  Inc. (a)                               25,200         956,088
Teradyne, Inc. (a)                       61,900         424,634
                                                  -------------
                                                      4,123,891

                                                  -------------

SOFTWARE 6.5%
AsiaInfo Holdings, Inc. (a)              15,000         258,150
Blackboard, Inc. (a)                      1,300          37,518
Changyou.com, Ltd. Class A,
  ADR (a)(b)                             14,900         573,203
Concur Technologies, Inc. (a)            16,891         524,973
Longtop Financial
  Technologies, Ltd., ADR
  (a)(b)                                 18,400         451,904
Macrovision Solutions Corp.
  (a)                                    18,400         401,304
NetSuite, Inc. (a)                       30,662         362,118
Rosetta Stone, Inc. (a)                   6,200         170,128
SuccessFactors, Inc. (a)                 32,100         294,678
Synchronoss Technologies,
  Inc. (a)                               40,400         495,708
Taleo Corp. (a)                          33,300         608,391
                                                  -------------
                                                      4,178,075

                                                  -------------

SPECIALTY RETAIL 2.9%
Aaron's, Inc.                            14,688         437,996
Aeropostale, Inc. (a)                    16,600         568,882
Buckle, Inc. (The)                        7,300         231,921
Dick's Sporting Goods, Inc.
  (a)                                     8,300         142,760
J. Crew Group, Inc. (a)                   1,500          40,530
Lumber Liquidators, Inc. (a)             26,800         422,368
                                                  -------------
                                                      1,844,457
                                                  -------------

TEXTILES, APPAREL & LUXURY GOODS 3.1%
Fossil, Inc. (a)                         14,900         358,792
Lululemon Athletica, Inc. (a)            47,600         620,228
Steven Madden, Ltd. (a)                  15,600         397,020
True Religion Apparel, Inc.
  (a)                                    20,500         457,150
Under Armour, Inc. Class A
  (a)                                     6,800         152,184
                                                  -------------
                                                      1,985,374

                                                  -------------

THRIFTS & MORTGAGE FINANCE 1.0%
New York Community Bancorp,
  Inc.                                   36,700         392,323
Washington Federal, Inc.                 16,935         220,156
                                                  -------------
                                                        612,479
                                                  -------------
Total Common Stocks
  (Cost $56,495,248)                                 62,741,675
                                                  -------------




                                      NUMBER OF
                                       WARRANTS

WARRANTS 0.0%++
---------------------------------------------------------------

COMPUTERS & PERIPHERALS 0.0%++
Latronix, Inc.
  Strike Price $0.01
  Expires 11/2/09 (a)(c)                    120               1
                                                  -------------
Total Warrants
  (Cost $0)                                                   1
                                                  -------------




                                      PRINCIPAL
                                         AMOUNT


SHORT-TERM INVESTMENT 3.5%
---------------------------------------------------------------

REPURCHASE AGREEMENT 3.5%

State Street Bank and Trust
  Co.
  0.01%, dated 6/30/09
  due 7/1/09
  Proceeds at Maturity
  $2,264,757 (Collateralized
  by a Federal Home Loan
  Mortgage Corp. security
  with a rate of 3.125% and a
  maturity date of 2/12/10,
  with a Principal Amount of
  $2,255,000 and a Market
  Value of $2,314,194)               $2,264,756       2,264,756
                                                  -------------
Total Short-Term Investment
  (Cost $2,264,756)                                   2,264,756
                                                  -------------
Total Investments
  (Cost $58,760,004) (d)                  100.9%     65,006,432
Liabilities in Excess of Cash

  and Other Assets                         (0.9)       (571,592)
                                          -----    ------------
Net Assets                                100.0%  $  64,434,840
                                          =====    ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-125

++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  Fair valued security. The total market
     value of this security at June 30, 2009
     is $1, which represents less than one-
     tenth of a percent of the Portfolio's net
     assets.
(d)  At June 30, 2009, cost is $63,042,098 for
     federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation       $ 8,382,070
Gross unrealized depreciation        (6,417,736)
                                    -----------
Net unrealized appreciation         $ 1,964,334
                                    ===========



The following is a list of the inputs used as of June 30, 2009 for valuing the Portfolio's assets.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)          TOTAL
Common Stocks
  Aerospace & Defense                            $   499,452    $       --        $     --    $   499,452
  Airlines                                           412,059            --              --        412,059
  Auto Components                                    594,858            --              --        594,858
  Beverages                                          160,264            --              --        160,264
  Biotechnology                                    4,449,613            --              --      4,449,613
  Capital Markets                                  3,454,690            --              --      3,454,690
  Chemicals                                          445,653            --              --        445,653
  Commercial Banks                                   489,960            --              --        489,960
  Commercial Services & Supplies                     875,533            --              --        875,533
  Communications Equipment                         4,021,350            --              --      4,021,350
  Computers & Peripherals                          2,419,775            --              --      2,419,775
  Construction & Engineering                       1,793,664            --              --      1,793,664
  Diversified Consumer Services                    1,573,353            --              --      1,573,353
  Diversified Telecommunication Services             546,243            --              --        546,243
  Electric Utilities                               1,156,014            --              --      1,156,014
  Electrical Equipment                             1,705,460            --              --      1,705,460
  Electronic Equipment & Instruments                 646,730            --              --        646,730
  Energy Equipment & Services                      1,213,615            --              --      1,213,615
  Food Products                                      396,564            --              --        396,564
  Gas Utilities                                      262,461            --              --        262,461
  Health Care Equipment & Supplies                 3,660,024            --              --      3,660,024
  Health Care Providers & Services                 1,167,416            --              --      1,167,416
  Health Care Technology                           1,557,515            --              --      1,557,515
  Hotels, Restaurants & Leisure                    3,207,073            --              --      3,207,073
  Insurance                                          416,776            --              --        416,776
  Internet & Catalog Retail                          328,227            --              --        328,227
  Internet Software & Services                     4,667,839            --              --      4,667,839
  IT Services                                        489,855            --              --        489,855



M-126    MainStay VP Developing Growth Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)          TOTAL
  Life Sciences Tools & Services                 $   954,030    $       --             $--    $   954,030
  Machinery                                        1,995,192            --              --      1,995,192
  Metals & Mining                                     62,239            --              --         62,239
  Multi-Utilities                                    464,247            --              --        464,247
  Oil, Gas & Consumable Fuels                      1,515,269            --              --      1,515,269
  Personal Products                                  154,338            --              --        154,338
  Pharmaceuticals                                    707,200            --              --        707,200
  Professional Services                              992,448            --              --        992,448
  Real Estate Management & Development               540,400            --              --        540,400
  Semiconductors & Semiconductor Equipment         4,123,891            --              --      4,123,891
  Software                                         4,178,075            --              --      4,178,075
  Specialty Retail                                 1,844,457            --              --      1,844,457
  Textiles, Apparel & Luxury Goods                 1,985,374            --              --      1,985,374
  Thrifts & Mortgage Finance                         612,479            --              --        612,479
                                                 -----------    ----------        --------    -----------
Total Common Stocks                               62,741,675            --              --     62,741,675
                                                 -----------    ----------        --------    -----------
Warrants Computers & Peripherals                          --            --               1              1
                                                 -----------    ----------        --------    -----------
Total Warrants                                            --            --               1              1
                                                 -----------    ----------        --------    -----------
Short-Term Investment
  Repurchase Agreement                                    --     2,264,756              --      2,264,756
                                                 -----------    ----------        --------    -----------
Total Short-Term Investments                              --     2,264,756              --      2,264,756
                                                 -----------    ----------        --------    -----------
TOTAL                                            $62,741,675    $2,264,756             $ 1    $65,006,432
                                                 ===========    ==========        ========    ===========




The Portfolio did not hold  other financial instruments as of June 30, 2009.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

ASSET VALUATION INPUTS

                                                                                                             BALANCE
                      BALANCE                             CHANGE IN                          NET        NET    AS OF
                        AS OF     ACCRUED  REALIZED      UNREALIZED                    TRANSFERS  TRANSFERS     JUNE
 INVESTMENTS         DECEMBER   DISCOUNTS      GAIN    APPRECIATION        NET    NET      IN TO     OUT OF      30,
 IN SECURITIES       31, 2008  (PREMIUMS)    (LOSS)  (DEPRECIATION)  PURCHASES  SALES    LEVEL 3    LEVEL 3     2009
Warrants                   $1          $0        $0              $0         $0     $0         $0         $0       $1
                           --          --        --              --         --     --         --         --       --
  TOTAL                    $1          $0        $0              $0         $0     $0         $0         $0       $1
                           ==          ==        ==              ==         ==     ==         ==         ==       ==

                          CHANGE IN
                         UNREALIZED
                       APPRECIATION
                     (DEPRECIATION)
                               FROM
                        INVESTMENTS  ROLLFORWARD
 INVESTMENTS           HELD AT JUNE        PROOF
 IN SECURITIES             30, 2009       COLUMN
Warrants                         $0           $0
                                 --           --
  TOTAL                          $0           $0
                                 ==           ==





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-127

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $58,760,004)      $ 65,006,432
Receivables:
  Investment securities sold            1,701,363
  Fund shares sold                         60,102
  Dividends and interest                    3,033
Other assets                                  483
                                     ------------
     Total assets                      66,771,413
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       2,225,457
  Manager (See Note 3)                     41,373
  Professional fees                        23,139
  Fund shares redeemed                     15,837
  Shareholder communication                14,099
  NYLIFE Distributors (See Note 3)          8,397
  Custodian                                 5,786
  Directors                                   669
Accrued expenses                            1,816
                                     ------------
     Total liabilities                  2,336,573
                                     ------------
Net assets                           $ 64,434,840
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    101,686
Additional paid-in capital             88,547,994
                                     ------------
                                       88,649,680
Accumulated net investment loss          (248,104)
Accumulated net realized loss on
  investments                         (30,213,164)
Net unrealized appreciation on
  investments                           6,246,428
                                     ------------
Net assets                           $ 64,434,840
                                     ============


INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 23,212,082
                                     ============
Shares of capital stock outstanding     3,609,513
                                     ============
Net asset value per share
  outstanding                        $       6.43
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 41,222,758
                                     ============
Shares of capital stock outstanding     6,559,044
                                     ============
Net asset value per share
  outstanding                        $       6.28
                                     ============






M-128    MainStay VP Developing Growth Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                       $    41,948
  Interest                                    267
                                      -----------
     Total income                          42,215
                                      -----------
EXPENSES:
  Manager (See Note 3)                    200,906
  Distribution and service--Service
     Class
     (See Note 3)                          42,964
  Professional fees                        21,475
  Custodian                                11,277
  Shareholder communication                 6,094
  Directors                                 1,590
  Miscellaneous                             6,013
                                      -----------
     Total expenses                       290,319
                                      -----------
Net investment loss                      (248,104)
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments       (7,572,164)
Net change in unrealized
  depreciation on investments          18,092,370
                                      -----------
Net realized and unrealized gain on
  investments                          10,520,206
                                      -----------
Net increase in net assets resulting
  from operations                     $10,272,102
                                      ===========




(a) Dividends recorded net of foreign withholding taxes in the amount of $164.



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-129

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2008


                                       2009           2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss            $  (248,104)  $   (218,190)
 Net realized loss on
  investments                    (7,572,164)   (22,451,196)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 18,092,370    (23,008,793)
                                --------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     10,272,102    (45,678,179)
                                --------------------------

Distributions to shareholders:
 From net realized gain on investments:
    Initial Class                        --     (5,389,734)
    Service Class                        --    (11,811,221)
                                --------------------------
 Total distributions to
  shareholders                           --    (17,200,955)
                                --------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         10,106,305     19,402,654
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                          --     17,200,955
 Cost of shares redeemed         (4,364,101)   (23,910,712)
                                --------------------------
    Increase in net assets
     derived from capital
     share transactions           5,742,204     12,692,897
                                --------------------------
    Net increase (decrease) in
     net assets                  16,014,306    (50,186,237)

NET ASSETS:
Beginning of period              48,420,534     98,606,771
                                --------------------------
End of period                   $64,434,840   $ 48,420,534
                                ==========================
Accumulated net investment
 loss at end of period          $  (248,104)  $         --
                                ==========================






M-130    MainStay VP Developing Growth Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                  mainstayinvestments.com  M-131

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                          INITIAL CLASS
                            -------------------------------------------------------------------------
                                SIX MONTHS
                                   ENDED
                                 JUNE 30,                       YEAR ENDED DECEMBER 31,

                            -------------------------------------------------------------------------
                                   2009*            2008       2007       2006       2005       2004
Net asset value at
  beginning of period             $  5.28         $ 14.98    $ 11.45    $ 10.17    $  9.07    $  8.57
                                  -------         -------    -------    -------    -------    -------
Net investment loss (a)             (0.02)          (0.01)     (0.03)     (0.04)     (0.05)     (0.07)
Net realized and
  unrealized gain (loss)
  on investments                     1.17           (6.90)      4.18       1.32       1.15       0.57
                                  -------         -------    -------    -------    -------    -------
Total from investment
  operations                         1.15           (6.91)      4.15       1.28       1.10       0.50
                                  -------         -------    -------    -------    -------    -------
Less distributions:
  From net realized gain
     on investments                    --           (2.79)     (0.62)        --         --         --
                                  -------         -------    -------    -------    -------    -------
Net asset value at end of
  period                          $  6.43         $  5.28    $ 14.98    $ 11.45    $ 10.17    $  9.07
                                  =======         =======    =======    =======    =======    =======
Total investment return             21.78% (b)(c)  (47.22%)    36.10%     12.64%     12.04% (d)  5.86%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss               (0.82%)++       (0.13%)    (0.23%)    (0.34%)    (0.59%)    (0.88%)
  Net expenses                       0.99% ++        0.95%      0.92%      0.96% #    0.90% #    1.08% #
  Expenses (before
     reimbursement)                  0.99% ++        0.95%      0.92%      0.97% #    1.03% #    1.09% #
Portfolio turnover rate               105%            279%       179%       228%       130%       129%
Net assets at end of
  period (in 000's)               $23,212         $14,963    $36,128    $27,772    $27,614    $36,604




*    Unaudited.
++   Annualized.
#    Includes fees paid indirectly which amounted to 0.01%, 0.02% and 0.01% of average net assets for the years ended December 31, 2006, 2005 and 2004, respectively.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 11.94% and 11.64% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.





M-132    MainStay VP Developing Growth Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                 Service Class
-------------------------------------------------------------------------------
          Six months
             ended
           June 30,                       Year ended December 31,

------------------
             2009*            2008       2007       2006       2005       2004
            $  5.17         $ 14.80    $ 11.35    $ 10.10    $  9.04    $  8.56
            -------         -------    -------    -------    -------    -------
              (0.03)          (0.04)     (0.07)     (0.07)     (0.08)     (0.09)
               1.14           (6.80)      4.14       1.32       1.14       0.57
            -------         -------    -------    -------    -------    -------
               1.11           (6.84)      4.07       1.25       1.06       0.48
            -------         -------    -------    -------    -------    -------

                 --           (2.79)     (0.62)        --         --         --
            -------         -------    -------    -------    -------    -------
            $  6.28         $  5.17    $ 14.80    $ 11.35    $ 10.10    $  9.04
            =======         =======    =======    =======    =======    =======
              21.47% (b)(c)  (47.35%)    35.76%     12.36%     11.73% (d)  5.60%

              (1.07%)++       (0.38%)    (0.48%)    (0.59%)    (0.84%)    (1.13%)
               1.24% ++        1.20%      1.17%      1.21% #    1.15% #    1.33% #
               1.24% ++        1.20%      1.17%      1.22% #    1.28% #    1.34% #
                105%            279%       179%       228%       130%       129%
            $41,223         $33,458    $62,478    $31,805    $22,995    $16,098




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-133

MAINSTAY VP FLOATING RATE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

                                                                           SINCE
AVERAGE ANNUAL                                  SIX           ONE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR        (5/2/05)
----------------------------------------------------------------------------------
After Portfolio operating expenses             23.53%        -4.89%        1.39%



                                            (After Portfolio operating expenses)


                                   MAINSTAY VP      CREDIT SUISSE
                                  FLOATING RATE    LEVERAGED LOAN
                                    PORTFOLIO           INDEX
                                  -------------    --------------
05/02/05                              10000             10000
                                       9965             10075
                                      10456             10747
                                      11164             11557
                                      11136             11165
06/30/09                              10592             10291





SERVICE CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

                                                                           SINCE
AVERAGE ANNUAL                                  SIX           ONE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR        (5/2/05)
----------------------------------------------------------------------------------
After Portfolio operating expenses             23.38%       -5.12%         1.13%



                                            (After Portfolio operating expenses)


                                   MAINSTAY VP      CREDIT SUISSE
                                  FLOATING RATE    LEVERAGED LOAN
                                    PORTFOLIO           INDEX
                                  -------------    --------------
05/02/05                              10000             10000
                                       9962             10075
                                      10424             10747
                                      11102             11557
                                      11046             11165
06/30/09                              10480             10291





 BENCHMARK PERFORMANCE                          SIX           ONE          SINCE
                                              MONTHS         YEAR        INCEPTION
Credit Suisse Leveraged Loan Index(1)          27.10%        -7.83%        0.69%
Average Lipper Loan Participation
Fund(2)                                        26.09         -7.61         0.17



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
2. The average Lipper loan participation fund is representative of portfolios that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. Lipper Inc. is an independent monitor of fund performance.



M-134    MainStay VP Floating Rate Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP FLOATING RATE PORTFOLIO --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2009, to June 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2009, to June 30, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/09         6/30/09       PERIOD(1)         6/30/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,235.30        $3.82          $1,021.40         $3.46
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,233.80        $5.21          $1,020.10         $4.71
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.69% for Initial Class and 0.94% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-135

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

(COMPOSITION PIE CHART)

Floating Rate Loans                             80.9
Short-Term Investments                          14.3
Corporate Bonds                                  5.5
Foreign Floating Rate Loans                      4.1
Yankee Bonds                                     0.5
Liabilities in Excess of Cash and Other
  Assets                                        (5.3)





See Portfolio of Investments on page M-138 for specific holdings within these categories.

TOP TEN ISSUERS HELD AS OF JUNE 30, 2009 (EXCLUDING SHORT-TERM INVESTMENTS)


    1.  Charter Communications Operating LLC,
        9.25%, due 3/6/14
    2.  Discovery Communications Holdings LLC,
        2.598%-5.25%, due 5/14/14
    3.  Georgia-Pacific Corp., 2.315%-2.557%,
        due 12/20/12
    4.  DirecTV Holdings LLC, 1.81%-5.25%, due
        4/13/13
    5.  Graham Packaging Company, L.P.,
        2.617%-6.75%, due 10/7/11-4/5/14
    6.  CSC Holdings, Inc., 2.069%-8.625%, due
        3/29/16-2/15/19
    7.  Health Management Associates, Inc.,
        2.348%, due 2/28/14
    8.  Penn National Gaming, Inc., 2.103%, due
        10/3/12
    9.  Nalco Co., 6.50%-8.25%, due
        5/13/16-5/15/17
   10.  Graphic Packaging International, Inc.,
        3.03%-3.749%, due 5/16/14






M-136    MainStay VP Floating Rate Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY ROBERT H. DIAL OF NEW YORK LIFE INVESTMENTS, THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP FLOATING RATE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2009?

For the six months ended June 30, 2009, MainStay VP Floating Rate Portfolio returned 23.53% for Initial Class shares and 23.38% for Service Class shares. Both share classes underperformed the 26.09% return of the average Lipper(1) Loan Participation Fund and the 27.10% return of the Credit Suisse Leveraged Loan Index(1) for the six months ended June 30, 2009. The Credit Suisse Leveraged Loan Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

During the reporting period, at the height of the credit crisis, the Portfolio benefited from an underweight position relative to the Credit Suisse Leveraged Loan Index in riskier credits (unrated credits and those rated CCC and lower)(2) and a substantial cash position. During the second quarter of 2009, however, many investors' appetite for risk increased substantially, and we believe that the Portfolio's underweight position in riskier credits contributed to the Portfolio's underperformance during the first half of 2009.

WHAT WAS THE PORTFOLIO'S DURATION(3) STRATEGY DURING THE REPORTING PERIOD?

The Portfolio invests in floating-rate loans that have an effective duration of less than three months. The floating-rate loans may have final maturities of seven to nine years but have underlying interest-rate contracts, typically linked to LIBOR,(1) that reset every 30, 60, 90 or 180 days. The weighted average reset figure for the Portfolio at 6/30/09 was 40 days. This means that as short-term interest rates change, the Portfolio's yield, on average, changes within 40 days to reflect the prevailing market.

WHAT MAJOR DECISIONS HELPED OR HURT THE PORTFOLIO'S PERFORMANCE DURING THE FIRST HALF OF 2009?

When loan prices dropped materially during the first quarter of 2009, the Portfolio benefited from an intentional underweight in riskier credits (unrated loans and those loans rated CCC and lower) and a meaningful cash position. When CCC-rated credits rallied during the second quarter, however, the Portfolio did not benefit to the same degree as the market.

HOW DID THE PORTFOLIO'S WEIGHTINGS CHANGE OVER THE COURSE OF THE REPORTING
PERIOD?

Cash levels in the Portfolio were intentionally high during the fourth quarter of 2008 and the first quarter of 2009. As the market environment stabilized, we reduced cash levels in favor of floating-rate loans and other debt instruments.


----------

Floating-rate funds are generally considered to have speculative characteristics that involve default risk of principal and interest, collateral impairment, borrower industry concentration and limited liquidity. The Portfolio may invest in foreign securities. U.S. dollar denominated securities of foreign issuers can be subject to different risks than U.S. investments, including less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in U.S. or foreign tax or currency laws and monetary policy. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the loans and bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-137

PORTFOLIO OF INVESTMENTS JUNE 30, 2009 UNAUDITED


                                     PRINCIPAL
                                        AMOUNT          VALUE
LONG-TERM INVESTMENTS 91.0%+
CORPORATE BONDS 5.5%
--------------------------------------------------------------

CHEMICALS 0.6%
Ashland, Inc.
  9.125%, due 6/1/17 (a)            $  650,000   $     676,000
 v  Nalco Co.
  8.25%, due 5/15/17 (a)             1,200,000       1,206,000
                                                 -------------
                                                     1,882,000

                                                 -------------

COMMERCIAL SERVICES 0.6%
Corrections Corp. of America
  7.75%, due 6/1/17                  2,000,000       1,970,000

                                                 -------------

ENTERTAINMENT 0.2%
Cinemark USA, Inc.
  8.625%, due 6/15/19 (a)              600,000         592,500

                                                 -------------

HEALTH CARE--SERVICES 0.3%
HCA, Inc.
  8.50%, due 4/15/19 (a)               800,000         784,000

                                                 -------------

LODGING 0.8%
Ameristar Casinos, Inc.
  9.25%, due 6/1/14 (a)              1,590,000       1,621,800
MGM Mirage, Inc.
  10.375%, due 5/15/14 (a)             200,000         207,500
  11.125%, due 11/15/17 (a)            550,000         583,000
                                                 -------------
                                                     2,412,300

                                                 -------------

MEDIA 0.2%
 v  CSC Holdings, Inc.
  8.625%, due 2/15/19 (a)              700,000         680,750

                                                 -------------

PACKAGING & CONTAINERS 1.5%
Berry Plastics Corp.
  8.875%, due 9/15/14                  500,000         421,250
Crown Americas LLC/Crown
  Americas Capital Corp. II
  7.625%, due 5/15/17 (a)            1,200,000       1,158,000
Silgan Holdings, Inc.
  7.25%, due 8/15/16 (a)             2,000,000       1,920,000
Solo Cup Co.
  10.50%, due 11/1/13 (a)            1,020,180       1,022,730
                                                 -------------
                                                     4,521,980

                                                 -------------

PRINTING & PUBLISHING 0.2%
Nielsen Finance LLC
  11.625%, due 2/1/14 (a)              700,000         694,750
                                                 -------------

TELECOMMUNICATIONS 1.1%
American Tower Corp.
  7.25%, due 5/15/19 (a)             2,000,000       1,935,000
Sprint Capital Corp.
  8.375%, due 3/15/12                1,500,000       1,477,500
                                                 -------------
                                                     3,412,500
                                                 -------------
Total Corporate Bonds
  (Cost $16,741,366)                                16,950,780
                                                 -------------

FLOATING RATE LOANS 80.9% (B)
--------------------------------------------------------------

AEROSPACE & DEFENSE 3.5%
Hexcel Corp.
  1st Lien Term Loan
  6.50%, due 5/21/14                 2,744,636       2,737,775
Oshkosh Truck Corp.
  Term Loan B
  7.337%, due 12/6/13                3,194,615       2,915,087
Spirit Aerosystems, Inc.
  Term Loan B
  2.89%, due 9/30/13                 1,651,127       1,560,315
Transdigm, Inc.
  Term Loan
  2.43%, due 6/23/13                 3,000,000       2,828,571
Vought Aircraft Industries,
  Inc.
  Term Loan
  2.81%, due 12/22/11                  969,322         810,595
                                                 -------------
                                                    10,852,343
                                                 -------------

AUTOMOBILE 3.0%
Allison Transmission, Inc.
  Term Loan B
  3.071%, due 8/7/14                 1,923,899       1,520,567
Delphi Corp.
  Delayed Draw Term Loan C
  10.50%, due 7/7/09                   184,858          56,382
  DIP Term Loan C
  10.50%, due 7/7/09                 1,815,142         553,618
Ford Motor Co.
  Term Loan
  3.594%, due 12/16/13               1,704,168       1,228,705
Goodyear Tire & Rubber Co.
  (The)
  2nd Lien Term Loan
  2.07%, due 4/30/14                 2,500,000       2,113,393
Key Safety Systems, Inc.
  1st Lien Term Loan
  2.859%, due 3/8/14                 1,466,250         540,068


+  Percentages indicated are based on Portfolio net assets.
v Among the Portfolio's 10 largest issuers held, as of June 30, 2009, excluding short-term investments. May be subject to change daily.


M-138    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
AUTOMOBILE (CONTINUED)
Sensata Technologies Finance
  Co. LLC
  Term Loan
  2.804%, due 4/26/13               $1,940,000   $   1,467,934
Tenneco, Inc.
  Tranche B Credit Linked
  Deposit
  5.32%, due 3/17/14                 1,250,000         912,500
Tower Automotive
  Term Loan
  4.896%, due 7/31/13 (c)            1,275,396         459,142
TRW Automotive, Inc.
  Term Loan B1
  6.375%, due 2/9/14                   333,200         292,661
                                                 -------------
                                                     9,144,970
                                                 -------------

BEVERAGE, FOOD & TOBACCO 4.4%
American Seafoods Group LLC
  Term Loan A
  2.06%, due 9/30/11 (c)               576,577         521,803
BF Bolthouse HoldCo LLC
  1st Lien Term Loan
  2.625%, due 12/17/12                 741,184         700,882
  2nd Lien Term Loan
  5.81%, due 12/16/13                  170,000         133,450
Constellation Brands, Inc.
  New Term Loan B
  1.875%, due 6/5/13                 1,646,865       1,561,434
Dean Foods Co.
  Tranche B Term Loan
  1.973%, due 4/2/14                 2,443,750       2,283,548
Dole Food Co., Inc.
  Credit Link Deposit
  1.139%, due 4/12/13                  390,494         390,491
  Tranche B Term Loan
  8.00%, due 4/12/13                   595,214         595,210
  Tranche C Term Loan
  8.00%, due 4/12/13                 2,167,948       2,167,935
Michael Foods, Inc.
  Term Loan B
  6.50%, due 5/1/14                  1,200,000       1,205,250
Reddy Ice Group, Inc.
  Term Loan
  2.068%, due 8/12/12 (c)            1,500,000       1,152,499
Wm. Wrigley Jr. Co.
  Term Loan B
  6.50%, due 9/30/14                 2,681,250       2,688,221
                                                 -------------
                                                    13,400,723
                                                 -------------

BROADCASTING & ENTERTAINMENT 7.6%
 v  Charter Communications
  Operating LLC
  Term Loan
  9.25%, due 3/6/14                  3,989,924       3,910,126
 v  CSC Holdings, Inc.
  Incremental B-2 Term Loan
  2.069%, due 3/29/16                2,947,557       2,817,021
 v  DirecTV Holdings LLC
  Term Loan B
  1.81%, due 4/13/13                 1,220,469       1,166,227
  Term Loan C
  5.25%, due 4/13/13                 2,484,950       2,471,359
 v  Discovery Communications
  Holdings LLC
  Term Loan B
  2.598%, due 5/14/14                2,940,000       2,760,451
  Term Loan C
  5.25%, due 5/14/14                 1,157,100       1,140,900
Entravision Communications
  Corp.
  Term Loan
  6.46%, due 3/29/13                   851,076         727,138
Gray Television, Inc.
  Delayed Draw Term Loan
  3.82%, due 12/31/14                1,720,753       1,055,037
Insight Midwest Holdings LLC
  Initial Term Loan
  2.32%, due 4/7/14                  1,342,415       1,243,412
LodgeNet Entertainment Corp.
  Term Loan
  2.672%, due 4/4/14                   802,501         670,089
Mediacom Broadband Group
  (FKA MCC Iowa)
  Tranche D1 Term Loan
  2.05%, due 1/31/15                 1,950,000       1,781,325
Nexstar Broadcasting, Inc.
  Mission Term Loan B
  2.348%, due 10/1/12                  998,296         728,756
  Nexstar Term Loan B
  2.789%, due 10/1/12                  944,147         689,227
Univision Communications,
  Inc.
  Initial Term Loan
  2.56%, due 9/29/14                 3,000,000       2,229,642
                                                 -------------
                                                    23,390,710
                                                 -------------

BUILDINGS & REAL ESTATE 1.6%
Armstrong World Industries,
  Inc.
  Term Loan
  2.067%, due 10/2/13                  385,081         352,349
CB Richard Ellis Services,
  Inc.
  Term Loan B
  6.001%, due 12/20/13               2,573,182       2,302,998


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-139

                                     PRINCIPAL
                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
BUILDINGS & REAL ESTATE (CONTINUED)
Central Parking Corp.
  Letter of Credit Term Loan
  0.33%, due 5/22/14                $   94,828   $      65,194
  Term Loan
  2.563%, due 5/22/14                  261,129         179,526
General Growth Properties,
  Inc.
  Tranche A1 Term Loan
  5.25%, due 2/24/10 (d)             1,394,737         788,723
LNR Property Corp.
  Initial Tranche B Term Loan
  3.82%, due 7/12/11                   440,000         220,440
Macerich Partnership, L.P.
  Term Loan
  1.813%, due 4/26/10                  983,333         885,000
                                                 -------------
                                                     4,794,230
                                                 -------------

CHEMICALS, PLASTICS & RUBBER 5.6%
Celanese U.S. Holdings LLC
  Synthetic Letter of Credit
  0.316%, due 4/2/14                   571,429         527,937
  Dollar Term Loan
  2.942%, due 4/2/14                 1,380,301       1,275,244
Gentek, Inc.
  1st Lien Term Loan
  3.006%, due 2/28/11                1,794,562       1,650,997
Hexion Specialty Chemicals,
  Inc.
  Term Loan C2
  2.875%, due 5/6/13                   346,215         234,657
  Term Loan C1
  3.50%, due 5/6/13                  1,597,892       1,083,016
Huntsman International LLC
  Tranche B Term Loan
  2.058%, due 4/21/14                1,448,883       1,293,128
INEOS U.S. Finance LLC
  Tranche A4 Term Loan
  7.001%, due 12/17/12                 549,200         386,271
  Tranche B2 Term Loan
  7.501%, due 12/16/13                 226,226         165,899
  Tranche C2 Term Loan
  8.001%, due 12/16/14                 226,164         165,853
ISP Chemco, Inc.
  Term Loan B
  2.125%, due 6/4/14                 2,080,191       1,890,894
Lyondell Chemical Co.
  DIP Term Loan
  9.168%, due 12/15/09 (e)           1,333,538       1,372,378
 v  Nalco Co.
  Term Loan
  6.50%, due 5/13/16                 2,000,000       2,007,500
Polymer Group, Inc.
  Term Loan
  2.613%, due 11/22/12                 890,397         816,939
Rockwood Specialties Group,
  Inc.
  Tranche H
  6.00%, due 5/15/14                 1,904,294       1,892,392
Texas Petrochemicals L.P.
  Incremental Term Loan B
  2.875%, due 6/27/13                  307,072         187,314
  Term Loan B
  2.875%, due 6/27/13                  909,759         554,953
Univar, Inc.
  Opco Term Loan
  3.31%, due 10/10/14                1,893,068       1,612,263
                                                 -------------
                                                    17,117,635
                                                 -------------

CONTAINERS, PACKAGING & GLASS 3.6%
Berry Plastics Corp.
  Term Loan C
  2.321%, due 4/3/15                   774,613         657,991
Crown Americas LLC
  Term B Dollar Loan
  2.069%, due 11/15/12               1,940,000       1,862,400
 v  Graham Packaging Company,
  L.P.
  New Term Loan B
  2.617%, due 10/7/11                  237,248         224,920
  Term Loan C
  6.75%, due 4/5/14                  3,371,708       3,325,347
 v  Graphic Packaging
  International, Inc.
  Term Loan B
  3.03%, due 5/16/14                 1,901,085       1,765,368
  Term Loan C
  3.749%, due 5/16/14                1,499,655       1,415,300
Smurfit-Stone Container
  Enterprises, Inc.
  Tranche B Term Loan
  2.63%, due 11/1/11 (d)               102,229          92,687
  Tranche C Term Loan
  2.63%, due 11/1/11 (d)               192,685         174,861
  Tranche C1 Term Loan
  2.63%, due 11/1/11 (d)                58,257          52,868
  Canadian Revolver
  2.911%, due 11/1/09 (d)              148,437         133,593
  Revolver
  3.232%, due 11/2/09 (d)              447,544         402,789
  Offering Credit Link
  Deposit
  4.50%, due 11/1/10 (d)                89,830          81,446



M-140    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
CONTAINERS, PACKAGING & GLASS (CONTINUED)
Solo Cup Co.
  Term Loan B1
  4.822%, due 2/27/11               $1,006,393   $     994,442
                                                 -------------
                                                    11,184,012
                                                 -------------

DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS & MINERALS 1.9%
Boise Paper Holdings, LLC
  Term Loan B
  5.75%, due 2/22/14                 2,200,000       2,112,785
 v  Georgia-Pacific Corp.
  Term Loan B
  2.315%, due 12/20/12                 436,213         410,288
  New Term Loan B
  2.557%, due 12/20/12               3,601,522       3,387,476
                                                 -------------
                                                     5,910,549
                                                 -------------

DIVERSIFIED/CONGLOMERATE MANUFACTURING 0.8%
Goodyear Engineered Products
  Delayed Draw Term Loan
  2.58%, due 7/31/14                   123,125          80,237
  Term Loan B
  2.58%, due 7/31/14                   859,688         560,230
Mueller Water Products, Inc.
  Term Loan
  6.384%, due 5/24/14                1,921,689       1,691,086
                                                 -------------
                                                     2,331,553
                                                 -------------

DIVERSIFIED/CONGLOMERATE SERVICE 3.4%
Affiliated Computer Services,
  Inc.
  Term Loan B
  2.308%, due 3/20/13                1,449,925       1,374,710
  1st Securities Repurchase
  Increase
  2.318%, due 3/20/13                1,732,997       1,643,098
Dealer Computer Services,
  Inc.
  1st Lien Term Loan
  2.31%, due 10/26/12                2,299,606       1,908,673
  2nd Lien Term Loan
  5.81%, due 10/26/13                  250,000         135,000
First Data Corp.
  Term Loan B1
  3.065%, due 9/24/14                1,950,038       1,457,654
SunGard Data Systems, Inc.
  Incremental Term Loan
  2.463%, due 2/28/14                2,904,254       2,686,435
VeriFone, Inc.
  Term Loan B
  3.06%, due 10/31/13                  682,500         614,250
Verint Systems, Inc.
  Term Loan B
  3.568%, due 5/25/14 (c)              932,172         773,703
                                                 -------------
                                                    10,593,523
                                                 -------------

ECOLOGICAL 1.8%
Big Dumpster Merger Sub, Inc.
  Delayed Draw Term Loan B
  2.56%, due 2/5/13 (c)                279,149         151,439
  Term Loan B
  2.56%, due 2/5/13 (c)                662,980         359,666
Duratek, Inc.
  Term Loan B
  2.57%, due 6/7/13                    844,982         783,721
EnergySolutions LLC
  Synthetic Letter of Credit
  2.57%, due 6/7/13                    117,393         109,176
  Term Loan
  2.57%, due 6/7/13                  1,761,204       1,633,517
IESI Corp.
  Term Loan
  2.071%, due 1/20/12                2,000,000       1,840,000
Synagro Technologies, Inc.
  Term Loan B
  2.32%, due 4/2/14                    980,000         749,700
                                                 -------------
                                                     5,627,219
                                                 -------------

ELECTRONICS 0.6%
Flextronics International,
  Ltd.
  Term Loan B
  3.458%, due 10/1/12                  982,500         862,144
Freescale Semiconductor, Inc.
  Term Loan B
  2.07%, due 11/29/13                1,453,642       1,056,797
                                                 -------------
                                                     1,918,941
                                                 -------------

FINANCE 1.5%
Hertz Corp. (The)
  Letter of Credit
  0.609%, due 12/21/12                 221,464         203,114
  Tranche B Term Loan
  2.075%, due 12/21/12               1,209,539       1,109,320
MSCI, Inc.
  Term Loan
  3.081%, due 11/20/14                 987,469         943,033
Rental Services Corp.
  1st Lien Term Loan
  4.00%, due 11/30/12                2,436,137       2,015,903
  2nd Lien Term Loan
  4.479%, due 11/30/13                 397,920         304,409
                                                 -------------
                                                     4,575,779
                                                 -------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-141

                                     PRINCIPAL
                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
GROCERY 1.7%
Giant Eagle, Inc.
  Term Loan
  2.683%, due 11/7/12 (c)           $  426,510   $     383,859
Roundy's Supermarkets, Inc.
  Tranche B Term Loan
  3.071%, due 11/3/11                2,203,108       2,090,199
SUPERVALU, Inc.
  Term Loan A
  1.185%, due 6/2/11                 1,795,415       1,710,133
  Term Loan B
  1.56%, due 6/1/12                    994,851         940,962
                                                 -------------
                                                     5,125,153
                                                 -------------

HEALTHCARE, EDUCATION & CHILDCARE 10.6%
Accellent, Inc.
  Term Loan
  3.174%, due 11/22/12                 466,136         410,200
AGA Medical Corp.
  Tranche B Term Loan
  2.675%, due 4/28/13 (c)              916,105         771,818
Alliance Imaging, Inc.
  Tranche C1 Term Loan
  3.438%, due 12/29/11                 389,245         374,405
AMR HoldCo, Inc.
  Term Loan
  2.318%, due 2/10/12                  808,916         751,281
Bausch and Lomb, Inc.
  Delayed Draw Term Loan
  3.316%, due 4/24/15 (e)              300,000         274,232
  Term Loan
  3.848%, due 4/24/15                1,576,000       1,440,633
Biomet, Inc.
  Term Loan B
  3.58%, due 3/25/15                 2,952,387       2,752,764
Community Health Systems,
  Inc.
  Delayed Draw Term Loan
  2.56%, due 7/25/14                   136,372         122,518
  New Term Loan B
  2.898%, due 7/25/14                2,673,159       2,401,590
DaVita, Inc.
  Tranche B1 Term Loan
  2.043%, due 10/5/12                1,767,981       1,669,637
Fresenius Medical Care
  Holdings, Inc.
  Term Loan
  1.992%, due 3/31/13                1,789,628       1,702,704
Gentiva Health Services, Inc.
  Term Loan B
  2.601%, due 3/31/13 (c)              644,022         584,450
HCA, Inc.
  Term Loan A
  2.348%, due 11/16/12                 786,063         712,616
  Term Loan B
  2.848%, due 11/18/13               1,338,986       1,206,575
 v  Health Management
  Associates, Inc.
  Term Loan B
  2.348%, due 2/28/14                3,739,541       3,286,705
HealthSouth Corp.
  Term Loan B
  2.57%, due 3/11/13                 1,022,207         953,938
Invitrogen Corp.
  Term Loan B
  5.25%, due 11/20/15                  994,987         993,918
LifePoint Hospitals, Inc.
  Term Loan B
  2.295%, due 4/16/12                  706,943         669,697
Mylan Laboratories, Inc.
  Term Loan B
  3.815%, due 10/2/14                2,910,000       2,803,299
Quintiles Transnational Corp.
  Term Loan B
  2.491%, due 3/31/13                  965,083         900,744
Royalty Pharma Finance Trust
  Term Loan B
  2.848%, due 4/16/13                2,975,675       2,838,050
Rural/Metro Operating Co. LLC
  LC Facility Deposits
  0.19%, due 3/4/11                    411,765         397,353
Select Medical Corp.
  Term Loan B
  2.717%, due 2/24/12                  955,094         896,993
Sun Healthcare Group, Inc.
  Synthetic Letter of Credit
  0.498%, due 4/21/14                  275,862         242,069
  Term Loan B
  3.116%, due 4/21/14                1,316,951       1,155,624
Vanguard Health Holding Co.
  LLC
  Replacement Term Loan
  2.56%, due 9/23/11                   963,149         917,400
Warner Chilcott Corp.
  Tranche C Term Loan
  2.31%, due 1/18/12                   323,658         311,197
  Tranche B Term Loan
  2.472%, due 1/18/12                1,051,518       1,011,034
                                                 -------------
                                                    32,553,444
                                                 -------------



M-142    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
HOME AND OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
  PRODUCTS 1.0%
Jarden Corp.
  Term Loan B2
  2.348%, due 1/24/12               $  595,297   $     563,300
Simmons Bedding Co.
  Tranche D Term Loan
  10.50%, due 12/19/11 (d)           2,764,482       2,501,856
                                                 -------------
                                                     3,065,156
                                                 -------------

HOTELS, MOTELS, INNS & GAMING 1.8%
Las Vegas Sands, Inc.
  Delayed Draw Term Loan
  2.06%, due 5/23/14                 2,485,310       1,745,154
  Term Loan B
  2.06%, due 5/23/14                   747,916         525,178
 v  Penn National Gaming,
  Inc.
  Term Loan B
  2.103%, due 10/3/12                3,428,562       3,280,705
                                                 -------------
                                                     5,551,037
                                                 -------------

LEISURE, AMUSEMENT, MOTION PICTURES & ENTERTAINMENT 3.7%
AMC Entertainment, Inc.
  Term Loan
  1.811%, due 1/28/13                1,962,416       1,804,604
Bombardier Recreational
  Products, Inc.
  Term Loan
  3.672%, due 6/28/13 (c)            1,367,089         970,633
Cedar Fair, L.P.
  U.S. Term Loan
  2.31%, due 8/30/12                 1,904,881       1,775,826
Cinemark USA, Inc.
  Term Loan
  2.237%, due 10/5/13                1,945,000       1,832,468
Easton-Bell Sports, Inc.
  Tranche B Term Loan
  2.85%, due 3/16/12                   916,188         833,731
Metro-Goldwyn-Mayer Studios,
  Inc.
  Tranche B Term Loan
  3.56%, due 4/8/12                    967,500         531,319
Regal Cinemas Corp.
  Term Loan
  4.348%, due 10/27/13               2,684,269       2,606,677
Six Flags Theme Parks, Inc.
  Tranche B Term Loan
  3.366%, due 4/30/15 (d)              982,500         921,445
                                                 -------------
                                                    11,276,703
                                                 -------------

MACHINERY (NON-AGRICULTURE, NON-CONSTRUCT & NON-ELECTRONIC)
  2.3%
Baldor Electric Co.
  Term Loan B
  5.25%, due 1/31/14                 1,500,000       1,445,894
Gleason Corp.
  1st Lien Term Loan
  2.688%, due 6/30/13 (c)              920,750         851,694
Manitowoc Co., Inc. (The)
  Term Loan B
  7.50%, due 11/6/14                 2,492,500       2,241,174
RBS Global, Inc.
  Term Loan B2
  2.313%, due 7/19/13                2,046,160       1,716,217
  Term Loan B
  3.309%, due 7/19/13                  934,426         794,262
                                                 -------------
                                                     7,049,241
                                                 -------------

MINING, STEEL, IRON & NON-PRECIOUS METALS 1.3%
Aleris International, Inc.
  German C1
  4.25%, due 12/19/13 (d)              626,348         316,305
  Term Loan B1
  4.25%, due 12/19/13 (d)              449,287          29,204
  DIP Term Loan
  5.50%, due 2/15/10 (e)               329,752         308,318
  Roll-Up DIP Term Loan
  12.50%, due 2/15/10                  912,790         316,434
Novelis, Inc.
  New Canadian Term Loan
  2.31%, due 7/6/14                  1,143,913         994,252
  New U.S. Term Loan
  2.444%, due 7/6/14                 1,296,287       1,126,690
Walter Industries, Inc.
  Term Loan
  2.591%, due 10/3/12                  934,848         846,037
                                                 -------------
                                                     3,937,240
                                                 -------------

OIL & GAS 1.6%
Dresser, Inc.
  Term Loan
  3.104%, due 5/4/14                 1,202,789       1,086,720
  2nd Lien Term Loan
  6.068%, due 5/4/15                   800,000         563,000
Energy Transfer Equity L.P.
  Term Loan B
  2.706%, due 11/1/12                2,000,000       1,888,572
IFM Colonial Pipeline 2 LLC
  Term Loan B
  2.66%, due 2/27/12                   987,360         967,613
Targa Resources, Inc.
  Synthetic Letter of Credit
  0.473%, due 10/31/12                 291,106         278,006


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-143

                                     PRINCIPAL
                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
OIL & GAS (CONTINUED)
Targa Resources, Inc. (continued)
  Term Loan
  2.312%, due 10/31/12              $  500,630   $     478,102
                                                 -------------
                                                     4,699,013
                                                 -------------

PERSONAL & NONDURABLE CONSUMER PRODUCTS 1.1%
ACCO Brands Corp.
  U.S. Term Loan
  7.75%, due 8/17/12                   616,750         509,847
JohnsonDiversey, Inc.
  New Term Loan B
  3.016%, due 12/16/11               1,423,051       1,375,023
Mega Bloks, Inc.
  Term Loan B
  9.75%, due 7/26/12 (c)               962,500         336,875
Visant Corp.
  Term Loan C
  2.637%, due 12/21/11               1,197,540       1,152,632
                                                 -------------
                                                     3,374,377
                                                 -------------

PERSONAL TRANSPORTATION 0.3%
United Airlines, Inc.
  Term Loan B
  2.331%, due 2/1/14                 1,397,422         812,834
                                                 -------------

PERSONAL, FOOD & MISCELLANEOUS SERVICES 1.0%
Aramark Corp.
  Synthetic Letter of Credit
  0.311%, due 1/27/14                  192,331         176,491
  Term Loan
  2.473%, due 1/27/14                3,068,212       2,815,511
                                                 -------------
                                                     2,992,002
                                                 -------------

PRINTING & PUBLISHING 3.7%
Cenveo Corp.
  Delayed Draw Term Loan
  5.109%, due 6/21/13                   26,296          24,521
  Term Loan C
  5.109%, due 6/21/13                1,742,354       1,624,745
Dex Media East LLC
  Replacement Term Loan
  2.685%, due 10/24/14 (d)             767,316         587,819
Hanley Wood LLC
  New Term Loan B
  2.568%, due 3/8/14                   666,659         243,997
Idearc, Inc.
  Term Loan B
  6.83%, due 11/17/14 (d)            1,882,082         799,885
Lamar Media Corp.
  Series E
  5.50%, due 3/31/13                   987,500         968,984
  Series F
  5.50%, due 3/31/14                 1,995,000       1,955,100
MediaNews Group, Inc.
  Term Loan C
  6.81%, due 8/2/13                    360,513          67,296
Merrill Communications LLC
  Term Loan
  3.347%, due 12/24/12               1,936,342       1,365,121
New Publishing Acquisition,
  Inc.
  Tranche B Term Loan
  5.21%, due 8/5/12                  1,101,395         302,884
Nielsen Finance LLC
  Dollar Term Loan
  2.321%, due 8/9/13                 2,142,546       1,924,126
Penton Media, Inc.
  Term Loan B
  3.22%, due 2/1/13 (c)              1,221,875         748,399
R.H. Donnelley, Inc.
  Tranche D2 Term Loan
  6.75%, due 6/30/11 (d)               827,825         646,531
                                                 -------------
                                                    11,259,408
                                                 -------------

RETAIL STORE 2.4%
Eye Care Centers of America,
  Inc.
  Term Loan B
  3.017%, due 3/1/12 (c)               782,931         688,979
Michaels Stores, Inc.
  New Term Loan B
  2.676%, due 10/31/13               2,204,774       1,744,834
Neiman Marcus Group, Inc.
  (The)
  Term Loan B
  2.509%, due 4/6/13                 1,564,565       1,172,554
Pantry, Inc. (The)
  Delayed Draw Term Loan B
  1.81%, due 5/15/14                   208,181         191,787
  Term Loan B
  1.81%, due 5/15/14                   723,100         666,155
Petco Animal Supplies, Inc.
  Term Loan B
  2.847%, due 10/25/13               2,038,528       1,903,111
Yankee Candle Co., Inc. (The)
  Term Loan B
  2.31%, due 2/6/14                  1,311,689       1,167,404
                                                 -------------
                                                     7,534,824
                                                 -------------



M-144    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
TELECOMMUNICATIONS 1.4%
Intelsat Corp.
  Term Loan B2-A
  2.819%, due 1/3/14                $  487,599   $     442,844
  Term Loan B2-B
  2.819%, due 1/3/14                   487,451         442,710
  Term Loan B2-C
  2.819%, due 1/3/14                   487,451         442,709
MetroPCS Wireless, Inc.
  Term Loan B
  3.045%, due 11/4/13                2,984,655       2,835,049
                                                 -------------
                                                     4,163,312
                                                 -------------

TEXTILES & LEATHER 0.5%
Springs Windows Fashions LLC
  Term Loan B
  3.375%, due 12/31/12 (c)             434,582         269,441
St. Johns Knits
  International, Inc.
  Term Loan B
  9.00%, due 3/23/12 (c)               945,993         662,195
William Carter Co. (The)
  Term Loan
  1.912%, due 7/14/12                  727,263         690,900
                                                 -------------
                                                     1,622,536
                                                 -------------

UTILITIES 7.2%
AES Corp.
  Term Loan
  5.081%, due 8/10/11                1,000,000         974,167
Bosque Power Co. LLC
  Term Loan
  7.025%, due 1/16/15                  496,429         412,036
BRSP LLC
  Term Loan B
  7.50%, due 6/24/14                   600,000         580,500
Calpine Corp.
  1st Priority Term Loan
  3.475%, due 3/29/14                2,989,899       2,640,248
Coleto Creek Power, L.P.
  Synthetic Letter of Credit
  0.498%, due 6/28/13                  579,618         492,675
  Term Loan
  3.266%, due 6/28/13                1,118,149         950,427
Covanta Energy Corp.
  Funded Letter of Credit
  0.08%, due 2/10/14                   494,845         461,753
  Term Loan B
  1.857%, due 2/10/14                  982,539         916,831
Dynegy Holdings, Inc.

  Synthetic Letter of Credit
  1.81%, due 4/2/13                  2,425,532       2,169,502
  Term Loan B
  1.81%, due 4/2/13                     73,165          65,442

InfrastruX Group, Inc.
  Delayed Draw Term Loan
  4.56%, due 11/5/12                 1,741,842       1,527,015
KGen LLC
  1st Lien Term Loan
  2.063%, due 2/10/14                  457,031         411,328
  Synthetic Letter of Credit
  2.375%, due 2/8/14                   281,250         253,125
Mackinaw Power Holdings LLC
  Term Loan B
  2.528%, due 6/22/15 (c)            1,448,980       1,304,082
Mirant North America LLC
  Term Loan
  2.06%, due 1/3/13                    692,384         648,331
NRG Energy, Inc.
  Term Loan B
  2.016%, due 2/1/13                 1,882,096       1,767,032
  Synthetic Letter of Credit
  2.348%, due 2/1/13                 1,007,587         945,987
TPF Generation Holdings LLC
  Synthetic Letter of Credit
  0.498%, due 12/15/13                 301,388         282,300
Synthetic Revolver
  2.10%, due 12/15/11                   94,479          88,495
  Term Loan B
  2.31%, due 12/15/13                  858,063         803,720
  2nd Lien Term Loan C
  4.56%, due 12/15/14                  500,000         408,334
TPF II LC LLC
  Term Loan B
  3.06%, due 10/15/14 (c)              863,345         794,277
TXU Corp.
  Term Loan B2
  3.821%, due 10/10/14                 970,063         691,534
  Term Loan B3
  3.821%, due 10/10/14               1,979,962       1,410,970
USPF Holdings LLC
  Term Loan
  2.068%, due 4/11/14 (c)            1,098,867       1,010,958
  Synthetic Letter of Credit
  2.348%, due 4/11/14 (c)              300,000         276,000
                                                 -------------
                                                    22,287,069
                                                 -------------
Total Floating Rate Loans
  (Cost $280,460,921)                              248,708,536
                                                 -------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-145

                                     PRINCIPAL
                                        AMOUNT          VALUE
FOREIGN FLOATING RATE LOANS 4.1% (b)
--------------------------------------------------------------

BROADCASTING & ENTERTAINMENT 0.9%
UPC Broadband Holding B.V.
  Term Loan N
  2.065%, due 12/31/14              $1,296,576   $   1,196,415
  Term Loan T
  3.815%, due 12/31/16               1,703,424       1,617,188
                                                 -------------
                                                     2,813,603
                                                 -------------

CHEMICALS, PLASTICS & RUBBER 0.6%
Brenntag Holding GmbH and Co.
  Acquisition Term Loan
  2.38%, due 1/20/14                   386,233         353,403
  Term Loan B2
  3.138%, due 1/20/14                1,598,924       1,463,015
                                                 -------------
                                                     1,816,418
                                                 -------------

FINANCE 0.4%
Ashtead Group PLC
  Term Loan
  2.125%, due 8/31/11                1,368,000       1,258,560
                                                 -------------

HOME AND OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
  PRODUCTS 0.1%
Sunbeam Corp. (Canada), Ltd.
  Term Loan
  2.348%, due 1/24/12                  264,683         249,464
                                                 -------------

PRINTING & PUBLISHING 0.5%

Yell Group PLC
  Term Loan B1
  3.31%, due 10/26/12                2,500,000       1,479,168
                                                 -------------


RETAIL STORE 0.4%
Dollarama Group, L.P
  Replacement Term Loan B
  2.789%, due 11/18/11               1,451,389       1,396,962
                                                 -------------

TELECOMMUNICATIONS 1.2%
Intelsat Subsidiary Holding
  Co.
  Tranche B Term Loan
  2.819%, due 7/3/13                   956,512         890,581
Telesat Canada
  U.S. Delayed Draw Term Loan
  3.31%, due 10/31/14                  155,879         144,448
  U.S. Term Loan B
  3.31%, due 10/31/14                2,814,882       2,608,458
                                                 -------------
                                                     3,643,487
                                                 -------------
Total Foreign Floating Rate
  Loans
  (Cost $14,399,686)                                12,657,662
                                                 -------------

YANKEE BONDS 0.5% (f)
--------------------------------------------------------------

MINING 0.5%
Teck Resources, Ltd.
  9.75%, due 5/15/14 (a)               533,000         551,655
  10.25%, due 5/15/16 (a)              533,000         558,318
  10.75%, due 5/15/19 (a)              533,000         572,975
                                                 -------------
                                                     1,682,948
                                                 -------------
Total Yankee Bonds
  (Cost $1,519,277)                                  1,682,948
                                                 -------------
Total Long-Term Investments
  (Cost $313,121,250)                              279,999,926
                                                 -------------

SHORT-TERM INVESTMENTS 14.3%
--------------------------------------------------------------

COMMERCIAL PAPER 6.5%
Abbot Laboratories
  0.18%, due 7/9/09 (a)(g)           3,257,000       3,256,870
Danaher Corp.
  0.20%, due 7/22/09 (a)(g)          2,000,000       1,999,767
NSTAR Electric Co.
  0.15%, due 7/27/09 (g)             3,600,000       3,599,610
Paccar Financial Corp.
  0.20%, due 7/2/09 (g)              3,000,000       2,999,983
Parker-hannifin Corp.
  0.20%, due 7/13/09 (a)(g)          2,000,000       1,999,867
Siemens Capital Co. LLC
  0.18%, due 7/17/09 (a)(g)          4,431,000       4,430,645
Southern Co. Funding Corp.
  0.20%, due 7/27/09 (a)(g)          1,721,000       1,720,751
                                                 -------------
Total Commercial Paper
  (Cost $20,007,493)                                20,007,493
                                                 -------------

REPURCHASE AGREEMENT 1.9%
State Street Bank and Trust
  Co.
  0.01%, dated 6/30/09
  due 7/1/09
  Proceeds at Maturity
  $5,918,912 (Collateralized
  by a United States Treasury
  Bill with a rate of 0.10%
  and a maturity date of
  8/6/09, with a Principal
  Amount of $6,040,000 and a
  Market Value of $6,039,396)        5,918,910       5,918,910
                                                 -------------
Total Repurchase Agreement
  (Cost $5,918,910)                                  5,918,910
                                                 -------------

U.S. GOVERNMENT & FEDERAL AGENCIES 5.9%
Federal Home Loan Bank
  (Discount Notes)
  0.10%, due 7/6/09 (g)              4,380,000       4,379,939
  0.16%, due 8/5/09 (g)              3,000,000       2,999,533



M-146    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
Federal National Mortgage
  Association (Discount Note)
  0.15%, due 7/20/09 (g)            $1,000,000   $     999,921
United States Treasury Bills
  0.11%, due 8/13/09 (g)             1,979,000       1,978,740
  0.12%, due 7/30/09 (g)             5,000,000       4,999,517
  0.126%, due 7/30/09 (g)            2,844,000       2,843,713
                                                 -------------
Total U.S. Government &
  Federal Agencies
  (Cost $18,201,363)                                18,201,363
                                                 -------------
Total Short-Term Investments
  (Cost $44,127,766)                                44,127,766
                                                 -------------
Total Investments
  (Cost $357,249,016) (h)                105.3%    324,127,692
Liabilities in Excess of
  Cash and Other Assets                   (5.3)    (16,449,064)
                                         -----    ------------
Net Assets                               100.0%  $ 307,678,628
                                         =====    ============






(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Floating Rate Loan--generally pays
     interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at June 30, 2009. Floating Rate Loans are generally considered restrictive in that the
     Portfolio is ordinarily contractually
     obligated to receive consent from the
     Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.
(c) Illiquid security. The total market value of these securities at June 30, 2009 is $13,071,912, which represents 4.2% of the Portfolio's net assets.
(d)  Issue in default.
(e) This security has additional commitments and contingencies. Principal amount and value exclude unfunded commitment.
(f)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(g)  Interest rate presented is yield to
     maturity.
(h)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes. Net unrealized depreciation is as follows:



Gross unrealized appreciation      $  2,196,500
Gross unrealized depreciation       (35,317,824)
                                   ------------
Net unrealized depreciation        $(33,121,324)
                                   ============



The following is a list of the inputs used as of June 30, 2009 for valuing the Portfolio's assets.

ASSET VALUATION INPUTS


                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE    SIGNIFICANT
                                                MARKETS FOR          OTHER     SIGNIFICANT
                                                  IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                     ASSETS         INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
Long-Term Investments
Corporate Bonds
  Chemicals                                      $       --   $  1,882,000             $--    $  1,882,000
  Commercial Services                                    --      1,970,000              --       1,970,000
  Entertainment                                          --        592,500              --         592,500
  Health Care--Services                                  --        784,000              --         784,000
  Lodging                                                --      2,412,300              --       2,412,300
  Media                                                  --        680,750              --         680,750
  Packaging & Containers                                 --      4,521,980              --       4,521,980
  Printing & Publishing                                  --        694,750              --         694,750
  Telecommunications                                     --      3,412,500              --       3,412,500
                                                 ----------   ------------             ---    ------------
Total Corporate Bonds                                    --     16,950,780              --      16,950,780
                                                 ----------   ------------             ---    ------------
Floating Rate Loans
  Aerospace & Defense                                    --     10,852,343              --      10,852,343
  Automobile                                             --      9,144,970              --       9,144,970
  Beverage, Food & Tobacco                               --     13,400,723              --      13,400,723
  Broadcasting & Entertainment                           --     23,390,710              --      23,390,710
  Buildings & Real Estate                                --      4,794,230              --       4,794,230
  Chemicals, Plastics & Rubber                           --     17,117,635              --      17,117,635
  Containers, Packaging & Glass                          --     11,184,012              --      11,184,012


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-147

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE    SIGNIFICANT
                                                MARKETS FOR          OTHER     SIGNIFICANT
                                                  IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                     ASSETS         INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
  Diversified Natural Resources, Precious
     Metals & Minerals                                  $--   $  5,910,549             $--    $  5,910,549
  Diversified/Conglomerate Manufacturing                 --      2,894,553              --       2,894,553
  Diversified/Conglomerate Service                       --     10,593,523              --      10,593,523
  Ecological                                             --      5,627,219              --       5,627,219
  Electronics                                            --      1,918,941              --       1,918,941
  Finance                                                --      4,575,779              --       4,575,779
  Grocery                                                --      5,125,153              --       5,125,153
  Healthcare, Education & Childcare                      --     32,553,444              --      32,553,444
  Home and Office Furnishings, Housewares &
     Durable Consumer Products                           --      3,065,156              --       3,065,156
  Hotels, Motels, Inns & Gaming                          --      5,551,037              --       5,551,037
  Leisure, Amusement, Motion Pictures &
     Entertainment                                       --     11,276,703              --      11,276,703
  Machinery                                              --      4,808,067              --       4,808,067
  Machinery (Non-Agriculture, Non-Construct &
     Non-Electronic)                                     --      2,241,174              --       2,241,174
  Mining, Steel, Iron & Non-Precious Metals              --      3,937,240              --       3,937,240
  Oil & Gas                                              --      4,699,013              --       4,699,013
  Personal & Nondurable Consumer Products                --      3,374,377              --       3,374,377
  Personal Transportation                                --        812,834              --         812,834
  Personal, Food & Miscellaneous Services                --      2,992,002              --       2,992,002
  Printing & Publishing                                  --     11,259,408              --      11,259,408
  Retail Store                                           --      7,534,824              --       7,534,824
  Telecommunications                                     --      4,163,312              --       4,163,312
  Textiles & Leather                                     --      1,622,536              --       1,622,536
  Utilities                                              --     22,287,069              --      22,287,069
                                                 ----------   ------------             ---    ------------
Total Floating Rate Loans                                --    248,708,536              --     248,708,536
                                                 ----------   ------------             ---    ------------
Foreign Floating Rate Loans
  Broadcasting & Entertainment                           --      1,617,188              --       1,617,188
  Chemicals, Plastics & Rubber                           --      1,816,418              --       1,816,418
  Finance                                                --      1,258,560              --       1,258,560
  Home and Office Furnishings, Housewares &
     Durable Consumer Products                           --        249,464              --         249,464
  Printing & Publishing                                  --      2,675,583              --       2,675,583
  Retail Store                                           --      1,396,962              --       1,396,962
  Telecommunications                                     --      3,643,487              --       3,643,487
                                                 ----------   ------------             ---    ------------
Total Foreign Floating Rate Loans                        --     12,657,662              --      12,657,662
                                                 ----------   ------------             ---    ------------
Yankee Bonds
  Mining                                                 --      1,682,948              --       1,682,948
                                                 ----------   ------------             ---    ------------
Total Yankee Bonds                                       --      1,682,948              --       1,682,948
                                                 ----------   ------------             ---    ------------
Total Long-Term Investments                              --    279,999,926              --     279,999,926
                                                 ----------   ------------             ---    ------------
Short-Term Investments
  Commercial Paper                                       --     20,007,493              --      20,007,493
  Repurchase Agreement                                   --      5,918,910              --       5,918,910
  U.S. Government & Federal Agencies                     --     18,201,363              --      18,201,363
                                                 ----------   ------------             ---    ------------
Total Short-Term Investments                             --     44,127,766              --      44,127,766
                                                 ----------   ------------             ---    ------------
TOTAL                                                   $--   $324,127,692             $--    $324,127,692
                                                 ==========   ============             ===    ============




The Portfolio did not hold other financial instruments as of June 30, 2009.

At June 30, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



M-148    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $357,249,016)     $324,127,692
Cash                                      329,838
Receivables:
  Interest                                998,654
  Fund shares sold                        439,928
Other assets                                2,404
                                     ------------
  Total assets                        325,898,516
                                     ------------

LIABILITIES:
Unrealized depreciation on unfunded
  commitments                               4,690
Payables:
  Investment securities purchased      17,844,032
  Manager (See Note 3)                    145,325
  Professional fees                        56,816
  Shareholder communication                54,440
  NYLIFE Distributors (See Note 3)         45,993
  Fund shares redeemed                     26,661
  Custodian                                 2,376
  Directors                                 1,896
Accrued expenses                           37,659
                                     ------------
     Total liabilities                 18,219,888
                                     ------------
Net assets                           $307,678,628
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    366,096
Additional paid-in capital            353,874,879
                                     ------------
                                      354,240,975
Accumulated undistributed net
  investment income                        70,489
Accumulated net realized loss on
  investments                         (13,506,822)
Net unrealized depreciation on
  investments                         (33,121,324)
Net unrealized depreciation on
  unfunded commitments                     (4,690)
                                     ------------
Net assets                           $307,678,628
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 76,242,752
                                     ============
Shares of capital stock outstanding     9,071,870
                                     ============
Net asset value per share
  outstanding                        $       8.40
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $231,435,876
                                     ============
Shares of capital stock outstanding    27,537,703
                                     ============
Net asset value per share
  outstanding                        $       8.40
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-149

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $ 5,585,079
                                      -----------
EXPENSES:
  Manager (See Note 3)                    738,488
  Distribution and service--Service
     Class (See Note 3)                   230,538
  Professional fees                        50,121
  Shareholder communication                28,361
  Custodian                                10,475
  Directors                                 6,250
  Miscellaneous                            14,954
                                      -----------
     Total expenses                     1,079,187
                                      -----------
Net investment income                   4,505,892
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments       (2,074,257)
Net change in unrealized
  depreciation on investments and
  unfunded commitments                 49,092,636
                                      -----------
Net realized and unrealized gain on
  investments and unfunded
  commitments                          47,018,379
                                      -----------
Net increase in net assets resulting
  from
  operations                          $51,524,271
                                      ===========






M-150    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  4,505,892   $  14,224,275
 Net realized loss on
  investments                    (2,074,257)    (10,247,589)
 Net change in unrealized
  depreciation on investments
  and unfunded commitments       49,092,636     (68,610,464)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     51,524,271     (64,633,778)
                               ----------------------------

Dividends to shareholders:
 From net investment income:
    Initial Class                (1,176,156)     (3,123,347)
    Service Class                (3,259,247)    (11,121,362)
                               ----------------------------
 Total dividends to
  shareholders                   (4,435,403)    (14,244,709)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         70,493,032      38,702,743
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       4,435,403      14,244,709
 Cost of shares redeemed        (17,071,869)   (106,868,019)
                               ----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                57,856,566     (53,920,567)
                               ----------------------------
    Net increase (decrease)
     in net assets              104,945,434    (132,799,054)

NET ASSETS:
Beginning of period             202,733,194     335,532,248
                               ----------------------------
End of period                  $307,678,628   $ 202,733,194
                               ============================
Accumulated undistributed net
 investment income at end of
 period                        $     70,489   $          --
                               ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-151

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                        INITIAL CLASS
                            --------------------------------------------------------------------
                                SIX MONTHS                                         MAY 2, 2005**
                                   ENDED                                              THROUGH
                                 JUNE 30,            YEAR ENDED DECEMBER 31,        DECEMBER 31,

                            --------------------------------------------------------------------
                                   2009*            2008       2007       2006          2005
Net asset value at
  beginning of period             $  6.93         $  9.47    $  9.86    $  9.91       $ 10.00
                                  -------         -------    -------    -------       -------
Net investment income                0.14            0.46       0.64       0.62          0.32
Net realized and
  unrealized gain (loss)
  on investments                     1.47           (2.54)     (0.39)     (0.05)        (0.09)
                                  -------         -------    -------    -------       -------
Total from investment
  operations                         1.61           (2.08)      0.25       0.57          0.23
                                  -------         -------    -------    -------       -------
Less dividends:
  From net investment
     income                         (0.14)          (0.46)     (0.64)     (0.62)        (0.32)
                                  -------         -------    -------    -------       -------
Net asset value at end of
  period                          $  8.40         $  6.93    $  9.47    $  9.86       $  9.91
                                  =======         =======    =======    =======       =======
Total investment return             23.53%(a)      (22.77%)     2.60%      5.99%         2.10%(a)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income              3.84%++         5.29%      6.57%      6.37%         4.76%++
  Net expenses                       0.69%++         0.69%      0.67%      0.70%         0.84%++
Portfolio turnover rate                 5%              7%         9%         6%           11%
Net assets at end of
  period (in 000's)               $76,243         $52,378    $55,132    $51,569       $25,060




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Total return is not annualized.





M-152    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            SERVICE CLASS
---------------------------------------------------------------------
      SIX MONTHS                                        MAY 2, 2005**
         ENDED                                             THROUGH
       JUNE 30,          YEAR ENDED DECEMBER 31,         DECEMBER 31,

      ---------------------------------------------------------------
         2009*        2008        2007        2006           2005
       $   6.93     $   9.47    $   9.86    $   9.91       $ 10.00
       --------     --------    --------    --------       -------
           0.13         0.44        0.61        0.60          0.31
           1.47        (2.54)      (0.39)      (0.05)        (0.09)
       --------     --------    --------    --------       -------
           1.60        (2.10)       0.22        0.55          0.22
       --------     --------    --------    --------       -------

          (0.13)       (0.44)      (0.61)      (0.60)        (0.31)
       --------     --------    --------    --------       -------
       $   8.40     $   6.93    $   9.47    $   9.86       $  9.91
       ========     ========    ========    ========       =======
          23.38%(a)   (22.97%)      2.34%       5.73%         1.91%(a)

           3.59%++      5.09%       6.32%       6.12%         4.51%++
           0.94%++      0.94%       0.92%       0.95%         1.09%++
              5%           7%          9%          6%           11%
       $231,436     $150,355    $280,400    $232,856       $92,528




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-153

MAINSTAY VP GOVERNMENT PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             -0.63%        7.57%         5.12%         5.56%




                                            (After Portfolio operating expenses)

                                                         BARCLAYS CAPITAL
                                      MAINSTAY VP         U.S. GOVERNMENT
                                 GOVERNMENT PORTFOLIO       BOND INDEX
                                 --------------------    ----------------
06/30/99                                 10000                 10000
                                         10452                 10501
                                         11461                 11586
                                         12386                 12606
                                         13515                 14035
                                         13379                 13845
                                         14189                 14766
                                         14108                 14594
                                         14855                 15405
                                         15966                 16897
06/30/09                                 17175                 18018





SERVICE CLASS(2)                                                  AS OF 6/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             -0.75%        7.30%         4.85%         5.29%



                                            (After Portfolio operating expenses)

                                                         BARCLAYS CAPITAL
                                      MAINSTAY VP         U.S. GOVERNMENT
                                 GOVERNMENT PORTFOLIO       BOND INDEX
                                 --------------------    ----------------
06/30/99                                 10000                 10000
                                         10426                 10501
                                         11404                 11586
                                         12293                 12606
                                         13381                 14035
                                         13214                 13845
                                         13980                 14766
                                         13859                 14594
                                         14557                 15405
                                         15607                 16897
06/30/09                                 16747                 18018





 BENCHMARK PERFORMANCE                          SIX           ONE          FIVE           TEN
                                              MONTHS         YEAR          YEARS         YEARS
Barclays Capital U.S. Government Bond
Index(3)                                       -3.17%        6.63%         5.41%         6.06%
Average Lipper Variable Products General
U.S. Government Portfolio(4)                    1.81         2.93          4.29          5.30



1. Performance figures shown for the five-year and ten-year periods ended June 30, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 5.09% and 5.54% for Initial Class shares and 4.85% and 5.29% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The average Lipper variable products general U.S. government portfolio is representative of portfolios that invest primarily in U.S. government and agency issues. Lipper Inc. is an independent monitor of fund performance.



M-154    MainStay VP Government Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GOVERNMENT PORTFOLIO --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2009, to June 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2009, to June 30, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/09         6/30/09       PERIOD(1)         6/30/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $993.70         $2.67          $1,022.10         $2.71
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $992.50         $3.90          $1,020.90         $3.96
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.54% for Initial Class and 0.79% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-155

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies              86.5
Corporate Bonds                                 11.4
Short-Term Investment                            8.9
Asset-Backed Securities                          1.5
Mortgage-Backed Securities                       1.2
Municipal Bonds                                  0.3
Futures Contracts Long                           0.0
Futures Contracts Short                          0.0
Liabilities in Excess of Cash and Other
  Assets                                        (9.8)





See Portfolio of Investments on page M-159 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF JUNE 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  United States Treasury Note, 4.75%, due
        8/15/17
    2.  Government National Mortgage Association
        (Mortgage Pass-Through Securities),
        6.00%, due 7/1/36 TBA
    3.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        5.50%, due 6/1/33
    4.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        5.00%, due 5/1/36
    5.  Government National Mortgage Association
        (Mortgage Pass-Through Securities),
        6.50%, due 7/1/33 TBA
    6.  General Electric Capital Corp., 2.20%,
        due 6/8/12
    7.  Federal National Mortgage Association,
        5.375%, due 6/12/17
    8.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.50%, due 6/1/23
    9.  Overseas Private Investment Corporation,
        5.142%, due 12/15/23
   10.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        5.00%, due 2/1/36






M-156    MainStay VP Government Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY GARY GOODENOUGH AND JAMES RAMSAY, CFA, OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP GOVERNMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2009?

For the six months ended June 30, 2009, MainStay VP Government Portfolio returned -0.63% for Initial Class shares and -0.75% for Service Class shares. Both share classes underperformed the 1.81% return of the average Lipper(1) Variable Products General U.S. Government Portfolio but outperformed the -3.17% return of the Barclays Capital U.S. Government Bond Index(1) for the six months ended June 30, 2009. The Barclays Capital U.S. Government Bond Index is the Portfolio's broad-based securities-market index.

WHAT KEY FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The performance of the Portfolio relative to its peer group was slowed by several factors. First, we had positioned the Portfolio for a narrowing of the yield spread(2) between the two-year and 10-year benchmark points on the Treasury yield curve.(3) However, the yield spread widened on expectations of faster economic growth and higher inflation. Selling of intermediate-duration Treasurys to compensate for lengthening mortgage durations (because of rising interest rates) also pressured intermediate-maturity Treasury yields. Second, rising interest rates favored peer portfolios with shorter durations. And third, the Portfolio had a smaller allocation to Treasury inflation-protected securities (TIPS) than its better-performing peers during the reporting period. TIPS outperformed nominal Treasurys on renewed sponsorship. Tight yield spreads between inflation-protected and nominal Treasurys attracted investors to TIPS despite subdued inflation pressures. Rising oil prices may have reinforced the market's attraction to TIPS toward the end of the reporting period.

HOW DID THE PORTFOLIO'S DURATION(4) STRATEGY AFFECT THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio maintains an intermediate duration near 4.0 years. We fine-tune the duration around this point by first estimating the median duration of peer portfolios and then leaning the Portfolio's duration in the direction that we believe interest rates are likely to move over the near- to medium-term. We maintained a bullish interest-rate view during the reporting period and tended to keep the Portfolio's duration 0.2 years longer than our estimate of the median peer portfolio.

WHAT ECONOMIC AND MARKET FACTORS PROMPTED SIGNIFICANT DECISIONS FOR THE PORTFOLIO DURING THE REPORTING PERIOD.

The Federal Reserve formally adopted and implemented quantitative easing--or the direct purchase of securities--during the reporting period. Policymakers intended to purchase an anticipated $300 billion of longer-term Treasurys, $1.25 trillion of agency mortgage-backed securities, and $200 million of agency debt. In tandem, the Treasury expanded its liquidity facilities, such as the Term Asset-Backed Securities Loan Facility (TALF), to support the secondary markets that were crucial to consumer and business lending.

Based on the formidable size of these initiatives and the liquidity they would impart, investors expected improved trading activity in spread product (that is, securities that trade at a spread to comparable-duration Treasurys to compensate for embedded risk). Investors' tolerance for risk increased as the capital markets anticipated that fiscal stimulus measures would slow the pace of economic decline.

To take advantage of the government's actions, we maintained healthy exposures in the Portfolio to spread sectors that had the advantage of a government seal,

----------
Investments in the Portfolio are not guaranteed, even though some of the Portfolio's underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio may invest in derivatives, such as mortgage-related and asset-backed securities, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. The principal risk of mortgage dollar rolls is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by those Portfolios. The Portfolio's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3. The yield curve is a line that plots the yields of securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-157
including agency mortgage pass-throughs and federally guaranteed bank debentures. We suspected, however, that the market's sudden appetite for risk might quickly wane if a swift economic recovery was not forthcoming. With that view, we positioned the Portfolio for lower Treasury yields and a flatter yield curve.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED?

The Portfolio's sizeable commitment to short-term bank debentures guaranteed by the Federal Deposit Insurance Corporation (FDIC) was a positive contributor during the reporting period. Spreads tightened strongly and the bonds' short durations moderated the negative impact of higher Treasury yields.

We held the majority of the Portfolio's agency pass-through exposure in the center of the coupon stack (that is, coupons of 5% to 6.5%) for securities backed by 30-year mortgages. Durations of current coupons (4% to 4.5%), where the Portfolio was underweight, extended measurably as mortgage rates followed Treasury yields higher, while the steeper yield curve put a further damper on prepayments.

We kept the Portfolio's residential mortgage-backed securities exposure simple, maintaining the bulk of the holdings in agency residential pass-through securities. The Portfolio benefited by de-emphasizing collateralized mortgage obligations (CMOs) because the market preferred products with greater liquidity.

The Portfolio's bias toward a flatter yield curve, its bias toward lower Treasury yields, and its underweight position in TIPS were significant negative contributors to performance relative to the Portfolio's peers.

WHAT WERE SOME OF THE PORTFOLIO'S SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING PERIOD?

We increased the Portfolio's allocation to residential mortgage-backed securities. This move enhanced the Fund's yield while also positioning the Fund for tighter mortgage spreads as the Federal Reserve and Treasury expanded their sponsorship of the sector.

During the reporting period, we also shifted exposure from mortgage pass-throughs issued by Fannie Mae to similar coupon securities issued by Ginnie Mae. We viewed the pricing relationship of the Ginnie Mae/Fannie Mae swap as oversold. The swap had become considerably less costly on concerns about deteriorating Ginnie Mae technicals (such as too much supply and too little foreign demand) and a widening gap between Ginnie Mae and Fannie Mae prepayment rates.

The Portfolio's expanded commitment to mortgage pass-throughs aided performance as pass-through spreads tightened nearly 45 basis points to comparable-duration Treasurys during the reporting period. (A basis point is one-hundredth of a percentage point.) The Ginnie Mae/Fannie Mae spread, however, was slow to normalize and the trade modestly detracted from the Portfolio's performance.

We introduced a bias to a shallower yield-curve slope by adding exposure in the 10-year maturity segment of the curve and subtracting exposure from the two-year maturity segment. Both sides of the trade were executed using Treasury futures. The yield-curve slope steepened as the consensus economic outlook brightened, causing the trade to detract from performance.

HOW DID THE PORTFOLIO'S OTHER SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The Portfolio's allocation to agency mortgage pass-throughs increased and its exposure to U.S. Treasurys, on a market-weighted basis, decreased.

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO ITS PEERS AT THE END OF THE REPORTING PERIOD?

Relative to our estimate of the median peer portfolio, the Portfolio ended the reporting period underweight in U.S. Treasurys, especially TIPS. As of June 30, 2009, the Portfolio was overweight relative to our estimation of the median peer portfolio in agency mortgage pass-throughs, shorter-duration federally guaranteed bank debentures, and longer-duration government-owned agency debentures. The Portfolio also retains a small overweight position relative to our assessment of the median peer portfolio in asset-backed securities.

As investors became more risk tolerant and sponsorship for spread product improved, the Portfolio benefited relative to its peers from its underweight position in nominal Treasurys and from overweight positions in mortgage- and asset-backed securities. The Portfolio's overweight position in bank debentures was advantageous, but the Portfolio's overweight position in longer-duration agency debentures met resistance as the yield curve steepened.

The Portfolio was adversely affected by its underweight position in TIPS, which outperformed nominal Treasurys. In a rising interest-rate environment, the Portfolio had difficulty keeping pace with government funds that concentrate their holdings in floating-rate and/or short-duration securities.


----------

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-158    MainStay VP Government Portfolio

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2009 UNAUDITED


                                    PRINCIPAL
                                       AMOUNT              VALUE
LONG-TERM BONDS 100.9%+
ASSET-BACKED SECURITIES 1.5%
----------------------------------------------------------------

CONSUMER LOANS 0.5%
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23             $ 1,650,000      $   1,709,889
                                                   -------------

CREDIT CARDS 0.2%
Chase Issuance Trust
  Series 2006-C4, Class C4
  0.609%, due 1/15/14 (a)             855,000            748,670
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 0.4%
Massachusetts RRB Special
  Purpose Trust
  Series 2001-1, Class A
  6.53%, due 6/1/15                 1,381,639          1,487,633
                                                   -------------


HOME EQUITY 0.4%
Citicorp Residential
  Mortgage Securities,
  Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (b)             665,000            595,100
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)           1,025,000            963,462
                                                   -------------
                                                       1,558,562
                                                   -------------
Total Asset-Backed
  Securities
  (Cost $5,574,481)                                    5,504,754
                                                   -------------


CORPORATE BONDS 11.4%
----------------------------------------------------------------

BANKS 7.0%
American Express Bank FSB
  3.15%, due 12/9/11 (c)            6,450,000          6,678,594
Bank of America N.A.
  1.70%, due 12/23/10 (c)           3,870,000          3,914,722
PNC Funding Corp.
  2.30%, due 6/22/12 (c)            5,620,000          5,665,769
Regions Bank
  3.25%, due 12/9/11 (c)            7,100,000          7,366,719
Sovereign Bank
  2.75%, due 1/17/12 (c)            3,185,000          3,227,536
                                                   -------------
                                                      26,853,340
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 4.3%
 v  General Electric
  Capital Corp.
  2.20%, due 6/8/12 (c)             9,420,000          9,468,258
JPMorgan Chase & Co.
  2.125%, due 6/22/12 (c)           6,685,000          6,709,815
                                                   -------------
                                                      16,178,073
                                                   -------------

HEALTH CARE--PRODUCTS 0.1%
Beckman Coulter, Inc.
  6.00%, due 6/1/15                   315,000            330,015
                                                   -------------
Total Corporate Bonds
  (Cost $42,617,938)                                  43,361,428
                                                   -------------

MORTGAGE-BACKED SECURITIES 1.2%
----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.2%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45              1,409,551          1,401,888
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-AR6, Class
  1A1
  6.055%, due 8/25/36               1,322,490            919,168
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28(d)             530,000            353,854
GS Mortgage Securities
  Corp. II
  Series 2001-ROCK, Class
  A1
  6.22%, due 5/3/18(d)                479,046            489,186
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  1.06%, due 2/25/42
  (a)(d)(e)(f)                      1,445,527          1,360,097
                                                   -------------
Total Mortgage-Backed
  Securities
  (Cost $5,191,500)                                    4,524,193
                                                   -------------


MUNICIPAL BOND 0.3%
----------------------------------------------------------------

TEXAS 0.3%
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)            1,280,000          1,279,859
                                                   -------------
Total Municipal Bond
  (Cost $1,282,622)                                    1,279,859
                                                   -------------


U.S. GOVERNMENT & FEDERAL AGENCIES 86.5%
----------------------------------------------------------------

FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATION) 0.3%
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                1,209,683          1,256,933
                                                   -------------



+  Percentages indicated are based on Portfolio net assets.
v Among the Portfolio's 10 largest holdings or issuers held as of June 30, 2009, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-159

                                    PRINCIPAL
                                       AMOUNT              VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FANNIE MAE GRANTOR TRUST
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.7%
  Series 2003-T1, Class B
  4.491%, due 11/25/12            $ 2,660,000      $   2,752,605
                                                   -------------


FANNIE MAE STRIP (COLLATERALIZED MORTGAGE OBLIGATIONS) 0.1%
  Series 360, Class 2, IO
  5.00%, due 8/1/35 (g)             1,718,642            273,274
  Series 361, Class 2, IO
  6.00%, due 10/1/35 (g)              313,432             51,415
                                                   -------------
                                                         324,689
                                                   -------------

FEDERAL HOME LOAN BANK 4.2%
  5.00%, due 11/17/17               3,150,000          3,351,959
  5.125%, due 8/14/13               3,725,000          4,082,552
  5.50%, due 7/15/36                8,250,000          8,413,218
                                                   -------------
                                                      15,847,729
                                                   -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION 1.0%
  3.75%, due 3/27/19                2,480,000          2,436,957
  4.75%, due 11/17/15               1,395,000          1,505,643
                                                   -------------
                                                       3,942,600
                                                   -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 7.0%
  3.00%, due 8/1/10                 1,089,176          1,094,805
  4.30%, due 3/1/35 (a)                95,695             99,138
  5.00%, due 1/1/20                 2,707,517          2,824,955
  5.00%, due 6/1/33                 5,195,803          5,304,670
  5.00%, due 8/1/33                 2,674,255          2,734,739
  5.00%, due 5/1/36                 1,860,992          1,896,976
  5.036%, due 6/1/35 (a)            1,986,226          2,008,307
  5.50%, due 1/1/21                 1,803,050          1,891,400
  5.50%, due 1/1/33                 7,316,207          7,589,350
  5.657%, due 2/1/37 (a)              742,508            770,437
  6.50%, due 4/1/37                   514,458            547,316
                                                   -------------
                                                      26,762,093
                                                   -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION 7.8%
  2.50%, due 5/15/14                5,350,000          5,259,473
  2.75%, due 3/13/14                5,925,000          5,912,321
  4.625%, due 5/1/13                3,285,000          3,334,899
 v    5.375%, due 6/12/17           8,425,000          9,399,798
  6.625%, due 11/15/30              4,900,000          6,001,397
                                                   -------------
                                                      29,907,888
                                                   -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 32.0%
  3.619%, due 4/1/34 (a)              871,597            892,335
  4.50%, due 7/1/18                 7,183,408          7,452,486
  4.50%, due 11/1/18                5,580,526          5,789,563
 v    4.50%, due 6/1/23             8,878,680          9,073,419
  4.672%, due 11/1/34 (a)             478,428            493,961
  5.00%, due 11/1/17                3,989,597          4,178,854
  5.00%, due 9/1/20                   517,241            538,869
  5.00%, due 7/1/34 TBA
  (h)                                 960,000            977,400
  5.00%, due 6/1/35                 4,445,897          4,545,061
  5.00%, due 1/1/36                   952,638            973,290
 v    5.00%, due 2/1/36             8,389,780          8,571,667
 v    5.00%, due 5/1/36            11,413,496         11,660,937
  5.50%, due 11/1/17                2,644,930          2,795,195
  5.50%, due 6/1/19                 1,674,783          1,765,222
  5.50%, due 11/1/19                1,792,212          1,888,992
  5.50%, due 4/1/21                 3,698,244          3,888,704
  5.50%, due 6/1/21                   597,574            626,668
 v    5.50%, due 6/1/33            12,043,333         12,496,721
  5.50%, due 12/1/33                7,274,827          7,548,698
  5.50%, due 6/1/34                 1,849,776          1,918,257
  5.50%, due 3/1/35                 3,329,176          3,452,427
  5.50%, due 4/1/36                 6,269,306          6,495,528
  5.50%, due 1/1/37                   995,113          1,029,310
  5.50%, due 7/1/37                   763,897            789,671
  5.50%, due 8/1/37                 1,843,868          1,910,402
  6.00%, due 12/1/16                  205,684            219,298
  6.00%, due 1/1/33                 1,120,049          1,180,974
  6.00%, due 3/1/33                 1,198,396          1,262,085
  6.00%, due 9/1/34                   156,456            164,527
  6.00%, due 9/1/35                 2,724,504          2,859,685
  6.00%, due 10/1/35                  371,047            389,259
  6.00%, due 4/1/36                 3,683,956          3,864,772
  6.00%, due 6/1/36                 4,039,374          4,231,323
  6.00%, due 11/1/36                2,634,311          2,759,492
  6.00%, due 4/1/37                 1,029,920          1,074,678
  6.50%, due 10/1/31                  331,751            356,535
  6.50%, due 7/1/32                   167,613            180,083
  6.50%, due 2/1/37                   701,530            748,130
  6.50%, due 8/1/47                   804,142            851,904
                                                   -------------
                                                     121,896,382
                                                   -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.8%
  Series 2006-32, Class A
  5.079%, due 1/16/30               3,035,326          3,161,344
                                                   -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 13.2%
  5.00%, due 4/15/34                4,583,887          4,699,200
  5.50%, due 6/15/33                2,481,813          2,578,953
  5.50%, due 7/1/35 TBA
  (h)                               3,440,000          3,551,800
  5.50%, due 12/15/35               1,741,345          1,805,149
  6.00%, due 8/15/32                  715,053            746,546



M-160    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    PRINCIPAL
                                       AMOUNT              VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.00%, due 10/15/32             $ 1,004,933      $   1,056,240
 v    6.00%, due 7/1/36
  TBA (h)                          22,370,000         23,299,742
  6.50%, due 7/15/28                  124,683            134,585
  6.50%, due 8/15/28                  173,506            187,292
  6.50%, due 7/15/32                  721,763            775,923
 v    6.50%, due 7/1/33
  TBA (h)                          10,955,000         11,622,576
                                                   -------------
                                                      50,458,006
                                                   -------------

HVIDE VAN OMMEREN TANKERS LLC 1.2%
  Series I
  7.54%, due 12/14/23 (i)           1,929,000          2,319,815
  Series II
  7.54%, due 12/14/23 (i)           1,911,000          2,298,169
                                                   -------------
                                                       4,617,984
                                                   -------------

 v  OVERSEAS PRIVATE
  INVESTMENT CORPORATION
  2.3%
  5.142%, due 12/15/23 (i)          7,973,824          8,616,753
                                                   -------------


TENNESSEE VALLEY AUTHORITY 3.6%
  4.65%, due 6/15/35 (i)            4,395,000          3,954,058
  4.75%, due 8/1/13                 5,300,000          5,615,578
  6.25%, due 12/15/17 (i)           3,485,000          3,993,333
                                                   -------------
                                                      13,562,969
                                                   -------------

UNITED STATES TREASURY BONDS 2.8%
  3.50%, due 2/15/39                1,610,000          1,392,151
  6.875%, due 8/15/25               3,220,000          4,218,702
  8.75%, due 8/15/20                3,460,000          4,956,450
                                                   -------------
                                                      10,567,303
                                                   -------------

UNITED STATES TREASURY NOTES 8.9%
  2.00%, due 7/15/14
  T.I.P.S. (j)                      3,393,510          3,473,047
 v    4.75%, due 8/15/17           27,900,000         30,585,375
                                                   -------------
                                                      34,058,422
                                                   -------------

UNITED STATES TREASURY STRIP PRINCIPAL 0.6%
  (zero coupon), due
  8/15/28                           5,615,000          2,385,550
                                                   -------------
Total U.S. Government &
  Federal Agencies
  (Cost $324,974,161)                                330,119,250
                                                   -------------
Total Long-Term Bonds
  (Cost $379,640,702)                                384,789,484
                                                   -------------


SHORT-TERM INVESTMENT 8.9%
----------------------------------------------------------------

REPURCHASE AGREEMENT 8.9%
State Street Bank and
  Trust Co.
  0.01%, dated 6/30/09
  due 7/1/09
  Proceeds at Maturity
  $34,089,872
  (Collateralized by a
  Federal Home Loan Bank
  security with a rate of
  0.80% and a maturity
  date of 4/30/10, with a
  Principal Amount of
  $34,645,000 and a Market
  Value of $34,774,919)            34,089,863         34,089,863
                                                   -------------
Total Short-Term
  Investment
  (Cost $34,089,863)                                  34,089,863
                                                   -------------
Total Investments
  (Cost $413,730,565) (m)               109.8%       418,879,347
Liabilities in Excess of
  Cash and Other Assets                  (9.8)       (37,378,028)
                                                   -------------
Net Assets                              100.0%     $ 381,501,319
                                        =====       ============



                                    CONTRACTS         UNREALIZED
                                         LONG   APPRECIATION (K)

FUTURES CONTRACTS 0.0%++
----------------------------------------------------------------
United States Treasury
  Note September 2009 (10
  Year)(l)                                191      $      56,130
                                                   -------------
Total Futures Contracts
  Long
  (Settlement Value
  $22,206,734)                                            56,130
                                                   -------------

                                    CONTRACTS
                                        SHORT

United States Treasury
  Note September 2009 (2
  Year)(l)                               (378)           117,009
                                                   -------------
Total Futures Contracts
  Short
  (Settlement Value
  $81,730,688)                                           117,009
                                                   -------------
Total Futures Contracts
  (Settlement Value
  $59,523,954)                                     $     173,139
                                                    ============





+++   On a daily basis New York Life
      Investments confirms that the value of
      the Portfolio's liquid assets (liquid
      portfolio securities and cash) is
      sufficient to cover its potential senior
      securities (e.g., futures, swaps,
      options).
++    Less than one-tenth of a percent.
(a)   Floating rate. Rate shown is the rate in
      effect at June 30, 2009.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-161

(b)   Subprime mortgage investment and other
      asset-backed securities. The total market value of these securities at June 30, 2009 is $1,558,562, which represents 0.4%
      of the Portfolio's net assets.
(c)   The debt is guaranteed under the Federal
      Deposit Insurance Corporation (FDIC)
      Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(d)   May be sold to institutional investors
      only under Rule 144A or securities
      offered pursuant to Section 4(2) of the
      Securities Act of 1933, as amended.
(e) Illiquid security. The total market value of this security at June 30, 2009 is $1,360,097, which represents 0.4% of the Portfolio's net assets.
(f)   Fair valued security. The total market
      value of this security at June 30, 2009
      is $1,360,097, which represents 0.4% of
      the Portfolio's net assets.
(g)   Collateralized Mortgage Obligation
      Interest Only Strip--Pays a fixed or
      variable rate of interest based on
      mortgage loans or mortgage pass-through
      securities. The principal amount of the
      underlying pool represents the notional
      amount on which the current interest is
      calculated. The value of these stripped
      securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(h)   TBA: Securities purchased on a forward
      commitment basis with an approximate
      principal amount and maturity date. The
      actual principal amount and maturity date will be determined upon settlement. The market value of these securities at June
      30, 2009 is $39,451,518, which represents
      10.3% of the Portfolio's net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(i)   United States Government Guaranteed
      Security.
(j)   Treasury Inflation Protected
      Security--Pays a fixed rate of interest
      on a principal amount that is
      continuously adjusted for inflation based on the Consumer Price Index-Urban
      Consumers.
(k)   Represents the difference between the
      value of the contracts at the time they
      were opened and the value at June 30,
      2009.
(l)   At June 30, 2009, cash in the amount of
      $101,880 is segregated as collateral for futures contracts with the broker.
(m)   At June 30, 2009, cost is $413,730,617
      for federal income tax purposes and net
      unrealized appreciation is as follows:



Gross unrealized appreciation      $ 9,358,126
Gross unrealized depreciation       (4,209,396)
                                   -----------
Net unrealized appreciation        $ 5,148,730
                                   ===========



The following is a list of the inputs used as of June 30, 2009 for valuing the Portfolio's assets.

ASSET VALUATION INPUTS


                                                   QUOTED
                                                   PRICES
                                                IN ACTIVE     SIGNIFICANT
                                              MARKETS FOR           OTHER     SIGNIFICANT
                                                IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                                   ASSETS          INPUTS          INPUTS
DESCRIPTION                                     (LEVEL 1)       (LEVEL 2)       (LEVEL 3)            TOTAL
Long-Term Bonds
Asset-Backed Securities
  Consumer Loans                                 $     --   $   1,709,889      $       --    $   1,709,889
  Credit Cards                                         --         748,670              --          748,670
  Diversified Financial Services                       --       1,487,633              --        1,487,633
  Home Equity                                          --       1,558,562              --        1,558,562
                                                 --------    ------------      ----------     ------------
Total Asset-Backed Securities                          --       5,504,754              --        5,504,754
                                                 --------    ------------      ----------     ------------
Corporate Bonds
  Banks                                                --      26,853,340              --       26,853,340
  Diversified Financial Services                       --      16,178,073              --       16,178,073
  Health Care--Products                                --         330,015              --          330,015
                                                 --------    ------------      ----------     ------------
Total Corporate Bonds                                  --      43,361,428              --       43,361,428
                                                 --------    ------------      ----------     ------------
Mortgage-Backed Securities
  Commercial Mortgage Loans (Collateralized
     Mortgage Obligations)                             --       3,164,096       1,360,097        4,524,193
                                                 --------    ------------      ----------     ------------
Total Mortgage-Backed Securities                       --       3,164,096       1,360,097        4,524,193
                                                 --------    ------------      ----------     ------------



M-162    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   QUOTED
                                                   PRICES
                                                IN ACTIVE     SIGNIFICANT
                                              MARKETS FOR           OTHER     SIGNIFICANT
                                                IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                                   ASSETS          INPUTS          INPUTS
DESCRIPTION                                     (LEVEL 1)       (LEVEL 2)       (LEVEL 3)            TOTAL
Municipal Bond
  Texas                                          $     --   $   1,279,859      $       --    $   1,279,859
                                                 --------    ------------      ----------     ------------
Total Municipal Bonds                                  --       1,279,859              --        1,279,859
                                                 --------    ------------      ----------     ------------
U.S. Government & Federal Agencies                     --     330,119,250              --      330,119,250
                                                 --------    ------------      ----------     ------------
Total Long-Term Bonds                                  --     383,429,387       1,360,097      384,789,484
                                                 --------    ------------      ----------     ------------
Short-Term Investment
  Repurchase Agreement                                 --      34,089,863              --       34,089,863
                                                 --------    ------------      ----------     ------------
Total Short-Term Investments                           --      34,089,863              --       34,089,863
                                                 --------    ------------      ----------     ------------
Futures Contracts
  Futures Contracts Long                           56,130              --              --           56,130
  Futures Contracts Short                         117,009              --              --          117,009
                                                 --------    ------------      ----------     ------------
Total Futures Contracts                           173,139              --              --          173,139
                                                 --------    ------------      ----------     ------------
TOTAL                                            $173,139    $417,519,250      $1,360,097     $419,052,486
                                                 ========    ============      ==========     ============




Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                          BALANCE                             CHANGE IN                             NET        NET     BALANCE
                            AS OF     ACCRUED  REALIZED      UNREALIZED                       TRANSFERS  TRANSFERS       AS OF
 INVESTMENTS         DECEMBER 31,   DISCOUNTS      GAIN    APPRECIATION        NET       NET      IN TO     OUT OF    JUNE 30,
 IN SECURITIES               2008  (PREMIUMS)    (LOSS)  (DEPRECIATION)  PURCHASES     SALES    LEVEL 3    LEVEL 3        2009
Long-Term Bonds
  Mortgage-Backed
     Securities
  Commercial
     Mortgage Loans
     (Collateral-
     ized Mortgage
     Obligations)      $1,422,948        $321      $991         ($8,058)        $0  ($56,105)        $0         $0  $1,360,097
                       ----------        ----      ----         -------         --  --------         --         --  ----------
     TOTAL             $1,422,948        $321      $991         ($8,058)        $0  ($56,105)        $0         $0  $1,360,097
                       ==========        ====      ====         =======         ==  ========         ==         ==  ==========

                          CHANGE IN
                         UNREALIZED
                       APPRECIATION
                     (DEPRECIATION)
                               FROM
                        INVESTMENTS
                            HELD AT  ROLLFORWARD
 INVESTMENTS               JUNE 30,        PROOF
 IN SECURITIES                 2009       COLUMN
Long-Term Bonds
  Mortgage-Backed
     Securities
  Commercial
     Mortgage Loans
     (Collateral-
     ized Mortgage
     Obligations)           ($8,058)          $0
                            -------           --
     TOTAL                  ($8,058)          $0
                            =======           ==





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-163

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $413,730,565)     $418,879,347
Cash collateral on deposit at
  broker                                  101,880
Receivables:
  Investment securities sold           10,232,634
  Interest                              2,285,040
  Fund shares sold                         93,746
Other assets                                9,821
                                     ------------
     Total assets                     431,602,468
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased      49,411,027
  Fund shares redeemed                    383,798
  Manager (See Note 3)                    157,931
  Shareholder communication                51,133
  NYLIFE Distributors (See Note 3)         40,761
  Professional fees                        28,648
  Variation margin on futures
     contracts                             24,000
  Custodian                                 2,204
Accrued expenses                            1,647
                                     ------------
     Total liabilities                 50,101,149
                                     ------------
Net assets                           $381,501,319
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    328,667
Additional paid-in capital            353,969,858
                                     ------------
                                      354,298,525
Accumulated undistributed net
  investment income                    19,093,725
Accumulated net realized gain on
  investments and futures
  transactions                          2,787,148
Net unrealized appreciation on
  investments and futures contracts     5,321,921
                                     ------------
Net assets                           $381,501,319
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $183,753,332
                                     ============
Shares of capital stock outstanding    15,772,306
                                     ============
Net asset value per share
  outstanding                        $      11.65
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $197,747,987
                                     ============
Shares of capital stock outstanding    17,094,358
                                     ============
Net asset value per share
  outstanding                        $      11.57
                                     ============






M-164    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                           $  7,616,972
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,028,880
  Distribution and service--Service
     Class (See Note 3)                   266,602
  Professional fees                        35,792
  Shareholder communication                27,775
  Custodian                                11,830
  Directors                                 5,841
  Miscellaneous                             8,818
                                     ------------
     Total expenses                     1,385,538
                                     ------------
Net investment income                   6,231,434
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                 3,497,742
  Futures transactions                 (1,062,931)
                                     ------------
Net realized gain on investments
  and futures transactions              2,434,811
                                     ------------
Net change in unrealized
  appreciation on:
  Investments                         (11,830,498)
  Futures contracts                       173,139
                                     ------------
Net change in unrealized
  appreciation on investments and
  futures contracts                   (11,657,359)
                                     ------------
Net realized and unrealized loss on
  investments and futures
  transactions                         (9,222,548)
                                     ------------
Net decrease in net assets
  resulting from operations          $ (2,991,114)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-165

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2008


                                       2009           2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  6,231,434   $ 12,667,253
 Net realized gain on
  investments and futures
  transactions                    2,434,811      7,193,024
 Net change in unrealized
  appreciation on investments
  and futures contracts         (11,657,359)    13,961,268
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     (2,991,114)    33,821,545
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Initial Class                        --     (5,950,768)
    Service Class                        --     (5,681,330)
                               ---------------------------
 Total dividends to
 shareholders                            --    (11,632,098)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         41,911,144    206,450,367
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends              --     11,632,098
 Cost of shares redeemed        (81,000,718)   (76,338,228)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               (39,089,574)   141,744,237
                               ---------------------------
    Net increase (decrease)
     in net assets              (42,080,688)   163,933,684

NET ASSETS:
Beginning of period             423,582,007    259,648,323
                               ---------------------------
End of period                  $381,501,319   $423,582,007
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $ 19,093,725   $ 12,862,291
                               ===========================






M-166    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                  mainstayinvestments.com  M-167

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         INITIAL CLASS
                            -----------------------------------------------------------------------
                            SIX MONTHS
                               ENDED
                              JUNE 30,                      YEAR ENDED DECEMBER 31,

                            -----------------------------------------------------------------------
                               2009*         2008        2007        2006        2005        2004

Net asset value at
  beginning of period         $  11.72     $  11.02    $  10.85    $  10.53    $  10.63    $  10.73
                              --------     --------    --------    --------    --------    --------
Net investment income             0.18 (a)     0.44 (a)    0.51 (a)    0.47 (a)    0.40 (a)    0.45
Net realized and
  unrealized gain (loss)
  on investments                 (0.25)        0.60        0.21       (0.04)      (0.15)      (0.09)
                              --------     --------    --------    --------    --------    --------
Total from investment
  operations                     (0.07)        1.04        0.72        0.43        0.25        0.36
                              --------     --------    --------    --------    --------    --------
Less dividends:
  From net investment
     income                         --        (0.34)      (0.55)      (0.11)      (0.35)      (0.46)
                              --------     --------    --------    --------    --------    --------
Net asset value at end of
  period                      $  11.65     $  11.72    $  11.02    $  10.85    $  10.53    $  10.63
                              ========     ========    ========    ========    ========    ========
Total investment return          (0.60%)(b)(c) 9.80%       6.69%       4.06%       2.38%(d)    3.33%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           3.16% ++     3.91%       4.61%       4.45%       3.75%       3.63%
  Net expenses                    0.54% ++     0.57%       0.56%       0.57%       0.43%       0.59%
  Expenses (before waiver)        0.54% ++     0.57%       0.56%       0.57%       0.56%       0.59%
Portfolio turnover rate             72% (e)      72%(e)      15%         83%(e)     171%(e)     113%
Net assets at end of
  period (in 000's)           $183,753     $206,744    $170,115    $189,235    $231,485    $275,674




*    Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.23% and 1.97% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.
(e)  The portfolio turnover rates not including mortgage dollar rolls are 20%, 50%,
     25% and 46% for the six-month period ended June 30, 2009 and for the years ended December 31, 2008, 2006 and 2005, respectively.





M-168    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                              Service Class
------------------------------------------------------------------------
     Six months
        ended
       June 30,                    Year ended December 31,

--------------
        2009*         2008        2007       2006       2005       2004

       $  11.66     $  10.97    $ 10.81    $ 10.50    $ 10.61    $ 10.72
       --------     --------    -------    -------    -------    -------
           0.17 (a)     0.40 (a)   0.48 (a)   0.45 (a)   0.38 (a)   0.44
          (0.26)        0.62       0.20      (0.05)     (0.16)     (0.11)
       --------     --------    -------    -------    -------    -------
          (0.09)        1.02       0.68       0.40       0.22       0.33
       --------     --------    -------    -------    -------    -------

             --        (0.33)     (0.52)     (0.09)     (0.33)     (0.44)
       --------     --------    -------    -------    -------    -------
       $  11.57     $  11.66    $ 10.97    $ 10.81    $ 10.50    $ 10.61
       ========     ========    =======    =======    =======    =======
          (0.77%)(b)(c) 9.53%      6.42%      3.80%      2.08%(d)   3.07%

           2.91% ++     3.59%      4.36%      4.20%      3.50%      3.38%
           0.79% ++     0.82%      0.81%      0.82%      0.68%      0.84%
           0.79% ++     0.82%      0.81%      0.82%      0.81%      0.84%
             72% (e)      72%(e)     15%        83%(e)    171%(e)    113%
       $197,748     $216,838    $89,533    $69,104    $58,267    $40,085




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-169

MAINSTAY VP GROWTH ALLOCATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

                                                   SINCE
AVERAGE ANNUAL                 SIX       ONE     INCEPTION
TOTAL RETURNS                MONTHS     YEAR     (2/13/06)
----------------------------------------------------------
After Portfolio operating
  expenses                    5.34%    -26.90%     -5.83%




                                            (After Portfolio operating expenses)
(Performance Graph)

                              MAINSTAY VP
                           GROWTH ALLOCATION    S&P 500(R)    MSCI EAFE(R)
                               PORTFOLIO           INDEX          INDEX
                           -----------------    ----------    ------------
2/13/2006                        10000             10000          10000
                                 10056             10099          10596
                                 12268             12178          13457
                                 11165             10581          12029
6/30/2009                         8162              7807           8257





SERVICE CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

                                                   SINCE
AVERAGE ANNUAL                 SIX       ONE     INCEPTION
TOTAL RETURNS                MONTHS     YEAR     (2/13/06)
----------------------------------------------------------
After Portfolio operating
  expenses                    5.21%    -27.09%     -6.07%




                                            (After Portfolio operating expenses)
(Performance Graph)

                              MAINSTAY VP
                           GROWTH ALLOCATION    S&P 500(R)    MSCI EAFE(R)
                               PORTFOLIO           INDEX          INDEX
                           -----------------    ----------    ------------
2/13/2006                        10000             10000          10000
                                 10047             10099          10596
                                 12226             12178          13457
                                 11099             10581          12029
6/30/2009                         8092              7807           8257





 BENCHMARK PERFORMANCE                          SIX           ONE          SINCE
                                              MONTHS         YEAR        INCEPTION
S&P 500(R) Index(1)                            3.16%        -26.21%        -7.05%
Morgan Stanley Capital International
EAFE Index(1)                                  7.95         -31.35         -5.50
Average Lipper Variable Products Multi-
Cap Core Portfolio(2)                          6.83         -26.60         -8.22



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
2. The average Lipper variable products multi-cap core portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500(R) Index. Lipper Inc. is an independent monitor of fund performance.



M-170    MainStay VP Growth Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GROWTH ALLOCATION
PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2009, to June 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2009, to June 30, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/09         6/30/09       PERIOD(1)         6/30/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,053.40        $0.41          $1,024.40         $0.40
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,052.10        $1.68          $1,023.20         $1.66
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.08% for Initial Class and 0.33% Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures. The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-171

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF JUNE 30, 2009

(COMPOSITION PIE CHART)

Growth of Capital                               66.6
Total Return                                    26.4
Capital Appreciation                             7.0
Cash and Other Assets, Less Liabilities         (0.0)





See Portfolio of Investments on page M-176 for specific holdings within these categories.

++ Less than one-tenth of a percent.



M-172    MainStay VP Growth Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC,(1) THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP GROWTH ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2009?

For the six months ended June 30, 2009, MainStay VP Growth Allocation Portfolio returned 5.34% for Initial Class shares and 5.21% for Service Class shares. Both share classes underperformed the 6.83% return of the average Lipper(2) Variable Products Multi-Cap Core Portfolio over the same period. Both share classes outperformed the 3.16% return of the S&P 500(R) Index,(2) the Portfolio's broad-based securities-market index, for the six months ended June 30, 2009.

WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio's outperformance of its benchmark was attributable to the strong performance of the Underlying Portfolios/Funds in which the Portfolio invested during the period, a modest tilt toward growth over value, and the inclusion of Underlying Portfolios/Funds that invest in mid-cap stocks.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE PORTFOLIO'S ALLOCATIONS AMONG THE UNDERLYING PORTFOLIOS/FUNDS?

In managing the Portfolio, we consider a variety of information, including portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examine the attributes of the holdings of the Under-lying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluate the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. In general, we seek Underlying Equity Portfolios/Funds that have a track record of capable portfolio management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. During the first six months of 2009, these techniques proved more successful than not. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Portfolio's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S ALLOCATIONS DURING THE FIRST SIX MONTHS OF 2009?

During the reporting period, the Portfolio made two primary changes.

First, the Portfolio reduced its positions in MainStay VP Common Stock Portfolio and MainStay Growth Equity Fund and directed the proceeds primarily to their long/short counterpart Funds, MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund. This strategy was generally detrimental to the Portfolio's performance because both of these Underlying 130/30 Funds struggled during the spring, when lower-quality stocks staged a remarkable rally.

Second, in an effort to build small- and mid-cap equity exposure, we moved assets out of MainStay ICAP Equity Fund and MainStay VP ICAP Select Equity Portfolio and redirected the assets to MainStay Small Company Value Fund, MainStay VP Developing Growth Portfolio and MainStay VP Mid Cap Core Portfolio. This strategy strengthened the Portfolio's performance when the smaller end of the capitalization spectrum advanced at the end of the reporting period.

DURING THE REPORTING PERIOD, WHICH OF THE PORTFOLIO'S UNDERLYING PORTFOLIO/FUND HOLDINGS HAD THE STRONGEST TOTAL RETURNS AND WHICH HAD THE WEAKEST?

Among the Underlying Portfolios/Funds in which the Portfolio invested, the strongest total returns came from MainStay VP Developing Growth Portfolio and MainStay Small Company Value Fund. The lowest total returns came from MainStay 130/30 Core Fund and MainStay VP Common Stock Portfolio.


----------
1. As of January 2, 2009, the portfolio managers who manage the day-to-day investment operations of the Portfolio transitioned from a division within New York Life Investments, formerly referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly owned subsidiary of NYLIM Holdings LLC called Madison Square Investors LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-173

DURING THE REPORTING PERIOD, WHICH OF THE PORTFOLIO'S UNDERLYING PORTFOLIO/FUND HOLDINGS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH HOLDINGS WERE THE WEAKEST CONTRIBUTORS?

Taking weightings and total returns into account, MainStay VP Large Cap Growth Portfolio was the strongest positive contributor to the Portfolio's absolute performance, followed by MainStay MAP Fund and MainStay VP ICAP Select Equity Fund.

Among the Portfolio's weakest-contributing Underlying Portfolios/Funds were MainStay Value Fund and MainStay 130/30 Core Fund.


----------

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


M-174    MainStay VP Growth Allocation Portfolio

MainStay VP Growth Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds ("Underlying Portfolios/Funds"). The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will directly bear the Portfolio's fees and expenses and will indirectly bear the fees and expenses charged by the Underlying Portfolios/Funds in which the Portfolio invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix and related performance of the Underlying Portfolios/Funds. The performance of the Underlying Portfolios/Funds may be lower than the performance of the asset class or classes the Underlying Portfolios/Funds were selected to represent.

The Portfolio may invest more than 25% of its assets in one Underlying Portfolio/Fund, which may significantly affect the Portfolio's net asset value.

The Portfolio, through its investment in the Underlying Portfolios/Funds, may be subject to the risks of the Underlying Portfolios/Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

- High-yield securities carry higher risks, and some of the investments of the Underlying Portfolios/Funds have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- The Underlying Floating Rate Portfolio is generally considered to have speculative characteristics. This Underlying Portfolio may involve the risk of default on principal and interest. The Underlying Floating Rate Portfolio may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN AN UNDERLYING PORTFOLIO/FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, SHAREHOLDERS CAN BE ASSURED THAT IF THE PORTFOLIO INVESTS IN AN UNDERLYING MONEY MARKET PORTFOLIO/FUND, THE PORTFOLIO IS GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR AMOUNTS THE PORTFOLIO HELD IN THE UNDERLYING MONEY MARKET PORTFOLIO/FUND AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS, WHICH REMAINS IN EFFECT THROUGH SEPTEMBER 18, 2009, AS DISCUSSED IN NOTE 12.

BEFORE MAKING AN INVESTMENT IN THE PORTFOLIO, YOU SHOULD CONSIDER ALL THE RISKS ASSOCIATED WITH IT.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


                                                mainstayinvestments.com    M-175

PORTFOLIO OF INVESTMENTS JUNE 30, 2009 UNAUDITED



                                       SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES 100.0%+
-------------------------------------------------------------

EQUITY FUNDS 100.0%

MainStay 130/30 Core Fund
  Class I (a)                       2,561,499   $  14,651,776
MainStay 130/30 Growth Fund
  Class I (a)(b)                    1,243,872       8,271,749
MainStay 130/30 International
  Fund Class I (a)(b)               2,074,059      11,324,362
MainStay Growth Equity Fund
  Class I (a)                         462,218       3,854,901
MainStay ICAP Equity Fund
  Class I                             563,176      14,710,160
MainStay ICAP International
  Fund Class I                        479,862      11,171,196
MainStay MAP Fund Class I             514,978      11,834,184
MainStay Small Company Value
  Fund Class I                        251,239       2,685,750
MainStay VP Common Stock
  Portfolio Initial Class           1,987,173      24,101,351
MainStay VP Developing Growth
  Portfolio Initial Class (a)         258,782       1,664,174
MainStay VP ICAP Select Equity
  Portfolio Initial Class           1,651,333      14,929,329
MainStay VP International
  Equity Portfolio Initial
  Class (a)                           997,610      11,527,865
MainStay VP Large Cap Growth
  Portfolio Initial Class (a)       2,731,305      28,403,141
MainStay VP Mid Cap Core
  Portfolio Initial Class (a)       1,119,999       8,562,417
MainStay VP Mid Cap Growth
  Portfolio Initial Class              89,054   $     744,405
MainStay Value Fund Class I
  (a)                                 117,742       1,429,383
                                                -------------
Total Investments
  (Cost $221,646,523) (c)               100.0%    169,866,143
Cash and Other Assets,
  Less Liabilities                        0.0++        54,034
                                        -----    ------------
Net Assets                              100.0%  $ 169,920,177
                                        =====    ============





+    Percentages indicated are based on
     Portfolio net assets.
++   Less than one-tenth of a percent.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolios/Funds Share Class.
(b)  Non-income producing Underlying Fund.
(c)  At June 30, 2009, cost is $223,300,601
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $    320,232
Gross unrealized depreciation       (53,754,690)
                                   ------------
Net unrealized depreciation        $(53,434,458)
                                   ============



The following is a list of the inputs used as of June 30, 2009 for valuing the Portfolio's assets.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                      PRICES
                                                   IN ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
Affiliated Investment Companies
  Equity Funds
Total Investments                               $169,866,143      $     --        $     --    $169,866,143
                                                ------------      --------        --------    ------------
TOTAL                                           $169,866,143           $--             $--    $169,866,143
                                                ============      ========        ========    ============




The Portfolio did not hold other financial instruments as of June 30, 2009.

At June 30, 2009, the Portfolio did not hold any instruments with significant unobservable inputs (Level 3).



M-176    MainStay VP Growth Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $221,646,523)                 $169,866,143
Cash                                      119,199
Receivables:
  Fund shares sold                        161,827
Other assets                                1,497
                                     ------------
     Total assets                     170,148,666
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased         119,194
  Shareholder communication                37,851
  NYLIFE Distributors (See Note 3)         30,723
  Professional fees                        28,389
  Custodian                                 6,477
  Fund shares redeemed                      2,898
  Directors                                 1,162
Accrued expenses                            1,795
                                     ------------
     Total liabilities                    228,489
                                     ------------
Net assets                           $169,920,177
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    230,631
Additional paid-in capital            241,894,487
                                     ------------
                                      242,125,118
Accumulated undistributed net
  investment income                     4,047,550
Accumulated net realized loss on
  investments                         (24,472,111)
Net unrealized depreciation on
  investments                         (51,780,380)
                                     ------------
Net assets                           $169,920,177
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 20,235,258
                                     ============
Shares of capital stock outstanding     2,737,860
                                     ============
Net asset value per share
  outstanding                        $       7.39
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $149,684,919
                                     ============
Shares of capital stock outstanding    20,325,260
                                     ============
Net asset value per share
  outstanding                        $       7.36
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-177

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                       $    443,969
                                     ------------
EXPENSES:
  Distribution and service--Service
     Class
     (See Note 3)                         165,196
  Professional fees                        29,246
  Shareholder communication                20,485
  Directors                                 4,005
  Custodian                                 3,082
  Miscellaneous                             5,407
                                     ------------
     Total expenses                       227,421
                                     ------------
Net investment income                     216,548
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on affiliated
  investment company transactions     (22,285,578)
Net change in unrealized
  depreciation on investments          30,720,386
                                     ------------
Net realized and unrealized gain on
  investments                           8,434,808
                                     ------------
Net increase in net assets
 resulting from operations           $  8,651,356
                                     ============






M-178    MainStay VP Growth Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2008


                                                   2009             2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                     $    216,548     $  1,651,117
 Net realized gain (loss) from
  affiliated investment companies           (22,285,578)         541,500
 Net change in unrealized appreciation
  (depreciation) on investments              30,720,386      (85,424,794)
                                           -----------------------------
 Net increase (decrease) in net assets
  resulting from operations                   8,651,356      (83,232,177)
                                           -----------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Initial Class                                    --         (137,311)
    Service Class                                    --         (888,878)
                                           -----------------------------
                                                     --       (1,026,189)
                                           -----------------------------
 From net realized gain on investments:
    Initial Class                                    --         (434,580)
    Service Class                                    --       (3,777,429)
                                           -----------------------------
                                                     --       (4,212,009)
                                           -----------------------------
 Total dividends and distributions to
  shareholders                                       --       (5,238,198)
                                           -----------------------------

Capital share transactions:
 Net proceeds from sale of shares            19,194,154       66,691,315
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions                        --        5,238,198
 Cost of shares redeemed                     (8,605,735)     (18,578,086)
                                           -----------------------------
    Increase in net assets derived from
     capital share transactions              10,588,419       53,351,427
                                           -----------------------------
    Net increase (decrease) in net
     assets                                  19,239,775      (35,118,948)
NET ASSETS:
Beginning of period                         150,680,402      185,799,350
                                           -----------------------------
End of period                              $169,920,177     $150,680,402
                                           =============================
Accumulated undistributed net investment
 income at end of period                   $  4,047,550     $  3,831,002
                                           =============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-179

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                      INITIAL CLASS
                                --------------------------------------------------------
                                                                            FEBRUARY 13,
                                    SIX MONTHS                                 2006**
                                       ENDED              YEAR ENDED           THROUGH
                                     JUNE 30,            DECEMBER 31,       DECEMBER 31,

                                --------------------------------------------------------
                                       2009*            2008       2007         2006
Net asset value at
  beginning of period                 $  7.02         $ 11.69    $ 11.10       $10.00
                                      -------         -------    -------       ------
Net investment income                    0.02 (a)        0.11 (a)   0.07         0.08 (a)
Net realized and
  unrealized gain (loss)
  on investments                         0.35           (4.50)      1.11         1.17
                                      -------         -------    -------       ------
Total from investment
  operations                             0.37           (4.39)      1.18         1.25
                                      -------         -------    -------       ------
Less dividends and
  distributions:
  From net investment
     income                                --           (0.07)     (0.14)       (0.08)
  From net realized gain
     on investments                        --           (0.21)     (0.45)       (0.07)
                                      -------         -------    -------       ------
Total dividends and
  distributions                            --           (0.28)     (0.59)       (0.15)
                                      -------         -------    -------       ------
Net asset value at end of
  period                              $  7.39         $  7.02    $ 11.69       $11.10
                                      =======         =======    =======       ======
Total investment return                  5.27%(b)(d)   (37.58%)    10.41%       12.42%(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income                  0.53%++         1.14%      0.75%        0.90%++
  Net expenses (c)                       0.08%++         0.07%      0.07%        0.24%++
  Expenses (before
     reimbursement) (c)                  0.08%++         0.07%      0.09%        0.24%++
Portfolio turnover rate                    18%             42%        16%          61%
Net assets at end of
  period (in 000's)                   $20,235         $15,699    $17,160       $7,312




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  In addition to the fees and expenses which the Portfolio bears directly, the
     Portfolio indirectly bears a pro-rata share of the fees and expenses of the
     Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-180    MainStay VP Growth Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                               SERVICE CLASS
      --------------------------------------------------------------
                                                        FEBRUARY 13,
      SIX MONTHS                                           2006**
         ENDED                                             THROUGH
       JUNE 30,          YEAR ENDED DECEMBER 31,        DECEMBER 31,

      --------------------------------------------------------------
         2009*            2008            2007              2006
       $   7.00         $  11.67        $  11.08           $ 10.00
       --------         --------        --------           -------
           0.01 (a)         0.09 (a)        0.05              0.07 (a)
           0.35            (4.50)           1.10              1.15
       --------         --------        --------           -------
           0.36            (4.41)           1.15              1.22
       --------         --------        --------           -------

             --            (0.05)          (0.11)            (0.07)
             --            (0.21)          (0.45)            (0.07)
       --------         --------        --------           -------
             --            (0.26)          (0.56)            (0.14)
       --------         --------        --------           -------
       $   7.36         $   7.00        $  11.67           $ 11.08
       ========         ========        ========           =======
           5.14%(b)(d)    (37.75%)         10.14%            12.18%(b)

           0.26%++          0.90%           0.52%             0.72%++
           0.33%++          0.32%           0.32%             0.49%++
           0.33%++          0.32%           0.34%             0.49%++
             18%              42%             16%               61%
       $149,685         $134,981        $168,639           $74,594




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-181

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             22.53%        -5.50%        3.81%         5.66%




                                            (After Portfolio operating expenses)
(Performance Graph)

                                                         CREDIT SUISSE
                                      MAINSTAY VP          HIGH YIELD
                                 GOVERNMENT PORTFOLIO        INDEX
                                 --------------------    -------------
06/30/99                                 10000               10000
                                         10401                9960
                                          9875                9929
                                         10078               10090
                                         12432               12185
                                         14385               13616
                                         15804               14991
                                         16803               15744
                                         18719               17652
                                         18349               17277
06/30/09                                 17340               16414





SERVICE CLASS(2)                                                  AS OF 6/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             22.38%        -5.73%        3.54%         5.40%



                                            (After Portfolio operating expenses)
(Performance Graph)

                                                         CREDIT SUISSE
                                      MAINSTAY VP          HIGH YIELD
                                 GOVERNMENT PORTFOLIO        INDEX
                                 --------------------    -------------
06/30/99                                 10000               10000
                                         10377                9960
                                          9830                9929
                                         10009               10090
                                         12320               12185
                                         14221               13616
                                         15585               14991
                                         16525               15744
                                         18363               17652
                                         17954               17277
06/30/09                                 16926               16414





 BENCHMARK PERFORMANCE                        SIX           ONE          FIVE           TEN
                                            MONTHS         YEAR          YEARS         YEARS
Credit Suisse High Yield Index(3)            27.22%        -5.00%        3.81%         5.08%
Average Lipper Variable Products High
Current Yield Portfolio(4)                   20.55         -9.40         2.41          2.83



1. Performance figures shown for the five-year and ten-year periods ended June 30, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 3.78% and 5.64% for Initial Class shares and 3.54% and 5.40% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The average Lipper variable products high current yield portfolio is representative of portfolios that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Lipper Inc. is an independent monitor of fund performance.



M-182    MainStay VP High Yield Corporate Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2009, to June 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2009, to June 30, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/09         6/30/09       PERIOD(1)         6/30/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,225.30        $3.42          $1,021.70         $3.11
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,223.80        $4.80          $1,020.50         $4.36
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.62% for Initial Class and 0.87% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-183

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                 67.7
Yankee Bonds                                     9.6
Loan Assignments & Participations                9.2
Short-Term Investment                            9.2
Cash and Other Assets, Less Liabilities          1.9
Asset-Backed Security                            0.5
Preferred Stocks                                 0.5
Convertible Bonds                                0.4
Foreign Bond                                     0.4
Common Stocks                                    0.3
Convertible Preferred Stock                      0.3





See Portfolio of Investments on page M-187 for specific holdings within these categories.

TOP TEN ISSUERS HELD AS OF JUNE 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1. Ford Motor Credit Co. LLC, 5.70%-12.00%, due 1/15/10-12/15/16
    2.  HCA, Inc., 2.348%-9.875%, due
        9/1/10-4/15/19
    3.  American Real Estate Partners,
        L.P./American Real Estate Finance Corp.,
        7.125%-8.125%, due 6/1/12-2/15/13
    4.  Georgia-Pacific Corp., 7.00%-8.875%, due
        1/15/15-5/15/31
    5.  Charter Communications Operating LLC,
        6.25%-10.375%, due 4/30/12-4/30/14
    6.  GMAC LLC, 6.75%-8.00%, due
        3/2/11-11/1/31
    7.  TXU Corp., 3.821%, due 10/10/14
    8.  Community Health Systems, Inc.,
        2.56%-8.785%, due 7/25/14-7/15/15
    9.  INVISTA, 9.25%, due 5/1/12
   10.  Goodyear Tire & Rubber Co. (The),
        5.01%-10.50%, due 12/1/09-5/15/16






M-184    MainStay VP High Yield Corporate Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER J. MATTHEW PHILO, CFA, OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR

HOW DID MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED JUNE 30, 2009?

For the six months ended June 30, 2009, MainStay VP High Yield Corporate Bond Portfolio returned 22.53% for Initial Class shares and 22.38% Service Class shares. Both share classes outperformed the 20.55% return of the average Lipper(1) Variable Products High Current Yield Portfolio but underperformed the 27.22% return of the Credit Suisse High Yield Index(1) for the six months ended June 30, 2009. The Credit Suisse High Yield Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS INFLUENCED THE HIGH-YIELD CORPORATE BOND MARKET AS A WHOLE DURING THE REPORTING PERIOD?

The high-yield corporate bond market's positive performance was driven by a combination of attractive valuations, increased perception of reduced systematic risk and the growing belief that the worst of the recession was over. During the reporting period, riskier high-yield bonds significantly outperformed higher-quality bonds.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio's performance relative to its benchmark and peers resulted from our bottom-up investment style, which focused on individual companies to determine risk-group weightings in the context of historical yield spreads.(2) The Portfolio began the reporting period conservatively positioned, based on our expectation of prolonged economic weakness. Our largest industry exposures were in defensive areas, such as health care, energy and utilities. Our investments were also focused on higher-quality companies within any industry.

During the reporting period, investor sentiment improved dramatically. The federal government's sweeping actions--which included cutting short-term interest rates, expanding support to financial companies and extending loans to the auto industry--reduced fears of major systemic risk. In addition, economic data in the second half of the reporting period led some to conclude that the economy was close to a bottom.

Our outlook did not significantly change during the reporting period. Based on our interaction with the companies in which we invest, we continued to believe that the current recession would be longer and more severe than the market seemed to reflect. Therefore, our portfolio's risk profile remained conservative. However, this conservative stance detracted from the Portfolio's performance relative to the Credit Suisse High Yield Index during the reporting period.

WHAT INDUSTRY POSITIONS OR SPECIFIC HOLDINGS HAD A MEANINGFUL IMPACT ON THE PORTFOLIO'S PERFOR-
MANCE DURING THE REPORTING PERIOD?

The Portfolio's holdings in the energy, transportation and health care industries had the biggest positive impact on performance during the reporting period, while manufacturing, food/tobacco and consumer products industries had the least impact on performance.

The strongest contributors to the Portfolio's performance came from holdings in energy company Star Gas Partners, in transportation companies KAR Holdings and Daimler and in health care company Reable Therapeutics. Positions that detracted the most from performance were in leisure time company Town Sports International, in metal fabricate & hardware company Neenah foundary and in media company Morris Publishing.

HOW DID YOU POSITION THE PORTFOLIO FROM AN INDUSTRY PERSPECTIVE?

During the reporting period, we increased the Portfolio's exposure to the cable/wireless, transportation and energy industries, while decreasing its exposure to the communications, retail and information technology industries. The Portfolio remained

----------

The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.
1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-185
underweight credit risk relative to the Credit Suisse High Yield Index.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio established new positions in containers & packaging company Owens-Illinois and oil & gas exploration and production company Plains Exploration. Both are large, high-quality companies whose bonds were trading at what we believed to be attractive valuations. In addition, the Portfolio increased its holdings in auto manufacturer Ford Motor Co. and media company Charter Communications.

The Portfolio's position in the bank debt of telecommunication company Alltel was retired following Alltel's acquisition by Verizon. In addition, the Portfolio sold its holdings in oil & gas company Mariner Energy and commercial services company Service Corp. International.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2009, the Portfolio remained underweight relative to the Credit Suisse High Yield Index in credit risk.


----------

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



M-186    MainStay VP High Yield Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2009 UNAUDITED


                                           PRINCIPAL
                                              AMOUNT            VALUE
LONG-TERM BONDS 87.8%+
ASSET-BACKED SECURITY 0.5%
---------------------------------------------------------------------

ELECTRIC 0.5%
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                     $  6,861,609   $    6,381,297
                                                       --------------
Total Asset-Backed
  Security
  (Cost $6,861,605)                                         6,381,297
                                                       --------------


CONVERTIBLE BONDS 0.4%
---------------------------------------------------------------------

INSURANCE 0.1%
Conseco, Inc.
  3.50%, due 9/30/35
  (zero coupon), beginning
  9/30/10                                  1,570,000          816,400
                                                       --------------

INTERNET 0.0%++
At Home Corp.
  0.525%, due 12/28/18
  (a)(b)(c)(d)                             1,869,975              187
  4.75%, due 12/31/49
  (a)(b)(c)(d)                             9,032,054              903
                                                       --------------
                                                                1,090
                                                       --------------

REAL ESTATE INVESTMENT TRUSTS 0.1%
Host Hotels & Resorts,
  L.P.
  3.25%, due 4/15/24 (e)                   1,290,000        1,252,913
                                                       --------------

RETAIL 0.2%
Asbury Automotive Group,
  Inc.
  3.00%, due 9/15/12                       3,365,000        2,393,356
                                                       --------------
Total Convertible Bonds
  (Cost $4,958,437)                                         4,463,759
                                                       --------------


CORPORATE BONDS 67.7%
---------------------------------------------------------------------

ADVERTISING 1.0%
Interpublic Group of Cos.,
  Inc.
  6.25%, due 11/15/14                      7,825,000        6,846,875
Lamar Media Corp.
  6.625%, due 8/15/15                        715,000          625,625
  Series B
  6.625%, due 8/15/15                      1,945,000        1,643,525
  7.25%, due 1/1/13                          245,000          233,056
  9.75%, due 4/1/14 (e)                    2,445,000        2,527,519
                                                       --------------
                                                           11,876,600
                                                       --------------

AEROSPACE & DEFENSE 0.4%
BE Aerospace, Inc.
  8.50%, due 7/1/18                        2,660,000        2,507,050
L-3 Communications Corp.
  7.625%, due 6/15/12                      2,880,000        2,887,200
                                                       --------------
                                                            5,394,250
                                                       --------------

AGRICULTURE 0.6%
Alliance One
  International, Inc.
  10.00%, due 7/15/16 (e)                  2,615,000        2,477,712
Reynolds American, Inc.
  7.625%, due 6/1/16                       2,110,000        2,116,324
  7.75%, due 6/1/18                        2,585,000        2,488,600
                                                       --------------
                                                            7,082,636
                                                       --------------

AIRLINES 0.2%
DAE Aviation Holdings,
  Inc.
  11.25%, due 8/1/15 (e)                   4,215,000        2,444,700
Delta Air Lines, Inc.
  (Escrow Shares)
  (zero coupon), due
  12/27/49 (f)                             3,395,000           23,765
  2.875%, due 2/6/24
  (d)(f)                                   2,325,000           19,181
  2.875%, due 2/18/49
  (d)(e)(f)                                1,355,000           11,179
  8.00%, due 6/3/23 (d)(f)                 2,560,000           21,120
  8.00%, due 6/3/49 (d)(f)                 3,375,000           27,844
  8.30%, due 12/15/29
  (d)(f)                                   3,660,000           25,620
  9.25%, due 3/15/49
  (d)(f)                                   2,450,000           17,150
  9.75%, due 5/15/49
  (d)(f)                                     350,000            2,450
  10.00%, due 8/15/49
  (d)(f)                                   2,630,000           18,410
  10.375%, due 12/15/22
  (d)(f)                                   3,275,000           22,925
  10.375%, due 2/1/49
  (d)(f)                                   5,180,000           36,260
Northwest Airlines, Inc.
  (Escrow Shares)
  7.625%, due 11/15/23
  (d)(f)                                   3,847,600           24,432
  7.875%, due 12/31/49
  (d)(f)                                   3,986,900           19,935
  8.70%, due 3/15/49
  (d)(f)                                     155,000              775
  8.875%, due 6/1/49
  (d)(f)                                   1,996,000            9,980
  9.875%, due 3/15/37
  (d)(f)                                   2,108,000           10,540
  10.00%, due 2/1/49
  (d)(f)                                   7,315,600           36,578
                                                       --------------
                                                            2,772,844
                                                       --------------

APPAREL 0.3%
Unifi, Inc.
  11.50%, due 5/15/14                      5,688,000        3,754,080
                                                       --------------


AUTO MANUFACTURERS 0.0%++
Ford Holdings LLC
  9.30%, due 3/1/30                          820,000          483,800
                                                       --------------




 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest issuers held, as of June 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-187

                                           PRINCIPAL
                                              AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
AUTO PARTS & EQUIPMENT 2.1%
Allison Transmission, Inc.
  11.25%, due 11/1/15
  (e)(g)                                $  2,555,000   $    1,788,500
American Tire
  Distributors, Inc.
  7.458%, due 4/1/12 (h)                     775,000          525,063
  10.75%, due 4/1/13                       1,855,000        1,509,506
FleetPride Corp.
  11.50%, due 10/1/14 (e)                  5,665,000        4,985,200
 v  Goodyear Tire & Rubber
  Co. (The)
  5.01%, due 12/1/09 (h)                   6,575,000        6,509,250
  8.625%, due 12/1/11                      2,585,000        2,546,225
  10.50%, due 5/15/16                      3,025,000        3,055,250
Johnson Controls, Inc.
  5.25%, due 1/15/11                       2,180,000        2,203,638
  7.70%, due 3/1/15                          620,000          617,849
Lear Corp.
  8.75%, due 12/1/16 (d)                   2,681,000          703,762
Tenneco Automotive, Inc.
  8.625%, due 11/15/14                     1,210,000          871,200
  10.25%, due 7/15/13                      1,065,000        1,009,087
                                                       --------------
                                                           26,324,530
                                                       --------------


BANKS 1.2%
 v  GMAC LLC
  6.75%, due 12/1/14 (e)                   8,808,000        6,914,280
  7.25%, due 3/2/11 (e)                    1,836,000        1,679,940
  8.00%, due 11/1/31 (e)                   8,270,000        5,789,000
                                                       --------------
                                                           14,383,220
                                                       --------------

BEVERAGES 0.6%
Constellation Brands, Inc.
  7.25%, due 5/15/17                       2,845,000        2,631,625
  8.375%, due 12/15/14                       890,000          892,225
Cott Beverages USA, Inc.
  8.00%, due 12/15/11                      4,550,000        4,231,500
                                                       --------------
                                                            7,755,350
                                                       --------------

BUILDING MATERIALS 1.0%
Building Materials Corp.
  of America
  7.75%, due 8/1/14                        2,895,000        2,576,550
Compression Polymers Corp.
  10.50%, due 7/1/13                       1,760,000          985,600
Texas Industries, Inc.
  7.25%, due 7/15/13 (e)                   9,605,000        8,692,525
  7.25%, due 7/15/13                         295,000          264,762
                                                       --------------
                                                           12,519,437
                                                       --------------

CHEMICALS 1.1%
Equistar Chemicals, L.P.
  7.55%, due 2/15/26 (d)                   1,460,000          459,900
Millennium America, Inc.
  7.625%, due 11/15/26 (d)                 3,150,000          220,500
Mosaic Global Holdings,
  Inc.
  7.625%, due 12/1/16 (e)                  1,640,000        1,662,550
Nalco Co.
  7.75%, due 11/15/11                      3,150,000        3,150,000
  8.25%, due 5/15/17 (e)                     575,000          577,875
Phibro Animal Health Corp.
  10.00%, due 8/1/13 (e)                   3,655,000        3,216,400
  13.00%, due 8/1/14 (e)                     765,000          657,900
Terra Capital, Inc.
  7.00%, due 2/1/17                        2,645,000        2,416,869
Tronox Worldwide
  LLC/Tronox Finance Corp.
  9.50%, due 12/1/12 (d)                   9,170,000        1,467,200
                                                       --------------
                                                           13,829,194
                                                       --------------

COAL 0.3%
Peabody Energy Corp.
  6.875%, due 3/15/13                      1,010,000          999,900
  7.375%, due 11/1/16                        845,000          798,525
  7.875%, due 11/1/26                      2,235,000        1,927,688
                                                       --------------
                                                            3,726,113
                                                       --------------

COMMERCIAL SERVICES 2.8%
Cardtronics, Inc.
  9.25%, due 8/15/13                       5,815,000        5,204,425
Corrections Corp. of
  America
  7.75%, due 6/1/17                        1,455,000        1,433,175
El Comandante Capital
  Corp. (Escrow Shares)
  (zero coupon), due
  12/31/50 (a)(b)(d)                       2,412,000          173,664
Great Lakes Dredge & Dock
  Corp.
  7.75%, due 12/15/13                      4,854,000        4,162,305
iPayment, Inc.
  9.75%, due 5/15/14                       6,280,000        3,391,200
Knowledge Learning Corp.,
  Inc.
  7.75%, due 2/1/15 (e)                    7,845,000        7,295,850
Language Line, Inc.
  11.125%, due 6/15/12                     5,005,000        4,979,975
Lender Processing
  Services, Inc.
  8.125%, due 7/1/16                       3,380,000        3,312,400
Rural/Metro Operating Co.
  LLC & Rural/Metro
  Delaware, Inc.
  9.875%, due 3/15/15                      4,120,000        3,630,750
Service Corp.
  International
  7.625%, due 10/1/18                      2,210,000        2,049,775
                                                       --------------
                                                           35,633,519
                                                       --------------





M-188    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                           PRINCIPAL
                                              AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
COMPUTERS 0.3%
SunGard Data Systems, Inc.
  4.875%, due 1/15/14                   $  1,030,000   $      911,550
  10.625%, due 5/15/15 (e)                 3,425,000        3,356,500
                                                       --------------
                                                            4,268,050
                                                       --------------

DISTRIBUTION & WHOLESALE 0.4%
ACE Hardware Corp.
  9.125%, due 6/1/16 (e)                   4,490,000        4,411,425
                                                       --------------


DIVERSIFIED FINANCIAL SERVICES 3.1%
 v  American Real Estate
  Partners, L.P./American
  Real Estate Finance
  Corp.
  7.125%, due 2/15/13                     13,150,000       11,867,875
  8.125%, due 6/1/12                       7,680,000        7,065,600
AmeriCredit Corp.
  8.50%, due 7/1/15                        4,832,000        4,493,760
Harley-Davidson Funding
  Corp.
  5.25%, due 12/15/12 (e)                    255,000          238,902
  6.80%, due 6/15/18 (e)                   7,510,000        6,515,811
Janus Capital Group, Inc.
  6.125%, due 9/15/11                      1,275,000        1,204,556
  6.95%, due 6/15/17                       2,675,000        2,336,024
LaBranche & Co., Inc.
  11.00%, due 5/15/12                      3,270,000        2,979,788
Nuveen Investments, Inc.
  5.00%, due 9/15/10                       1,430,000        1,308,450
Pinnacle Foods Finance
  LLC/Pinnacle Foods
  Finance Corp.
  9.25%, due 4/1/15                          355,000          321,275
Ucar Finance, Inc.
  10.25%, due 2/15/12                        193,000          182,385
                                                       --------------
                                                           38,514,426
                                                       --------------

ELECTRIC 3.7%
AES Corp. (The)
  8.75%, due 5/15/13 (e)                     605,000          614,075
  9.75%, due 4/15/16 (e)                   4,265,000        4,318,313
Calpine Construction
  Finance Co., L.P. and
  CCFC Finance Corp.
  8.00%, due 6/1/16 (e)                    8,935,000        8,555,262
Energy Future Holdings
  Corp.
  10.875%, due 11/1/17                     7,845,000        5,726,850
ESI Tractebel Acquisition
  Corp.
  Class B
  7.99%, due 12/30/11                        840,000          816,900
Ipalco Enterprises, Inc.
  7.25%, due 4/1/16 (e)                    1,260,000        1,203,300
NRG Energy, Inc.
  7.25%, due 2/1/14                        4,775,000        4,631,750
  7.375%, due 2/1/16                         345,000          326,456
Orion Power Holdings, Inc.
  12.00%, due 5/1/10                       3,125,000        3,234,375
PNM Resources, Inc.
  9.25%, due 5/15/15                       2,825,000        2,616,656
Public Service Co. of New
  Mexico
  7.95%, due 5/15/18                       2,305,000        2,237,782
Reliant Energy Mid-
  Atlantic Power Holdings
  LLC
  Series C
  9.681%, due 7/2/26                       1,190,000        1,124,550
RRI Energy, Inc.
  7.625%, due 6/15/14                      1,700,000        1,555,500
  7.875%, due 6/15/17                      9,665,000        8,650,175
Western Resources, Inc.
  7.125%, due 8/1/09                         855,000          854,666
                                                       --------------
                                                           46,466,610
                                                       --------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.4%
Belden, Inc.
  9.25%, due 6/15/19 (e)                   4,810,000        4,659,688
                                                       --------------


ENERGY--ALTERNATE SOURCES 0.0%++
Salton Sea Funding Corp.
  Series E
  8.30%, due 5/30/11 (a)                       2,034            2,029
                                                       --------------


ENTERTAINMENT 2.6%
Chukchansi Economic
  Development Authority
  8.00%, due 11/15/13 (e)                  2,105,000        1,410,350
FireKeepers Development
  Authority
  13.875%, due 5/1/15 (e)                  1,115,000        1,028,588
Isle of Capri Casinos,
  Inc.
  7.00%, due 3/1/14                        3,886,000        3,128,230
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14                       5,985,000        4,967,550
Mohegan Tribal Gaming
  Authority
  6.375%, due 7/15/09                      3,165,000        3,085,875
  8.00%, due 4/1/12                        2,986,000        2,269,360
Penn National Gaming, Inc.
  6.75%, due 3/1/15                        5,635,000        5,127,850
  6.875%, due 12/1/11                      3,200,000        3,136,000
Pinnacle Entertainment,
  Inc.
  7.50%, due 6/15/15                         475,000          406,125
  8.75%, due 10/1/13                       5,135,000        5,160,675
Speedway Motorsports, Inc.
  8.75%, due 6/1/16 (e)                    2,985,000        3,022,312


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-189

                                           PRINCIPAL
                                              AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
ENTERTAINMENT (CONTINUED)
United Artists Theatre
  Circuit, Inc.
  Series BA7
  9.30%, due 7/1/15 (a)(b)              $    728,677   $      437,206
                                                       --------------
                                                           33,180,121
                                                       --------------

ENVIRONMENTAL CONTROLS 0.5%
Geo Sub Corp.
  11.00%, due 5/15/12                      8,780,000        6,519,150
                                                       --------------


FINANCE--AUTO LOANS 2.2%
 v  Ford Motor Credit Co.
  LLC
  5.70%, due 1/15/10                       2,115,000        2,041,294
  5.879%, due 6/15/11 (h)                  5,535,000        4,801,613
  7.25%, due 10/25/11                      7,655,000        6,621,101
  7.875%, due 6/15/10                      4,635,000        4,402,624
  8.00%, due 6/1/14                       10,630,000        8,600,924
  8.00%, due 12/15/16                        155,000          118,502
  12.00%, due 5/15/15                      1,510,000        1,412,087
                                                       --------------
                                                           27,998,145
                                                       --------------

FOOD 1.0%
American Stores Co.
  8.00%, due 6/1/26                        4,495,000        3,921,887
M-Foods Holding, Inc.
  9.75%, due 10/1/13 (e)                   2,605,000        2,507,313
Stater Brothers Holdings
  7.75%, due 4/15/15                       1,895,000        1,819,200
Tyson Foods, Inc.
  7.85%, due 4/1/16                          410,000          395,346
  10.50%, due 3/1/14 (e)                   3,370,000        3,656,450
                                                       --------------
                                                           12,300,196
                                                       --------------

FOREST PRODUCTS & PAPER 1.9%
Bowater, Inc.
  9.375%, due 12/15/21 (d)                 7,854,700        1,138,931
  9.50%, due 10/15/12 (d)                     90,000           13,500
Domtar Corp.
  7.875%, due 10/15/11                     6,570,000        6,405,750
 v  Georgia-Pacific Corp.
  7.00%, due 1/15/15 (e)                   1,615,000        1,510,025
  7.125%, due 1/15/17 (e)                  1,231,000        1,144,830
  7.25%, due 6/1/28                        4,180,000        3,124,550
  7.375%, due 12/1/25                      1,310,000        1,015,250
  7.75%, due 11/15/29                         64,000           50,080
  8.00%, due 1/15/24                       3,469,000        2,948,650
  8.875%, due 5/15/31                      6,895,000        5,964,175
                                                       --------------
                                                           23,315,741
                                                       --------------

GAS 0.1%
MXEnergy Holdings, Inc.
  9.134%, due 8/1/11 (h)                   4,140,000        1,656,000
                                                       --------------


HAND & MACHINE TOOLS 0.1%
Baldor Electric Co.
  8.625%, due 2/15/17                        750,000          693,750
Thermadyne Holdings Corp.
  10.00%, due 2/1/14                       1,590,000        1,059,338
                                                       --------------
                                                            1,753,088
                                                       --------------

HEALTH CARE--PRODUCTS 2.0%
Biomet, Inc.
  10.00%, due 10/15/17                     4,835,000        4,919,613
  11.625%, due 10/15/17                    3,460,000        3,390,800
Hanger Orthopedic Group,
  Inc.
  10.25%, due 6/1/14                       5,215,000        5,384,487
Invacare Corp.
  9.75%, due 2/15/15                       4,890,000        4,938,900
ReAble Therapeutics
  Finance LLC/ReAble
  Therapeutics Finance
  Corp.
  11.75%, due 11/15/14                     5,065,000        3,672,125
VWR Funding, Inc.
  Series B
  10.25%, due 7/15/15 (g)                  3,930,000        3,104,700
                                                       --------------
                                                           25,410,625
                                                       --------------

HEALTH CARE--SERVICES 3.6%
Alliance Imaging, Inc.
  7.25%, due 12/15/12                      2,440,000        2,366,800
  Series B
  7.25%, due 12/15/12                      7,490,000        7,265,300
Centene Corp.
  7.25%, due 4/1/14                        2,660,000        2,440,550
 v  Community Health
  Systems, Inc.
  8.875%, due 7/15/15                      6,105,000        5,982,900
DaVita, Inc.
  6.625%, due 3/15/13                      3,950,000        3,722,875
 v  HCA, Inc.
  6.30%, due 10/1/12                       5,123,000        4,700,352
  6.375%, due 1/15/15                      1,661,000        1,349,563
  6.75%, due 7/15/13                       3,095,000        2,723,600
  8.50%, due 4/15/19 (e)                   1,470,000        1,440,600
  8.75%, due 9/1/10                        1,010,000        1,012,525
  9.00%, due 12/15/14                        440,000          364,693
  9.875%, due 2/15/17 (e)                  1,035,000        1,045,350
Psychiatric Solutions,
  Inc.
  7.75%, due 7/15/15                       2,490,000        2,278,350
Skilled Healthcare Group,
  Inc.
  11.00%, due 1/15/14                      1,904,000        1,951,600



M-190    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                           PRINCIPAL
                                              AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
HEALTH CARE--SERVICES (CONTINUED)
Sun Healthcare Group, Inc.
  9.125%, due 4/15/15                   $  2,180,000   $    2,158,200
Vanguard Health Holding
  Co. II LLC
  9.00%, due 10/1/14                       5,055,000        4,840,162
                                                       --------------
                                                           45,643,420
                                                       --------------

HOLDING COMPANY--DIVERSIFIED 0.3%
Leucadia National Corp.
  8.125%, due 9/15/15                      4,480,000        4,054,400
                                                       --------------


HOUSEHOLD PRODUCTS & WARES 0.4%
Jarden Corp.
  7.50%, due 5/1/17                        3,070,000        2,686,250
Libbey Glass, Inc.
  8.26%, due 6/1/11 (h)                    3,500,000        2,170,000
                                                       --------------
                                                            4,856,250
                                                       --------------

INSURANCE 2.0%
Crum & Forster Holdings
  Corp.
  7.75%, due 5/1/17                       11,475,000        9,954,563
HUB International
  Holdings, Inc.
  9.00%, due 12/15/14 (e)                  9,160,000        7,476,850
Lumbermens Mutual Casualty
  Co.
  8.45%, due 12/1/97
  (d)(e)                                     555,000            4,856
  9.15%, due 7/1/26 (d)(e)                12,235,000          107,056
USI Holdings Corp.
  4.758%, due 11/15/14
  (e)(h)                                   2,080,000        1,352,000
  9.75%, due 5/15/15 (e)                   3,675,000        2,462,250
Willis North America, Inc.
  5.625%, due 7/15/15                        395,000          346,666
  6.20%, due 3/28/17                       4,215,000        3,732,728
                                                       --------------
                                                           25,436,969
                                                       --------------

INTERNET 0.5%
Expedia, Inc.
  7.456%, due 8/15/18                      1,100,000        1,045,000
  8.50%, due 7/1/16 (e)                    4,795,000        4,603,200
                                                       --------------
                                                            5,648,200
                                                       --------------

IRON & STEEL 0.5%
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                      4,420,000        3,885,971
Allegheny Technologies,
  Inc.
  8.375%, due 12/15/11                        85,000           89,877
  9.375%, due 6/1/19                       2,600,000        2,755,238
                                                       --------------
                                                            6,731,086
                                                       --------------

LEISURE TIME 0.2%
Town Sports International
  Holdings, Inc.
  11.00%, due 2/1/14                       5,570,000        2,854,625
                                                       --------------

LODGING 1.6%
Boyd Gaming Corp.
  7.75%, due 12/15/12                      5,185,000        4,822,050
Gaylord Entertainment Co.
  6.75%, due 11/15/14                        660,000          493,350
  8.00%, due 11/15/13                        451,000          384,478
MGM Mirage, Inc.
  11.125%, due 11/15/17
  (e)                                      1,475,000        1,563,500
  13.00%, due 11/15/13 (e)                   350,000          383,250
MTR Gaming Group, Inc.
  Series B
  9.00%, due 6/1/12                        1,910,000        1,308,350
  9.75%, due 4/1/10                        3,035,000        2,906,012
San Pasqual Casino
  8.00%, due 9/15/13 (e)                   1,815,000        1,470,150
Seminole Hard Rock
  Entertainment,
  Inc./Seminole Hard Rock
  International LLC
  3.129%, due 3/15/14
  (e)(h)                                   3,760,000        2,594,400
Sheraton Holding Corp.
  7.375%, due 11/15/15                       685,000          630,200
Starwood Hotels & Resorts
  Worldwide, Inc.
  6.25%, due 2/15/13                       1,725,000        1,604,250
  7.875%, due 5/1/12                       2,059,000        2,020,394
                                                       --------------
                                                           20,180,384
                                                       --------------

MEDIA 2.9%
 v  Charter Communications

  Operating LLC
  10.00%, due 4/30/12 (e)                  8,144,000        7,838,600
  10.375%, due 4/30/14 (e)                 2,725,000        2,609,187
CSC Holdings, Inc.
  8.50%, due 4/15/14 (e)                   6,575,000        6,517,469
CW Media Holdings, Inc.
  13.50%, due 8/15/15
  (e)(g)                                   1,665,000        1,300,781
HSN, Inc.
  11.25%, due 8/1/16 (e)                   5,075,000        4,675,344
ION Media Networks, Inc.
  9.041%, due 1/15/13
  (d)(e)(g)(h)                             2,045,073           20,451
LBI Media, Inc.
  8.50%, due 8/1/17 (e)                      745,000          392,056
Morris Publishing Group
  LLC
  7.00%, due 8/1/13 (d)                    7,300,000          365,000
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (e)                    2,940,000        2,962,050
  10.375%, due 9/1/14 (e)                  8,515,000        8,823,669
Vertis, Inc.
  18.50%, due 10/1/12 (g)                  3,323,311          735,283


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-191

                                           PRINCIPAL
                                              AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
MEDIA (CONTINUED)
Ziff Davis Media, Inc.
  8.801%, due 7/15/11
  (a)(b)(g)(h)                          $  1,073,788   $      408,039
                                                       --------------
                                                           36,647,929
                                                       --------------

METAL FABRICATE & HARDWARE 0.3%
Mueller Water Products,
  Inc.
  7.375%, due 6/1/17                       2,705,000        1,994,938
Neenah Foundary Co.
  9.50%, due 1/1/17                        5,355,000        1,178,100
                                                       --------------
                                                            3,173,038
                                                       --------------

MINING 0.9%
Freeport-McMoRan Copper &
  Gold, Inc.
  8.375%, due 4/1/17                      10,650,000       10,729,875
                                                       --------------


MISCELLANEOUS--MANUFACTURING 1.1%
Actuant Corp.
  6.875%, due 6/15/17                      3,695,000        3,362,450
Polypore, Inc.
  8.75%, due 5/15/12                       3,709,000        3,287,101
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14                        5,315,000        4,544,325
Sally Holdings LLC
  9.25%, due 11/15/14                      2,350,000        2,338,250
                                                       --------------
                                                           13,532,126
                                                       --------------

OIL & GAS 7.6%
Chaparral Energy, Inc.
  8.50%, due 12/1/15                       5,480,000        3,397,600
  8.875%, due 2/1/17                       6,530,000        4,048,600
Chesapeake Energy Corp.
  6.50%, due 8/15/17                       9,215,000        7,740,600
  6.625%, due 1/15/16                      1,590,000        1,395,225
  6.875%, due 11/15/20                     1,355,000        1,090,775
Forest Oil Corp.
  7.25%, due 6/15/19                       4,955,000        4,434,725
  7.75%, due 5/1/14                           95,000           91,200
  8.00%, due 12/15/11                      3,625,000        3,606,875
Hilcorp Energy I,
  L.P./Hilcorp Finance Co.
  7.75%, due 11/1/15 (e)                   3,520,000        2,974,400
  9.00%, due 6/1/16 (e)                    2,895,000        2,518,650
Holly Corp.
  9.875%, due 6/15/17 (e)                  4,060,000        3,938,200
Kerr-McGee Corp.
  6.95%, due 7/1/24                        2,665,000        2,472,787
  7.875%, due 9/15/31                        670,000          653,787
Linn Energy LLC
  9.875%, due 7/1/18                       3,930,000        3,478,050
  11.75%, due 5/15/17 (e)                  3,330,000        3,238,425
Mariner Energy, Inc.
  7.50%, due 4/15/13                       3,115,000        2,834,650
  8.00%, due 5/15/17                       1,570,000        1,303,100
Newfield Exploration Co.
  6.625%, due 9/1/14                         645,000          594,206
  6.625%, due 4/15/16                      4,315,000        3,894,288
  7.125%, due 5/15/18                         35,000           31,806
Penn Virginia Corp.
  10.375%, due 6/15/16                     2,400,000        2,442,000
PetroHawk Energy Corp.
  10.50%, due 8/1/14 (e)                   3,615,000        3,696,338
Petroquest Energy, Inc.
  10.375%, due 5/15/12                     5,180,000        4,480,700
Plains Exploration &
  Production Co.
  7.625%, due 6/1/18                         172,000          154,370
  10.00%, due 3/1/16                       4,640,000        4,767,600
Pride International, Inc.
  7.375%, due 7/15/14                      3,710,000        3,682,175
Range Resources Corp.
  7.375%, due 7/15/13                        205,000          201,156
  8.00%, due 5/15/19                       2,980,000        2,931,575
SandRidge Energy, Inc.
  8.00%, due 6/1/18 (e)                    2,820,000        2,411,100
Stone Energy Corp.
  6.75%, due 12/15/14                      5,560,000        3,502,800
  8.25%, due 12/15/11                        755,000          619,100
United Refining Co.
  10.50%, due 8/15/12                      2,315,000        1,805,700
Venoco, Inc.
  8.75%, due 12/15/11                      2,050,000        1,860,375
W&T Offshore, Inc.
  8.25%, due 6/15/14 (e)                   3,155,000        2,429,350
Whiting Petroleum Corp.
  7.00%, due 2/1/14                        4,995,000        4,632,862
  7.25%, due 5/1/13                        1,855,000        1,757,613
                                                       --------------
                                                           95,112,763
                                                       --------------

OIL & GAS SERVICES 1.1%
Allis-Chalmers Energy,
  Inc.
  8.50%, due 3/1/17                        1,788,000        1,197,960
  9.00%, due 1/15/14                       2,118,000        1,503,780
Complete Production
  Services, Inc.
  8.00%, due 12/15/16                      3,815,000        3,261,825
Helix Energy Solutions
  Group, Inc.
  9.50%, due 1/15/16 (e)                   1,065,000          971,812
Parker Drilling Co.
  9.625%, due 10/1/13                      6,770,000        6,262,250
                                                       --------------
                                                           13,197,627
                                                       --------------




M-192    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                           PRINCIPAL
                                              AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
PACKAGING & CONTAINERS 0.9%
Ball Corp.
  6.875%, due 12/15/12                  $  3,190,000   $    3,166,075
Owens-Brockway Glass
  Container, Inc.
  6.75%, due 12/1/14                       4,035,000        3,853,425
  7.375%, due 5/15/16 (e)                  1,750,000        1,697,500
Silgan Holdings, Inc.
  7.25%, due 8/15/16 (e)                   2,295,000        2,203,200
                                                       --------------
                                                           10,920,200
                                                       --------------

PHARMACEUTICALS 0.7%
Catalent Pharma Solutions,
  Inc.
  10.25%, due 4/15/15 (g)                  6,245,000        3,255,206
NBTY, Inc.
  7.125%, due 10/1/15                      2,500,000        2,337,500
Valeant Pharmaceuticals
  International
  8.375%, due 6/15/16 (e)                  1,585,000        1,573,113
Warner Chilcott Corp.
  8.75%, due 2/1/15                        1,125,000        1,119,375
                                                       --------------
                                                            8,285,194
                                                       --------------

PIPELINES 3.4%
ANR Pipeline Co.
  7.375%, due 2/15/24
  11.50%, beginning
  11/1/11                                    395,000          419,065
  9.625%, due 11/1/21                      7,515,000       10,629,712
Cedar Brakes II LLC
  9.875%, due 9/1/13 (e)                   3,824,041        3,887,941
Copano Energy LLC
  8.125%, due 3/1/16                       2,260,000        2,124,400
Copano Energy LLC/Copano
  Energy Finance Corp.
  7.75%, due 6/1/18                        5,145,000        4,643,362
El Paso Natural Gas Co.
  7.50%, due 11/15/26                      1,435,000        1,419,320
  7.625%, due 8/1/10                       3,975,000        3,956,500
MarkWest Energy Partners,
  L.P./MarkWest Energy
  Finance Corp.
  Series B
  6.875%, due 11/1/14                      4,050,000        3,381,750
  8.50%, due 7/15/16                       6,065,000        5,215,900
  8.75%, due 4/15/18                         830,000          717,950
Northwest Pipeline Corp.
  7.125%, due 12/1/25                      2,195,000        2,125,252
Regency Energy Partners,
  L.P./Regency Energy
  Finance Corp.
  8.375%, due 12/15/13                     1,981,000        1,911,665
Southern Natural Gas Co.
  7.35%, due 2/15/31                       1,190,000        1,156,931
Tennessee Gas Pipeline Co.
  7.625%, due 4/1/37                       1,005,000        1,017,869
                                                       --------------
                                                           42,607,617
                                                       --------------

REAL ESTATE INVESTMENT TRUSTS 1.7%
Host Hotels & Resorts,
  L.P.
  6.875%, due 11/1/14                      2,145,000        1,930,500
Host Marriott, L.P.
  6.375%, due 3/15/15                      2,675,000        2,313,875
  Series Q
  6.75%, due 6/1/16                        5,735,000        4,975,112
Omega Healthcare
  Investors, Inc.
  7.00%, due 4/1/14                        5,200,000        4,745,000
Trustreet Properties, Inc.
  7.50%, due 4/1/15                        6,700,000        6,880,056
                                                       --------------
                                                           20,844,543
                                                       --------------

RETAIL 1.7%
Asbury Automotive Group,
  Inc.
  7.625%, due 3/15/17                        675,000          479,250
Limited Brands, Inc.
  8.50%, due 6/15/19 (e)                   2,310,000        2,213,186
Penske Auto Group, Inc.
  7.75%, due 12/15/16                      2,629,000        2,122,917
Rite Aid Corp.
  7.50%, due 3/1/17                        1,015,000          794,238
  8.625%, due 3/1/15                       5,815,000        3,866,975
  9.375%, due 12/15/15                       155,000          102,300
  9.50%, due 6/15/17                       3,080,000        2,002,000
  9.75%, due 6/12/16 (e)                     388,000          388,000
Star Gas Partners,
  L.P./Star
  Gas Finance Co.
  Series B
  10.25%, due 2/15/13                      5,010,000        4,909,800
Susser Holdings LLC/Susser
  Finance Corp.
  10.625%, due 12/15/13                    3,375,000        3,383,437
Wendy's International,
  Inc.
  6.25%, due 11/15/11                      1,065,000        1,025,063
                                                       --------------
                                                           21,287,166
                                                       --------------

SOFTWARE 0.5%
Open Solutions, Inc.
  9.75%, due 2/1/15 (e)                    3,760,000        1,541,600
SS&C Technologies, Inc.
  11.75%, due 12/1/13                      5,405,000        5,296,900
                                                       --------------
                                                            6,838,500
                                                       --------------

TELECOMMUNICATIONS 4.1%
American Tower Corp.
  7.25%, due 5/15/19 (e)                   1,545,000        1,494,787


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-193

                                           PRINCIPAL
                                              AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
CC Holdings GS V LLC/Crown
  Castle GS III Corp.
  7.75%, due 5/1/17 (e)                 $  8,745,000   $    8,526,375
Centennial Cellular
  Operating Co./Centennial
  Communications Corp.
  10.125%, due 6/15/13                     6,655,000        6,862,969
Centennial Communications
  Corp./Cellular Operating
  Co. LLC/Puerto Rico
  Operations
  8.125%, due 2/1/14                         605,000          618,613
Crown Castle International
  Corp.
  9.00%, due 1/15/15                         940,000          956,450
DigitalGlobe, Inc.
  10.50%, due 5/1/14 (e)                   2,820,000        2,918,700
GCI, Inc.
  7.25%, due 2/15/14                       3,390,000        3,093,375
Intelsat Holdings, Ltd.
  8.875%, due 1/15/15                      1,415,000        1,287,750
iPCS, Inc.
  3.153%, due 5/1/13 (h)                   1,525,000        1,204,750
Lucent Technologies, Inc.
  6.45%, due 3/15/29                      15,410,000        8,745,175
  6.50%, due 1/15/28                       3,410,000        1,909,600
PAETEC Holding Corp.
  9.50%, due 7/15/15                         180,000          156,150
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11                         290,000          281,300
Qwest Corp.
  7.25%, due 9/15/25                         920,000          703,800
  7.50%, due 10/1/14                       1,655,000        1,578,456
  8.875%, due 3/15/12                      4,820,000        4,856,150
Sprint Nextel Corp.
  6.00%, due 12/1/16                       2,074,000        1,695,495
Virgin Media Finance PLC
  9.50%, due 8/15/16                       4,930,000        4,856,050
                                                       --------------
                                                           51,745,945
                                                       --------------

TEXTILES 1.1%
 v  INVISTA
  9.25%, due 5/1/12 (e)                   14,065,000       13,256,262
                                                       --------------


TRANSPORTATION 0.5%
KAR Holdings, Inc.
  8.75%, due 5/1/14                        2,175,000        1,865,063
  10.00%, due 5/1/15                       6,060,000        4,969,200
                                                       --------------
                                                            6,834,263
                                                       --------------

TRUCKING & LEASING 0.2%
Greenbrier Cos., Inc.
  8.375%, due 5/15/15                      3,715,000        2,080,400
                                                       --------------
Total Corporate Bonds
  (Cost $953,775,729)                                     848,489,649
                                                       --------------



FOREIGN BOND 0.4%
---------------------------------------------------------------------

MEDIA 0.4%
Shaw Communications, Inc.
  7.50%, due 11/20/13                  C$  5,470,000        5,243,939
                                                       --------------
Total Foreign Bond
  (Cost $4,307,574)                                         5,243,939
                                                       --------------



LOAN ASSIGNMENTS & PARTICIPATIONS 9.2% (I)
---------------------------------------------------------------------

AEROSPACE & DEFENSE 0.2%
DAE Aviation Holdings,
  Inc.
  Tranche B1 Term Loan
  4.444%, due 7/31/14                   $  1,963,893        1,502,378
  Tranche B2 Term Loan
  4.79%, due 7/31/14                       1,926,194        1,473,538
                                                       --------------
                                                            2,975,916
                                                       --------------

AUTOMOBILE 1.8%
DaimlerChrysler Financial
  Services Americas LLC
  2nd Lien Term Loan
  6.84%, due 8/3/12                       10,195,000        8,378,108
Ford Motor Co.
  Term Loan
  3.32%, due 12/16/13                      8,960,000        6,460,160
Navistar International
  Corp.
  Term Loan B
  3.56%, due 1/19/12                       6,600,000        5,680,125
  Revolver
  3.618%, due 1/19/12                      2,400,000        2,065,500
                                                       --------------
                                                           22,583,893
                                                       --------------

BROADCASTING 1.0%
 v  Charter Communications

  Operating LLC
  Replacement Term Loan
  6.25%, due 3/6/14                        5,222,045        4,703,105
Nielsen Finance LLC
  Class A Term Loan
  2.321%, due 7/10/09                      8,787,919        7,892,043
                                                       --------------
                                                           12,595,148
                                                       --------------




M-194    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                           PRINCIPAL
                                              AMOUNT            VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
BUILDINGS & REAL ESTATE 0.3%
LNR Property Corp.
  Term Loan A1
  3.82%, due 7/12/09                    $    805,200   $      356,301
  Initial Tranche B Term
  Loan
  3.82%, due 7/12/11                       6,107,200        3,059,707
                                                       --------------
                                                            3,416,008
                                                       --------------

ELECTRONICS 0.3%
Sungard Data Systems, Inc.
  Tranche A
  1.00%, due 2/28/14                       4,476,766        4,141,009
                                                       --------------


FINANCE 0.5%
Lender Processing
  Services, Inc.
  Term Loan A
  2.81%, due 7/2/13                        6,375,000        6,247,500
                                                       --------------


HEALTHCARE, EDUCATION & CHILDCARE 2.2%
Capella Healthcare, Inc.
  1st Lien Term Loan
  5.75%, due 3/2/15                        2,626,750        2,429,744
 v  Community Health
  Systems, Inc.
  Delayed Draw Term Loan
  2.56%, due 7/25/14                         592,534          532,338
  Term Loan
  2.898%, due 7/25/14                      8,314,866        7,470,150
 v  HCA, Inc.
  Term Loan A
  2.348%, due 11/16/12                     2,221,987        2,014,371
  Term Loan B
  2.848%, due 11/18/13                     8,578,631        7,730,299
Talecris Biotherapeutics,
  Inc.
  1st Lien Term Loan
  4.42%, due 12/6/13                       2,359,500        2,129,449
  2nd Lien Term Loan
  7.42%, due 12/6/14                       6,440,000        5,731,600
                                                       --------------
                                                           28,037,951
                                                       --------------

MACHINERY 0.1%
BHM Technologies LLC
  Exit Term Loan
  (zero coupon), due
  11/26/10 (a)(b)                            478,195          465,643
  Exit Term Loan B
  (zero coupon), due
  11/26/10 (a)(b)                          2,641,153          429,187
                                                       --------------
                                                              894,830
                                                       --------------

RETAIL STORE 0.4%
Toys 'R' Us (Delaware),
  Inc.
  Term Loan
  5.315%, due 1/19/13                      5,870,000        4,666,650
                                                       --------------

TELECOMMUNICATIONS 0.4%
Qwest Corp.
  Term Loan B
  6.95%, due 6/30/10                       4,250,000        4,244,688
                                                       --------------


UTILITIES 2.0%
Calpine Corp.
  First Priority Term Loan
  3.475%, due 3/29/14                     12,419,728       10,967,315
 v  TXU Corp.
  Term Loan B2
  3.821%, due 10/10/14                    10,478,363        7,469,763
  Term Loan B3
  3.821%, due 10/10/14                     9,260,910        6,599,556
                                                       --------------
                                                           25,036,634
                                                       --------------
Total Loan Assignments &
  Participations
  (Cost $135,632,018)                                     114,840,227
                                                       --------------



YANKEE BONDS 9.6% (j)
---------------------------------------------------------------------

BUILDING MATERIALS 0.2%
Lafarge S.A.
  6.50%, due 7/15/16                       3,245,000        2,983,706
                                                       --------------


CHEMICALS 0.2%
Nova Chemicals Corp.
  4.538%, due 11/15/13 (h)                 2,965,000        2,453,538
                                                       --------------


COMMERCIAL SERVICES 0.1%
Quebecor World, Inc.
  8.75%, due 3/15/16
  (d)(e)                                     150,000           13,500
  9.75%, due 1/15/15
  (d)(e)                                   8,530,000          767,700
                                                       --------------
                                                              781,200
                                                       --------------

DIVERSIFIED TELECOMMUNICATION SERVICES 0.3%
Digicel, Ltd.
  9.25%, due 9/1/12 (e)                    3,730,000        3,618,100
                                                       --------------


ELECTRIC 0.4%
Intergen N.V.
  9.00%, due 6/30/17 (e)                   4,950,000        4,690,125
                                                       --------------


ELECTRONICS 0.6%
NXP B.V./NXP Funding LLC
  7.875%, due 10/15/14                    15,540,000        7,070,700
                                                       --------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-195

                                           PRINCIPAL
                                              AMOUNT            VALUE
YANKEE BONDS (CONTINUED)
ENTERTAINMENT 0.3%
Galaxy Entertainment
  Finance Co., Ltd.
  9.875%, due 12/15/12 (e)              $  5,380,000   $    4,519,200
                                                       --------------


FOREST PRODUCTS & PAPER 0.5%
Catalyst Paper Corp.
  Series D
  8.625%, due 6/15/11                      1,930,000        1,158,000
Smurfit Capital Funding
  PLC
  7.50%, due 11/20/25                      7,545,000        5,394,675
                                                       --------------
                                                            6,552,675
                                                       --------------

HEALTH CARE--PRODUCTS 0.5%
DJO Finance LLC/DJO
  Finance Corp.
  10.875%, due 11/15/14                    7,440,000        6,510,000
                                                       --------------


INSURANCE 0.9%
Allied World Assurance Co.
  Holdings, Ltd.
  7.50%, due 8/1/16                        5,515,000        4,670,030
Fairfax Financial
  Holdings, Ltd.
  7.375%, due 4/15/18                      3,015,000        2,728,575
  7.75%, due 7/15/37                         135,000           90,113
  8.30%, due 4/15/26                       4,645,000        3,437,300
                                                       --------------
                                                           10,926,018
                                                       --------------

LEISURE TIME 0.3%
Willis Group Holdings,
  Ltd. (Trinity
  Acquisition, Ltd.)
  12.875%, due 12/31/16
  (a)(b)(e)                                3,350,000        4,203,707
                                                       --------------


MEDIA 1.9%
CanWest MediaWorks, L.P.
  9.25%, due 8/1/15 (d)(e)                 3,220,000          322,000
Quebecor Media, Inc.
  7.75%, due 3/15/16                      12,140,000       11,001,875
Sun Media Corp.
  7.625%, due 2/15/13                      2,330,000        1,531,975
Videotron Ltee
  9.125%, due 4/15/18 (e)                  7,280,000        7,398,300
  9.125%, due 4/15/18                      3,550,000        3,607,687
                                                       --------------
                                                           23,861,837
                                                       --------------

MISCELLANEOUS--MANUFACTURING 0.1%
Tyco Electronics Group
  S.A.
  5.95%, due 1/15/14                       2,020,000        1,886,423
                                                       --------------


OIL & GAS 0.1%
Husky Energy, Inc.
  5.90%, due 6/15/14                       1,345,000        1,407,072
                                                       --------------


PHARMACEUTICALS 0.2%
Angiotech Pharmaceuticals,
  Inc.
  4.418%, due 12/1/13 (h)                  3,165,000        2,389,575
                                                       --------------


TELECOMMUNICATIONS 2.7%
Inmarsat Finance PLC
  10.375%, due 11/15/12                    6,585,000        6,815,475
Intelsat Subsidiary
  Holding Co., Ltd.
  8.50%, due 1/15/13                       8,385,000        8,049,600
  8.875%, due 1/15/15 (e)                  1,415,000        1,365,475
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13                      8,365,000        8,480,019
Nortel Networks, Ltd.
  10.125%, due 7/15/13 (d)                 1,065,000          362,100
  10.75%, due 7/15/16 (d)                 10,285,000        3,548,325
Rogers Communications,
  Inc.
  8.00%, due 12/15/12                      2,510,000        2,585,300
Satelites Mexicanos S.A.
  de C.V.
  9.348%, due 11/30/11 (h)                 2,800,000        2,226,000
                                                       --------------
                                                           33,432,294
                                                       --------------

TRANSPORTATION 0.3%
CEVA Group PLC
  10.00%, due 9/1/14 (e)                   3,370,000        2,291,600
Kansas City Southern de
  Mexico S.A. de C.V.
  7.375%, due 6/1/14                       1,380,000        1,159,200
                                                       --------------
                                                            3,450,800
                                                       --------------
Total Yankee Bonds
  (Cost $150,215,778)                                     120,736,970
                                                       --------------
Total Long-Term Bonds
  (Cost $1,255,751,141)                                 1,100,155,841
                                                       --------------




                                              SHARES
COMMON STOCKS 0.3%
---------------------------------------------------------------------

MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc. (a)(b)                                172,016            1,720
                                                       --------------


MEDIA 0.0%++
Adelphia Contingent Value
  Vehicle (a)(b)(f)                        2,207,279           22,073
                                                       --------------





M-196    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                              SHARES            VALUE
COMMON STOCKS (CONTINUED)
RETAIL 0.2%
Star Gas Partners, L.P.                      551,930   $    1,970,390
                                                       --------------


SOFTWARE 0.0%++
Quadramed Corp. (a)(f)                        72,760          507,137
                                                       --------------


TELECOMMUNICATIONS 0.1%
Loral Space & Communications, Ltd. (f)        43,194        1,112,246
Remote Dynamics, Inc. (f)                          4                0 (k)
                                                       --------------
                                                            1,112,246
                                                       --------------
Total Common Stocks
  (Cost $7,091,560)                                         3,613,566
                                                       --------------


CONVERTIBLE PREFERRED STOCK 0.3%
---------------------------------------------------------------------

SOFTWARE 0.3%
QuadraMed Corp.
  5.50% (a)(c)                               278,000        4,138,586
                                                       --------------
Total Convertible
  Preferred Stock
  (Cost $6,646,200)                                         4,138,586
                                                       --------------


PREFERRED STOCKS 0.5%
---------------------------------------------------------------------

MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc.
  10.00% (a)(b)                                2,059               21
                                                       --------------


REAL ESTATE INVESTMENT TRUSTS 0.5%
Sovereign Real Estate
  Investment Corp.
  12.00% (a)(e)                                9,000        6,637,500
                                                       --------------
Total Preferred Stocks
  (Cost $10,153,831)                                        6,637,521
                                                       --------------




                                           PRINCIPAL
                                              AMOUNT            VALUE
SHORT-TERM INVESTMENT 9.2%
---------------------------------------------------------------------

REPURCHASE AGREEMENT 9.2%
State Street Bank and
  Trust Co. 0.01%, dated
  6/30/09
  due 7/1/09
  Proceeds at Maturity
  $115,684,117
  (Collateralized by a
  United States
  Treasury Bill with a
  rate of 0.15% and a
  maturity date of
  9/10/09, with a
  Principal Amount of
  $118,035,000 and a
  Market Value of
  117,999,590)                          $115,684,085   $  115,684,085
                                                       --------------
Total Short-Term
  Investment
  (Cost $115,684,085)                                     115,684,085
                                                       --------------
Total Investments
  (Cost $1,395,326,817)
  (l)                                           98.1%   1,230,229,599
Cash and Other Assets,
  Less Liabilities                               1.9       23,485,468
                                               -----     ------------
Net Assets                                     100.0%  $1,253,715,067
                                               =====     ============





++   Less than one-tenth of a percent.
(a)  Illiquid security.  The total market
     value of these securities at June 30,
     2009 is $17,427,602, which represents
     1.4% of the Portfolio's net assets.
(b)  Fair valued security. The total market
     value of these securities at June 30,
     2009 is $6,142,350, which represents 0.5%
     of the Portfolio's net assets.
(c)  Restricted security.
(d)  Issue in default.
(e)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(f)  Non-income producing security.
(g)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(h)  Floating rate.  Rate shown is the rate in
     effect at June 30, 2009.
(i)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London Inter-Bank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at June 30,
     2009. Floating Rate Loans are generally
     considered restrictive in that the
     Portfolio is ordinarily contractually
     obligated to receive consent from the
     Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.
(j)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(k)  Less than one dollar.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-197

(l)  At June 30, 2009, cost is $1,397,770,382
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  26,742,458
Gross unrealized depreciation       (194,283,241)
                                   -------------
Net unrealized depreciation        $(167,540,783)
                                   =============



The following abbreviation is used in the above portfolio:
C$      Canadian Dollar

The following is a list of the inputs used as of June 30, 2009 for valuing the Portfolio's assets.

ASSET VALUATION INPUTS


                                                   QUOTED
                                                   PRICES
                                                IN ACTIVE      SIGNIFICANT
                                              MARKETS FOR            OTHER     SIGNIFICANT
                                                IDENTICAL       OBSERVABLE    UNOBSERVABLE
                                                   ASSETS           INPUTS          INPUTS
DESCRIPTION                                     (LEVEL 1)        (LEVEL 2)       (LEVEL 3)             TOTAL
Long-Term Bonds
Asset-Backed Security
  Electric                                    $        --   $    6,381,297      $       --    $    6,381,297
                                              -----------   --------------      ----------    --------------
Total Asset-Backed Security                            --        6,381,297              --         6,381,297
                                              -----------   --------------      ----------    --------------
Convertible Bonds
  Insurance                                            --          816,400              --           816,400
  Internet                                             --               --           1,090             1,090
  Real Estate Investment Trusts                        --        1,252,913              --         1,252,913
  Retail                                               --        2,393,356              --         2,393,356
                                              -----------   --------------      ----------    --------------
Total Convertible Bonds                                --        4,462,669           1,090         4,463,759
                                              -----------   --------------      ----------    --------------
Corporate Bonds
  Advertising                                          --       11,876,600              --        11,876,600
  Aerospace & Defense                                  --        5,394,250              --         5,394,250
  Agriculture                                          --        7,082,636              --         7,082,636
  Airlines                                             --        2,772,844              --         2,772,844
  Apparel                                              --        3,754,080              --         3,754,080
  Auto Manufacturers                                   --          483,800              --           483,800
  Auto Parts & Equipment                               --       26,324,530              --        26,324,530
  Banks                                                --       14,383,220              --        14,383,220
  Beverages                                            --        7,755,350              --         7,755,350
  Building Materials                                   --       12,519,437              --        12,519,437
  Chemicals                                            --       13,829,194              --        13,829,194
  Coal                                                 --        3,726,113              --         3,726,113
  Commercial Services                                  --       35,459,855         173,664        35,633,519
  Computers                                            --        4,268,050              --         4,268,050
  Distribution & Wholesale                             --        4,411,425              --         4,411,425
  Diversified Financial Services                       --       38,514,426              --        38,514,426
  Electric                                             --       46,466,610              --        46,466,610
  Electrical Components & Equipment                    --        4,659,688              --         4,659,688
  Energy--Alternate Sources                            --            2,029              --             2,029
  Entertainment                                        --       32,742,915         437,206        33,180,121
  Environmental Controls                               --        6,519,150              --         6,519,150
  Finance--Auto Loans                                  --       27,998,145              --        27,998,145
  Food                                                 --       12,300,196              --        12,300,196
  Forest Products & Paper                              --       23,315,741              --        23,315,741



M-198    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   QUOTED
                                                   PRICES
                                                IN ACTIVE      SIGNIFICANT
                                              MARKETS FOR            OTHER     SIGNIFICANT
                                                IDENTICAL       OBSERVABLE    UNOBSERVABLE
                                                   ASSETS           INPUTS          INPUTS
DESCRIPTION                                     (LEVEL 1)        (LEVEL 2)       (LEVEL 3)             TOTAL
  Gas                                         $        --   $    1,656,000      $       --    $    1,656,000
  Hand & Machine Tools                                 --        1,753,088              --         1,753,088
  Health Care--Products                                --       25,410,625              --        25,410,625
  Health Care--Services                                --       45,643,420              --        45,643,420
  Holding Company--Diversified                         --        4,054,400              --         4,054,400
  Household Products & Wares                           --        4,856,250              --         4,856,250
  Insurance                                            --       25,436,969              --        25,436,969
  Internet                                             --        5,648,200              --         5,648,200
  Iron & Steel                                         --        6,731,086              --         6,731,086
  Leisure Time                                         --        2,854,625              --         2,854,625
  Lodging                                              --       20,180,384              --        20,180,384
  Media                                                --       36,239,890         408,039        36,647,929
  Metal Fabricate & Hardware                           --        3,173,038              --         3,173,038
  Mining                                               --       10,729,875              --        10,729,875
  Miscellaneous--Manufacturing                         --       13,532,126              --        13,532,126
  Oil & Gas                                            --       95,112,763              --        95,112,763
  Oil & Gas Services                                   --       13,197,627              --        13,197,627
  Packaging & Containers                               --       10,920,200              --        10,920,200
  Pharmaceuticals                                      --        8,285,194              --         8,285,194
  Pipelines                                            --       42,607,617              --        42,607,617
  Real Estate Investment Trusts                        --       20,844,543              --        20,844,543
  Retail                                               --       21,287,166              --        21,287,166
  Software                                             --        6,838,500              --         6,838,500
  Telecommunications                                   --       51,745,945              --        51,745,945
  Textiles                                             --       13,256,262              --        13,256,262
  Transportation                                       --        6,834,263              --         6,834,263
  Trucking & Leasing                                   --        2,080,400              --         2,080,400
                                              -----------   --------------      ----------    --------------
Total Corporate Bonds                                  --      847,470,740       1,018,909       848,489,649
                                              -----------   --------------      ----------    --------------
Foreign Bond
  Media                                                --        5,243,939              --         5,243,939
                                              -----------   --------------      ----------    --------------
Total Foreign Bond                                     --        5,243,939              --         5,243,939
                                              -----------   --------------      ----------    --------------
Loan Assignments & Participations
  Aerospace & Defense                                  --        2,975,916              --         2,975,916
  Automobile                                           --       22,583,893              --        22,583,893
  Broadcasting                                         --       12,595,148              --        12,595,148
  Buildings & Real Estate                              --        3,416,008              --         3,416,008
  Electronics                                          --        4,141,009              --         4,141,009
  Finance                                              --        6,247,500              --         6,247,500
  Healthcare, Education & Childcare                    --       28,037,951              --        28,037,951
  Machinery                                            --               --         894,830           894,830
  Retail Store                                         --        4,666,650              --         4,666,650
  Telecommunications                                   --        4,244,688              --         4,244,688
  Utilities                                            --       25,036,634              --        25,036,634
                                              -----------   --------------      ----------    --------------
Total Loan Assignments & Participations                --      113,945,397         894,830       114,840,227
                                              -----------   --------------      ----------    --------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-199

                                                   QUOTED
                                                   PRICES
                                                IN ACTIVE      SIGNIFICANT
                                              MARKETS FOR            OTHER     SIGNIFICANT
                                                IDENTICAL       OBSERVABLE    UNOBSERVABLE
                                                   ASSETS           INPUTS          INPUTS
DESCRIPTION                                     (LEVEL 1)        (LEVEL 2)       (LEVEL 3)             TOTAL
Yankee Bonds
  Building Materials                          $        --   $    2,983,706      $       --    $    2,983,706
  Chemicals                                            --        2,453,538              --         2,453,538
  Commercial Services                                  --          781,200              --           781,200
  Diversified Telecommunication Services               --        3,618,100              --         3,618,100
  Electric                                             --        4,690,125              --         4,690,125
  Electronics                                          --        7,070,700              --         7,070,700
  Entertainment                                        --        4,519,200              --         4,519,200
  Forest Products & Paper                              --        6,552,675              --         6,552,675
  Health Care--Products                                --        6,510,000              --         6,510,000
  Insurance                                            --       10,926,018              --        10,926,018
  Leisure Time                                         --               --       4,203,707         4,203,707
  Media                                                --       23,861,837              --        23,861,837
  Miscellaneous--Manufacturing                         --        1,886,423              --         1,886,423
  Oil & Gas                                            --        1,407,072              --         1,407,072
  Pharmaceuticals                                      --        2,389,575              --         2,389,575
  Telecommunications                                   --       33,432,294              --        33,432,294
  Transportation                                       --        3,450,800              --         3,450,800
                                              -----------   --------------      ----------    --------------
Total Yankee Bonds                                     --      116,533,263       4,203,707       120,736,970
                                              -----------   --------------      ----------    --------------
Total Long-Term Bonds                                  --    1,094,037,305       6,118,536     1,100,155,841
                                              -----------   --------------      ----------    --------------
Common Stocks
  Machinery                                            --               --           1,720             1,720
  Media                                                --               --          22,073            22,073
  Retail                                        1,970,390               --              --         1,970,390
  Software                                        507,137               --              --           507,137
  Telecommunications                            1,112,246               --              --         1,112,246
                                              -----------   --------------      ----------    --------------
Total Common Stocks                             3,589,773               --          23,793         3,613,566
                                              -----------   --------------      ----------    --------------
Convertible Preferred Stock
  Software                                      4,138,586               --              --         4,138,586
                                              -----------   --------------      ----------    --------------
Total Convertible Preferred Stock               4,138,586               --              --         4,138,586
                                              -----------   --------------      ----------    --------------
Preferred Stocks
  Machinery                                            --               --              21                21
  Real Estate Investment Trusts                 6,637,500               --              --         6,637,500
                                              -----------   --------------      ----------    --------------
Total Preferred Stocks                          6,637,500               --              21         6,637,521
                                              -----------   --------------      ----------    --------------
Short-Term Investment
  Repurchase Agreement                                 --      115,684,085              --       115,684,085
                                              -----------   --------------      ----------    --------------
Total Short-Term Investment                            --      115,684,085              --       115,684,085
                                              -----------   --------------      ----------    --------------
TOTAL                                         $14,365,859   $1,209,721,390      $6,142,350    $1,230,229,599
                                              ===========   ==============      ==========    ==============




The Portfolio did not hold other financial instruments as of June 30, 2009.



M-200    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.


                         BALANCE                                 CHANGE IN                                   NET         NET
                           AS OF     ACCRUED                    UNREALIZED                             TRANSFERS   TRANSFERS
 INVESTMENTS IN     DECEMBER 31,   DISCOUNTS      REALIZED    APPRECIATION          NET           NET      IN TO         OUT
 SECURITIES                 2008  (PREMIUMS)   GAIN (LOSS)  (DEPRECIATION)    PURCHASES         SALES    LEVEL 3  OF LEVEL 3
Long-Term Bonds
  Corporate Bonds
     Commercial
       Services      $  173,664    $       0  $          0    $        0    $         0  $          0      $0         $0
     Entertainment      460,734        7,682         8,697          (694)             0       (39,213)      0          0
     Media            1,152,124            0       108,671      (655,704)        61,824      (258,876)      0          0
  Convertible
     Bonds
     Internet             1,090            0             0             0              0             0       0          0
  Loan Assignments
     &
     Participa-
     tions
     Machinery        2,244,442      (34,619)            0      (906,090)     7,438,698    (7,847,601)      0          0
  Yankee Bonds
     Leisure Time             0            0             0       853,707      3,350,000             0       0          0
  Common Stocks
     Advertising             33            0           (33)            0              0             0       0          0
     Commercial
       Services          16,274            0    (5,090,593)    5,074,319              0             0       0          0
     Machinery            1,720            0             0             0              0             0       0          0
     Media            1,413,205            0    (4,655,813)    3,264,681              0             0       0          0
  Preferred Stocks
     Machinery               21            0             0             0              0             0       0          0
  Warrants
     Media               11,201            0          (979)      (10,222)             0             0       0          0
                     ----------    ---------  ------------    ----------    -----------  ------------      --         --
TOTAL                $5,474,508     ($26,937)  ($9,630,050)   $7,619,997    $10,850,522   ($8,145,690)     $0         $0
                     ==========    =========  ============    ==========    ===========  ============      ==         ==

                                     CHANGE IN
                                    UNREALIZED
                                  APPRECIATION
                                (DEPRECIATION)
                       BALANCE            FROM
                         AS OF     INVESTMENTS  ROLLFORWARD
 INVESTMENTS IN       JUNE 30,         HELD AT        PROOF
 SECURITIES               2009   JUNE 30, 2009       COLUMN
Long-Term Bonds
  Corporate Bonds
     Commercial
       Services     $  173,664    $        0         $0
     Entertainment     437,206          (694)         0
     Media             408,039      (655,704)         0
  Convertible
     Bonds
     Internet            1,090             0          0
  Loan Assignments
     &
     Participa-
     tions
     Machinery         894,830      (906,090)         0
  Yankee Bonds
     Leisure Time    4,203,707       853,707          0
  Common Stocks
     Advertising             0             0          0
     Commercial
       Services              0     5,074,319          0
     Machinery           1,720             0          0
     Media              22,073     3,264,681          0
  Preferred Stocks
     Machinery              21             0          0
  Warrants
     Media                   0       (10,222)         0
                    ----------    ----------         --
TOTAL               $6,142,350    $7,619,997         $0
                    ==========    ==========         ==





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-201

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $1,395,326,817)  $1,230,229,599
Cash denominated in foreign
  currencies
  (identified cost $166,526)               176,353
Receivables:
  Dividends and interest                20,927,852
  Investment securities sold            16,074,201
  Fund shares sold                       1,917,890
Other assets                                19,919
                                    --------------
     Total assets                    1,269,345,814
                                    --------------
LIABILITIES:
Unrealized depreciation on
  unfunded commitments                     198,533
Payables:
  Investment securities purchased       14,327,269
  Manager (See Note 3)                     572,225
  Shareholder communication                221,402
  NYLIFE Distributors (See Note 3)         127,166
  Fund shares redeemed                      93,793
  Professional fees                         86,000
  Custodian                                  2,701
  Directors                                  1,658
                                    --------------
     Total liabilities                  15,630,747
                                    --------------
Net assets                          $1,253,715,067
                                    ==============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 300 million shares
  authorized                        $    1,508,976
Additional paid-in capital           1,464,882,030
                                    --------------
                                     1,466,391,006
Accumulated undistributed net
  investment income                    148,055,786
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (195,444,411)
Net unrealized depreciation on
  investments                         (165,097,218)
Net unrealized depreciation on
  unfunded commitments                    (198,533)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign
  currencies                                 8,437
                                    --------------
Net assets                          $1,253,715,067
                                    ==============
INITIAL CLASS
Net assets applicable to
  outstanding shares                $  615,243,355
                                    ==============
Shares of capital stock
  outstanding                           73,836,655
                                    ==============
Net asset value per share
  outstanding                       $         8.33
                                    ==============
SERVICE CLASS
Net assets applicable to
  outstanding shares                $  638,471,712
                                    ==============
Shares of capital stock
  outstanding                           77,060,970
                                    ==============
Net asset value per share
  outstanding                       $         8.29
                                    ==============






M-202    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                           $ 51,413,293
  Dividends                               117,326
  Income from securities
     loaned--net                               78
                                     ------------
     Total income                      51,530,697
                                     ------------
EXPENSES:
  Manager (See Note 3)                  2,996,201
  Distribution and service--Service
     Class
     (See Note 3)                         637,802
  Shareholder communication               104,762
  Professional fees                        92,960
  Custodian                                23,930
  Directors                                20,402
  Miscellaneous                            22,930
                                     ------------
     Total expenses                     3,898,987
                                     ------------
Net investment income                  47,631,710
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on:
  Security transactions               (69,658,045)
  Foreign currency transactions           (24,603)
                                     ------------
Net realized loss on investments
  and foreign currency transactions   (69,682,648)
                                     ------------
Net change in unrealized
  appreciation (depreciation) on:
  Investments and unfunded
     commitments                      243,355,815
  Translation of other assets and
     liabilities in foreign
     currencies                             8,350
                                     ------------
Net change in unrealized
  depreciation on investments,
  unfunded commitments and foreign
  currency transactions               243,364,165
                                     ------------
Net realized and unrealized gain on
  investments and unfunded
  commitments                         173,681,517
                                     ------------
Net increase in net assets
  resulting from operations          $221,313,227
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-203

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2008


                                       2009             2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income       $   47,631,710   $  101,475,331
 Net realized loss on
  investments                   (69,682,648)     (50,137,423)
 Net change in unrealized
  depreciation on
  investments, unfunded
  commitments and foreign
  currency transactions         243,364,165     (365,844,238)
                             -------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations               221,313,227     (314,506,330)
                             -------------------------------

Dividends to shareholders:
 From net investment
  income:
    Initial Class                        --      (60,036,628)
    Service Class                        --      (49,201,753)
                             -------------------------------
 Total dividends to
  shareholders                           --     (109,238,381)
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        158,600,546      105,325,443
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends              --      109,238,381
 Cost of shares redeemed        (63,763,298)    (323,313,584)
                             -------------------------------
    Increase (decrease) in
     net assets derived
     from capital share
     transactions                94,837,248     (108,749,760)
                             -------------------------------
    Net increase (decrease)
     in net assets              316,150,475     (532,494,471)
                             -------------------------------

NET ASSETS:
Beginning of period             937,564,592    1,470,059,063
                             -------------------------------
End of period                $1,253,715,067   $  937,564,592
                             ===============================
Accumulated undistributed
 net investment income at
 end of period               $  148,055,786   $  100,424,076
                             ===============================







M-204    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


                                               mainstayinvestments.com     M-205

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                               INITIAL CLASS
                            ----------------------------------------------------------------------------------
                                SIX MONTHS
                                   ENDED
                                 JUNE 30,                           YEAR ENDED DECEMBER 31,

                            ----------------------------------------------------------------------------------
                                   2009*            2008        2007        2006         2005          2004
Net asset value at
  beginning of period            $   6.79         $  10.08    $  10.55    $   9.59    $     9.90    $     9.41
                                 --------         --------    --------    --------    ----------    ----------
Net investment income                0.34 (a)         0.76 (a)    0.80 (a)    0.72 (a)      0.73 (a)      0.70
Net realized and
  unrealized gain (loss)
  on investments                     1.20            (3.16)      (0.55)       0.44         (0.46)         0.47
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                      (0.00)++         (0.00)++    (0.00)++    (0.00)++       0.02          0.02
                                 --------         --------    --------    --------    ----------    ----------
Total from investment
  operations                         1.54            (2.40)       0.25        1.16          0.29          1.19
                                 --------         --------    --------    --------    ----------    ----------
Less dividends:
  From net investment
     income                            --            (0.89)      (0.72)      (0.20)        (0.60)        (0.70)
                                 --------         --------    --------    --------    ----------    ----------
Net asset value at end of
  period                         $   8.33         $   6.79    $  10.08    $  10.55    $     9.59    $     9.90
                                 ========         ========    ========    ========    ==========    ==========
Total investment return             22.68%(c)(d)    (24.11%)      2.31%      12.04%         2.94%(b)     12.72%
Ratios (to average net
  assets)/ Supplemental
  Data:
  Net investment income              9.16%++          8.20%       7.53%       7.20%         7.39%         7.40%
  Net expenses                       0.62%++          0.59%       0.55%       0.56%         0.45%         0.59%
  Expenses (before
     reimbursement)                  0.62%++          0.59%       0.55%       0.56%         0.55%         0.59%
Portfolio turnover rate                33%              24%         45%         48%           45%           39%
Net assets at end of
  period (in 000's)              $615,243         $507,827    $866,747    $969,910    $1,022,911    $1,167,527




*    Unaudited.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.85% and 2.58% for Initial Class shares and Service
     Class shares, respectively for the year ended December 31, 2005.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-206    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                     SERVICE CLASS
      ---------------------------------------------------------------------------
      SIX MONTHS
         ENDED
       JUNE 30,                         YEAR ENDED DECEMBER 31,

      ---------------------------------------------------------------------------
         2009*         2008         2007         2006         2005         2004
       $   6.76      $  10.03     $  10.51     $   9.56     $   9.88     $   9.40
       --------      --------     --------     --------     --------     --------
           0.33 (a)      0.73 (a)     0.77 (a)     0.69 (a)     0.71 (a)     0.68
           1.20         (3.14)       (0.55)        0.44        (0.47)        0.47

          (0.00)++      (0.00)++     (0.00)++     (0.00)++      0.02         0.02
       --------      --------     --------     --------     --------     --------
           1.53         (2.41)        0.22         1.13         0.26         1.17
       --------      --------     --------     --------     --------     --------

             --         (0.86)       (0.70)       (0.18)       (0.58)       (0.69)
       --------      --------     --------     --------     --------     --------
       $   8.29      $   6.76     $  10.03     $  10.51     $   9.56     $   9.88
       ========      ========     ========     ========     ========     ========
          22.63%(c)(d) (24.30%)       2.05%       11.76%        2.66%(b)    12.44%

           8.91%++       7.99%        7.28%        6.95%        7.14%        7.15%
           0.87%++       0.84%        0.80%        0.81%        0.70%        0.84%
           0.87%++       0.84%        0.80%        0.81%        0.80%        0.84%
             33%           24%          45%          48%          45%          39%
       $638,472      $430,738     $603,312     $509,917     $400,109     $276,241




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-207

MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             7.45%        -22.99%        -0.49%       -0.10%




                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                              MAINSTAY VP
                              ICAP SELECT      S&P 500    S&P 500/CITIGROUP
                           EQUITY PORTFOLIO     INDEX        VALUE INDEX
                           ----------------    -------    -----------------
06/30/99                         10000          10000           10000
                                  9508          10725            9489
                                 10146           9134           10241
                                  8857           7491            8388
                                  8472           7510            8234
                                 10148           8945           10067
                                 10922           9511           11192
                                 12170          10332           12604
                                 15153          12459           15347
                                 12860          10824           12240
06/30/09                          9904           7987            8735





SERVICE CLASS(2)                                                  AS OF 6/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             7.31%        -23.18%        -0.73%       -0.34%




                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                              MAINSTAY VP                 S&P 500/CITIGROUP
                              ICAP SELECT      S&P 500       VALUE INDEX
                           EQUITY PORTFOLIO     INDEX
                           ----------------    -------    -----------------
06/30/99                         10000          10000           10000
                                  9484          10725            9489
                                 10096           9134           10241
                                  8791           7491            8388
                                  8388           7510            8234
                                 10024           8945           10067
                                 10761           9511           11192
                                 11965          10332           12604
                                 14860          12459           15347
                                 12580          10824           12240
06/30/09                          9664           7987            8735





 BENCHMARK PERFORMANCE                          SIX           ONE          FIVE           TEN
                                              MONTHS         YEAR          YEARS         YEARS
S&P 500(R) Index(3)                             3.16%       -26.21%        -2.24%        -2.22%
S&P 500/Citigroup Value Index(3)               -1.41        -28.63         -2.80         -1.34
Average Lipper Variable Products Large-
Cap Value Portfolio(4)                          0.43        -26.47         -2.84         -0.59



1. Performance figures shown for the five-year and ten-year periods ended June 30, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been -0.49% and -0.10% for Initial Class shares and -0.73% and -0.34% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The average Lipper variable products large-cap value portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500(R) Index. Lipper Inc. is an independent monitor of fund performance.



M-208    MainStay VP ICAP Select Equity Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP ICAP SELECT EQUITY
PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2009, to June 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2009, to June 30, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURNS AND         PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/09         6/30/09       PERIOD(1)         6/30/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,074.50        $4.06          $1,020.90         $3.96
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,073.10        $5.35          $1,019.60         $5.21
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.79% for Initial class and 1.04% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-209

INDUSTRY COMPOSITION AS OF JUNE 30, 2009



Pharmaceuticals                        13.9%
Oil, Gas & Consumable Fuels             9.1
Semiconductors & Semiconductor
  Equipment                             7.0
Aerospace & Defense                     6.5
Beverages                               5.9
Diversified Financial Services          4.5
Road & Rail                             4.0
Computers & Peripherals                 3.8
Food & Staples Retailing                3.8
Energy Equipment & Services             3.7
Capital Markets                         3.6
Commercial Banks                        3.4
Machinery                               3.4
Media                                   3.3
Specialty Retail                        3.2
Software                                3.1
Communications Equipment                3.0
Metals & Mining                         2.9
Health Care Equipment & Supplies        2.7
Insurance                               2.7
Auto Components                         2.2
Consumer Finance                        1.8
Short-Term Investment                   2.5
Liabilities in Excess of Cash and
  Other Assets                         -0.0++
                                      -----
                                      100.0%
                                      =====



 See Portfolio of Investments on Page M-213 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF JUNE 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Wyeth
    2.  Schering-Plough Corp.
    3.  JPMorgan Chase & Co.
    4.  CSX Corp.
    5.  CVS Caremark Corp.
    6.  Hewlett-Packard Co.
    7.  Texas Instruments, Inc.
    8.  Baker Hughes, Inc.
    9.  Bank of New York Mellon Corp. (The)
   10.  Honeywell International, Inc.






M-210    MainStay VP ICAP Select Equity Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF INSTITUTIONAL CAPITAL LLC (ICAP), THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2009?

For the six months ended June 30, 2009, MainStay VP ICAP Select Equity Portfolio returned 7.45% for Initial Class shares and 7.31% for Service class shares. Both share classes outperformed the 0.43% return of the average Lipper(1) Variable Products Large-Cap Value Portfolio and the 3.16% return of the S&P 500(R) Index(1) for the six months ended June 30, 2009. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFOR-MANCE RELATIVE TO THE S&P 500(R) INDEX DURING THE FIRST SIX MONTHS OF 2009?

During the reporting period, the Portfolio's strong performance relative to the S&P 500(R) Index resulted largely from favorable stock selection in the health care, energy and consumer staples sectors. These strong contributors more than offset the Portfolio's weak relative performance in the financials, consumer discretionary and information technology sectors.

DURING THE REPORTING PERIOD, WHICH STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS WERE MAJOR DETRACTORS?

Pharmaceutical companies Schering-Plough and Wyeth both contributed strongly to the Portfolio's absolute performance during the reporting period, as investors reacted positively to the companies' respective merger plans. JPMorgan Chase, one of the nine financial institutions to pass the "stress test" conducted by various federal regulators in May, also contributed strongly to the Portfolio's performance during the reporting period.

Major detractors from the Portfolio's absolute performance during the reporting period included consumer finance company Capital One Financial, wireless telecommunication services provider Vodafone Group PLC and pharmaceutical giant Johnson & Johnson.

DID THE PORTFOLIO MAKE ANY NOTABLE PURCHASES OR SALES DURING THE SIX MONTHS ENDED JUNE 30, 2009?

In light of the weak economic environment, we believed that companies with strong balance sheets, good market positions and solid operating characteristics would have the greatest potential to increase their market share.

Throughout the reporting period, we established a position in semiconductor manufacturer Intel. We believed that the company would benefit significantly from its substantial investments in research and development. In the second quarter of 2009, we also added construction-equipment manufacturer Caterpillar to the Portfolio. We believed that the company had improved its cost structure and was positioned to increase its market share should demand in its key end markets improve.

Target, the second largest general merchandise retailer in the United States, was eliminated from the Portfolio in the second quarter after the stock reached our price target. The Portfolio also eliminated its position in Johnson & Johnson as other stock candidates became more attractive during the reporting period.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE OVER THE COURSE OF THE REPORTING PERIOD?

During the reporting period, the Portfolio increased its exposure in the industrials and financials sectors from underweight relative to the S&P 500(R) Index to overweight. We also increased exposure to the health

----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may go down in value. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio will typically hold between 20 and 30 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by those Portfolios.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-211
care sector, where the Portfolio was slightly overweight at the beginning of the reporting period.

During the first six months of 2009, we decreased the Portfolio's exposure to the consumer discretionary and materials sectors from overweight to slightly underweight relative to the S&P 500(R) Index. Over the same period, we eliminated the Portfolio's exposure to the telecommunication services sector.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2009, the Portfolio was overweight relative to the S&P 500(R) Index in the industrials and financials sectors. As of the same date, the Portfolio had no positions in the utilities and telecommunication services sectors, both of which are included in the S&P 500(R) Index.

----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-212    MainStay VP ICAP Select Equity Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2009 UNAUDITED



                                         SHARES            VALUE
COMMON STOCKS 97.5%+
----------------------------------------------------------------

AEROSPACE & DEFENSE 6.5%
 v  Honeywell International,
  Inc.                                   750,850   $  23,576,690
Lockheed Martin Corp.                    250,950      20,239,117
                                                   -------------
                                                      43,815,807

                                                   -------------

AUTO COMPONENTS 2.2%
Johnson Controls, Inc.                   670,250      14,557,830

                                                   -------------

BEVERAGES 5.9%
Coca-Cola Co. (The)                      352,900      16,935,671
PepsiCo, Inc.                            416,000      22,863,360
                                                   -------------
                                                      39,799,031

                                                   -------------

CAPITAL MARKETS 3.6%
 v  Bank of New York Mellon
  Corp. (The)                            834,800      24,467,988
                                                   -------------

COMMERCIAL BANKS 3.4%
Wells Fargo & Co.                        940,300      22,811,678
                                                   -------------

COMMUNICATIONS EQUIPMENT 3.0%
Cisco Systems, Inc. (a)                1,097,671      20,460,587
                                                   -------------

COMPUTERS & PERIPHERALS 3.8%
 v  Hewlett-Packard Co.                  657,349      25,406,539
                                                   -------------

CONSUMER FINANCE 1.8%
Capital One Financial Corp.              548,100      11,992,428
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 4.5%
 v  JPMorgan Chase & Co.                 892,714      30,450,475
                                                   -------------

ENERGY EQUIPMENT & SERVICES 3.7%
 v  Baker Hughes, Inc.                   686,625      25,020,615
                                                   -------------

FOOD & STAPLES RETAILING 3.8%
 v  CVS Caremark Corp.                   802,594      25,578,671
                                                   -------------

HEALTH CARE EQUIPMENT & SUPPLIES 2.7%
Covidien PLC                             476,800      17,851,392
                                                   -------------

INSURANCE 2.7%
ACE, Ltd.                                410,410      18,152,434
                                                   -------------

MACHINERY 3.4%
Caterpillar, Inc.                        309,750      10,234,140
Cummins, Inc.                            354,950      12,497,789
                                                   -------------
                                                      22,731,929

                                                   -------------

MEDIA 3.3%
Viacom, Inc. Class B (a)                 967,600      21,964,520
                                                   -------------

METALS & MINING 2.9%
Newmont Mining Corp.                     471,450      19,268,162
                                                   -------------

OIL, GAS & CONSUMABLE FUELS 9.1%
Marathon Oil Corp.                       773,250      23,298,022
Occidental Petroleum Corp.               293,784      19,333,925
Total S.A., Sponsored ADR (b)            344,550      18,684,947
                                                   -------------
                                                      61,316,894

                                                   -------------

PHARMACEUTICALS 13.9%
Pfizer, Inc.                           1,510,800      22,662,000
 v  Schering-Plough Corp.              1,371,025      34,440,148
 v  Wyeth                                797,148      36,182,548
                                                   -------------
                                                      93,284,696

                                                   -------------

ROAD & RAIL 4.0%
 v  CSX Corp.                            775,750      26,864,222
                                                   -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 7.0%
Intel Corp.                            1,317,050      21,797,177
 v  Texas Instruments, Inc.            1,180,583      25,146,418
                                                   -------------
                                                      46,943,595

                                                   -------------

SOFTWARE 3.1%
Microsoft Corp.                          870,150      20,683,466
                                                   -------------

SPECIALTY RETAIL 3.2%
Lowe's Cos., Inc.                      1,094,850      21,251,039
                                                   -------------
Total Common Stocks
  (Cost $669,947,497)                                654,673,998
                                                   -------------




 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, as of June 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-213

                                       PRINCIPAL
                                          AMOUNT           VALUE
SHORT-TERM INVESTMENT 2.5%
----------------------------------------------------------------

REPURCHASE AGREEMENT 2.5%
State Street Bank and Trust
  Co.
  0.01%, dated 6/30/09
  due 7/1/09
  Proceeds at Maturity
  $16,835,511 (Collateralized
  by a Federal Home Loan Bank
  security with a rate of
  0.90% and a maturity date
  of 4/8/10, with a Principal
  Amount of $17,090,000 and a
  Market Value of
  $17,175,450)                       $16,835,506   $  16,835,506
                                                   -------------
Total Short-Term Investment
  (Cost $16,835,506)                                  16,835,506
                                                   -------------
Total Investments
  (Cost $686,783,003) (c)                  100.0%    671,509,504
Liabilities in Excess of
  Cash and Other Assets                     (0.0)++     (169,491)
                                           -----    ------------
Net Assets                                 100.0%  $ 671,340,013
                                           =====    ============






++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At June 30, 2009, cost is $706,948,746
     for federal income tax purposes and net
     unrealized depreciation is as follows:



    Gross unrealized appreciation   $ 53,262,948
    Gross unrealized depreciation    (88,702,190)
                                    ------------
    Net unrealized depreciation     $(35,439,242)
                                    ============



The following is a list of the inputs used as of June 30, 2009 for valuing the Portfolio's assets.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
Common Stocks
  Aerospace & Defense                           $ 43,815,807   $        --        $     --    $ 43,815,807
  Auto Components                                 14,557,830            --              --      14,557,830
  Beverages                                       39,799,031            --              --      39,799,031
  Capital Markets                                 24,467,988            --              --      24,467,988
  Commercial Banks                                22,811,678            --              --      22,811,678
  Communications Equipment                        20,460,587            --              --      20,460,587
  Computers & Peripherals                         25,406,539            --              --      25,406,539
  Consumer Finance                                11,992,428            --              --      11,992,428
  Diversified Financial Services                  30,450,475            --              --      30,450,475
  Energy Equipment & Services                     25,020,615            --              --      25,020,615
  Food & Staples Retailing                        25,578,671            --              --      25,578,671
  Health Care Equipment & Supplies                17,851,392            --              --      17,851,392
  Insurance                                       18,152,434            --              --      18,152,434
  Machinery                                       22,731,929            --              --      22,731,929
  Media                                           21,964,520            --              --      21,964,520
  Metals & Mining                                 19,268,162            --              --      19,268,162
  Oil, Gas & Consumable Fuels                     61,316,894            --              --      61,316,894



M-214    MainStay VP ICAP Select Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
  Pharmaceuticals                               $ 93,284,696   $        --             $--    $ 93,284,696
  Road & Rail                                     26,864,222            --              --      26,864,222
  Semiconductors & Semiconductor Equipment        46,943,595            --              --      46,943,595
  Software                                        20,683,466            --              --      20,683,466
  Specialty Retail                                21,251,039            --              --      21,251,039
                                                ------------   -----------        --------    ------------
Total Common Stocks                              654,673,998            --              --     654,673,998
                                                ------------   -----------        --------    ------------
Short-Term Investment
     Repurchase Agreement                                 --    16,835,506              --      16,835,506
                                                ------------   -----------        --------    ------------
Total Short-Term Investments                              --    16,835,506              --      16,835,506
                                                ------------   -----------        --------    ------------
TOTAL                                           $654,673,998   $16,835,506             $--    $671,509,504
                                                ============   ===========        ========    ============




The Portfolio did not hold other financial instruments as of June 30, 2009.

At June 30, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-215

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value

  (identified cost $686,783,003)    $  671,509,504
Receivables:
  Investment securities sold             2,012,811
  Dividends and interest                   533,351
  Fund shares sold                         216,658
Other assets                                 9,917
                                    --------------
     Total assets                      674,282,241
                                    --------------
LIABILITIES:
Payables:
  Investment securities purchased        2,146,898
  Manager (See Note 3)                     424,486
  Shareholder communication                143,607
  Fund shares redeemed                     125,277
  Professional fees                         51,219
  NYLIFE Distributors (See Note 3)          44,321
  Custodian                                  5,581
  Directors                                    839
                                    --------------
     Total liabilities                   2,942,228
                                    --------------
Net assets                          $  671,340,013
                                    ==============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                        $      744,527
Additional paid-in capital           1,003,302,569
                                    --------------
                                     1,004,047,096
Accumulated undistributed net
  investment income                     17,566,828
Accumulated net realized loss on
  investments                         (335,000,412)
Net unrealized depreciation on
  investments                          (15,273,499)
                                    --------------
Net assets                          $  671,340,013
                                    ==============
INITIAL CLASS
Net assets applicable to
  outstanding shares                $  455,019,562
                                    ==============
Shares of capital stock
  outstanding                           50,329,713
                                    ==============
Net asset value per share
  outstanding                       $         9.04
                                    ==============
SERVICE CLASS
Net assets applicable to
  outstanding shares                $  216,320,451
                                    ==============
Shares of capital stock
  outstanding                           24,123,013
                                    ==============
Net asset value per share
  outstanding                       $         8.97
                                    ==============






M-216    MainStay VP ICAP Select Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $   7,512,538
  Interest                                   2,734
                                     -------------
     Total income                        7,515,272
                                     -------------
EXPENSES:
  Manager (See Note 3)                   2,360,126
  Distribution and
     service--Service Class
     (See Note 3)                          239,329
  Shareholder communication                 64,391
  Professional fees                         54,630
  Directors                                 12,929
  Custodian                                  9,763
  Miscellaneous                             16,306
                                     -------------
     Total expenses before waiver        2,757,474
  Expense waiver from Manager (See
     Note 3)                               (98,110)
                                     -------------
     Net expenses                        2,659,364
                                     -------------
Net investment income                    4,855,908
                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments      (150,833,672)
Net change in unrealized
  depreciation on investments          188,797,379
                                     -------------
Net realized and unrealized gain
  on investments                        37,963,707
                                     -------------
Net increase in net assets
  resulting from operations          $  42,819,615
                                     =============




(a) Dividends recorded net of foreign withholding taxes in the amount of $27,776.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-217

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2008


                                                    2009             2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income                     $   4,855,908     $ 12,711,015
 Net realized loss on investments                             (183,074,2-
                                            (150,833,672)              32)
 Net change in unrealized depreciation                        (220,528,5-
  on investments                             188,797,379               27)
                                           ------------------------------
 Net increase (decrease) in net assets                        (390,891,7-
  resulting from operations                   42,819,615               44)
                                           ------------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Initial Class                                     --       (2,970,133)
    Service Class                                     --       (1,049,152)
                                           ------------------------------
                                                      --       (4,019,285)
                                           ------------------------------
 From net realized gain on investments:
    Initial Class                                     --      (21,766,902)
    Service Class                                     --       (9,431,099)
                                           ------------------------------
                                                      --      (31,198,001)
                                           ------------------------------
 Total dividends and distributions to
  shareholders                                        --      (35,217,286)
                                           ------------------------------

Capital share transactions:
 Net proceeds from sale of shares             25,895,518      111,725,466
 Net asset value of shares issued in
  connection with the acquisition of VP
  Value Portfolio                                     --      641,916,334
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions                         --       35,217,286
 Cost of shares redeemed                                      (116,848,2-
                                             (52,344,293)              97)
                                           ------------------------------
    Increase (decrease) in net assets
     derived from capital share
     transactions                            (26,448,775)     672,010,789
                                           ------------------------------
    Net increase in net assets                16,370,840      245,901,759

NET ASSETS:
Beginning of period                          654,969,173      409,067,414
                                           ------------------------------
End of period                              $ 671,340,013     $654,969,173
                                           ==============================
Accumulated undistributed net investment
 income at end of period                   $  17,566,828     $ 12,710,920
                                           ==============================







M-218    MainStay VP ICAP Select Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


                                               mainstayinvestments.com     M-219

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                        INITIAL CLASS
                            --------------------------------------------------------------------
                            SIX MONTHS
                               ENDED
                             JUNE 30,                     YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------------------

                               2009*        2008        2007        2006        2005       2004
Net asset value at
  beginning of period        $   8.41     $  14.22    $  13.75    $  11.61    $ 11.23    $ 10.18
                             --------     --------    --------    --------    -------    -------
Net investment income            0.07 (a)     0.05        0.11        0.19 (a)   0.15 (a)   0.11
Net realized and
  unrealized gain (loss)
  on investments                 0.56        (5.38)       0.87        2.04       0.46       1.04
                             --------     --------    --------    --------    -------    -------
Total from investment
  operations                     0.63        (5.33)       0.98        2.23       0.61       1.15
                             --------     --------    --------    --------    -------    -------
Less dividends and
  distributions:
  From net investment
     income                        --        (0.06)      (0.07)      (0.03)     (0.11)     (0.10)
  From net realized gain
     on investments                --        (0.42)      (0.44)      (0.06)     (0.12)        --
                             --------     --------    --------    --------    -------    -------
Total dividends and
  distributions                    --        (0.48)      (0.51)      (0.09)     (0.23)     (0.10)
                             --------     --------    --------    --------    -------    -------
Net asset value at end of
  period                     $   9.04     $   8.41    $  14.22    $  13.75    $ 11.61    $ 11.23
                             ========     ========    ========    ========    =======    =======
Total investment return          7.49%(c)(d)(37.59%)      6.86%      19.31%      5.44%(b)  11.37%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          1.66%++      1.98%       1.45%       1.50%      1.35%      1.04%
  Net expenses                   0.79%++      0.78%       0.80%       0.88%#     0.77%#     0.96%
  Expenses (before
     waiver/reimbursement)       0.82%++      0.83%       0.85%       0.94%#     0.91%#     0.96%
Portfolio turnover rate            46%         152%        117%        130%        55%        75%
Net assets at end of
  period (in 000's)          $455,020     $456,377    $250,237    $137,191    $66,657    $71,543




*    Unaudited.
++   Annualized.
#    Includes fees paid indirectly which amounted to less than one-hundredth of a percent and 0.01% of the average net assets for the years ended December 31,
     2006 and 2005, respectively.
(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 5.36% and 5.14% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-220    MainStay VP ICAP Select Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                 SERVICE CLASS
      -------------------------------------------------------------------
      SIX MONTHS
         ENDED
       JUNE 30,                    YEAR ENDED DECEMBER 31,
      -------------------------------------------------------------------

         2009*        2008        2007        2006       2005       2004
</T-
abl-
e>



       $   8.36     $  14.14    $  13.71    $ 11.59    $ 11.21    $ 10.17
       --------     --------    --------    -------    -------    -------
           0.06 (a)     0.12        0.03       0.15 (a)   0.13 (a)   0.09
           0.55        (5.43)       0.90       2.05       0.46       1.04
       --------     --------    --------    -------    -------    -------
           0.61        (5.31)       0.93       2.20       0.59       1.13
       --------     --------    --------    -------    -------    -------

             --        (0.05)      (0.06)     (0.02)     (0.09)     (0.09)
             --        (0.42)      (0.44)     (0.06)     (0.12)        --
       --------     --------    --------    -------    -------    -------
             --        (0.47)      (0.50)     (0.08)     (0.21)     (0.09)
       --------     --------    --------    -------    -------    -------
       $   8.97     $   8.36    $  14.14    $ 13.71    $ 11.59    $ 11.21
       ========     ========    ========    =======    =======    =======
           7.30%(c)(d)(37.75%)      6.59%     19.00%      5.21%(b)  11.09%

           1.41%++      1.71%       1.18%      1.23%      1.10%      0.79%
           1.04%++      1.03%       1.05%      1.13%#     1.02%#     1.21%
           1.07%++      1.08%       1.10%      1.19%#     1.16%#     1.21%
             46%         152%        117%       130%        55%        75%
       $216,320     $198,592    $158,831    $46,349    $28,632    $22,474




                                               mainstayinvestments.com     M-221



The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             2.27%        -15.44%        5.22%         3.91%




                                            (After Portfolio operating expenses)

                                      MAINSTAY VP
                                 INTERNATIONAL EQUITY    MSCI EAFE(R)
                                       PORTFOLIO             INDEX
                                 --------------------    ------------
06/30/99                                 10000               10000
                                         11505               11716
                                          9065                8950
                                          9471                8101
                                          9281                7577
                                         11374               10030
                                         12918               11399
                                         15523               14427
                                         19628               18322
                                         17350               16378
06/30/09                                 14671               11243





SERVICE CLASS(2)                                                  AS OF 6/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             2.14%        -15.65%        4.96%         3.65%




                                            (After Portfolio operating expenses)

                                      MAINSTAY VP
                                 INTERNATIONAL EQUITY    MSCI EAFE(R)
                                       PORTFOLIO             INDEX
                                 --------------------    ------------
06/30/99                                 10000               10000
                                         11477               11716
                                          9022                8950
                                          9402                8101
                                          9192                7577
                                         11237               10030
                                         12731               11399
                                         15263               14427
                                         19251               18322
                                         16975               16378
06/30/09                                 14317               11243





 BENCHMARK PERFORMANCE                             SIX       ONE      FIVE     TEN
                                                 MONTHS     YEAR     YEARS    YEARS
Morgan Stanley Capital International EAFE
Index(3)                                          7.95%    -31.35%    2.31%    1.18%
Average Lipper Variable Products
International Core Portfolio(4)                   7.56     -31.38     2.43     1.43



1. Performance figures shown for the five-year and ten-year periods ended June 30, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 5.22% and 3.90% for Initial Class shares and 4.96% and 3.65% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The average Lipper variable products international core portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. Core Funds, typically have an average price-to-cash flow ratio, price to book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Broad Market Index. Lipper Inc. is an independent monitor of fund performance.



M-222    MainStay VP International Equity Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2009, to June 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2009, to June 30, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/09         6/30/09       PERIOD(1)         6/30/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,022.70        $5.07          $1,019.80         $5.06
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,021.40        $6.32          $1,018.50         $6.31
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (1.01% for Initial Class and 1.26% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-223

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

(COMPOSITION PIE CHART)

Common Stocks                                   92.4
Cash and Other Assets, Less Liabilities          3.0
Exchange Traded Funds                            2.1
 Short-Term Investment                           1.3
Warrants                                         1.2
Purchased Put Options                            0.0
Written Options                                 (0.0)





See Portfolio of Investments on page M-227 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF JUNE 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Tesco PLC
    2.  Roche Holding A.G., Genusscheine
    3.  Nestle S.A. Registered
    4.  Enagas
    5.  NTT DoCoMo, Inc.,(a)
    6.  BP PLC
    7.  Novartis A.G.,(a)
    8.  Snam Rete Gas S.p.A.
    9.  Man Group PLC
   10.  OPAP S.A.




(a) Security trades on more than one exchange.



M-224    MainStay VP International Equity Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER RUPAL J. BHANSALI OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2009?

For the six months ended June 30, 2009, MainStay VP International Equity Portfolio returned 2.27% for Initial Class shares and 2.14% for Service Class shares. Both share classes underperformed the 7.56% return of the average Lipper(1) Variable Products International Core Portfolio and the 7.95% return of the Morgan Stanley Capital International EAFE(R) Index(1) for the six months ended June 30, 2009. The Morgan Stanley Capital International EAFE(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

We attribute the Portfolio's underperformance of the MSCI EAFE(R) Index to multiple factors. An underweight position in the materials industry group(2) detracted from the Portfolio's relative performance. Overweight positions in the telecommunication services and pharmaceuticals, biotechnology & life sciences industry groups as well as stock selection in both of these industry groups also detracted. On the positive side, an overweight position and favorable stock selection in the technology hardware & equipment and health care equipment & services industry groups helped the Portfolio's performance relative to the MSCI EAFE(R) Index during the reporting period. Given our strategy of investing in "quality at the right price," there will be times when the Portfolio underperforms its benchmark.

DURING THE REPORTING PERIOD, WHICH INDUSTRY GROUPS WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE AND WHICH INDUSTRY GROUPS WERE WEAK CONTRIBUTORS?

During the reporting period, the technology hardware & equipment and consumer services industry groups were the strongest industry group contributors to the Portfolio's performance because of security selection and overweight positions. Strong security selection within the diversified financials industry group also contributed positively to the Portfolio's performance relative to the MSCI EAFE(R) Index.

During the reporting period, the greatest detractor from the Portfolio's relative performance was an underweight position in the materials industry group. Other industry groups that detracted were pharmaceuticals, biotechnology & life sciences and tele-communication services. Novartis and Roche underperformed because late in the reporting period, investors rotated out of defensive stocks for stocks that were more cyclical or growth-oriented. During the reporting period, an underweight position in banks also detracted from the Portfolio's performance relative to the MSCI EAFE(R) Index.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS WERE PARTICULARLY WEAK?

The strongest individual contributor to the Portfolio's absolute performance was Research In Motion, best know for its Blackberry mobile devices and software. In the first quarter of 2009, the company exceeded sales and earnings expectations. Profit margins also improved as management found new ways to reduce phone hardware costs.

Other strong absolute contributors included electro-optics product manufacturer Hoya and electronic-measurement instrument maker Keyence. Both of these Japan-based technology hardware & equipment manufacturers had seen earnings expectations plummet in 2008 but outperformed the benchmark during the reporting period.

The Portfolio's most substantial detractor during the reporting period was NTT DoCoMo. The company provides various types of telecommunication services including cellular phones and wireless LAN networks. The shares fell with the rest of the market early in the reporting period and because of the company's

----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2. Information about sectors, industry groups and regional exposure is for informational purposes only. The portfolio uses a bottom-up stock-selection process that evaluates each stock on its individual merits.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-225
defensive nature, its stock did not keep pace with more cyclical issues.

In the pharmaceuticals, biotechnology & life sciences industry group, Novartis and Roche both provided weak absolute performance because of specific drug-effectiveness concerns. The Portfolio continued to hold both stocks, since we believed that these difficulties were short-term hurdles. Roche, which develops and manufactures pharmaceutical and diagnostic products, is involved in many areas of medicine, including cardiovascular and oncology. Although the company's sales and earnings were in line with many analysts' expectations, the markets expressed concern about Roche's colon cancer drug, Avastin.

Another detractor from the Portfolio's absolute performance was Societe Television Francaise, which operates the French station TF1. In the recent economic downturn, media companies were extremely hard hit, with ad revenues falling precipitously.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

We increased the Portfolio's exposure to the financials sector by adding UBS, Deutsche Beorse and Man Group. In our opinion, these companies reflect the highest quality within the financials sector. When the international markets sold off in recent months, we took advantage of the lower prices to start positions in these companies.

The Portfolio either sold or trimmed a number of positions in the information technology and industrials sectors because we believed that many names had surpassed reasonable valuations. We sold the Portfolio's position in Research In Motion when we determined that valuations had outstripped the company's potential for growth in earnings. Kuehne and Nagel, a Switzerland-based freight forwarder was also eliminated from the Portfolio when it surpassed our best-case scenario. During the reporting period, the Portfolio also took profits in ABB, Ltd., a Switzerland-based engineering firm.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

The Portfolio's sector and regional weightings at the end of the reporting period were a result of our bottom-up stock-selection process that evaluates each stock on its individual merits. Decisions were not driven by macroeconomic, regional or industry-group evaluations.

As of June 30, 2009, the Portfolio was overweight in the pharmaceuticals, biotechnology & life sciences industry group as well as in utilities and media. As of the same date, the Portfolio was underweight in the materials, banks and automobiles & components industry groups. At the end of the reporting period, the Portfolio held market-weight positions in the energy and food, beverage & tobacco industry groups.

From a regional perspective, we continued to find fewer compelling investment opportunities in Japan than we did in Europe and the rest of Asia. As a result, the Portfolio remained underweight in Japan.

----------
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-226    MainStay VP International Equity Portfolio

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2009 UNAUDITED



                                        SHARES           VALUE
COMMON STOCKS 92.4%+
--------------------------------------------------------------

AUSTRALIA 0.6%
AMP, Ltd. (Insurance)                  277,900   $   1,092,787
BHP Billiton, Ltd.,
  Sponsored ADR (Metals &
  Mining) (a)                           12,300         673,179
Perpetual, Ltd. (Capital
  Markets)                              39,000         897,218
                                                 -------------
                                                     2,663,184
                                                 -------------

BELGIUM 3.6%
Belgacom S.A. (Diversified
  Telecommunication
  Services)                            248,800       7,935,171
Mobistar S.A. (Wireless
  Telecommunication
  Services)                            130,700       8,052,837
                                                 -------------
                                                    15,988,008
                                                 -------------


BERMUDA 0.8%
Esprit Holdings, Ltd.
  (Specialty Retail)                   615,900       3,452,991
                                                 -------------


CANADA 0.2%
IGM Financial, Inc.
  (Capital Markets)                      9,000         318,403
Tim Hortons, Inc. (Hotels,
  Restaurants & Leisure)                26,300         642,605
                                                 -------------
                                                       961,008
                                                 -------------

DENMARK 0.6%
Novo-Nordisk A/S Class B
  (Pharmaceuticals)                     47,700       2,578,888
                                                 -------------


FINLAND 1.2%
Nokia OYJ, Sponsored ADR
  (Communications
  Equipment) (a)                        90,800       1,323,864
Sampo OYJ (Insurance)                  219,600       4,143,483
                                                 -------------
                                                     5,467,347
                                                 -------------

FRANCE 4.1%
AXA S.A., Sponsored ADR
  (Insurance) (a)                       33,900         642,744
BioMerieux (Health Care
  Equipment & Supplies)                 12,000       1,051,464
BNP Paribas S.A.
  (Commercial Banks)                     8,700         564,471
Ipsen S.A.
  (Pharmaceuticals)                     29,800       1,301,387
Neopost S.A. (Office
  Electronics)                          63,000       5,656,730
Publicis Groupe (Media)                 36,300       1,106,566
Societe Television
  Francaise 1 (Media)                  133,320       1,494,914
Total S.A. (Oil, Gas &
  Consumable Fuels)                    122,500       6,612,750
                                                 -------------
                                                    18,431,026
                                                 -------------

GERMANY 5.1%
Allianz SE (Insurance)                   8,700         801,000
Bayer A.G.
  (Pharmaceuticals)                      8,300         445,020
Beiersdorf A.G. (Personal
  Products)                             48,000       2,256,455
Deutsche Boerse A.G.
  (Diversified Financial
  Services)                             95,500       7,405,978
Hannover Rueckversicherung
  A.G. (Insurance)(b)                  227,495       8,412,561
Siemens A.G. (Industrial
  Conglomerates)                        20,800       1,434,453
Siemens A.G., Sponsored ADR
  (Industrial
  Conglomerates) (a)                    27,900       1,930,401
                                                 -------------
                                                    22,685,868
                                                 -------------

GREECE 2.1%
 v  OPAP S.A. (Hotels,
  Restaurants & Leisure)               347,263       9,255,995
                                                 -------------


ISRAEL 0.3%
Cellcom Israel, Ltd.
  (Wireless
  Telecommunication
  Services)                             27,900         741,303
Partner Communications, ADR
  (Wireless
  Telecommunication
  Services) (a)                         41,700         712,653
                                                 -------------
                                                     1,453,956
                                                 -------------

ITALY 9.2%
Assicurazioni Generali
  S.p.A. (Insurance)                   130,312       2,707,388
ENI S.p.A. (Oil, Gas &
  Consumable Fuels)                    249,200       5,890,592
ENI S.p.A., Sponsored ADR
  (Oil, Gas & Consumable
  Fuels) (a)                             8,300         393,503
Intesa Sanpaolo S.p.A.
  (Commercial Banks) (b)               335,400       1,079,833
MediaSet S.p.A. (Media)              1,080,668       6,052,687
Mediolanum S.p.A
  (Insurance)                          313,600       1,671,747
 v  Snam Rete Gas S.p.A.
  (Gas Utilities)                    3,425,271      15,028,071
Terna S.p.A. (Electric
  Utilities)                         2,500,292       8,330,390
                                                 -------------
                                                    41,154,211
                                                 -------------

JAPAN 18.5%
Astellas Pharma, Inc.
  (Pharmaceuticals)                    243,900       8,658,722
Canon, Inc. (Office
  Electronics)                         156,100       5,120,423
FamilyMart Co, Ltd. (Food &

  Staples Retailing)                    55,300       1,739,337
Japan Tobacco, Inc.
  (Tobacco)                              1,481       4,642,778
Keyence Corp. (Electronic
  Equipment & Instruments)               1,200         245,394
Lawson, Inc. (Food &
  Staples Retailing)                    37,900       1,668,096
MISUMI Group, Inc. (Trading
  Companies & Distributors)             73,100       1,034,259
Murata Manufacturing Co.,
  Ltd. (Electronic
  Equipment & Instruments)              16,000         680,957
Nintendo Co., Ltd.
  (Software)                            29,100       8,044,148
Nintendo Co., Ltd., ADR
  (Software) (a)                        14,000         482,580


 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, as of June 30, 2009, excluding short-term investment. One of the ten largest holdings may be a security traded on more than one exchange.
    May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-227


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
Nippon Television Network
  Corp. (Media)                          6,400   $     759,350
Nissin Foods Holdings Co.,
  Ltd.
  (Food Products)                      227,700       6,901,791
 v  NTT DoCoMo, Inc.
  (Wireless
  Telecommunication
  Services)                             10,356      15,178,982
 v  NTT DoCoMo, Inc.,
  Sponsored ADR (Wireless
  Telecommunication
  Services) (a)                         56,600         823,530
OBIC Co., Ltd. (IT
  Services)                             24,360       3,962,435
Ono Pharmaceutical Co.,
  Ltd. (Pharmaceuticals)                24,000       1,063,788
Ryohin Keikaku Co., Ltd.
  (Multiline Retail)                    52,400       2,213,816
Sankyo Co., Ltd. (Leisure
  Equipment & Products)                 80,700       4,314,164
Santen Pharmaceutical Co.,
  Ltd. (Pharmaceuticals)                82,900       2,525,681
Square Enix Holdings Co.,
  Ltd. (Software)                      204,000       4,796,388
Sysmex Corp. (Health Care
  Equipment & Supplies)                 19,500         708,465
Terumo Corp. (Health Care
  Equipment & Supplies)                140,100       6,195,318
Tokio Marine Holdings, Inc.
  (Insurance)                           22,200         615,290
Tokyo Gas Co., Ltd. (Gas
  Utilities)                           101,100         362,065
                                                 -------------
                                                    82,737,757
                                                 -------------

NETHERLANDS 3.4%
Gemalto N.V. (Computers &
  Peripherals) (b)                      11,500         397,834
Reed Elsevier N.V. (Media)             343,952       3,784,348
TNT N.V. (Air Freight &
  Logistics)                           228,385       4,435,796
Unilever N.V., CVA (Food
  Products) (c)                        263,100       6,335,423
                                                 -------------
                                                    14,953,401
                                                 -------------

NORWAY 0.3%
StatoilHydro ASA (Oil, Gas
  & Consumable Fuels)                   67,200       1,323,067
                                                 -------------


SINGAPORE 2.1%
DBS Group Holdings, Ltd.
  (Commercial Banks)                   683,700       5,570,050
Singapore Post, Ltd.
  (Air Freight & Logistics)            560,400         346,284
SMRT Corp., Ltd. (Road &
  Rail)                              1,015,100       1,184,424
Venture Corp., Ltd.
  (Electronic Equipment &
  Instruments)                         489,900       2,360,882
                                                 -------------
                                                     9,461,640
                                                 -------------

SPAIN 4.7%
 v  Enagas (Gas Utilities)             835,600      16,428,674
Gestevision Telecinco S.A.
  (Media)                              136,300       1,271,536
Indra Sistemas S.A. (IT
  Services)                            160,300       3,468,723
                                                 -------------
                                                    21,168,933
                                                 -------------

SWEDEN 0.3%
Svenska Handelsbanken Class
  A (Commercial Banks)                  78,700       1,486,850
                                                 -------------


SWITZERLAND 14.9%
Actelion, Ltd. Registered
  (Biotechnology) (b)                   76,500       4,002,600
Alcon, Inc. (Health Care
  Equipment & Supplies)                 53,500       6,212,420
Geberit A.G. (Building
  Products)                             17,408       2,140,453
 v  Nestle S.A. Registered
  (Food Products)                      463,510      17,456,011
 v  Novartis A.G., ADR
  (Pharmaceuticals) (a)                135,400       5,522,966
 v  Novartis A.G.
  Registered
  (Pharmaceuticals)                    238,280       9,657,955
 v  Roche Holding A.G.,
  Genusscheine
  (Pharmaceuticals)                    139,466      18,958,288
UBS A.G. (Capital Markets)
  (b)                                  229,800       2,810,770
                                                 -------------
                                                    66,761,463
                                                 -------------

UNITED KINGDOM 20.2%
BHP Billiton PLC (Metals &
  Mining)                               27,000         605,894
 v  BP PLC, Sponsored ADR
  (Oil, Gas & Consumable
  Fuels) (a)                           326,900      15,586,592
Cobham PLC (Aerospace &
  Defense)                           1,720,916       4,889,569
Diageo PLC (Beverages)                  63,329         908,006
GlaxoSmithKline PLC
  (Pharmaceuticals)                     25,000         439,474
GlaxoSmithKline PLC,
  Sponsored ADR
  (Pharmaceuticals) (a)                 72,100       2,548,014
HSBC Holdings PLC,
  Sponsored ADR (Commercial
  Banks) (a)                            28,600       1,194,622
 v  Man Group PLC (Capital
  Markets)                           2,277,800      10,399,134
Rolls-Royce Group PLC
  (Aerospace & Defense) (b)            391,830       2,330,368
Royal Dutch Shell PLC Class
  A, ADR (Oil, Gas &
  Consumable Fuels) (a)                167,900       8,426,901
Schroders PLC (Capital
  Markets)                             160,100       2,161,168
Scottish & Southern Energy
  PLC (Electric Utilities)             441,860       8,279,936
Shire PLC (Pharmaceuticals)             97,200       1,336,076
Shire, Ltd., ADR
  (Pharmaceuticals) (a)                 64,500       2,675,460
St James's Place PLC
  (Insurance)                          606,600       1,973,501
 v  Tesco PLC (Food &
  Staples Retailing)                 3,331,099      19,378,421
Vodafone Group PLC, ADR
  (Wireless
  Telecommunication
  Services) (a)                        352,324       6,866,795
                                                 -------------
                                                    89,999,931
                                                 -------------




M-228    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
UNITED STATES 0.2%
Synthes, Inc. (Health Care
  Equipment & Supplies)                  7,200   $     695,118
                                                 -------------
Total Common Stocks
  (Cost $436,108,308)                              412,680,642
                                                 -------------


EXCHANGE TRADED FUNDS 2.1% (d)
--------------------------------------------------------------

UNITED STATES 2.1%
iShares MSCI EAFE Index
  Fund
  (Capital Markets)                     47,200       2,162,232
iShares S&P Europe 350
  Index Fund (Capital
  Markets)                             163,700       5,136,906
Vanguard Europe Pacific
  (Capital Markets)                     78,400       2,250,080
                                                 -------------
Total Exchange Traded Funds
  (Cost $13,210,496)                                 9,549,218
                                                 -------------



                                     NUMBER OF
                                     CONTRACTS
PURCHASED PUT OPTIONS 0.0%++
--------------------------------------------------------------

SWITZERLAND 0.0%++
Alcon, Inc.
  Strike Price $95.00
  Expires 7/18/09 (Health
  Care Equipment &
  Supplies)                             10,900           1,635
                                                 -------------
Total Purchased Put Options
  (Cost $24,312)                                         1,635
                                                 -------------



                                     NUMBER OF
                                      WARRANTS
WARRANTS 1.2%
--------------------------------------------------------------

IRELAND 1.2%
Ryanair Holdings PLC Class
  A
  Strike Price E 0.000001
  Expires 4/13/18
  (Airlines) (b)(e)                  1,134,758       5,197,535
                                                 -------------
Total Warrants
  (Cost $4,475,127)                                  5,197,535
                                                 -------------


                                     PRINCIPAL
                                        AMOUNT           VALUE
SHORT-TERM INVESTMENT 1.3%
--------------------------------------------------------------

REPURCHASE AGREEMENT 1.3%
UNITED STATES 1.3%
State Street Bank and Trust
  Co.
  0.01%, dated 6/30/09
  due 7/1/09
  Proceeds at Maturity
  $5,873,707
  (Collateralized by a
  Federal Home Loan
  Mortgage Corp. security
  with a rate of 3.125% and
  a maturity date of
  2/12/10, with a Principal
  Amount of $5,840,000 and
  a Market Value of
  $5,993,300) (Capital
  Markets)                          $5,873,705   $   5,873,705
                                                 -------------
Total Short-Term Investment
  (Cost $5,873,705)                                  5,873,705
                                                 -------------
Total Investments,
  Before Written Options
  (Cost $459,691,948) (f)                 97.0%    433,302,735
                                                 -------------


                                     NUMBER OF
                                     CONTRACTS
WRITTEN OPTIONS (0.0%)++
--------------------------------------------------------------

SWITZERLAND (0.0%)++
Alcon, Inc.
  Strike Price $110.00
  Expires 7/18/09
  (Health Care Equipment &
  Supplies)                               (109)        (77,390)
  Strike Price $130.00
  Expires 8/22/09
  (Health Care Equipment &
  Supplies)                                (98)         (9,310)
  Class U
  Strike Price $115.00
  Expires 7/18/09
  (Health Care Equipment &
  Supplies)                               (108)        (36,720)
  Class U
  Strike Price $125.00
  Expires 7/18/09
  (Health Care Equipment &
  Supplies)                               (103)         (2,318)
                                                 -------------
Total Written Options
  (Proceeds $57,316)                                  (125,738)
                                                 -------------
Total Investments,
  Net of Written Options
  (Cost $459,634,632)                     97.0%    433,176,997
Cash and Other Assets,
  Less Liabilities                         3.0      13,471,859
                                         =====    ------------
Net Assets                               100.0%  $ 446,648,856
                                         =====    ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-229

+++  On a daily basis New York Life
     Investments confirms that the value of
     the Portfolio's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  ADR--American Depositary Receipt.
(b)  Non-income producing security.
(c)  CVA--Certificaten Van Aandelen.
(d)  Exchange Traded Fund--represents a basket
     of securities that is traded on an
     exchange.
(e)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.



(f)  At June 30, 2009, cost is $464,840,355
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 24,076,138
Gross unrealized depreciation       (55,613,758)
                                   ------------
Net unrealized depreciation        $(31,537,620)
                                   ============



The following abbreviation is used in the above portfolio:
E --Euro

The following is a list of the inputs used as of June 30, 2009 for valuing the Portfolio's assets.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER      SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE     UNOBSERVABLE
                                                      ASSETS        INPUTS           INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)        (LEVEL 3)           TOTAL
Common Stocks
  Australia                                     $  2,663,184    $       --    $          --    $  2,663,184
  Belgium                                         15,988,008            --               --      15,988,008
  Bermuda                                          3,452,991            --               --       3,452,991
  Canada                                             961,008            --               --         961,008
  Denmark                                          2,578,888            --               --       2,578,888
  Finland                                          5,467,347            --               --       5,467,347
  France                                          18,431,026            --               --      18,431,026
  Germany                                         22,685,868            --               --      22,685,868
  Greece                                           9,255,995            --               --       9,255,995
  Israel                                           1,453,956            --               --       1,453,956
  Italy                                           41,154,211            --               --      41,154,211
  Japan                                           82,737,757            --               --      82,737,757
  Netherlands                                     14,953,401            --               --      14,953,401
  Norway                                           1,323,067            --               --       1,323,067
  Singapore                                        9,461,640            --               --       9,461,640
  Spain                                           21,168,933            --               --      21,168,933
  Sweden                                           1,486,850            --               --       1,486,850
  Switzerland                                     66,761,463            --               --      66,761,463
  United Kingdom                                  89,999,931            --               --      89,999,931
  United States                                      695,118            --               --         695,118
                                                ------------    ----------    -------------    ------------
Total Common Stocks                              412,680,642            --               --     412,680,642
                                                ------------    ----------    -------------    ------------
Exchange Traded Funds
  United States                                    9,549,218            --               --       9,549,218
                                                ------------    ----------    -------------    ------------



M-230    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER      SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE     UNOBSERVABLE
                                                      ASSETS        INPUTS           INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)        (LEVEL 3)           TOTAL
Total Exchange Traded Funds                     $  9,549,218    $       --              $--    $  9,549,218
                                                ------------    ----------    -------------    ------------
Warrants
  Ireland                                          5,197,535            --               --       5,197,535
                                                ------------    ----------    -------------    ------------
Total Warrants                                     5,197,535            --               --       5,197,535
                                                ------------    ----------    -------------    ------------
Purchased Put Options
  Switzerland                                          1,635            --               --           1,635
                                                ------------    ----------    -------------    ------------
Total Purchased Put Options                            1,635            --               --           1,635
                                                ------------    ----------    -------------    ------------
Short-Term Investment
  Repurchase Agreement
  United States                                           --     5,873,705               --       5,873,705
                                                ------------    ----------    -------------    ------------
Total Short-Term Investment                               --     5,873,705               --       5,873,705
                                                ------------    ----------    -------------    ------------
Foreign Currency Forward Contracts                 3,216,579            --               --       3,216,579
                                                ------------    ----------    -------------    ------------
TOTAL                                           $430,645,609    $5,873,705              $--    $436,519,314
                                                ============    ==========    =============    ============




LIABILITY VALUATION INPUTS


                                                       QUOTED
                                                    PRICES IN
                                                       ACTIVE     SIGNIFICANT
                                                  MARKETS FOR           OTHER      SIGNIFICANT
                                                    IDENTICAL      OBSERVABLE     UNOBSERVABLE
                                                       ASSETS          INPUTS           INPUTS
 DESCRIPTION                                        (LEVEL 1)       (LEVEL 2)        (LEVEL 3)        TOTAL
Written Options
  Switzerland                                       $(125,738)  $          --    $          --    $(125,738)
                                                    ---------   -------------    -------------    ---------
Total Written Options                                (125,738)             --               --     (125,738)
                                                    ---------   -------------    -------------    ---------
Foreign Currency Forward Contracts                   (118,977)             --               --     (118,977)
                                                    ---------   -------------    -------------    ---------
TOTAL                                               $(244,715)            $--              $--    $(244,715)
                                                    =========   =============    =============    =========




Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:


                                                             CHANGE IN
                  BALANCE AS OF     ACCRUED   REALIZED      UNREALIZED                                  NET             NET
 INVESTMENTS      DECEMBER 31,    DISCOUNTS       GAIN    APPRECIATION        NET        NET      TRANSFERS       TRANSFERS
 IN SECURITIES             2008  (PREMIUMS)     (LOSS)  (DEPRECIATION)  PURCHASES      SALES  IN TO LEVEL 3  OUT OF LEVEL 3
Rights                 $786,202          $0  ($794,426)       $680,131         $0  ($671,907)            $0              $0
                       --------          --  ---------        --------         --  ---------             --              --
  TOTAL                $786,202          $0  ($794,426)       $680,131         $0  ($671,907)            $0              $0
                       ========          ==  =========        ========         ==  =========             ==              ==

                                      CHANGE IN
                                     UNREALIZED
                                   APPRECIATION
                                 (DEPRECIATION)
                                           FROM
                                    INVESTMENTS  ROLLFORWARD
 INVESTMENTS      BALANCE AS OF        HELD AT         PROOF
 IN SECURITIES    JUNE 30, 2009   JUNE 30, 2009       COLUMN
Rights                       $0        $680,131           $0
                             --        --------           --
  TOTAL                      $0        $680,131           $0
                             ==        ========           ==





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-231

The table below sets forth the diversification of MainStay VP International Equity Portfolio investments by industry.

INDUSTRY DIVERSIFICATION


                                      VALUE    PERCENT(+)
Aerospace & Defense            $  7,219,937        1.6%
Air Freight & Logistics           4,782,080        1.1
Airlines                          5,197,535        1.2
Beverages                           908,006        0.2
Biotechnology                     4,002,600        0.9
Building Products                 2,140,453        0.5
Capital Markets                  32,009,616        5.5
Commercial Banks                  9,895,826        3.8
Communication Equipment           1,323,864        0.3
Computers & Peripherals             397,834        0.1
Diversified Financial
  Services                        7,405,978        1.7
Diversified Telecommunication
  Services                        7,935,171        1.8
Electric Utilities               16,610,326        3.7
Electronic Equipment &
  Instruments                     3,287,233        0.7
Food & Staples Retailing         22,785,854        5.1
Food Products                    30,693,225        6.9
Gas Utilities                    31,818,810        7.1
Health Care Equipment &
  Supplies                       14,738,682        3.3
Hotels, Restaurants & Leisure     9,898,600        2.2
Industrial Conglomerates          3,364,854        0.8
Insurance                        22,060,501        4.9
IT Services                       7,431,158        1.7
Leisure Equipment & Products      4,314,164        1.0
Media                            14,469,401        3.2
Metals & Mining                   1,279,073        0.3
Multiline Retail                  2,213,816        0.5
Office Electronics               10,777,153        2.4
Oil, Gas & Consumable Fuels      38,233,405        8.6
Personal Products                 2,256,455        0.5
Pharmaceuticals                  57,711,719       12.9
Road & Rail                       1,184,424        0.3
Software                         13,323,116        3.0
Specialty Retail                  3,452,991        0.8
Tobacco                           4,642,778        1.0
Trading Companies &
  Distributors                    1,034,259        0.2
Wireless Telecommunication
  Services                       32,376,100        7.2
                               ------------       ----
                                433,176,997       97.0
Cash and Other Assets,
  Less Liabilities               13,471,859        3.0
                               ------------       ----
Net Assets                     $446,648,856        100%
                               ============       ====




+ Percentages indicated are based on Portfolio net assets.



M-232    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $459,691,948)     $ 433,302,735
Cash denominated in foreign
  currencies (identified cost
  $9,084,904)                            9,151,733
Receivables:
  Dividends and interest                 1,615,193
  Investment securities sold               724,739
  Fund shares sold                         150,235
Other assets                                 5,323
Unrealized appreciation on foreign
  currency forward contracts             3,216,579
                                     -------------
     Total assets                      448,166,537
                                     -------------
LIABILITIES:
Written options, at value (premiums
  received $57,316)                        125,738
Payables:
  Investment securities purchased          673,055
  Manager (See Note 3)                     326,887
  Shareholder communication                 93,362
  Custodian                                 59,352
  NYLIFE Distributors (See Note 3)          44,752
  Fund shares redeemed                      38,194
  Professional fees                         32,091
  Directors                                  1,372
Accrued expenses                             3,901
Unrealized depreciation on foreign
  currency forward contracts               118,977
                                     -------------
     Total liabilities                   1,517,681
                                     -------------
Net assets                           $ 446,648,856
                                     =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $     388,063
Additional paid-in capital             546,578,559
                                     -------------
                                       546,966,622
Accumulated undistributed net
  investment income                     39,902,343
Accumulated net realized loss on
  investments, written option
  transactions and foreign currency
  transactions                        (117,024,040)
Net unrealized depreciation on
  investments and written options      (26,457,635)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                              3,261,566
                                     -------------
Net assets                           $ 446,648,856
                                     =============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 227,934,398
                                     =============
Shares of capital stock outstanding     19,725,207
                                     =============
Net asset value per share
  outstanding                        $       11.56
                                     =============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 218,714,458
                                     =============
Shares of capital stock outstanding     19,081,128
                                     =============
Net asset value per share
  outstanding                        $       11.46
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-233

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $ 10,246,536
  Interest                                  8,915
                                     ------------
     Total income                      10,255,451
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,848,775
  Distribution and service--Service
     Class (See Note 3)                   248,334
  Custodian                               121,832
  Professional fees                        48,137
  Shareholder communication                45,802
  Directors                                 9,654
  Miscellaneous                            17,206
                                     ------------
     Total expenses                     2,339,740
                                     ------------
Net investment income                   7,915,711
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gain(loss) on:
  Investments                         (41,322,122)
  Written option transactions             378,203
  Foreign currency transactions        (2,116,063)
                                     ------------
Net realized gain(loss) on
  investments, written option
  transactions and foreign currency
  transactions                        (43,059,982)
                                     ------------
Net change in unrealized
  depreciation on:
  Investments                          38,718,262
  Written option contracts                (68,422)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts         3,367,055
                                     ------------
Net change in unrealized
  depreciation on investments,
  written options and foreign
  currency transactions                42,016,895
                                     ------------
Net realized and unrealized loss on
  investments, written options and
  foreign currency transactions        (1,043,087)
                                     ------------
Net increase in net assets
  resulting from operations          $  6,872,624
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $1,450,232.



M-234    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2008


                                       2009            2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $  7,915,711   $  20,917,134
 Net realized loss on
  investments, written option
  transactions and foreign
  currency transactions         (43,059,982)    (60,887,388)
 Net change in unrealized
  appreciation (depreciation)
  on investments, written
  options and foreign
  currency transactions          42,016,895    (131,158,767)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      6,872,624    (171,129,021)
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                        --      (4,305,860)
    Service Class                        --      (3,276,906)
                               ----------------------------
                                         --      (7,582,766)
                               ----------------------------
 From net realized gain on investments:
    Initial Class                        --     (35,576,759)
    Service Class                        --     (32,683,689)
                               ----------------------------
                                         --     (68,260,448)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                           --     (75,843,214)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         16,806,802      79,244,921
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                      --      75,843,214
 Cost of shares redeemed        (43,774,018)   (103,307,102)
                               ----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               (26,967,216)     51,781,033
                               ----------------------------
    Net decrease in net
     assets                     (20,094,592)   (195,191,202)

NET ASSETS:
Beginning of period             466,743,448     661,934,650
                               ----------------------------
End of period                  $446,648,856   $ 466,743,448
                               ============================
Accumulated undistributed net
 investment income at end of
 period                        $ 39,902,343   $  31,986,632
                               ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-235

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         INITIAL CLASS
                            ----------------------------------------------------------------------
                            SIX MONTHS
                               ENDED
                             JUNE 30,                      YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------

                               2009*        2008        2007        2006        2005        2004
Net asset value at
  beginning of period        $  11.30     $  18.29    $  18.68    $  14.39    $  14.11    $  12.13
                             --------     --------    --------    --------    --------    --------
Net investment income (a)        0.20         0.59        0.39        0.29        0.36        0.19
Net realized and
  unrealized gain (loss)
  on investments                 0.13 (e)    (5.71)       0.62        4.38        0.90        1.84
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                  (0.07)(e)     0.31       (0.04)      (0.16)      (0.13)       0.07
                             --------     --------    --------    --------    --------    --------
Total from investment
  operations                     0.26        (4.81)       0.97        4.51        1.13        2.10
                             --------     --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                        --        (0.24)      (0.13)      (0.05)      (0.24)      (0.12)
  From net realized gain
     on investments                --        (1.94)      (1.23)      (0.17)      (0.61)         --
                             --------     --------    --------    --------    --------    --------
Total dividends and
  distributions                    --        (2.18)      (1.36)      (0.22)      (0.85)      (0.12)
                             --------     --------    --------    --------    --------    --------

Net asset value at end of
  period                     $  11.56     $  11.30    $  18.29    $  18.68    $  14.39    $  14.11
                             ========     ========    ========    ========    ========    ========
Total investment return          2.30%(b)(c)(25.67%)      4.93%      31.33%       7.99%(d)   17.34%
Ratios (to average net
  assets)/ Supplemental
  Data:
  Net investment income          3.92%++      3.87%       1.99%       1.79%       2.52%       1.53%
  Net expenses                   1.01%++      0.96%       0.89%       0.92%       0.87%       0.99%
  Expenses (before
     reimbursement)              1.01%++      0.96%       0.89%       0.92%       0.91%       0.99%
Portfolio turnover rate            41%          89%         54%         44%         54%         49%
Net assets at end of
  period (in 000's)          $227,934     $244,533    $358,292    $355,382    $219,867    $175,172




*    Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.95% and 7.71% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.
(e)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio during the period.





M-236    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                  SERVICE CLASS
      ---------------------------------------------------------------------
      SIX MONTHS
         ENDED
       JUNE 30,                     YEAR ENDED DECEMBER 31,
      ---------------------------------------------------------------------

         2009*        2008        2007        2006        2005        2004

       $  11.22     $  18.17    $  18.59    $  14.35    $  14.08    $ 12.12
       --------     --------    --------    --------    --------    -------
           0.19         0.54        0.32        0.25        0.33       0.15
           0.11 (e)    (5.67)       0.63        4.35        0.90       1.84

          (0.06)(e)     0.31       (0.03)      (0.16)      (0.13)      0.07
       --------     --------    --------    --------    --------    -------
           0.24        (4.82)       0.92        4.44        1.10       2.06
       --------     --------    --------    --------    --------    -------

             --        (0.19)      (0.11)      (0.03)      (0.22)     (0.10)
             --        (1.94)      (1.23)      (0.17)      (0.61)        --
       --------     --------    --------    --------    --------    -------
             --        (2.13)      (1.34)      (0.20)      (0.83)     (0.10)
       --------     --------    --------    --------    --------    -------

       $  11.46     $  11.22    $  18.17    $  18.59    $  14.35    $ 14.08
       ========     ========    ========    ========    ========    =======
           2.14%(b)   (25.86%)      4.67%      31.00%       7.74%(d)  17.05%

           3.69%++      3.60%       1.68%       1.50%       2.27%      1.28%
           1.26%++      1.21%       1.14%       1.17%       1.12%      1.24%
           1.26%++      1.21%       1.14%       1.17%       1.16%      1.24%
             41%          89%         54%         44%         54%        49%
       $218,714     $222,210    $303,642    $217,511    $105,102    $51,408




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-237

MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                    AS OF 06/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             13.09%       -26.56%        -0.85%       -0.87%




                                            (After Portfolio operating expenses)

                              MAINSTAY VP
                               LARGE CAP       RUSSELL 1000(R)    S&P 500(R)
                           GROWTH PORTFOLIO      GROWTH INDEX        INDEX
                           ----------------    ---------------    ----------
06/30/99                         10000              10000            10000
                                 16286              12566            10725
                                 11673               8021             9134
                                  8967               5896             7491
                                  8819               6070             7510
                                  9568               7155             8945
                                  9298               7275             9511
                                 10169               7720            10332
                                 12080               9190            12459
                                 12484               8643            10824
06/30/09                          9168               6525             7987





SERVICE CLASS(2)                                                  AS OF 6/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             12.94%       -26.74%        -1.09%       -1.12%




                                            (After Portfolio operating expenses)

                              MAINSTAY VP
                               LARGE CAP       RUSSELL 1000(R)    S&P 500(R)
                           GROWTH PORTFOLIO      GROWTH INDEX        INDEX
                           ----------------    ---------------    ----------
06/30/99                         10000              10000            10000
                                 16234              12566            10725
                                 11603               8021             9134
                                  8891               5896             7491
                                  8722               6070             7510
                                  9440               7155             8945
                                  9151               7275             9511
                                  9985               7720            10332
                                 11832               9190            12459
                                 12197               8643            10824
06/30/09                          8936               6525             7987





 BENCHMARK PERFORMANCE                              SIX       ONE      FIVE     TEN
                                                  MONTHS     YEAR     YEARS    YEARS
Russell 1000(R) Growth Index(3)                    11.53%   -24.50%   -1.83%   -4.18%
S&P 500(R) Index(3)                                 3.16    -26.21    -2.24    -2.22
Average Lipper Variable Products Large-Cap
  Growth Portfolio(4)                              12.22    -27.41    -1.80    -2.84



1. Performance figures shown for the five-year and ten-year periods ended June 30, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been -0.87% and -0.87% for Initial Class shares and -1.10% and -1.12% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 6, 2003, includes the historical performance of Initial Class shares through June 5, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The average Lipper variable products large-cap growth portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) index. Lipper Inc. is an independent monitor of fund performance.



M-238    MainStay VP Large Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2009, to June 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2009, to June 30, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/09         6/30/09       PERIOD(1)         6/30/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,130.90        $4.28          $1,020.80         $4.06
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,129.40        $5.60          $1,019.50         $5.31
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.81% for Initial Class and 1.06% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-239

INDUSTRY COMPOSITION AS OF JUNE 30, 2009



Communications Equipment                8.6%
IT Services                             7.7
Software                                6.7
Internet Software & Services            6.6
Computers & Peripherals                 6.3
Capital Markets                         6.1
Health Care Equipment & Supplies        5.1
Oil, Gas & Consumable Fuels             5.0
Health Care Providers & Services        4.0
Energy Equipment & Services             3.7
Chemicals                               3.5
Diversified Financial Services          3.4
Food & Staples Retailing                3.4
Aerospace & Defense                     3.1
Road & Rail                             3.0
Pharmaceuticals                         2.6
Biotechnology                           2.5
Machinery                               2.4
Wireless Telecommunication Services     2.1
Internet & Catalog Retail               2.0
Air Freight & Logistics                 1.5
Hotels, Restaurants & Leisure           1.4
Semiconductors & Semiconductor
  Equipment                             1.4
Multiline Retail                        1.2
Construction & Engineering              1.1
Trading Companies & Distributors        1.1
Electronic Equipment & Instruments      1.0
Life Sciences Tools & Services          1.0
Specialty Retail                        0.9
Short-Term Investment                   1.1
Cash and Other Assets, Less
  Liabilities                           0.5
                                      -----
                                      100.0%
                                      =====



 See Portfolio of Investments on page M-243 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  QUALCOMM, Inc.
    2.  Medco Health Solutions, Inc.
    3.  Google, Inc. Class A
    4.  Hewlett-Packard Co.
    5.  Visa, Inc. Class A
    6.  Apple, Inc.
    7.  Union Pacific Corp.
    8.  Cognizant Technology Solutions Corp.
        Class A
    9.  Teva Pharmaceutical Industries, Ltd.,
        Sponsored ADR
   10.  Monsanto Co.






M-240    MainStay VP Large Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY CLARK J. WINSLOW, JUSTIN H. KELLY, CFA, AND R. BART WEAR, CFA, OF WINSLOW CAPITAL MANAGEMENT, INC., THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP LARGE CAP GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2009?

For the six months ended June 30, 2009, MainStay VP Large Cap Growth Portfolio returned 13.09% for Initial Class shares and 12.94% for Service Class shares. Both share classes outperformed the 12.22% return of the average Lipper(1) Variable Products Large-Cap Growth Portfolio and the 11.53% return of the Russell 1000(R) Growth Index(1) for the six months ended June 30, 2009. The Russell 1000(R) Growth Index is the Portfolio's broad-based securities market Index.

WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE RELATIVE TO THE RUSSELL 1000(R) GROWTH INDEX DURING THE REPORTING PERIOD?

While the Portfolio solidly outperformed the Russell 1000(R) Growth Index for the first six months of 2009, its emphasis on quality companies caused it to trail the benchmark in the second quarter, particularly in the financials sector. As the market emerged from its low point in March, lower-quality higher-beta(2) stocks rallied.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH SECTORS DETRACTED?

The Portfolio's holdings in information technology and financials were strong contributors to the Portfolio's absolute and relative returns, aided by weightings and security selection. Our stock selections in financials have been major contributors to the Portfolio's performance relative to the Russell 1000(R) Growth Index, continuing a trend that has spanned the credit crisis. Our decision to sell or entirely avoid credit extenders also contributed positively. Strongly performing stocks in the industrials sector also contributed positively to the Portfolio's performance relative to the Russell 1000(R) Growth Index, although the sector weightings of the Portfolio and the benchmark were relatively similar.

Consumer discretionary holdings detracted from the Portfolio's performance because of stock selection, specifically among for-profit education stocks. In the materials sector, the Portfolio had a small weighting, as did the benchmark, but the Portfolio's holdings detracted from relative performance.
Telecommunication services also had a negative impact on the Portfolio's relative performance, with an overweight position and underperforming selections.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

Computers & peripherals company Apple and Chinese search engine provider Baidu were two of the Portfolio's top performers. Both stocks outperformed the information technology sector as a whole. The impact was bolstered by overweight positions in both stocks. Energy equipment & services company FMC Technologies was also a strong absolute performer. An overweight position helped strengthen the stock's contribution to the Portfolio's relative performance.

Notable detractors during the first half of 2009 included telecommunications company NII Holdings. The stock had a negative absolute return, and the Portfolio unfortunately held an overweight position relative to the benchmark. The Portfolio sold its position in the stock during the reporting period. Biotechnology company Cephalon was also sold. The stock's negative performance reflected investor uncertainty about whether the government would seek sweeping changes in the health care system. Multiline retailer Target provided negative absolute performance and detracted from the Portfolio's results, despite an underweight position, on average, relative to the benchmark.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Since the Portfolio may invest in foreign securities, it may be subject to various risks of loss that are different from the risks of investing in securities of U.S.-based companies. The Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-241

The Portfolio's two for-profit education stocks, Apollo Group and ITT Educational Services, were both detractors from the Fund's relative performance. While both companies had excellent fundamentals and exceeded earnings expectations, investors were concerned that government funding for education could be curtailed, which caused the prices of both stocks to slump.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

We increased the Portfolio's weightings in the energy sector, adding stocks such as integrated oil and gas companies Petro-Canada and Petrolio Brasiliero. We also increased the Portfolio's technology holdings with the addition of Research In Motion (manufacturer of Blackberry devices and software) and Baidu (China's largest search engine company).

Significant sales included Apollo Group and ITT Educational Services, both of which suffered from concerns that the Obama Administration's education policies might have a negative impact on the companies' respective bottom lines.

HOW DID THE PORTFOLIO'S WEIGHTINGS CHANGE OVER THE COURSE OF THE REPORTING
PERIOD?

During the first half of 2009, we strategically repositioned the Portfolio for an eventual economic recovery. Based on specific stock selections, we increased the Portfolio's information technology position from slightly underweight relative to the Russell 1000(R) Growth Index to significantly overweight. Over the same period, we shifted the Portfolio's energy position from significantly underweight to overweight relative to the benchmark.

We reduced the Portfolio's consumer discretionary allocation slightly, remaining underweight in the sector. We also reduced the Portfolio's consumer staples sector weighting, from slightly to significantly underweight. In the financials sector, we slightly decreased the Portfolio's overweight position.

During the reporting period, however, we repurchased Goldman Sachs Group and took new positions in JPMorgan and Morgan Stanley. Funds for these purchases came primarily from reducing the Portfolio's overweight position in the health care sector, which had been successful in the first quarter of 2009.


----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-242    MainStay VP Large Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2009 UNAUDITED



                                       SHARES           VALUE
COMMON STOCKS 98.4%+
-------------------------------------------------------------

AEROSPACE & DEFENSE 3.1%
Precision Castparts Corp.              37,900   $   2,767,837
United Technologies Corp.             117,400       6,100,104
                                                -------------
                                                    8,867,941
                                                -------------

AIR FREIGHT & LOGISTICS 1.5%
C.H. Robinson Worldwide, Inc.          50,600       2,638,790
Expeditors International of
  Washington, Inc.                     45,100       1,503,634
                                                -------------
                                                    4,142,424
                                                -------------

BIOTECHNOLOGY 2.5%
Gilead Sciences, Inc. (a)             151,700       7,105,628
                                                -------------


CAPITAL MARKETS 6.1%
BlackRock, Inc.                        28,000       4,911,760
Charles Schwab Corp. (The)            377,500       6,621,350
Goldman Sachs Group, Inc.
  (The)                                20,200       2,978,288
Morgan Stanley                        101,100       2,882,361
                                                -------------
                                                   17,393,759
                                                -------------

CHEMICALS 3.5%
Ecolab, Inc.                           68,600       2,674,714
 v  Monsanto Co.                       95,700       7,114,338
                                                -------------
                                                    9,789,052
                                                -------------

COMMUNICATIONS EQUIPMENT 8.6%
Cisco Systems, Inc. (a)               372,100       6,935,944
Juniper Networks, Inc. (a)            121,100       2,857,960
 v  QUALCOMM, Inc.                    251,000      11,345,200
Research In Motion, Ltd. (a)           46,800       3,325,140
                                                -------------
                                                   24,464,244
                                                -------------

COMPUTERS & PERIPHERALS 6.3%
 v  Apple, Inc. (a)                    61,800       8,802,174
 v  Hewlett-Packard Co.               232,202       8,974,607
                                                -------------
                                                   17,776,781
                                                -------------

CONSTRUCTION & ENGINEERING 1.1%
Aecom Technology Corp. (a)             95,400       3,052,800
                                                -------------


DIVERSIFIED FINANCIAL SERVICES 3.4%
IntercontinentalExchange,
  Inc. (a)                             40,700       4,649,568
JPMorgan Chase & Co.                  142,700       4,867,497
                                                -------------
                                                    9,517,065
                                                -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 1.0%
Dolby Laboratories, Inc.
  Class A (a)                          77,600       2,892,928
                                                -------------


ENERGY EQUIPMENT & SERVICES 3.7%
FMC Technologies, Inc. (a)             95,700       3,596,406
Transocean, Ltd. (a)                   34,300       2,548,147
Weatherford International,
  Ltd. (a)                            218,600       4,275,816
                                                -------------
                                                   10,420,369
                                                -------------

FOOD & STAPLES RETAILING 3.4%
CVS Caremark Corp.                    135,500       4,318,385
Wal-Mart Stores, Inc.                 108,400       5,250,896
                                                -------------
                                                    9,569,281
                                                -------------

HEALTH CARE EQUIPMENT & SUPPLIES 5.1%
Baxter International, Inc.            104,800       5,550,208
Mindray Medical
  International, Ltd., ADR
  (b)                                 115,650       3,228,948
St. Jude Medical, Inc. (a)            141,000       5,795,100
                                                -------------
                                                   14,574,256
                                                -------------

HEALTH CARE PROVIDERS & SERVICES 4.0%
 v  Medco Health Solutions,
  Inc. (a)                            245,600      11,201,816
                                                -------------


HOTELS, RESTAURANTS & LEISURE 1.4%
Carnival Corp.                        150,000       3,865,500
                                                -------------


INTERNET & CATALOG RETAIL 2.0%
Priceline.com, Inc. (a)                50,600       5,644,430
                                                -------------

INTERNET SOFTWARE & SERVICES 6.6%
Baidu, Inc., ADR (a)(b)                17,575       5,291,657
Equinix, Inc. (a)                      60,500       4,400,770
 v  Google, Inc. Class A (a)           21,660       9,131,639
                                                -------------
                                                   18,824,066
                                                -------------

IT SERVICES 7.7%
 v  Cognizant Technology
  Solutions Corp. Class A (a)         285,400       7,620,180
Mastercard, Inc. Class A               32,500       5,437,575
 v  Visa, Inc. Class A                142,700       8,884,502
                                                -------------
                                                   21,942,257
                                                -------------

LIFE SCIENCES TOOLS & SERVICES 1.0%
Illumina, Inc. (a)                     70,400       2,741,376
                                                -------------


MACHINERY 2.4%
Danaher Corp.                         112,000       6,914,880
                                                -------------


MULTILINE RETAIL 1.2%
Kohl's Corp. (a)                       79,400       3,394,350
                                                -------------


OIL, GAS & CONSUMABLE FUELS 5.0%
CONSOL Energy, Inc.                    22,600         767,496


+ Percentages indicated are based on portfolio net assets.
V Among the portfolio's 10 largest holdings or issuers held as of June 30, 2009,

  excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-243


                                       SHARES           VALUE
COMMON STOCKS (CONTINUED)
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Petro-Canada                          142,700   $   5,482,534
PetroHawk Energy Corp. (a)             90,300       2,013,690
Petroleo Brasileiro S.A., ADR
  (b)                                  74,000       3,032,520
Southwestern Energy Co. (a)            75,800       2,944,830
                                                -------------
                                                   14,241,070
                                                -------------

PHARMACEUTICALS 2.6%
 v  Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (b)                             151,700       7,484,878
                                                -------------

ROAD & RAIL 3.0%
 v  Union Pacific Corp.               164,400       8,558,664
                                                -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.4%
Lam Research Corp. (a)                 48,500       1,261,000
Marvell Technology Group,
  Ltd. (a)                            239,839       2,791,726
                                                -------------
                                                    4,052,726
                                                -------------

SOFTWARE 6.7%
Adobe Systems, Inc. (a)               102,200       2,892,260
Autodesk, Inc. (a)                     68,600       1,302,028
McAfee, Inc. (a)                       59,200       2,497,648
Microsoft Corp.                       269,000       6,394,130
Oracle Corp.                          276,300       5,918,346
                                                -------------
                                                   19,004,412
                                                -------------

SPECIALTY RETAIL 0.9%
Best Buy Co., Inc.                     75,800       2,538,542
                                                -------------


TRADING COMPANIES & DISTRIBUTORS 1.1%
Fastenal Co.                           90,300       2,995,251
                                                -------------


WIRELESS TELECOMMUNICATION SERVICES 2.1%
America Movil SAB de C.V.,
  Series L, ADR (b)                    79,400       3,074,368
American Tower Corp. Class A
  (a)                                  88,500       2,790,405
                                                -------------
                                                    5,864,773
                                                -------------
Total Common Stocks
  (Cost $275,544,672)                             278,835,519
                                                -------------

                                    PRINCIPAL
                                       AMOUNT
SHORT-TERM INVESTMENT 1.1%
-------------------------------------------------------------

REPURCHASE AGREEMENT 1.1%
State Street Bank and Trust
  Co.
  0.01%, dated 6/30/09
  due 7/1/09
  Proceeds at Maturity
  $3,034,331 (Collateralized
  by a Federal Home Loan Bank
  security with a rate of
  0.80% and a maturity date
  of 4/30/10, with a
  Principal Amount of
  $3,085,000 and a Market
  Value of $3,096,569)             $3,034,330       3,034,330
                                                -------------
Total Short-Term Investment
  (Cost $3,034,330)                                 3,034,330
                                                -------------
Total Investments
  (Cost $278,579,002) (c)                99.5%    281,869,849
Cash and Other Assets,
  Less Liabilities                        0.5       1,504,753
                                        -----    ------------
Net Assets                              100.0%    283,374,602
                                        =====    ============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At June 30, 2009, cost is $283,828,290
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 20,034,410
Gross unrealized depreciation       (21,992,851)
                                   ------------
Net unrealized depreciation        $ (1,958,441)
                                   ============






M-244    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a list of the inputs used as of June 30, 2009 for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                               QUOTED PRICES
                                                   IN ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER      SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE     UNOBSERVABLE
                                                      ASSETS        INPUTS           INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)        (LEVEL 3)           TOTAL
Common Stocks
  Aerospace & Defense                           $  8,867,941    $       --    $          --    $  8,867,941
  Air Freight & Logistics                          4,142,424            --               --       4,142,424
  Biotechnology                                    7,105,628            --               --       7,105,628
  Capital Markets                                 17,393,759            --               --      17,393,759
  Chemicals                                        9,789,052            --               --       9,789,052
  Communications Equipment                        24,464,244            --               --      24,464,244
  Computers & Peripherals                         17,776,781            --               --      17,776,781
  Construction & Engineering                       3,052,800            --               --       3,052,800
  Diversified Financial Services                   9,517,065            --               --       9,517,065
  Electronic Equipment & Instruments               2,892,928            --               --       2,892,928
  Energy Equipment & Services                     10,420,369            --               --      10,420,369
  Food & Staples Retailing                         9,569,281            --               --       9,569,281
  Health Care Equipment & Supplies                14,574,256            --               --      14,574,256
  Health Care Providers & Services                11,201,816            --               --      11,201,816
  Hotels, Restaurants & Leisure                    3,865,500            --               --       3,865,500
  Internet & Catalog Retail                        5,644,430            --               --       5,644,430
  Internet Software & Services                    18,824,066            --               --      18,824,066
  IT Services                                     21,942,257            --               --      21,942,257
  Life Sciences Tools & Services                   2,741,376            --               --       2,741,376
  Machinery                                        6,914,880            --               --       6,914,880
  Multiline Retail                                 3,394,350            --               --       3,394,350
  Oil, Gas & Consumable Fuels                     14,241,070            --               --      14,241,070
  Pharmaceuticals                                  7,484,878            --               --       7,484,878
  Road & Rail                                      8,558,664            --               --       8,558,664
  Semiconductors & Semiconductor Equipment         4,052,726            --               --       4,052,726
  Software                                        19,004,412            --               --      19,004,412
  Specialty Retail                                 2,538,542            --               --       2,538,542
  Trading Companies & Distributors                 2,995,251            --               --       2,995,251
  Wireless Telecommunication Services              5,864,773            --               --       5,864,773
                                                ------------    ----------    -------------    ------------
Total Common Stocks                              278,835,519            --               --     278,835,519
                                                ------------    ----------    -------------    ------------
Short-Term Investment
  Repurchase Agreement                                    --     3,034,330               --       3,034,330
                                                ------------    ----------    -------------    ------------
Total Short-Term Investments                              --     3,034,330               --       3,034,330
                                                ------------    ----------    -------------    ------------
TOTAL                                           $278,835,519    $3,034,330              $--    $281,869,849
                                                ============    ==========    =============    ============




The Portfolio did not hold other financial instruments as of June 30, 2009.

At June 30, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-245

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $278,579,002)     $ 281,869,849
Receivables:
  Investment securities sold             1,388,630
  Fund shares sold                         277,709
  Dividends and interest                   177,070
Other assets                                 2,984
                                     -------------
     Total assets                      283,716,242
                                     -------------
LIABILITIES:
Payables:
  Manager (See Note 3)                     175,568
  Shareholder communication                 58,861
  Fund shares redeemed                      47,815
  Professional fees                         32,949
  NYLIFE Distributors (See Note 3)          17,297
  Custodian                                  2,430
  Directors                                  1,085
Accrued expenses                             5,635
                                     -------------
     Total liabilities                     341,640
                                     -------------
Net assets                           $ 283,374,602
                                     =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $     273,328
Additional paid-in capital             433,804,934
                                     -------------
                                       434,078,262
Accumulated net investment loss             (7,353)
Accumulated net realized loss on
  investments                         (153,985,648)
Net unrealized appreciation on
  investments                            3,290,847
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies         (1,506)
                                     -------------
Net assets                           $ 283,374,602
                                     =============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 198,333,466
                                     =============
Shares of capital stock outstanding     19,072,159
                                     =============
Net asset value per share
  outstanding                        $       10.40
                                     =============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $  85,041,136
                                     =============
Shares of capital stock outstanding      8,260,599
                                     =============
Net asset value per share
  outstanding                        $       10.29
                                     =============






M-246    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  1,124,960
  Interest                                  1,049
                                     ------------
     Total income                       1,126,009
                                     ------------
EXPENSES:
  Manager (See Note 3)                    962,222
  Distribution and service--Service
     Class
     (See Note 3)                          90,075
  Professional fees                        39,347
  Shareholder communication                30,856
  Custodian                                 6,203
  Directors                                 5,958
  Miscellaneous                            15,936
                                     ------------
     Total expenses before waiver       1,150,597
  Expense waiver from Manager (See
     Note 3)                              (17,235)
                                     ------------
     Net expenses                       1,133,362
                                     ------------
Net investment loss                        (7,353)
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments      (24,275,266)
                                     ------------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                          56,673,279
  Translation of other assets and
     liabilities in foreign
     currencies                            (1,506)
                                     ------------
Net change in unrealized
  depreciation on investments and
  foreign currency transactions        56,671,773
                                     ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                         32,396,507
                                     ------------
Net increase in net assets
  resulting from operations          $ 32,389,154
                                     ============




(a) Dividends recorded net of foreign withholding taxes in the amount of $12,885.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-247

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss           $     (7,353)  $    (353,595)
 Net realized loss on
  investments and foreign
  currency transactions         (24,275,266)    (33,611,146)
 Net change in unrealized
  appreciation (depreciation)
  on investments and foreign
  currency transactions          56,671,773    (113,250,140)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     32,389,154    (147,214,881)
                               ----------------------------

Dividends to shareholders:
 From net investment income:
    Initial Class                        --        (175,654)
                               ----------------------------
 Total dividends to
  shareholders                           --        (175,654)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         23,510,168     124,184,851
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends              --         175,654
 Cost of shares redeemed        (26,323,196)    (65,046,856)
                               ----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                (2,813,028)     59,313,649
                               ----------------------------
    Net increase (decrease)
     in net assets               29,576,126     (88,076,886)

NET ASSETS:
Beginning of period             253,798,476     341,875,362
                               ----------------------------
End of period                  $283,374,602   $ 253,798,476
                               ============================
Accumulated net investment
 loss at end of period         $     (7,353)  $          --
                               ============================






M-248    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                  mainstayinvestments.com  M-249

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                             INITIAL CLASS
                            ------------------------------------------------------------------------------
                                SIX MONTHS
                                   ENDED
                                 JUNE 30,                         YEAR ENDED DECEMBER 31,

                            ------------------------------------------------------------------------------
                                   2009*            2008        2007        2006        2005        2004
Net asset value at
  beginning of period            $   9.19         $  15.04    $  12.39    $  11.57    $  11.09    $  11.38
                                 --------         --------    --------    --------    --------    --------
Net investment income
  (loss)                             0.00 (a)++      (0.01)(a)    0.02 (a)    0.01 (a)    0.02 (a)    0.02
Net realized and
  unrealized gain (loss)
  on investments                     1.21            (5.83)       2.63        0.83        0.46       (0.29)
                                 --------         --------    --------    --------    --------    --------
Total from investment
  operations                         1.21            (5.84)       2.65        0.84        0.48       (0.27)
                                 --------         --------    --------    --------    --------    --------
Less dividends:
  From net investment
     income                            --            (0.01)      (0.00)++    (0.02)      (0.00)++    (0.02)
                                 --------         --------    --------    --------    --------    --------
Net asset value at end of
  period                         $  10.40         $   9.19    $  15.04    $  12.39    $  11.57    $  11.09
                                 ========         ========    ========    ========    ========    ========
Total investment return             13.17%(c)(d)    (38.80)      21.35%       7.24%       4.35%(b)   (2.32%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                          0.07%++         (0.05%)      0.11%       0.07%       0.28%       0.22%
  Net expenses                       0.81%++          0.76%       0.70%       0.79%#      0.64%#      0.85% #
  Expenses (before
     waiver/reimbursement)           0.83%++          0.78%       0.72%       0.81%#      0.79%#      0.88% #
Portfolio turnover rate                34%             111%         82%         96%        205%        117%
Net assets at end of
  period (in 000's)              $198,333         $184,911    $266,473    $181,657    $108,635    $130,091




*    Unaudited.
++   Annualized.
++   Less than one cent per share.
#    Includes fees paid indirectly which amounted to 0.01%, less than one-hundredth of a percent and 0.03% of average net assets for the years ended December 31,
     2006, 2005, and 2004, respectively.
(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.20% and 3.98% for the Initial Class shares and
     Service Class shares, respectively, for the year ended December 31, 2005.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-250    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                    SERVICE CLASS
      -------------------------------------------------------------------------
          SIX MONTHS
             ENDED
           JUNE 30,                       YEAR ENDED DECEMBER 31,

      -------------------------------------------------------------------------
             2009*            2008       2007       2006       2005       2004
            $  9.11         $ 14.93    $ 12.33    $ 11.53    $ 11.07    $ 11.37
            -------         -------    -------    -------    -------    -------
              (0.01)(a)       (0.04)(a)  (0.02)(a)  (0.02)(a)   0.00 (a)++ 0.00 ++
               1.19           (5.78)      2.62       0.82       0.46      (0.30)
            -------         -------    -------    -------    -------    -------
               1.18           (5.82)      2.60       0.80       0.46      (0.30)
            -------         -------    -------    -------    -------    -------

                 --              --         --      (0.00)++      --      (0.00)++
            -------         -------    -------    -------    -------    -------
            $ 10.29         $  9.11    $ 14.93    $ 12.33    $ 11.53    $ 11.07
            =======         =======    =======    =======    =======    =======
              12.95% (c)(d)  (38.94%)    21.05%      6.97%      4.10%(b)  (2.57%)

              (0.19%)++       (0.29%)    (0.13%)    (0.18%)     0.03%     (0.03%)
               1.06% ++        1.01%      0.95%      1.04% #    0.89%#     1.10% #
               1.08% ++        1.03%      0.97%      1.06% #    1.04%#     1.13% #
                 34%            111%        82%        96%       205%       117%
            $85,041         $68,887    $75,403    $39,592    $22,993    $18,500




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-251

MAINSTAY VP MID CAP CORE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                    AS OF 06/30/09
--------------------------------------------------------------------------------

                                                                                         SINCE
AVERAGE ANNUAL                                  SIX           ONE          FIVE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR          YEARS       (7/2/01)
------------------------------------------------------------------------------------------------
After Portfolio
  operating expenses                           8.13%        -33.69%        0.09%         2.15%




                                            (After Portfolio operating expenses)

                                   MAINSTAY VP
                                     MID CAP       RUSSELL MIDCAP(R)
                                 CORE PORTFOLIO          INDEX
                                 --------------    -----------------
07/02/01                              10000              10000
                                       9299               9077
                                       9223               9316
                                      11809              12054
                                      14414              14117
                                      16547              16045
                                      20246              19387
                                      17887              17217
06/30/09                              11860              11990





SERVICE CLASS(1)                                                 AS OF 06/30/09
--------------------------------------------------------------------------------

                                                                                         SINCE
AVERAGE ANNUAL                                  SIX           ONE          FIVE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR          YEARS       (7/2/01)
------------------------------------------------------------------------------------------------
After Portfolio
  operating expenses                           7.99%        -33.86%        -0.17%        1.90%




                                            (After Portfolio operating expenses)

                                   MAINSTAY VP
                                     MID CAP       RUSSELL MIDCAP(R)
                                 CORE PORTFOLIO          INDEX
                                 --------------    -----------------
07/02/01                              10000              10000
                                       9276               9077
                                       9177               9316
                                      11721              12054
                                      14271              14117
                                      16342              16045
                                      19945              19387
                                      17577              17217
06/30/09                              11625              11990





 BENCHMARK PERFORMANCE                        SIX           ONE          FIVE          SINCE
                                            MONTHS         YEAR          YEARS       INCEPTION
Russell Midcap(R) Index(2)                   9.96%        -30.36%        -0.11%        2.29%
Average Lipper Variable Products Mid Cap
Core Portfolio(3)                            7.30         -28.61         -0.50         2.19



1. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3. The average Lipper variable products mid cap core portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity large-cap floor. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400(R) Index. Lipper Inc. is an independent monitor of fund performance.



M-252    MainStay VP Mid Cap Core Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP CORE PORTFOLIO --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2009, to June 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2009, to June 30, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/09         6/30/09       PERIOD(1)         6/30/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,081.30        $4.80          $1,020.20         $4.66
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,079.90        $6.09          $1,018.90         $5.91
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.93% for Initial Class and 1.18% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-253

INDUSTRY COMPOSITION AS OF JUNE 30, 2009

Specialty Retail                        6.4%
Insurance                               6.2
IT Services                             5.1
Health Care Providers & Services        4.7
Machinery                               4.4
Energy Equipment & Services             3.7
Oil, Gas & Consumable Fuels             3.6
Software                                3.6
Electronic Equipment & Instruments      3.4
Pharmaceuticals                         3.4
Semiconductors & Semiconductor
  Equipment                             3.4
Household Durables                      3.0
Capital Markets                         2.9
Media                                   2.9
Hotels, Restaurants & Leisure           2.4
Independent Power Producers & Energy
  Traders                               2.4
Computers & Peripherals                 2.3
Real Estate Investment Trusts           2.0
Multiline Retail                        1.9
Metals & Mining                         1.7
Chemicals                               1.6
Construction & Engineering              1.6
Multi-Utilities                         1.6
Aerospace & Defense                     1.5
Beverages                               1.5
Diversified Consumer Services           1.5
Food Products                           1.4
Electrical Equipment                    1.3
Health Care Equipment & Supplies        1.3
Professional Services                   1.3
Food & Staples Retailing                1.2
Commercial Services & Supplies          1.1
Textiles, Apparel & Luxury Goods        1.0
Consumer Finance                        0.9
Paper & Forest Products                 0.9
Commercial Banks                        0.8
Communications Equipment                0.8
Internet & Catalog Retail               0.8
Gas Utilities                           0.7
Life Sciences Tools & Services          0.7
Diversified Telecommunication
  Services                              0.6
Internet Software & Services            0.6
Wireless Telecommunication Services     0.6
Airlines                                0.4
Personal Products                       0.4
Trading Companies & Distributors        0.4
Industrial Conglomerates                0.3
Leisure Equipment & Products            0.3
Auto Components                         0.2
Containers & Packaging                  0.2
Diversified Financial Services          0.2
Electric Utilities                      0.2
Air Freight & Logistics                 0.1
Building Products                       0.1
Health Care Technology                  0.1
Household Products                      0.1
Road & Rail                             0.1
Water Utilities                         0.1
Thrifts & Mortgage Finance              0.0++
Tobacco                                 0.0++
Exchange Traded Funds                   1.8
Short-Term Investment                   0.2
Cash and Other Assets, Less
  Liabilities                           0.1
                                      -----
                                      100.0%
                                      =====



 See Portfolio of Investments on page M-257 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF JUNE 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Murphy Oil Corp.
    2.  Computer Sciences Corp.
    3.  Bunge, Ltd.
    4.  S&P MidCap 400 Index--MidCap SPDR Trust
        Series 1
    5.  Western Digital Corp.
    6.  S&P 500 Index--SPDR Trust Series 1
    7.  NetApp, Inc.
    8.  Precision Castparts Corp.
    9.  Discover Financial Services
   10.  Quest Diagnostics, Inc.






M-254    MainStay VP Mid Cap Core Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY HARVEY FRAM, CFA, AND MIGENE KIM, CFA, OF MADISON SQUARE INVESTORS LLC,(1) THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP MID CAP CORE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2009?

For the six months ended June 30, 2009, MainStay VP Mid Cap Core Portfolio returned 8.13% for Initial Class shares and 7.99% for Service Class shares. Both share classes outperformed the 7.30% return of the average Lipper(2) Variable Products Mid-Cap Core Portfolio and underperformed the 9.96% return of the Russell Midcap(R) Index(2) for the six months ended June 30, 2009. The Russell Midcap(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO THE RUSSELL MIDCAP(R) INDEX DURING THE FIRST SIX MONTHS OF 2009?

Over the six-month period, the Portfolio's underperformance of the Russell Midcap(R) Index was largely a result of severe market volatility, which typically is not a good environment for our model. The market rally that started in March was led by lower-quality issues, and the Portfolio struggled to adjust to the shift in market leadership. While it is not unusual for stocks with poor earnings to do well when the markets perceive that a recession is over, quantitative models take some time to incorporate the new information. Momentum-based factors in our model, which virtually collapsed after the March turnaround, were the primary detractors from the Portfolio's relative performance.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED THE MOST?

The Portfolio's strongest-contributing sectors relative to the Russell Midcap(R) Index were industrials, information technology and financials. The Portfolio's overweight positions in industrial stocks, such as Foster Wheeler AG, a global engineering and construction company and Fluor, an engineering, procurement, construction, maintenance and project management company, helped the Portfolio during the reporting period, as these companies won contracts. The Portfolio's underweight position in regional banks helped the Portfolio's performance, when bank stocks declined as a result of the expanding credit crisis.

The sectors that detracted most from the Portfolio's relative performance were health care, consumer discretionary and energy. The Portfolio's overweight position in the homebuilding subindustry within the consumer discretionary sector detracted from returns, as housing woes continued to hurt homebuilders. In the energy sector, the Portfolio's overweight position in oil refiners, such as Tesoro and Sunoco, detracted from performance when refiners were hurt by rising oil prices.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS WERE THE WEAKEST CONTRIBUTORS?

On an absolute basis, the strongest contributors to the Fund's performance were computer storage system manufacturer Western Digital, semiconductor company Broadcom and multiline retailer J.C. Penney. Western Digital increased its profits as it diversified beyond the desktop computer market into hard drives for mobile devices, DVRs and other consumer electronic products. J.C. Penney found strength in the highly discretionary home category as consumer confidence rose and food and energy prices fell.

Major detractors from the Portfolio's absolute performance included insurance company Principal

----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Mid-cap companies are generally less established than larger companies, and their securities may be more volatile and less liquid than the securities of larger companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may go down in value. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

1. As of January 2, 2009, the portfolio managers who manage the day-to-day investment operations of the Portfolio transitioned from a division within New York Life Investments, formerly referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly owned subsidiary of NYLIM Holdings LLC called Madison Square Investors LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-255

Financial Group, oil refiner Sunoco and property and casualty insurer W.R. Berkley. Principal Financial Group suffered because of capitalization pressures and industry-wide issues that have affected the company's investments and operating earnings. Sunoco saw its stock price deteriorate as oil prices rose.

DID THE PORTFOLIO MAKE ANY NOTABLE PURCHASES AND SALES DURING THE REPORTING PERIOD?

Among the stocks the Portfolio purchased during the reporting period were consumer finance company Discover Financial Services and beverage company Coca-Cola Enterprises. Discover saw relatively better credit performance than its competitors, and Coca-Cola Enterprises performed well in a bearish environment.

We sold the Portfolio's holdings in Southwest Airlines and biotechnology company Cephalon. Dallas-based Southwest suffered from declining demand in a deteriorating economy. Cephalon's stock price declined on investor concern over the possibility of health care reform. Health care stocks have historically been whipped around anytime there is talk of government-mandated change, and many believe that restructuring is finally in the offing.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The Portfolio's largest sector-weighting increases in the first half of 2009 were in the consumer discretionary and industrials sectors. In our opinion, many consumer discretionary stocks had reached extremely attractive valuations because of investor concerns about a prolonged recession. The Portfolio also bought industrial stocks, such as Oshkosh, that had won contracts and had performed well during the reporting period.

The Portfolio decreased its weighting in financials and health care. In the financials sector, we reduced our positions in real estate investment trusts (REITs) when they came under pressure as the economy weakened. We sold health care stocks in light of the uncertainties surrounding the ongoing health care reform debate.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2009, the Portfolio's most significantly overweight sector positions relative to the Russell Midcap(R) Index were in information technology and consumer discretionary.

As of the same date, the Portfolio's most significantly underweight sectors were financials and utilities. In our opinion, utilities became overvalued after many portfolio managers purchased utility stocks in search of lower-risk investments. The Portfolio's underweight position in financials was primarily driven by our concerns about REITs.


----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-256    MainStay VP Mid Cap Core Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2009 UNAUDITED



                                    SHARES          VALUE
COMMON STOCKS 97.9%+
----------------------------------------------------------

AEROSPACE & DEFENSE 1.5%
Alliant Techsystems, Inc. (a)        2,373   $     195,440
Goodrich Corp.                       9,830         491,205
L-3 Communications Holdings,
  Inc.                              11,507         798,356
 v  Precision Castparts
  Corp.                             28,611       2,089,461
                                             -------------
                                                 3,574,462
                                             -------------

AIR FREIGHT & LOGISTICS 0.1%
UTi Worldwide, Inc. (a)             22,858         260,581
                                             -------------


AIRLINES 0.4%
Copa Holdings S.A.                  23,890         975,190
                                             -------------


AUTO COMPONENTS 0.2%
Federal Mogul Corp. (a)             10,413          98,403
TRW Automotive Holdings Corp.
  (a)                               23,438         264,849
                                             -------------
                                                   363,252
                                             -------------

BEVERAGES 1.5%
Coca-Cola Enterprises, Inc.         88,799       1,478,504
Hansen Natural Corp. (a)            20,234         623,612
Pepsi Bottling Group, Inc.
  (The)                             43,805       1,482,361
                                             -------------
                                                 3,584,477
                                             -------------

BUILDING PRODUCTS 0.1%
Armstrong World Industries,
  Inc. (a)                           2,379          39,230
Masco Corp.                         23,995         229,872
                                             -------------
                                                   269,102
                                             -------------

CAPITAL MARKETS 2.9%
Federated Investors, Inc.
  Class B                            2,087          50,276
Invesco, Ltd.                       62,473       1,113,269
Investment Technology Group,
  Inc. (a)                          37,869         772,149
MF Global, Ltd. (a)                 59,651         353,730
Northern Trust Corp.                32,822       1,761,885
Raymond James Financial,
  Inc.                              42,124         724,954
TD Ameritrade Holding Corp.
  (a)                               93,704       1,643,568
Waddell & Reed Financial,
  Inc. Class A                       9,489         250,225
                                             -------------
                                                 6,670,056
                                             -------------

CHEMICALS 1.6%
Celanese Corp. Class A               8,814         209,333
CF Industries Holdings, Inc.        18,136       1,344,603
Eastman Chemical Co.                17,036         645,664
Nalco Holding Co.                    1,187          19,989
Scotts Miracle-Gro Co. (The)
  Class A                            4,744         166,277
Terra Industries, Inc.              46,046       1,115,234
Valspar Corp.                        6,775         152,641
                                             -------------
                                                 3,653,741
                                             -------------

COMMERCIAL BANKS 0.8%
Associated Banc-Corp.               21,769         272,112
BancorpSouth, Inc.                   5,593         114,824
BOK Financial Corp.                    405          15,256
CapitalSource, Inc.                  1,561           7,618
Cullen/Frost Bankers, Inc.          16,056         740,503
First Horizon National Corp.
  (a)                                    2              24
Huntington Bancshares, Inc.         12,364          51,681
M&T Bank Corp.                       3,763         191,650
TCF Financial Corp.                 35,837         479,141
Whitney Holding Corp.                2,041          18,696
                                             -------------
                                                 1,891,505
                                             -------------

COMMERCIAL SERVICES & SUPPLIES 1.1%
Brink's Co. (The)                   35,747       1,037,735
Covanta Holding Corp. (a)           20,910         354,634
Iron Mountain, Inc. (a)              9,082         261,107
R.R. Donnelley & Sons Co.           67,337         782,456
Steelcase, Inc. Class A              4,228          24,607
                                             -------------
                                                 2,460,539
                                             -------------

COMMUNICATIONS EQUIPMENT 0.8%
3Com Corp. (a)                      42,525         200,293
ADC Telecommunications, Inc.
  (a)                               15,263         121,493
F5 Networks, Inc. (a)                1,311          45,348
Harris Corp.                         1,648          46,737
Harris Stratex Networks, Inc.
  Class A (a)                        1,002           6,493
JDS Uniphase Corp. (a)              61,425         351,351
Tellabs, Inc. (a)                  189,423       1,085,394
                                             -------------
                                                 1,857,109
                                             -------------

COMPUTERS & PERIPHERALS 2.3%
Lexmark International, Inc.
  Class A (a)                        5,326          84,417
 v  NetApp, Inc. (a)               106,122       2,092,726
QLogic Corp. (a)                    24,039         304,814
Seagate Technology                     767           8,023
Sun Microsystems, Inc. (a)          26,003         239,748
Teradata Corp. (a)                  21,786         510,446
 v  Western Digital Corp. (a)       79,653       2,110,804
                                             -------------
                                                 5,350,978
                                             -------------

CONSTRUCTION & ENGINEERING 1.6%
Fluor Corp.                         21,040       1,079,142
Shaw Group, Inc. (The) (a)          56,235       1,541,401
URS Corp. (a)                       22,435       1,110,981
                                             -------------
                                                 3,731,524
                                             -------------

CONSUMER FINANCE 0.9%
 v  Discover Financial
  Services                         203,442       2,089,349
                                             -------------




 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, as of June 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-257


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
CONTAINERS & PACKAGING 0.2%
Ball Corp.                           8,889   $     401,427
Crown Holdings, Inc. (a)             5,012         120,990
                                             -------------
                                                   522,417
                                             -------------

DIVERSIFIED CONSUMER SERVICES 1.5%
Apollo Group, Inc. Class A
  (a)                               18,104       1,287,556
Brinks Home Security
  Holdings, Inc. (a)                27,336         773,882
Career Education Corp. (a)          55,331       1,377,189
                                             -------------
                                                 3,438,627
                                             -------------

DIVERSIFIED FINANCIAL SERVICES 0.2%
IntercontinentalExchange,
  Inc. (a)                           3,520         402,125
                                             -------------


DIVERSIFIED TELECOMMUNICATION SERVICES 0.6%
Embarq Corp.                         9,164         385,438
Qwest Communications
  International, Inc.              227,828         945,486
                                             -------------
                                                 1,330,924
                                             -------------

ELECTRIC UTILITIES 0.2%
American Electric Power Co.,
  Inc.                                 139           4,016
DPL, Inc.                            6,549         151,740
PPL Corp.                            8,320         274,227
                                             -------------
                                                   429,983
                                             -------------

ELECTRICAL EQUIPMENT 1.3%
Cooper Industries, Ltd. Class
  A                                 59,908       1,860,143
Hubbel, Inc. Class B                28,548         915,249
Rockwell Automation, Inc.            7,754         249,059
                                             -------------
                                                 3,024,451
                                             -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 3.4%
Arrow Electronics, Inc. (a)         67,243       1,428,241
Avnet, Inc. (a)                     80,364       1,690,055
Ingram Micro, Inc. Class A
  (a)                              102,689       1,797,057
Molex, Inc.                         83,394       1,296,777
Tech Data Corp. (a)                 41,811       1,367,638
Vishay Intertechnology, Inc.
  (a)                               55,202         374,822
                                             -------------
                                                 7,954,590
                                             -------------

ENERGY EQUIPMENT & SERVICES 3.7%
BJ Services Co.                     26,915         366,851
Cameron International Corp.
  (a)                               53,593       1,516,682
Diamond Offshore Drilling,
  Inc.                              23,948       1,988,881
ENSCO International, Inc.           54,598       1,903,832
Exterran Holdings, Inc. (a)          8,687         139,340
Nabors Industries, Ltd. (a)         23,506         366,224
Noble Corp.                          7,628         230,747
Patterson-UTI Energy, Inc.          91,610       1,178,105
Pride International, Inc. (a)       28,905         724,359
Superior Energy Services,
  Inc. (a)                           7,124         123,031
Tidewater, Inc.                      3,549         152,146
                                             -------------
                                                 8,690,198
                                             -------------

FOOD & STAPLES RETAILING 1.2%
Safeway, Inc.                       73,888       1,505,099
SUPERVALU, Inc.                     14,381         186,234
Whole Foods Market, Inc.            55,847       1,059,976
                                             -------------
                                                 2,751,309
                                             -------------

FOOD PRODUCTS 1.4%
 v  Bunge, Ltd.                     35,415       2,133,754
Dean Foods Co. (a)                  29,420         564,570
Del Monte Foods Co.                 29,377         275,556
H.J. Heinz Co.                          75           2,678
Hershey Co. (The)                    1,531          55,116
Tyson Foods, Inc. Class A           17,740         223,701
                                             -------------
                                                 3,255,375
                                             -------------

GAS UTILITIES 0.7%
National Fuel Gas Co.                6,383         230,299
UGI Corp.                           56,158       1,431,467
                                             -------------
                                                 1,661,766
                                             -------------

HEALTH CARE EQUIPMENT & SUPPLIES 1.3%
Beckman Coulter, Inc.               13,177         752,934
C.R. Bard, Inc.                      2,566         191,039
Edwards Lifesciences Corp.
  (a)                                4,826         328,313
Gen-Probe, Inc. (a)                  4,777         205,315
Kinetic Concepts, Inc. (a)          49,462       1,347,839
ResMed, Inc. (a)                     5,699         232,120
St. Jude Medical, Inc. (a)             667          27,414
                                             -------------
                                                 3,084,974
                                             -------------

HEALTH CARE PROVIDERS & SERVICES 4.7%
AmerisourceBergen Corp.             29,916         530,710
CIGNA Corp.                         70,275       1,692,925
Community Health Systems,
  Inc. (a)                          40,795       1,030,074
Coventry Health Care, Inc.
  (a)                               55,536       1,039,079
Express Scripts, Inc. (a)            8,232         565,950
Henry Schein, Inc. (a)               1,540          73,843
Humana, Inc. (a)                    54,732       1,765,654
Laboratory Corp. of America
  Holdings (a)                       8,151         552,556
Lincare Holdings, Inc. (a)          47,506       1,117,341
Omnicare, Inc.                      13,842         356,570
 v  Quest Diagnostics, Inc.         36,647       2,067,990
Universal Health Services,
  Inc. Class B                       4,475         218,604
                                             -------------
                                                11,011,296
                                             -------------

HEALTH CARE TECHNOLOGY 0.1%
Cerner Corp. (a)                     2,122         132,179
                                             -------------





M-258    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
HOTELS, RESTAURANTS & LEISURE 2.4%
Brinker International, Inc.          5,976   $     101,771
Chipotle Mexican Grill, Inc.
  Class A (a)                       13,786       1,102,880
Darden Restaurants, Inc.            51,663       1,703,846
Panera Bread Co. Class A (a)         7,793         388,559
Penn National Gaming, Inc.
  (a)                               48,115       1,400,628
Starbucks Corp. (a)                 43,061         598,117
WMS Industries, Inc. (a)            10,272         323,671
Yum! Brands, Inc.                    1,493          49,776
                                             -------------
                                                 5,669,248
                                             -------------

HOUSEHOLD DURABLES 3.0%
Centex Corp.                        90,232         763,363
D.R. Horton, Inc.                  162,724       1,523,097
Garmin, Ltd.                        72,037       1,715,921
Harman International
  Industries, Inc.                   6,886         129,457
KB Home                              4,196          57,401
Leggett & Platt, Inc.               92,721       1,412,141
Lennar Corp. Class A                 9,252          89,652
M.D.C. Holdings, Inc.               10,407         313,355
Mohawk Industries, Inc. (a)          1,059          37,785
Newell Rubbermaid, Inc.              1,747          18,186
NVR, Inc. (a)                          755         379,304
Toll Brothers, Inc. (a)             33,131         562,233
                                             -------------
                                                 7,001,895
                                             -------------

HOUSEHOLD PRODUCTS 0.1%
Clorox Co. (The)                     3,733         208,413
                                             -------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 2.4%
AES Corp. (The) (a)                132,832       1,542,179
Calpine Corp. (a)                  108,834       1,213,499
Mirant Corp. (a)                    56,628         891,325
NRG Energy, Inc. (a)                62,885       1,632,495
RRI Energy, Inc. (a)                40,987         205,345
                                             -------------
                                                 5,484,843
                                             -------------

INDUSTRIAL CONGLOMERATES 0.3%
Carlisle Cos., Inc.                 31,101         747,668
                                             -------------


INSURANCE 6.2%
Allied World Assurance
  Holdings, Ltd./Bermuda            38,959       1,590,696
American Financial Group,
  Inc.                              55,426       1,196,093
Aon Corp.                           33,605       1,272,621
Arch Capital Group, Ltd. (a)         5,760         337,421
Aspen Insurance Holdings,
  Ltd.                              26,873         600,343
Assurant, Inc.                      15,539         374,335
Axis Capital Holdings, Ltd.         66,562       1,742,593
Brown & Brown, Inc.                 15,385         306,623
Cincinnati Financial Corp.          14,574         325,729
Endurance Specialty Holdings,
  Ltd.                              29,737         871,294
First American Corp.                 4,917         127,399
HCC Insurance Holdings, Inc.        67,035       1,609,510
Odyssey Re Holdings Corp.            6,760         270,265
Principal Financial Group,
  Inc.                              20,778         391,458
RenaissanceRe Holdings, Ltd.         4,657         216,737
StanCorp Financial Group,
  Inc.                               9,160         262,709
Torchmark Corp.                     29,287       1,084,790
Unum Group                          33,772         535,624
Validus Holdings, Ltd.              19,102         419,862
W.R. Berkley Corp.                  43,777         939,892
                                             -------------
                                                14,475,994
                                             -------------

INTERNET & CATALOG RETAIL 0.8%
Expedia, Inc. (a)                   34,025         514,118
HSN, Inc. (a)                        4,424          46,762
Priceline.com, Inc. (a)             12,663       1,412,557
                                             -------------
                                                 1,973,437
                                             -------------

INTERNET SOFTWARE & SERVICES 0.6%
Akamai Technologies, Inc. (a)       21,384         410,145
IAC/InterActiveCorp (a)             51,672         829,336
VeriSign, Inc. (a)                   3,858          71,296
                                             -------------
                                                 1,310,777
                                             -------------

IT SERVICES 5.1%
Affiliated Computer Services,
  Inc. Class A (a)                   6,486         288,108
Alliance Data Systems Corp.
  (a)                               15,319         630,990
Amdocs, Ltd. (a)                    51,078       1,095,623
Broadridge Financial
  Solutions LLC                     90,213       1,495,732
 v  Computer Sciences Corp.
  (a)                               48,797       2,161,707
DST Systems, Inc. (a)                4,506         166,497
Fidelity National Information
  Services, Inc.                     1,166          23,273
Fiserv, Inc. (a)                    18,364         839,235
Global Payments, Inc.               37,620       1,409,245
Hewitt Associates, Inc. Class
  A (a)                             20,671         615,582
Lender Processing Services,
  Inc.                               7,077         196,528
NeuStar, Inc. Class A (a)           34,921         773,849
Paychex, Inc.                       52,800       1,330,560
SAIC, Inc. (a)                      34,887         647,154
Total System Services, Inc.         20,263         271,322
                                             -------------
                                                11,945,405
                                             -------------

LEISURE EQUIPMENT & PRODUCTS 0.3%
Eastman Kodak Co.                      260             770
Hasbro, Inc.                        26,372         639,257
                                             -------------
                                                   640,027
                                             -------------

LIFE SCIENCES TOOLS & SERVICES 0.7%
Pharmaceutical Product
  Development, Inc.                 32,091         745,153
Waters Corp. (a)                    17,342         892,593
                                             -------------
                                                 1,637,746
                                             -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-259


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
MACHINERY 4.4%
Crane Co.                            9,154   $     204,226
Cummins, Inc.                        8,103         285,307
Dover Corp.                         46,600       1,541,994
Eaton Corp.                          1,918          85,562
Gardner Denver, Inc. (a)            16,376         412,184
Harsco Corp.                        15,247         431,490
John Bean Technologies Corp.         8,135         101,850
Joy Global, Inc.                    17,483         624,493
Kennametal, Inc.                     5,217         100,062
Lincoln Electric Holdings,
  Inc.                               4,822         173,785
Navistar International Corp.
  (a)                               14,483         631,459
Oshkosh Corp.                       67,231         977,539
Parker Hannifin Corp.               47,818       2,054,261
SPX Corp.                           26,518       1,298,586
Timken Co. (The)                    37,793         645,504
Toro Co. (The)                      19,418         580,598
                                             -------------
                                                10,148,900
                                             -------------

MEDIA 2.9%
Ascent Media Corp. Class A
  (a)                                5,507         146,376
CTC Media, Inc. (a)                 24,086         284,697
Discovery Communications,
  Inc. Class C (a)                  78,013       1,601,607
Dish Network Corp. Class A
  (a)                               44,061         714,229
Interpublic Group of Cos.,
  Inc. (The) (a)                   267,577       1,351,264
Liberty Media Corp.
  Entertainment Class A (a)         11,883         317,870
Marvel Entertainment, Inc.
  (a)                               16,256         578,551
McGraw-Hill Cos., Inc. (The)        25,276         761,060
Scripps Networks Interactive
  Class A                           22,805         634,663
Warner Music Group Corp. (a)        24,084         140,891
Washington Post Co. Class B            576         202,856
                                             -------------
                                                 6,734,064
                                             -------------

METALS & MINING 1.7%
Allegheny Technologies, Inc.        15,385         537,398
Cliffs Natural Resources,
  Inc.                              25,017         612,166
Commercial Metals Co.               12,283         196,896
Reliance Steel & Aluminum
  Co.                               37,372       1,434,711
Schnitzer Steel Industries,
  Inc. Class A                      16,242         858,552
Steel Dynamics, Inc.                13,890         204,600
Walter Industries, Inc.              4,928         178,591
                                             -------------
                                                 4,022,914
                                             -------------

MULTI-UTILITIES 1.6%
DTE Energy Corp.                     8,328         266,496
MDU Resources Group, Inc.           11,444         217,093
NSTAR                               15,959         512,443
PG&E Corp.                          40,382       1,552,284
Sempra Energy                           92           4,566
Wisconsin Energy Corp.               4,294         174,809
Xcel Energy, Inc.                   53,737         989,298
                                             -------------
                                                 3,716,989
                                             -------------

MULTILINE RETAIL 1.9%
Big Lots, Inc. (a)                   2,371          49,862
Dollar Tree, Inc. (a)               22,920         964,932
Family Dollar Stores, Inc.          26,469         749,073
J.C. Penney Co., Inc.               22,935         658,464
Kohl's Corp. (a)                    27,711       1,184,645
Macy's, Inc.                        12,818         150,740
Sears Holdings Corp. (a)             9,207         612,449
                                             -------------
                                                 4,370,165
                                             -------------

OIL, GAS & CONSUMABLE FUELS 3.6%
Alpha Natural Resources, Inc.
  (a)                                7,770         204,118
Arch Coal, Inc.                      8,692         133,596
Cimarex Energy Co.                  14,969         424,221
Comstock Resources, Inc. (a)         4,849         160,259
Encore Acquisition Co. (a)          23,401         721,921
Foundation Coal Holdings,
  Inc.                              13,561         381,200
Frontier Oil Corp.                  69,935         916,848
Frontline, Ltd.                      6,905         168,206
Mariner Energy, Inc. (a)            11,071         130,084
 v  Murphy Oil Corp.                43,621       2,369,493
Newfield Exploration Co. (a)        13,853         452,577
Noble Energy, Inc.                   5,081         299,627
Overseas Shipholding Group,
  Inc.                               4,862         165,502
Plains Exploration &
  Production Co. (a)                 5,405         147,881
Southwestern Energy Co. (a)         10,055         390,637
Tesoro Corp.                       101,959       1,297,938
                                             -------------
                                                 8,364,108
                                             -------------

PAPER & FOREST PRODUCTS 0.9%
International Paper Co.             73,705       1,115,157
MeadWestvaco Corp.                  57,041         936,043
                                             -------------
                                                 2,051,200
                                             -------------

PERSONAL PRODUCTS 0.4%
Herbalife, Ltd.                     29,048         916,174
                                             -------------


PHARMACEUTICALS 3.4%
Allergan, Inc.                         978          46,533
Endo Pharmaceuticals
  Holdings, Inc. (a)                63,502       1,137,956
Forest Laboratories, Inc. (a)       79,376       1,993,132
King Pharmaceuticals, Inc.
  (a)                              148,841       1,433,339
Mylan, Inc. (a)                     61,623         804,180
Sepracor, Inc. (a)                  50,604         876,461
Warner Chilcott, Ltd. Class A
  (a)                                8,295         109,079
Watson Pharmaceuticals, Inc.
  (a)                               44,693       1,505,707
                                             -------------
                                                 7,906,387
                                             -------------




M-260    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
PROFESSIONAL SERVICES 1.3%
Manpower, Inc.                      41,693   $   1,765,282
Monster Worldwide, Inc. (a)          9,332         110,211
Robert Half International,
  Inc.                              51,183       1,208,942
                                             -------------
                                                 3,084,435
                                             -------------

REAL ESTATE INVESTMENT TRUSTS 2.0%
Annaly Capital Management,
  Inc.                               7,244         109,674
Hospitality Properties Trust        70,457         837,734
Host Hotels & Resorts, Inc.         69,720         584,951
HRPT Properties Trust               50,515         205,091
iStar Financial, Inc.               24,536          69,682
Nationwide Health Properties,
  Inc.                              19,472         501,210
Plum Creek Timber Co., Inc.          3,863         115,040
Public Storage                      31,500       2,062,620
Taubman Centers, Inc.                3,713          99,731
                                             -------------
                                                 4,585,733
                                             -------------

ROAD & RAIL 0.1%
Hertz Global Holdings, Inc.
  (a)                               27,218         217,472
                                             -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.4%
Altera Corp.                        12,903         210,061
Atmel Corp. (a)                      3,649          13,611
Broadcom Corp. Class A (a)          79,501       1,970,830
Cypress Semiconductor Corp.
  (a)                              121,180       1,114,856
Integrated Device Technology,
  Inc. (a)                         106,638         644,094
Intersil Corp. Class A              11,666         146,642
Marvell Technology Group,
  Ltd. (a)                         158,571       1,845,766
MEMC Electronic Materials,
  Inc. (a)                          20,079         357,607
Novellus Systems, Inc. (a)          53,305         890,193
Silicon Laboratories, Inc.
  (a)                               13,571         514,884
Teradyne, Inc. (a)                  11,654          79,946
                                             -------------
                                                 7,788,490
                                             -------------

SOFTWARE 3.6%
Autodesk, Inc. (a)                  46,749         887,296
BMC Software, Inc. (a)              43,099       1,456,315
CA, Inc.                            90,635       1,579,768
Citrix Systems, Inc. (a)             8,658         276,104
Compuware Corp. (a)                 83,640         573,770
Intuit, Inc. (a)                    13,609         383,230
McAfee, Inc. (a)                     5,048         212,975
Novell, Inc. (a)                    88,778         402,164
Red Hat, Inc. (a)                   38,933         783,721
Sybase, Inc. (a)                    13,134         411,620
Synopsys, Inc. (a)                  71,120       1,387,551
                                             -------------
                                                 8,354,514
                                             -------------

SPECIALTY RETAIL 6.4%
Abercrombie & Fitch Co. Class
  A                                 16,731         424,800
Advance Auto Parts, Inc.            41,816       1,734,946
Aeropostale, Inc. (a)               12,185         417,580
AutoNation, Inc. (a)                81,120       1,407,432
AutoZone, Inc. (a)                   5,364         810,554
Barnes & Noble, Inc.                31,492         649,680
Foot Locker, Inc.                   60,401         632,398
Gap, Inc. (The)                     39,113         641,453
Guess?, Inc.                         6,287         162,079
Limited Brands, Inc.               123,047       1,472,873
Office Depot, Inc. (a)              10,418          47,506
Penske Auto Group, Inc.             23,017         383,003
PetSmart, Inc.                      21,892         469,802
RadioShack Corp.                    79,874       1,115,041
Ross Stores, Inc.                   46,477       1,794,012
Sherwin-Williams Co. (The)          33,537       1,802,614
Signet Jewelers, Ltd.               19,372         403,325
TJX Cos., Inc.                         151           4,750
Williams-Sonoma, Inc.               32,080         380,790
                                             -------------
                                                14,754,638
                                             -------------

TEXTILES, APPAREL & LUXURY GOODS 1.0%
Coach, Inc.                         10,849         291,621
Phillips-Van Heusen Corp.            8,513         244,238
Polo Ralph Lauren Corp.             32,448       1,737,266
                                             -------------
                                                 2,273,125
                                             -------------

THRIFTS & MORTGAGE FINANCE 0.0%++
People's United Financial,
  Inc.                               7,263         109,236
                                             -------------


TOBACCO 0.0%++
Lorillard, Inc.                         86           5,828
                                             -------------


TRADING COMPANIES & DISTRIBUTORS 0.4%
MSC Industrial Direct Co.            3,416         121,200
WESCO International, Inc. (a)       27,630         691,855
                                             -------------
                                                   813,055
                                             -------------

WATER UTILITIES 0.1%
Aqua America, Inc.                   7,139         127,788
                                             -------------


WIRELESS TELECOMMUNICATION SERVICES 0.6%
American Tower Corp. Class A
  (a)                                  741          23,364
NII Holdings, Inc. (a)                 753          14,360
Telephone and Data Systems,
  Inc.                              39,040       1,104,832
United States Cellular Corp.
  (a)                                4,717         181,368
                                             -------------
                                                 1,323,924
                                             -------------
Total Common Stocks
  (Cost $215,540,656)                          227,186,671
                                             -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-261


                                    SHARES           VALUE
EXCHANGE TRADED FUNDS 1.8% (B)
----------------------------------------------------------

 v  S&P 500 Index--SPDR Trust
  Series 1                          22,888   $   2,103,865
 v  S&P MidCap 400
  Index--MidCap SPDR Trust
  Series 1                          20,118       2,118,627
                                             -------------
Total Exchange Traded Funds
  (Cost $4,182,069)                              4,222,492
                                             -------------


                                 PRINCIPAL
                                    AMOUNT
SHORT-TERM INVESTMENT 0.2%
----------------------------------------------------------

REPURCHASE AGREEMENT 0.2%
State Street Bank and Trust
  Co.
  0.01%, dated 6/30/09
  due 7/1/09
  Proceeds at Maturity
  $474,944
  (Collateralized by a
  Federal Home Loan Mortgage
  Corp. security with a rate
  of 5.755% and a maturity
  date of 8/27/14,  with a
  Principal Amount of
  $475,000 and a Market Value
  of $488,063)                    $474,944         474,944
                                             -------------
Total Short-Term Investment
  (Cost $474,944)                                  474,944
                                             -------------
Total Investments
  (Cost $220,197,669) (c)             99.9%    231,884,107
Cash and Other Assets,
  Less Liabilities                     0.1         215,274
                                     -----    ------------
Net Assets                           100.0%  $ 232,099,381
                                     =====    ============






++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Exchange Traded Fund--represents a basket
     of securities that is traded on an
     exchange.
(c)  At June 30, 2009, cost is $230,110,911
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $  19,993,341
Gross unrealized depreciation        (18,220,145)
                                   -------------
Net unrealized appreciation        $   1,773,196
                                    ============



The following is a list of the inputs used as of June 30, 2009 for valuing the Portfolio's assets.

ASSET VALUATION INPUTS


                                                       QUOTED
                                                    PRICES IN
                                                       ACTIVE   SIGNIFICANT
                                                  MARKETS FOR         OTHER    SIGNIFICANT
                                                    IDENTICAL    OBSERVABLE   UNOBSERVABLE
                                                       ASSETS        INPUTS         INPUTS
 DESCRIPTION                                        (LEVEL 1)     (LEVEL 2)      (LEVEL 3)           TOTAL
Common Stocks
    Aerospace & Defense                          $  3,574,462      $     --       $     --    $  3,574,462
    Air Freight & Logistics                           260,581            --             --         260,581
    Airlines                                          975,190            --             --         975,190
    Auto Components                                   363,252            --             --         363,252
    Beverages                                       3,584,477            --             --       3,584,477
    Building Products                                 269,102            --             --         269,102
    Capital Markets                                 6,670,056            --             --       6,670,056
    Chemicals                                       3,653,741            --             --       3,653,741
    Commercial Banks                                1,891,505            --             --       1,891,505



M-262    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       QUOTED
                                                    PRICES IN
                                                       ACTIVE   SIGNIFICANT
                                                  MARKETS FOR         OTHER    SIGNIFICANT
                                                    IDENTICAL    OBSERVABLE   UNOBSERVABLE
                                                       ASSETS        INPUTS         INPUTS
 DESCRIPTION                                        (LEVEL 1)     (LEVEL 2)      (LEVEL 3)           TOTAL
    Commercial Services & Supplies               $  2,460,539      $     --            $--    $  2,460,539
    Communications Equipment                        1,857,109            --             --       1,857,109
    Computers & Peripherals                         5,350,978            --             --       5,350,978
    Construction & Engineering                      3,731,524            --             --       3,731,524
    Consumer Finance                                2,089,349            --             --       2,089,349
    Containers & Packaging                            522,417            --             --         522,417
    Diversified Consumer Services                   3,438,627            --             --       3,438,627
    Diversified Financial Services                    402,125            --             --         402,125
    Diversified Telecommunication Services          1,330,924            --             --       1,330,924
    Electric Utilities                                429,983            --             --         429,983
    Electrical Equipment                            3,024,451            --             --       3,024,451
    Electronic Equipment & Instruments              7,954,590            --             --       7,954,590
    Energy Equipment & Services                     8,690,198            --             --       8,690,198
    Food & Staples Retailing                        2,751,309            --             --       2,751,309
    Food Products                                   3,255,375            --             --       3,255,375
    Gas Utilities                                   1,661,766            --             --       1,661,766
    Health Care Equipment & Supplies                3,084,974            --             --       3,084,974
    Health Care Providers & Services               11,011,296            --             --      11,011,296
    Health Care Technology                            132,179            --             --         132,179
    Hotels, Restaurants & Leisure                   5,669,248            --             --       5,669,248
    Household Durables                              7,001,895            --             --       7,001,895
    Household Products                                208,413            --             --         208,413
    Independent Power Producers & Energy
          Traders                                   5,484,843            --             --       5,484,843
    Industrial Conglomerates                          747,668            --             --         747,668
    Insurance                                      14,475,994            --             --      14,475,994
    Internet & Catalog Retail                       1,973,437            --             --       1,973,437
    Internet Software & Services                    1,310,777            --             --       1,310,777
    IT Services                                    11,945,405            --             --      11,945,405
    Leisure Equipment & Products                      640,027            --             --         640,027
    Life Sciences Tools & Services                  1,637,746            --             --       1,637,746
    Machinery                                      10,148,900            --             --      10,148,900
    Media                                           6,734,064            --             --       6,734,064
    Metals & Mining                                 4,022,914            --             --       4,022,914
    Multi-Utilities                                 3,716,989            --             --       3,716,989
    Multiline Retail                                4,370,165            --             --       4,370,165
    Oil, Gas & Consumable Fuels                     8,364,108            --             --       8,364,108
    Paper & Forest Products                         2,051,200            --             --       2,051,200
    Personal Products                                 916,174            --             --         916,174
    Pharmaceuticals                                 7,906,387            --             --       7,906,387
    Professional Services                           3,084,435            --             --       3,084,435
    Real Estate Investment Trusts                   4,585,733            --             --       4,585,733
    Road & Rail                                       217,472            --             --         217,472
    Semiconductors & Semiconductor Equipment        7,788,490            --             --       7,788,490
    Software                                        8,354,514            --             --       8,354,514


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-263

                                                       QUOTED
                                                    PRICES IN
                                                       ACTIVE   SIGNIFICANT
                                                  MARKETS FOR         OTHER    SIGNIFICANT
                                                    IDENTICAL    OBSERVABLE   UNOBSERVABLE
                                                       ASSETS        INPUTS         INPUTS
 DESCRIPTION                                        (LEVEL 1)     (LEVEL 2)      (LEVEL 3)           TOTAL
    Specialty Retail                             $ 14,754,638      $     --            $--    $ 14,754,638
    Textiles, Apparel & Luxury Goods                2,273,125            --             --       2,273,125
    Thrifts & Mortgage Finance                        109,236            --             --         109,236
    Tobacco                                             5,828            --             --           5,828
    Trading Companies & Distributors                  813,055            --             --         813,055
    Water Utilities                                   127,788            --             --         127,788
    Wireless Telecommunication Services             1,323,924            --             --       1,323,924
                                                 ------------      --------       --------    ------------
Total Common Stocks                               227,186,671            --             --     227,186,671
                                                 ------------      --------       --------    ------------
Exchange Traded Funds                               4,222,492            --             --       4,222,492
                                                 ------------      --------       --------    ------------
Short-Term Investment
  Repurchase Agreement                                     --       474,944             --         474,944
                                                 ------------      --------       --------    ------------
Total Short-Term Investments                               --       474,944             --         474,944
                                                 ------------      --------       --------    ------------
TOTAL                                            $231,409,163      $474,944            $--    $231,884,107
                                                 ============      ========       ========    ============



The Portfolio did not hold other financial instruments as of June 30, 2009.

At June 30, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



M-264    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009 UNAUDITED



ASSETS:
Investment in securities, at value
  (identified cost $220,197,669)     $ 231,884,107
Receivables:
  Investment securities sold            20,025,393
  Dividends and interest                   247,218
  Fund shares sold                         218,691
Other assets                                 1,907
                                     -------------
     Total assets                      252,377,316
                                     -------------
LIABILITIES:
Payables:
  Investment securities purchased       19,942,989
  Manager (See Note 3)                     159,029
  Fund shares redeemed                      54,233
  Shareholder communication                 50,206
  Professional fees                         27,732
  Custodian                                 21,030
  NYLIFE Distributors (See Note 3)          20,070
  Directors                                  1,681
Accrued expenses                               965
                                     -------------
     Total liabilities                  20,277,935
                                     -------------
Net assets                           $ 232,099,381
                                     =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $     304,584
Additional paid-in capital             349,060,628
                                     -------------
                                       349,365,212
Accumulated undistributed net
  investment income                      1,765,349
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (130,717,618)
Net unrealized appreciation on
  investments                           11,686,438
                                     -------------
Net assets                           $ 232,099,381
                                     =============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 135,428,561
                                     =============
Shares of capital stock outstanding     17,714,614
                                     =============
Net asset value per share
  outstanding                        $        7.65
                                     =============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $  96,670,820
                                     =============
Shares of capital stock outstanding     12,743,832
                                     =============
Net asset value per share
  outstanding                        $        7.59
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-265

STATEMENT OF OPERATIONS  FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                           $  1,564,982
  Interest                                     238
                                      ------------
     Total income                        1,565,220
                                      ------------
EXPENSES:
  Manager (See Note 3)                     819,241
  Distribution and service--Service
     Class (See Note 3)                    110,563
  Professional fees                         28,783
  Shareholder communication                 23,055
  Custodian                                 14,825
  Directors                                  5,284
  Miscellaneous                              6,727
                                      ------------
     Total expenses                      1,008,478
                                      ------------
Net investment income                      556,742
                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions                (50,040,990)
  Foreign currency transactions                 (9)
                                      ------------
Net realized loss on investments
  and foreign currency transactions    (50,040,999)
                                      ------------
Net change in unrealized
  depreciation on investments           62,693,231
                                      ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                          12,652,232
                                      ------------
Net increase in net assets
  resulting from operations           $ 13,208,974
                                      ============






M-266    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $    556,742   $   1,218,968
 Net realized loss on
  investments and foreign
  currency transactions         (50,040,999)    (78,670,448)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 62,693,231     (71,387,918)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     13,208,974    (148,839,398)
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                        --        (536,200)
    Service Class                        --         (49,307)
                               ----------------------------
                                         --        (585,507)
                               ----------------------------
 From net realized gain on investments:
    Initial Class                        --     (19,449,178)
    Service Class                        --     (16,091,529)
                               ----------------------------
                                         --     (35,540,707)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                           --     (36,126,214)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         43,493,255      39,132,907
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                      --      36,126,214
 Cost of shares redeemed        (25,289,622)    (59,656,070)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions          18,203,633      15,603,051
                               ----------------------------
    Net increase (decrease)
     in net assets               31,412,607    (169,362,561)

NET ASSETS:
Beginning of period             200,686,774     370,049,335
                               ----------------------------
End of period                  $232,099,381   $ 200,686,774
                               ============================
Accumulated undistributed net
 investment income at end of
 period                        $  1,765,349   $   1,208,607
                               ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-267

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         INITIAL CLASS
                            ----------------------------------------------------------------------
                            SIX MONTHS
                               ENDED
                             JUNE 30,                      YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------

                               2009*        2008        2007        2006        2005        2004

Net asset value at
  beginning of period        $   7.07     $  14.86    $  15.68    $  13.72    $  13.12    $  11.01
                             --------     --------    --------    --------    --------    --------
Net investment income            0.02 (a)     0.06        0.04        0.07        0.07        0.06
Net realized and
  unrealized gain (loss)
  on investments                 0.56        (6.29)       0.82        1.99        2.02        2.39
                             --------     --------    --------    --------    --------    --------
Total from investment
  operations                     0.58        (6.23)       0.86        2.06        2.09        2.45
                             --------     --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                        --        (0.04)      (0.07)         --       (0.08)      (0.06)
  From net realized gain
     on investments                --        (1.52)      (1.61)      (0.10)      (1.41)      (0.28)
                             --------     --------    --------    --------    --------    --------
Total dividends and
  distributions                    --        (1.56)      (1.68)      (0.10)      (1.49)      (0.34)
                             --------     --------    --------    --------    --------    --------
Net asset value at end of
  period                     $   7.65     $   7.07    $  14.86    $  15.68    $  13.72    $  13.12
                             ========     ========    ========    ========    ========    ========
Total investment return          8.20%(b)(c)(42.24%)      5.03%      14.96%      15.86%      22.27%
Ratios (to average net
  assets)/ Supplemental
  Data:
  Net investment income          0.71%++      0.54%       0.25%       0.51%       0.54%       0.70%
  Net expenses                   0.93%++      0.93%       0.91%       0.93%       0.94%       0.98%
  Expenses (before
     waiver/reimbursement)       0.93%++      0.93%       0.91%       0.93%       0.94%       1.04%
Portfolio turnover rate           106%         173%        166%        166%        159%        185%
Net assets at end of
  period (in 000's)          $135,429     $108,882    $202,966    $199,356    $159,762    $128,178




*    Unaudited.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-268    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                     SERVICE CLASS
      ---------------------------------------------------------------------------
          SIX MONTHS
             ENDED
           JUNE 30,                        YEAR ENDED DECEMBER 31,
      ---------------------------------------------------------------------------

             2009*            2008       2007        2006        2005       2004

            $  7.02         $ 14.75    $  15.59    $  13.68    $ 13.10    $ 11.00
            -------         -------    --------    --------    -------    -------
               0.01 (a)        0.03        0.00 ++     0.04       0.04       0.04
               0.56           (6.24)       0.81        1.97       2.00       2.38
            -------         -------    --------    --------    -------    -------
               0.57           (6.21)       0.81        2.01       2.04       2.42
            -------         -------    --------    --------    -------    -------

                 --           (0.00)++    (0.04)         --      (0.05)     (0.04)
                 --           (1.52)      (1.61)      (0.10)     (1.41)     (0.28)
            -------         -------    --------    --------    -------    -------
                 --           (1.52)      (1.65)      (0.10)     (1.46)     (0.32)
            -------         -------    --------    --------    -------    -------
            $  7.59         $  7.02    $  14.75    $  15.59    $ 13.68    $ 13.10
            =======         =======    ========    ========    =======    =======
               8.12%(b)(c)   (42.38%)      4.77%      14.67%     15.57%     21.96%

               0.42%++         0.29%       0.01%       0.26%      0.37%      0.45%
               1.18%++         1.18%       1.16%       1.18%      1.19%      1.23%
               1.18%++         1.18%       1.16%       1.18%      1.19%      1.29%
                106%            173%        166%        166%       159%       185%
            $96,671         $91,805    $167,083    $132,240    $89,991    $42,662




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-269

MAINSTAY VP MID CAP GROWTH PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

                                                                                          SINCE
AVERAGE ANNUAL                                  SIX           ONE          FIVE       INCEPTION(1)
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)       (7/2/01)
--------------------------------------------------------------------------------------------------
After Portfolio operating expenses             11.70%       -31.35%        1.34%          0.76%




                                            (After Portfolio operating expenses)
(PERFORMANCE GRAPH)

                                    MAINSTAY VP
                                      MID CAP        RUSSELL MIDCAP(R)
                                 GROWTH PORTFOLIO       GROWTH INDEX
                                 ----------------    -----------------
07/02/01                               10000               10000
                                        8550                7366
                                        7877                7908
                                        9944               10069
                                       12285               11163
                                       14511               12618
                                       17245               15108
                                       15478               14137
06/30/09                               10626                9849





SERVICE CLASS(2)                                                  AS OF 6/30/09
--------------------------------------------------------------------------------

                                                                                          SINCE
AVERAGE ANNUAL                                  SIX           ONE          FIVE       INCEPTION(1)
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)       (7/2/01)
--------------------------------------------------------------------------------------------------
After Portfolio operating expenses             11.56%       -31.52%        1.08%          0.51%




                                            (After Portfolio operating expenses)

                                    MAINSTAY VP
                                      MID CAP        RUSSELL MIDCAP(R)
                                 GROWTH PORTFOLIO       GROWTH INDEX
                                 ----------------    -----------------
07/02/01                               10000               10000
                                        8529                7366
                                        7838                7908
                                        9870               10069
                                       12164               11163
                                       14331               12618
                                       16989               15108
                                       15210               14137
06/30/09                               10416                9849





 BENCHMARK PERFORMANCE                        SIX           ONE          FIVE           SINCE
                                            MONTHS         YEAR          YEARS        INCEPTION
Russell Midcap(R) Growth Index(3)            16.61%       -30.33%        -0.44%         -0.19%
Average Lipper Variable Products Mid Cap
Growth Portfolio(4)                          14.30        -30.99         -1.09          -1.46



1. Performance figures shown for the five-year and since-inception periods ended June 30, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 1.33% and 0.76% for Initial Class shares and 1.08% and 0.51% for Service Class shares for the five-year and since-inception periods, respectively.
2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The average Lipper variable products mid cap growth portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P MidCap 400(R) Index. Lipper Inc. is an independent monitor of fund performance.



M-270    MainStay VP Mid Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2009, to June 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2009, to June 30, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/09         6/30/09       PERIOD(1)         6/30/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,117.00        $4.46          $1,020.60         $4.26
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,115.60        $5.77          $1,019.30         $5.51
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.85% for Initial Class and 1.10% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-271

INDUSTRY COMPOSITION AS OF JUNE 30, 2009


Specialty Retail                        6.6%
Energy Equipment & Services             5.6
Aerospace & Defense                     5.5
Electronic Equipment & Instruments      5.1
Software                                4.7
Health Care Equipment & Supplies        4.3
Textiles, Apparel & Luxury Goods        4.1
Construction & Engineering              3.9
Health Care Providers & Services        3.8
Semiconductors & Semiconductor
  Equipment                             3.8
Wireless Telecommunication Services     3.4
Commercial Services & Supplies          3.3
Life Sciences Tools & Services          3.1
Machinery                               3.1
Internet Software & Services            2.8
IT Services                             2.8
Biotechnology                           2.6
Oil, Gas & Consumable Fuels             2.6
Personal Products                       2.3
Chemicals                               2.2
Capital Markets                         2.0
Containers & Packaging                  2.0
Multiline Retail                        1.6
Electrical Equipment                    1.5
Hotels, Restaurants & Leisure           1.5
Computers & Peripherals                 1.2
Distributors                            1.2
Diversified Consumer Services           1.2
Household Products                      1.2
Communications Equipment                1.0
Real Estate Investment Trusts           0.9
Road & Rail                             0.9
Diversified Telecommunication
  Services                              0.8
Thrifts & Mortgage Finance              0.6
Exchange Traded Funds                   6.6
Short-Term Investment                   3.4
Liabilities in Excess of Cash and
  Other Assets                         -3.2
                                      -----
                                      100.0%
                                      =====



 See Portfolio of Investments on page M-275 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  S&P 500 Index--SPDR Trust Series 1
    2.  iShares Russell Midcap Growth Index Fund
    3.  Fluor Corp.
    4.  Amphenol Corp. Class A
    5.  Alliant Techsystems, Inc.
    6.  Newfield Exploration Co.
    7.  Crown Holdings, Inc.
    8.  SBA Communications Corp. Class A
    9.  Precision Castparts Corp.
   10.  Guess?, Inc.






M-272    MainStay VP Mid Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE PORTFOLIO'S MANAGER.(1)

HOW DID MAINSTAY VP MID CAP GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2009?

For the six months ended June 30, 2009, MainStay VP Mid Cap Growth Portfolio returned 11.70% for Initial Class shares and 11.56% for Service Class shares. Both share classes underperformed the 14.30% return of the average Lipper(2) Variable Products Mid-Cap Growth Portfolio and the 16.61% return of the Russell Midcap(R) Growth Index(1) for the six months ended June 30, 2009. The Russell Midcap(R) Growth Index was the Portfolio's broad-based securities-market index during the reporting period.

WERE THERE ANY IMPORTANT CHANGES IN THE PORTFOLIO'S STRUCTURE OR DAY-TO-DAY PORTFOLIO MANAGEMENT DURING THE REPORTING PERIOD?

At a special meeting held on June 23, 2009, the Portfolio's Board of Directors approved the following actions: (1) termination of the Subadvisory Agreement between New York Life Investments and MacKay Shields, effective prior to the opening of the U.S. financial markets on June 29, 2009; (2) appointment of Harvey Fram and Migene Kim, officers of New York Life Investments, as portfolio managers of the Portfolio, effective at the opening of the U.S. financial markets on June 29, 2009; and (3) changes to the Portfolio's investment objective, principal investment strategy, investment process, principal risks and primary benchmark, effective August 14, 2009. The Board also approved the reorganization of the Portfolio with and into MainStay VP Mid Cap Core Portfolio, effective on or about November 20, 2009, subject to approval by shareholders of MainStay VP Mid Cap Growth Portfolio at a meeting to be held on October 16, 2009. A proxy statement containing more information about the subadvisor and the new Agreement is expected to be mailed to shareholders on August 26, 2009, to shareholders of record on July 27, 2009.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE RELATIVE TO THE RUSSELL MIDCAP(R) GROWTH INDEX AND WHICH SECTORS DETRACTED?

During the reporting period, the three strongest-contributing sectors to the Portfolio's performance relative to the Russell Midcap(R) Growth Index were energy, utilities and telecommunication services. Strong stock selection in the energy sector served the Portfolio well during the first half of 2009. An underweight position in the utilities sector also contributed positively to the Portfolio's relative performance, as did strong stock selection in the telecommunication services sector.

The Portfolio's three weakest-contributing sectors during the first half of 2009 were health care, information technology and consumer staples. Health care holdings in general underperformed the market, as investors shunned relatively defensive stocks in favor of ones that were more likely to benefit from an economic recovery. Poor stock selection and an overweight position in health care made the sector the leading detractor from the Portfolio's relative performance during the reporting period. Although consumer staples had performed well during the risk-averse fourth quarter of 2008, investors sold stocks in the sector when they saw early signs of an economic recovery. In the information technology sector, an underweight position relative to the Russell Midcap(R) Growth Index and weak stock selection hurt the Portfolio's relative performance.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Mid-cap companies are generally less established than larger companies and their securities may be more volatile and less liquid than the securities of larger companies. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth-stock underperformance, the Portfolio's performance may suffer. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by those Portfolios.

1. During the reporting period, New York Life Investment Management LLC ("New York Life Investments") delegated day-to-day portfolio management responsibilities to MacKay Shields LLC ("Mackay Shields") from January 1, 2009, to June 29, 2009, and to Harvey Fram and Migene Kim, officers of New York Life Investments, as portfolio managers of the Portfolio beginning on June 29, 2009.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.


                                                mainstayinvestments.com    M-273

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

During the reporting period, the Portfolio's most significant positive contributors were oil and natural gas exploration company Newfield Exploration, Internet services and software company Akamai Technologies and casual apparel manufacturer Guess?, Inc.

The stocks that declined the most on an absolute basis were over-the-counter heath care products and toiletries company Chattem, oil and gas driller Atwood Oceanics and design and engineering software and services company Autodesk. Chattem's stock declined on worse-than-expected earnings for the March quarter. The Subadvisor reduced the Portfolio's position but continued to hold the stock on the belief that the issues were nonrecurring and the stock was attractively valued. Atwood's drilling activity levels suffered as oil prices dropped dramatically in the fourth quarter of 2008. Atwood is one of the premier offshore drillers, so the Subadvisor retained the Portfolio's position in the stock on the belief that earnings may improve as oil prices recover. Autodesk was down after the company reported disappointing earnings and provided a weaker-than-expected sales forecast.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio purchased computer video and software/hardware retailer GameStop and specialty retailer TJX for the Portfolio. In the Subadvisor's opinion, GameStop was trading at a compelling valuation in light of projected demand for computer games and entertainment software. The purchase of TJX, which operates retailers T.J. Maxx, Marshalls, HomeGoods and A.J. Wright, increased the Portfolio's exposure to cyclical stocks that may benefit from a turnaround in the U.S. economy.

The Portfolio sold its position in Autodesk after the company reported disappointing earnings and provided a weaker-than-expected sales forecast. The Portfolio also sold clinical research and outsourced development services firm ICON PLC, when the company's business outlook declined. ICON PLC serves the pharmaceutical, biotechnology and medical device industries.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE FIRST HALF OF 2009?

During the reporting period, the Portfolio decreased its exposure to the health care and industrials sectors. Over the same period, the Portfolio increased its weightings in the consumer discretionary, information technology and materials sectors.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2009, the Portfolio maintained overweight positions relative to the Russell Midcap(R) Growth Index in health care, industrials and telecommunications. As of the same date, the Portfolio was underweight relative to the benchmark in energy, utilities, financials and information technology.


----------
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-274    MainStay VP Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2009 UNAUDITED



                                       SHARES           VALUE
COMMON STOCKS 93.2%+
-------------------------------------------------------------

AEROSPACE & DEFENSE 5.5%
 v  Alliant Techsystems, Inc.
  (a)                                  51,600   $   4,249,776
L-3 Communications Holdings,
  Inc.                                 42,400       2,941,712
 v  Precision Castparts
  Corp.                                52,000       3,797,560
                                                -------------
                                                   10,989,048

                                                -------------

BIOTECHNOLOGY 2.6%
Alexion Pharmaceuticals, Inc.
  (a)                                  35,500       1,459,760
Cephalon, Inc. (a)                     39,100       2,215,015
United Therapeutics Corp. (a)          18,400       1,533,272
                                                -------------
                                                    5,208,047

                                                -------------

CAPITAL MARKETS 2.0%
Affiliated Managers Group,
  Inc. (a)                             40,450       2,353,786
Northern Trust Corp.                   31,700       1,701,656
                                                -------------
                                                    4,055,442

                                                -------------

CHEMICALS 2.2%
Airgas, Inc.                           49,200       1,994,076
Scotts Miracle-Gro Co. (The)
  Class A                              68,000       2,383,400
                                                -------------
                                                    4,377,476

                                                -------------

COMMERCIAL SERVICES & SUPPLIES 3.3%
Copart, Inc. (a)                       64,900       2,250,083
Iron Mountain, Inc. (a)               106,600       3,064,750
Stericycle, Inc. (a)                   27,400       1,411,922
                                                -------------
                                                    6,726,755

                                                -------------

COMMUNICATIONS EQUIPMENT 1.0%
Brocade Communications
  Systems, Inc. (a)                   176,400       1,379,448
Harris Corp.                           20,200         572,872
                                                -------------
                                                    1,952,320

                                                -------------

COMPUTERS & PERIPHERALS 1.2%
Logitech International S.A.
  (a)                                 100,100       1,401,400
Synaptics, Inc. (a)                    26,100       1,008,765
                                                -------------
                                                    2,410,165

                                                -------------

CONSTRUCTION & ENGINEERING 3.9%
 v  Fluor Corp.                        90,800       4,657,132
Quanta Services, Inc. (a)             139,900       3,235,887
                                                -------------
                                                    7,893,019

                                                -------------

CONTAINERS & PACKAGING 2.0%
 v  Crown Holdings, Inc. (a)          170,600       4,118,284
                                                -------------


DISTRIBUTORS 1.2%
LKQ Corp. (a)                         151,100       2,485,595
                                                -------------


DIVERSIFIED CONSUMER SERVICES 1.2%
Capella Education Co. (a)              41,600       2,493,920
                                                -------------


DIVERSIFIED TELECOMMUNICATION SERVICES 0.8%
NTELOS Holdings Corp.                  82,300       1,515,966
                                                -------------

ELECTRICAL EQUIPMENT 1.5%
Roper Industries, Inc.                 65,100       2,949,681
                                                -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 5.1%
 v  Amphenol Corp. Class A            134,400       4,252,416
Anixter International, Inc.
  (a)                                  75,300       2,830,527
Avnet, Inc. (a)                       146,100       3,072,483
                                                -------------
                                                   10,155,426

                                                -------------

ENERGY EQUIPMENT & SERVICES 5.6%
Atwood Oceanics, Inc. (a)             103,700       2,583,167
Dresser-Rand Group, Inc. (a)           59,700       1,558,170
National Oilwell Varco, Inc.
  (a)                                  94,000       3,070,040
Smith International, Inc.              54,100       1,393,075
Weatherford International,
  Ltd. (a)                            133,800       2,617,128
                                                -------------
                                                   11,221,580

                                                -------------

HEALTH CARE EQUIPMENT & SUPPLIES 4.3%
Becton, Dickinson & Co.                24,100       1,718,571
C.R. Bard, Inc.                        22,200       1,652,790
Hospira, Inc. (a)                      67,100       2,584,692
St. Jude Medical, Inc. (a)             64,900       2,667,390
                                                -------------
                                                    8,623,443

                                                -------------

HEALTH CARE PROVIDERS & SERVICES 3.8%
Coventry Health Care, Inc.
  (a)                                  38,550         721,270
DaVita, Inc. (a)                       29,200       1,444,232
Henry Schein, Inc. (a)                 53,800       2,579,710
Medco Health Solutions, Inc.
  (a)                                  62,000       2,827,820
                                                -------------
                                                    7,573,032
                                                -------------

HOTELS, RESTAURANTS & LEISURE 1.5%
Panera Bread Co. Class A (a)           10,600         528,516
Yum! Brands, Inc.                      73,600       2,453,824
                                                -------------
                                                    2,982,340

                                                -------------

HOUSEHOLD PRODUCTS 1.2%
Church & Dwight Co., Inc.              44,100       2,395,071
                                                -------------


INTERNET SOFTWARE & SERVICES 2.8%
Akamai Technologies, Inc. (a)         121,000       2,320,780
Equinix, Inc. (a)                      45,300       3,295,122
                                                -------------
                                                    5,615,902
                                                -------------



 +  Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings, as of June 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-275


                                       SHARES           VALUE
COMMON STOCKS (CONTINUED)
IT SERVICES 2.8%
Alliance Data Systems Corp.
  (a)                                  60,500   $   2,491,995
Fiserv, Inc. (a)                       66,500       3,039,050
                                                -------------
                                                    5,531,045
                                                -------------

LIFE SCIENCES TOOLS & SERVICES 3.1%
Millipore Corp. (a)                    44,200       3,103,282
Thermo Fisher Scientific,
  Inc. (a)                             78,800       3,212,676
                                                -------------
                                                    6,315,958

                                                -------------

MACHINERY 3.1%
Actuant Corp. Class A                  84,900       1,035,780
AGCO Corp. (a)                         37,300       1,084,311
Joy Global, Inc.                       71,700       2,561,124
Valmont Industries, Inc.               21,000       1,513,680
                                                -------------
                                                    6,194,895

                                                -------------

MULTILINE RETAIL 1.6%
Dollar Tree, Inc. (a)                  16,300         686,230
Kohl's Corp. (a)                       57,300       2,449,575
                                                -------------
                                                    3,135,805

                                                -------------

OIL, GAS & CONSUMABLE FUELS 2.6%
 v  Newfield Exploration Co.
  (a)                                 126,100       4,119,687
Peabody Energy Corp.                   37,400       1,127,984
                                                -------------
                                                    5,247,671

                                                -------------

PERSONAL PRODUCTS 2.3%
Avon Products, Inc.                    88,100       2,271,218
Chattem, Inc. (a)                      35,000       2,383,500
                                                -------------
                                                    4,654,718

                                                -------------

REAL ESTATE INVESTMENT TRUSTS 0.9%
Digital Realty Trust, Inc.             52,400       1,878,540
                                                -------------


ROAD & RAIL 0.9%
J.B. Hunt Transport Services,
  Inc.                                 59,100       1,804,323
                                                -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.8%
Linear Technology Corp.                45,200       1,055,420
Marvell Technology Group,
  Ltd. (a)                            184,300       2,145,252
Microsemi Corp. (a)                   122,700       1,693,260
NVIDIA Corp. (a)                      251,300       2,837,177
                                                -------------
                                                    7,731,109

                                                -------------

SOFTWARE 4.7%
FactSet Research Systems,
  Inc.                                 39,200       1,954,904
McAfee, Inc. (a)                       64,800       2,733,912
MICROS Systems, Inc. (a)              107,600       2,724,432
Solera Holdings, Inc. (a)              80,100       2,034,540
                                                -------------
                                                    9,447,788
                                                -------------

SPECIALTY RETAIL 6.6%
American Eagle Outfitters,
  Inc.                                128,800       1,825,096
GameStop Corp. Class A (a)             74,700       1,644,147
 v  Guess?, Inc.                      139,100       3,585,998
PetSmart, Inc.                        105,800       2,270,468
Sherwin-Williams Co. (The)             35,900       1,929,625
TJX Cos., Inc.                         64,700       2,035,462
                                                -------------
                                                   13,290,796
                                                -------------

TEXTILES, APPAREL & LUXURY GOODS 4.1%
Coach, Inc.                           117,600       3,161,088
Deckers Outdoor Corp. (a)              51,000       3,583,770
Phillips-Van Heusen Corp.              55,600       1,595,164
                                                -------------
                                                    8,340,022

                                                -------------

THRIFTS & MORTGAGE FINANCE 0.6%
New York Community Bancorp,
  Inc.                                119,100       1,273,179
                                                -------------


WIRELESS TELECOMMUNICATION SERVICES 3.4%
American Tower Corp. Class A
  (a)                                  85,300       2,689,509
 v  SBA Communications Corp.
  Class A (a)                         167,400       4,107,996
                                                -------------
                                                    6,797,505
                                                -------------
Total Common Stocks
  (Cost $197,830,312)                             187,385,866
                                                -------------



EXCHANGE TRADED FUNDS 6.6% (B)
-------------------------------------------------------------

 v  iShares Russell Midcap
  Growth Index Fund                   159,200       5,802,840
KBW Regional Banking Index
  Fund                                 64,500       1,182,285
 v  S&P 500 Index--SPDR Trust
  Series 1                             67,496       6,256,213
                                                -------------
Total Exchange Traded Funds
  (Cost $14,132,212)                               13,241,338

                                                -------------




M-276    MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    PRINCIPAL
                                       AMOUNT           VALUE
SHORT-TERM INVESTMENT 3.4%
-------------------------------------------------------------

REPURCHASE AGREEMENT 3.4%
State Street Bank and Trust
  Co.
  0.01%, dated 6/30/09
  due 7/1/09
  Proceeds at Maturity
  $6,853,506 (Collateralized
  by a Federal Home Loan Bank
  security with a rate of
  0.90% and a maturity date
  of 4/8/10, with a Principal
  Amount of $6,960,000 and a
  Market Value of $6,994,800)      $6,853,504   $   6,853,504
                                                -------------
Total Short-Term Investment
  (Cost $6,853,504)                                 6,853,504
                                                -------------
Total Investments
  (Cost $218,816,028) (c)               103.2%    207,480,708
Liabilities in Excess of
  Cash and Other Assets                  (3.2)     (6,383,968)
                                        -----    ------------
Net Assets                              100.0%  $ 201,096,740
                                        =====    ============






(a)  Non-income producing security.
(b)  Exchange Traded Fund - represents a
     basket of securities that is traded on an exchange.
(c)  At June 30, 2009, cost is $219,967,958
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  9,172,699
Gross unrealized depreciation       (21,659,949)
                                   ------------
Net unrealized depreciation        $(12,487,250)
                                   ============



The following is a list of the inputs used as of June 30, 2009 for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                               QUOTED PRICES
                                                   IN ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
Common Stocks
  Aerospace & Defense                           $ 10,989,048    $       --        $     --    $ 10,989,048
  Biotechnology                                    5,208,047            --              --       5,208,047
  Capital Markets                                  4,055,442            --              --       4,055,442
  Chemicals                                        4,377,476            --              --       4,377,476
  Commercial Services & Supplies                   6,726,755            --              --       6,726,755
  Communications Equipment                         1,952,320            --              --       1,952,320
  Computers & Peripherals                          2,410,165            --              --       2,410,165
  Construction & Engineering                       7,893,019            --              --       7,893,019
  Containers & Packaging                           4,118,284            --              --       4,118,284
  Distributors                                     2,485,595            --              --       2,485,595
  Diversified Consumer Services                    2,493,920            --              --       2,493,920
  Diversified Telecommunication Services           1,515,966            --              --       1,515,966
  Electrical Equipment                             2,949,681            --              --       2,949,681
  Electronic Equipment & Instruments              10,155,426            --              --      10,155,426
  Energy Equipment & Services                     11,221,580            --              --      11,221,580
  Health Care Equipment & Supplies                 8,623,443            --              --       8,623,443
  Health Care Providers & Services                 7,573,032            --              --       7,573,032
  Hotels, Restaurants & Leisure                    2,982,340            --              --       2,982,340
  Household Products                               2,395,071            --              --       2,395,071
  Internet Software & Services                     5,615,902            --              --       5,615,902


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-277

                                               QUOTED PRICES
                                                   IN ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
  IT Services                                   $  5,531,045    $       --             $--    $  5,531,045
  Life Sciences Tools & Services                   6,315,958            --              --       6,315,958
  Machinery                                        6,194,895            --              --       6,194,895
  Multiline Retail                                 3,135,805            --              --       3,135,805
  Oil, Gas & Consumable Fuels                      5,247,671            --              --       5,247,671
  Personal Products                                4,654,718            --              --       4,654,718
  Real Estate Investment Trusts                    1,878,540            --              --       1,878,540
  Road & Rail                                      1,804,323            --              --       1,804,323
  Semiconductors & Semiconductor Equipment         7,731,109            --              --       7,731,109
  Software                                         9,447,788            --              --       9,447,788
  Specialty Retail                                13,290,796            --              --      13,290,796
  Textiles, Apparel & Luxury Goods                 8,340,022            --              --       8,340,022
  Thrifts & Mortgage Finance                       1,273,179            --              --       1,273,179
  Wireless Telecommunication Services              6,797,505            --              --       6,797,505
                                                ------------    ----------        --------    ------------
Total Common Stocks                              187,385,866            --              --     187,385,866
                                                ------------    ----------        --------    ------------
Exchange Traded Funds                             13,241,338            --              --      13,241,338
Short-Term Investment
  Repurchase Agreement                                    --     6,853,504              --       6,853,504
                                                ------------    ----------        --------    ------------
Total Short-Term Investments                              --     6,853,504              --       6,853,504
                                                ------------    ----------        --------    ------------
TOTAL                                           $200,627,204    $6,853,504             $--    $207,480,708
                                                ============    ==========        ========    ============




The Portfolio did not hold other financial instruments as of June 30, 2009.

At June 30, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



M-278    MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $218,816,028)     $207,480,708
Receivables:
  Fund shares sold                         96,849
  Dividends and interest                   75,329
Other assets                                  787
                                     ------------
     Total assets                     207,653,673
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       6,256,213
  Manager (See Note 3)                    125,451
  Shareholder communication                55,152
  Fund shares redeemed                     46,165
  Professional fees                        37,187
  NYLIFE Distributors (See Note 3)         23,736
  Directors                                 3,635
  Custodian                                 3,149
Accrued expenses                            6,245
                                     ------------
     Total liabilities                  6,556,933
                                     ------------
Net assets                           $201,096,740
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    243,141
Additional paid-in capital            236,248,925
                                     ------------
                                      236,492,066
Accumulated net investment loss          (272,232)
Accumulated net realized loss on
  investments                         (23,787,774)
Net unrealized depreciation on
  investments                         (11,335,320)
                                     ------------
Net assets                           $201,096,740
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 86,393,252
                                     ============
Shares of capital stock outstanding    10,335,328
                                     ============
Net asset value per share
  outstanding                        $       8.36
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $114,703,488
                                     ============
Shares of capital stock outstanding    13,978,735
                                     ============
Net asset value per share
  outstanding                        $       8.21
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-279

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                          $    620,822
  Interest                                  2,256
                                     ------------
     Total income                         623,078
                                     ------------
EXPENSES:
  Manager (See Note 3)                    688,374
  Distribution and service--Service
     Class (See Note 3)                   130,482
  Professional fees                        37,778
  Shareholder communication                30,512
  Directors                                 7,164
  Custodian                                 5,207
  Miscellaneous                            13,085
                                     ------------
     Total expenses                       912,602
                                     ------------
Net investment loss                      (289,524)
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments      (17,173,932)
Net change in unrealized
  depreciation on investments          38,347,341
                                     ------------
Net realized and unrealized gain on
  investments                          21,173,409
                                     ------------
Net increase in net assets
  resulting from operations          $ 20,883,885
                                     ============






M-280    MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss           $   (289,524)  $  (1,048,323)
 Net realized loss on
  investments                   (17,173,932)     (6,595,027)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 38,347,341    (152,131,047)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     20,883,885    (159,774,397)
                               ----------------------------

Distributions to shareholders:
 From net realized gain on investments:
    Initial Class                        --     (12,163,526)
    Service Class                        --     (15,825,320)
                               ----------------------------
 Total distributions to
  shareholders                           --     (27,988,846)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         14,649,012      24,630,285
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                          --      27,988,846
 Cost of shares redeemed        (17,077,159)    (68,275,499)
                               ----------------------------
 Decrease in net assets
  derived from capital share
  transactions                   (2,428,147)    (15,656,368)
                               ----------------------------
    Net increase (decrease)
     in net assets               18,455,738    (203,419,611)

NET ASSETS:
Beginning of period             182,641,002     386,060,613
                               ----------------------------
End of period                  $201,096,740   $ 182,641,002
                               ============================
Accumulated net investment
 income (loss) at end of
 period                        $   (272,232)  $      17,292
                               ============================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-281

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                            INITIAL CLASS
                            -----------------------------------------------------------------------------
                                SIX MONTHS
                                   ENDED
                                 JUNE 30,                         YEAR ENDED DECEMBER 31,

                            -----------------------------------------------------------------------------
                                   2009*            2008       2007        2006        2005        2004
Net asset value at
  beginning of period             $  7.48         $ 15.78    $  14.58    $  13.59    $  11.61    $   9.47
                                  -------         -------    --------    --------    --------    --------
Net investment income
  (loss)                            (0.01)          (0.03)       0.02        0.00 ++    (0.03)(a)   (0.03)(a)
Net realized and
  unrealized gain (loss)
  on investments                     0.89           (6.97)       2.31        1.25        2.02        2.17
                                  -------         -------    --------    --------    --------    --------
Total from investment
  operations                         0.88           (7.00)       2.33        1.25        1.99        2.14
                                  -------         -------    --------    --------    --------    --------
Less distributions:
  From net realized gain
     on investments                    --           (1.30)      (1.13)      (0.26)      (0.01)         --
                                  -------         -------    --------    --------    --------    --------
Net asset value at end of
  period                          $  8.36         $  7.48    $  15.78    $  14.58    $  13.59    $  11.61
                                  =======         =======    ========    ========    ========    ========
Total investment return             11.76% (b)(d)  (44.66%)     15.79%       9.24%      17.10% (c)  22.61%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                         (0.17%)++       (0.22%)      0.14%       0.01%      (0.21%)     (0.32%)
  Net expenses                       0.85% ++        0.81%       0.80%       0.82%       0.79%       0.88%
  Expenses (before
     reimbursement)                  0.85% ++        0.81%       0.80%       0.82%       0.81%       0.88%
Portfolio turnover rate                27%             39%         46%         51%         26%         50%
Net assets at end of
  period (in 000's)               $86,393         $77,905    $177,799    $173,108    $163,514    $127,345




*    Unaudited.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 17.07% and 16.78% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-282    MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                      SERVICE CLASS
      -----------------------------------------------------------------------------
          SIX MONTHS
             ENDED
           JUNE 30,                         YEAR ENDED DECEMBER 31,

      -----------------------------------------------------------------------------
             2009*            2008        2007        2006        2005        2004
           $   7.36         $  15.59    $  14.45    $  13.50    $  11.56    $  9.45
           --------         --------    --------    --------    --------    -------
              (0.02)           (0.05)      (0.02)      (0.03)      (0.06)(a)  (0.05)(a)
               0.87            (6.88)       2.29        1.24        2.01       2.16
           --------         --------    --------    --------    --------    -------
               0.85            (6.93)       2.27        1.21        1.95       2.11
           --------         --------    --------    --------    --------    -------

                 --            (1.30)      (1.13)      (0.26)      (0.01)        --
           --------         --------    --------    --------    --------    -------
           $   8.21         $   7.36    $  15.59    $  14.45    $  13.50    $ 11.56
           ========         ========    ========    ========    ========    =======
              11.55% (b)(d)   (44.80%)     15.50%       8.97%      16.80% (c) 22.30%

              (0.42%)++        (0.47%)     (0.13%)     (0.24%)     (0.46%)    (0.57%)
               1.10% ++         1.06%       1.05%       1.07%       1.04%      1.13%
               1.10% ++         1.06%       1.05%       1.07%       1.06%      1.13%
                 27%              39%         46%         51%         26%        50%
           $114,703         $104,736    $208,261    $166,468    $133,317    $69,651




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-283

MAINSTAY VP MID CAP VALUE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

                                                                                          SINCE
AVERAGE ANNUAL                                  SIX           ONE          FIVE       INCEPTION(1)
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)       (7/2/01)
--------------------------------------------------------------------------------------------------
After Portfolio operating expenses             1.49%        -25.05%        -2.02%         0.58%




                                            (After Portfolio operating expenses)

                                   MAINSTAY VP
                                     MID CAP        RUSSELL MIDCAP(R)
                                 VALUE PORTFOLIO       VALUE INDEX
                                 ---------------    -----------------
07/02/01                              10000               10000
                                       9911               10192
                                       9060               10127
                                      11596               13248
                                      12945               16135
                                      14203               18435
                                      17056               22508
                                      13971               18662
06/30/09                              10471               12967





SERVICE CLASS(2)                                                  AS OF 6/30/09
--------------------------------------------------------------------------------

                                                                                          SINCE
AVERAGE ANNUAL                                  SIX           ONE          FIVE       INCEPTION(1)
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)       (7/2/01)
--------------------------------------------------------------------------------------------------
After Portfolio operating expenses             1.37%        -25.24%        -2.27%         0.33%




                                            (After Portfolio operating expenses)

                                   MAINSTAY VP
                                     MID CAP        RUSSELL MIDCAP(R)
                                 VALUE PORTFOLIO       VALUE INDEX
                                 ---------------    -----------------
07/02/01                              10000               10000
                                       9887               10192
                                       9015               10127
                                      11510               13248
                                      12817               16135
                                      14026               18435
                                      16802               22508
                                      13728               18662
06/30/09                              10264               12967





 BENCHMARK PERFORMANCE                          SIX           ONE          FIVE          SINCE
                                              MONTHS         YEAR          YEARS       INCEPTION
Russell Midcap(R) Value Index(3)               3.19%        -30.52%        -0.43%        3.30%
Average Lipper Variable Products Mid-Cap
Value Portfolio(4)                             6.42         -27.69         -1.79         1.84



1. Performance figures shown for the five-year and since-inception periods ended June 30, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been -2.03% and 0.57% for Initial Class shares and -2.27% and 0.32% for Service Class shares for the five-year and since-inception periods, respectively.
2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The average Lipper variable products mid-cap value portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity large-cap floor. Mid-cap value funds typically have below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P MidCap 400(R) Index. Lipper Inc. is an independent monitor of fund performance.



M-284    MainStay VP Mid Cap Value Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2009, to June 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2009, to June 30, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/09         6/30/09       PERIOD(1)         6/30/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,014.90        $3.90          $1,020.90         $3.91
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,013.70        $5.09          $1,019.70         $5.11
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.78% for Initial Class and 1.02% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-285

INDUSTRY COMPOSITION AS OF JUNE 30, 2009

Insurance                               7.7%
Specialty Retail                        7.3
Multi-Utilities                         6.1
Food Products                           5.6
Real Estate Investment Trusts           4.6
Oil, Gas & Consumable Fuels             4.5
Electric Utilities                      4.3
Electronic Equipment & Instruments      3.9
Metals & Mining                         3.8
Capital Markets                         3.3
Health Care Providers & Services        3.3
Commercial Banks                        3.2
IT Services                             3.0
Thrifts & Mortgage Finance              2.9
Machinery                               2.7
Pharmaceuticals                         2.7
Food & Staples Retailing                2.6
Energy Equipment & Services             2.5
Diversified Telecommunication
  Services                              2.3
Media                                   2.0
Beverages                               1.8
Containers & Packaging                  1.8
Aerospace & Defense                     1.7
Office Electronics                      1.7
Gas Utilities                           1.5
Road & Rail                             1.4
Commercial Services & Supplies          1.3
Air Freight & Logistics                 1.0
Chemicals                               1.0
Consumer Finance                        1.0
Trading Companies & Distributors        1.0
Airlines                                0.9
Electrical Equipment                    0.6
Semiconductors & Semiconductor
  Equipment                             0.4
Exchange Traded Funds                   4.3
Short-Term Investment                   4.7
Liabilities in Excess of Cash and
  Other Assets                         -4.4
                                      -----
                                      100.0%
                                      =====



 See Portfolio of Investments on page M-289 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF JUNE 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Kroger Co. (The)
    2.  Aspen Insurance Holdings, Ltd.
    3.  S&P 500 Index--SPDR Trust Series 1
    4.  Embarq Corp.
    5.  NewAlliance Bancshares, Inc.
    6.  ConAgra Foods, Inc.
    7.  American Eagle Outfitters, Inc.
    8.  Cablevision Systems Corp. Class A
    9.  iShares Russell Midcap Value Index Fund
   10.  Teva Pharmaceutical Industries, Ltd.,
        Sponsored ADR






M-286    MainStay VP Mid Cap Value Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE PORTFOLIO'S MANAGER.(1)

HOW DID MAINSTAY VP MID CAP VALUE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2009?

For the six months ended June 30, 2009, MainStay VP Mid Cap Value Portfolio returned 1.49% for Initial Class shares and 1.37% for Service Class shares. Both share classes underperformed the 6.42% return of the average Lipper(2) Variable Products Mid-Cap Value Portfolio and the 3.19% return of the Russell Midcap(R) Value Index(1) for the six months ended June 30, 2009. The Russell Midcap(R) Value Index is the Portfolio's broad-based securities-market index.

WERE THERE ANY IMPORTANT CHANGES IN THE PORTFOLIO'S STRUCTURE OR DAY-TO-DAY PORTFOLIO MANAGEMENT DURING THE REPORTING PERIOD?

At a special meeting held on June 23, 2009, the Portfolio's Board of Directors approved the following actions: (1) termination of the Subadvisory Agreement between New York Life Investments and MacKay Shields, effective prior to the opening of the U.S. financial markets on June 29, 2009; and (2) appointment of Tony H. Elavia, an officer of New York Life Investments, as portfolio manager of the Portfolio, effective at the opening of the U.S. financial markets on June 29, 2009. The Board also approved the reorganization of the Portfolio with and into MainStay VP ICAP Select Equity Portfolio, effective on or about November 20, 2009, subject to approval by shareholders of MainStay VP Mid Cap Value Portfolio at a meeting to be held on October 16, 2009. A proxy statement containing more information about the Subadvisor and the new Agreement was mailed on August 26, 2009, to shareholders of record on July 27, 2009.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD.

Although the Portfolio posted a positive return for the first half of 2009, the Portfolio underperformed the Russell Midcap(R) Value Index predominantly because of stock selection in the consumer staples sector.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH SECTORS WERE PARTICULARLY WEAK?

The strongest contributors to the Portfolio's performance on an absolute basis were consumer discretionary and information technology where an overweight position was positive for the Portfolio. On a relative basis telecommunications was the Portfolio's best performing sector. Though the financials sector was a detractor from performance on an absolute basis, an underweight in this poorly performing sector helped performance on a relative basis.

As mentioned, consumer staples was the biggest detractor from performance during the reporting period. This sector had a negative impact on the Portfolio's absolute and relative performance. Health care detracted from the Portfolio's relative performance, and industrials detracted on an absolute basis.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE GREATEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

The three stocks that made the strongest contribution to the total return of the Portfolio were apparel retailer American Eagle Outfitters, metals & mining company Freeport-McMoran Copper & Gold and specialty retailer TJX. American Eagle and TJX (the parent company of TJ Maxx) posted decent results in a difficult retail environment by managing margins and inventory levels. TJX also benefitted from consumers' flight to discount retailers. Freeport-McMoran Copper & Gold posted solid returns as prices for gold and copper rose during the reporting period--along with the stocks of gold-producing companies--as investors sought tangible assets in the midst of the financial crisis.

The strongest detractors from the Portfolio's total return were consumer bank Marshall & Ilsley, electric utility Pepco Holdings and commercial bank Key-


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may go down in value. Mid-cap companies are generally less established than larger companies, and their stocks may be more volatile and less liquid than the securities of larger companies. The Portfolio's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Portfolio.

1. During the reporting period, New York Life Investment Management LLC ("New York Life Investments") delegated day-to-day portfolio management responsibilities to MacKay Shields LLC ("Mackay Shields") from January 1, 2009, to June 29, 2009, and New York Life Investments managed the Portfolio directly without the use of a Subadvisor beginning on June 29, 2009.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-287

Corp. Marshall & Ilsley and KeyCorp suffered from investor concerns about deteriorating credit quality and the possibility that banks would need to raise additional capital. Pepco Holdings, which mainly serves the Mid-Atlantic region, learned that its ambitious expansion plans would cost more than anticipated, and the company's merchant energy division posted poor results.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Portfolio established positions in Met Life and Ameriprise Financial during the second half of the reporting period. The Subadvisor believed that both companies were attractively valued after their stocks traded down to levels that the Subadvisor perceived to be oversold as all financial companies sold off in sympathy with the larger institutions affected by the financial crisis.

The Portfolio sold its position in Bed Bath & Beyond during the reporting period, when discretionary spending by consumers slowed. The Portfolio sold its position in Fifth Third Bancorp because of a lack of future earnings visibility and because of concerns about the bank's ability to survive.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Although there was a fair amount of activity in the Portfolio during the reporting period, sector weights did not change substantially. The Portfolio added slightly to its weighting in financials and lowered its exposure to health care a small amount.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2009, the Portfolio maintained an overweight position in health care, information technology and energy. As of the same date, the Portfolio held underweight positions in the financials, utilities and consumer discretionary sectors.

The Portfolio's sector weightings did not have a material impact on performance during the reporting period. Stock selection was the driving factor behind the Portfolio's performance.


----------
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-288    MainStay VP Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2009 UNAUDITED



                                          SHARES           VALUE
COMMON STOCKS 95.4%+
----------------------------------------------------------------

AEROSPACE & DEFENSE 1.7%
Raytheon Co.                              96,700   $   4,296,381
                                                   -------------


AIR FREIGHT & LOGISTICS 1.0%
FedEx Corp.                               43,500       2,419,470
                                                   -------------


AIRLINES 0.9%
Delta Air Lines, Inc. (a)                119,375         691,181
Southwest Airlines Co.                   226,300       1,522,999
                                                   -------------
                                                       2,214,180
                                                   -------------

BEVERAGES 1.8%
Constellation Brands, Inc.
  Class A (a)                            348,900       4,424,052
                                                   -------------

CAPITAL MARKETS 3.3%
Ameriprise Financial, Inc.               125,600       3,048,312
Investment Technology Group,
  Inc. (a)                               189,800       3,870,022
Northern Trust Corp.                      22,600       1,213,168
                                                   -------------
                                                       8,131,502
                                                   -------------

CHEMICALS 1.0%
Arch Chemicals, Inc.                      47,400       1,165,566
Olin Corp.                               107,475       1,277,878
                                                   -------------
                                                       2,443,444
                                                   -------------

COMMERCIAL BANKS 3.2%
KeyCorp                                  389,800       2,042,552
Marshall & Ilsley Corp.                  486,173       2,333,631
Wilmington Trust Corp.                   252,100       3,443,686
                                                   -------------
                                                       7,819,869
                                                   -------------

COMMERCIAL SERVICES & SUPPLIES 1.3%
Pitney Bowes, Inc.                       144,100       3,160,113
                                                   -------------

CONSUMER FINANCE 1.0%

Capital One Financial Corp.              108,200       2,367,416
                                                   -------------

CONTAINERS & PACKAGING 1.8%
Ball Corp.                                95,900       4,330,844
                                                   -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 2.3%
 v  Embarq Corp.                         135,800       5,711,748
                                                   -------------

ELECTRIC UTILITIES 4.3%
Edison International                     135,700       4,269,122
Pepco Holdings, Inc.                     278,200       3,739,008
Progress Energy, Inc.                     68,100       2,576,223
                                                   -------------
                                                      10,584,353
                                                   -------------

ELECTRICAL EQUIPMENT 0.6%
Rockwell Automation, Inc.                 50,100       1,609,212
                                                   -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 3.9%
Avnet, Inc. (a)                          163,900       3,446,817
Ingram Micro, Inc. Class A
  (a)                                    201,600       3,528,000
Molex, Inc. Class A                      189,300       2,722,134
                                                   -------------
                                                       9,696,951
                                                   -------------

ENERGY EQUIPMENT & SERVICES 2.5%
Baker Hughes, Inc.                        32,100       1,169,724
Diamond Offshore Drilling,
  Inc.                                    23,800       1,976,590
Tidewater, Inc.                           68,400       2,932,308
                                                   -------------
                                                       6,078,622
                                                   -------------

FOOD & STAPLES RETAILING 2.6%
 v  Kroger Co. (The)                     286,800       6,323,940
                                                   -------------


FOOD PRODUCTS 5.6%
 v  ConAgra Foods, Inc.                  259,700       4,949,882
Corn Products International,
  Inc.                                   167,000       4,473,930
J.M. Smucker Co. (The)                    87,800       4,272,348
                                                   -------------
                                                      13,696,160
                                                   -------------

GAS UTILITIES 1.5%
AGL Resources, Inc.                      115,700       3,679,260
                                                   -------------

HEALTH CARE PROVIDERS & SERVICES 3.3%
Cardinal Health, Inc.                     70,600       2,156,830
Coventry Health Care, Inc.
  (a)                                    125,700       2,351,847
Quest Diagnostics, Inc.                   64,500       3,639,735
                                                   -------------
                                                       8,148,412
                                                   -------------

INSURANCE 7.7%
 v  Aspen Insurance Holdings,
  Ltd.                                   262,300       5,859,782
HCC Insurance Holdings, Inc.             164,900       3,959,249
Lincoln National Corp.                   130,000       2,237,300
MetLife, Inc.                             76,700       2,301,767
PartnerRe, Ltd.                           72,500       4,708,875
                                                   -------------
                                                      19,066,973
                                                   -------------

IT SERVICES 3.0%
Affiliated Computer Services,
  Inc. Class A (a)                        66,400       2,949,488
Computer Sciences Corp. (a)               99,900       4,425,570
                                                   -------------
                                                       7,375,058
                                                   -------------

MACHINERY 2.7%
Ingersoll-Rand Co., Ltd.
  Class A                                156,700       3,275,030
Pentair, Inc.                             10,300         263,886
SPX Corp.                                 39,900       1,953,903
Timken Co. (The)                          66,900       1,142,652
                                                   -------------
                                                       6,635,471
                                                   -------------

MEDIA 2.0%
 v  Cablevision Systems Corp.
  Class A                                252,200       4,895,202
                                                   -------------



 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, as of June 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-289


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
METALS & MINING 3.8%
Freeport-McMoRan Copper &
  Gold, Inc. Class B                      37,300   $   1,869,103
Nucor Corp.                               68,200       3,030,126
Yamana Gold, Inc.                        502,700       4,443,868
                                                   -------------
                                                       9,343,097
                                                   -------------

MULTI-UTILITIES 6.1%
Ameren Corp.                             128,600       3,200,854
CenterPoint Energy, Inc.                 255,500       2,830,940
Consolidated Edison, Inc.                 52,400       1,960,808
PG&E Corp.                                66,694       2,563,717
Sempra Energy                             51,700       2,565,871
Xcel Energy, Inc.                        106,600       1,962,506
                                                   -------------
                                                      15,084,696
                                                   -------------

OFFICE ELECTRONICS 1.7%
Xerox Corp.                              637,400       4,130,352
                                                   -------------

OIL, GAS & CONSUMABLE FUELS 4.5%
Frontier Oil Corp.                       189,000       2,477,790
Hess Corp.                                75,100       4,036,625
Spectra Energy Corp.                     274,000       4,636,080
                                                   -------------
                                                      11,150,495
                                                   -------------

PHARMACEUTICALS 2.7%
 v  Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (b)                                 98,700       4,869,858
Watson Pharmaceuticals, Inc.
  (a)                                     54,900       1,849,581
                                                   -------------
                                                       6,719,439
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 4.6%
Corporate Office Properties
  Trust                                   44,200       1,296,386
Equity Residential                        32,300         718,029
HCP, Inc.                                 81,900       1,735,461
Health Care REIT, Inc.                    52,700       1,797,070
Highwoods Properties, Inc.               146,000       3,266,020
Public Storage                            18,800       1,231,024
Realty Income Corp.                       56,500       1,238,480
                                                   -------------
                                                      11,282,470
                                                   -------------

ROAD & RAIL 1.4%
CSX Corp.                                 43,300       1,499,479
Werner Enterprises, Inc.                 110,700       2,005,884
                                                   -------------
                                                       3,505,363
                                                   -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.4%
MEMC Electronic Materials,
  Inc. (a)                                51,400         915,434
                                                   -------------

SPECIALTY RETAIL 7.3%
 v  American Eagle
  Outfitters, Inc.                       347,500       4,924,075
Gap, Inc. (The)                          269,000       4,411,600
TJX Cos., Inc.                           122,700       3,860,142
Tractor Supply Co. (a)                   114,800       4,743,536
                                                   -------------
                                                      17,939,353
                                                   -------------

THRIFTS & MORTGAGE FINANCE 2.9%
 v  NewAlliance Bancshares,
  Inc.                                   462,900       5,323,350
People's United Financial,
  Inc.                                   114,900       1,728,096
                                                   -------------
                                                       7,051,446
                                                   -------------

TRADING COMPANIES & DISTRIBUTORS 1.0%
WESCO International, Inc. (a)             95,000       2,378,800
                                                   -------------
Total Common Stocks
  (Cost $282,174,952)                                234,609,578
                                                   -------------

EXCHANGE TRADED FUNDS 4.3% (c)
----------------------------------------------------------------

 v   iShares Russell Midcap
  Value Index Fund                       168,678       4,884,915
 v  S&P 500 Index--SPDR Trust
  Series 1                                62,949       5,786,272
                                                   -------------
Total Exchange Traded Funds
  (Cost $10,748,977)                                  10,671,187

                                                   -------------

                                       PRINCIPAL
                                          AMOUNT
SHORT-TERM INVESTMENT 4.7%
----------------------------------------------------------------

REPURCHASE AGREEMENT 4.7%
State Street Bank and Trust
  Co.
  0.01%, dated 6/30/09
  due 7/1/09
  Proceeds at Maturity
  $11,483,466 (Collateralized
  by a Federal Home Loan
  Mortgage Corp. security
  with a rate of
  3.125% and a maturity date
  of 2/12/10 with a Principal
  Amount of $11,415,000 and a
  Market Value of
  $11,714,644)                       $11,483,462      11,483,462
                                                   -------------
Total Short-Term Investment
  (Cost $11,483,462)                                  11,483,462
                                                   -------------
Total Investments
  (Cost $304,407,391) (d)                  104.4%    256,764,227
Liabilities in Excess of Cash
  and Other Assets                          (4.4)    (10,731,556)
                                           -----    ------------
Net Assets                                 100.0%  $ 246,032,671
                                           =====    ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  Exchange Traded Fund--represents a basket
     of securities that is traded on an
     exchange.
(d)  At June 30, 2009, cost is $306,129,562
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 15,547,196
Gross unrealized depreciation       (64,912,531)
                                   ------------
Net unrealized depreciation        $(49,365,335)
                                   ============






M-290    MainStay VP Mid Cap Value Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a list of the inputs used as of June 30, 2009 for valuing the Portfolio's assets.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
Common Stocks
  Aerospace & Defense                           $  4,296,381   $        --           $  --    $  4,296,381
  Air Freight & Logistics                          2,419,470            --              --       2,419,470
  Airlines                                         2,214,180            --              --       2,214,180
  Beverages                                        4,424,052            --              --       4,424,052
  Capital Markets                                  8,131,502            --              --       8,131,502
  Chemicals                                        2,443,444            --              --       2,443,444
  Commercial Banks                                 7,819,869            --              --       7,819,869
  Commercial Services & Supplies                   3,160,113            --              --       3,160,113
  Consumer Finance                                 2,367,416            --              --       2,367,416
  Containers & Packaging                           4,330,844            --              --       4,330,844
  Diversified Telecommunication Services           5,711,748            --              --       5,711,748
  Electric Utilities                              10,584,353            --              --      10,584,353
  Electrical Equipment                             1,609,212            --              --       1,609,212
  Electronic Equipment & Instruments               9,696,951            --              --       9,696,951
  Energy Equipment & Services                      6,078,622            --              --       6,078,622
  Food & Staples Retailing                         6,323,940            --              --       6,323,940
  Food Products                                   13,696,160            --              --      13,696,160
  Gas Utilities                                    3,679,260            --              --       3,679,260
  Health Care Providers & Services                 8,148,412            --              --       8,148,412
  Insurance                                       19,066,973            --              --      19,066,973
  IT Services                                      7,375,058            --              --       7,375,058
  Machinery                                        6,635,471            --              --       6,635,471
  Media                                            4,895,202            --              --       4,895,202
  Metals & Mining                                  9,343,097            --              --       9,343,097
  Multi-Utilities                                 15,084,696            --              --      15,084,696
  Office Electronics                               4,130,352            --              --       4,130,352
  Oil, Gas & Consumable Fuels                     11,150,495            --              --      11,150,495
  Pharmaceuticals                                  6,719,439            --              --       6,719,439
  Real Estate Investment Trusts                   11,282,470            --              --      11,282,470
  Road & Rail                                      3,505,363            --              --       3,505,363
  Semiconductors & Semiconductor Equipment           915,434            --              --         915,434
  Specialty Retail                                17,939,353            --              --      17,939,353
  Thrifts & Mortgage Finance                       7,051,446            --              --       7,051,446
  Trading Companies & Distributors                 2,378,800            --              --       2,378,800
                                                ------------   -----------           -----    ------------
Total Common Stocks                              234,609,578            --              --     234,609,578
                                                ------------   -----------           -----    ------------
Exchange Traded Funds                             10,671,187            --              --      10,671,187
                                                ------------   -----------           -----    ------------
Short-Term Investment
  Repurchase Agreement                                    --    11,483,462              --      11,483,462
                                                ------------   -----------           -----    ------------
Total Short-Term Investment                               --    11,483,462              --      11,483,462
                                                ------------   -----------           -----    ------------
Total                                           $245,280,765   $11,483,462             $--    $256,764,227
                                                ============   ===========           =====    ============




The Portfolio did not hold other financial instruments as of June 30, 2009.

At June 30, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-291

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $304,407,391)     $256,764,227
Receivables:
  Dividends and interest                  319,356
  Fund shares sold                         54,391
Other assets                                2,414
                                     ------------
     Total assets                     257,140,388
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased      10,748,977
  Manager (See Note 3)                    143,765
  Fund shares redeemed                     81,889
  Shareholder communication                65,460
  Professional fees                        33,139
  NYLIFE Distributors (See Note 3)         23,676
  Custodian                                 3,660
  Directors                                 1,710
Accrued expenses                            5,441
                                     ------------
     Total liabilities                 11,107,717
                                     ------------
Net assets                           $246,032,671
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    370,694
Additional paid-in capital            377,585,972
                                     ------------
                                      377,956,666
Accumulated undistributed net
  investment income                     7,988,327
Accumulated net realized loss on
  investments                         (92,269,158)
Net unrealized depreciation on
  investments                         (47,643,164)
                                     ------------
Net assets                           $246,032,671
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $132,351,575
                                     ============
Shares of capital stock outstanding    19,890,949
                                     ============
Net asset value per share
  outstanding                        $       6.65
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $113,681,096
                                     ============
Shares of capital stock outstanding    17,178,411
                                     ============
Net asset value per share
  outstanding                        $       6.62
                                     ============






M-292    MainStay VP Mid Cap Value Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                       $  3,156,044
  Interest                                   2,226
                                      ------------
     Total income                        3,158,270
                                      ------------
EXPENSES:
  Manager (See Note 3)                     823,569
  Distribution and service--Service
     Class
     (See Note 3)                          134,856
  Professional fees                         34,132
  Shareholder communication                 29,023
  Directors                                  6,391
  Custodian                                  5,745
  Miscellaneous                             12,360
                                      ------------
     Total expenses                      1,046,076
                                      ------------
Net investment income                    2,112,194
                                      ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments       (24,220,803)
Net change in unrealized
  depreciation on investments           24,029,694
                                      ------------
Net realized and unrealized loss on
  investments                             (191,109)
                                      ------------
Net increase in net assets
  resulting from operations           $  1,921,085
                                      ============




(a) Dividends recorded net of foreign withholding taxes in the amount of $8,037.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-293

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2008


                                       2009            2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $  2,112,194   $   5,912,983
 Net realized loss on
  investments and written
  option transactions           (24,220,803)    (68,049,492)
 Net change in unrealized
  appreciation (depreciation)
  on investments, written
  options and foreign
  currency transactions          24,029,694     (73,167,319)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      1,921,085    (135,303,828)
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                        --      (3,229,949)
    Service Class                        --      (2,191,347)
                               ----------------------------
                                         --      (5,421,296)
                               ----------------------------
 From net realized gain on investments:
    Initial Class                        --     (27,548,532)
    Service Class                        --     (23,158,086)
                               ----------------------------
                                         --     (50,706,618)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                           --     (56,127,914)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          5,303,223      15,762,932
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                      --      56,127,914
 Cost of shares redeemed        (21,284,090)    (73,958,012)
                               ----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (15,980,867)     (2,067,166)
                               ----------------------------
    Net decrease in net
     assets                     (14,059,782)   (193,498,908)

NET ASSETS:
Beginning of period             260,092,453     453,591,361
                               ----------------------------
End of period                  $246,032,671   $ 260,092,453
                               ============================
Accumulated undistributed net
 investment income at end of
 period                        $  7,988,327   $   5,876,133
                               ============================






M-294    MainStay VP Mid Cap Value Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                  mainstayinvestments.com  M-295

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                           INITIAL CLASS
                            ---------------------------------------------------------------------------
                            SIX MONTHS
                               ENDED
                             JUNE 30,                         YEAR ENDED DECEMBER 31,
                            ---------------------------------------------------------------------------

                               2009*         2008        2007        2006        2005            2004
Net asset value at
  beginning of period        $   6.56      $  12.43    $  13.87    $  12.33    $  12.31        $  10.65
                             --------      --------    --------    --------    --------        --------
Net investment income            0.07          0.19        0.18        0.15        0.11 (a)        0.10
Net realized and
  unrealized gain (loss)
  on investments                 0.02         (4.27)      (0.27)       1.58        0.60            1.77
                             --------      --------    --------    --------    --------        --------
Total from investment
  operations                     0.09         (4.08)      (0.09)       1.73        0.71            1.87
                             --------      --------    --------    --------    --------        --------
Less dividends and
  distributions:
  From net investment
     income                        --         (0.19)      (0.15)      (0.01)      (0.10)          (0.10)
  From net realized gain
     on investments                --         (1.60)      (1.20)      (0.18)      (0.59)          (0.11)
                             --------      --------    --------    --------    --------        --------
Total dividends and
  distributions                    --         (1.79)      (1.35)      (0.19)      (0.69)          (0.21)
                             --------      --------    --------    --------    --------        --------
Net asset value at end of
  period                     $   6.65      $   6.56    $  12.43    $  13.87    $  12.33        $  12.31
                             ========      ========    ========    ========    ========        ========
Total investment return          1.37%(d)(e) (32.46%)     (1.14%)     14.05%       5.70%(b)(c)    17.54%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          1.91%++       1.73%       1.19%       1.09%       0.89%           1.08%
  Net expenses                   0.78%++       0.76%       0.75%       0.76%       0.72%           0.81%
  Expenses (before waiver)       0.78%++       0.76%       0.75%       0.76%       0.75%           0.81%
Portfolio turnover rate            25%           57%         48%         52%         37%             29%
Net assets at end of
  period (in 000's)          $132,352      $141,083    $252,067    $285,826    $279,251        $255,129




*    Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The effect of losses resulting from compliance violations and the subadviser reimbursement of such losses were less than one-hundredth of a percent.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 5.67% and 5.40% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.
(d)  Total return is not annualized.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-296    MainStay VP Mid Cap Value Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                            SERVICE CLASS
      -----------------------------------------------------------------------------------------
      SIX MONTHS
         ENDED
       JUNE 30,                                 YEAR ENDED DECEMBER 31,
      -----------------------------------------------------------------------------------------

         2009*            2008            2007            2006            2005            2004

       $   6.53         $  12.37        $  13.81        $  12.29        $  12.29        $ 10.64
       --------         --------        --------        --------        --------        -------
           0.06             0.15            0.12            0.11            0.08 (a)       0.08
           0.03            (4.24)          (0.24)           1.59            0.58           1.76
       --------         --------        --------        --------        --------        -------
           0.09            (4.09)          (0.12)           1.70            0.66           1.84
       --------         --------        --------        --------        --------        -------

             --            (0.15)          (0.12)             --           (0.07)         (0.08)
             --            (1.60)          (1.20)          (0.18)          (0.59)         (0.11)
       --------         --------        --------        --------        --------        -------
             --            (1.75)          (1.32)          (0.18)          (0.66)         (0.19)
       --------         --------        --------        --------        --------        -------
       $   6.62         $   6.53        $  12.37        $  13.81        $  12.29        $ 12.29
       ========         ========        ========        ========        ========        =======
           1.38%(d)(e)    (32.63%)         (1.39%)         13.77%           5.43%(b)(c)   17.25%

           1.66%++          1.49%           0.95%           0.85%           0.64%          0.83%
           1.02%++          1.01%           1.00%           1.01%           0.97%          1.06%
           1.02%++          1.01%           1.00%           1.01%           1.00%          1.06%
             25%              57%             48%             52%             37%            29%
       $113,681         $119,010        $201,524        $191,368        $150,474        $79,813




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-297

MAINSTAY VP MODERATE ALLOCATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

                                                   SINCE
AVERAGE ANNUAL                 SIX       ONE     INCEPTION
TOTAL RETURNS                MONTHS     YEAR     (2/13/06)
----------------------------------------------------------
After Portfolio operating
  expenses                    7.07%    -14.71%     -1.28%




                                            (After Portfolio operating expenses)

                           MAINSTAY VP        BARCLAYS CAPITAL
                       MODERATE ALLOCATION     U.S. AGGREGATE     MSCI EAFE(R)    S&P 500(R)
                            PORTFOLIO            BOND INDEX           INDEX          INDEX
                       -------------------    ----------------    ------------    ----------
2/13/2006                     10000                 10000             10000          10000
                              10040                  9950             10596          10099
                              11656                 10559             13457          12178
                              11226                 11311             12029          10581
6/30/2009                      9574                 11995              8257           7807





SERVICE CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

                                                   SINCE
AVERAGE ANNUAL                 SIX       ONE     INCEPTION
TOTAL RETURNS                MONTHS     YEAR     (2/13/06)
----------------------------------------------------------
After Portfolio operating
  expenses                    7.01%    -14.88%     -1.51%




                                            (After Portfolio operating expenses)

                           MAINSTAY VP        BARCLAYS CAPITAL
                       MODERATE ALLOCATION     AGGREGATE BOND     MSCI EAFE(R)    S&P 500(R)
                            PORTFOLIO               INDEX             INDEX          INDEX
                       -------------------    ----------------    ------------    ----------
2/13/2006                     10000                 10000             10000          10000
                              10030                  9950             10596          10099
                              11617                 10559             13457          12178
                              11160                 11311             12029          10581
6/30/2009                      9499                 11995              8257           7807





 BENCHMARK PERFORMANCE                          SIX           ONE          SINCE
                                              MONTHS         YEAR        INCEPTION
S&P 500(R) Index(1)                            3.16%        -26.21%        -7.05%
Morgan Stanley Capital International
EAFE Index(1)                                  7.95         -31.35         -5.50
Barclays Capital U.S. Aggregate Bond
Index(1)                                       1.90           6.05          5.52
Average Lipper Variable Products Mixed-
Asset Target Allocation Moderate
Portfolio(2)                                   6.50         -15.54         -2.88



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
2. The average Lipper variable products mixed-asset target allocation moderate portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40% and 60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance.



M-298    MainStay VP Moderate Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MODERATE ALLOCATION PORTFOLIO
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2009, to June 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2009, to June 30, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/09         6/30/09       PERIOD(1)         6/30/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,070.70        $0.26          $1,024.50         $0.25
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,070.10        $1.54          $1,023.30         $1.51
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.05% for Initial Class and 0.30% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures. The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-299

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF JUNE 30, 2009

(COMPOSITION PIE CHART)

Growth of Capital                               38.9
Current Income                                  36.0
Total Return                                    19.9
Capital Appreciation                             5.1
Cash and Other Assets, Less Liabilities          0.1





See Portfolio of Investments on page M-304 for specific holdings within these categories.



M-300    MainStay VP Moderate Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC,(1) THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP MODERATE ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2009?

For the six months ended June 30, 2009, MainStay VP Moderate Allocation Portfolio returned 7.07% for Initial Class shares and 7.01% for Service Class shares. Both share classes outperformed the 6.50% return of the average Lipper(2) Variable Products Mixed-Asset Target Allocation Moderate Portfolio and the 3.16% return of the S&P 500(R) Index for the six months ended June 30, 2009. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio's outperformance of its peers and its benchmark was attributable to the strong performance of the Underlying Portfolios/Funds in which the Portfolio invested during the period, a modest tilt toward growth over value, and the inclusion of Underlying Portfolios/Funds that invest in mid-cap stocks, floating-rate debt and high-yield corporate debt.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE PORTFOLIO'S ALLOCATIONS AMONG THE UNDERLYING PORTFOLIOS/FUNDS?

In managing the Portfolio, we consider a variety of information, including portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examine the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluate the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. In general, we seek Underlying Equity Portfolios/Funds that have a track record of capable portfolio management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. During the first six months of 2009, these techniques proved successful. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Portfolio's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S ALLOCATIONS DURING THE FIRST SIX MONTHS OF 2009?

During the reporting period, the Portfolio made three primary changes.

First, the Portfolio shifted assets away from MainStay VP Bond Portfolio into Underlying Portfolios/Funds with higher risk profiles: MainStay VP Floating Rate Portfolio, MainStay VP High Yield Corporate Bond Portfolio and MainStay 130/30 High Yield Fund. This strategy had a positive impact on the Portfolio's relative performance, as credit spreads(3) contracted considerably during the reporting period.

Second, the Portfolio reduced its positions in MainStay VP Common Stock Portfolio and MainStay Growth Equity Fund and directed the proceeds primarily to their long/short counterpart Funds, MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund. This strategy was generally detrimental to the Portfolio's performance because both of these Underlying 130/30 Funds struggled during the spring, when lower-quality stocks staged a remarkable rally.

Third, in an effort to build small- and mid-cap equity exposure, we moved assets out of MainStay ICAP Equity Fund and MainStay VP ICAP Select Equity Portfolio and redirected the assets in part to MainStay VP Mid Cap Core Portfolio and MainStay Small Company Value Fund. This strategy strengthened the Portfolio's performance when small- and mid-cap stocks advanced at the end of the reporting period.


----------
1. As of January 2, 2009, the portfolio managers who manage the day-to-day investment operations of the Portfolio transitioned from a division within New York Life Investments, formerly referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly owned subsidiary of NYLIM Holdings LLC called Madison Square Investors LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-301

DURING THE REPORTING PERIOD, WHICH OF THE PORTFOLIO'S UNDERLYING EQUITY PORTFOLIO/FUND HOLDINGS HAD THE STRONGEST TOTAL RETURNS AND WHICH HAD THE WEAKEST?

Among the Underlying Equity Portfolios/Funds in which the Portfolio invested, the strongest total returns came from MainStay Small Company Value Fund and MainStay VP Large Cap Growth Portfolio. The lowest total returns came from MainStay 130/30 Core Fund and MainStay VP Common Stock Portfolio.

DURING THE REPORTING PERIOD, WHICH OF THE PORTFOLIO'S UNDERLYING EQUITY PORTFOLIO/FUND HOLDINGS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH HOLDINGS WERE THE WEAKEST CONTRIBUTORS?

Taking weightings and total returns into account, MainStay VP Large Cap Growth Portfolio was the strongest positive equity contributor to the Portfolio's absolute performance, followed by MainStay MAP Fund and MainStay 130/30 Growth Fund.

Among the Portfolio's weakest-contributing Underlying Equity Portfolios/Funds were MainStay Value Fund and MainStay VP S&P 500 Portfolio.

WHAT FACTORS AFFECTED THE PORTFOLIO'S FIXED-INCOME INVESTMENTS DURING THE REPORTING PERIOD?

Interest rates on Treasury bills, notes and bonds were driven higher during the reporting period, despite the Federal Reserve's efforts to reduce longer-term borrowing costs by holding the targeted federal funds rate in a historically low range and by making direct purchases of fixed-income securities. Signs that the economy might be nearing a trough led to losses in Treasury securities but brought relief to the credit markets. During the reporting period, credit spreads narrowed considerably, even though they remained wide by historical standards. Liquidity concerns in the market for bank loans began to be resolved, and bank loans performed quite well during the reporting period.

HOW DID THESE FACTORS AFFECT YOUR PORTFOLIO MANAGEMENT DECISIONS DURING THE REPORTING PERIOD?

Having observed the historic widening of credit spreads in 2008, we anticipated an eventual recovery and implemented a Portfolio bias toward underlying Funds that invest in lower-quality credit instruments. This posture was rewarded during the reporting period.

DURING THE REPORTING PERIOD, WHICH OF THE PORTFOLIO'S UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH ONES DETRACTED THE MOST?

The Portfolio's best performing Underlying Fixed Income Portfolios/Funds were MainStay 130/30 High Yield Fund and the MainStay VP Floating Rate Portfolio, both of which invest in lower-quality instruments.

Among the Portfolio's lowest-returning Underlying Fixed Income Portfolios/Funds were MainStay Institutional Bond Fund and MainStay VP Bond Portfolio. Both of these Portfolio holdings, however, provided positive returns for the reporting period.

----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


M-302    MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds ("Underlying Portfolios/Funds"). The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will directly bear the Portfolio's fees and expenses and will indirectly bear the fees and expenses charged by the Underlying Portfolios/Funds in which the Portfolio invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix and related performance of the Underlying Portfolios/Funds. The performance of the Underlying Portfolios/Funds may be lower than the performance of the asset class or classes the Underlying Portfolios/Funds were selected to represent.

The Portfolio may invest more than 25% of its assets in one Underlying Portfolio/Fund, which may significantly affect the Portfolio's net asset value.

The Portfolio, through its investment in the Underlying Portfolios/Funds, may be subject to the risks of the Underlying Portfolios/Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the investments of the Underlying Portfolios/Funds have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Portfolios/Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Portfolios/Funds will generally rise.

- Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- The Underlying Floating Rate Portfolio is generally considered to have speculative characteristics. This Underlying Portfolio may involve the risk of default on principal and interest. The Underlying Floating Rate Portfolio may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN AN UNDERLYING PORTFOLIO/FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, SHAREHOLDERS CAN BE ASSURED THAT IF THE PORTFOLIO INVESTS IN UNDERLYING MONEY MARKET PORTFOLIO/FUND, THE PORTFOLIO IS GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR AMOUNTS THE PORTFOLIO HELD IN THE UNDERLYING MONEY MARKET PORTFOLIO/FUND AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS, WHICH REMAINS IN EFFECT THROUGH SEPTEMBER 18, 2009, AS DISCUSSED IN NOTE 12.

Before making an investment in the Portfolio, you should consider all the risks associated with it.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.



                                                mainstayinvestments.com    M-303

PORTFOLIO OF INVESTMENTS JUNE 30, 2009 UNAUDITED



                                       SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 99.9%+
-------------------------------------------------------------

EQUITY FUNDS 59.8%
MainStay 130/30 Core Fund
  Class I (a)                       3,483,047   $  19,923,028
MainStay 130/30 Growth Fund
  Class I (a)(b)                    2,298,118      15,282,482
MainStay 130/30 International
  Fund Class I (a)(b)               2,305,069      12,585,678
MainStay Growth Equity Fund
  Class I (a)                         474,696       3,958,961
MainStay ICAP Equity Fund
  Class I                             725,397      18,947,380
MainStay ICAP International
  Fund Class I                        486,306      11,321,214
MainStay MAP Fund Class I             790,274      18,160,500
MainStay Small Company Value
  Fund Class I                        283,166       3,027,047
MainStay VP Common Stock
  Portfolio Initial Class (a)       2,419,827      29,348,777
MainStay VP ICAP Select Equity
  Portfolio Initial Class           2,114,867      19,120,037
MainStay VP International
  Equity Portfolio Initial
  Class                               980,556      11,330,804
MainStay VP Large Cap Growth
  Portfolio Initial Class (a)       3,291,792      34,231,700
MainStay VP Mid Cap Core
  Portfolio Initial Class (a)       1,446,022      11,054,862
MainStay VP S&P 500 Index
  Portfolio Initial Class              98,018       1,855,318
MainStay Value Fund Class I
  (a)                                 117,332       1,424,415
                                                -------------
                                                  211,572,203
                                                -------------

FIXED INCOME FUNDS 40.1%
MainStay 130/30 High Yield
  Fund Class I (a)                  1,346,956      12,876,896
MainStay Institutional Bond
  Fund Class I (a)                  1,468,742      14,613,987
MainStay VP Bond Portfolio
  Initial Class (a)                 5,853,819      82,855,222
MainStay VP Floating Rate
  Portfolio Initial Class (a)       2,647,322      22,248,901
MainStay VP High Yield
  Corporate Bond Portfolio
  Initial Class                     1,117,603       9,314,876
                                                -------------
                                                  141,909,882
                                                -------------
Total Investments
  (Cost $399,223,428) (c)                99.9%    353,482,085
Cash and Other Assets,
  Less Liabilities                        0.1         221,503
                                        -----    ------------
Net Assets                              100.0%  $ 353,703,588
                                        =====    ============






+    Percentages indicated are based on
     Portfolio net assets.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolios/Funds Share Class.
(b)  Non-income producing Underlying Fund.
(c)  At June 30, 2009, cost is $401,034,169
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  2,383,909
Gross unrealized depreciation       (49,935,993)
                                   ------------
Net unrealized depreciation        $(47,552,084)
                                   ============



The following is a list of the inputs used as of June 30, 2009 for valuing the Portfolio's assets.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
Affiliated Investment Companies
  Equity Funds                                  $211,572,203      $     --        $     --    $211,572,203
  Fixed Income Funds                             141,909,882            --              --     141,909,882
                                                ------------      --------        --------    ------------
TOTAL                                           $353,482,085           $--             $--    $353,482,085
                                                ============      ========        ========    ============




The Portfolio did not hold other financial instruments as of June 30, 2009.

At June 30, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



M-304    MainStay VP Moderate Allocation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $399,223,428)                 $353,482,085
Cash                                      564,336
Receivables:
  Fund shares sold                        428,332
Other assets                                5,002
                                     ------------
     Total assets                     354,479,755
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased         564,335
  NYLIFE Distributors (See Note 3)         66,581
  Shareholder communication                62,849
  Fund shares redeemed                     48,527
  Professional fees                        26,639
  Custodian                                 6,384
  Directors                                   852
                                     ------------
     Total liabilities                    776,167
                                     ------------
Net assets                           $353,703,588
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    399,270
Additional paid-in capital            422,576,265
                                     ------------
                                      422,975,535
Accumulated undistributed net
  investment income                    10,977,436
Accumulated net realized loss on
  investments                         (34,508,040)
Net unrealized depreciation on
  investments                         (45,741,343)
                                     ------------
Net assets                           $353,703,588
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 15,428,709
                                     ============
Shares of capital stock outstanding     1,736,220
                                     ============
Net asset value per share
  outstanding                        $       8.89
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $338,274,879
                                     ============
Shares of capital stock outstanding    38,190,737
                                     ============
Net asset value per share
  outstanding                        $       8.86
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-305

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                       $  1,596,404
                                     ------------
EXPENSES:
  Distribution and service--Service
     Class
     (See Note 3)                         357,266
  Shareholder communication                32,322
  Professional fees                        30,539
  Directors                                 6,519
  Custodian                                 3,690
  Miscellaneous                             6,705
                                     ------------
     Total expenses                       437,041
                                     ------------
Net investment income                   1,159,363
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on affiliated
  investment company transactions     (31,984,757)
Net change in unrealized
  depreciation on investments          51,652,846
                                     ------------
Net realized and unrealized gain on
  investments                          19,668,089
                                     ------------
Net increase in net assets
  resulting from operations          $ 20,827,452
                                     ============






M-306    MainStay VP Moderate Allocation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2008


                                       2009            2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $  1,159,363   $   7,139,984
 Net realized gain (loss)
  from affiliated investment
  companies                     (31,984,757)      1,052,703
 Net change in unrealized
  appreciation (depreciation)
  on investments                 51,652,846    (103,519,057)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     20,827,452     (95,326,370)
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                        --         (55,782)
    Service Class                        --        (764,780)
                               ----------------------------
                                         --        (820,562)
                               ----------------------------
 From net realized gain on investments:
    Initial Class                        --        (181,795)
    Service Class                        --      (4,153,218)
                               ----------------------------
                                         --      (4,335,013)
                               ----------------------------
Total dividends and
 distributions to
 shareholders                            --      (5,155,575)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         54,104,138     143,456,587
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                      --       5,155,575
 Cost of shares redeemed        (21,588,928)    (41,666,841)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions          32,515,210     106,945,321
                               ----------------------------
    Net increase in net
     assets                      53,342,662       6,463,376

NET ASSETS:
Beginning of period             300,360,926     293,897,550
                               ----------------------------
End of period                  $353,703,588   $ 300,360,926
                               ============================
Accumulated undistributed net
 investment income at end of
 period                        $ 10,977,436   $   9,818,073
                               ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-307

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                               INITIAL CLASS
                                       -------------------------------------------------------------
                                                                                       FEBRUARY 13,
                                       SIX MONTHS                                          2006**
                                          ENDED            YEAR ENDED DECEMBER            THROUGH
                                        JUNE 30,                   31,                  DECEMBER 31,

                                       -------------------------------------------------------------
                                          2009*            2008           2007              2006
Net asset value at beginning of
  period                                 $  8.30         $ 11.32        $ 10.86            $10.00
                                         -------         -------        -------            ------
Net investment income                       0.01            0.21           0.22              0.18 (a)
Net realized and unrealized
  gain (loss) on investments                0.58           (3.06)          0.74              0.82
                                         -------         -------        -------            ------
Total from investment
  operations                                0.59           (2.85)          0.96              1.00
                                         -------         -------        -------            ------
Less dividends and
  distributions:
  From net investment income                  --           (0.04)         (0.26)            (0.11)
  From net realized gain on
     investments                              --           (0.13)         (0.24)            (0.03)
                                         -------         -------        -------            ------
Total dividends and
  distributions                               --           (0.17)         (0.50)            (0.14)
                                         -------         -------        -------            ------
Net asset value at end of
  period                                 $  8.89         $  8.30        $ 11.32            $10.86
                                         =======         =======        =======            ======
Total investment return                     7.11%(b)(d)   (25.18%)         8.73%             9.93%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                     1.02%++         2.56%          2.50%             1.96%++
  Net expenses (c)                          0.05%++         0.06%          0.06%             0.15%++
  Expenses (before
     reimbursement)(c)                      0.05%++         0.06%          0.07%             0.15%++
Portfolio turnover rate                       19%             46%            10%               62%
Net assets at end of period (in
  000's)                                 $15,429         $12,681        $11,750            $5,370




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  In addition to the fees and expenses which the Portfolio bears directly, the
     Portfolio indirectly bears a pro-rata share of the fees and expenses of the
     Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-308    MainStay VP Moderate Allocation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                               SERVICE CLASS
      --------------------------------------------------------------
                                                        FEBRUARY 13,
      SIX MONTHS                                           2006**
         ENDED                                             THROUGH
       JUNE 30,          YEAR ENDED DECEMBER 31,        DECEMBER 31,

      --------------------------------------------------------------
         2009*            2008            2007              2006
       $   8.28         $  11.30        $  10.85          $  10.00
       --------         --------        --------          --------
           0.01             0.19            0.20              0.14(a)

           0.57            (3.06)           0.72              0.83
       --------         --------        --------          --------
           0.58            (2.87)           0.92              0.97
       --------         --------        --------          --------

             --            (0.02)          (0.23)            (0.09)
             --            (0.13)          (0.24)            (0.03)
       --------         --------        --------          --------
             --            (0.15)          (0.47)            (0.12)
       --------         --------        --------          --------
       $   8.86         $   8.28        $  11.30          $  10.85
       ========         ========        ========          ========
           7.00%(b)(d)    (25.38%)          8.46%             9.69%(b)

           0.76%++          2.21%           2.29%             1.55%++
           0.30%++          0.31%           0.31%             0.40%++
           0.30%++          0.31%           0.32%             0.40%++
             19%              46%             10%               62%
       $338,275         $287,680        $282,148          $132,965




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-309

MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

                                                                           SINCE
AVERAGE ANNUAL                                  SIX           ONE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR        (2/13/06)
----------------------------------------------------------------------------------
After Portfolio operating expenses             7.66%        -20.98%       -3.39%




                                            (After Portfolio operating expenses)
(LINE GRAPH)

                            MAINSTAY VP                                      BARCLAYS CAPITAL
                          MODERATE GROWTH      S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                       ALLOCATION PORTFOLIO       INDEX          INDEX          BOND INDEX
                       --------------------    ----------    ------------    ----------------
2/13/2006                      10000              10000          10000             10000
                               10110              10099          10596              9950
                               12053              12178          13457             10559
                               11262              10581          12029             11311
6/30/2009                       8900               7807           8257             11995





SERVICE CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

                                                                           SINCE
AVERAGE ANNUAL                                  SIX           ONE        INCEPTION
TOTAL RETURNS                                 MONTHS         YEAR        (2/13/06)
----------------------------------------------------------------------------------
After Portfolio operating expenses             7.53%        -21.16%       -3.62%




                                            (After Portfolio operating expenses)
(LINE GRAPH)

                            MAINSTAY VP                                      BARCLAYS CAPITAL
                          MODERATE GROWTH      S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                       ALLOCATION PORTFOLIO       INDEX          INDEX          BOND INDEX
                       --------------------    ----------    ------------    ----------------
2/13/2006                      10000              10000          10000             10000
                               10101              10099          10596              9950
                               12013              12178          13457             10559
                               11197              10581          12029             11311
6/30/2009                       8828               7807           8257             11995





 BENCHMARK                  SIX           ONE          SINCE
PERFORMANCE               MONTHS         YEAR        INCEPTION
S&P 500(R) Index(1)        3.16%        -26.21%        -7.05%
Morgan Stanley
Capital
International EAFE
Index(1)                   7.95         -31.35         -5.50
Barclays Capital
U.S. Aggregate Bond
Index(1)                   1.90           6.05          5.52
Average Lipper
Variable Products
Mixed-Asset Target
Allocation Growth
Portfolio(2)               5.94         -19.66         -4.57



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
2. The average Lipper variable products mixed-asset target allocation growth portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance.



M-310    MainStay VP Moderate Growth Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2009, to June 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2009, to June 30, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/09         6/30/09       PERIOD(1)         6/30/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,076.60        $0.26          $1,024.50         $0.25
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,075.30        $1.54          $1,023.30         $1.51
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.05% for Initial Class and 0.30% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures. The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-311

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF JUNE 30, 2009

(COMPOSITION PIE CHART)

Growth of Capital                               54.0
Total Return                                    22.1
Current Income                                  19.0
Capital Appreciation                             4.9
Liabilities in Excess of Cash and Other
  Assets                                        (0.0)





See Portfolio of Investments on page M-316 for specific holdings within these categories.

++ Less than one-tenth of a percent.



M-312    MainStay VP Moderate Growth Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC,(1) THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2009?

For the six months ended June 30, 2009, MainStay VP Moderate Growth Allocation Portfolio returned 7.66% for Initial Class shares and 7.53% for Service Class shares. Both share classes outperformed the 5.94% return of the average Lipper(2) Variable Products Mixed-Asset Target Allocation Growth Portfolio and the 3.16% return of the S&P 500(R) Index for the six months ended June 30, 2009. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio's outperformance of its peers and its benchmark was attributable to the strong performance of the Underlying Portfolios/Funds in which the Portfolio invested during the period, a modest tilt toward growth over value, and the inclusion of Underlying Portfolios/Funds that invest in mid-cap stocks, floating-rate debt and high-yield corporate debt.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE PORTFOLIO'S ALLOCATIONS AMONG THE UNDERLYING PORTFOLIOS/FUNDS?

In managing the Portfolio, we consider a variety of information, including portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examine the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluate the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. In general, we seek Underlying Equity Portfolios/Funds that have a track record of capable portfolio management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. During the first six months of 2009, these techniques proved successful. No single factor--or readily identifiable set of related factors--had a disproportionate effect on the Portfolio's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S ALLOCATIONS DURING THE FIRST SIX MONTHS OF 2009?

During the reporting period, the Portfolio made three primary changes.

First, the Portfolio shifted assets away from MainStay VP Bond Portfolio into Underlying Portfolios/Funds with higher risk profiles: MainStay VP Floating Rate Portfolio, MainStay VP High Yield Corporate Bond Portfolio, and MainStay 130/30 High Yield Fund. This strategy had a positive impact on the Portfolio's relative performance, as credit spreads(3) contracted considerably during the reporting period.

Second, the Portfolio reduced its positions in MainStay VP Common Stock Portfolio and MainStay Growth Equity Fund and directed the proceeds primarily to their long/short counterpart Funds, MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund. This strategy was generally detrimental to the Portfolio's performance because both of these Underlying 130/30 Funds struggled during the spring, when lower-quality stocks staged a remarkable rally.

Third, in an effort to build small- and mid-cap equity exposure, we moved assets out of MainStay ICAP Equity Fund and MainStay VP ICAP Select Equity Portfolio and redirected the assets to MainStay Small Company Value Fund, MainStay VP Developing Growth Portfolio and MainStay VP Mid Cap Core Portfolio. This strategy strengthened the Portfolio's performance when small- and mid-cap stocks advanced at the end of the reporting period.


----------
1. As of January 2, 2009, the portfolio managers who manage the day-to-day investment operations of the Portfolio transitioned from a division within New York Life Investments, formerly referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly owned subsidiary of NYLIM Holdings LLC called Madison Square Investors LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-313

DURING THE REPORTING PERIOD, WHICH OF THE PORTFOLIO'S UNDERLYING EQUITY PORTFOLIO/FUND HOLDINGS HAD THE STRONGEST TOTAL RETURNS AND WHICH HAD THE WEAKEST?

Among the Underlying Equity Portfolios/Funds in which the Portfolio invested, the strongest total returns came from MainStay VP Developing Growth Portfolio and MainStay Small Company Value Fund. The lowest total returns came from MainStay 130/30 Core Fund and MainStay VP Common Stock Portfolio.

DURING THE REPORTING PERIOD, WHICH OF THE PORTFOLIO'S UNDERLYING EQUITY PORTFOLIO/FUND HOLDINGS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH HOLDINGS WERE THE WEAKEST CONTRIBUTORS?

Taking weightings and total returns into account, MainStay VP Large Cap Growth Portfolio was the strongest positive equity contributor to the Portfolio's absolute performance, followed by MainStay MAP Fund and MainStay VP ICAP Select Equity Portfolio.

Among the Portfolio's weakest-contributing Underlying Equity Portfolios/Funds were MainStay Value Fund and MainStay VP S&P 500 Portfolio.

WHAT FACTORS AFFECTED THE PORTFOLIO'S FIXED-INCOME INVESTMENTS DURING THE REPORTING PERIOD?

Interest rates on Treasury bills, notes and bonds were driven higher during the reporting period, despite the Federal Reserve's efforts to reduce longer-term borrowing costs by holding the targeted federal funds rate in a very low range and by making direct purchases of fixed-income securities. Signs that the economy might be nearing a trough led to losses in Treasury securities but brought relief to the credit markets. During the reporting period, credit spreads narrowed considerably, even though they remained wide by historical standards. Liquidity concerns in the market for bank loans began to be resolved, and bank loans performed quite well during the reporting period.

HOW DID THESE FACTORS AFFECT YOUR PORTFOLIO MANAGEMENT DECISIONS DURING THE REPORTING PERIOD?

Having observed the historic widening of credit spreads in 2008, we anticipated an eventual recovery and implemented a Portfolio bias toward lower-quality credit instruments. This posture was rewarded during the reporting period.

DURING THE REPORTING PERIOD, WHICH OF THE PORTFOLIO'S UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH ONES DETRACTED THE MOST?

The Portfolio's best performing Underlying Fixed Income Portfolios/Funds were MainStay 130/30 High Yield Fund and the MainStay VP Floating Rate Portfolio, both of which invest in lower-quality instruments.

Among the Portfolio's lowest-returning Underlying Fixed Income Portfolios/Funds were MainStay Institutional Bond Fund and MainStay VP Bond Portfolio. Both of these Portfolio holdings, however, provided positive returns for the reporting period.


----------
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


M-314    MainStay VP Moderate Growth Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds ("Underlying Portfolios/Funds"). The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will directly bear the Portfolio's fees and expenses and will indirectly bear the fees and expenses charged by the Underlying Portfolios/Funds in which the Portfolio invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix and related performance of the Underlying Portfolios/Funds. The performance of the Underlying Portfolios/Funds may be lower than the performance of the asset class or classes the Underlying Portfolios/Funds were selected to represent.

The Portfolio may invest more than 25% of its assets in one Underlying Portfolio/Fund, which may significantly affect the Portfolio's net asset value.

The Portfolio, through its investment in the Underlying Portfolios/Funds, may be subject to the risks of the Underlying Portfolios/Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

- High-yield securities carry higher risks, and some of the investments of the Underlying Portfolios/Funds have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Portfolios/Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Portfolios/Funds will generally rise.

- Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- The Underlying Floating Rate Portfolio is generally considered to have speculative characteristics. This Underlying Portfolio may involve the risk of default on principal and interest. The Underlying Floating Rate Portfolio may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN AN UNDERLYING PORTFOLIO/FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY. NOTWITHSTANDING THE PRECEDING STATEMENT, SHAREHOLDERS CAN BE ASSURED THAT IF THE PORTFOLIO INVESTS IN AN UNDERLYING MONEY MARKET PORTFOLIO/FUND, THE PORTFOLIO IS GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR AMOUNTS THE PORTFOLIO HELD IN THE UNDERLYING MONEY MARKET PORTFOLIO/FUND AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS, WHICH REMAINS IN EFFECT THROUGH SEPTEMBER 18, 2009, AS DISCUSSED IN NOTE 12.

BEFORE MAKING AN INVESTMENT IN THE PORTFOLIO, YOU SHOULD CONSIDER ALL THE RISKS ASSOCIATED WITH IT.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


                                                mainstayinvestments.com    M-315

PORTFOLIO OF INVESTMENTS JUNE 30, 2009 UNAUDITED



                                      SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES 100.0%+
------------------------------------------------------------

EQUITY FUNDS 79.8%
MainStay 130/30 Core Fund
  Class I (a)                      4,088,340   $  23,385,304
MainStay 130/30 Growth Fund
  Class I (a)(b)                   1,990,426      13,236,335
MainStay 130/30 International
  Fund Class I (a)(b)              3,090,687      16,875,151
MainStay Growth Equity Fund
  Class I (a)                      1,047,262       8,734,162
MainStay ICAP Equity Fund
  Class I                            907,074      23,692,765
MainStay ICAP International
  Fund Class I                       744,348      17,328,420
MainStay MAP Fund Class I            731,759      16,815,830
MainStay Small Company Value
  Fund Class I                       341,833       3,654,197
MainStay VP Common Stock
  Portfolio
  Initial Class (a)                3,195,495      38,756,436
MainStay VP Developing Growth
  Portfolio Initial Class (a)        529,070       3,402,349
MainStay VP ICAP Select Equity
  Portfolio Initial Class (a)      2,649,490      23,953,440
MainStay VP International
  Equity Portfolio Initial
  Class (a)                        1,498,954      17,321,149
MainStay VP Large Cap Growth
  Portfolio Initial Class (a)      4,390,754      45,659,925
MainStay VP Mid Cap Core
  Portfolio
  Initial Class (a)                2,239,491      17,120,949
MainStay VP S&P 500 Index
  Portfolio
  Initial Class                       34,701         656,827
MainStay Value Fund Class I
  (a)                                200,395       2,432,790
                                               -------------
                                                 273,026,029
                                               -------------

FIXED INCOME FUNDS 20.2%
MainStay 130/30 High Yield
  Fund Class I (a)                 1,317,196      12,592,397
MainStay Institutional Bond
  Fund Class I                       386,808       3,848,737
MainStay VP Bond Portfolio
  Initial Class                    1,539,932      21,796,272
MainStay VP Floating Rate
  Portfolio
  Initial Class (a)                2,578,287      21,668,712
MainStay VP High Yield
  Corporate Bond Portfolio
  Initial Class                    1,084,085       9,035,512
                                               -------------
                                                  68,941,630
                                               -------------
Total Investments
  (Cost $427,599,501) (c)              100.0%    341,967,659
Liabilities in Excess of
  Cash and Other Assets                 (0.0)++      (97,245)
                                       -----    ------------
Net Assets                             100.0%  $ 341,870,414
                                       =====    ============





+    Percentages indicated are based on
     Portfolio net assets.
++   Less than one-tenth of a percent.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolios/Funds Share Class.
(b)  Non-income producing Underlying Fund.
(c)  At June 30, 2009, cost is $429,208,373
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  1,885,247
Gross unrealized depreciation       (89,125,961)
                                   ------------
Net unrealized depreciation        $(87,240,714)
                                   ============



The following is a list of the inputs used as of June 30, 2009 for valuing the portfolio's assets.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE     SIGNIFICANT
                                                 MARKETS FOR           OTHER      SIGNIFICANT
                                                   IDENTICAL      OBSERVABLE     UNOBSERVABLE
                                                      ASSETS          INPUTS           INPUTS
 DESCRIPTION                                       (LEVEL 1)       (LEVEL 2)        (LEVEL 3)           TOTAL
Affiliated Investment Companies
  Equity Funds                                  $273,026,029   $          --    $          --    $273,026,029
  Fixed Income Funds                              68,941,630              --               --      68,941,630
                                                ------------   -------------    -------------    ------------
TOTAL                                           $341,967,659             $--              $--    $341,967,659
                                                ============   =============    =============    ============




The Portfolio did not hold other financial instruments as of June 30, 2009.

At June 30, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



M-316    MainStay VP Moderate Growth Allocation Portfolio       The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $427,599,501)                 $341,967,659
Cash                                      259,806
Receivables:
  Fund shares sold                        175,897
Other assets                                4,180
                                     ------------
    Total assets                      342,407,542
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased         259,804
  Fund shares redeemed                    109,966
  Shareholder communication                66,401
  NYLIFE Distributors (See Note 3)         65,167
  Professional fees                        26,353
  Custodian                                 5,972
  Directors                                   597
Accrued expenses                            2,868
                                     ------------
    Total liabilities                     537,128
                                     ------------
Net assets                           $341,870,414
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    421,943
Additional paid-in capital            455,048,496
                                     ------------
                                      455,470,439
Accumulated undistributed net
  investment income                    10,947,489
Accumulated net realized loss on
  investments                         (38,915,672)
Net unrealized depreciation on
  investments                         (85,631,842)
                                     ------------
Net assets                           $341,870,414
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 24,840,553
                                     ============
Shares of capital stock outstanding     3,056,857
                                     ============
Net asset value per share
  outstanding                        $       8.13
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $317,029,861
                                     ============
Shares of capital stock outstanding    39,137,479
                                     ============
Net asset value per share
  outstanding                        $       8.10
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-317

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                       $  1,636,094
                                     ------------
EXPENSES:
  Distribution and service--Service
     Class (See Note 3)                   357,278
  Shareholder communication                31,760
  Professional fees                        30,058
  Directors                                 6,482
  Custodian                                 3,712
  Miscellaneous                            10,161
                                     ------------
     Total expenses                       439,451
                                     ------------
Net investment income                   1,196,643
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on affiliated
  investment company transactions     (37,705,384)
Net change in unrealized
  depreciation on investments          59,654,052
                                     ------------
Net realized and unrealized gain on
  investments                          21,948,668
                                     ------------
Net increase in net assets
  resulting from operations          $ 23,145,311
                                     ============






M-318    MainStay VP Moderate Growth Allocation Portfolio       The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  1,196,643   $   5,873,308
 Net realized gain (loss)
  from affiliated investment
  companies                     (37,705,384)      3,519,071
 Net change in unrealized
  appreciation (depreciation)
  on investments                 59,654,052    (151,894,384)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     23,145,311    (142,502,005)
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                        --        (156,487)
    Service Class                        --      (1,558,362)
                               ----------------------------
                                         --      (1,714,849)
                               ----------------------------
 From net realized gain on investments:
    Initial Class                        --        (417,048)
    Service Class                        --      (5,858,541)
                               ----------------------------
                                         --      (6,275,589)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                           --      (7,990,438)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         26,721,743     131,479,266
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                      --       7,990,438
 Cost of shares redeemed        (23,428,218)    (39,005,050)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions           3,293,525     100,464,654
                               ----------------------------
    Net increase (decrease)
     in net assets               26,438,836     (50,027,789)

NET ASSETS:
Beginning of period             315,431,578     365,459,367
                               ----------------------------
End of period                  $341,870,414   $ 315,431,578
                               ============================
Accumulated undistributed net
 investment income at end of
 period                        $ 10,947,489   $   9,750,846
                               ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-319

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                            --------------------------------------------------------
                                                                        FEBRUARY 13,
                                SIX MONTHS                                 2006**
                                   ENDED              YEAR ENDED           THROUGH
                                 JUNE 30,            DECEMBER 31,       DECEMBER 31,

                            --------------------------------------------------------
                                   2009*            2008       2007         2006
Net asset value at
  beginning of period             $  7.55         $ 11.51    $ 11.04       $ 10.00
                                  -------         -------    -------       -------
Net investment income                0.04 (a)        0.18 (a)   0.17          0.16 (a)
Net realized and
  unrealized gain (loss)
  on investments                     0.54           (3.92)      0.88          1.03
                                  -------         -------    -------       -------
Total from investment
  operations                         0.58           (3.74)      1.05          1.19
                                  -------         -------    -------       -------
Less dividends and
  distributions:
  From net investment
     income                            --           (0.06)     (0.22)        (0.10)
  From net realized gain
     on investments                    --           (0.16)     (0.36)        (0.05)
                                  -------         -------    -------       -------
Total dividends and
  distributions                        --           (0.22)     (0.58)        (0.15)
                                  -------         -------    -------       -------
Net asset value at end of
  period                          $  8.13         $  7.55    $ 11.51       $ 11.04
                                  =======         =======    =======       =======
Total investment return              7.68%(b)(d)   (32.49%)     9.40%        11.92%(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income              1.02%++         1.83%      1.78%         1.70%++
  Net expenses (c)                   0.05%++         0.06%      0.05%         0.13%++
  Expenses (before waiver)
     (c)                             0.05%++         0.06%      0.07%         0.13%++
Portfolio turnover rate                20%             43%        15%           46%
Net assets at end of
  period (in 000's)               $24,841         $21,525    $21,772       $10,468




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  In addition to the fees and expenses which the Portfolio bears directly, the
     Portfolio indirectly bears a pro-rata share of the fees and expenses of the
     Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-320    MainStay VP Moderate Growth Allocation Portfolio       The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                             SERVICE CLASS
      ----------------------------------------------------------
                                                    FEBRUARY 13,
          SIX MONTHS                                   2006**
             ENDED           YEAR ENDED DECEMBER       THROUGH
           JUNE 30,                  31,            DECEMBER 31,

      ----------------------------------------------------------
             2009*            2008        2007          2006
           $   7.53         $  11.49    $  11.03      $  10.00
           --------         --------    --------      --------
               0.03 (a)         0.16 (a)    0.14          0.13 (a)
               0.54            (3.92)       0.87          1.04
           --------         --------    --------      --------
               0.57            (3.76)       1.01          1.17
           --------         --------    --------      --------

                 --            (0.04)      (0.19)        (0.09)
                 --            (0.16)      (0.36)        (0.05)
           --------         --------    --------      --------
                 --            (0.20)      (0.55)        (0.14)
           --------         --------    --------      --------
           $   8.10         $   7.53    $  11.49      $  11.03
           ========         ========    ========      ========
               7.57%(b)(d)    (32.65%)      9.13%        11.69%(b)

               0.76%++          1.59%       1.54%         1.39%++
               0.30%++          0.31%       0.30%         0.38%++
               0.30%++          0.31%       0.32%         0.38%++
                 20%              43%         15%           46%
           $317,030         $293,907    $343,687      $163,754




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-321

MAINSTAY VP S&P 500 INDEX PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                 SIX       ONE       FIVE         TEN
TOTAL RETURNS                MONTHS     YEAR     YEARS(1)    YEARS(1)
---------------------------------------------------------------------
After Portfolio operating
  expenses                    3.14%    -26.20%     -2.42%     -2.44%




                                            (After Portfolio operating expenses)
(LINE GRAPH)

                                    MAINSTAY VP
                                      S&P 500        S&P 500(R)
                                  INDEX PORTFOLIO       INDEX
                                  ---------------    ----------
06/30/99                               10000            10000
                                       10683            10725
                                        9095             9134
                                        7431             7491
                                        7444             7510
                                        8832             8945
                                        9357             9511
                                       10156            10332
                                       12204            12459
                                       10587            10824
06/30/09                                7813             7987





SERVICE CLASS(2)                                                 AS OF  6/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                 SIX       ONE       FIVE         TEN
TOTAL RETURNS                MONTHS     YEAR     YEARS(1)    YEARS(1)
---------------------------------------------------------------------
After Portfolio operating
  expenses                    3.01%    -26.38%     -2.67%     -2.68%




                                            (After Portfolio operating expenses)
(LINE GRAPH)

                                    MAINSTAY VP
                                      S&P 500        S&P 500(R)
                                  INDEX PORTFOLIO       INDEX
                                  ---------------    ----------
06/30/99                               10000            10000
                                       10656            10725
                                        9050             9134
                                        7376             7491
                                        7371             7510
                                        8724             8945
                                        9219             9511
                                        9978            10332
                                       11961            12459
                                       10350            10824
06/30/09                                7619             7987





 BENCHMARK PERFORMANCE                               SIX           ONE          FIVE           TEN
                                                   MONTHS         YEAR          YEARS         YEARS
S&P 500(R) Index(3)                                 3.16%        -26.21%        -2.24%        -2.22%
Average Lipper Variable Products S&P 500
Index Objective Portfolio(4)                        3.06         -26.39         -2.57         -2.54



1. Performance figures shown for the five-year and ten-year periods ended June 30, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been -2.47% and -2.46% for Initial Class shares and -2.70% and -2.69% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The average Lipper variable products S&P 500 index objective portfolio is representative of passively managed limited-expense (management fee no higher than 0.50%) portfolios designed to replicate the performance of the S&P 500(R) Index on a reinvested basis. Lipper Inc. is an independent monitor of fund performance.



M-322    MainStay VP S&P 500 Index Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP S&P 500 INDEX PORTFOLIO --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2009, to June 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2009, to June 30, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/09         6/30/09       PERIOD(1)         6/30/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,031.40        $1.56          $1,023.30         $1.56
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,030.10        $2.82          $1,022.00         $2.81
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.31% for Initial Class and 0.56% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-323

INDUSTRY COMPOSITION AS OF JUNE 30, 2009


Oil, Gas & Consumable Fuels            10.2%
Pharmaceuticals                         7.2
Computers & Peripherals                 5.2
Software                                4.1
Diversified Financial Services          3.7
Diversified Telecommunication
  Services                              3.1
Capital Markets                         2.9
Food & Staples Retailing                2.9
Aerospace & Defense                     2.7
Commercial Banks                        2.6
Communications Equipment                2.6
Household Products                      2.6
Beverages                               2.5
Media                                   2.5
Semiconductors & Semiconductor
  Equipment                             2.4
Electric Utilities                      2.3
Insurance                               2.3
Health Care Providers & Services        2.1
Health Care Equipment & Supplies        2.0
Industrial Conglomerates                2.0
Specialty Retail                        1.9
Biotechnology                           1.8
Internet Software & Services            1.8
Chemicals                               1.7
Energy Equipment & Services             1.7
Food Products                           1.7
Tobacco                                 1.6
Hotels, Restaurants & Leisure           1.5
Machinery                               1.4
Multi-Utilities                         1.4
Air Freight & Logistics                 1.0
IT Services                             1.0
Metals & Mining                         0.9
Real Estate Investment Trusts           0.9
Road & Rail                             0.9
Multiline Retail                        0.8
Consumer Finance                        0.6
Commercial Services & Supplies          0.5
Electronic Equipment & Instruments      0.5
Electrical Equipment                    0.4
Internet & Catalog Retail               0.4
Life Sciences Tools & Services          0.4
Textiles, Apparel & Luxury Goods        0.4
Wireless Telecommunication Services     0.4
Automobiles                             0.3
Household Durables                      0.3
Auto Components                         0.2
Construction & Engineering              0.2
Containers & Packaging                  0.2
Diversified Consumer Services           0.2
Independent Power Producers & Energy
  Traders                               0.2
Paper & Forest Products                 0.2
Personal Products                       0.2
Professional Services                   0.2
Airlines                                0.1
Construction Materials                  0.1
Distributors                            0.1
Gas Utilities                           0.1
Leisure Equipment & Products            0.1
Office Electronics                      0.1
Thrifts & Mortgage Finance              0.1
Trading Companies & Distributors        0.1
Building Products                       0.0++
Health Care Technology                  0.0++
Real Estate Management & Development    0.0++
Short-Term Investments                  3.5
Futures Contracts                      -0.1
Cash and Other Assets Less
  Liabilities                           0.1
                                      -----
                                      100.0%
                                      =====



 See Portfolio of Investments on page M-327 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF JUNE 30, 2009 (EXCLUDING SHORT-TERM INVESTMENTS)


    1.  ExxonMobil Corp.
    2.  Microsoft Corp.
    3.  Johnson & Johnson
    4.  Procter & Gamble Co. (The)
    5.  AT&T, Inc.
    6.  International Business Machines Corp.
    7.  JPMorgan Chase & Co.
    8.  Chevron Corp.
    9.  Apple, Inc.
   10.  General Electric Co.






M-324    MainStay VP S&P 500 Index Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER FRANCIS J. OK OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP S&P 500 INDEX PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2009?

For the six months ended June 30, 2009, MainStay VP S&P 500 Index Portfolio returned 3.14% for Initial Class shares and 3.01% for Service Class shares. Over the same period, Initial Class shares outperformed and Service Class shares underperformed the 3.06% return of the average Lipper(1) Variable Products S&P 500 Index Objective Portfolio. Both share classes underperformed the 3.16% return of the S&P 500(R) Index for the six months ended June 30, 2009. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

DURING THE REPORTING PERIOD, WHICH S&P 500(R) INDEX INDUSTRY GROUPS HAD THE HIGHEST TOTAL RETURNS AND WHICH INDUSTRY GROUPS HAD THE LOWEST TOTAL RETURNS?

On the basis of total returns, the strongest-performing S&P 500(R) industry groups during the first six months of 2009 were automobiles & components, technology hardware & equipment and software & services. The industry groups with the lowest total returns for the reporting period were banks, real estate and insurance.

DURING THE SIX MONTHS ENDED JUNE 30, 2009, WHICH INDUSTRY GROUPS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH INDUSTRY GROUPS WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into account, the industry groups that made the greatest positive contributions to the Portfolio's performance during the reporting period were technology hardware & equipment, software & services and diversified financials. Over the same period, the industry groups that made the weakest contributions to the Portfolio's performance were capital goods; banks; and pharmaceuticals, biotechnology & life sciences.

DURING THE REPORTING PERIOD, WHICH STOCKS IN THE S&P 500(R) HAD THE HIGHEST TOTAL RETURNS AND WHICH S&P 500(R) STOCKS HAD THE LOWEST TOTAL RETURNS?

For the six months ended June 30, 2009, the S&P 500(R) stocks with the highest total returns were insurance company XL Capital Ltd., automaker Ford Motor Co. and wireless telecommunication services company Sprint Nextel.

Over the same period, the S&P 500(R) stocks with the lowest total returns were commercial bank Marshall & Ilsley, capital markets company American Capital Strategies, Ltd., and automaker General Motors.

WHICH S&P 500(R) STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS WERE THE GREATEST DETRACTORS?

In terms of impact, which takes total returns and weightings into account, the strongest contributors to the Portfolio's performance were computers & peripherals company Apple, commercial bank holding company Goldman Sachs Group and software giant Microsoft.

Over the same period, the S&P 500(R) stocks that made the weakest contributions to the Portfolio's performance were household products company Procter & Gamble, industrial conglomerate General Electric and oil, gas & consumable fuels company ExxonMobil.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Index portfolios generally seek to reflect the performance of an index or an allocation among indices, unlike other portfolios, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Portfolio seeks to track the performance and weightings of the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization or face financial difficulties. In addition, Standard & Poor's may occasionally adjust the Index to better reflect the companies that Standard & Poor's believes are most representative of the makeup of the U.S. economy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-325

WERE THERE ANY CHANGES TO THE S&P 500(R) INDEX DURING 2009?

During the first six months of 2009, there were 14 additions to and 14 deletions from the S&P 500(R) Index. In terms of size, significant additions to the Index included data storage device manufacturer Western Digital and specialty retailer O'Reilly Automotive. Significant deletions included health care equipment & supplies company Covidien Ltd. and industrial conglomerate Tyco International Ltd.


----------
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-326    MainStay VP S&P 500 Index Portfolio

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2009 UNAUDITED



                                          SHARES          VALUE
COMMON STOCKS 96.5%+
----------------------------------------------------------------

AEROSPACE & DEFENSE 2.7%
Boeing Co. (The)                          69,536   $   2,955,280
General Dynamics Corp.                    36,892       2,043,448
Goodrich Corp.                            11,770         588,147
Honeywell International, Inc.             70,989       2,229,054
ITT Corp.                                 17,362         772,609
L-3 Communications Holdings,
  Inc.                                    11,123         771,714
Lockheed Martin Corp.                     31,175       2,514,264
Northrop Grumman Corp.                    31,260       1,427,957
Precision Castparts Corp.                 13,330         973,490
Raytheon Co.                              37,608       1,670,923
Rockwell Collins, Inc.                    15,136         631,625
United Technologies Corp.                 90,181       4,685,805
                                                   -------------
                                                      21,264,316
                                                   -------------

AIR FREIGHT & LOGISTICS 1.0%
C.H. Robinson Worldwide,
  Inc.                                    16,178         843,683
Expeditors International of
  Washington, Inc.                        20,275         675,968
FedEx Corp.                               29,759       1,655,196
United Parcel Service, Inc.
  Class B                                 95,153       4,756,698
                                                   -------------
                                                       7,931,545
                                                   -------------

AIRLINES 0.1%
Southwest Airlines Co.                    70,727         475,993
                                                   -------------


AUTO COMPONENTS 0.2%
Goodyear Tire & Rubber Co.
  (The) (a)                               24,441         275,206
Johnson Controls, Inc.                    56,811       1,233,935
                                                   -------------
                                                       1,509,141
                                                   -------------

AUTOMOBILES 0.3%
Ford Motor Co. (a)                       307,132       1,864,291
Harley-Davidson, Inc.                     22,261         360,851
                                                   -------------
                                                       2,225,142
                                                   -------------

BEVERAGES 2.5%
Brown-Forman Corp. Class B                 9,377         403,023
Coca-Cola Co. (The)                      190,237       9,129,474
Coca-Cola Enterprises, Inc.               30,324         504,895
Constellation Brands, Inc.
  Class A (a)                             18,612         236,000
Dr. Pepper Snapple Group,
  Inc. (a)                                24,256         513,985
Molson Coors Brewing Co.
  Class B                                 14,231         602,398
Pepsi Bottling Group, Inc.
  (The)                                   12,921         437,247
PepsiCo, Inc.                            148,718       8,173,541
                                                   -------------
                                                      20,000,563
                                                   -------------

BIOTECHNOLOGY 1.8%
Amgen, Inc. (a)                           96,615       5,114,798
Biogen Idec, Inc. (a)                     27,538       1,243,341
Celgene Corp. (a)                         43,809       2,095,823
Cephalon, Inc. (a)                         7,045         399,099
Genzyme Corp. (a)                         25,865       1,439,904
Gilead Sciences, Inc. (a)                 86,501       4,051,707
                                                   -------------
                                                      14,344,672
                                                   -------------

BUILDING PRODUCTS 0.0%++
Masco Corp.                               34,411         329,657
                                                   -------------


CAPITAL MARKETS 2.9%
Ameriprise Financial, Inc.                24,319         590,222
Bank of New York Mellon Corp.
  (The)                                  114,087       3,343,890
Charles Schwab Corp. (The)                89,466       1,569,234
E*TRADE Financial Corp. (a)               96,121         123,035
Federated Investors, Inc.
  Class B                                  8,651         208,403
Franklin Resources, Inc.                  14,462       1,041,409
Goldman Sachs Group, Inc.
  (The)                                   48,085       7,089,652
Invesco, Ltd.                             38,849         692,289
Janus Capital Group, Inc.                 15,098         172,117
Legg Mason, Inc.                          14,116         344,148
Morgan Stanley                           128,997       3,677,704
Northern Trust Corp.                      22,836       1,225,837
State Street Corp.                        47,120       2,224,064
T. Rowe Price Group, Inc.                 24,706       1,029,499
                                                   -------------
                                                      23,331,503
                                                   -------------

CHEMICALS 1.7%
Air Products & Chemicals,
  Inc.                                    20,037       1,294,190
CF Industries Holdings, Inc.               4,639         343,935
Dow Chemical Co. (The)                   102,679       1,657,239
E.I. du Pont de Nemours & Co.             86,277       2,210,417
Eastman Chemical Co.                       6,936         262,874
Ecolab, Inc.                              16,030         625,010
International Flavors &
  Fragrances, Inc.                         7,519         246,022
Monsanto Co.                              52,083       3,871,850
PPG Industries, Inc.                      15,701         689,274
Praxair, Inc.                             29,487       2,095,641
Sigma-Aldrich Corp.                       11,986         594,026
                                                   -------------
                                                      13,890,478
                                                   -------------

COMMERCIAL BANKS 2.6%
BB&T Corp.                                61,736       1,356,957
Comerica, Inc.                            14,388         304,306
Fifth Third Bancorp                       70,134         497,951
First Horizon National Corp.              20,834         250,008
Huntington Bancshares, Inc.               51,878         216,850
KeyCorp                                   67,560         354,014


+  Percentages indicated are based on portfolio net assets.
V Among the Portfolio's 10 largest holdings, as Portfolio of June 30, 2009, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-327


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
M&T Bank Corp.                             7,807   $     397,611
Marshall & Ilsley Corp.                   33,624         161,395
PNC Financial Services Group,
  Inc.                                    43,926       1,704,768
Regions Financial Corp.                  110,230         445,329
SunTrust Banks, Inc.                      44,353         729,607
U.S. Bancorp                             181,002       3,243,556
Wells Fargo & Co.                        444,344      10,779,786
Zions Bancorp                             11,601         134,108
                                                   -------------
                                                      20,576,246
                                                   -------------

COMMERCIAL SERVICES & SUPPLIES 0.5%
Avery Dennison Corp.                      10,162         260,960
Cintas Corp.                              12,563         286,939
Iron Mountain, Inc. (a)                   17,161         493,379
Pitney Bowes, Inc.                        19,709         432,218
R.R. Donnelley & Sons Co.                 19,601         227,764
Republic Services, Inc.                   30,696         749,289
Stericycle, Inc. (a)                       8,182         421,618
Waste Management, Inc.                    46,905       1,320,845
                                                   -------------
                                                       4,193,012
                                                   -------------

COMMUNICATIONS EQUIPMENT 2.6%
Ciena Corp. (a)                            8,397          86,909
Cisco Systems, Inc. (a)                  550,455      10,260,481
Harris Corp.                              12,869         364,965
JDS Uniphase Corp. (a)                    23,000         131,560
Juniper Networks, Inc. (a)                50,479       1,191,304
Motorola, Inc.                           216,692       1,436,668
QUALCOMM, Inc.                           157,620       7,124,424
Tellabs, Inc. (a)                         39,733         227,670
                                                   -------------
                                                      20,823,981
                                                   -------------


COMPUTERS & PERIPHERALS 5.2%
 v  Apple, Inc. (a)                       85,100      12,120,793
Dell, Inc. (a)                           165,462       2,271,793
EMC Corp. (a)                            192,545       2,522,340
Hewlett-Packard Co.                      227,732       8,801,842
 v  International Business
  Machines Corp.                         126,107      13,168,093
Lexmark International, Inc.
  Class A (a)                              7,851         124,438
NetApp, Inc. (a)                          31,568         622,521
QLogic Corp. (a)                          11,592         146,987
SanDisk Corp. (a)                         21,612         317,480
Sun Microsystems, Inc. (a)                70,618         651,098
Teradata Corp. (a)                        16,828         394,280
Western Digital Corp. (a)                 21,270         563,655
                                                   -------------
                                                      41,705,320
                                                   -------------

CONSTRUCTION & ENGINEERING 0.2%
Fluor Corp.                               17,354         890,087
Jacobs Engineering Group,
  Inc. (a)                                11,748         494,473
Quanta Services, Inc. (a)                 18,617         430,611
                                                   -------------
                                                       1,815,171
                                                   -------------

CONSTRUCTION MATERIALS 0.1%
Vulcan Materials Co.                      11,630         501,253
                                                   -------------

CONSUMER FINANCE 0.6%

American Express Co.                     113,321       2,633,580
Capital One Financial Corp.               42,794         936,333
Discover Financial Services               45,886         471,249
SLM Corp. (a)                             46,638         478,972
                                                   -------------
                                                       4,520,134
                                                   -------------

CONTAINERS & PACKAGING 0.2%
Ball Corp.                                 9,044         408,427
Bemis Co., Inc.                            9,530         240,156
Owens-Illinois, Inc. (a)                  15,968         447,263
Pactiv Corp. (a)                          13,091         284,075
Sealed Air Corp.                          15,095         278,503
                                                   -------------
                                                       1,658,424
                                                   -------------

DISTRIBUTORS 0.1%
Genuine Parts Co.                         15,244         511,589
                                                   -------------

DIVERSIFIED CONSUMER SERVICES 0.2%

Apollo Group, Inc. Class A
  (a)                                     10,187         724,499
DeVry, Inc.                                5,873         293,885
H&R Block, Inc.                           32,408         558,390
                                                   -------------
                                                       1,576,774
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 3.7%
Bank of America Corp.                    771,816      10,187,971
CIT Group, Inc.                           36,239          77,914
Citigroup, Inc.                          521,047       1,547,510
CME Group, Inc.                            6,333       1,970,260
IntercontinentalExchange,
  Inc. (a)                                 6,907         789,056
 v  JPMorgan Chase & Co.                 372,305      12,699,323
Leucadia National Corp. (a)               17,646         372,154
Moody's Corp.                             18,572         489,372
NASDAQ OMX Group, Inc.
  (The)(a)                                13,016         277,371
NYSE Euronext                             25,337         690,433
                                                   -------------
                                                      29,101,364
                                                   -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 3.1%
 v  AT&T, Inc.                           563,159      13,988,870
CenturyTel, Inc.                           9,574         293,922
Embarq Corp.                              13,590         571,595
Frontier Communications Corp.             29,766         212,529
Qwest Communications
  International, Inc.                    140,068         581,282



M-328    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Verizon Communications, Inc.             271,587   $   8,345,869
Windstream Corp.                          42,015         351,245
                                                   -------------
                                                      24,345,312
                                                   -------------

ELECTRIC UTILITIES 2.3%
Allegheny Energy, Inc.                    16,164         414,607
American Electric Power Co.,
  Inc.                                    45,499       1,314,466
Duke Energy Corp.                        122,687       1,790,003
Edison International                      31,152         980,042
Entergy Corp.                             18,715       1,450,787
Exelon Corp.                              62,906       3,221,416
FirstEnergy Corp.                         29,146       1,129,407
FPL Group, Inc.                           39,080       2,222,089
Northeast Utilities                       16,507         368,271
Pepco Holdings, Inc.                      20,672         277,832
Pinnacle West Capital Corp.                9,981         300,927
PPL Corp.                                 35,855       1,181,781
Progress Energy, Inc.                     26,529       1,003,592
Southern Co. (The)                        74,060       2,307,710
                                                   -------------
                                                      17,962,930
                                                   -------------

ELECTRICAL EQUIPMENT 0.4%
Cooper Industries, Ltd. Class
  A                                       16,003         496,893
Emerson Electric Co.                      72,260       2,341,224
Rockwell Automation, Inc.                 13,529         434,552
                                                   -------------
                                                       3,272,669
                                                   -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.5%
Agilent Technologies, Inc.
  (a)                                     33,465         679,674
Amphenol Corp. Class A                    16,807         531,773
Corning, Inc.                            148,614       2,386,741
FLIR Systems, Inc. (a)                    14,441         325,789
Jabil Circuit, Inc.                       20,980         155,672
Molex, Inc.                               14,162         220,219
                                                   -------------
                                                       4,299,868
                                                   -------------

ENERGY EQUIPMENT & SERVICES 1.7%
Baker Hughes, Inc.                        29,404       1,071,482
BJ Services Co.                           27,912         380,441
Cameron International Corp.
  (a)                                     20,989         593,989
Diamond Offshore Drilling,
  Inc.                                     6,645         551,867
ENSCO International, Inc.                 13,560         472,837
FMC Technologies, Inc. (a)                12,011         451,373
Halliburton Co.                           85,455       1,768,918
Nabors Industries, Ltd. (a)               27,209         423,916
National Oilwell Varco, Inc.
  (a)                                     39,902       1,303,199
Rowan Cos., Inc.                          11,402         220,287
Schlumberger, Ltd.                       114,369       6,188,507
Smith International, Inc.                 20,925         538,819
                                                   -------------
                                                      13,965,635
                                                   -------------

FOOD & STAPLES RETAILING 2.9%
Costco Wholesale Corp.                    41,274       1,886,222
CVS Caremark Corp.                       139,522       4,446,566
Kroger Co. (The)                          62,385       1,375,589
Safeway, Inc.                             40,989         834,946
SUPERVALU, Inc.                           20,246         262,186
Sysco Corp.                               56,426       1,268,456
Wal-Mart Stores, Inc.                    212,973      10,316,412
Walgreen Co.                              94,646       2,782,592
Whole Foods Market, Inc.                  14,169         268,928
                                                   -------------
                                                      23,441,897
                                                   -------------

FOOD PRODUCTS 1.7%
Archer-Daniels-Midland Co.                61,333       1,641,884
Campbell Soup Co.                         19,671         578,721
ConAgra Foods, Inc.                       42,747         814,758
Dean Foods Co. (a)                        16,899         324,292
General Mills, Inc.                       31,377       1,757,740
H.J. Heinz Co.                            30,065       1,073,320
Hershey Co. (The)                         15,858         570,888
Hormel Foods Corp.                         6,774         233,974
J.M. Smucker Co. (The)                    11,324         551,026
Kellogg Co.                               24,087       1,121,732
Kraft Foods, Inc. Class A                140,468       3,559,459
McCormick & Co., Inc.                     12,429         404,315
Sara Lee Corp.                            67,590         659,678
Tyson Foods, Inc. Class A                 28,885         364,240
                                                   -------------
                                                      13,656,027
                                                   -------------

GAS UTILITIES 0.1%
EQT Corp.                                 12,511         436,759
Nicor, Inc.                                4,468         154,682
Questar Corp.                             16,583         515,068
                                                   -------------
                                                       1,106,509
                                                   -------------

HEALTH CARE EQUIPMENT & SUPPLIES 2.0%
Baxter International, Inc.                57,740       3,057,911
Becton, Dickinson & Co.                   22,907       1,633,498
Boston Scientific Corp. (a)              143,565       1,455,749
C.R. Bard, Inc.                            9,485         706,158
DENTSPLY International, Inc.              14,242         434,666
Hospira, Inc. (a)                         15,260         587,815
Intuitive Surgical, Inc. (a)               3,613         591,304
Medtronic, Inc.                          106,917       3,730,334
St. Jude Medical, Inc. (a)                32,908       1,352,519
Stryker Corp.                             23,161         920,418
Varian Medical Systems, Inc.
  (a)                                     11,880         417,463
Zimmer Holdings, Inc. (a)                 20,528         874,493
                                                   -------------
                                                      15,762,328
                                                   -------------

HEALTH CARE PROVIDERS & SERVICES 2.1%
Aetna, Inc.                               42,650       1,068,382
AmerisourceBergen Corp.                   28,820         511,267


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-329


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Cardinal Health, Inc.                     34,384   $   1,050,431
CIGNA Corp.                               26,280         633,085
Coventry Health Care, Inc.
  (a)                                     15,143         283,326
DaVita, Inc. (a)                           9,925         490,891
Express Scripts, Inc. (a)                 24,534       1,686,712
Humana, Inc. (a)                          16,131         520,386
Laboratory Corp. of America
  Holdings (a)                            10,326         700,000
McKesson Corp.                            25,903       1,139,732
Medco Health Solutions, Inc.
  (a)                                     46,035       2,099,656
Patterson Cos., Inc. (a)                   9,141         198,360
Quest Diagnostics, Inc.                   14,330         808,642
Tenet Healthcare Corp. (a)                41,632         117,402
UnitedHealth Group, Inc.                 113,520       2,835,730
WellPoint, Inc. (a)                       46,251       2,353,713
                                                   -------------
                                                      16,497,715
                                                   -------------

HEALTH CARE TECHNOLOGY 0.0%++
IMS Health, Inc.                          17,389         220,840
                                                   -------------


HOTELS, RESTAURANTS & LEISURE 1.5%
Carnival Corp.                            41,783       1,076,748
Darden Restaurants, Inc.                  13,264         437,447
International Game Technology             28,177         448,014
Marriott International, Inc.
  Class A                                 28,141         621,082
McDonald's Corp.                         105,287       6,052,950
Starbucks Corp. (a)                       70,323         976,786
Starwood Hotels & Resorts
  Worldwide, Inc.                         17,500         388,500
Wyndham Worldwide Corp.                   18,492         224,123
Wynn Resorts, Ltd. (a)                     6,076         214,483
Yum! Brands, Inc.                         44,227       1,474,528
                                                   -------------
                                                      11,914,661
                                                   -------------

HOUSEHOLD DURABLES 0.3%
Black & Decker Corp.                       5,746         164,680
Centex Corp.                              11,837         100,141
D.R. Horton, Inc.                         27,277         255,313
Fortune Brands, Inc.                      14,333         497,928
Harman International
  Industries, Inc.                         5,784         108,739
KB Home                                    7,782         106,458
Leggett & Platt, Inc.                     15,710         239,263
Lennar Corp. Class A                      13,692         132,676
Newell Rubbermaid, Inc.                   27,679         288,138
Pulte Homes, Inc.                         21,148         186,737
Snap-on, Inc.                              5,657         162,582
Stanley Works (The)                        7,534         254,951
Whirlpool Corp.                            7,028         299,112
                                                   -------------
                                                       2,796,718
                                                   -------------

HOUSEHOLD PRODUCTS 2.6%
Clorox Co. (The)                          13,263         740,473
Colgate-Palmolive Co.                     47,905       3,388,800
Kimberly-Clark Corp.                      39,561       2,074,183
 v  Procter & Gamble Co.
  (The)                                  278,163      14,214,129
                                                   -------------
                                                      20,417,585
                                                   -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.2%
AES Corp. (The) (a)                       64,323         746,790
Constellation Energy Group,
  Inc.                                    19,043         506,163
Dynegy, Inc. Class A (a)                  50,196         113,945
                                                   -------------
                                                       1,366,898
                                                   -------------

INDUSTRIAL CONGLOMERATES 2.0%
3M Co.                                    66,255       3,981,925
 v  General Electric Co.               1,009,144      11,827,168
Textron, Inc.                             24,910         240,631
                                                   -------------
                                                      16,049,724
                                                   -------------

INSURANCE 2.3%
Aflac, Inc.                               44,567       1,385,588
Allstate Corp. (The)                      51,245       1,250,378
American International Group,
  Inc.                                   257,125         298,265
Aon Corp.                                 26,417       1,000,412
Assurant, Inc.                            11,246         270,916
Chubb Corp. (The)                         34,010       1,356,319
Cincinnati Financial Corp.                15,526         347,006
Genworth Financial, Inc.
  Class A                                 43,288         302,583
Hartford Financial Services
  Group, Inc. (The)                       30,294         359,590
Lincoln National Corp.                    28,257         486,303
Loews Corp.                               34,608         948,259
Marsh & McLennan Cos., Inc.               49,153         989,450
MBIA, Inc. (a)                            16,354          70,813
MetLife, Inc.                             78,419       2,353,354
Principal Financial Group,
  Inc.                                    29,643         558,474
Progressive Corp. (The) (a)               64,599         976,091
Prudential Financial, Inc.                44,173       1,644,119
Torchmark Corp.                            7,896         292,468
Travelers Cos., Inc. (The)                55,888       2,293,643
Unum Group                                31,659         502,112
XL Capital, Ltd. Class A                  32,771         375,556
                                                   -------------
                                                      18,061,699
                                                   -------------

INTERNET & CATALOG RETAIL 0.4%
Amazon.com, Inc. (a)                      30,751       2,572,629
Expedia, Inc. (a)                         20,883         315,542
                                                   -------------
                                                       2,888,171
                                                   -------------

INTERNET SOFTWARE & SERVICES 1.8%
Akamai Technologies, Inc. (a)             16,595         318,292
eBay, Inc. (a)                           102,558       1,756,819
Google, Inc. Class A (a)                  22,898       9,653,568



M-330    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
INTERNET SOFTWARE & SERVICES (CONTINUED)
VeriSign, Inc. (a)                        18,552   $     342,841
Yahoo!, Inc. (a)                         132,684       2,077,831
                                                   -------------
                                                      14,149,351
                                                   -------------

IT SERVICES 1.0%
Affiliated Computer Services,
  Inc. Class A (a)                         9,327         414,305
Automatic Data Processing,
  Inc.                                    47,874       1,696,655
Cognizant Technology
  Solutions Corp. Class A (a)             27,841         743,355
Computer Sciences Corp. (a)               14,484         641,641
Convergys Corp. (a)                       12,382         114,905
Fidelity National Information
  Services, Inc.                          18,166         362,593
Fiserv, Inc. (a)                          14,849         678,599
Mastercard, Inc. Class A                   6,920       1,157,785
Paychex, Inc.                             30,702         773,690
Total System Services, Inc.               18,819         251,987
Western Union Co. (The)                   66,927       1,097,603
                                                   -------------
                                                       7,933,118
                                                   -------------

LEISURE EQUIPMENT & PRODUCTS 0.1%
Eastman Kodak Co.                         28,877          85,476
Hasbro, Inc.                              11,845         287,123
Mattel, Inc.                              34,271         550,049
                                                   -------------
                                                         922,648
                                                   -------------

LIFE SCIENCES TOOLS & SERVICES 0.4%
Life Technologies Corp. (a)               16,499         688,339
Millipore Corp. (a)                        5,282         370,849
PerkinElmer, Inc.                         11,950         207,930
Thermo Fisher Scientific,
  Inc. (a)                                40,178       1,638,057
Waters Corp. (a)                           9,400         483,818
                                                   -------------
                                                       3,388,993
                                                   -------------

MACHINERY 1.4%
Caterpillar, Inc.                         57,677       1,905,648
Cummins, Inc.                             19,254         677,933
Danaher Corp.                             24,447       1,509,358
Deere & Co.                               40,390       1,613,581
Dover Corp.                               17,781         588,373
Eaton Corp.                               15,767         703,366
Flowserve Corp.                            5,406         377,393
Illinois Tool Works, Inc.                 36,785       1,373,552
Ingersoll-Rand Co., Ltd.
  Class A                                  4,572          95,555
Manitowoc Co., Inc. (The)                 13,246          69,674
PACCAR, Inc.                              34,677       1,127,349
Pall Corp.                                11,290         299,862
Parker Hannifin Corp.                     15,408         661,928
                                                   -------------
                                                      11,003,572
                                                   -------------

MEDIA 2.5%
CBS Corp. Class B                         65,009         449,862
Comcast Corp. Class A                    275,344       3,989,734
DIRECTV Group, Inc. (The)(a)              50,708       1,252,995
Gannett Co., Inc.                         22,847          81,564
Interpublic Group of Cos.,
  Inc. (The) (a)                          47,077         237,739
McGraw-Hill Cos., Inc. (The)              30,070         905,408
Meredith Corp.                             3,880          99,134
New York Times Co. (The)
  Class A                                 11,688          64,401
News Corp. Class A                       219,903       2,003,316
Omnicom Group, Inc.                       29,717         938,463
Scripps Networks Interactive
  Class A                                  8,611         239,644
Time Warner Cable, Inc.                   33,734       1,068,356
Time Warner, Inc.                        114,336       2,880,124
Viacom, Inc. Class B (a)                  58,661       1,331,605
Walt Disney Co. (The)                    176,982       4,128,990
Washington Post Co. Class B                  573         201,799
                                                   -------------
                                                      19,873,134
                                                   -------------

METALS & MINING 0.9%
AK Steel Holding Corp.                    11,303         216,905
Alcoa, Inc.                               92,980         960,483
Allegheny Technologies, Inc.               9,685         338,297
Freeport-McMoRan Copper &
  Gold, Inc. Class B                      39,319       1,970,275
Newmont Mining Corp.                      46,847       1,914,637
Nucor Corp.                               30,018       1,333,700
Titanium Metals Corp.                      8,559          78,657
United States Steel Corp.                 13,388         478,487
                                                   -------------
                                                       7,291,441
                                                   -------------

MULTI-UTILITIES 1.4%
Ameren Corp.                              20,218         503,226
CenterPoint Energy, Inc.                  32,906         364,599
CMS Energy Corp.                          22,108         267,065
Consolidated Edison, Inc.                 26,163         979,020
Dominion Resources, Inc.                  56,303       1,881,646
DTE Energy Corp.                          15,587         498,784
Integrys Energy Group, Inc.                7,577         227,234
NiSource, Inc.                            27,232         317,525
PG&E Corp.                                35,027       1,346,438
Public Service Enterprise
  Group, Inc.                             48,389       1,578,933
SCANA Corp.                               11,236         364,833
Sempra Energy                             23,294       1,156,081
TECO Energy, Inc.                         20,841         248,633
Wisconsin Energy Corp.                    11,179         455,097
Xcel Energy, Inc.                         42,935         790,433
                                                   -------------
                                                      10,979,547
                                                   -------------

MULTILINE RETAIL 0.8%
Big Lots, Inc. (a)                         8,295         174,444
Family Dollar Stores, Inc.                13,359         378,060
J.C. Penney Co., Inc.                     21,244         609,915


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-331


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
MULTILINE RETAIL (CONTINUED)
Kohl's Corp. (a)                          29,135   $   1,245,521
Macy's, Inc.                              40,211         472,881
Nordstrom, Inc.                           15,239         303,104
Sears Holdings Corp. (a)                   5,320         353,886
Target Corp.                              71,976       2,840,893
                                                   -------------
                                                       6,378,704
                                                   -------------

OFFICE ELECTRONICS 0.1%
Xerox Corp.                               82,763         536,304
                                                   -------------


OIL, GAS & CONSUMABLE FUELS 10.2%
Anadarko Petroleum Corp.                  47,640       2,162,380
Apache Corp.                              31,999       2,308,728
Cabot Oil & Gas Corp.                      9,882         302,784
Chesapeake Energy Corp.                   53,875       1,068,341
 v  Chevron Corp.                        191,554      12,690,453
ConocoPhillips                           141,665       5,958,430
CONSOL Energy, Inc.                       17,324         588,323
Denbury Resources, Inc. (a)               23,774         350,191
Devon Energy Corp.                        42,242       2,302,189
El Paso Corp.                             67,044         618,816
EOG Resources, Inc.                       23,863       1,620,775
 v  ExxonMobil Corp.                     465,693      32,556,598
Hess Corp.                                27,123       1,457,861
Marathon Oil Corp.                        67,462       2,032,630
Massey Energy Co.                          8,043         157,160
Murphy Oil Corp.                          18,213         989,330
Noble Energy, Inc.                        16,517         974,008
Occidental Petroleum Corp.                77,435       5,095,997
Peabody Energy Corp.                      25,494         768,899
Pioneer Natural Resources Co.             11,253         286,952
Range Resources Corp.                     14,852         615,021
Southwestern Energy Co. (a)               32,827       1,275,329
Spectra Energy Corp.                      61,669       1,043,439
Sunoco, Inc.                              11,174         259,237
Tesoro Corp.                              13,867         176,527
Valero Energy Corp.                       53,099         896,842
Williams Cos., Inc.                       55,329         863,686
XTO Energy, Inc.                          55,151       2,103,459
                                                   -------------
                                                      81,524,385
                                                   -------------

PAPER & FOREST PRODUCTS 0.2%
International Paper Co.                   40,880         618,514
MeadWestvaco Corp.                        16,332         268,008
Weyerhaeuser Co.                          20,202         614,747
                                                   -------------
                                                       1,501,269
                                                   -------------

PERSONAL PRODUCTS 0.2%
Avon Products, Inc.                       40,760       1,050,793
Estee Lauder Cos., Inc. (The)
  Class A                                 11,078         361,918
                                                   -------------
                                                       1,412,711
                                                   -------------

PHARMACEUTICALS 7.2%
Abbott Laboratories                      147,675       6,946,632
Allergan, Inc.                            29,402       1,398,947
Bristol-Myers Squibb Co.                 189,277       3,844,216
Eli Lilly & Co.                           96,925       3,357,482
Forest Laboratories, Inc. (a)             28,816         723,570
 v  Johnson & Johnson                    262,976      14,937,037
King Pharmaceuticals, Inc.
  (a)                                     24,219         233,229
Merck & Co., Inc.                        201,240       5,626,670
Mylan, Inc. (a)                           29,133         380,186
Pfizer, Inc.                             644,712       9,670,680
Schering-Plough Corp.                    155,428       3,904,351
Watson Pharmaceuticals, Inc.
  (a)                                     10,206         343,840
Wyeth                                    127,307       5,778,465
                                                   -------------
                                                      57,145,305
                                                   -------------

PROFESSIONAL SERVICES 0.2%
Dun & Bradstreet Corp.                     5,155         418,637
Equifax, Inc.                             12,077         315,210
Monster Worldwide, Inc. (a)               12,380         146,208
Robert Half International,
  Inc.                                    14,834         350,379
                                                   -------------
                                                       1,230,434
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 0.9%
Apartment Investment &
  Management Co. Class A                  11,172          98,872
AvalonBay Communities, Inc.                7,373         412,446
Boston Properties, Inc.                   13,006         620,386
Equity Residential                        26,009         578,180
HCP, Inc.                                 25,985         550,622
Health Care REIT, Inc.                    10,417         355,220
Host Hotels & Resorts, Inc.               56,640         475,210
Kimco Realty Corp.                        29,843         299,922
Plum Creek Timber Co., Inc.               15,947         474,902
ProLogis                                  40,158         323,673
Public Storage                            11,986         784,843
Simon Property Group, Inc.                26,717       1,374,055
Ventas, Inc.                              14,945         446,258
Vornado Realty Trust                      14,929         672,253
                                                   -------------
                                                       7,466,842
                                                   -------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.0%++
CB Richard Ellis Group, Inc.
  Class A (a)                             22,428         209,926
Forestar Real Estate Group,
  Inc. (a)                                     1              12
                                                   -------------
                                                         209,938
                                                   -------------




M-332    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
ROAD & RAIL 0.9%
Burlington Northern Santa Fe
  Corp.                                   26,573   $   1,954,178
CSX Corp.                                 37,716       1,306,105
Norfolk Southern Corp.                    35,403       1,333,631
Ryder System, Inc.                         5,594         156,185
Union Pacific Corp.                       48,421       2,520,797
                                                   -------------
                                                       7,270,896
                                                   -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.4%
Advanced Micro Devices, Inc.
  (a)                                     53,613         207,482
Altera Corp.                              28,432         462,873
Analog Devices, Inc.                      27,842         689,925
Applied Materials, Inc.                  128,280       1,407,232
Broadcom Corp. Class A (a)                40,781       1,010,961
Intel Corp.                              533,002       8,821,183
KLA-Tencor Corp.                          16,145         407,661
Linear Technology Corp.                   21,200         495,020
LSI Corp. (a)                             63,712         290,527
MEMC Electronic Materials,
  Inc. (a)                                21,461         382,220
Microchip Technology, Inc.                17,391         392,167
Micron Technology, Inc. (a)               80,807         408,883
National Semiconductor Corp.              18,652         234,083
Novellus Systems, Inc. (a)                 9,338         155,945
NVIDIA Corp. (a)                          51,350         579,741
Teradyne, Inc. (a)                        17,623         120,894
Texas Instruments, Inc.                  122,172       2,602,264
Xilinx, Inc.                              26,189         535,827
                                                   -------------
                                                      19,204,888
                                                   -------------

SOFTWARE 4.1%
Adobe Systems, Inc. (a)                   49,983       1,414,519
Autodesk, Inc. (a)                        21,636         410,651
BMC Software, Inc. (a)                    17,928         605,787
CA, Inc.                                  37,662         656,449
Citrix Systems, Inc. (a)                  17,368         553,866
Compuware Corp. (a)                       23,568         161,677
Electronic Arts, Inc. (a)                 30,680         666,370
Intuit, Inc. (a)                          30,602         861,752
McAfee, Inc. (a)                          14,595         615,763
 v  Microsoft Corp.                      729,787      17,347,037
Novell, Inc. (a)                          33,731         152,801
Oracle Corp.                             361,448       7,742,216
Salesforce.com, Inc. (a)                  10,032         382,921
Symantec Corp. (a)                        78,620       1,223,327
                                                   -------------
                                                      32,795,136
                                                   -------------

SPECIALTY RETAIL 1.9%
Abercrombie & Fitch Co. Class
  A                                        8,322         211,296
AutoNation, Inc. (a)                      11,013         191,075
AutoZone, Inc. (a)                         3,445         520,574
Bed Bath & Beyond, Inc. (a)               24,830         763,522
Best Buy Co., Inc.                        32,296       1,081,593
GameStop Corp. Class A (a)                15,659         344,655
Gap, Inc. (The)                           44,582         731,145
Home Depot, Inc. (The)                   162,108       3,830,612
Limited Brands, Inc.                      25,871         309,676
Lowe's Cos., Inc.                        140,138       2,720,079
O'Reilly Automotive, Inc. (a)             12,923         492,108
Office Depot, Inc. (a)                    28,442         129,695
RadioShack Corp.                          11,959         166,948
Sherwin-Williams Co. (The)                 9,389         504,659
Staples, Inc.                             68,209       1,375,775
Tiffany & Co.                             11,771         298,512
TJX Cos., Inc.                            39,807       1,252,328
                                                   -------------
                                                      14,924,252
                                                   -------------

TEXTILES, APPAREL & LUXURY GOODS 0.4%
Coach, Inc.                               30,308         814,679
NIKE, Inc. Class B                        37,085       1,920,261
Polo Ralph Lauren Corp.                    5,379         287,992
VF Corp.                                   8,420         466,047
                                                   -------------
                                                       3,488,979
                                                   -------------

THRIFTS & MORTGAGE FINANCE 0.1%
Guaranty Financial Group,
  Inc. (a)                                     1               0 (b)
Hudson City Bancorp, Inc.                 49,838         662,347
People's United Financial,
  Inc.                                    33,252         500,110
                                                   -------------
                                                       1,162,457
                                                   -------------

TOBACCO 1.6%
Altria Group, Inc.                       197,001       3,228,847
Lorillard, Inc.                           16,070       1,089,064
Philip Morris International,
  Inc.                                   187,202       8,165,751
Reynolds American, Inc.                   16,163         624,215
                                                   -------------
                                                      13,107,877
                                                   -------------

TRADING COMPANIES & DISTRIBUTORS 0.1%
Fastenal Co.                              12,355         409,816
W.W. Grainger, Inc.                        5,939         486,285
                                                   -------------
                                                         896,101
                                                   -------------

WIRELESS TELECOMMUNICATION SERVICES 0.4%
American Tower Corp. Class A
  (a)                                     37,929       1,195,902
MetroPCS Communications, Inc.
  (a)                                     24,175         321,769
Sprint Nextel Corp. (a)                  273,147       1,313,837
                                                   -------------
                                                       2,831,508
                                                   -------------
Total Common Stocks
  (Cost $703,151,871)                                768,943,254 (c)
                                                   -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-333


                                          SHARES           VALUE

                                       PRINCIPAL
                                          AMOUNT           VALUE

SHORT-TERM INVESTMENTS 3.5%
----------------------------------------------------------------

REPURCHASE AGREEMENT 0.0%++
State Street Bank and Trust
  Co.
  0.01%, dated 6/30/09
  due 7/1/09
  Proceeds at Maturity
  $29,811
  (Collateralized by a
  Federal Home Loan Mortgage
  Corp. security with a rate
  of 5.76% and a maturity
  date of 8/27/09, with a
  Principal Amount of $30,000
  and a Market Value of
  $30,825)                           $    29,810   $      29,810
                                                   -------------
Total Repurchase Agreement
  (Cost $29,810)                                          29,810
                                                   -------------


U.S. GOVERNMENT 3.5%
----------------------------------------------------------------

United States Treasury Bills
  0.152%, due 10/8/09 (d)             21,600,000      21,589,006
  0.203%, due 10/22/09 (d)(e)          6,000,000       5,996,232
                                                   -------------
Total U.S. Government
  (Cost $27,587,211)                                  27,585,238
                                                   -------------
Total Short-Term Investments
  (Cost $27,617,021)                                  27,615,048
                                                   -------------
Total Investments
  (Cost $730,768,892) (g)                  100.0%    796,558,302
Liabilities in Excess of Cash
  and Other Assets                          (0.0)++     (173,750)
                                           -----    ------------
Net Assets                                 100.0%  $ 796,384,552
                                           =====    ============




          CONTRACTS         UNREALIZED
               LONG   DEPRECIATION (f)
FUTURES CONTRACTS (0.1%)
--------------------------------------

Standard
  &
  Poor's
  500
  Index
  Mini
  Sep-
  tember
  2009          585          $(628,141)
                             ---------

Total
  Futur-
  es
  Con-
  tracts
  (Set-
  tle-
  ment
  Value
  $26,7-
  78,37-
  5) (c)                     $(628,141)
                             =========





+++  On a daily basis New York Life Investments confirms that the value of the Portfolio's liquid assets (liquid portfolio securities and cash)
     is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Less than one dollar.
(c)  The combined market value of common stocks and settlement value of
     Standard & Poor's 500 Index futures contracts represents 99.9% of net assets.
(d)  Interest rate presented is yield to maturity.
(e)  Represents a security, or a portion thereof, which is segregated, or partially segregated as collateral for futures contracts.
(f)  Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 2009.
(g)  At June 30, 2009, cost is $750,135,306 for federal income tax purposes and net unrealized appreciation is as follows:



Gross
  unre-
  alized
  appre-
  cia-
  tion     $ 236,941,381
Gross
  unre-
  alized
  depre-
  cia-
  tion      (190,518,385)
           -------------
Net
  unre-
  alized
  appre-
  cia-
  tion     $  46,422,996
           =============



The following is a list of the inputs used as of June 30, 2009 for valuing the portfolio's assets.

ASSET VALUATION INPUTS

                                               QUOTED PRICES
                                                   IN ACTIVE    SIGNIFICANT
                                                 MARKETS FOR          OTHER     SIGNIFICANT
                                                   IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                      ASSETS         INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
Common Stocks
  Aerospace & Defense                           $ 21,264,316    $        --      $     --      $ 21,264,316
  Air Freight & Logistics                          7,931,545             --            --         7,931,545
  Airlines                                           475,993             --            --           475,993
  Auto Components                                  1,509,141             --            --         1,509,141
  Automobiles                                      2,225,142             --            --         2,225,142
  Beverages                                       20,000,563             --            --        20,000,563
  Biotechnology                                   14,344,672             --            --        14,344,672
  Building Products                                  329,657             --            --           329,657
  Capital Markets                                 23,331,503             --            --        23,331,503
  Chemicals                                       13,890,478             --            --        13,890,478
  Commercial Banks                                20,576,246             --            --        20,576,246
  Commercial Services & Supplies                   4,193,012             --            --         4,193,012



M-334    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                               QUOTED PRICES
                                                   IN ACTIVE    SIGNIFICANT
                                                 MARKETS FOR          OTHER     SIGNIFICANT
                                                   IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                      ASSETS         INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
  Communications Equipment                      $ 20,823,981    $        --           $--      $ 20,823,981
  Computers & Peripherals                         41,705,320             --            --        41,705,320
  Construction & Engineering                       1,815,171             --            --         1,815,171
  Construction Materials                             501,253             --            --           501,253
  Consumer Finance                                 4,520,134             --            --         4,520,134
  Containers & Packaging                           1,658,424             --            --         1,658,424
  Distributors                                       511,589             --            --           511,589
  Diversified Consumer Services                    1,576,774             --            --         1,576,774
  Diversified Financial Services                  29,101,364             --            --        29,101,364
  Diversified Telecommunication Services          24,345,312             --            --        24,345,312
  Electric Utilities                              17,962,930             --            --        17,962,930
  Electrical Equipment                             3,272,669             --            --         3,272,669
  Electronic Equipment & Instruments               4,299,868             --            --         4,299,868
  Energy Equipment & Services                     13,965,635             --            --        13,965,635
  Food & Staples Retailing                        23,441,897             --            --        23,441,897
  Food Products                                   13,656,027             --            --        13,656,027
  Gas Utilities                                    1,106,509             --            --         1,106,509
  Health Care Equipment & Supplies                15,762,328             --            --        15,762,328
  Health Care Providers & Services                16,497,715             --            --        16,497,715
  Health Care Technology                             220,840             --            --           220,840
  Hotels, Restaurants & Leisure                   11,914,661             --            --        11,914,661
  Household Durables                               2,796,718             --            --         2,796,718
  Household Products                              20,417,585             --            --        20,417,585
  Independent Power Producers & Energy
     Traders                                       1,366,898             --            --         1,366,898
  Industrial Conglomerates                        16,049,724             --            --        16,049,724
  Insurance                                       18,061,699             --            --        18,061,699
  Internet & Catalog Retail                        2,888,171             --            --         2,888,171
  Internet Software & Services                    14,149,351             --            --        14,149,351
  IT Services                                      7,933,118             --            --         7,933,118
  Leisure Equipment & Products                       922,648             --            --           922,648
  Life Sciences Tools & Services                   3,388,993             --            --         3,388,993
  Machinery                                       11,003,572             --            --        11,003,572
  Media                                           19,873,134             --            --        19,873,134
  Metals & Mining                                  7,291,441             --            --         7,291,441
  Multi-Utilities                                 10,979,547             --            --        10,979,547
  Multiline Retail                                 6,378,704             --            --         6,378,704
  Office Electronics                                 536,304             --            --           536,304
  Oil, Gas & Consumable Fuels                     81,524,385             --            --        81,524,385
  Paper & Forest Products                          1,501,269             --            --         1,501,269
  Personal Products                                1,412,711             --            --         1,412,711
  Pharmaceuticals                                 57,145,305             --            --        57,145,305
  Professional Services                            1,230,434             --            --         1,230,434
  Real Estate Investment Trusts                    7,466,842             --            --         7,466,842
  Real Estate Management & Development               209,938             --            --           209,938
  Road & Rail                                      7,270,896             --            --         7,270,896


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-335

                                               QUOTED PRICES
                                                   IN ACTIVE    SIGNIFICANT
                                                 MARKETS FOR          OTHER     SIGNIFICANT
                                                   IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                      ASSETS         INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
  Semiconductors & Semiconductor Equipment      $ 19,204,888    $        --           $--      $ 19,204,888
  Software                                        32,795,136             --            --        32,795,136
  Specialty Retail                                14,924,252             --            --        14,924,252
  Textiles, Apparel & Luxury Goods                 3,488,979             --            --         3,488,979
  Thrifts & Mortgage Finance                       1,162,457             --            --         1,162,457
  Tobacco                                         13,107,877             --            --        13,107,877
  Trading Companies & Distributors                   896,101             --            --           896,101
  Wireless Telecommunication Services              2,831,508             --            --         2,831,508
                                                ------------    -----------      --------      ------------
Total Common Stocks                              768,943,254             --            --       768,943,254
                                                ------------    -----------      --------      ------------
Short-Term Investments
  Repurchase Agreement                                    --         29,810            --            29,810
  U.S. Government                                         --     27,585,238            --        27,585,238
                                                ------------    -----------      --------      ------------
Total Short-Term Investments                              --     27,615,048            --        27,615,048
                                                ------------    -----------      --------      ------------
TOTAL                                           $768,943,254    $27,615,048           $--      $796,558,302
                                                ============    ===========      ========      ============




LIABILITY VALUATION INPUTS

                                                 QUOTED PRICES
                                                     IN ACTIVE    SIGNIFICANT
                                                   MARKETS FOR          OTHER      SIGNIFICANT
                                                     IDENTICAL     OBSERVABLE     UNOBSERVABLE
                                                        ASSETS         INPUTS           INPUTS
 DESCRIPTION                                         (LEVEL 1)      (LEVEL 2)        (LEVEL 3)        TOTAL
Futures Contracts                                $          --     $(628,141)    $          --    $(628,141)
                                                 -------------     ---------     -------------    ---------
TOTAL                                                      $--     $(628,141)              $--    $(628,141)
                                                 =============     =========     =============    =========




At June 30, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



M-336    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $730,768,892)     $ 796,558,302
Receivables:
  Dividends                              1,061,680
  Investment securities sold               121,011
  Fund shares sold                          77,234
Other assets                                 8,482
                                     -------------
     Total assets                      797,826,709
                                     -------------
LIABILITIES:
Payables:
  Investment securities purchased          640,684
  Shareholder communication                188,621
  Variation margin on futures
     contracts                             170,081
  Manager (See Note 3)                     165,333
  Fund shares redeemed                     159,484
  Professional fees                         54,308
  NYLIFE Distributors (See Note 3)          37,930
  Custodian                                 12,563
  Directors                                  1,335
Accrued expenses                            11,818
                                     -------------
     Total liabilities                   1,442,157
                                     -------------
Net assets                           $ 796,384,552
                                     =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $     421,164
Additional paid-in capital             870,651,036
                                     -------------
                                       871,072,200
Accumulated undistributed net
  investment income                     30,954,042
Accumulated net realized loss on
  investments and futures
  transactions                        (170,802,959)
Net unrealized appreciation on
  investments and futures contracts     65,161,269
                                     -------------
Net assets                           $ 796,384,552
                                     =============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 612,929,864
                                     =============
Shares of capital stock outstanding     32,381,732
                                     =============
Net asset value per share
  outstanding                        $       18.93
                                     =============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 183,454,688
                                     =============
Shares of capital stock outstanding      9,734,698
                                     =============
Net asset value per share
  outstanding                        $       18.85
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-337

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  9,739,927
  Interest                                  4,452
                                     ------------
     Total income                       9,744,379
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,114,327
  Distribution and service--Service
     Class (See Note 3)                   209,266
  Shareholder communication                80,890
  Professional fees                        63,347
  Custodian                                19,834
  Directors                                16,147
  Miscellaneous                            22,906
                                     ------------
     Total expenses before waiver       1,526,717
  Expense waiver from Manager (See
     Note 3)                             (185,721)
                                     ------------
     Net expenses                       1,340,996
                                     ------------
Net investment income                   8,403,383
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions               (25,317,900)
  Futures transactions                  8,309,792
                                     ------------
Net realized loss on investments
  and futures transactions            (17,008,108)
                                     ------------
Net change in unrealized
  appreciation on:
  Investments                          30,582,405
  Futures contracts                      (966,399)
                                     ------------
Net change in unrealized
  appreciation on investments and
  futures contracts                    29,616,006
                                     ------------
Net realized and unrealized gain on
  investments and futures
  transactions                         12,607,898
                                     ------------
Net increase in net assets
  resulting from operations          $ 21,011,281
                                     ============




(a) Dividends recorded net of foreign withholding taxes in the amount of $73.



M-338    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2008



                                      2009             2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income        $  8,403,383   $   22,711,808
 Net realized loss on
  investments and futures
  transactions                 (17,008,108)     (16,866,966)
 Net change in unrealized
  appreciation on
  investments and futures
  contracts                     29,616,006     (506,377,469)
                              -----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    21,011,281     (500,532,627)
                              -----------------------------

Dividends to shareholders:
 From net investment income:
    Initial Class                       --      (20,326,838)
    Service Class                       --       (5,002,202)
                              -----------------------------
 Total dividends to
  shareholders                          --      (25,329,040)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        22,703,013       76,256,052
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends             --       25,329,040
 Cost of shares redeemed       (57,288,654)    (201,274,955)
                              -----------------------------
    Decrease in net assets
     derived from capital
     share transactions        (34,585,641)     (99,689,863)
                              -----------------------------
    Net decrease in net
     assets                    (13,574,360)    (625,551,530)

NET ASSETS:
Beginning of period            809,958,912    1,435,510,442
                              -----------------------------
End of period                 $796,384,552   $  809,958,912
                              =============================
Accumulated undistributed
 net investment income at
 end of period                $ 30,954,042   $   22,550,659
                              =============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-339

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                 INITIAL CLASS
                            --------------------------------------------------------------------------------------
                                SIX MONTHS
                                   ENDED
                                 JUNE 30,                              YEAR ENDED DECEMBER 31,

                            --------------------------------------------------------------------------------------
                                   2009*            2008         2007          2006          2005          2004
Net asset value at
  beginning of period            $  18.35         $  30.05    $    29.01    $    25.25    $    24.38    $    22.40
                                 --------         --------    ----------    ----------    ----------    ----------
Net investment income (a)            0.20             0.51          0.53          0.44          0.41          0.37 (b)
Net realized and
  unrealized gain (loss)
  on investments                     0.38           (11.61)         1.00          3.47          0.76          1.98
                                 --------         --------    ----------    ----------    ----------    ----------
Total from investment
  operations                         0.58           (11.10)         1.53          3.91          1.17          2.35
                                 --------         --------    ----------    ----------    ----------    ----------
Less dividends:
  From net investment
     income                            --            (0.60)        (0.49)        (0.15)        (0.30)        (0.37)
                                 --------         --------    ----------    ----------    ----------    ----------
Net asset value at end of
  period                         $  18.93         $  18.35    $    30.05    $    29.01    $    25.25    $    24.38
                                 ========         ========    ==========    ==========    ==========    ==========
Total investment return              3.16%(c)(d)    (37.01%)        5.22%        15.45%         4.77%(e)     10.49%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income              2.32%++          2.04%         1.73%         1.66%         1.68%         1.64%(b)
  Net expenses                       0.31%++          0.30%         0.28%         0.35%         0.19%         0.39%
  Expenses (before waiver)           0.36%++          0.35%         0.33%         0.35%         0.34%         0.39%
Portfolio turnover rate                 2%               5%            4%            5%            5%            3%
Net assets at end of
  period (in 000's)              $612,930         $630,244    $1,134,325    $1,241,402    $1,227,193    $1,322,061




*    Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per share and 0.32%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid
     $3.00 per share.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)  Total return is not annualized.
(e)  Included nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.62% and 4.35% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.





M-340    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                SERVICE CLASS
----------------------------------------------------------------------------
      SIX MONTHS
         ENDED
       JUNE 30,                     YEAR ENDED DECEMBER 31,

      ----------------------------------------------------------------------
         2009*        2008        2007        2006        2005        2004
       $  18.30     $  29.91    $  28.90    $  25.18    $  24.34    $  22.38
       --------     --------    --------    --------    --------    --------
           0.18         0.45        0.45        0.38        0.35        0.34 (b)
           0.37       (11.54)       0.99        3.44        0.74        1.95
       --------     --------    --------    --------    --------    --------
           0.55       (11.09)       1.44        3.82        1.09        2.29
       --------     --------    --------    --------    --------    --------

             --        (0.52)      (0.43)      (0.10)      (0.25)      (0.33)
       --------     --------    --------    --------    --------    --------
       $  18.85     $  18.30    $  29.91    $  28.90    $  25.18    $  24.34
       ========     ========    ========    ========    ========    ========
           3.01%(d)   (37.17%)      4.96%      15.16%       4.47%(e)   10.22%

           2.07%++      1.79%       1.49%       1.41%       1.43%       1.39%(b)
           0.56%++      0.55%       0.53%       0.60%       0.44%       0.64%
           0.61%++      0.60%       0.58%       0.60%       0.59%       0.64%
              2%           5%          4%          5%          5%          3%
       $183,455     $179,715    $301,185    $274,579    $214,208    $147,699




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-341

MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

                                                            SINCE
AVERAGE ANNUAL                 SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS                MONTHS     YEAR     YEARS     (7/2/01)
-------------------------------------------------------------------
After Portfolio operating
  expenses                    6.13%    -30.07%   -6.08%     -3.63%




                                            (After Portfolio operating expenses)

                                    MAINSTAY VP
                                     SMALL CAP       RUSSELL 2000
                                 GROWTH PORTFOLIO    GROWTH INDEX
                                 ----------------    ------------
07/02/01                               10000             10000
                                        8379              7500
                                        8124              7551
                                       10176              9933
                                       10958             10359
                                       12035             11870
                                       12780             13867
                                       10637             12365
06/30/09                                7438              9293





SERVICE CLASS(1)                                                  AS OF 6/30/09
--------------------------------------------------------------------------------

                                                            SINCE
AVERAGE ANNUAL                 SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS                MONTHS     YEAR     YEARS     (7/2/01)
-------------------------------------------------------------------
After Portfolio operating
  expenses                    6.00%    -30.25%   -6.31%     -3.87%




                                            (After Portfolio operating expenses)

                                    MAINSTAY VP
                                     SMALL CAP       RUSSELL 2000
                                 GROWTH PORTFOLIO    GROWTH INDEX
                                 ----------------    ------------
07/02/01                               10000             10000
                                        8358              7500
                                        8083              7551
                                       10101              9933
                                       10849             10359
                                       11888             11870
                                       12592             13867
                                       10454             12365
06/30/09                                7292              9293





                                                            SIX           ONE          FIVE          SINCE
 BENCHMARK PERFORMANCE                                    MONTHS         YEAR          YEARS       INCEPTION
Russell 2000(R) Growth Index(2)                            11.36%       -24.85%        -1.32%        -0.91%
Average Lipper Variable Products Small-Cap Growth
Portfolio(3)                                               11.17        -26.31         -1.71         -1.64



1. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3. The average Lipper variable products small-cap growth portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity small-cap ceiling. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SmallCap 600(R) Index. Lipper Inc. is an independent monitor of fund performance.



M-342    MainStay VP Small Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2009, to June 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2009, to June 30, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/09         6/30/09       PERIOD(1)         6/30/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,061.30        $5.26          $1,019.70         $5.16
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,060.00        $6.54          $1,018.40         $6.41
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (1.03% for Initial Class and 1.28% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-343

INDUSTRY COMPOSITION AS OF JUNE 30, 2009



Software                                8.2%
Energy Equipment & Services             6.3
Machinery                               4.9
Capital Markets                         4.3
Specialty Retail                        4.2
Health Care Providers & Services        4.0
Semiconductors & Semiconductor
  Equipment                             3.9
Commercial Services & Supplies          3.8
Internet Software & Services            3.8
Textiles, Apparel & Luxury Goods        3.2
Biotechnology                           3.1
Electronic Equipment & Instruments      3.1
Health Care Equipment & Supplies        3.1
Aerospace & Defense                     2.5
Hotels, Restaurants & Leisure           2.5
Wireless Telecommunication Services     1.7
Construction & Engineering              1.6
IT Services                             1.6
Multiline Retail                        1.6
Household Products                      1.5
Personal Products                       1.5
Road & Rail                             1.5
Containers & Packaging                  1.4
Diversified Consumer Services           1.4
Health Care Technology                  1.4
Oil, Gas & Consumable Fuels             1.4
Air Freight & Logistics                 1.3
Distributors                            1.3
Diversified Telecommunication
  Services                              1.3
Chemicals                               1.1
Communications Equipment                1.1
Internet & Catalog Retail               1.1
Life Sciences Tools & Services          1.0
Real Estate Investment Trusts           0.9
Trading Companies & Distributors        0.7
Electrical Equipment                    0.5
Professional Services                   0.5
Thrifts & Mortgage Finance              0.5
Commercial Banks                        0.4
Pharmaceuticals                         0.3
Exchange Traded Fund                    4.9
Short-Term Investment                   5.7
Liabilities in Excess of Cash and
  Other Assets                         -0.1
                                      -----
                                      100.0%
                                      =====



 See Portfolio of Investments on page M-347 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  iShares Russell 2000 Growth Index Fund
    2.  optionsXpress Holdings, Inc.
    3.  MICROS Systems, Inc.
    4.  Equinix, Inc.
    5.  SBA Communications Corp. Class A
    6.  Warnaco Group, Inc. (The)
    7.  Dollar Tree, Inc.
    8.  Quanta Services, Inc.
    9.  Sybase, Inc.
   10.  CyberSource Corp.






M-344    MainStay VP Small Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE PORTFOLIO'S MANAGER.(1)

HOW DID MAINSTAY VP SMALL CAP GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2009?

For the six months ended June 30, 2009, MainStay VP Small Cap Growth Portfolio returned 6.13% for Initial Class shares and 6.00% for Service Class shares. Both share classes underperformed the 11.17% return of the average Lipper(2) Variable Products Small-Cap Growth Portfolio and the 11.36% return of the Russell 2000(R) Growth Index(2) for the six months ended June 30, 2009. The Russell 2000(R) Growth Index was the Portfolio's broad-based securities-market index during the reporting period.

WERE THERE ANY IMPORTANT CHANGES IN THE PORTFOLIO'S STRUCTURE OR DAY-TO-DAY PORTFOLIO MANAGEMENT DURING THE REPORTING PERIOD?

At a special meeting held on June 23, 2009, the Portfolio's Board of Directors approved the following actions: (1) appointment, pursuant to the terms of an exemptive order described on page 119 of the Portfolio's Prospectus, of Epoch Investment Partners, Inc. ("Epoch") as an interim Subadvisor to the Portfolio, effective June 29, 2009; and (2) changing the Portfolio's principal investment strategy, investment process, principal risks and primary benchmark, effective August 14, 2009. In addition, the Board approved an Agreement and Plan of Reorganization ("Reorganization Agreement") providing for the reorganization of MainStay VP Small Cap Growth Portfolio with and into MainStay VP Developing Growth Portfolio, another series of MainStay VP Series Fund, Inc. (the "Fund"), effective on or about November 20, 2009. SHAREHOLDERS OF MAINSTAY VP SMALL CAP GROWTH PORTFOLIO WILL NOT BE ASKED TO VOTE ON THE REORGANIZATION, in accordance with the Articles of Incorporation and By-Laws of the Fund, applicable state law, and the Investment Company Act of 1940 and Rule 17a-8 thereunder. For additional information about these changes, please refer to the Supplement dated June 29, 2009, to the Prospectus for the Fund, dated May 1, 2009.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Although the Portfolio posted a positive return for the first half of 2009, its underperformance of the Russell 2000(R) Growth Index was led by an underweight position in the strong-performing information technology sector and by stock selection in the health care sector.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE AND WHICH SECTORS WERE PARTICULARLY WEAK?

From a sector perspective, the strongest contributors to the Portfolio's performance relative to the Russell 2000(R) Growth Index were energy, industrials and financials. The Portfolio benefited from stock selection and an overweight position in the energy sector. Stock selection helped the Portfolio's relative performance in the industrials and financials sectors, while positions in the consumer discretionary and materials sectors had a positive effect on performance on an absolute basis.

Major sector detractors from the Portfolio's relative performance included information technology, health care and consumer staples. In information technology, an underweight position and security selection hurt the Portfolio's relative performance. In health care and consumer staples, security selection detracted.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The Portfolio's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Portfolio.

1. During the reporting period, New York Life Investment Management LLC ("New York Life Investments") delegated day-to-day portfolio management responsibilities to MacKay Shields LLC ("Mackay Shields") from January 1, 2009, to June 29, 2009, and to Epoch Investment Partners, Inc., beginning on June 29, 2009.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-345

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED?

The top contributors to the Portfolio's absolute performance included wireless tower operator SBA Communications, apparel and accessories retailer Aeropostale and textile manufacturer Warnaco Group. SBA communications benefited from solid earnings and was able to successfully integrate a recent acquisition. Aeropostale increased same-store sales in a very tough retail environment and managed its inventory well. Warnaco reported solid earnings during the reporting period.

Major detractors included telecommunication services provider NTELOS Holdings, personal products manufacturer Chattem, and pawn shop and payday lending store operator Cash America International. NTELOS suffered from investor concerns about slowing growth in subscribers and per-customer revenues. Chattem was hurt by the costs of a product recall and by earnings growth that came in below initial expectations. The weakness at Cash America stemmed from concerns that the government might impose regulatory constraints on lending practices.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Among the new positions the Portfolio added during the first half of 2009 were Scotts Miracle-Gro, a supplier of fertilizer and seed products to retailers, and Stifel Financial Corporation, a mid-sized brokerage firm.

Among the positions the Portfolio eliminated during the reporting period were Cash America and hospital equipment supplier STERIS Corporation.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE FIRST HALF OF 2009?

During the reporting period, the Portfolio slightly increased its weightings in the consumer discretionary, financials, information technology and materials sectors. The Portfolio decreased its weightings in the health care, consumer staples and industrials sectors. When the market started to react positively to the Obama administration's stimulus plan, the Portfolio started to shift into the sectors that were thought to be likely to benefit from the government's plan.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2009, the Portfolio was overweight relative to the Russell 2000(R) Growth Index in telecommunication services, consumer discretionary, energy and industrials. As of the same date, the Portfolio was underweight relative to the benchmark in health care and information technology. At the end of the reporting period, the Portfolio was roughly market weight in the financials, consumer staples and materials sectors and had no representation in the utilities sector. The cumulative effect of the Portfolio's relative sector positioning had minimal impact on the Portfolio's relative performance.

----------
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


M-346    MainStay VP Small Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2009 UNAUDITED



                                         SHARES           VALUE
COMMON STOCKS 89.5%+
---------------------------------------------------------------

AEROSPACE & DEFENSE 2.5%
Alliant Techsystems, Inc. (a)            15,900   $   1,309,524
Triumph Group, Inc.                      20,800         832,000
                                                  -------------
                                                      2,141,524
                                                  -------------

AIR FREIGHT & LOGISTICS 1.3%
HUB Group, Inc. Class A (a)              54,300       1,120,752
                                                  -------------

BIOTECHNOLOGY 3.1%
Alexion Pharmaceuticals, Inc.
  (a)                                    31,900       1,311,728
Myriad Genetics, Inc. (a)                 9,200         327,980
Myriad Pharmaceuticals (a)                2,300          10,695
Onyx Pharmaceuticals, Inc. (a)           21,800         616,068
United Therapeutics Corp. (a)             4,900         408,317
                                                  -------------
                                                      2,674,788
                                                  -------------

CAPITAL MARKETS 4.3%
Affiliated Managers Group,
  Inc. (a)                               18,800       1,093,972
 v  optionsXpress Holdings,
  Inc.                                  112,400       1,745,572
Stifel Financial Corp. (a)               19,200         923,328
                                                  -------------
                                                      3,762,872
                                                  -------------

CHEMICALS 1.1%
Scotts Miracle-Gro Co. (The)
  Class A                                27,500         963,875
                                                  -------------

COMMERCIAL BANKS 0.4%
Signature Bank (a)                       14,300         387,816
                                                  -------------

COMMERCIAL SERVICES & SUPPLIES 3.8%
Clean Harbors, Inc. (a)                  10,800         583,092
Copart, Inc. (a)                         23,400         811,278
Sykes Enterprises, Inc. (a)              54,300         982,287
Waste Connections, Inc. (a)              36,900         956,079
                                                  -------------
                                                      3,332,736
                                                  -------------

COMMUNICATIONS EQUIPMENT 1.1%
Arris Group, Inc. (a)                    81,600         992,256
                                                  -------------

CONSTRUCTION & ENGINEERING 1.6%
 v  Quanta Services, Inc. (a)            61,100       1,413,243
                                                  -------------

CONTAINERS & PACKAGING 1.4%
Crown Holdings, Inc. (a)                 48,900       1,180,446
                                                  -------------

DISTRIBUTORS 1.3%
LKQ Corp. (a)                            68,800       1,131,760
                                                  -------------

DIVERSIFIED CONSUMER SERVICES 1.4%
Capella Education Co. (a)                20,000       1,199,000
                                                  -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 1.3%
NTELOS Holdings Corp.                    59,500       1,095,990
                                                  -------------

ELECTRICAL EQUIPMENT 0.5%
II-VI, Inc. (a)                          20,800         461,136
                                                  -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 3.1%
Anixter International, Inc.
  (a)                                    28,000       1,052,520
FLIR Systems, Inc. (a)                   30,900         697,104
Itron, Inc. (a)                          17,400         958,218
                                                  -------------
                                                      2,707,842
                                                  -------------

ENERGY EQUIPMENT & SERVICES 6.3%
Atwood Oceanics, Inc. (a)                36,800         916,688
Dawson Geophysical Co. (a)               15,300         456,705
Dril-Quip, Inc. (a)                      21,000         800,100
Gulfmark Offshore, Inc. (a)              27,900         770,040
Hornbeck Offshore Services,
  Inc. (a)                               28,200         603,198
Lufkin Industries, Inc.                  10,700         449,935
NATCO Group, Inc. Class A (a)            28,900         951,388
Superior Energy Services, Inc.
  (a)                                    31,400         542,278
                                                  -------------
                                                      5,490,332
                                                  -------------

HEALTH CARE EQUIPMENT & SUPPLIES 3.1%
Gen-Probe, Inc. (a)                      16,200         696,276
Haemonetics Corp. (a)                    12,300         701,100
Meridian Bioscience, Inc.                32,400         731,592
NuVasive, Inc. (a)                        7,800         347,880
Wright Medical Group, Inc. (a)           14,800         240,648
                                                  -------------
                                                      2,717,496
                                                  -------------

HEALTH CARE PROVIDERS & SERVICES 4.0%
Amedisys, Inc. (a)                       10,800         356,616
Bio-Reference Laboratories,
  Inc. (a)                               25,800         815,538
CardioNet, Inc. (a)                      21,600         352,512
Catalyst Health Solutions,
  Inc. (a)                               32,900         820,526
Genoptix, Inc. (a)                       18,100         579,019
Healthspring, Inc. (a)                   49,000         532,140
                                                  -------------
                                                      3,456,351
                                                  -------------

HEALTH CARE TECHNOLOGY 1.4%
MedAssets, Inc. (a)                      18,900         367,605
Quality Systems, Inc.                    14,400         820,224
                                                  -------------
                                                      1,187,829
                                                  -------------


+  Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, as of June 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-347


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
HOTELS, RESTAURANTS & LEISURE 2.5%
Bally Technologies, Inc. (a)             22,600   $     676,192
Jack in the Box, Inc. (a)                35,600         799,220
Panera Bread Co. Class A (a)             14,600         727,956
                                                  -------------
                                                      2,203,368
                                                  -------------

HOUSEHOLD PRODUCTS 1.5%
Church & Dwight Co., Inc.                24,500       1,330,595
                                                  -------------

INTERNET & CATALOG RETAIL 1.1%
Priceline.com, Inc. (a)                   8,200         914,710
                                                  -------------

INTERNET SOFTWARE & SERVICES 3.8%
Akamai Technologies, Inc. (a)            20,200         387,436
Bankrate, Inc. (a)                       15,900         401,316
 v  Equinix, Inc. (a)                    21,400       1,556,636
Omniture, Inc. (a)                       40,100         503,656
Vocus, Inc. (a)                          24,300         480,168
                                                  -------------
                                                      3,329,212
                                                  -------------

IT SERVICES 1.6%
 v  CyberSource Corp. (a)                88,500       1,354,050
                                                  -------------

LIFE SCIENCES TOOLS & SERVICES 1.0%
Mettler-Toledo International,
  Inc. (a)                               11,500         887,225
                                                  -------------

MACHINERY 4.9%
Actuant Corp. Class A                    47,100         574,620
Bucyrus International, Inc.              38,200       1,090,992
Gardner Denver, Inc. (a)                 23,400         588,978
Kaydon Corp.                             15,100         491,656
Middleby Corp. (The) (a)                 15,400         676,368
Wabtec Corp.                             25,700         826,769
                                                  -------------
                                                      4,249,383
                                                  -------------

MULTILINE RETAIL 1.6%
 v  Dollar Tree, Inc. (a)                33,900       1,427,190
                                                  -------------

OIL, GAS & CONSUMABLE FUELS 1.4%
Arena Resources, Inc. (a)                19,400         617,890
Comstock Resources, Inc. (a)             19,000         627,950
                                                  -------------
                                                      1,245,840
                                                  -------------

PERSONAL PRODUCTS 1.5%
Chattem, Inc. (a)                        19,700       1,341,570
                                                  -------------

PHARMACEUTICALS 0.3%
Auxilium Pharmaceuticals, Inc.
  (a)                                     8,900         279,282
                                                  -------------

PROFESSIONAL SERVICES 0.5%
FTI Consulting, Inc. (a)                  8,100         410,832
                                                  -------------

REAL ESTATE INVESTMENT TRUSTS 0.9%
Digital Realty Trust, Inc.               22,900         820,965
                                                  -------------

ROAD & RAIL 1.5%
Genesee & Wyoming, Inc. Class
  A (a)                                  48,300       1,280,433
                                                  -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.9%
Atheros Communications, Inc.
  (a)                                    24,700         475,228
Hittite Microwave Corp. (a)              23,400         813,150
Monolithic Power Systems, Inc.
  (a)                                    39,200         878,472
NetLogic Microsystems, Inc.
  (a)                                    14,100         514,086
Skyworks Solutions, Inc. (a)             74,200         725,676
                                                  -------------
                                                      3,406,612
                                                  -------------

SOFTWARE 8.2%
ANSYS, Inc. (a)                          38,600       1,202,776
Ariba, Inc. (a)                          61,400         604,176
Concur Technologies, Inc. (a)             4,300         133,644
Informatica Corp. (a)                    30,400         522,576
 v  MICROS Systems, Inc. (a)             63,500       1,607,820
Parametric Technology Corp.
  (a)                                    38,200         446,558
Solera Holdings, Inc. (a)                46,700       1,186,180
 v  Sybase, Inc. (a)                     44,800       1,404,032
                                                  -------------
                                                      7,107,762
                                                  -------------

SPECIALTY RETAIL 4.2%
Aeropostale, Inc. (a)                    25,800         884,166
Guess?, Inc.                             45,500       1,172,990
Gymboree Corp. (The) (a)                 25,900         918,932
PetSmart, Inc.                           33,500         718,910
                                                  -------------
                                                      3,694,998
                                                  -------------

TEXTILES, APPAREL & LUXURY GOODS 3.2%
Deckers Outdoor Corp. (a)                 8,500         597,295
Phillips-Van Heusen Corp.                25,000         717,250
 v  Warnaco Group, Inc. (The)
  (a)                                    44,700       1,448,280
                                                  -------------
                                                      2,762,825
                                                  -------------

THRIFTS & MORTGAGE FINANCE 0.5%
NewAlliance Bancshares, Inc.             33,900         389,850
                                                  -------------

TRADING COMPANIES & DISTRIBUTORS 0.7%
Interline Brands, Inc. (a)               41,800         571,824
                                                  -------------




M-348    MainStay VP Small Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES 1.7%
 v  SBA Communications Corp.
  Class A (a)                            60,600   $   1,487,124
                                                  -------------
Total Common Stocks
  (Cost $89,546,482)                                 77,913,694
                                                  -------------


EXCHANGE TRADED FUND 4.9% (B)
---------------------------------------------------------------

 v  iShares Russell 2000
  Growth Index Fund                      75,700       4,291,433
                                                  -------------
Total Exchange Traded Fund
  (Cost $3,891,737)                                   4,291,433
                                                  -------------

                                      PRINCIPAL
                                         AMOUNT
SHORT-TERM INVESTMENT 5.7%
---------------------------------------------------------------

REPURCHASE AGREEMENT 5.7%
State Street Bank and Trust
  Co.
  0.01%, dated 6/30/09
  due 7/1/09
  Proceeds at Maturity
  $4,952,231 (Collateralized
  by a Federal Home Loan Bank
  security with a rate of
  0.90% and a maturity date of
  4/8/10, with a Principal
  Amount of $5,030,000 and a
  Market Value of $5,055,150)        $4,952,230       4,952,230
                                                  -------------
Total Short-Term Investment
  (Cost $4,952,230)                                   4,952,230
                                                  -------------



Total Investments
  (Cost $98,390,449) (c)                  100.1%  $  87,157,357
Liabilities in Excess of
  Cash and Other Assets                    (0.1)       (126,925)
                                          -----    ------------
Net Assets                                100.0%  $  87,030,432
                                          =====    ============





(a)  Non-income producing security.
(b) Exchange Traded Fund--represents a basket of securities that is traded on an exchange.
(c)  At June 30, 2009, cost is $98,717,200 for
     federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  3,648,643
Gross unrealized depreciation       (15,208,486)
                                   ------------
Net unrealized depreciation        $(11,559,843)
                                   ============



The following is a list of the inputs used as of June 30, 2009 for valuing the portfolio's assets.

ASSET VALUATION INPUTS


                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)          TOTAL
Common Stocks
  Aerospace & Defense                            $ 2,141,524    $       --        $     --    $ 2,141,524
  Air Freight & Logistics                          1,120,752            --              --      1,120,752
  Biotechnology                                    2,674,788            --              --      2,674,788
  Capital Markets                                  3,762,872            --              --      3,762,872
  Chemicals                                          963,875            --              --        963,875
  Commercial Banks                                   387,816            --              --        387,816
  Commercial Services & Supplies                   3,332,736            --              --      3,332,736
  Communications Equipment                           992,256            --              --        992,256
  Construction & Engineering                       1,413,243            --              --      1,413,243
  Containers & Packaging                           1,180,446            --              --      1,180,446
  Distributors                                     1,131,760            --              --      1,131,760
  Diversified Consumer Services                    1,199,000            --              --      1,199,000


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-349

                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)          TOTAL
  Diversified Telecommunication Services         $ 1,095,990    $       --             $--    $ 1,095,990
  Electrical Equipment                               461,136            --              --        461,136
  Electronic Equipment & Instruments               2,707,842            --              --      2,707,842
  Energy Equipment & Services                      5,490,332            --              --      5,490,332
  Health Care Equipment & Supplies                 2,717,496            --              --      2,717,496
  Health Care Providers & Services                 3,456,351            --              --      3,456,351
  Health Care Technology                           1,187,829            --              --      1,187,829
  Hotels, Restaurants & Leisure                    2,203,368            --              --      2,203,368
  Household Products                               1,330,595            --              --      1,330,595
  Internet & Catalog Retail                          914,710            --              --        914,710
  Internet Software & Services                     3,329,212            --              --      3,329,212
  IT Services                                      1,354,050            --              --      1,354,050
  Life Sciences Tools & Services                     887,225            --              --        887,225
  Machinery                                        4,249,383            --              --      4,249,383
  Multiline Retail                                 1,427,190            --              --      1,427,190
  Oil, Gas & Consumable Fuels                      1,245,840            --              --      1,245,840
  Personal Products                                1,341,570            --              --      1,341,570
  Pharmaceuticals                                    279,282            --              --        279,282
  Professional Services                              410,832            --              --        410,832
  Real Estate Investment Trusts                      820,965            --              --        820,965
  Road & Rail                                      1,280,433            --              --      1,280,433
  Semiconductors & Semiconductor Equipment         3,406,612            --              --      3,406,612
  Software                                         7,107,762            --              --      7,107,762
  Specialty Retail                                 3,694,998            --              --      3,694,998
  Textiles, Apparel & Luxury Goods                 2,762,825            --              --      2,762,825
  Thrifts & Mortgage Finance                         389,850            --              --        389,850
  Trading Companies & Distributors                   571,824            --              --        571,824
  Wireless Telecommunication Services              1,487,124            --              --      1,487,124
                                                 -----------    ----------        --------    -----------
Total Common Stocks                               77,913,694            --              --     77,913,694
                                                 -----------    ----------        --------    -----------
Exchange Traded Fund                               4,291,433            --              --      4,291,433
                                                 -----------    ----------        --------    -----------
Short-Term Investment
  Repurchase Agreement                                    --     4,952,230              --      4,952,230
                                                 -----------    ----------        --------    -----------
Total Short-Term Investments                              --     4,952,230              --      4,952,230
                                                 -----------    ----------        --------    -----------
TOTAL                                            $82,205,127    $4,952,230             $--    $87,157,357
                                                 ===========    ==========        ========    ===========




The Portfolio did not hold other financial instruments as of June 30, 2009.

At June 30, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).



M-350    MainStay VP Small Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $98,390,449)      $ 87,157,357
Receivables:
  Fund shares sold                         29,370
  Dividends and interest                   26,908
Other assets                                  416
                                     ------------
     Total assets                      87,214,051
                                     ------------
LIABILITIES:
Payables:
  Manager (See Note 3)                     65,075
  Fund shares redeemed                     47,300
  Shareholder communication                27,456
  Professional fees                        26,036
  NYLIFE Distributors (See Note 3)         10,327
  Custodian                                 2,489
  Directors                                 1,612
Accrued expenses                            3,324
                                     ------------
     Total liabilities                    183,619
                                     ------------
Net assets                           $ 87,030,432
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    179,414
Additional paid-in capital            139,773,203
                                     ------------
                                      139,952,617
Accumulated net investment loss          (354,931)
Accumulated net realized loss on
  investments                         (41,334,162)
Net unrealized depreciation on
  investments                         (11,233,092)
                                     ------------
Net assets                           $ 87,030,432
                                     ============


INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 37,224,501
                                     ============
Shares of capital stock outstanding     7,579,633
                                     ============
Net asset value per share
  outstanding                        $       4.91
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 49,805,931
                                     ============
Shares of capital stock outstanding    10,361,808
                                     ============
Net asset value per share
  outstanding                        $       4.81
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-351

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                           $   115,118
  Interest                                  1,138
                                      -----------
     Total income                         116,256
                                      -----------
EXPENSES:
  Manager (See Note 3)                    362,242
  Distribution and service--Service
     Class (See Note 3)                    56,714
  Professional fees                        25,078
  Shareholder communication                14,074
  Custodian                                 4,679
  Directors                                 3,183
  Miscellaneous                             5,217
                                      -----------
     Total expenses                       471,187
                                      -----------
Net investment loss                      (354,931)
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments       (7,776,654)
Net change in unrealized
  depreciation on investments          12,835,124
                                      -----------
Net realized and unrealized gain on
  investments                           5,058,470
                                      -----------
Net increase in net assets
  resulting from operations           $ 4,703,539
                                      ===========






M-352    MainStay VP Small Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2008


                                       2009           2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss            $  (354,931)  $   (718,829)
 Net realized loss on
  investments                    (7,776,654)   (17,865,031)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 12,835,124    (40,748,655)
                                --------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      4,703,539    (59,332,515)
                                --------------------------

Distributions to shareholders:
 From net realized gain on investments:
    Initial Class                        --    (10,997,871)
    Service Class                        --    (13,983,773)
                                --------------------------
 Total distributions to
 shareholders                            --    (24,981,644)
                                --------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          5,111,626     11,799,451
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                          --     24,981,644
 Cost of shares redeemed         (7,765,294)   (26,891,940)
                                --------------------------
    Increase (decrease) in net
     assets derived from
     capital share
     transactions                (2,653,668)     9,889,155
                                --------------------------
    Net increase (decrease) in
     net assets                   2,049,871    (74,425,004)

NET ASSETS:
Beginning of period              84,980,561    159,405,565
                                --------------------------
End of period                   $87,030,432   $ 84,980,561
                                ==========================
Accumulated net investment
 loss at end of period          $  (354,931)  $         --
                                ==========================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-353

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                 INITIAL CLASS
                            --------------------------------------------------------------------------------------
                            SIX MONTHS
                               ENDED
                             JUNE 30,                                YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------------------------------------

                               2009*            2008           2007           2006           2005           2004

Net asset value at
  beginning of period         $  4.63         $ 10.65        $ 11.84        $ 11.14        $ 10.89        $   9.96
                              -------         -------        -------        -------        -------        --------
Net investment loss             (0.02)          (0.03)         (0.06)(a)      (0.06)(a)      (0.03)(a)       (0.06)(a)
Net realized and
  unrealized gain (loss)
  on investments                 0.30           (4.11)         (0.26)          0.76           0.48            0.99
                              -------         -------        -------        -------        -------        --------
Total from investment
  operations                     0.28           (4.14)         (0.32)          0.70           0.45            0.93
                              -------         -------        -------        -------        -------        --------
Less distributions:
  From net realized gain
     on investments                --           (1.88)         (0.87)         (0.00)++       (0.20)             --
                              -------         -------        -------        -------        -------        --------
Net asset value at end of
  period                      $  4.91         $  4.63        $ 10.65        $ 11.84        $ 11.14        $  10.89
                              =======         =======        =======        =======        =======        ========
Total investment return          6.05% (b)(c)  (39.93%)        (3.19%)         6.32%          4.06%           9.40%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss           (0.74%)++       (0.44%)        (0.51%)        (0.52%)        (0.26%)         (0.61%)
  Net expenses                   1.03% ++        0.98%          0.96%          0.98%          0.95%           0.95%
  Expenses (before
     reimbursement)              1.03% ++        0.98%          0.96%          0.98%          0.98%           1.14%
Portfolio turnover rate            22%             73%            81%            60%            41%            108%
Net assets at end of
  period (in 000's)           $37,225         $37,739        $71,218        $92,819        $94,855        $105,650




*    Unaudited.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-354    MainStay VP Small Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                          SERVICE CLASS
      -------------------------------------------------------------------------------------
      SIX MONTHS
         ENDED
       JUNE 30,                               YEAR ENDED DECEMBER 31,
      -------------------------------------------------------------------------------------

         2009*            2008           2007           2006           2005           2004

        $  4.54         $ 10.52        $ 11.74        $ 11.07        $ 10.85        $  9.94
        -------         -------        -------        -------        -------        -------
          (0.02)          (0.04)         (0.09)(a)      (0.09)(a)      (0.06)(a)      (0.08)(a)
           0.29           (4.06)         (0.26)          0.76           0.48           0.99
        -------         -------        -------        -------        -------        -------
           0.27           (4.10)         (0.35)          0.67           0.42           0.91
        -------         -------        -------        -------        -------        -------

             --           (1.88)         (0.87)         (0.00)++       (0.20)            --
        -------         -------        -------        -------        -------        -------
        $  4.81         $  4.54        $ 10.52        $ 11.74        $ 11.07        $ 10.85
        =======         =======        =======        =======        =======        =======
           5.95% (b)(c)  (40.08%)        (3.43%)         6.06%          3.81%          9.13%

          (0.99%)++       (0.69%)        (0.76%)        (0.77%)        (0.51%)        (0.86%)
           1.28% ++        1.23%          1.21%          1.23%          1.20%          1.20%
           1.28% ++        1.23%          1.21%          1.23%          1.23%          1.39%
             22%             73%            81%            60%            41%           108%
        $49,806         $47,242        $85,188        $89,447        $80,314        $56,037




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-355

MAINSTAY VP TOTAL RETURN PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 6/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             6.17%        -15.87%        0.46%        -0.17%




                                            (After Portfolio operating expenses)

                      MAINSTAY VP                TOTAL RETURN     BARCLAYS CAPITAL
                     TOTAL RETURN    S&P 500    CORE COMPOSITE     U.S. AGGREGATE     RUSSELL 1000(R)
                       PORTFOLIO      INDEX          INDEX           BOND INDEX            INDEX
                     ------------    -------    --------------    ----------------    ---------------
06/30/99                 10000        10000          10000              10000              10000
                         11358        10725          10760              10456              10925
                          9687         9134          10243              11631               9291
                          8413         7491           9456              12634               7630
                          8640         7510           9953              13948               7702
                          9608         8945          11104              13993               9203
                         10269         9511          11947              14944               9932
                         10932        10332          12556              14824              10834
                         12555        12459          14386              15731              13047
                         11684        10824          13702              16852              11435
06/30/09                  9829         7987          11758              17871               8382





SERVICE CLASS(2)                                                  AS OF 6/30/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             6.03%        -16.08%        0.20%        -0.43%




                                            (After Portfolio operating expenses)

                      MAINSTAY VP                TOTAL RETURN     BARCLAYS CAPITAL
                     TOTAL RETURN    S&P 500    CORE COMPOSITE     AGGREGATE BOND     RUSSELL 1000(R)
                       PORTFOLIO      INDEX          INDEX              INDEX              INDEX
                     ------------    -------    --------------    ----------------    ---------------
12/31/98                 10000        10000          10000              10000              10000
                         11672        12104          12091              11193               9918
                         11134        11002          11149              11179              11071
                          9919         9694           9761              10726              12006
                          8256         7552           7648               9703              13237
                          9856         9718           9934              11561              13780
                         10458        10776          11067              12557              14378
                         11105        11305          11760              13161              14727
                         12129        13091          13578              14599              15365
                         13008        13810          14362              15533              16436
12/31/08                  9483         8700           8963              12043              17297





 BENCHMARK PERFORMANCE                        SIX           ONE          FIVE           TEN
                                            MONTHS         YEAR          YEARS         YEARS
Russell 1000(R) Index(3)                     4.32%        -26.69%        -1.85%        -1.75%
S&P 500(R) Index(3)                          3.16         -26.21         -2.24         -2.22
Total Return Core Composite Index(3)         3.75         -14.19          1.15          1.63
Barclays Capital U.S. Aggregate Bond
Index(3)                                     1.90           6.05          5.01          5.98
Average Lipper Variable Products Mixed-
  Asset Target Allocation Growth
  Portfolio(4)                               5.94         -19.66          0.32          0.84



1. Performance figures shown for the five-year and ten-year periods ended June 30, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 0.39% and -0.21% for Initial Class shares and 0.17% and -0.44% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The average Lipper variable products mixed-asset target allocation growth portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance.



M-356    MainStay VP Total Return Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP TOTAL RETURN PORTFOLIO --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2009, to June 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2009, to June 30, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/09         6/30/09       PERIOD(1)         6/30/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,061.70        $3.63          $1,021.30         $3.56
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,060.30        $4.90          $1,020.00         $4.81
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.71% for Initial Class and 0.96% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-357

PORTFOLIO COMPOSITION AS OF JUNE 30, 2009

(COMPOSITION PIE CHART)

Common Stocks                                    45.0
U.S. Government & Federal Agencies               26.7
Corporate Bonds                                  11.7
Convertible Bonds                                 5.3
Short-Term Investment                             5.0
Yankee Bonds                                      3.0
Asset-Backed Securities                           2.0
Mortgage-Backed Securities                        1.7
Convertible Preferred Stocks                      1.2
Exchange Traded Funds                             0.6
Municipal Bonds                                   0.3
Loan Assignments & Participations                 0.2
Futures Contracts Long                          0.0++
Futures Contracts Short                         0.0++
Preferred Stock                                 0.0++
Purchased Options                               0.0++
Warrants                                        0.0++
Liabilities in Excess of Cash and Other
  Assets                                         (2.7)






See Portfolio of Investments on page M-362 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS OR ISSUERS HELD AS OF JUNE 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.50%-6.50%, due 2/1/17-10/1/38
    2.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Securities),
        3.00%-6.50%, due 8/1/10-4/1/37
    3.  Government National Mortgage Association
        (Mortgage Pass-Through Securities),
        5.50%-6.50%, due 4/15/29-7/1/36
    4.  United States Treasury Bonds,
        3.50%-6.875%, due 8/15/23-2/15/39
    5.  United States Treasury Notes,
        2.25%-4.875%, due 5/31/14-5/15/19
    6.  Microsoft Corp.
    7.  International Business Machines Corp.
    8.  Federal National Mortgage Association,
        4.625%-5.125%, due 5/1/13-1/2/14
    9.  United Technologies Corp.
   10.  Apple, Inc.







M-358    MainStay VP Total Return Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE PORTFOLIO'S MANAGER.(1)

HOW DID MAINSTAY VP TOTAL RETURN PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2009?

For the six months ended June 30, 2009, MainStay VP Total Return Portfolio returned 6.17% for Initial Class shares and 6.03% for Service Class shares. Both share classes outperformed the 5.94% return of the average Lipper(2) Variable Products Mixed-Asset Target Allocation Growth Portfolio and the 4.32% return of the Russell 1000(R) Index(2) for the six months ended June 30, 2009. The Russell 1000(R) Index was the Portfolio's broad-based securities-market index during the reporting period.

WERE THERE ANY IMPORTANT CHANGES IN THE PORTFOLIO'S STRUCTURE OR DAY-TO-DAY PORTFOLIO MANAGEMENT DURING THE REPORTING PERIOD?

At a special meeting held on June 23, 2009, the Portfolio's Board of Directors approved the following actions: (1) appointment, pursuant to the terms of an exemptive order described on page 119 of the Portfolio's Prospectus, of Epoch Investment Partners, Inc. ("Epoch") as a co-Subadvisor to the Portfolio to manage the Portfolio's equity investments, effective at the opening of the U.S. financial markets on June 29, 2009; (2) the appointment of Dan Roberts and Michael Kimble of MacKay Shields, the Portfolio's existing co-Subadvisor, as additional portfolio managers responsible for the overall asset allocation decisions for the Portfolio, as well as portfolio management of fixed-income investments, effective at the opening of the U.S. financial markets on June 29, 2009; (3) changing the Portfolio's prospectus disclosure to reflect Epoch's Global Equity Yield strategy for equity investments; removing "U.S." with regard to both equity and fixed-income securities; and removing growth securities as a principal risk, effective August 14, 2009; (4) changing the Portfolio's equity benchmark index from the Russell 1000(R) Index to the MSCI World Index, effective August 14, 2009; and (5) changing the Portfolio's name from MainStay VP Total Return Portfolio to MainStay VP Income Builder Portfolio, effective on or about November 13, 2009. For additional information about these changes, please refer to the Supplement dated June 29, 2009, to the Prospectus for MainStay VP Series Fund, Inc., dated May 1, 2009.

DURING THE REPORTING PERIOD, WHICH SECTORS IN THE EQUITY PORTION OF THE PORTFOLIO WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH SECTORS WERE WEAK CONTRIBUTORS?

During the reporting period, the strongest sector contributors to the Portfolio's performance on an absolute basis and relative to the Russell 1000(R) Index were energy, industrials and information technology. The Portfolio's stock selection in the energy sector served the Portfolio well during the first half of 2009. Energy and metals stocks tend to perform well when inflation is a concern. Yet even in the absence of inflation, the Subadvisor believed that oil and gas prices would head significantly higher over time, given high rates of oil reservoir depletion, growing demand from developing regions around the world and a scarcity of new supply. In the industrials sector, strong security selection helped relative performance. The Portfolio held an overweight position in information technology stocks, which contributed to positive relative performance for this sector. The market was

----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The principal risk of mortgage dollar rolls is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Portfolio's investments. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money.

1. During the reporting period, New York Life Investment Management LLC ("New York Life Investments") delegated day-to-day portfolio management responsibilities to MacKay Shields LLC ("Mackay Shields") from January 1, 2009, to June 29, 2009, and to Epoch Investment Partners, Inc., as co-Subadvisor responsible for the equity portion of the Portfolio beginning on June 29, 2009.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-359
attracted to information technology stocks because they were believed to be inexpensive and economically sensitive.

During the reporting period, consumer staples was the Portfolio's weakest sector performer in both absolute and relative terms. Health care was weak in absolute terms, and utilities was weak relative to the Russell 1000(R) Index. Although consumer staples had performed well during the risk-averse fourth quarter of 2008, investors began to sell consumer staples holdings when they saw early signs of an economic recovery. Stock selection in the utilities sector detracted from the Portfolio's performance relative to the Russell 1000(R) Index. An overweight position in the health care sector had a neutral effect on the Portfolio's relative performance.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

Computer and electronic device manufacturer Apple was the strongest contributor to the Portfolio's absolute return. Apple had strong second-quarter earnings, and the company's financial condition remained robust. Research In Motion, best known for its Blackberry devices and software, was a stellar performer for the Portfolio, as strong sales of its smartphones, a promising slate of new products and better earnings visibility for 2009 attracted investors to the stock, which in the opinion of the Subadvisor was selling at very depressed levels. Computer and IT services company International Business Machines was another technology stock that benefited from the recovery during the reporting period.

During the first half of 2009, the Portfolio's worst-performing stock on an absolute basis was railroad operator Norfolk Southern. Weak demand, lower diesel prices (which made trucking more competitive), and the threat of onerous new legislation reduced the company's earnings visibility. Another laggard was biotechnology company Celgene, which suffered not only from a sector rotation away from health care-related stocks but also from slowing sales of Revlimid, a cancer treatment drug and the company's largest product. Shares of Citigroup and U.S. Bancorp moved dramatically lower during the financial crisis, and both stocks detracted from the Portfolio's absolute performance.

DID THE EQUITY PORTION OF THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Portfolio added to its energy holdings with purchases of oil-services companies Schlumberger and Transocean. Late in the reporting period, the Portfolio initiated a position in diversified manufacturing company Ingersoll-Rand. From the time of purchase through the end of the reporting period, the price of the shares rose sharply. Beginning in mid-March, these and other industrial stocks advanced as investors began to sense a potential bottom in the economy as a whole.

The Portfolio sold its position in biotechnology company Celgene after slowing sales of the company's largest product put pressure on the stock price. The Portfolio also sold its position in design and engineering software maker Autodesk after the company posted a net loss for its first quarter of fiscal 2010 (the three months ended 4/30/09) because of a sharp revenue drop and restructuring charges.

HOW WAS THE EQUITY PORTION OF THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2009, the Portfolio held an underweight position in energy and utilities. Both of these positions added to the Portfolio's performance relative to the Russell 1000(R) Index during the reporting period. The Portfolio also held an underweight position in financials, which detracted from the Portfolio's relative performance.

As of June 30, 2009, the Portfolio held an overweight position in consumer staples and health care. Both of these overweight positions detracted from the Portfolio's relative performance during the reporting period.

DURING THE REPORTING PERIOD, WHAT FACTORS AFFECTED THE FIXED-INCOME PORTION OF THE PORTFOLIO?

During the reporting period, the bond market found comfort in early signs of economic recovery and gradually gravitated toward a more cyclical sentiment. The change in attitude from the latter stages of 2008 provided a favorable backdrop for the resurgence of higher-risk assets, especially credit-related products like corporate bonds.



M-360    MainStay VP Total Return Portfolio

Investor confidence was buoyed by accommodative monetary policy and the commitment of the Federal Open Market Committee (FOMC) to lower benchmark financing rates. Moreover, as the pace of economic contraction slowed, tail risk--or the likelihood that investments would substantially exceed their normal volatility range--appeared to diminish.

HOW DID THE FIXED-INCOME PORTION OF THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARK DURING THE REPORTING PERIOD?

The fixed-income portion of the Portfolio had strong performance relative to its benchmark, the Barclays Capital U.S. Aggregate Bond Index.(2) The Portfolio was properly positioned to benefit from tightening credit-related spreads,(3) with overweight positions in high-yield credit and asset-backed securities. The positive effect was reinforced by gains from issue selection in investment-grade credit, notably a bias toward triple-B rated securities, a nimble use of the new-issue pipeline and a variety of well-timed sales.

DID THE FIXED-INCOME PORTION OF THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING PERIOD?

The Subadvisor introduced a bias to a shallower yield-curve slope by adding exposure in the 10-year maturity segment of the curve and subtracting exposure from the two-year maturity segment. Both sides of the trade were executed using Treasury futures. The yield-curve slope steepened as the consensus economic outlook improved and the trades detracted from performance.

The Portfolio had good success with relative-value trading in investment-grade corporate bonds and profited from buying securities that were trading at levels that the Subadvisor felt were inexpensive relative to comparable issues. In many cases funding came from sales of corporate bonds that were believed to be trading at expensive levels relative to comparable issues.

Toward the end of the reporting period, the Subadvisor reduced the Portfolio's allocation to bank debentures guaranteed by the Federal Deposit Insurance Corporation (FDIC) by selling at what were perceived to be attractive prices after spreads had sharply tightened.

During the reporting period, the Subadvisor shifted exposure from mortgage pass-throughs issued by Fannie Mae to similar-coupon securities issued by Ginnie Mae. In the Subadvisor's opinion, the pricing relationship of the Ginnie Mae/Fannie Mae swap was oversold. The swap had become considerably less costly on concerns about deteriortating Ginnie Mae technicals (such as too much supply and too little foreign demand) and a widening gap between Ginnie Mae and Fannie Mae prepayment rates.

The Portfolio's expanded commitment to mortgage pass-throughs aided performance as pass-through spreads tightened nearly 45 basis points to comparable-duration Treasurys during the reporting period. (A basis point is one-hundredth of a percentage point.) The Ginnie Mae/Fannie Mae spread, however, was slow to normalize, and the trade modestly detracted from the Portfolio's performance.

The Portfolio bought several commercial mortgage-backed securities to equalize the Portfolio's weighting with the benchmark. Although declining commercial property fundamentals remained a concern, the Subadvisor believed that government intervention to enhance liquidity might be a more potent force. Indeed, spreads in the commercial mortgage-backed securities sector tightened during the latter stages of the reporting period.

HOW WAS THE FIXED-INCOME PORTION OF THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2009, the fixed-income portion of the Portfolio was overweight relative to the Barclays Capital U.S. Aggregate Bond Index in high-yield credit, agency mortgage-backed securities and asset-backed securities. Offsetting these overweight positions was an underweight position in U.S. Treasurys.

As the market's appetite for risk increased and sponsorship for spread product improved, the Portfolio benefited relative to its peers from an underweight position in nominal Treasurys and from overweight positions in securitized products, high-yield credit and triple-B rated corporate bonds.


----------
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                mainstayinvestments.com    M-361

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2009 UNAUDITED


                                       PRINCIPAL
                                          AMOUNT           VALUE
LONG-TERM BONDS 50.9%+
ASSET-BACKED SECURITIES 2.0%
----------------------------------------------------------------

AUTOMOBILE 0.1%
Superior Wholesale Inventory
  Financing Trust
  Series 2007-AE1, Class A
  0.419%, due 1/15/12 (a)            $   215,000   $     207,933
                                                   -------------


CONSUMER FINANCE 0.2%
Harley-Davidson Motorcycle
  Trust
  Series 2007-1, Class A3
  5.22%, due 3/15/12                     456,970         463,085
                                                   -------------


CONSUMER LOANS 0.3%
Atlantic City Electric
  Transition
  Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                    850,000         880,852
                                                   -------------


CREDIT CARDS 0.7%
Chase Issuance Trust
  Series 2006-C4, Class C4
  0.609%, due 1/15/14 (a)                780,000         682,997
Citibank Credit Card
  Issuance Trust
  Series 2006-C4, Class C4
  0.538%, due 1/9/12 (a)                 855,000         841,279
Murcie Lago International,
  Ltd.
  Series 2006-1X, Class A
  0.538%, due 3/27/11
  (a)(b)(c)                              295,000         275,385
                                                   -------------
                                                       1,799,661
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 0.4%
Dominos Pizza Master Issuer
  LLC
  Series 2007-1, Class A2
  5.261%, due 4/25/37 (d)                575,000         442,160
Dunkin Securitization
  Series 2006-1, Class A2
  5.779%, due 6/20/31 (d)                385,000         347,782
USXL Funding LLC
  Series 2006-1A, Class A
  5.379%, due 4/15/14 (b)(d)              99,020          92,565
                                                   -------------
                                                         882,507
                                                   -------------

ELECTRIC 0.0%++
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                       72,185          67,132
                                                   -------------


HOME EQUITY 0.3%
Citicorp Residential
  Mortgage
  Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (e)                295,000         263,992
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (e)                450,000         422,983
                                                   -------------
                                                         686,975
                                                   -------------
Total Asset-Backed
  Securities
  (Cost $5,332,378)                                    4,988,145
                                                   -------------


CONVERTIBLE BONDS 5.3%
----------------------------------------------------------------

AEROSPACE & DEFENSE 0.2%
L-3 Communications Corp.
  3.00%, due 8/1/35                      292,000         282,145
Triumph Group, Inc.
  2.625%, due 10/1/26                    217,000         212,931
                                                   -------------
                                                         495,076
                                                   -------------

AIRLINES 0.1%
JetBlue Airways Corp.
  3.75%, due 3/15/35                     171,000         164,588
                                                   -------------


BANKS 0.4%
National City Corp.
  4.00%, due 2/1/11                    1,100,000       1,086,250
                                                   -------------


BIOTECHNOLOGY 0.2%
Amgen, Inc.
  0.125%, due 2/1/11                     247,000         235,885
Enzon Pharmaceuticals, Inc.
  4.00%, due 6/1/13                      231,000         218,295
Gilead Sciences, Inc.
  0.625%, due 5/1/13                      70,000          90,737
                                                   -------------
                                                         544,917
                                                   -------------

COAL 0.1%
Peabody Energy Corp.
  4.75%, due 12/15/66                    187,000         135,341
                                                   -------------


COMMERCIAL SERVICES 0.1%
Alliance Data Systems Corp.
  1.75%, due 8/1/13 (d)                  193,000         142,820
Sotheby's
  3.125%, due 6/15/13                    135,000         106,988
                                                   -------------
                                                         249,808
                                                   -------------



 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings or issuers held, as of June 30, 2009, excluding short-term investment. May be subject to change daily.


M-362    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
COMPUTERS 0.2%
EMC Corp.
  1.75%, due 12/1/11                 $   526,000   $     547,040
Mentor Graphics Corp.
  6.25%, due 3/1/26                       72,000          56,880
                                                   -------------
                                                         603,920
                                                   -------------

DISTRIBUTION & WHOLESALE 0.1%
WESCO International, Inc.
  1.75%, due 11/15/26                    211,000         175,921
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 0.1%
NASDAQ OMX Group, Inc. (The)
  2.50%, due 8/15/13                     248,000         204,600
                                                   -------------


ELECTRICAL COMPONENTS & EQUIPMENT 0.1%
General Cable Corp.
  0.875%, due 11/15/13                   206,000         187,975
                                                   -------------


ELECTRONICS 0.3%
Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24                      323,000         394,464
Itron, Inc.
  2.50%, due 8/1/26                      122,000         133,895
TTM Technologies, Inc.
  3.25%, due 5/15/15                     201,000         146,730
                                                   -------------
                                                         675,089
                                                   -------------

ENERGY--ALTERNATE SOURCES 0.2%
Covanta Holding Corp.
  1.00%, due 2/1/27                      637,000         555,782
                                                   -------------


ENTERTAINMENT 0.1%
Lions Gate Entertainment
  Corp.
  2.938%, due 10/15/24                    41,000          33,005
  3.625%, due 3/15/25                    197,000         151,690
                                                   -------------
                                                         184,695
                                                   -------------

ENVIRONMENTAL CONTROLS 0.1%
Waste Connections, Inc.
  3.75%, due 4/1/26                      231,000         237,353
                                                   -------------


FOOD 0.2%
Great Atlantic & Pacific Tea
  Co.
  5.125%, due 6/15/11                     60,000          44,100
  6.75%, due 12/15/12                    238,000         146,370
Spartan Stores, Inc.
  3.375%, due 5/15/27                    390,000         259,837
                                                   -------------
                                                         450,307
                                                   -------------

HEALTH CARE--PRODUCTS 0.3%
Medtronic, Inc.
  1.625%, due 4/15/13                    694,000         642,817
                                                   -------------


HOME BUILDERS 0.0%++
DR Horton, Inc.
  2.00%, due 5/15/14                      75,000          72,000
                                                   -------------


IRON & STEEL 0.2%
Allegheny Technologies
  4.25%, due 6/1/14                      129,000         142,545
ArcelorMittal
  5.00%, due 5/15/14                     131,000         166,043
Steel Dynamics, Inc.
  5.125%, due 6/15/14                    118,000         130,390
                                                   -------------
                                                         438,978
                                                   -------------

MEDIA 0.0%++
Central European Media
  Enterprises, Ltd.
  3.50%, due 3/15/13 (d)                 132,000          85,305
                                                   -------------


MINING 0.0%++
Alcoa, Inc.
  5.25%, due 3/15/14                      64,000         112,400
                                                   -------------


MISCELLANEOUS--MANUFACTURING 0.1%
Eastman Kodak Co.
  3.375%, due 10/15/33                   190,000         153,900
Ingersoll-Rand Co.
  4.50%, due 4/15/12                      38,000          51,063
                                                   -------------
                                                         204,963
                                                   -------------

OIL & GAS 0.9%
Chesapeake Energy Corp.
  2.50%, due 5/15/37                     506,000         360,525
Nabors Industries, Inc.
  0.94%, due 5/15/11                     500,000         467,500
St. Mary Land & Exploration
  Co.
  3.50%, due 4/1/27                      315,000         266,175
Transocean, Inc.
  Series C
  1.50%, due 12/15/37                    824,000         730,270
  Series A
  1.625%, due 12/15/37                   425,000         403,750
                                                   -------------
                                                       2,228,220
                                                   -------------

OIL & GAS SERVICES 0.2%
Cameron International Corp.
  2.50%, due 6/15/26                     122,000         139,233


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-363

                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
OIL & GAS SERVICES (CONTINUED)
Schlumberger, Ltd.
  Series B
  2.125%, due 6/1/23                 $   279,000   $     413,966
                                                   -------------
                                                         553,199
                                                   -------------

PHARMACEUTICALS 0.4%
ALZA Corp.
  (zero coupon), due 7/28/20             523,000         453,049
Teva Pharmaceutical Finance
  Co. B.V.
  Series D
  1.75%, due 2/1/26                      548,000         618,555
                                                   -------------
                                                       1,071,604
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 0.1%
Macerich Co. (The)
  3.25%, due 3/15/12 (d)                 118,000          93,220
Vornado Realty Trust
  3.625%, due 11/15/26                   313,000         284,830
                                                   -------------
                                                         378,050
                                                   -------------

RETAIL 0.0%++
Costco Wholesale Corp.
  (zero coupon), due 8/19/17             114,000         118,845
                                                   -------------


SEMICONDUCTORS 0.2%
Microchip Technology, Inc.
  2.125%, due 12/15/37                   120,000          90,900
Micron Technology, Inc.
  4.25%, due 10/15/13                     90,000         105,075
ON Semiconductor Corp.
  2.625%, due 12/15/26                   150,000         134,625
Teradyne, Inc.
  4.50%, due 3/15/14                      47,000          67,856
                                                   -------------
                                                         398,456
                                                   -------------

SOFTWARE 0.2%
Sybase, Inc.
  1.75%, due 2/22/25                     244,000         314,150
SYNNEX Corp.
  4.00%, due 5/15/18 (d)                  93,000          96,836
                                                   -------------
                                                         410,986
                                                   -------------

TELECOMMUNICATIONS 0.2%
Anixter International, Inc.
  1.00%, due 2/15/13                     291,000         241,166
SBA Communications Corp.
  1.875%, due 5/1/13 (d)                 285,000         236,194
                                                   -------------
                                                         477,360
                                                   -------------
Total Convertible Bonds
  (Cost $14,611,663)                                  13,144,805
                                                   -------------


CORPORATE BONDS 11.7%
----------------------------------------------------------------

ADVERTISING 0.0%++
Lamar Media Corp.
  6.625%, due 8/15/15                     50,000          43,750
                                                   -------------


AGRICULTURE 0.2%
Cargill, Inc.
  4.375%, due 6/1/13 (d)                 300,000         293,470
Lorillard Tobacco Co.
  8.125%, due 6/23/19                    165,000         170,736
Reynolds American, Inc.
  7.625%, due 6/1/16                      24,000          24,072
                                                   -------------
                                                         488,278
                                                   -------------

AIRLINES 0.0%++
Delta Air Lines, Inc.
  (Escrow Shares)
  2.875%, due 2/6/24 (f)(g)               35,000             289
  2.875%, due 2/18/24
  (d)(f)(g)                               20,000             165
  8.00%, due 6/3/23 (f)(g)                60,000             495
  8.30%, due 12/15/29 (f)(g)              15,000             105
Northwest Airlines, Inc.
  (Escrow Shares)
  7.625%, due 11/15/23
  (f)(g)                                  28,100             178
  8.875%, due 6/1/49 (f)(g)               20,000             100
  10.00%, due 2/1/49(f)(g)                11,900              60
                                                   -------------
                                                           1,392
                                                   -------------

AUTO MANUFACTURERS 0.2%
Daimler Finance North
  America LLC
  7.30%, due 1/15/12                     530,000         548,839
                                                   -------------


AUTO PARTS & EQUIPMENT 0.1%
FleetPride Corp.
  11.50%, due 10/1/14 (d)                 95,000          83,600
Goodyear Tire & Rubber Co.
  (The)
  8.625%, due 12/1/11                     45,000          44,325
                                                   -------------
                                                         127,925
                                                   -------------

BANKS 1.4%
Bank of America Corp.
  7.625%, due 6/1/19                     475,000         477,119
Bank of America N.A.
  1.70%, due 12/23/10 (h)                815,000         824,418
Citigroup, Inc.
  8.50%, due 5/22/19                     252,500         256,853



M-364    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
BANKS (CONTINUED)
GMAC LLC
  8.00%, due 11/1/31 (d)             $   128,000   $      89,600
PNC Funding Corp.
  2.30%, due 6/22/12 (h)               1,495,000       1,507,175
USB Capital IX
  6.189%, due 4/15/49 (a)                135,000          91,125
Wachovia Corp.
  5.50%, due 5/1/13                      200,000         206,601
                                                   -------------
                                                       3,452,891
                                                   -------------

BEVERAGES 0.3%
Anheuser-Busch InBev
  Worldwide, Inc.
  5.375%, due 11/15/14 (d)               595,000         600,307
Constellation Brands, Inc.
  7.25%, due 5/15/17                      20,000          18,500
                                                   -------------
                                                         618,807
                                                   -------------

BUILDING MATERIALS 0.2%
USG Corp.
  6.30%, due 11/15/16                    630,000         466,200
                                                   -------------


CHEMICALS 0.2%
Dow Chemical Co. (The)
  8.55%, due 5/15/19                     240,000         240,427
Millennium America, Inc.
  7.625%, due 11/15/26 (f)                75,000           5,250
Mosaic Global Holdings, Inc.
  7.375%, due 12/1/14 (d)                 50,000          51,500
  7.625%, due 12/1/16 (d)                 65,000          65,894
Phibro Animal Health Corp.
  10.00%, due 8/1/13 (d)                  55,000          48,400
Tronox Worldwide LLC/Tronox
  Finance Corp.
  9.50%, due 12/1/12 (f)                  65,000          10,400
                                                   -------------
                                                         421,871
                                                   -------------

COAL 0.0%++
Peabody Energy Corp.
  7.375%, due 11/1/16                     45,000          42,525
  7.875%, due 11/1/26                     75,000          64,687
                                                   -------------
                                                         107,212
                                                   -------------

COMMERCIAL SERVICES 0.0%++
Cardtronics, Inc.
  9.25%, due 8/15/13                      35,000          31,325
Service Corp. International
  7.625%, due 10/1/18                     35,000          32,463
                                                   -------------
                                                          63,788
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 2.1%
American Real Estate
  Partners, L.P./American
  Real Estate Finance Corp.
  7.125%, due 2/15/13                    165,000         148,913
  8.125%, due 6/1/12                     195,000         179,400
AmeriCredit Corp.
  8.50%, due 7/1/15                       65,000          60,450
Ford Motor Credit Co. LLC
  7.375%, due 10/28/09                    45,000          44,614
General Electric Capital
  Corp.
  6.875%, due 1/10/39                    270,000         243,031
Harley-Davidson Funding
  Corp.
  6.80%, due 6/15/18 (d)                 180,000         156,171
John Deere Capital Corp.
  2.875%, due 6/19/12 (h)              1,665,000       1,706,107
JPMorgan Chase & Co.
  2.125%, due 6/22/12 (h)              1,770,000       1,776,570
LaBranche & Co., Inc.
  11.00%, due 5/15/12                     30,000          27,338
Merrill Lynch & Co., Inc.
  6.05%, due 8/15/12                     300,000         300,793
Morgan Stanley
  6.00%, due 4/28/15                     525,000         523,629
                                                   -------------
                                                       5,167,016
                                                   -------------

ELECTRIC 0.4%
DTE Energy Co.
  7.625%, due 5/15/14                    270,000         281,788
NRG Energy, Inc.
  7.25%, due 2/1/14                       10,000           9,700
  7.375%, due 2/1/16                      20,000          18,925
Reliant Energy Mid-Atlantic
  Power Holdings LLC
  Series C
  9.681%, due 7/2/26                      60,000          56,700
RRI Energy, Inc.
  7.625%, due 6/15/14                     20,000          18,300
  7.875%, due 6/15/17                    135,000         120,825
Toledo Edison Co. (The)
  7.25%, due 5/1/20                      385,000         428,666
                                                   -------------
                                                         934,904
                                                   -------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.0%++
Belden, Inc.
  7.00%, due 3/15/17                      60,000          53,100
                                                   -------------


ENTERTAINMENT 0.2%
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14                      45,000          37,350
Mohegan Tribal Gaming
  Authority
  6.375%, due 7/15/09                     70,000          68,250


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-365

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ENTERTAINMENT (CONTINUED)
Penn National Gaming, Inc.
  6.75%, due 3/1/15                  $   120,000   $     109,200
Speedway Motorsports, Inc.
  6.75%, due 6/1/13                      115,000         110,400
Vail Resorts, Inc.
  6.75%, due 2/15/14                     115,000         110,975
                                                   -------------
                                                         436,175
                                                   -------------

ENVIRONMENTAL CONTROLS 0.0%++
Geo Sub Corp.
  11.00%, due 5/15/12                     55,000          40,838
                                                   -------------


FOOD 0.0%++
Stater Brothers Holdings
  7.75%, due 4/15/15                      16,000          15,360
                                                   -------------


FOREST PRODUCTS & PAPER 0.1%
Bowater, Inc.
  9.375%, due 12/15/21 (f)               165,000          23,925
Georgia-Pacific Corp.
  7.00%, due 1/15/15 (d)                 100,000          93,500
  8.00%, due 1/15/24                      15,000          12,750
  8.875%, due 5/15/31                     20,000          17,300
                                                   -------------
                                                         147,475
                                                   -------------

GAS 0.3%
Sempra Energy
  6.50%, due 6/1/16                      675,000         704,594
                                                   -------------


HAND & MACHINE TOOLS 0.0%++
Baldor Electric Co.
  8.625%, due 2/15/17                     60,000          55,500
                                                   -------------


HEALTH CARE--PRODUCTS 0.1%
Beckman Coulter, Inc.
  6.00%, due 6/1/15                       85,000          89,052
Cooper Cos., Inc. (The)
  7.125%, due 2/15/15                     15,000          13,987
Invacare Corp.
  9.75%, due 2/15/15                      70,000          70,700
Universal Hospital Services,
  Inc.
  4.635%, due 6/1/15 (a)                  30,000          24,150
  8.50%, due 6/1/15 (i)                   30,000          28,275
VWR Funding, Inc.
  Series B
  10.25%, due 7/15/15 (i)                 60,000          47,400
                                                   -------------
                                                         273,564
                                                   -------------

HEALTH CARE--SERVICES 1.2%
Alliance Imaging, Inc.
  7.25%, due 12/15/12                     25,000          24,250
CIGNA Corp.
  8.50%, due 5/1/19                      435,000         441,032
Community Health Systems,
  Inc.
  8.875%, due 7/15/15                    145,000         142,100
HCA, Inc.
  8.75%, due 9/1/10                       85,000          85,213
Highmark, Inc.
  6.80%, due 8/15/13 (b)(d)              835,000         773,079
Psychiatric Solutions, Inc.
  7.75%, due 7/15/15                      60,000          54,900
Roche Holdings, Inc.
  6.00%, due 3/1/19 (d)                  500,000         533,140
WellPoint, Inc.
  5.00%, due 12/15/14                    940,000         916,529
                                                   -------------
                                                       2,970,243
                                                   -------------

HOLDING COMPANY--DIVERSIFIED 0.0%++
Susser Holdings LLC/Susser
  Finance Corp.
  10.625%, due 12/15/13                   40,000          40,100
                                                   -------------


HOUSEHOLD PRODUCTS & WARES 0.0%++
Jarden Corp.
  7.50%, due 5/1/17                       45,000          39,375
Libbey Glass, Inc.
  8.26%, due 6/1/11 (a)                   50,000          31,000
                                                   -------------
                                                          70,375
                                                   -------------

INSURANCE 0.1%
Crum & Forster Holdings
  Corp.
  7.75%, due 5/1/17                      140,000         121,450
HUB International Holdings,
  Inc.
  9.00%, due 12/15/14 (d)                125,000         102,031
USI Holdings Corp.
  4.758%, due 11/15/14
  (a)(d)                                  25,000          16,250
  9.75%, due 5/15/15 (d)                  65,000          43,550
                                                   -------------
                                                         283,281
                                                   -------------

LODGING 0.1%
Boyd Gaming Corp.
  7.75%, due 12/15/12                    110,000         102,300
Gaylord Entertainment Co.
  6.75%, due 11/15/14                     30,000          22,425
  8.00%, due 11/15/13                     20,000          17,050
MTR Gaming Group, Inc.
  Series B
  9.00%, due 6/1/12                       15,000          10,275
  9.75%, due 4/1/10                       40,000          38,300



M-366    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
LODGING (CONTINUED)
Seminole Hard Rock
  Entertainment,
  Inc./Seminole Hard Rock
  International LLC
  3.129%, due 3/15/14 (a)(d)         $    55,000   $      37,950
                                                   -------------
                                                         228,300
                                                   -------------

MEDIA 0.8%
ION Media Networks, Inc.
  9.041%, due 1/15/13
  (a)(d)(f)(i)                            23,884             239
Morris Publishing Group LLC
  7.00%, due 8/1/13 (f)                   49,000           2,450
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (d)                   50,000          50,375
Time Warner Cable, Inc.
  8.25%, due 2/14/14                     680,000         762,208
Time Warner Entertainment
  Co., L.P.
  10.15%, due 5/1/12                     620,000         694,634
Time Warner, Inc.
  7.70%, due 5/1/32                      485,000         476,593
Ziff Davis Media, Inc.
  8.875%, due 7/15/11
  (a)(b)(c)(i)                            12,249           4,655
                                                   -------------
                                                       1,991,154
                                                   -------------

METAL FABRICATE & HARDWARE 0.0%++
Mueller Water Products, Inc.
  7.375%, due 6/1/17                      60,000          44,250
Neenah Foundary Co.
  9.50%, due 1/1/17                       85,000          18,700
                                                   -------------
                                                          62,950
                                                   -------------

MINING 0.3%
Alcoa, Inc.
  5.90%, due 2/1/27                      440,000         313,744
Freeport-McMoRan Copper &
  Gold, Inc.
  8.25%, due 4/1/15                       35,000          35,350
  8.375%, due 4/1/17                      75,000          75,562
Vulcan Materials Co.
  6.30%, due 6/15/13                     400,000         412,251
                                                   -------------
                                                         836,907
                                                   -------------

MISCELLANEOUS--MANUFACTURING 0.0%++
Actuant Corp.
  6.875%, due 6/15/17                     55,000          50,050
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14                       75,000          64,125
                                                   -------------
                                                         114,175
                                                   -------------

OIL & GAS 0.5%
Chaparral Energy, Inc.
  8.50%, due 12/1/15                      90,000          55,800
Chesapeake Energy Corp.
  6.50%, due 8/15/17                      95,000          79,800
Devon OEI Operating, Inc.
  7.25%, due 10/1/11                     445,000         486,936
Forest Oil Corp.
  7.25%, due 6/15/19                      90,000          80,550
  8.00%, due 12/15/11                     55,000          54,725
Hilcorp Energy I,
  L.P./Hilcorp Finance Co.
  9.00%, due 6/1/16 (d)                   35,000          30,450
Newfield Exploration Co.
  6.625%, due 4/15/16                     70,000          63,175
Pemex Project Funding Master
  Trust 6.625%, due 6/15/35               75,000          67,832
Pride International, Inc.
  7.375%, due 7/15/14                     35,000          34,738
Regency Energy Partners,
  L.P./Regency Energy
  Finance Corp.
  8.375%, due 12/15/13                    55,000          53,075
Stone Energy Corp.
  6.75%, due 12/15/14                     50,000          31,500
Whiting Petroleum Corp.
  7.00%, due 2/1/14                       85,000          78,838
                                                   -------------
                                                       1,117,419
                                                   -------------

OIL & GAS SERVICES 0.0%++
Allis-Chalmers Energy, Inc.
  8.50%, due 3/1/17                       14,000           9,380
  9.00%, due 1/15/14                      19,000          13,490
Complete Production
  Services, Inc.
  8.00%, due 12/15/16                    110,000          94,050
                                                   -------------
                                                         116,920
                                                   -------------

PHARMACEUTICALS 0.8%
Catalent Pharma Solutions,
  Inc.
  10.25%, due 4/15/15 (i)                 95,000          49,519
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                     935,000       1,002,875
NBTY, Inc.
  7.125%, due 10/1/15                     45,000          42,075
Pfizer, Inc.
  6.20%, due 3/15/19                     810,000         885,835
                                                   -------------
                                                       1,980,304
                                                   -------------

PIPELINES 1.1%
ANR Pipeline Co.
  9.625%, due 11/1/21                     40,000          56,579
Copano Energy LLC
  8.125%, due 3/1/16                      45,000          42,300
El Paso Natural Gas Co.
  7.50%, due 11/15/26                     65,000          64,290
Energy Transfer Partners,
  L.P.
  8.50%, due 4/15/14                     145,000         162,639


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-367

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
PIPELINES (CONTINUED)
Gulfstream Natural Gas
  System LLC
  6.95%, due 6/1/16 (d)              $   540,000   $     565,502
Magellan Midstream Partners
  6.55%, due 7/15/19                     130,000         133,446
MarkWest Energy Partners,
  L.P./MarkWest Energy
  Finance Corp.
  Series B
  6.875%, due 11/1/14                     60,000          50,100
  8.50%, due 7/15/16                      15,000          12,900
NGPL Pipeco LLC
  6.514%, due 12/15/12 (d)               535,000         560,782
Nustar Logistics
  7.65%, due 4/15/18                     175,000         169,876
Panhandle Eastern Pipeline
  Co., L.P.
  6.20%, due 11/1/17                     830,000         800,130
                                                   -------------
                                                       2,618,544
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 0.3%
Health Care Property
  Investors, Inc.
  6.00%, due 1/30/17                     585,000         495,918
Host Marriott, L.P.
  6.375%, due 3/15/15                     85,000          73,525
  Series Q
  6.75%, due 6/1/16                       35,000          30,362
Omega Healthcare Investors,
  Inc.
  7.00%, due 4/1/14                       70,000          63,875
                                                   -------------
                                                         663,680
                                                   -------------

RETAIL 0.3%
CVS Caremark Corp.
  5.789%, due 1/10/26 (d)                 63,954          55,001
Home Depot, Inc.
  5.40%, due 3/1/16                      265,000         264,529
Rite Aid Corp.
  8.625%, due 3/1/15                      87,000          57,855
  9.375%, due 12/15/15                    45,000          29,700
Star Gas Partners, L.P./Star
  Gas
  Finance Co.
  Series B
  10.25%, due 2/15/13                     10,000           9,800
TJX Cos., Inc.
  6.95%, due 4/15/19                     195,000         217,259
                                                   -------------
                                                         634,144
                                                   -------------

TELECOMMUNICATIONS 0.2%
GCI, Inc.
  7.25%, due 2/15/14                      45,000          41,062
iPCS, Inc.
  3.153%, due 5/1/13 (a)                  20,000          15,800
Lucent Technologies, Inc.
  6.45%, due 3/15/29                     178,000         101,015
  6.50%, due 1/15/28                      65,000          36,400
PAETEC Holding Corp.
  9.50%, due 7/15/15                      45,000          39,038
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11                      35,000          33,950
Qwest Corp.
  7.125%, due 11/15/43                    15,000          10,425
  7.25%, due 9/15/25                      30,000          22,950
  7.50%, due 10/1/14                      95,000          90,606
  8.875%, due 3/15/12                     20,000          20,150
                                                   -------------
                                                         411,396
                                                   -------------

TEXTILES 0.0%++
INVISTA
  9.25%, due 5/1/12 (d)                   75,000          70,687
                                                   -------------


TRANSPORTATION 0.2%
Union Pacific Corp.
  6.125%, due 1/15/12                    375,000         391,940
                                                   -------------


TRUCKING & LEASING 0.0%++
Greenbrier Cos., Inc.
  8.375%, due 5/15/15                     25,000          14,000
                                                   -------------
Total Corporate Bonds
  (Cost $29,727,095)                                  28,785,998
                                                   -------------


LOAN ASSIGNMENTS & PARTICIPATIONS 0.2% (j)
----------------------------------------------------------------

BUILDINGS & REAL ESTATE 0.0%++
LNR Property Corp.
  Initial Tranche B Term
  Loan
  3.82%, due 7/12/11                     123,200          61,723
                                                   -------------


HEALTHCARE, EDUCATION & CHILDCARE 0.1%
Community Health Systems,
  Inc.
  Term Loan
  2.898%, due 7/25/14                    123,477         110,933
HCA, Inc.
  Term Loan B
  2.848%, due 11/18/13                   138,433         124,743
Talecris Biotherapeutics,
  Inc.
  2nd Lien Term Loan
  7.42%, due 12/6/14                     100,000          89,000
                                                   -------------
                                                         324,676
                                                   -------------




M-368    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
MACHINERY 0.0%++
BHM Technologies LLC
  Exit Term Loan B
  8.50%, due 11/26/10 (b)(c)         $    44,420   $       7,218
                                                   -------------


RETAIL STORE 0.1%
Toys 'R' Us (Delaware), Inc.
  Term Loan
  5.315%, due 1/19/13                    100,000          79,500
                                                   -------------
Total Loan Assignments &
  Participations
  (Cost $698,694)                                        473,117
                                                   -------------


MORTGAGE-BACKED SECURITIES 1.7%
----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.7%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45                   696,128         692,343
  Series 2007-2, Class A4
  5.867%, due 4/10/49                    290,000         219,626
Bayview Commercial Asset
  Trust Series 2006-4A,
  Class A1
  0.544%, due 12/25/36
  (a)(b)(d)                              232,246         137,285
Bear Stearns Commercial
  Mortgage Securities
  Series 2007-PW16, Class A4
  5.909%, due 6/11/40                    290,000         237,997
Citigroup Commercial
  Mortgage Trust
  Series 2008-C7, Class A4
  6.299%, due 12/10/49                   150,000         122,630
Citigroup/Deutsche Bank
  Commercial Mortgage Trust
  Series 2006-CD3, Class A5
  5.617%, due 10/15/48                   170,000         138,360
Commercial Mortgage Loan
  Trust
  6.02%, due 12/10/49 (a)                715,000         530,153
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (d)               480,000         320,471
GS Mortgage Securities Corp.
  II
  Series 2007-GG10, Class A4
  5.81%, due 8/10/45 (a)                 580,000         438,289
LB-UBS Commercial Mortgage
  Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                    202,441         201,498
  Series 2004-C7, Class A1
  3.625%, due 10/15/29                    65,308          65,176
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  1.06%, due 2/25/42
  (a)(b)(c)(d)                           500,738         471,145
Timberstar Trust
  Series 2006-1, Class A
  5.668%, due 10/15/36
  (c)(d)                                 160,000         130,606
Wachovia Bank Commercial
  Mortgage Trust
  Series 2007-C33, Class A4
  6.10%, due 2/15/51 (a)                 715,000         526,383
                                                   -------------
Total Mortgage-Backed
  Securities
  (Cost $4,739,176)                                    4,231,962
                                                   -------------


MUNICIPAL BONDS 0.3%
----------------------------------------------------------------

TEXAS 0.2%
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)                 395,000         394,956
                                                   -------------


WEST VIRGINIA 0.1%
Tobacco Settlement Finance
  Authority of West Virginia
  7.467%, due 6/1/47                     455,000         291,819
                                                   -------------
Total Municipal Bonds
  (Cost $850,000)                                        686,775
                                                   -------------


U.S. GOVERNMENT & FEDERAL AGENCIES 26.7%
----------------------------------------------------------------

FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATION) 0.1%
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                     295,700         307,250
                                                   -------------


FEDERAL HOME LOAN BANK 0.5%
  5.00%, due 11/17/17                  1,050,000       1,117,320
                                                   -------------


FEDERAL HOME LOAN MORTGAGE CORPORATION 0.3%
  5.75%, due 6/27/16                     630,000         641,324
                                                   -------------


v FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 3.5%
  3.00%, due 8/1/10                      190,606         191,591
  4.30%, due 3/1/35 (a)                  580,150         601,022
  5.00%, due 8/1/33                      455,084         465,376
  5.00%, due 10/1/35                     814,159         831,301
  5.036%, due 6/1/35 (a)                 733,983         742,143
  5.50%, due 1/1/21                    1,289,376       1,352,555


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-369

                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.50%, due 2/1/33                  $   256,445   $     266,260
  5.50%, due 7/1/34                    1,584,316       1,643,464
  5.50%, due 11/1/35                     919,315         952,200
  6.00%, due 3/1/36                      869,484         909,986
  6.50%, due 4/1/37                      598,722         636,963
                                                   -------------
                                                       8,592,861
                                                   -------------

v FEDERAL NATIONAL MORTGAGE ASSOCIATION 1.0%
  4.625%, due 5/1/13                   1,990,000       2,020,228
  5.125%, due 1/2/14                     545,000         555,001
                                                   -------------
                                                       2,575,229
                                                   -------------

v FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 11.9%
  4.50%, due 4/1/18                      420,067         435,802
  4.50%, due 7/1/18                    1,431,510       1,485,132
  4.50%, due 9/1/20                      585,511         603,784
  4.50%, due 6/1/23                    1,831,830       1,872,008
  5.00%, due 9/1/20                      244,177         254,386
  5.00%, due 10/1/20                     245,486         255,750
  5.00%, due 12/1/20                   1,239,009       1,290,815
  5.00%, due 7/1/34 TBA (k)              370,000         376,706
  5.00%, due 7/1/35                      396,640         405,239
  5.50%, due 2/1/17                    1,453,434       1,536,007
  5.50%, due 4/1/21                    1,449,781       1,524,445
  5.50%, due 6/1/21                    2,052,283       2,152,203
  5.50%, due 11/1/33                   1,325,449       1,375,347
  5.50%, due 12/1/33                     846,932         878,816
  5.50%, due 6/1/34                    1,012,221       1,049,695
  5.50%, due 7/1/37                    1,178,101       1,217,851
  5.50%, due 10/1/38                   4,163,428       4,313,661
  6.00%, due 1/1/33                      442,987         467,084
  6.00%, due 3/1/33                      473,871         499,054
  6.00%, due 9/1/34                      587,714         618,029
  6.00%, due 9/1/35                    1,884,065       1,982,037
  6.00%, due 10/1/35                   1,397,048       1,465,618
  6.00%, due 6/1/36                    1,041,376       1,090,861
  6.00%, due 4/1/37                      923,659         963,798
  6.50%, due 6/1/31                      163,052         175,234
  6.50%, due 8/1/31                      146,868         157,840
  6.50%, due 10/1/31                     212,795         228,692
  6.50%, due 2/1/37                      629,720         671,550
                                                   -------------
                                                      29,347,444
                                                   -------------

FREDDIE MAC
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.2%
  Series 2632, Class NH
  3.50%, due 6/15/13                     422,049         429,510
                                                   -------------

FREDDIE MAC REFERENCE REMIC
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.2%
  Series R001, Class AE
  4.375%, due 4/15/15                    577,971         593,264
                                                   -------------


v GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 3.4%
  5.50%, due 7/1/35 TBA (k)            2,370,000       2,447,025
  6.00%, due 4/15/29                     350,799         366,918
  6.00%, due 8/15/32                     674,622         704,334
  6.00%, due 7/1/36 TBA (k)            2,110,000       2,197,696
  6.50%, due 7/1/33 TBA (k)            2,470,000       2,620,517
                                                   -------------
                                                       8,336,490
                                                   -------------

v UNITED STATES TREASURY BONDS 2.7%
  3.50%, due 2/15/39                   3,270,000       2,827,536
  6.25%, due 8/15/23                   1,130,000       1,376,481
  6.25%, due 5/15/30                   1,780,000       2,256,706
  6.875%, due 8/15/25                    220,000         288,234
                                                   -------------
                                                       6,748,957
                                                   -------------

v UNITED STATES TREASURY NOTES 2.6%
  2.25%, due 5/31/14                   2,125,000       2,096,440
  3.125%, due 5/15/19                  3,640,000       3,520,572
  4.00%, due 8/15/18                     425,000         440,838
  4.75%, due 8/15/17                       2,000           2,192
  4.875%, due 8/15/16                    240,000         265,331
                                                   -------------
                                                       6,325,373
                                                   -------------

UNITED STATES TREASURY STRIP PRINCIPAL 0.3%
  (zero coupon), due 8/15/28           1,485,000         630,907
                                                   -------------
Total U.S. Government & Federal Agencies
  (Cost $64,099,447)                                  65,645,929
                                                   -------------


YANKEE BONDS 3.0% (l)
----------------------------------------------------------------

BEVERAGES 0.1%
Coca-Cola HBC Finance B.V.
  5.125%, due 9/17/13                    245,000         248,348
                                                   -------------


BIOTECHNOLOGY 0.1%
FMC Finance III S.A.
  6.875%, due 7/15/17                    145,000         134,850
                                                   -------------


BUILDING MATERIALS 0.0%++
Asia Aluminum Holdings, Ltd.
  8.00%, due 12/23/11 (d)(f)             440,000          62,150
                                                   -------------





M-370    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
COAL 0.1%
Raspadskaya Securities, Ltd.
  7.50%, due 5/22/12                 $   120,000   $     104,100
                                                   -------------


COMMERCIAL SERVICES 0.0%++
Quebecor World, Inc.
  9.75%, due 1/15/15 (d)(f)               70,000           6,300
                                                   -------------


ELECTRIC 0.2%
Intergen N.V.
  9.00%, due 6/30/17 (d)                  32,000          30,320
SP PowerAssets, Ltd.
  5.00%, due 10/22/13 (d)                360,000         372,503
                                                   -------------
                                                         402,823
                                                   -------------

ELECTRONICS 0.0%++
NXP B.V./NXP Funding LLC
  7.875%, due 10/15/14                   100,000          45,500
                                                   -------------


FOREIGN SOVEREIGN 0.6%
Israel Government AID Bond
  5.50%, due 12/4/23                     480,000         513,554
Republic of Panama
  9.375%, due 4/1/29                     555,000         696,525
Republic of Venezuela
  6.00%, due 12/9/20                     217,000         109,043
                                                   -------------
                                                       1,319,122
                                                   -------------

FOREST PRODUCTS & PAPER 0.0%++
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                    120,000          85,800
                                                   -------------


HOLDING COMPANY--DIVERSIFIED 0.1%
Hutchison Whampoa
  International, Ltd.
  7.625%, due 4/9/19 (d)                 235,000         260,648
                                                   -------------


INSURANCE 0.1%
Fairfax Financial Holdings,
  Ltd.
  7.375%, due 4/15/18                     15,000          13,575
  8.30%, due 4/15/26                      10,000           7,400
Nippon Life Insurance Co.
  4.875%, due 8/9/10 (d)                 250,000         246,538
                                                   -------------
                                                         267,513
                                                   -------------

MEDIA 0.5%
British Sky Broadcasting
  Group PLC
  9.50%, due 11/15/18 (d)                435,000         519,917
BSKYB Finance UK PLC
  6.50%, due 10/15/35 (d)                760,000         668,257
CanWest MediaWorks, L.P.
  9.25%, due 8/1/15 (d)(f)                80,000           8,000
Quebecor Media, Inc.
  7.75%, due 3/15/16                      10,000           9,063
Videotron, Ltee
  6.375%, due 12/15/15                    50,000          44,812
                                                   -------------
                                                       1,250,049
                                                   -------------

MINING 0.1%
Anglo American Capital PLC
  9.375%, due 4/8/19 (d)                 200,000         216,000
                                                   -------------


MISCELLANEOUS--MANUFACTURING 0.5%
Siemens
  Financieringsmaatschappij
  N.V.
  5.75%, due 10/17/16 (d)              1,200,000       1,245,287
                                                   -------------


OIL & GAS 0.3%
Citic Resources Finance,
  Ltd.
  6.75%, due 5/15/14 (d)                 200,000         185,000
Gazprom International S.A.
  7.201%, due 2/1/20 (d)                 375,528         352,996
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (d)                 285,000         242,963
                                                   -------------
                                                         780,959
                                                   -------------

PHARMACEUTICALS 0.0%++
Angiotech Pharmaceuticals,
  Inc.
  4.418%, due 12/1/13 (a)                 40,000          30,200
                                                   -------------


TELECOMMUNICATIONS 0.3%
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13                     60,000          60,825
Nortel Networks, Ltd.
  10.75%, due 7/15/16 (f)                 45,000          15,525
Rogers Communications, Inc.
  9.625%, due 5/1/11                     145,000         158,169
Satelites Mexicanos S.A. de
  C.V.
  9.348%, due 11/30/11 (a)                55,000          43,725
Telecom Italia Capital S.A.
  4.875%, due 10/1/10                    525,000         530,322
                                                   -------------
                                                         808,566
                                                   -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-371

                                       PRINCIPAL
                                          AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
TRANSPORTATION 0.0%++
Kansas City Southern de
  Mexico
  S.A. de C.V.
  7.375%, due 6/1/14                 $    20,000   $      16,800
                                                   -------------
Total Yankee Bonds
  (Cost $7,886,314)                                    7,285,015
                                                   -------------
Total Long-Term Bonds
  (Cost $127,944,767)                                125,241,746
                                                   -------------



                                          SHARES

COMMON STOCKS 45.0%
----------------------------------------------------------------

AEROSPACE & DEFENSE 1.5%
Cobham PLC                                42,653         121,188
L-3 Communications Holdings,
  Inc.                                    13,000         901,940
Northrop Grumman Corp.                     9,100         415,688
Rolls-Royce Group PLC (g)                  9,300          55,311
 v  United Technologies
  Corp.                                   42,900       2,229,084
                                                   -------------
                                                       3,723,211
                                                   -------------

APPAREL 0.4%
Deckers Outdoor Corp.                      4,500         316,215
Polo Ralph Lauren Corp.                   12,400         663,896
                                                   -------------
                                                         980,111
                                                   -------------

BANKS 2.2%
Bank of America Corp.                    103,500       1,366,200
Bank of New York Mellon
  Corp. (The)                             30,785         902,309
Capital One Financial Corp.               22,500         492,300
DBS Group Holdings, Ltd.                  16,500         134,424
Northern Trust Corp.                       6,300         338,184
PNC Financial Services
  Group, Inc.                             10,700         415,267
State Street Corp.                         6,300         297,360
Svenska Handelsbanken Class
  A                                        1,900          35,896
U.S. Bancorp                              23,100         413,952
Wells Fargo & Co.                         41,600       1,009,216
                                                   -------------
                                                       5,405,108
                                                   -------------

BEVERAGES 1.1%
Coca-Cola Co. (The)                       23,300       1,118,167
Diageo PLC                                 1,500          21,507
Hansen Natural Corp. (g)                  15,000         462,300
PepsiCo, Inc.                             22,200       1,220,112
                                                   -------------
                                                       2,822,086
                                                   -------------

BIOTECHNOLOGY 0.9%
Amgen, Inc. (g)                            8,700         460,578
Gilead Sciences, Inc. (g)                 32,800       1,536,352
United Therapeutics Corp.                  4,100         341,653
                                                   -------------
                                                       2,338,583
                                                   -------------

BUILDING MATERIALS 0.0%++
Geberit A.G                                  386          47,462
                                                   -------------


CAPITAL MARKETS 0.0%++
UBS A.G. (g)                               5,400          66,049
                                                   -------------


CHEMICALS 1.3%
E.I. du Pont de Nemours &
  Co.                                     16,000         409,920
Monsanto Co.                              12,600         936,684
Praxair, Inc.                             24,400       1,734,108
                                                   -------------
                                                       3,080,712
                                                   -------------

COMMERCIAL SERVICES 0.5%
Alliance Data Systems Corp.
  (g)                                     13,900         572,541
Iron Mountain, Inc. (g)                   23,100         664,125
                                                   -------------
                                                       1,236,666
                                                   -------------

COMPUTERS 3.6%
 v  Apple, Inc. (g)                       14,800       2,107,964
EMC Corp. (g)                             27,697         362,831
Hewlett-Packard Co.                       31,000       1,198,150
Indra Sistemas S.A.                        2,500          54,097
 v  International Business
  Machines Corp.                          27,500       2,871,550
Logitech International S.A.
  (g)                                     37,800         529,200
OBIC Co., Ltd.                               590          95,970
Research In Motion, Ltd. (g)              19,500       1,385,475
Synaptics, Inc.                            8,900         343,985
                                                   -------------
                                                       8,949,222
                                                   -------------

COSMETICS & PERSONAL CARE 0.9%
Avon Products, Inc.                       28,500         734,730
Beiersdorf A.G                             1,110          52,181
Colgate-Palmolive Co.                      8,000         565,920
Procter & Gamble Co. (The)                16,100         822,710
                                                   -------------
                                                       2,175,541
                                                   -------------

DISTRIBUTION & WHOLESALE 0.2%
LKQ Corp. (g)                             29,700         488,565
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 1.4%
Affiliated Managers Group,
  Inc.                                     8,300         482,977
Citigroup, Inc.                           71,100         211,167
Deutsche Boerse A.G                          875          67,856
Goldman Sachs Group, Inc.
  (The)                                    7,200       1,061,568
HSBC Holdings PLC, Sponsored
  ADR (m)                                    700          29,239
JPMorgan Chase & Co.                      47,484       1,619,679
Schroders PLC                                400           5,400
                                                   -------------
                                                       3,477,886
                                                   -------------




M-372    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
ELECTRIC 0.4%
FirstEnergy Corp.                          4,500   $     174,375
NRG Energy, Inc.                          15,600         404,976
Scottish & Southern Energy
  PLC                                     10,800         202,379
Terna S.p.A.                              60,600         201,905
                                                   -------------
                                                         983,635
                                                   -------------

ELECTRONICS 1.3%
Amphenol Corp. Class A                    47,500       1,502,900
Avnet, Inc. (g)                           10,800         227,124
Thermo Fisher Scientific,
  Inc. (g)                                31,800       1,296,486
Venture Corp., Ltd.                       11,900          57,347
                                                   -------------
                                                       3,083,857
                                                   -------------

ENTERTAINMENT 0.1%
OPAP S.A.                                  6,850         182,581
Sankyo Co., Ltd.                           1,500          80,189
                                                   -------------
                                                         262,770
                                                   -------------

FOOD 1.4%
ConAgra Foods, Inc.                       14,400         274,464
General Mills, Inc.                       17,000         952,340
Kroger Co. (The)                          51,100       1,126,755
Nestle S.A. Registered                    11,100         418,031
Nissin Foods Holdings Co.,
  Ltd.                                     5,500         166,710
Tesco PLC                                 80,000         465,394
Unilever N.V., CVA                         6,400         154,112
                                                   -------------
                                                       3,557,806
                                                   -------------

GAS 0.3%
Enagas                                    20,300         399,117
Snam Rete Gas S.p.A.                      79,855         350,357
Tokyo Gas Co., Ltd.                        2,600           9,311
                                                   -------------
                                                         758,785
                                                   -------------

HEALTH CARE--PRODUCTS 1.7%
Alcon, Inc.                                  940         109,153
Baxter International, Inc.                13,400         709,664
Becton, Dickinson & Co.                    8,500         606,135
C.R. Bard, Inc.                            7,400         550,930
Johnson & Johnson                         13,700         778,160
St. Jude Medical, Inc. (g)                28,100       1,154,910
Synthes, Inc.                                300          28,963
Sysmex Corp.                                 100           3,633
Terumo Corp.                               3,300         145,928
                                                   -------------
                                                       4,087,476
                                                   -------------

HEALTH CARE--SERVICES 0.1%
UnitedHealth Group, Inc.                   6,900         172,362
                                                   -------------


HOUSEHOLD PRODUCTS & WARES 0.1%
Kimberly-Clark Corp.                       3,600         188,748
                                                   -------------

INSURANCE 0.7%
AMP, Ltd.                                  6,600          25,953
Assicurazioni Generali
  S.p.A.                                   1,664          34,571
Hannover Rueckversicherung
  A.G                                      5,570         205,974
Mediolanum S.p.A                             800           4,265
MetLife, Inc.                             27,700         831,277
Prudential Financial, Inc.                13,900         517,358
Sampo OYJ                                  5,300         100,002
St James's Place PLC                      10,400          33,835
Tokio Marine Holdings, Inc.                  500          13,858
                                                   -------------
                                                       1,767,093
                                                   -------------

INTERNET 1.1%
Akamai Technologies, Inc.
  (g)                                     29,800         571,564
Equinix, Inc. (g)                         14,500       1,054,730
Google, Inc. Class A (g)                   2,700       1,138,293
                                                   -------------
                                                       2,764,587
                                                   -------------

INVESTMENT COMPANY 0.1%
Man Group PLC                             33,600         153,398
                                                   -------------


IRON & STEEL 0.1%
Nucor Corp.                                5,850         259,915
                                                   -------------


LEISURE TIME 0.2%
Carnival Corp.                            21,300         548,901
                                                   -------------


MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc. (b)(c)                              2,893              29
                                                   -------------


MACHINERY--CONSTRUCTION & MINING 0.2%
Caterpillar, Inc.                          5,700         188,328
Joy Global, Inc.                           6,800         242,896
                                                   -------------
                                                         431,224
                                                   -------------

MACHINERY--DIVERSIFIED 0.7%
AGCO Corp.                                 9,200         267,444
Rockwell Automation, Inc.                 12,600         404,712
Roper Industries, Inc.                    21,700         983,227
                                                   -------------
                                                       1,655,383
                                                   -------------

MEDIA 0.8%
Cablevision Systems Corp.
  Class A                                 10,200         197,982
Comcast Corp. Class A                     37,500         543,375
DIRECTV Group, Inc. (The)
  (g)                                     18,900         467,019
Gestevision Telecinco S.A.                 1,400          13,061
MediaSet S.p.A.                           25,660         143,718
Nippon Television Network
  Corp.                                      200          23,730
Reed Elsevier N.V.                         8,383          92,234
Societe Television Francaise
  1                                        3,135          35,153
Walt Disney Co. (The)                     23,500         548,255
                                                   -------------
                                                       2,064,527
                                                   -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-373


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
METAL FABRICATE & HARDWARE 0.6%
MISUMI Group, Inc.                         1,800   $      25,467
Precision Castparts Corp.                 18,200       1,329,146
                                                   -------------
                                                       1,354,613
                                                   -------------

MINING 0.1%
Freeport-McMoRan Copper &
  Gold, Inc. Class B                       5,900         295,649
                                                   -------------


MISCELLANEOUS--MANUFACTURING 1.5%
3M Co.                                     7,200         432,720
Danaher Corp.                             19,600       1,210,104
General Electric Co.                      48,700         570,764
Honeywell International,
  Inc.                                    20,200         634,280
Illinois Tool Works, Inc.                 14,100         526,494
Ingersoll-Rand Co., Ltd.
  Class A                                 11,600         242,440
Siemens A.G., Sponsored ADR
  (m)                                        500          34,595
Siemens A.G                                  531          36,620
                                                   -------------
                                                       3,688,017
                                                   -------------

OFFICE EQUIPMENT/SUPPLIES 0.1%
Canon, Inc.                                3,800         124,648
Neopost S.A.                               1,545         138,725
                                                   -------------
                                                         263,373
                                                   -------------

OIL & GAS 2.3%
Apache Corp.                               3,900         281,385
BP PLC, Sponsored ADR (m)                  8,140         388,115
Chevron Corp.                             15,300       1,013,625
ConocoPhillips                            10,500         441,630
Devon Energy Corp.                         5,900         321,550
ENI S.p.A.                                 6,600         156,011
ENI S.p.A., Sponsored ADR
  (m)                                        100           4,741
Hess Corp.                                14,300         768,625
Royal Dutch Shell PLC Class
  A, ADR (m)                               4,160         208,790
StatoilHydro ASA                           1,600          31,502
Suncor Energy, Inc.                       15,900         482,406
Total S.A.                                 3,300         178,139
Transocean, Ltd. (g)                       7,900         586,891
XTO Energy, Inc.                          17,925         683,660
                                                   -------------
                                                       5,547,070
                                                   -------------

OIL & GAS SERVICES 1.5%
Baker Hughes, Inc.                        20,700         754,308
Cameron International Corp.
  (g)                                     33,700         953,710
Halliburton Co.                           19,500         403,650
National Oilwell Varco, Inc.
  (g)                                     26,900         878,554
Schlumberger, Ltd.                         7,800         422,058
Smith International, Inc.                 11,200         288,400
                                                   -------------
                                                       3,700,680
                                                   -------------

PACKAGING & CONTAINERS 0.2%
Crown Holdings, Inc. (g)                  24,100         581,774
                                                   -------------


PHARMACEUTICALS 2.7%
Abbott Laboratories                       19,400         912,576
Actelion, Ltd. Registered
  (g)                                      2,140         111,968
Astellas Pharma, Inc.                      6,000         213,007
Bristol-Myers Squibb Co.                  27,200         552,432
Cardinal Health, Inc.                      7,700         235,235
GlaxoSmithKline PLC                          600          10,547
GlaxoSmithKline PLC,
  Sponsored ADR (m)                        1,800          63,612
Ipsen S.A.                                   500          21,835
Medco Health Solutions, Inc.
  (g)                                     31,200       1,423,032
Novartis A.G., Registered                  5,900         239,139
Novartis A.G., ADR (m)                     2,600         106,054
Novo-Nordisk A/S Class B                   1,140          61,634
Ono Pharmaceutical Co.,
  Ltd.                                       600          26,595
Pfizer, Inc.                              28,800         432,000
Roche Holding A.G.,
  Genusscheine                             3,360         456,741
Santen Pharmaceutical Co.,
  Ltd.                                     2,100          63,980
Shire PLC                                  2,400          32,989
Shire, Ltd., ADR (m)                       1,600          66,368
Teva Pharmaceutical
  Industries, Ltd.,
  Sponsored ADR (m)                       12,300         606,882
Wyeth                                     20,800         944,112
                                                   -------------
                                                       6,580,738
                                                   -------------

PIPELINES 0.2%
Williams Cos., Inc.                       34,400         536,984
                                                   -------------


RETAIL 4.6%
American Eagle Outfitters,
  Inc.                                    34,100         483,197
CVS Caremark Corp.                        35,200       1,121,824
Esprit Holdings, Ltd.                     10,000          56,064
FamilyMart Co, Ltd.                        1,400          44,034
GameStop Corp. Class A (g)                23,700         521,637
Guess?, Inc.                              48,100       1,240,018
Home Depot, Inc. (The)                    16,600         392,258
Kohl's Corp. (g)                          26,100       1,115,775
Lawson, Inc.                                 900          39,612
Lowe's Cos., Inc.                         99,000       1,921,590
McDonald's Corp.                          15,500         891,095
Ryohin Keikaku Co., Ltd.                   1,300          54,923
Target Corp.                               7,400         292,078
TJX Cos., Inc.                            37,600       1,182,896
Wal-Mart Stores, Inc.                     41,000       1,986,040
                                                   -------------
                                                      11,343,041
                                                   -------------

SEMICONDUCTORS 1.4%
Intel Corp.                              113,200       1,873,460
Linear Technology Corp.                   16,000         373,600



M-374    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
SEMICONDUCTORS (CONTINUED)
MEMC Electronic Materials,
  Inc.                                     9,700   $     172,757
NVIDIA Corp.                              87,800         991,262
                                                   -------------
                                                       3,411,079
                                                   -------------

SOFTWARE 2.2%
Fiserv, Inc. (g)                          15,300         699,210
 v  Microsoft Corp.                      136,800       3,251,736
Oracle Corp. (g)                          67,500       1,445,850
Square Enix Holdings Co.,
  Ltd.                                     5,000         117,559
                                                   -------------
                                                       5,514,355
                                                   -------------

TELECOMMUNICATIONS 3.1%
American Tower Corp. Class A
  (g)                                     26,900         848,157
Anixter International, Inc.
  (g)                                     11,700         439,803
AT&T, Inc.                                48,000       1,192,320
Belgacom S.A.                              6,080         193,914
Cellcom Israel, Ltd.                         700          18,599
Cisco Systems, Inc. (g)                   22,000         410,080
Harris Corp.                               7,100         201,356
Mobistar S.A.                              3,170         195,314
Nokia OYJ, Sponsored ADR (m)              43,200         629,856
NTT DoCoMo, Inc.                              42          61,560
NTT DoCoMo, Inc., Sponsored
  ADR (m)                                 20,000         291,000
Partner Communications, ADR
  (m)                                      1,000          17,090
QUALCOMM, Inc.                            35,700       1,613,640
SBA Communications Corp.
  Class A (g)                             22,200         544,788
Verizon Communications,
  Inc.                                    21,900         672,987
Vodafone Group PLC, ADR (m)               10,400         202,696
                                                   -------------
                                                       7,533,160
                                                   -------------

TOYS, GAMES & HOBBIES 0.0%++
Nintendo Co., Ltd., ADR (m)                  350          12,065
Nintendo Co., Ltd.                           400         110,572
                                                   -------------
                                                         122,637
                                                   -------------

TRANSPORTATION 1.2%
CSX Corp.                                  8,000         277,040
FedEx Corp.                               12,800         711,936
J.B. Hunt Transport
  Services, Inc.                          12,300         375,519
Norfolk Southern Corp.                    23,000         866,410
Singapore Post, Ltd.                      14,000           8,651
SMRT Corp., Ltd.                          24,800          28,937
TNT N.V.                                   3,260          63,317
Union Pacific Corp.                       10,500         546,630
                                                   -------------
                                                       2,878,440
                                                   -------------
Total Common Stocks
  (Cost $129,084,993)                                110,883,308
                                                   -------------


CONVERTIBLE PREFERRED STOCKS 1.2%
----------------------------------------------------------------

BANKS 0.3%
Bank of America Corp.
  7.25% Series L                             500         418,015
Wells Fargo & Co.
  7.50% Series L                             300         235,491
                                                   -------------
                                                         653,506
                                                   -------------

CHEMICALS 0.1%
Celanese Corp.
  4.25%                                    7,200         227,376
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 0.2%
Affiliated Managers Group,
  Inc.
  5.10%                                    8,300         217,875
Citigroup, Inc.
  6.50% Series T                           8,700         291,972
                                                   -------------
                                                         509,847
                                                   -------------

LEISURE TIME 0.0%++
Callaway Golf Co.
  7.50% (d)                                  600          55,275
                                                   -------------


MINING 0.1%
Freeport-McMoRan Copper &
  Gold, Inc.
  6.75%                                    2,600         206,518
Vale Capital, Ltd.
  5.50%                                    3,200         117,408
                                                   -------------
                                                         323,926
                                                   -------------

OIL & GAS 0.0%++
Whiting Petroleum Corp.
  6.25%                                      500          49,320
                                                   -------------


PHARMACEUTICALS 0.4%
Schering-Plough Corp.
  6.00%                                    3,700         838,790
                                                   -------------


SOFTWARE 0.0%++
QuadraMed Corp.
  5.50% (b)(n)                             4,900          72,946
                                                   -------------


TELECOMMUNICATIONS 0.1%
Crown Castle International
  Corp.
  6.25%                                    4,600         217,810
                                                   -------------
Total Convertible Preferred
  Stocks
  (Cost $3,387,734)                                    2,948,796
                                                   -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-375


                                          SHARES           VALUE
EXCHANGE TRADED FUNDS 0.6% (O)
----------------------------------------------------------------

iShares MSCI EAFE Index Fund               2,800   $     128,268
iShares Russell 1000 Value
  Index Fund                              17,000         809,200
iShares S&P Europe 350 Index
  Fund                                     6,510         204,284
Market Vectors--Agribusiness
  ETF                                     10,600         365,170
Vanguard Europe Pacific                    2,800          80,360
                                                   -------------
Total Exchange Traded Funds
  (Cost $1,573,337)                                    1,587,282
                                                   -------------


                                       NUMBER OF
                                       CONTRACTS
PURCHASED OPTIONS 0.0%++
----------------------------------------------------------------

HEALTH CARE--PRODUCTS 0.0%++
Alcon, Inc.
  Strike Price $5.00
  Expires 7/18/09                          1,000           1,000
                                                   -------------
Total Purchased Options
  (Cost $13,000)                                           1,000
                                                   -------------



                                          SHARES

PREFERRED STOCK 0.0%++
----------------------------------------------------------------

MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc.
  10.00% (b)(c)                               35               0 (p)
                                                   -------------
Total Preferred Stock
  (Cost $0)                                                    0
                                                   -------------



                                       NUMBER OF
                                        WARRANTS
WARRANTS 0.0%++
----------------------------------------------------------------

AIRLINES 0.0%++
Ryanair Holdings PLC Class A
  Strike Price E 0.000001
  Expires 4/3/18 (d)                      24,050         110,156
                                                   -------------
Total Warrants
  (Cost $92,835)                                         110,156
                                                   -------------



                                       PRINCIPAL
                                          AMOUNT           VALUE
SHORT-TERM INVESTMENT 5.0%
----------------------------------------------------------------

REPURCHASE AGREEMENT 5.0%
State Street Bank and Trust
  Co.
  0.01%, dated 6/30/09
  due 7/1/09
  Proceeds at Maturity
  $12,200,851
  (Collateralized by Federal
  Home Loan Bank and Federal
  Home Loan Mortgage Corp.
  securities with rates
  ranging from 0.80%-5.76%
  and maturities ranging
  from 4/30/10-8/27/14, with
  a Principal Amount of
  $12,325,000 and a Market
  Value of $12,453,156)              $12,200,848   $  12,200,848
                                                   -------------
Total Short-Term Investment
  (Cost $12,200,848)                                  12,200,848
                                                   -------------
Total Investments
  (Cost $274,297,514) (s)                  102.7%    252,973,136
Liabilities in Excess of
  Cash and Other Assets                     (2.7)     (6,652,141)
                                           -----    ------------
Net Assets                                 100.0%    246,320,995
                                           =====    ============






                            CONTRACTS         UNREALIZED
                                 LONG   APPRECIATION (Q)
FUTURES CONTRACTS 0.0%++
--------------------------------------------------------

United States Treasury
  Note September 2009 (10
  Year) (r)                      60              $17,633
                                                 -------
Total Futures Contracts
  Long
  (Settlement Value
  $6,975,938)                                     17,633
                                                 -------


                            CONTRACTS
                                SHORT
United States Treasury
  Note September 2009 (2
  Year) (r)                    (120)              37,010
                                                 -------
Total Futures Contracts
  Short
  (Settlement Value
  $25,946,250)                                    37,010
                                                 -------
Total Futures Contracts
  (Settlement Value
  $18,970,312)                                   $54,643
                                                 =======





+++  On a daily basis New York Life Investments
     confirms that the value of the Portfolio's liquid
     assets (liquid portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps, options).
++   Less than one-tenth of a percent.
(a)  Floating rate.  Rate shown is the rate in effect
     at June 30, 2009.



M-376    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

(b) Illiquid security. The total market value of these securities at June 30, 2009 is $1,834,307, which represents 0.7% of the Portfolio's net assets.
(c) Fair valued security. The total market value of these securities at June 30, 2009 is $889,038, which represents 0.4% of the Portfolio's net assets.
(d) May be sold to institutional investors only under Rule 144A or securities offered pursuant to
     Section 4(2) of the Securities Act of 1933, as amended.
(e) Subprime mortgage investment and other asset-backed securities. The total market value of the securities at June 30, 2009 is $686,975, which represents 0.3% of the Portfolio's net assets.
(f)  Issue in default.
(g)  Non-income producing security.
(h)  The debt is guaranteed under the Federal Deposit
     Insurance Corporation (FDIC) Temporary Liquidity
     Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(i) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(j) Floating Rate Loan--generally pays interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate
     ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at June 30, 2009.
     Floating Rate Loans are generally considered restrictive in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(k) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
     The market value of these securities at June 30, 2009 is $7,641,944, which represents 3.1% of the Portfolio's net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(l) Yankee Bond--dollar-denominated bond issued in the United States by a foreign bank or corporation.
(m)  ADR--American Depositary Receipt.
(n)  Restricted security.
(o) Exchange Traded Fund--represents a basket of securities that is traded on an exchange.
(p)  Less than one dollar.
(q) Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 2009.
(r) At June 30, 2009, cash in the amount of $31,200 is segregated as collateral for futures contracts with the broker.
(s) At June 30, 2009, cost is $275,802,214 for federal income tax purposes and net unrealized depreciation is as follows:



Gross unrealized appreciation      $  7,121,720
Gross unrealized depreciation       (29,950,798)
                                   ------------
Net unrealized depreciation        $(22,829,078)
                                   ============



The following abbreviation is used in the above portfolio:

E -- Euro

The following is a list of the inputs used as of June 30, 2009 for valuing the portfolio's assets.

ASSET VALUATION INPUTS

                                              QUOTED PRICES
                                                  IN ACTIVE     SIGNIFICANT
                                                MARKETS FOR           OTHER     SIGNIFICANT
                                                  IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                                     ASSETS          INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)       (LEVEL 2)       (LEVEL 3)           TOTAL
Long-Term Bonds
Asset-Backed Securities
  Automobile                                   $         --    $    207,933        $     --    $    207,933
  Consumer Finance                                       --         463,085              --         463,085
  Consumer Loans                                         --         880,852              --         880,852
  Credit Cards                                           --       1,524,276         275,385       1,799,661
  Diversified Financial Services                         --         882,507              --         882,507
  Electric                                               --          67,132              --          67,132
  Home Equity                                            --         686,975              --         686,975
                                               ------------    ------------        --------    ------------
Total Asset-Backed Securities                            --       4,712,760         275,385       4,988,145
                                               ------------    ------------        --------    ------------
Convertible Bonds
  Aerospace & Defense                                    --         495,076              --         495,076
  Airlines                                               --         164,588              --         164,588
  Banks                                                  --       1,086,250              --       1,086,250


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-377

                                              QUOTED PRICES
                                                  IN ACTIVE     SIGNIFICANT
                                                MARKETS FOR           OTHER     SIGNIFICANT
                                                  IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                                     ASSETS          INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)       (LEVEL 2)       (LEVEL 3)           TOTAL
  Biotechnology                                $         --    $    544,917        $     --    $    544,917
  Coal                                                   --         135,341              --         135,341
  Commercial Services                                    --         249,808              --         249,808
  Computers                                              --         603,920              --         603,920
  Distribution & Wholesale                               --         175,921              --         175,921
  Diversified Financial Services                         --         204,600              --         204,600
  Electrical Components & Equipment                      --         187,975              --         187,975
  Electronics                                            --         675,089              --         675,089
  Energy--Alternate Sources                              --         555,782              --         555,782
  Entertainment                                          --         184,695              --         184,695
  Environmental Controls                                 --         237,353              --         237,353
  Food                                                   --         450,307              --         450,307
  Health Care--Products                                  --         642,817              --         642,817
  Home Builders                                          --          72,000              --          72,000
  Iron & Steel                                           --         438,978              --         438,978
  Media                                                  --          85,305              --          85,305
  Mining                                                 --         112,400              --         112,400
  Miscellaneous--Manufacturing                           --         204,963              --         204,963
  Oil & Gas                                              --       2,228,220              --       2,228,220
  Oil & Gas Services                                     --         553,199              --         553,199
  Pharmaceuticals                                        --       1,071,604              --       1,071,604
  Real Estate Investment Trusts                          --         378,050              --         378,050
  Retail                                                 --         118,845              --         118,845
  Semiconductors                                         --         398,456              --         398,456
  Software                                               --         410,986              --         410,986
  Telecommunications                                     --         477,360              --         477,360
                                               ------------    ------------        --------    ------------
Total Convertible Bonds                                  --      13,144,805              --      13,144,805
                                               ------------    ------------        --------    ------------
Corporate Bonds
  Advertising                                            --          43,750              --          43,750
  Agriculture                                            --         488,278              --         488,278
  Airlines                                               --           1,392              --           1,392
  Auto Manufacturers                                     --         548,839              --         548,839
  Auto Parts & Equipment                                 --         127,925              --         127,925
  Banks                                                  --       3,452,891              --       3,452,891
  Beverages                                              --         618,807              --         618,807
  Building Materials                                     --         466,200              --         466,200
  Chemicals                                              --         421,871              --         421,871
  Coal                                                   --         107,212              --         107,212
  Commercial Services                                    --          63,788              --          63,788
  Diversified Financial Services                         --       5,167,016              --       5,167,016
  Electric                                               --         934,904              --         934,904
  Electrical Components & Equipment                      --          53,100              --          53,100
  Entertainment                                          --         436,175              --         436,175
  Environmental Controls                                 --          40,838              --          40,838



M-378    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                              QUOTED PRICES
                                                  IN ACTIVE     SIGNIFICANT
                                                MARKETS FOR           OTHER     SIGNIFICANT
                                                  IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                                     ASSETS          INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)       (LEVEL 2)       (LEVEL 3)           TOTAL
  Food                                         $         --    $     15,360        $     --    $     15,360
  Forest Products & Paper                                --         147,475              --         147,475
  Gas                                                    --         704,594              --         704,594
  Hand & Machine Tools                                   --          55,500              --          55,500
  Health Care--Products                                  --         273,564              --         273,564
  Health Care--Services                                  --       2,970,243              --       2,970,243
  Holding Company--Diversified                           --          40,100              --          40,100
  Household Products & Wares                             --          70,375              --          70,375
  Insurance                                              --         283,281              --         283,281
  Lodging                                                --         228,300              --         228,300
  Media                                                  --       1,986,499           4,655       1,991,154
  Metal Fabricate & Hardware                             --          62,950              --          62,950
  Mining                                                 --         836,907              --         836,907
  Miscellaneous--Manufacturing                           --         114,175              --         114,175
  Oil & Gas                                              --       1,117,419              --       1,117,419
  Oil & Gas Services                                     --         116,920              --         116,920
  Pharmaceuticals                                        --       1,980,304              --       1,980,304
  Pipelines                                              --       2,618,544              --       2,618,544
  Real Estate Investment Trusts                          --         663,680              --         663,680
  Retail                                                 --         634,144              --         634,144
  Telecommunications                                     --         411,396              --         411,396
  Textiles                                               --          70,687              --          70,687
  Transportation                                         --         391,940              --         391,940
  Trucking & Leasing                                     --          14,000              --          14,000
                                               ------------    ------------        --------    ------------
Total Corporate Bonds                                    --      28,781,343           4,655      28,785,998
                                               ------------    ------------        --------    ------------
Loan Assignments & Participations
  Buildings & Real Estate                                --          61,723              --          61,723
  Healthcare, Education & Childcare                      --         324,676              --         324,676
  Machinery                                              --              --           7,218           7,218
  Retail Store                                           --          79,500              --          79,500
                                               ------------    ------------        --------    ------------
Total Loan Assignments & Participations                  --         465,899           7,218         473,117
                                               ------------    ------------        --------    ------------
Mortgage-Backed Securities
  Commercial Mortgage Loans
     (Collateralized Mortgage Obligations)               --       3,630,211         601,751       4,231,962
                                               ------------    ------------        --------    ------------
Total Mortgage-Backed Securities                         --       3,630,211         601,751       4,231,962
                                               ------------    ------------        --------    ------------
Municipal Bonds
  Texas                                                  --         394,956              --         394,956
  West Virginia                                          --         291,819              --         291,819
                                               ------------    ------------        --------    ------------
Total Municipal Bonds                                    --         686,775              --         686,775
                                               ------------    ------------        --------    ------------
U.S. Government & Federal Agencies                       --      65,645,929              --      65,645,929
Yankee Bonds
  Beverages                                              --         248,348              --         248,348
  Biotechnology                                          --         134,850              --         134,850


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-379

                                              QUOTED PRICES
                                                  IN ACTIVE     SIGNIFICANT
                                                MARKETS FOR           OTHER     SIGNIFICANT
                                                  IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                                     ASSETS          INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)       (LEVEL 2)       (LEVEL 3)           TOTAL
  Building Materials                           $         --    $     62,150        $     --    $     62,150
  Coal                                                   --         104,100              --         104,100
  Commercial Services                                    --           6,300              --           6,300
  Electric                                               --         402,823              --         402,823
  Electronics                                            --          45,500              --          45,500
  Foreign Sovereign                                      --       1,319,122              --       1,319,122
  Forest Products & Paper                                --          85,800              --          85,800
  Holding Company--Diversified                           --         260,648              --         260,648
  Insurance                                              --         267,513              --         267,513
  Media                                                  --       1,250,049              --       1,250,049
  Mining                                                 --         216,000              --         216,000
  Miscellaneous--Manufacturing                           --       1,245,287              --       1,245,287
  Oil & Gas                                              --         780,959              --         780,959
  Pharmaceuticals                                        --          30,200              --          30,200
  Telecommunications                                     --         808,566              --         808,566
  Transportation                                         --          16,800              --          16,800
                                               ------------    ------------        --------    ------------
Total Yankee Bonds                                       --       7,285,015              --       7,285,015
                                               ------------    ------------        --------    ------------
Total Long-Term Bonds                                    --     124,352,737         889,009     125,241,746
                                               ------------    ------------        --------    ------------
Common Stocks
  Aerospace & Defense                             3,723,211              --              --       3,723,211
  Apparel                                           980,111              --              --         980,111
  Banks                                           5,405,108              --              --       5,405,108
  Beverages                                       2,822,086              --              --       2,822,086
  Biotechnology                                   2,338,583              --              --       2,338,583
  Building Materials                                 47,462              --              --          47,462
  Capital Markets                                    66,049              --              --          66,049
  Chemicals                                       3,080,712              --              --       3,080,712
  Commercial Services                             1,236,666              --              --       1,236,666
  Computers                                       8,949,222              --              --       8,949,222
  Cosmetics & Personal Care                       2,175,541              --              --       2,175,541
  Distribution & Wholesale                          488,565              --              --         488,565
  Diversified Financial Services                  3,477,886              --              --       3,477,886
  Electric                                          983,635              --              --         983,635
  Electronics                                     3,083,857              --              --       3,083,857
  Entertainment                                     262,770              --              --         262,770
  Food                                            3,557,806              --              --       3,557,806
  Gas                                               758,785              --              --         758,785
  Health Care--Products                           4,087,476              --              --       4,087,476
  Health Care--Services                             172,362              --              --         172,362
  Household Products & Wares                        188,748              --              --         188,748
  Insurance                                       1,767,093              --              --       1,767,093
  Internet                                        2,764,587              --              --       2,764,587
  Investment Company                                153,398              --              --         153,398
  Iron & Steel                                      259,915              --              --         259,915



M-380    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                              QUOTED PRICES
                                                  IN ACTIVE     SIGNIFICANT
                                                MARKETS FOR           OTHER     SIGNIFICANT
                                                  IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                                     ASSETS          INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)       (LEVEL 2)       (LEVEL 3)           TOTAL
  Leisure Time                                 $    548,901    $         --        $     --    $    548,901
  Machinery                                              --              --              29              29
  Machinery--Construction & Mining                  431,224              --              --         431,224
  Machinery--Diversified                          1,655,383              --              --       1,655,383
  Media                                           2,064,527              --              --       2,064,527
  Metal Fabricate & Hardware                      1,354,613              --              --       1,354,613
  Mining                                            295,649              --              --         295,649
  Miscellaneous--Manufacturing                    3,688,017              --              --       3,688,017
  Office Equipment/Supplies                         263,373              --              --         263,373
  Oil & Gas                                       5,547,070              --              --       5,547,070
  Oil & Gas Services                              3,700,680              --              --       3,700,680
  Packaging & Containers                            581,774              --              --         581,774
  Pharmaceuticals                                 6,580,738              --              --       6,580,738
  Pipelines                                         536,984              --              --         536,984
  Retail                                         11,343,041              --              --      11,343,041
  Semiconductors                                  3,411,079              --              --       3,411,079
  Software                                        5,514,355              --              --       5,514,355
  Telecommunications                              7,533,160              --              --       7,533,160
  Toys, Games & Hobbies                             122,637              --              --         122,637
  Transportation                                  2,878,440              --              --       2,878,440
                                               ------------    ------------        --------    ------------
Total Common Stocks                             110,883,279              --              29     110,883,308
                                               ------------    ------------        --------    ------------
Convertible Preferred Stocks
  Banks                                             653,506              --              --         653,506
  Chemicals                                         227,376              --              --         227,376
  Diversified Financial Services                    509,847              --              --         509,847
  Leisure Time                                       55,275              --              --          55,275
  Mining                                            323,926              --              --         323,926
  Oil & Gas                                          49,320              --              --          49,320
  Pharmaceuticals                                   838,790              --              --         838,790
  Software                                               --          72,946              --          72,946
  Telecommunications                                217,810              --              --         217,810
                                               ------------    ------------        --------    ------------
Total Convertible Preferred Stocks                2,875,850          72,946              --       2,948,796
                                               ------------    ------------        --------    ------------
Exchange Traded Funds                             1,587,282              --              --       1,587,282
                                               ------------    ------------        --------    ------------
Preferred Stock
  Machinery                                              --              --               0(a)            0(a)
                                               ------------    ------------        --------    ------------
Total Preferred Stocks                                   --              --               0               0
                                               ------------    ------------        --------    ------------
Warrants
  Airlines                                          110,156              --              --         110,156
                                               ------------    ------------        --------    ------------
Total Warrants                                      110,156              --              --         110,156
                                               ------------    ------------        --------    ------------


----------
(a) Less than one dollar.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-381

                                              QUOTED PRICES
                                                  IN ACTIVE     SIGNIFICANT
                                                MARKETS FOR           OTHER     SIGNIFICANT
                                                  IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                                     ASSETS          INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)       (LEVEL 2)       (LEVEL 3)           TOTAL
Purchased Options
  Purchased Put Options
  Health Care--Products                        $      1,000    $         --        $     --    $      1,000
                                               ------------    ------------        --------    ------------
Total Purchased Options                               1,000              --              --           1,000
                                               ------------    ------------        --------    ------------
Short-Term Investment
  Repurchase Agreement                                   --      12,200,848              --      12,200,848
                                               ------------    ------------        --------    ------------
Total Short-Term Investment                              --      12,200,848              --      12,200,848
                                               ------------    ------------        --------    ------------
Futures Contracts
  Futures Contracts Long                             17,633              --              --          17,633
  Futures Contracts Short                            37,010              --              --          37,010
                                               ------------    ------------        --------    ------------
Total Futures Contracts                              54,643              --              --          54,643
                                               ------------    ------------        --------    ------------
Foreign Currency Forward Contracts                   86,103              --              --          86,103
                                               ------------    ------------        --------    ------------
TOTAL                                          $115,598,313    $136,626,531        $889,038    $253,113,882
                                               ============    ============        ========    ============




LIABILITY VALUATION INPUTS

                                               QUOTED PRICES
                                                   IN ACTIVE       SIGNIFICANT
                                                 MARKETS FOR             OTHER        SIGNIFICANT
                                                      ASSETS            INPUTS             INPUTS
 DESCRIPTION                                       (LEVEL 1)         (LEVEL 2)          (LEVEL 3)             TOTAL
Foreign Currency Forward Contracts            $       (2,384)   $           --         $       --     $      (2,384)
                                              --------------    --------------         ----------     -------------
TOTAL                                                $(2,384)              $--                $--           $(2,384)
                                              ==============    ==============         ==========     =============






M-382    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                           BALANCE                                CHANGE IN                               NET          NET
                             AS OF    ACCRUED                    UNREALIZED                          TRANSFERS   TRANSFERS
INVESTMENTS           DECEMBER 31,   DISCOUNTS     REALIZED    APPRECIATION       NET          NET      IN TO          OUT
IN SECURITIES                 2008  (PREMIUMS)  GAIN (LOSS)  (DEPRECIATION)  PURCHASES        SALES    LEVEL 3  OF LEVEL 3
LONG-TERM BONDS
  Asset-Backed
     Securities
     Credit Cards      $  264,709       ($65)    $        0     $  10,741     $      0  $         0      $0         $0
  Corporate Bonds
     Diversified
       Financial
       Services           188,266           2      (32,977)        65,706            0    (220,997)       0          0
     Media                 12,527           0         2,229       (8,556)          683      (2,228)       0          0
  Loan Assignments &
     Participations
     Machinery             21,516     (2,987)             0      (13,125)      117,064    (115,250)       0          0
  Mortgage-Backed
     Securities
     Commercial
       Mortgage
       Loans
       (Collateral-
       ized Mortgage
       Obligations)       607,759           0             0        13,426            0     (19,434)       0          0
  Common Stocks
     Machinery                 29           0             0             0            0            0       0          0
     Media                      1           0             0           (1)            0            0       0          0
  Preferred Stocks
     Machinery                  0           0             0             0            0            0       0          0
  Rights
     Banks                 19,074           0      (19,347)        16,750            0     (16,477)       0          0
                       ----------    --------    ----------     ---------     --------  -----------      --         --
       Total           $1,113,881    ($3,050)     ($50,095)     $  84,941     $117,747   ($374,386)      $0         $0
                       ==========    ========    ==========     =========     ========  ===========      ==         ==

                                     CHANGE IN
                                    UNREALIZED
                                  APPRECIATION
                                (DEPRECIATION)
                                          FROM
                       BALANCE    INVESTMENTS
                         AS OF         HELD AT  ROLLFORWARD
INVESTMENTS           JUNE 30,        JUNE 30,        PROOF
IN SECURITIES             2009            2009       COLUMN
LONG-TERM BONDS
  Asset-Backed
     Securities
     Credit Cards     $275,385     $  10,741         $0
  Corporate Bonds
     Diversified
       Financial
       Services              0        65,706          0
     Media               4,655       (8,556)          0
  Loan Assignments &
     Participations
     Machinery           7,218      (13,125)          0
  Mortgage-Backed
     Securities
     Commercial
       Mortgage
       Loans
       (Collateral-
       ized Mortgage
       Obligations)    601,751        13,426          0
  Common Stocks
     Machinery              29             0          0
     Media                   0           (1)          0
  Preferred Stocks
     Machinery               0             0          0
  Rights
     Banks                   0        16,750          0
                      --------     ---------         --
       Total          $889,038     $  84,941         $0
                      ========     =========         ==





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-383

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $274,297,514)     $252,973,136
Cash denominated in foreign
  currencies
  (identified cost $599,955)              612,476
Receivables:
  Dividends and interest                1,107,688
  Investment securities sold               90,443
  Fund shares sold                         19,508
Other assets                                1,410
Unrealized appreciation on foreign
  currency forward contracts               86,103
                                     ------------
     Total assets                     254,890,764
                                     ------------
LIABILITIES:
Due to custodian                           15,761
Payables:
  Investment securities purchased       8,167,446
  Manager (See Note 3)                    115,789
  Fund shares redeemed                    114,672
  Shareholder communication                72,808
  Professional fees                        49,540
  NYLIFE Distributors (See Note 3)          8,124
  Custodian                                 8,043
  Variation margin on futures
     contracts                              7,635
  Directors                                 3,453
Accrued expenses                            4,114
Unrealized depreciation on foreign
  currency forward contracts                2,384
                                     ------------
     Total liabilities                  8,569,769
                                     ------------
Net assets                           $246,320,995
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    216,772
Additional paid-in capital            300,354,389
                                     ------------
                                      300,571,161
Accumulated undistributed net
  investment income                    12,427,155
Accumulated net realized loss on
  investments, futures
  transactions, written option
  transactions and foreign currency
  transactions                        (45,495,382)
Net unrealized depreciation on
  investments and futures contracts   (21,280,072)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                                98,133
                                     ------------
Net assets                           $246,320,995
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $206,583,515
                                     ============
Shares of capital stock outstanding    18,166,334
                                     ============
Net asset value per share
  outstanding                        $      11.37
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 39,737,480
                                     ============
Shares of capital stock outstanding     3,510,893
                                     ============
Net asset value per share
  outstanding                        $      11.32
                                     ============






M-384    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                           $  3,185,560
  Dividends (a)                         1,265,478
                                     ------------
     Total income                       4,451,038
                                     ------------
EXPENSES:
  Manager (See Note 3)                    688,344
  Professional fees                        51,887
  Custodian                                50,062
  Distribution and service--Service
     Class (See Note 3)                    46,855
  Shareholder communication                41,340
  Directors                                 8,285
  Miscellaneous                            12,810
                                     ------------
     Total expenses                       899,583
                                     ------------
Net investment income                   3,551,455
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions               (15,416,979)
  Futures transactions                   (342,750)
  Foreign currency transactions           (65,801)
                                     ------------
Net realized loss on investments,
  futures transactions, written
  option transactions and foreign
  currency transactions               (15,825,530)
                                     ------------
Net change in unrealized
  depreciation on:
  Investments                          26,237,471
  Futures contracts                        54,643
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts           112,503
                                     ------------
Net change in unrealized
  depreciation on investments,
  futures contracts and foreign
  currency transactions                26,404,617
                                     ------------
Net realized and unrealized gain on
  investments, written options and
  futures transactions                 10,579,087
                                     ------------
Net increase in net assets
  resulting from operations          $ 14,130,542
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $53,201.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-385

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2008


                                       2009            2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $  3,551,455   $   8,717,217
 Net realized loss on
  investments, written
  options transactions,
  futures transactions and
  foreign currency
  transactions                  (15,825,530)    (28,524,246)
 Net change in unrealized
  appreciation (depreciation)
  on investments, futures
  contracts and foreign
  currency transactions          26,404,617     (84,419,472)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     14,130,542    (104,226,501)
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                        --      (9,402,099)
    Service Class                        --      (1,499,195)
                               ----------------------------
                                         --     (10,901,294)
                               ----------------------------
 From net realized gain on investments:
    Initial Class                        --     (36,885,474)
    Service Class                        --      (6,449,737)
                               ----------------------------
                                         --     (43,335,211)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                           --     (54,236,505)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          3,895,506      10,853,857
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                      --      54,236,505
 Cost of shares redeemed        (27,697,310)    (83,245,016)
                               ----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (23,801,804)    (18,154,654)
                               ----------------------------
    Net decrease in net
     assets                      (9,671,262)   (176,617,660)

NET ASSETS:
Beginning of period             255,992,257     432,609,917
                               ----------------------------
End of period                  $246,320,995   $ 255,992,257
                               ============================
Accumulated undistributed net
 investment income at end of
 period                        $ 12,427,155   $   8,875,700
                               ============================






M-386    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                  mainstayinvestments.com  M-387

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                             INITIAL CLASS
                            ------------------------------------------------------------------------------
                                SIX MONTHS
                                   ENDED
                                 JUNE 30,                          YEAR ENDED DECEMBER 31,

                            ------------------------------------------------------------------------------
                                   2009*            2008        2007        2006        2005        2004
Net asset value at
  beginning of period            $  10.71         $  18.40    $  18.78    $  17.48    $  16.67    $  15.93
                                 --------         --------    --------    --------    --------    --------
Net investment income                0.16 (a)         0.47        0.47 (a)    0.37 (a)    0.33 (a)    0.28 (b)
Net realized and
  unrealized gain (loss)
  on investments                     0.50            (5.40)       0.97        1.30        0.75        0.74
                                 --------         --------    --------    --------    --------    --------
Total from investment
  operations                         0.66            (4.93)       1.44        1.67        1.08        1.02
                                 --------         --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                            --            (0.56)      (0.45)      (0.12)      (0.27)      (0.28)
  From net realized gain
     on investments                    --            (2.20)      (1.37)      (0.25)         --          --
                                 --------         --------    --------    --------    --------    --------
Total dividends and
  distributions                        --            (2.76)      (1.82)      (0.37)      (0.27)      (0.28)
                                 --------         --------    --------    --------    --------    --------
Net asset value at end of
  period                         $  11.37         $  10.71    $  18.40    $  18.78    $  17.48    $  16.67
                                 ========         ========    ========    ========    ========    ========
Total investment return              6.16%(e)(f)    (26.92%)      7.51%       9.50%       6.50%(c)    6.37%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income              2.98%++          2.55%       2.42%       2.06%       1.96%       1.64%(b)
  Net expenses                       0.71%++          0.65%       0.58%       0.59%       0.37%       0.62%
  Expenses (before
     reimbursement)                  0.71%++          0.65%       0.58%       0.59%       0.58%       0.62%
Portfolio turnover rate                47%(d)           94%(d)      76%         61%(d)      76%(d)     111%
Net assets at end of
  period (in 000's)              $206,584         $217,037    $373,886    $408,052    $451,605    $523,683




*    Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.01 per share and 0.05%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid
     $3.00 per share.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.27% and 5.99% for the Initial Class shares and
     Service Class shares, respectively, for the year ended December 31, 2005.
(d)  The portfolio turnover rates not including mortgage dollar rolls were 35%,
     78%, 51% and 39% for the six-month period ended June 30, 2009 and for the years ended December 31, 2008, 2006 and 2005, respectively.
(e)  Total return is not annualized.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-388    MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                        Service Class
--------------------------------------------------------------------------------------------
  Six months
    ended
   June 30,                                Year ended December 31,
      --------------------------------------------------------------------------------------
    2009*             2008             2007             2006             2005          2004
      $ 10.67          $ 18.33          $ 18.72          $ 17.43          $ 16.64    $ 15.92
      -------          -------          -------          -------          -------    -------
         0.14 (a)         0.40             0.42 (a)         0.33 (a)         0.29 (a)   0.24 (b)
         0.51            (5.35)            0.97             1.29             0.73       0.73
      -------          -------          -------          -------          -------    -------
         0.65            (4.95)            1.39             1.62             1.02       0.97
      -------          -------          -------          -------          -------    -------

           --            (0.51)           (0.41)           (0.08)           (0.23)     (0.25)
           --            (2.20)           (1.37)           (0.25)              --         --
      -------          -------          -------          -------          -------    -------
           --            (2.71)           (1.78)           (0.33)           (0.23)     (0.25)
      -------          -------          -------          -------          -------    -------
      $ 11.32          $ 10.67          $ 18.33          $ 18.72          $ 17.43    $ 16.64
      =======          =======          =======          =======          =======    =======
         6.09%(e)(f)    (27.10%)           7.24%            9.23%            6.19%(c)   6.10%

         2.73%++          2.30%            2.17%            1.81%            1.71%      1.39%(b)
         0.96%++          0.90%            0.83%            0.84%            0.62%      0.87%
         0.96%++          0.90%            0.83%            0.84%            0.83%      0.87%
           47%(d)           94%(d)           76%              61%(d)           76%(d)    111%
      $39,737          $38,955          $58,724          $55,833          $48,909    $37,849




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-389

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company.

The Portfolios commenced operations on the dates indicated below:

 COMMENCEMENT OF
 OPERATIONS          PORTFOLIOS
January 23, 1984     Bond and Common Stock
                     Portfolios
--------------------------------------------------
January 29, 1993     Capital Appreciation, Cash
                     Management, Government, S&P
                     500 Index and Total Return
                     Portfolios
--------------------------------------------------
May 1, 1995          High Yield Corporate Bond and
                     International Equity
                     Portfolios
--------------------------------------------------
October 1, 1996      Convertible Portfolio
--------------------------------------------------
May 1, 1998          Developing Growth, ICAP
                     Select Equity and Large Cap
                     Growth Portfolios
--------------------------------------------------
July 2, 2001         Mid Cap Core, Mid Cap Growth,
                     Mid Cap Value and Small Cap
                     Growth Portfolios
--------------------------------------------------
May 2, 2005          Balanced and Floating Rate
                     Portfolios
--------------------------------------------------
February 13, 2006    Conservative Allocation,
                     Growth Allocation, Moderate
                     Allocation and Moderate
                     Growth Allocation Portfolios
--------------------------------------------------



The Portfolios (each separately a "Portfolio") are separate Portfolios of the Fund. Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II and III, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the "Separate Accounts"). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolios are also offered to the Asset Allocation Portfolios (as defined below), which may invest in and own shares in any of the Portfolios or other MainStay Funds.

On May 13, 2003, the Fund's Board of Directors adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

 COMMENCEMENT OF
 OPERATIONS          PORTFOLIOS
June 4, 2003         Bond, Government, High Yield
                     Corporate Bond and Total
                     Return Portfolios
--------------------------------------------------
June 5, 2003         Capital Appreciation, Common
                     Stock, Convertible,
                     Developing Growth, ICAP
                     Select Equity, International
                     Equity, Mid Cap Core, Mid Cap
                     Growth, Mid Cap Value, S&P
                     500 Index and Small Cap
                     Growth Portfolios
--------------------------------------------------
June 6, 2003         Large Cap Growth Portfolio
--------------------------------------------------
May 2, 2005          Balanced and Floating Rate
                     Portfolios
--------------------------------------------------
February 13, 2006    Conservative Allocation,
                     Growth Allocation, Moderate
                     Allocation and Moderate
                     Growth Allocation Portfolios
--------------------------------------------------



The investment objectives for each of the Portfolios of the Fund are as follows:

BALANCED: to seek high total return.

BOND: to seek the highest income over the long term consistent with preservation of principal.

CAPITAL APPRECIATION: to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

CASH MANAGEMENT: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

COMMON STOCK: to seek long-term growth of capital, with income as a secondary consideration.

CONSERVATIVE ALLOCATION: to seek current income and, secondarily, long-term growth of capital.

CONVERTIBLE: to seek capital appreciation together with current income.

DEVELOPING GROWTH: to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

FLOATING RATE: to seek to provide high current income.

GOVERNMENT: to seek a high level of current income, consistent with safety of principal.

GROWTH ALLOCATION: to seek long-term growth of capital.

HIGH YIELD CORPORATE BOND: to seek maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. Capital appreciation is a secondary objective.



M-390    MainStay VP Series Fund, Inc.

ICAP SELECT EQUITY: to seek a superior total return.

INTERNATIONAL EQUITY: to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

LARGE CAP GROWTH: to seek long-term growth of capital.

MID CAP CORE: to seek long-term growth of capital.

MID CAP GROWTH: to seek long-term growth of capital.

MID CAP VALUE: to realize maximum long-term total return from a combination of capital appreciation and income.

MODERATE ALLOCATION: to seek long-term growth of capital and, secondarily, current income.

MODERATE GROWTH ALLOCATION: to seek long-term growth of capital and, secondarily, current income.

S&P 500 INDEX: to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

SMALL CAP GROWTH: to seek long-term capital appreciation by investing in securities of small-cap companies.

TOTAL RETURN: to realize current income consistent with reasonable opportunity for future growth of capital and income.

The Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios (collectively, the "Asset Allocation Portfolios") operate as "fund-of-funds." The Asset Allocation Portfolios may invest in other Portfolios of the Fund as well as funds of Eclipse Funds and The MainStay Funds, each a Massachusetts business trust, and ICAP Funds, Inc. and Eclipse Funds Inc., each a Maryland corporation, for which New York Life Investment Management LLC also serves as manager (the "Underlying Portfolios/Funds").

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

Each Portfolio prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF CASH MANAGEMENT PORTFOLIO SHARES. The Cash Management Portfolio seeks to maintain a net asset value ("NAV") of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Notwithstanding the foregoing, the Cash Management Portfolio is participating in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program, the details of which are disclosed in Note 12.

(B) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades.

Debt securities are valued at prices supplied by a pricing agent or broker selected by the Portfolio's Manager (as defined in Note 3(A)), in consultation with the Portfolio's Subadvisor (as defined in Note 3(A)), if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Portfolio's Manager, in consultation with the Portfolio's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange on each valuation date. Investments in other funds are valued at their NAVs at the close of the New York Stock Exchange on the valuation date.

Investments in money market funds are valued daily at their NAV. Portfolio securities held by the Cash Management Portfolio are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Fund has engaged an independent pricing service to provide market value quotations from dealers in loans. Options and futures contracts are valued at the last posted settlement price on the market where such options or futures contracts are principally traded. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the

                                                mainstayinvestments.com    M-391
trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring;
(iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Portfolio's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At June 30, 2009, the Convertible, Developing Growth, Government, High Yield Corporate Bond and Total Return Portfolios held securities with values of $234, $1, $1,360,097, $6,142,350 and $889,038, respectively, that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by certain of the Portfolios, including the International Equity Portfolio principally trade, and the time at which the Portfolios' NAVs are calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Portfolio's policies and procedures. At June 30, 2009, foreign securities held by the Portfolios were not fair valued.

The Portfolios adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning January 1, 2008. In accordance with SFAS 157, "fair value" is defined as the price that the Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2009, for each Portfolio's investments is included at the end of each Portfolio's Portfolio of Investments.

The valuation techniques used by the Portfolios to measure fair value during the six-month period ended June 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Portfolios utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("SFSP 157-4"). SFSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. SFSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009.

(C) FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the


M-392    MainStay VP Series Fund, Inc.

"Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Portfolios from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

Each Portfolio is subject to Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolios have recorded no tax liabilities pursuant to FIN 48. Each of the Portfolio's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager continually reviews the Portfolios' tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management and Floating Rate Portfolios, dividends are declared daily and paid monthly and distributions of net realized capital gains, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay dividends of net investment income and distributions of net realized capital gain and currency gains, if any, at least once a year. All dividends and distributions are reinvested in shares of the Portfolio, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Asset Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased, other than short-term securities, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the Distribution and Service Plan, further discussed in Note 3(C), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative NAVs on the date the expenses are incurred. The expenses borne by each Portfolio, including those of related parties to the Portfolios, are shown on each Portfolio's Statement of Operations.

In addition, each Asset Allocation Portfolio bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Asset Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Asset Allocation Portfolio may vary.

(G) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) PURCHASED AND WRITTEN OPTIONS. Certain Portfolios may write covered call and put options on their portfolio securities or foreign currencies. These securities are subject to equity price risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, a Portfolio foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. A Portfolio, in exchange for the

                                                mainstayinvestments.com    M-393
premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, a Portfolio, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price. However, as long as the obligation as the writer continues, the Portfolio has retained the risk of loss should the price of the underlying security decline. After writing a put option, a Portfolio may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

Certain Portfolios may purchase call and put options on their portfolio securities or foreign currencies. A Portfolio may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Portfolio may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. A Portfolio may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Portfolio and the prices of options relating to the securities or foreign currencies purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The International Equity Portfolio and the Total Return Portfolio write covered call options to try to realize greater return on the sale of a stock. These Portfolios write put options to help protect against unanticipated adverse developments. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. (See Note 6.)

(I) REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Directors. During the term of any repurchase agreement, the Manager will continue to monitor the credit worthiness of the seller. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Portfolio to the seller secured by the securities transferred to the Portfolio.

When a Portfolio invests in repurchase agreements, the Portfolio's custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(J) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Floating Rate, High Yield Corporate Bond and Total Return Portfolios invest in loan assignments and participations. Loan assignments and loan participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Portfolios record an investment when the borrower withdraws money and record interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Portfolios invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

A Portfolio assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Portfolio and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. The unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. (See Note 5.)

(K) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (i.e., foreign currency, interest rate, security, or securities index.) The Portfolios are subject to equity price risk and interest price risk in the normal course of investing in these transactions. The Portfolios enter into futures contracts for hedging purposes, managing the duration and yield curve profile, market exposure or to enhance


M-394    MainStay VP Series Fund, Inc.

income. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Bond Portfolio, Government Portfolio and Total Return Portfolio invest in futures contracts to help manage the duration and yield curve of the portfolio. The Balanced Portfolio and the S&P 500 Index Portfolio invest in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. A Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

(L) FOREIGN CURRENCY FORWARD CONTRACTS. Certain Portfolios may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. These Portfolios are subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The High Yield Corporate Bond and International Equity Portfolios enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of a Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio's assets. Moreover, there may be an imperfect correlation between a Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects the Portfolio's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 6.)

(M) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Portfolios are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date; and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Portfolios that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized and unrealized gains (losses) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses. (See Note 6.)


                                                mainstayinvestments.com    M-395

(N) MORTGAGE DOLLAR ROLLS. Certain Portfolios may enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") from their portfolios to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(O) SECURITIES LENDING. In order to realize additional income, each Portfolio other than the Cash Management, Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios may engage in securities lending, subject to the limitations set forth in the Investment Company Act. In the event the Portfolios do engage in securities lending, the Portfolios will lend through their custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Portfolios' cash collateral in accordance with the Lending Agreement between the Portfolios and State Street, and indemnifies the Portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios may also record a realized gain or loss on securities deemed sold due to the borrower's inability to return securities on loan. The Portfolios receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

In light of current market conditions, the Fund's Board of Directors and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(P) RIGHTS AND WARRANTS. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Portfolios enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security can not be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also loose the entire value of the investment in warrants if the warrant is not exercised by the date of its expiration. The International Equity Portfolio invests in rights and warrants when the underlying security can not be purchased due to restrictions an industry and/or country places on foreign investors. The Developing Growth, High Yield Corporate Bond and Total Return Portfolios invest in warrants if they are acquired through corporate actions.

(Q) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Convertible, High Yield Corporate Bond and Total Return Portfolios may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 7.)

(R) CONCENTRATION OF RISK. The High Yield Corporate Bond Portfolio invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a higher interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.



M-396    MainStay VP Series Fund, Inc.

The Floating Rate, High Yield Corporate Bond, and Total Return Portfolios invest in floating rate loans. The floating rate loans in which the Portfolios principally invest are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Portfolios' NAVs could go down and you could lose money.

There are certain risks involved in investing in foreign securities in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

(S) INDEMNIFICATIONS. Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolios.

(T) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 requires enhanced disclosures about the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows. At the six-month period ended June 30, 2009, derivative summary tables for each Portfolio are as follows:

BALANCED PORTFOLIO

                                 INTEREST
                                     RATE
                                CONTRACTS
 FINANCIAL STATEMENT LOCATION        RISK      TOTAL
ASSET DERIVATIVES:
Futures Contracts
  Cumulative appreciation
     (depreciation) of futures
     is reported in futures
     contracts below. Only
     current day's variation
     margin is reported within
     the Statement of Assets &
     Liabilities.                $ 32,305   $ 32,305
                                --------------------
Total Value                      $ 32,305   $ 32,305
                                ====================

REALIZED GAIN (LOSS):
Futures Contracts
  Statement of Operations:
  Net realized gain (loss) on
     futures transactions        $329,590   $329,590
                                --------------------
Total Realized Gain (Loss)       $329,590   $329,590
                                ====================

CHANGE IN APPRECIATION (DEPRECIATION):
Futures Contracts
  Statement of Operations:
  Net change in unrealized
     appreciation
     (depreciation) on futures
     contracts                   $(59,039)  $(59,039)
                                --------------------
Total Change in Appreciation
  (Depreciation)                 $(59,039)  $(59,039)
                                ====================

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR
  SHARES/UNITS (1):
Futures Contracts (2)                  24         24
                                ====================




(1) Amount disclosed equals amount outstanding at June 30, 2009.
(2) Amount represents number of contracts or number of shares/units.

BOND PORTFOLIO

                                 INTEREST
                                     RATE
 FINANCIAL STATEMENT            CONTRACTS
 LOCATION                            RISK         TOTAL
ASSET DERIVATIVES:
Futures Contracts
  Cumulative appreciation
     (depreciation) of
     futures is reported in
     futures contracts
     below. Only current
     day's variation margin
     is reported within the
     Statement of Assets &
     Liabilities              $   316,826   $   316,826
                              -------------------------
Total Value                   $   316,826   $   316,826
                              =========================


                                                mainstayinvestments.com    M-397

                                 INTEREST
                                     RATE
 FINANCIAL STATEMENT            CONTRACTS
 LOCATION                            RISK         TOTAL

REALIZED GAIN (LOSS):
Futures Contracts
  Statement of Operations:
  Net realized gain (loss)
     on futures transactions  $(1,627,617)  $(1,627,617)
                              -------------------------
Total Realized Gain (Loss)    $(1,627,617)  $(1,627,617)
                              =========================

CHANGE IN APPRECIATION (DEPRECIATION):
Futures Contracts
  Statement of Operations:
  Net change in unrealized
     appreciation
     (depreciation) on
     futures contracts        $   316,826   $   316,826
                              -------------------------
Total Change in Appreciation
  (Depreciation)              $   316,826   $   316,826
                              =========================

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS
  (1):
Futures Contracts (2)                 265           265
                              =========================




(1) Amount disclosed equals amount outstanding at June 30, 2009.
(2) Amount represents number of contracts or number of shares/units.

DEVELOPING GROWTH PORTFOLIO

                                     EQUITY
                                  CONTRACTS
 FINANCIAL STATEMENT LOCATION          RISK        TOTAL
ASSET DERIVATIVES:
Warrants
  Statement of Assets &
     Liabilities:
  Investment in securities, at
     value                       $        1   $        1
                                 -----------------------
Total Value                            $  1         $  1
                                 =======================

REALIZED GAIN (LOSS):
Warrants
  Statement of Operations:
  Net realized gain (loss) on
     security transactions:           $  --        $  --
                                 -----------------------
Total Realized Gain (Loss)             $ --         $ --
                                 =======================

CHANGE IN APPRECIATION (DEPRECIATION):
Warrants
  Statement of Operations:
  Net change in unrealized
     appreciation
     (depreciation) on security
     transactions                     $  --        $  --
                                 -----------------------
Total Change in Appreciation
  (Depreciation)                       $ --         $ --
                                 =======================

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS
  (1):
Warrants (2)                            120          120
                                 =======================




(1) Amount disclosed equals amount outstanding at June 30, 2009.
(2) Amount represents number of contracts or number of shares/units.

GOVERNMENT PORTFOLIO

                                 INTEREST
                                     RATE
 FINANCIAL STATEMENT            CONTRACTS
 LOCATION                            RISK         TOTAL
ASSET DERIVATIVES:
Futures Contracts
  Cumulative appreciation
     (depreciation) of
     futures is reported in
     futures contracts
     below. Only current
     day's variation margin
     is reported within the
     Statement of Assets &
     Liabilities              $   173,139   $   173,139
                              -------------------------
Total Value                   $   173,139   $   173,139
                              =========================

REALIZED GAIN (LOSS):
Futures Contracts
  Statement of Operations:
  Net realized gain (loss)
     on futures transactions  $(1,062,931)  $(1,062,931)
                              -------------------------
Total Realized Gain (Loss)    $(1,062,931)  $(1,062,931)
                              =========================

CHANGE IN APPRECIATION (DEPRECIATION):
Futures Contracts
  Statement of Operations:
  Net change in unrealized
     appreciation
     (depreciation) on
     futures contracts        $   173,139   $   173,139
                              -------------------------
Total Change in Appreciation
  (Depreciation)              $   173,139   $   173,139
                              =========================

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR
  SHARES/UNITS (1):
Futures Contracts (2)                (187)         (187)
                              =========================




(1) Amount disclosed equals amount outstanding at June 30, 2009.
(2) Amount represents number of contracts or number of shares/units.

HIGH YIELD CORPORATE BOND PORTFOLIO

                                    EQUITY
                                 CONTRACTS
 FINANCIAL STATEMENT LOCATION         RISK       TOTAL
ASSET DERIVATIVES:
Warrants
  Statement of Assets &
     Liabilities:
  Investment in securities, at
     value                       $      --   $      --
                                 ---------------------
Total Value                       $     --    $     --
                                 =====================

REALIZED GAIN (LOSS):
Warrants
  Statement of Operations:
  Net realized gain (loss) on
     security transactions:       $   (979)   $   (979)
                                 ---------------------
Total Realized Gain (Loss)        $   (979)   $   (979)
                                 =====================



M-398    MainStay VP Series Fund, Inc.

                                    EQUITY
                                 CONTRACTS
 FINANCIAL STATEMENT LOCATION         RISK       TOTAL

CHANGE IN APPRECIATION (DEPRECIATION):
Warrants
  Statement of Operations:
  Net change in unrealized
     appreciation
     (depreciation) on security
     transactions                 $(10,222)   $(10,222)
                                 ---------------------
Total Change in Appreciation
  (Depreciation)                  $(10,222)   $(10,222)
                                 =====================

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS
  (1):
Warrants (2)                            --          --
                                 =====================




(1) Amount disclosed equals amount outstanding at June 30, 2009.
(2) Amount represents number of contracts or number of shares/units.

INTERNATIONAL EQUITY PORTFOLIO

                             FOREIGN
                            EXCHANGE        EQUITY
 FINANCIAL STATEMENT       CONTRACTS     CONTRACTS
 LOCATION                       RISK          RISK         TOTAL
ASSET DERIVATIVES:
  Options Purchased
  Statement of Assets &
     Liabilities:
  Investment in
     securities, at
     value:              $        --   $     1,635   $     1,635
  Warrants
  Statement of Assets &
     Liabilities:
  Investment in
     securities, at
     value                        --     5,197,535     5,197,535
  Forward Contracts
  Statement of Assets &
     Liabilities:
  Unrealized
     appreciation on
     foreign currency
     forward contracts:    3,216,579            --     3,216,579
                         ---------------------------------------
Total Value              $ 3,216,579   $ 5,199,170   $ 8,415,749
                         =======================================

LIABILITY DERIVATIVES:
Options Written
  Statement of Assets &
     Liabilities:
  Written options, at
     value:              $        --   $  (125,738)  $  (125,738)
Forward Contracts
  Statement of Assets &
     Liabilities:
  Unrealized
     depreciation on
     foreign currency
     forward contracts      (118,977)           --      (118,977)
                         ---------------------------------------
Total Value              $  (118,977)  $  (125,738)  $  (244,715)
                         =======================================

REALIZED GAIN (LOSS):
Options Purchased
  Statement of
     Operations:
  Net realized gain
     (loss) on security
     transactions:       $        --   $  (385,958)  $  (385,958)
Rights
  Statement of
     Operations:
  Net realized gain
     (loss) on security
     Investments                  --    (1,663,015)   (1,663,015)
Options Written
  Statement of
     Operations:
  Net realized gain
     (loss) on written
     option
     transactions:                --       378,203       378,203
Forward Contracts
  Statement of
     Operations:
  Net realized gain
     (loss) on foreign
     currency
     transactions:        (2,218,880)           --    (2,218,880)
                         ---------------------------------------
Total Realized Gain
  (Loss)                 $(2,218,880)  $(1,670,770)  $(3,889,650)
                         =======================================

CHANGE IN APPRECIATION (DEPRECIATION):
Options Purchased
  Statement of
     Operations:
  Net change in
     unrealized
     appreciation
     (depreciation) on
     security
     transactions        $        --   $   (22,677)  $   (22,677)
Rights
  Statement of
     Operations:
  Net change in
     unrealized
     appreciation
     (depreciation) on
     security
     transactions                 --      (786,202)     (786,202)
Warrants
  Statement of
     Operations:
  Net change in
     unrealized
     appreciation
     (depreciation) on
     security
     transactions                 --       625,626       625,626
Options Written
  Statement of
     Operations:
  Net change in
     unrealized
     appreciation
     (depreciation) on
     written option
     contracts                    --       (68,422)      (68,422)
Forward Contracts
  Statement of
     Operations:
  Net change in
     unrealized
     appreciation
     (depreciation) on
     translation of
     other assets and
     liabilities in
     foreign currencies
     and foreign
     currency forward
     contracts             2,678,426            --     2,678,426
                         ---------------------------------------
Total Change in
  Appreciation
  (Depreciation)         $ 2,678,426   $  (251,675)  $ 2,426,751
                         =======================================


                                                mainstayinvestments.com    M-399

                             FOREIGN
                            EXCHANGE        EQUITY
 FINANCIAL STATEMENT       CONTRACTS     CONTRACTS
 LOCATION                       RISK          RISK         TOTAL

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1):
Options Purchased (2)             --        10,900        10,900
Warrants (2)                      --     1,134,758     1,134,758
Options Written (2)               --          (418)         (418)
                         =======================================




(1) Amount disclosed equals amount outstanding at June 30, 2009.
(2) Amounts represent number of contracts or number of shares/units.

S&P 500 INDEX PORTFOLIO

                                      OTHER
                                  CONTRACTS
 FINANCIAL STATEMENT LOCATION          RISK        TOTAL
ASSET DERIVATIVES:
Futures Contracts
  Cumulative appreciation
     (depreciation) of futures
     is reported in futures
     contracts below. Only
     current day's variation
     margin is reported within
     the Statement of Assets &
     Liabilities.                $ (628,141)  $ (628,141)
                                 -----------------------
Total Value                      $ (628,141)  $ (628,141)
                                 =======================

REALIZED GAIN (LOSS):
Futures Contracts
  Statement of Operations:
  Net realized gain (loss) on
     futures transactions        $8,309,792   $8,309,792
                                 -----------------------
Total Realized Gain (Loss)       $8,309,792   $8,309,792
                                 =======================

CHANGE IN APPRECIATION (DEPRECIATION):
Futures Contracts
  Statement of Operations:
  Net change in unrealized
     appreciation
     (depreciation) on futures
     contracts                   $ (966,399)  $ (966,399)
                                 -----------------------
Total Change in Appreciation
  (Depreciation)                 $ (966,399)  $ (966,399)
                                 =======================

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS
  (1):
Futures Contracts (2)                   585          585
                                 =======================




(1) Amount disclosed equals amount outstanding at June 30, 2009.
(2) Amount represents number of contracts or number of shares/units.

TOTAL RETURN PORTFOLIO

                         INTEREST    FOREIGN
                             RATE   EXCHANGE     EQUITY
 FINANCIAL STATEMENT    CONTRACTS  CONTRACTS  CONTRACTS
 LOCATION                    RISK       RISK       RISK      TOTAL
ASSET DERIVATIVES:
Options Purchased
  Statement of Assets
     & Liabilities:
  Investment in
     securities, at
     value:             $      --   $     --   $  1,000  $   1,000
Warrants
  Statement of Assets
     & Liabilities:
  Investment in
     securities, at
     value                     --         --    110,156    110,156
Futures
  Cumulative
     appreciation
     (depreciation)
     of futures is
     reported in
     futures
     contracts below.
     Only current
     day's variation
     margin is
     reported within
     the Statement of
     Assets &
     Liabilities:          54,643         --         --     54,643
Forward Contracts
  Statement of Assets
     & Liabilities:
  Unrealized
     appreciation on
     foreign currency
     forward
     contracts:                --     86,103         --     86,103
                       -------------------------------------------
Total Value             $  54,643   $ 86,103   $111,156  $ 251,902
                       ===========================================

LIABILITY DERIVATIVES:
Forward Contracts
Statement of Assets &
  Liabilities:
Unrealized
  depreciation on
  foreign currency
  forward contracts    $       --   $  2,384  $      --  $   2,384
                       -------------------------------------------
Total Value             $      --   $  2,384   $     --  $   2,384
                       ===========================================

REALIZED GAIN (LOSS):
Options Purchased
Statement of
  Operations:
Net realized gain
  (loss) on security
  transactions:         $      --   $     --   $131,243  $ 131,243
Rights
Statement of
  Operations:
Net realized gain
  (loss) on security
  transactions:                --         --    (19,347)   (19,347)
Futures Contracts
Statement of
  Operations:
Net realized gain
  (loss) on futures
  transactions:          (342,750)        --         --   (342,750)
Forward Contracts
Statement of
  Operations:
Net realized gain
  (loss) on foreign
  currency
  transactions:                --    (38,549)        --    (38,549)
                       -------------------------------------------
Total Realized Gain
  (Loss)                $(342,750)  $(38,549)  $111,896  $(269,403)
                       ===========================================



M-400    MainStay VP Series Fund, Inc.

                         INTEREST    FOREIGN
                             RATE   EXCHANGE     EQUITY
 FINANCIAL STATEMENT    CONTRACTS  CONTRACTS  CONTRACTS
 LOCATION                    RISK       RISK       RISK      TOTAL

CHANGE IN APPRECIATION (DEPRECIATION):
Options Purchased
  Statement of
     Operations:
  Net change in
     unrealized
     appreciation
     (depreciation)
     on security
     transactions       $      --   $     --   $(12,000) $ (12,000)
Rights
  Statement of
     Operations:
  Net change in
     unrealized
     appreciation
     (depreciation)
     on security
     transactions              --         --    (19,074)   (19,074)
Warrants
  Statement of
     Operations:
  Net change in
     unrealized
     appreciation
     (depreciation)
     on security
     transactions              --         --     14,793     14,793
Futures Contracts
  Statement of
     Operations:
  Net change in
     unrealized
     appreciation
     (depreciation)
     on futures
     contracts             54,643         --         --     54,643
Forward Contracts
  Statement of
     Operations:
  Net change in
     unrealized
     appreciation
     (depreciation)
     on translation
     of other assets
     and liabilities
     in foreign
     currencies and
     foreign currency
     forward
     contracts                 --     88,844         --     88,844
                       -------------------------------------------
Total Change in
  Appreciation
  (Depreciation)        $  54,643   $ 88,844   $(16,281) $ 127,206
                       ===========================================

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1):
Options Purchased (2)          --         --      1,000      1,000
Warrants (2)                   --         --     24,050     24,050
Futures Contracts (2)         (60)        --         --        (60)
                       ===========================================




(1) Amount disclosed equals amount outstanding at June 30, 2009.
(2) Amounts represent number of contracts or number of shares/units.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) INVESTMENT ADVISORY, SUBADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as investment manager to the Portfolios of the Fund under an Amended and Restated Management Agreement ("Management Agreement"). New York life Investments has retained direct day-to-day portfolio management of the Bond, Cash Management, Floating Rate, Mid Cap Growth, and Mid Cap Value Portfolios and the fixed income portion of the Balanced Portfolio.

Madison Square Investors LLC ("Madison Square Investors"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Common Stock, Conservative Allocation, Growth Allocation, Mid Cap Core, Moderate Allocation, Moderate Growth Allocation, S&P 500 Index, and the equity portion of Balanced, under a Subadvisory Agreement with New York Life Investments. Madison Square Investors also serves as Interim Subadvisor to Capital Appreciation, effective June 29, 2009, pursuant to the terms of an Interim Subadvisory Agreement with New York Life Investments.

MacKay Shields LLC ("MacKay Shields"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Convertible, Government, High Yield Corporate Bond, International Equity and the fixed-income portion of Total Return, under a Subadvisory Agreement with New York Life Investments.

Institutional Capital LLC ("ICAP"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Select Equity Portfolio, under a Subadvisory Agreement with New York Life Investments.

Epoch Investment Partners LLC ("Epoch"), a registered investment adviser, serves as Subadvisor to Developing Growth Portfolio and the equity portion of the Total Return Portfolio, under the terms of a Subadvisory Agreement with New York Life Investments. Epoch also serves as Interim Subadvisor to the Small Cap Growth Portfolio, pursuant to the terms of an Interim Subadvisory Agreement with New York Life Investments.

Winslow Capital Management, Inc. ("Winslow"), a registered investment adviser, serves as the Subadvisor to the Large Cap Growth Portfolio, under a Subadvisory Agreement with New York Life Investments. Pursuant to the terms of Subadvisory Agreements between New York Life Investments and the Subadvisors, New York Life Investments pays for the services of each Subadvisor.

As Manager, New York Life Investments also serves as administrator for the Fund. New York Life Investments provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios. These administrative services are provided pursuant to the Management Agreements referenced above.


                                                mainstayinvestments.com    M-401

State Street, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily net asset values of the Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolios' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios' administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.

Effective August 1, 2008, the Fund, on behalf of each Portfolio, pays New York Life Investments in its capacity as the Portfolios' investment manager and administrator, the monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio set forth in the table below. Where indicated, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses with respect to certain Portfolios. These contractual waivers may be modified or terminated only with the approval of the Board of Directors. Pursuant to the expense reimbursement agreement, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from a Portfolio pursuant to the agreement if such action does not cause the respective Portfolio to exceed the existing expense limitations and the recoupment is made within one year after the year in which New York Life Investments incurred the expense.

                                     ANNUAL RATE
Balanced Portfolio                          0.75%(a)
------------------------------------------------
Bond Portfolio                              0.50%(b)
------------------------------------------------
Capital Appreciation Portfolio              0.61%(c)
------------------------------------------------
Cash Management Portfolio                   0.45%(d)
------------------------------------------------
Common Stock Portfolio                      0.55%(e)
------------------------------------------------
Conservative Allocation Portfolio           0.00%(f)
------------------------------------------------
Convertible Portfolio                       0.60%(c)
------------------------------------------------
Developing Growth Portfolio                 0.80%(g)
------------------------------------------------
Floating Rate Portfolio                     0.60%
------------------------------------------------
Government Portfolio                        0.50%(b)
------------------------------------------------
Growth Allocation Portfolio                 0.00%(f)
------------------------------------------------
High Yield Corporate Bond Portfolio         0.57%(h)
------------------------------------------------
ICAP Select Equity Portfolio                0.80%(i)
------------------------------------------------
International Equity Portfolio              0.89%(j)
------------------------------------------------
Large Cap Growth Portfolio                  0.75%(k)
------------------------------------------------
Mid Cap Core Portfolio                      0.85%(l)
------------------------------------------------
Mid Cap Growth Portfolio                    0.75%(m)
------------------------------------------------
Mid Cap Value Portfolio                     0.70%(n)
------------------------------------------------
Moderate Allocation Portfolio               0.00%(f)
------------------------------------------------
Moderate Growth Allocation
  Portfolio                                 0.00%(f)
------------------------------------------------
S&P 500 Index Portfolio                     0.30%(o)
------------------------------------------------
Small Cap Growth Portfolio                  0.90%(p)
------------------------------------------------
Total Return Portfolio                      0.57%(q)
------------------------------------------------



(a) On assets up to $1 billion and 0.70% on assets in excess of $1 billion.

(b) On assets up to $500 million, 0.475% from $500 million to $1 billion and 0.45% on assets in excess of $1 billion.

(c) On assets up to $1 billion and 0.50% on assets in excess of $1 billion.

(d) On assets up to $500 million, 0.40% from $500 million to $1 billion and 0.35% on assets in excess of $1 billion. For the six-month period ended June 30, 2009, New York Life Investments waived its fees in the amount of $134,650, which may not be recouped by New York Life Investments.

(e) On assets up to $500 million, 0.525% from $500 million to $1 billion and 0.50% on assets in excess of $1 billion.

(f) New York Life Investments has contractually agreed to waive other fees and/or reimburse the Asset Allocation Portfolios for certain expenses so that net annual operating expenses for the Initial Class shares (excluding underlying fund expenses) do not exceed 0.25%. New York Life Investments will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. For the six-month period ended June 30, 2009, the Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolio's had no amounts available for recoupment.

(g) On assets up to $200 million, 0.75% from $200 million to $500 million, 0.725% from $500 million to $1 billion and 0.70% on assets in excess of $1 billion.

(h) On assets up to $1 billion, 0.55% from $1 billion to $5 billion and 0.525% on assets in excess of $5 billion.

(i) On assets up to $250 million, 0.75% from $250 million to $1 billion and 0.74% on assets in excess of $1 billion. From May 1, 2008 through April 30, 2009, New York Life Investments contractually agreed to waive a portion of the management fee for the ICAP Select Equity Portfolio to 0.75% on assets up to $250 million, 0.70% from $250 million to $1 billion and 0.69% in excess of $1 billion. For the six-month period ended June 30, 2009, New York Life Investments waived its fees in the amount of $98,110, which may not be recouped by New York Life Investments.

(j) On assets up to $500 million and 0.85% on assets in excess of $500 million.

(k) On assets up to $500 million, 0.725% from $500 million to $1 billion and 0.70% on assets in excess of $1 billion. On behalf of the Large Cap Growth Portfolio, the Subadvisory Agreement between New York Life Investments and Winslow includes breakpoints based on the aggregation of assets of all New York Life Investments-managed mutual funds subadvised by Winslow. As a result of the potential benefits received from this arrangement, New York Life Investments may provide a management fee waiver as breakpoints are


M-402    MainStay VP Series Fund, Inc.

    reached. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Large Cap Growth Portfolio pursuant to the agreement if such action does not cause the Portfolio to exceed the existing expense limitation and the recoupment is made within one year after the year in which New York Life Investments incurred the expense. For the six-month period ended June 30, 2009, New York Life Investments waived $17,235, which may not be recouped by New York Life Investments.

(l) On assets up to $1 billion and 0.80% on assets in excess of $1 billion.

(m) On assets up to $500 million and 0.70% on assets in excess of $500 million.

(n) On assets up to $500 million and 0.65% on assets in excess of $500 million.

(o) On assets up to $1 billion, 0.275% from $1 billion to $2 billion, 0.265% from $2 billion to $3 billion and 0.25% on assets in excess of $3 billion. Effective May 1, 2008, New York Life Investments voluntarily agreed to waive a portion of its management fee for the S&P 500 Index Portfolio to 0.25% on assets up to $1 billion, 0.225% from $1 billion to $2 billion, 0.215% from $2 billion to $3 billion and 0.20% on assets in excess of $3 billion. For the six-month period ended June 30, 2009, the Manager waived its fees in the amount of $185,721, which may not be recouped by New York Life Investments.

(p) On assets up to $1 billion and 0.85% on assets in excess of $1 billion.

(q) On assets up to $1 billion and 0.55% on assets in excess of $1 billion.

(B) DISTRIBUTOR. NYLIFE Distributors LLC ("NYLIFE Distributors"), an indirect, wholly-owned subsidiary of New York Life, serves as distributor (the "Distributor") to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement.

(C) DISTRIBUTION AND SERVICE FEES. With respect to the Service Class shares of all Portfolios, except the Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each Portfolio.

(D) CAPITAL. At June 30, 2009, the Asset Allocation Portfolios held the following percentages of outstanding shares of the designated share class of affiliated investment companies:

 CONSERVATIVE ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I         6.47%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       8.31
----------------------------------------------
MainStay 130/30 High Yield Fund Class I   8.83
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                 4.04
----------------------------------------------
MainStay Growth Equity Fund Class I       3.60
----------------------------------------------
MainStay ICAP Equity Fund Class I         1.54
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       0.96
----------------------------------------------
MainStay Institutional Bond Fund Class
  I                                       6.43
----------------------------------------------
MainStay MAP Fund Class I                 0.91
----------------------------------------------
MainStay Small Company Value Fund Class
  I                                       2.16
----------------------------------------------
MainStay VP Bond Portfolio Initial
  Class                                  18.57
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                           2.80
----------------------------------------------
MainStay VP Developing Growth Portfolio
  Initial Class                           4.23
----------------------------------------------
MainStay VP Floating Rate Portfolio
  Initial Class                          29.13
----------------------------------------------
MainStay VP High Yield Corporate Bond
  Portfolio Initial Class                 1.51
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                 2.11
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                 1.76
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                           8.52
----------------------------------------------
MainStay VP Mid Cap Core Portfolio
  Initial Class                           3.97
----------------------------------------------
MainStay VP Mid Cap Growth Portfolio
  Initial Class                           1.26
----------------------------------------------
MainStay Value Fund Class I               1.32
----------------------------------------------




 GROWTH ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I         9.89%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       9.54
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                11.34
----------------------------------------------
MainStay Growth Equity Fund Class I       8.37
----------------------------------------------
MainStay ICAP Equity Fund Class I         2.36
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       2.65
----------------------------------------------
MainStay MAP Fund Class I                 2.59
----------------------------------------------
MainStay Small Company Value Fund Class
  I                                       2.52
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                           4.51
----------------------------------------------
MainStay VP Developing Growth Portfolio
  Initial Class                           7.17
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                 3.28
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                 5.06
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                          14.32
----------------------------------------------
MainStay VP Mid Cap Core Portfolio
  Initial Class                           6.32
----------------------------------------------
MainStay VP Mid Cap Growth Portfolio
  Initial Class                           0.86
----------------------------------------------
MainStay VP Value Fund Class I            8.12
----------------------------------------------





                                                mainstayinvestments.com    M-403

 MODERATE ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I        13.45%
----------------------------------------------
MainStay 130/30 Growth Fund Class I      17.62
----------------------------------------------
MainStay 130/30 High Yield Fund Class I   8.81
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                12.60
----------------------------------------------
MainStay Growth Equity Fund Class I       8.59
----------------------------------------------
MainStay ICAP Equity Fund Class I         3.04
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       2.69
----------------------------------------------
MainStay Institutional Bond Fund Class
  I                                       6.44
----------------------------------------------
MainStay MAP Fund Class I                 3.98
----------------------------------------------
MainStay Small Company Value Fund Class
  I                                       2.84
----------------------------------------------
MainStay VP Bond Portfolio Initial
  Class                                  18.60
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                           5.49
----------------------------------------------
MainStay VP Floating Rate Portfolio
  Initial Class                          29.18
----------------------------------------------
MainStay VP High Yield Corporate Bond
  Portfolio Initial Class                 1.51
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                 4.20
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                 4.97
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                          17.26
----------------------------------------------
MainStay VP Mid Cap Core Portfolio
  Initial Class                           8.16
----------------------------------------------
MainStay VP S&P 500 Index Portfolio
  Initial Class                           0.30
----------------------------------------------
MainStay Value Fund Class I               8.09
----------------------------------------------




 MODERATE GROWTH ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I        15.79%
----------------------------------------------
MainStay 130/30 Growth Fund Class I      15.26
----------------------------------------------
MainStay 130/30 High Yield Fund Class I   8.62
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                16.90
----------------------------------------------
MainStay Growth Equity Fund Class I      18.96
----------------------------------------------
MainStay ICAP Equity Fund Class I         3.80
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       4.11
----------------------------------------------
MainStay Institutional Bond Fund Class
  I                                       1.70
----------------------------------------------
MainStay MAP Fund Class I                 3.69
----------------------------------------------
MainStay Small Company Value Fund Class
  I                                       3.43
----------------------------------------------
MainStay VP Bond Portfolio Initial
  Class                                   4.89
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                           7.25
----------------------------------------------
MainStay VP Developing Growth Portfolio
  Initial Class                          14.66
----------------------------------------------
MainStay VP Floating Rate Portfolio
  Initial Class                          28.42
----------------------------------------------
MainStay VP High Yield Corporate Bond
  Portfolio Initial Class                 1.47
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                 5.26
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                 7.60
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                          23.02
----------------------------------------------
MainStay VP Mid Cap Core Portfolio
  Initial Class                          12.64
----------------------------------------------
MainStay VP S&P 500 Index Portfolio
  Initial Class                           0.11
----------------------------------------------
MainStay Value Fund Class I              13.82
----------------------------------------------



(E) OTHER. Fees for the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments are charged to the Portfolios in proportion to the net assets of each respective Portfolio. For the six-month period ended June 30, 2009, these fees, which are included in Professional Fees shown on the Statement of Operations, are as follows:

Balanced Portfolio                      $ 1,763
-----------------------------------------------
Bond Portfolio                            9,800
-----------------------------------------------
Capital Appreciation Portfolio            5,798
-----------------------------------------------
Cash Management Portfolio                18,268
-----------------------------------------------
Common Stock Portfolio                    8,892
-----------------------------------------------
Conservative Allocation Portfolio         3,428
-----------------------------------------------
Convertible Portfolio                     4,127
-----------------------------------------------
Developing Growth Portfolio                 739
-----------------------------------------------
Floating Rate Portfolio                   3,925
-----------------------------------------------
Government Portfolio                      6,998
-----------------------------------------------
Growth Allocation Portfolio               2,294
-----------------------------------------------
High Yield Corporate Bond Portfolio      16,448
-----------------------------------------------
ICAP Select Equity Portfolio              9,439
-----------------------------------------------
International Equity Portfolio            6,325
-----------------------------------------------
Large Cap Growth Portfolio                4,010
-----------------------------------------------
Mid Cap Core Portfolio                    2,784
-----------------------------------------------
Mid Cap Growth Portfolio                  2,859
-----------------------------------------------
Mid Cap Value Portfolio                   3,588
-----------------------------------------------
Moderate Allocation Portfolio             4,629
-----------------------------------------------
Moderate Growth Allocation Portfolio      4,745
-----------------------------------------------
S&P 500 Index Portfolio                  11,361
-----------------------------------------------
Small Cap Growth Portfolio                1,243
-----------------------------------------------
Total Return Portfolio                    3,869
-----------------------------------------------



NOTE 4--FEDERAL INCOME TAX:

At December 31, 2008, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by the regulations, to treat certain


M-404    MainStay VP Series Fund, Inc.

qualifying capital and currency losses that arose after October 31, 2008, as if they arose on January 1, 2009.

                       CAPITAL LOSS              CAPITAL LOSS
                          AVAILABLE    AMOUNTS       DEFERRED
                            THROUGH    (000'S)        (000'S)
Balanced Portfolio             2016   $ 14,107
-------------------------------------------------------------
  Total                               $ 14,107        $ 3,243
-------------------------------------------------------------
Capital Appreciation
  Portfolio                    2011   $  1,045
                               2012     37,973
                               2016     32,599
-------------------------------------------------------------
  Total                               $ 71,617        $15,592
-------------------------------------------------------------
Common Stock
  Portfolio                    2016   $129,047
-------------------------------------------------------------
  Total                               $129,047             --
-------------------------------------------------------------
Convertible Portfolio          2016   $  2,746
-------------------------------------------------------------
  Total                               $  2,746        $10,096
-------------------------------------------------------------
Developing Growth
  Portfolio                    2016   $ 14,347
-------------------------------------------------------------
  Total                               $ 14,347        $ 4,012
-------------------------------------------------------------
Floating Rate
  Portfolio                    2013   $    283
                               2014        223
                               2015        529
                               2016     10,398
-------------------------------------------------------------
  Total                               $ 11,433             --
-------------------------------------------------------------
Growth Allocation
  Portfolio                                 --        $  --(a)
-------------------------------------------------------------
High Yield Corporate
  Bond Portfolio               2010   $ 11,423
                               2011     61,979
                               2016     40,858
-------------------------------------------------------------
  Total                               $114,260        $10,332
-------------------------------------------------------------
ICAP Select Equity
  Portfolio                    2016   $108,823
-------------------------------------------------------------
  Total                               $108,823        $55,178
-------------------------------------------------------------
International Equity
  Portfolio                    2016   $ 53,076
-------------------------------------------------------------
  Total                               $ 53,076        $15,739
-------------------------------------------------------------
Large Cap Growth
  Portfolio                    2009   $ 56,879
                               2010     37,086
                               2012        294
                               2014        941
                               2016     17,703
-------------------------------------------------------------
  Total                               $112,903        $11,558
-------------------------------------------------------------




(a) Less than one-thousand dollars.

                       CAPITAL LOSS              CAPITAL LOSS
                          AVAILABLE    AMOUNTS       DEFERRED
                            THROUGH    (000'S)        (000'S)
Mid Cap Core
  Portfolio                    2016   $ 40,113
-------------------------------------------------------------
  Total                               $ 40,113        $30,651
-------------------------------------------------------------
Mid Cap Growth
  Portfolio                                 --        $ 9,200
-------------------------------------------------------------
Mid Cap Value
  Portfolio                    2016   $ 56,862
-------------------------------------------------------------
  Total                               $ 56,862        $ 9,464
-------------------------------------------------------------
Moderate Allocation
  Portfolio                                 --        $   776
-------------------------------------------------------------
Moderate Growth
  Allocation
  Portfolio                                 --        $    33
-------------------------------------------------------------
S&P 500 Index
  Portfolio                    2010   $ 50,908
                               2011     14,323
                               2012      1,932
                               2013     17,353
                               2014     29,971
                               2016     18,028
-------------------------------------------------------------
  Total                               $132,515        $ 1,576
-------------------------------------------------------------
Small Cap Growth
  Portfolio                    2016   $ 27,634
-------------------------------------------------------------
  Total                               $ 27,634        $ 5,597
-------------------------------------------------------------
Total Return
  Portfolio                    2016   $ 17,055
-------------------------------------------------------------
  Total                               $ 17,055        $11,111
-------------------------------------------------------------



The Cash Management and Government Portfolios utilized $2,923 and $6,572,643, respectively, of capital loss carryforwards during the year ended December 31, 2008.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended December 31, 2008 represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Portfolios for which the tax components of the distributions are shown below.

                                                                             2008
                                                           ----------------------------------------
                                                                    TAX-BASED             TAX-BASED
                                                           DISTRIBUTIONS FROM    DISTRIBUTIONS FROM
                                                              ORDINARY INCOME       LONG-TERM GAINS
Balanced Portfolio                                                $        10           $   497,251
---------------------------------------------------------------------------------------------------
Bond Portfolio                                                     27,885,999                    --
---------------------------------------------------------------------------------------------------
Common Stock Portfolio                                             39,292,658            91,148,230
---------------------------------------------------------------------------------------------------
Conservative Allocation Portfolio                                     218,087             1,597,895
---------------------------------------------------------------------------------------------------


                                                mainstayinvestments.com    M-405

                                                                             2008
                                                           ----------------------------------------
                                                                    TAX-BASED             TAX-BASED
                                                           DISTRIBUTIONS FROM    DISTRIBUTIONS FROM
                                                              ORDINARY INCOME       LONG-TERM GAINS
Convertible Portfolio                                             $17,798,694           $33,895,291
---------------------------------------------------------------------------------------------------
Developing Growth Portfolio                                        14,527,491             2,673,464
---------------------------------------------------------------------------------------------------
Floating Rate Portfolio                                            14,244,709                    --
---------------------------------------------------------------------------------------------------
Growth Allocation Portfolio                                         1,266,880             3,971,318
---------------------------------------------------------------------------------------------------
ICAP Select Equity Portfolio                                       24,956,125            10,261,161
---------------------------------------------------------------------------------------------------
International Equity Portfolio                                     23,340,950            52,502,264
---------------------------------------------------------------------------------------------------
Mid Cap Core Portfolio                                             17,530,574            18,595,640
---------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                                             5,721,464            50,406,450
---------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio                                       1,283,679             3,871,896
---------------------------------------------------------------------------------------------------
Moderate Growth Allocation Portfolio                                2,120,324             5,870,114
---------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                                            329,920            24,651,724
---------------------------------------------------------------------------------------------------
Total Return Portfolio                                             17,428,824            36,807,681
---------------------------------------------------------------------------------------------------



NOTE 5--COMMITMENTS AND CONTINGENCIES:

As of June 30, 2009, the following Portfolios had unfunded loan commitments pursuant to the following loan agreements:

FLOATING RATE PORTFOLIO

                                           UNREALIZED
                             UNFUNDED   APPRECIATION/
 BORROWER                  COMMITMENT    DEPRECIATION
Aleris International,
  Inc.
  DIP Term Loan due
  4/24/15                    $494,627        $(20,385)
Bausch and Lomb, Inc.
  Delayed Draw Term Loan
  due 4/24/15                 100,000          (8,392)
Lyondell Chemical Co.
  DIP Term Loan due
  12/15/09                    666,462          24,087
-----------------------------------------------------
Total                                        $ (4,690)
-----------------------------------------------------



HIGH YIELD CORPORATE BOND PORTFOLIO

                              UNFUNDED     UNREALIZED
 BORROWER                   COMMITMENT   DEPRECIATION
BHM Technologies LLC
  Revolver A due 11/26/10   $  343,866      $  (9,027)
  Revolver B due 11/26/10    1,505,000        (39,506)
Lender Processing
  Services, Inc.
  Revolver due 7/2/13        1,500,000       (150,000)
-----------------------------------------------------
Total                                       $(198,533)
-----------------------------------------------------



NOTE 6--FOREIGN CURRENCY TRANSACTIONS, FOREIGN CURRENCY FORWARD CONTRACTS AND WRITTEN OPTIONS:

As of June 30, 2009, the following Portfolios held foreign currency:

HIGH YIELD CORPORATE BOND PORTFOLIO

                    CURRENCY        COST       VALUE
Canadian
  Dollar    CAD      205,125    $166,526    $176,353
----------------------------------------------------



INTERNATIONAL EQUITY PORTFOLIO

                             CURRENCY          COST         VALUE
Australian Dollar       AUD     4,330    $    3,437    $    3,489
-----------------------------------------------------------------
Canadian Dollar         CAD     8,561         7,842         7,360
-----------------------------------------------------------------
Danish Krone            DKK   135,176        24,520        25,464
-----------------------------------------------------------------
Euro                    EUR 2,673,425     3,711,103     3,750,412
-----------------------------------------------------------------
Hong Kong Dollar        HKD    41,658         5,375         5,375
-----------------------------------------------------------------
Japanese Yen        JPY    75,803,052       781,900       786,869
-----------------------------------------------------------------
Norwegian Krone         NOK   365,620        59,278        56,860
-----------------------------------------------------------------
Pound Sterling          GBP   979,820     1,607,003     1,612,000
-----------------------------------------------------------------
Singapore Dollar        SGD 1,827,841     1,260,797     1,261,973
-----------------------------------------------------------------
Swedish Krona           SEK 9,511,444     1,214,474     1,232,907
-----------------------------------------------------------------
Swiss Franc             CHF   444,425       409,175       409,024
-----------------------------------------------------------------
Total                                    $9,084,904    $9,151,733
-----------------------------------------------------------------






M-406    MainStay VP Series Fund, Inc.

TOTAL RETURN PORTFOLIO

                             CURRENCY        COST       VALUE
Australian Dollar       AUD     1,139    $    828    $    918
-------------------------------------------------------------
Danish Krone            DKK     3,264         592         615
-------------------------------------------------------------
Euro                    EUR   162,433     225,280     227,869
-------------------------------------------------------------
Hong Kong Dollar        HKD    90,849      11,713      11,722
-------------------------------------------------------------
Japanese Yen        JPY    10,632,306     108,884     110,368
-------------------------------------------------------------
Norwegian Krone         NOK     8,700       1,411       1,353
-------------------------------------------------------------
Pound Sterling          GBP    43,846      66,743      72,136
-------------------------------------------------------------
Singapore Dollar        SGD    87,387      59,547      60,333
-------------------------------------------------------------
Swedish Krona           SEK   502,782      63,192      65,172
-------------------------------------------------------------
Swiss Franc             CHF    67,355      61,765      61,990
-------------------------------------------------------------
Total                                    $599,955    $612,476
-------------------------------------------------------------



As of June 30, 2009, the following Portfolios held foreign currency forward contracts:

INTERNATIONAL EQUITY PORTFOLIO

                                                                                                  UNREALIZED
                                                                                                   APPRECIA-
                                                                    CONTRACT             CONTRACT      TION/
                                                                      AMOUNT               AMOUNT (DEPRECIA-
                                           COUNTERPARTY            PURCHASED                 SOLD      TION)
Foreign Currency Buy Contracts:
------------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar,
  expiring 7/16/09                 JPMorgan Chase Bank         AUD21,930,000          $15,212,841 $2,440,369
------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar,
  expiring 8/10/09                 HSBC BankUSA                GBP   649,675              975,000     93,810
------------------------------------------------------------------------------------------------------------




                                                                                                     UNREALIZED
                                                                                                      APPRECIA-
                                                                       CONTRACT             CONTRACT      TION/
                                                                         AMOUNT               AMOUNT (DEPRECIA-
                                                                           SOLD            PURCHASED      TION)
Foreign Currency Sale Contracts:
---------------------------------------------------------------------------------------------------------------
Euro vs. Australian Dollar, expiring
  7/6/09                              HSBC BankUSA               EUR  1,867,725     AUD    3,530,000    223,500
---------------------------------------------------------------------------------------------------------------
Euro vs. Japanese Yen, expiring
  9/25/09                             HSBC BankUSA               EUR  5,414,000     JPY  719,390,664   (118,977)
---------------------------------------------------------------------------------------------------------------
Japanese Yen vs. Norwegian Krone,
  expiring 8/25/09                    HSBC BankUSA               JPY175,377,270     NOK   11,798,000     10,677
---------------------------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese Yen,
  expiring 9/14/09                    HSBC BankUSA               CHF 26,921,969   JPY  2,430,300,000    448,223
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on
  foreign currency forward contracts                                                                 $3,097,602
---------------------------------------------------------------------------------------------------------------



TOTAL RETURN PORTFOLIO

                                                                                                     UNREALIZED
                                                                                                      APPRECIA-
                                                                       CONTRACT             CONTRACT      TION/
                                                                         AMOUNT               AMOUNT (DEPRECIA-
                                              COUNTERPARTY            PURCHASED                 SOLD      TION)
Foreign Currency Buy Contracts:
---------------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar,    JPMorgan Chase
  expiring 7/16/09                    Bank                           AUD568,500             $394,368    $63,263
---------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar,
  expiring 8/10/09                    HSBC BankUSA                   GBP 29,319               44,000      4,233
---------------------------------------------------------------------------------------------------------------





                                                mainstayinvestments.com    M-407

                                                                                                     UNREALIZED
                                                                                                      APPRECIA-
                                                                       CONTRACT             CONTRACT      TION/
                                                                         AMOUNT               AMOUNT (DEPRECIA-
                                              COUNTERPARTY                 SOLD            PURCHASED      TION)
Foreign Currency Sale Contracts:
---------------------------------------------------------------------------------------------------------------
Australian Dollar vs. Euro, expiring
  7/6/09                              HSBC BankUSA                AUD    47,700        EUR    27,273    $  (166)
---------------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar,
  expiring 7/16/09                    HSBC BankUSA                AUD   568,500        USD   457,927        296
---------------------------------------------------------------------------------------------------------------
Euro vs. Australian Dollar, expiring
  7/6/09                              HSBC BankPLC                EUR    25,238        AUD    47,700      3,020
---------------------------------------------------------------------------------------------------------------
Euro vs. Japanese Yen, expiring
  9/25/09                             HSBC BankPLC                EUR    75,900      JPY  10,085,288     (1,668)
---------------------------------------------------------------------------------------------------------------
Japanese Yen vs. Euro, expiring
  9/25/09                             HSBC BankUSA                JPY10,163,010        EUR    75,900        860
---------------------------------------------------------------------------------------------------------------
Japanese Yen vs. Norwegian Krone,
  expiring 8/25/09                    HSBC BankUSA                JPY 4,120,578        NOK   277,200        251
---------------------------------------------------------------------------------------------------------------
Japanese Yen vs. Swiss Franc,
  expiring 9/14/09                    HSBC BankUSA                JPY57,000,000        CHF   646,625      3,490
---------------------------------------------------------------------------------------------------------------
Norwegian Krone vs. Japanese Yen,
  expiring 8/25/09                    HSBC BankUSA                NOK   277,200        JPY 4,091,749       (550)
---------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar,
  expiring 8/10/09                    HSBC BankPLC                GBP    26,638        USD    44,000        177
---------------------------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese Yen,
  expiring 9/14/09                    HSBC BankUSA                CHF   631,425        JPY57,000,000     10,513
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on
  foreign currency forward contracts                                                                    $83,719
---------------------------------------------------------------------------------------------------------------



During the six-month period ended June 30, 2009, the following Portfolio had transactions in the following written options:

INTERNATIONAL EQUITY PORTFOLIO

                               NUMBER OF    PREMIUMS
                               CONTRACTS    RECEIVED
Options Outstanding at
  December 31, 2008                   --   $      --
----------------------------------------------------
Options--Written                   3,872     435,519
----------------------------------------------------
Options--Canceled in Closing
  Transactions                    (3,454)   (378,203)
----------------------------------------------------
Options Outstanding at June
  30, 2009                           418   $  57,316
----------------------------------------------------





NOTE 7--RESTRICTED SECURITIES:

As of June 30, 2009, the following Portfolios held restricted securities:

CONVERTIBLE PORTFOLIO

                                                  DATE OF    PRINCIPAL                  6/30/09   PERCENT OF
                                              ACQUISITION       AMOUNT        COST        VALUE   NET ASSETS
At Home Corp. Convertible Bond 4.75%, due
  12/31/49                                         5/4/01   $2,335,418         $--         $234          0.0%++
------------------------------------------------------------------------------------------------------------



++ Less than one-tenth of a percent.



M-408    MainStay VP Series Fund, Inc.

HIGH YIELD CORPORATE BOND PORTFOLIO

                                                               PRINCIPAL
                                                 DATE(S) OF      AMOUNT/                   6/30/09   PERCENT OF
                                                ACQUISITION       SHARES         COST        VALUE   NET ASSETS
At Home Corp.
  Convertible Bond 0.525%, due 12/28/18             8/31/01   $1,869,975   $       --   $      187          0.0%++
  Convertible Bond 4.75%, due 12/31/49              8/27/01    9,032,054       58,488          903          0.0++
---------------------------------------------------------------------------------------------------------------
QuadraMed Corp.
  Convertible Preferred Stock 5.50%          6/16/04-2/1/06      278,000    6,646,200    4,138,586          0.3
---------------------------------------------------------------------------------------------------------------
     Total                                                                 $6,704,688   $4,139,676          0.3%
---------------------------------------------------------------------------------------------------------------



++ Less than one-tenth of a percent.

TOTAL RETURN PORTFOLIO

                                                  DATE OF                              6/30/09   PERCENT OF
                                              ACQUISITION      SHARES         COST       VALUE   NET ASSETS
QuadraMed Corp.
  Convertible Preferred Stock 5.50%               6/16/04      $4,900     $122,500     $72,946          0.0%++
-----------------------------------------------------------------------------------------------------------



++ Less than one-tenth of a percent.

NOTE 8--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Portfolios. Custodial fees are charged to the Portfolios based on the market value of securities in the Portfolios and the number of certain cash transactions incurred by the Portfolios.

NOTE 9--LINE OF CREDIT:

The Portfolios, except for the Cash Management Portfolio, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds and the Portfolios pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the funds and the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Portfolios on this line of credit during the six-month period ended June 30, 2009.

Effective September 2, 2009, the line of credit will be reduced to $125,000,000 and the commitment fee rate will increase to 0.10% annually, plus a 0.04% up-front payment.

NOTE 10--PURCHASES AND SALES OF SECURITIES (IN 000S):

During the six-month period ended June 30, 2009, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

                    BALANCED PORTFOLIO         BOND PORTFOLIO
                  ---------------------    ---------------------
                  PURCHASES      SALES     PURCHASES      SALES
U.S. Government
  Securities       $ 31,991    $ 29,836     $277,633    $333,910
----------------------------------------------------------------
All Others           83,824      79,727      325,208     233,256
----------------------------------------------------------------
Total              $115,815    $109,563     $602,841    $567,166
----------------------------------------------------------------




                   CAPITAL APPRECIATION         COMMON STOCK
                        PORTFOLIO                PORTFOLIO
                  ---------------------    ---------------------
                  PURCHASES      SALES     PURCHASES      SALES
U.S. Government
  Securities       $     --    $     --     $     --    $     --
----------------------------------------------------------------
All Others          192,521     205,496      313,757     359,359
----------------------------------------------------------------
Total              $192,521    $205,496     $313,757    $359,359
----------------------------------------------------------------





                                                mainstayinvestments.com    M-409

                      CONSERVATIVE
                  ALLOCATION PORTFOLIO    CONVERTIBLE PORTFOLIO
                  --------------------    ---------------------
                  PURCHASES     SALES     PURCHASES      SALES
U.S. Government
  Securities       $    --     $    --     $     --    $     --
---------------------------------------------------------------
All Others          47,436      38,298      122,886     106,009
---------------------------------------------------------------
Total              $47,436     $38,298     $122,886    $106,009
---------------------------------------------------------------




                    DEVELOPING GROWTH         FLOATING RATE
                        PORTFOLIO               PORTFOLIO
                  --------------------    --------------------
                  PURCHASES     SALES     PURCHASES     SALES
U.S. Government
  Securities       $    --     $    --     $    --     $    --
--------------------------------------------------------------
All Others          58,072      52,699      94,510      11,746
--------------------------------------------------------------
Total              $58,072     $52,699     $94,510     $11,746
--------------------------------------------------------------




                                             GROWTH ALLOCATION
                   GOVERNMENT PORTFOLIO          PORTFOLIO
                  ---------------------    --------------------
                  PURCHASES      SALES     PURCHASES     SALES
U.S. Government
  Securities       $274,255    $266,779     $    --     $    --
---------------------------------------------------------------
All Others           13,914      20,617      38,262      27,665
---------------------------------------------------------------
Total              $288,169    $287,396     $38,262     $27,665
---------------------------------------------------------------




                   HIGH YIELD CORPORATE      ICAP SELECT EQUITY
                      BOND PORTFOLIO             PORTFOLIO
                  ---------------------    ---------------------
                  PURCHASES      SALES     PURCHASES      SALES
U.S. Government
  Securities       $     --    $     --     $     --    $     --
----------------------------------------------------------------
All Others          414,962     316,406      278,276     294,603
----------------------------------------------------------------
Total              $414,962    $316,406     $278,276    $294,603
----------------------------------------------------------------




                   INTERNATIONAL EQUITY      LARGE CAP GROWTH
                        PORTFOLIO                PORTFOLIO
                  ---------------------    --------------------
                  PURCHASES      SALES     PURCHASES     SALES
U.S. Government
  Securities       $     --    $     --     $    --     $    --
---------------------------------------------------------------
All Others          166,270     164,000      89,036      86,895
---------------------------------------------------------------
Total              $166,270    $164,000     $89,036     $86,895
---------------------------------------------------------------




                       MID CAP CORE           MID CAP GROWTH
                        PORTFOLIO                PORTFOLIO
                  ---------------------    --------------------
                  PURCHASES      SALES     PURCHASES     SALES
U.S. Government
  Securities       $     --    $     --     $    --     $    --
---------------------------------------------------------------
All Others          225,903     206,426      58,803      47,582
---------------------------------------------------------------
Total              $225,903    $206,426     $58,803     $47,582
---------------------------------------------------------------




                      MID CAP VALUE        MODERATE ALLOCATION
                        PORTFOLIO               PORTFOLIO
                  --------------------    --------------------
                  PURCHASES     SALES     PURCHASES     SALES
U.S. Government
  Securities       $    --     $    --     $    --     $    --
--------------------------------------------------------------
All Others          58,170      62,409      91,768      58,495
--------------------------------------------------------------
Total              $58,170     $62,409     $91,768     $58,495
--------------------------------------------------------------






M-410    MainStay VP Series Fund, Inc.

                     MODERATE GROWTH          S&P 500 INDEX
                  ALLOCATION PORTFOLIO          PORTFOLIO
                  --------------------    --------------------
                  PURCHASES     SALES     PURCHASES     SALES
U.S. Government
  Securities       $    --     $    --     $    --     $    --
--------------------------------------------------------------
All Others          66,317      61,710      14,550      41,814
--------------------------------------------------------------
Total              $66,317     $61,710     $14,550     $41,814
--------------------------------------------------------------




                    SMALL CAP GROWTH           TOTAL RETURN
                        PORTFOLIO               PORTFOLIO
                  --------------------    ---------------------
                  PURCHASES     SALES     PURCHASES      SALES
U.S. Government
  Securities       $    --     $    --     $ 57,026    $ 52,263
---------------------------------------------------------------
All Others          16,958      19,607       55,017      69,583
---------------------------------------------------------------
Total              $16,958     $19,607     $112,043    $121,846
---------------------------------------------------------------



NOTE 11--CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for the six-month period ended June 30, 2009, and the year ended December 31, 2008, were as follows:

BALANCED PORTFOLIO

 INITIAL CLASS                    SHARES        AMOUNT
Six-month period ended June 30, 2009:
Shares sold                       85,516   $   678,767
Shares redeemed                  (86,071)     (681,300)
                                ----------------------
Net decrease                        (555)  $    (2,533)
                                ======================
Year ended December 31, 2008:
Shares sold                      142,183   $ 1,370,491
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                3,367        27,301
Shares redeemed                 (170,597)   (1,612,493)
                                ----------------------
Net decrease                     (25,047)  $  (214,701)
                                ======================




 SERVICE CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                      553,317   $  4,450,874
Shares redeemed               (1,596,719)   (12,349,167)
                              -------------------------
Net decrease                  (1,043,402)  $ (7,898,293)
                              =========================
Year ended December 31, 2008:
Shares sold                      972,129   $  9,799,635
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               58,212        469,960
Shares redeemed               (4,415,462)   (42,696,187)
                              -------------------------
Net decrease                  (3,385,121)  $(32,426,592)
                              =========================



BOND PORTFOLIO

 INITIAL CLASS                    SHARES          AMOUNT
Six-month period ended June 30, 2009:
Shares sold                    3,250,941   $  45,278,803
Shares redeemed               (4,461,672)    (61,542,739)
                             ---------------------------
Net decrease                  (1,210,731)  $ (16,263,936)
                             ===========================
Year ended December 31, 2008:
Shares sold                    7,506,622   $ 104,835,197
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,537,820      20,107,978
Shares redeemed              (12,812,028)   (177,917,008)
                             ---------------------------
Net decrease                  (3,767,586)  $ (52,973,833)
                             ===========================




 SERVICE CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                    1,450,796   $ 19,997,282
Shares redeemed               (1,520,497)   (20,983,190)
                              -------------------------
Net decrease                     (69,701)  $   (985,908)
                              =========================
Year ended December 31, 2008:
Shares sold                    5,046,444   $ 70,776,752
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              597,789      7,778,021
Shares redeemed               (2,432,500)   (33,578,177)
                              -------------------------
Net increase                   3,211,733   $ 44,976,596
                              =========================





                                                mainstayinvestments.com    M-411

CAPITAL APPRECIATION PORTFOLIO

 INITIAL CLASS                    SHARES          AMOUNT
Six-month period ended June 30, 2009:
Shares sold                      149,887   $   2,471,441
Shares redeemed               (1,583,439)    (25,914,483)
                              --------------------------
Net decrease                  (1,433,552)  $ (23,443,042)
                              ==========================
Year ended December 31, 2008:
Shares sold                      636,420   $  13,937,490
Shares issued to
  shareholders in
  reinvestment of dividends      163,223       2,857,612
Shares redeemed               (4,617,085)   (103,589,364)
                              --------------------------
Net decrease                  (3,817,442)  $ (86,794,262)
                              ==========================




 SERVICE CLASS                   SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                      97,463   $  1,628,166
Shares redeemed                (247,711)    (4,001,774)
                               -----------------------
Net decrease                   (150,248)  $ (2,373,608)
                               =======================
Year ended December 31, 2008:
Shares sold                     259,398   $  5,738,859
Shares issued to shareholders
  in reinvestment of
  dividends                       7,456        130,025
Shares redeemed                (461,798)   (10,405,531)
                               -----------------------
Net decrease                   (194,944)  $ (4,536,647)
                               =======================



CASH MANAGEMENT PORTFOLIO

 INITIAL CLASS (AT $1 PER
SHARE)                             SHARES
Six-month period ended June 30, 2009:
Shares sold                   270,338,304
Shares issued to
  shareholders in
  reinvestment of dividends       401,028
Shares redeemed              (303,447,103)
                             ------------
Net decrease                  (32,707,771)
                             ============
Year ended December 31, 2008:
Shares sold                   906,945,592
Shares issued to
  shareholders in
  reinvestment of dividends    17,443,922
Shares redeemed              (433,791,350)
                             ------------
Net increase                  490,598,164
                             ============



COMMON STOCK PORTFOLIO

 INITIAL CLASS                    SHARES          AMOUNT
Six-month period ended June 30, 2009:
Shares sold                    1,881,570   $  20,114,923
Shares redeemed               (6,346,229)    (72,813,057)
                              --------------------------
Net decrease                  (4,464,659)  $ (52,698,134)
                              ==========================
Year ended December 31, 2008:
Shares sold                    5,089,064   $  96,317,385
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            9,653,373     120,139,727
Shares redeemed               (5,747,261)   (107,237,637)
                              --------------------------
Net increase                   8,995,176   $ 109,219,475
                              ==========================




 SERVICE CLASS                   SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                     285,673   $  3,210,050
Shares redeemed                (286,221)    (3,108,713)
                               -----------------------
Net increase (decrease)            (548)  $    101,337
                               =======================
Year ended December 31, 2008:
Shares sold                     479,346   $  9,204,859
Shares issued to shareholders
  in reinvestment of
  dividends and distributions   831,454     10,301,161
Shares redeemed                (571,263)   (10,731,910)
                               -----------------------
Net increase                    739,537   $  8,774,110
                               =======================



CONSERVATIVE ALLOCATION PORTFOLIO

 INITIAL CLASS                    SHARES        AMOUNT
Six-month period ended June 30, 2009:
Shares sold                      133,079   $ 1,172,729
Shares redeemed                  (37,629)     (334,906)
                                ----------------------
Net increase                      95,450   $   837,823
                                ======================
Year ended December 31, 2008:
Shares sold                      350,430   $ 3,522,442
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                4,201        37,109
Shares redeemed                 (146,558)   (1,459,381)
                                ----------------------
Net increase                     208,073   $ 2,100,170
                                ======================






M-412    MainStay VP Series Fund, Inc.

 SERVICE CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                    3,156,553   $ 28,164,045
Shares redeemed               (2,466,925)   (21,632,322)
                              -------------------------
Net increase                     689,628   $  6,531,723
                              =========================
Year ended December 31, 2008:
Shares sold                   10,871,439   $111,416,494
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              201,929      1,778,873
Shares redeemed               (3,876,611)   (38,313,649)
                              -------------------------
Net increase                   7,196,757   $ 74,881,718
                              =========================



CONVERTIBLE PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                      742,685   $  5,982,892
Shares redeemed               (1,741,663)   (13,089,606)
                              -------------------------
Net decrease                    (998,978)  $ (7,106,714)
                              =========================
Year ended December 31, 2008:
Shares sold                      890,495   $ 10,902,856
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,914,482     27,953,863
Shares redeemed               (3,577,503)   (41,038,246)
                              -------------------------
Net increase (decrease)        1,227,474   $ (2,181,527)
                              =========================




 SERVICE CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                    3,326,579   $ 27,041,073
Shares redeemed               (1,081,195)    (7,923,257)
                              -------------------------
Net increase                   2,245,384   $ 19,117,816
                              =========================
Year ended December 31, 2008:
Shares sold                    3,592,705   $ 43,728,055
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,338,073     23,740,122
Shares redeemed               (1,560,744)   (16,326,583)
                              -------------------------
Net increase                   5,370,034   $ 51,141,594
                              =========================



DEVELOPING GROWTH PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                    1,116,500   $  6,730,243
Shares redeemed                 (338,543)    (1,789,663)
                               ------------------------
Net increase                     777,957   $  4,940,580
                               ========================
Year ended December 31, 2008:
Shares sold                      388,741   $  4,670,439
Shares issued to shareholders
  in reinvestment of
  distributions                  958,722      5,389,734
Shares redeemed                 (927,957)   (10,387,447)
                               ------------------------
Net increase (decrease)          419,506   $   (327,274)
                               ========================




 SERVICE CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                      594,841   $  3,376,062
Shares redeemed                 (506,883)    (2,574,438)
                              -------------------------
Net increase                      87,958   $    801,624
                              =========================
Year ended December 31, 2008:
Shares sold                    1,367,975   $ 14,732,215
Shares issued to
  shareholders in
  reinvestment of
  distributions                2,146,391     11,811,221
Shares redeemed               (1,265,718)   (13,523,265)
                              -------------------------
Net increase                   2,248,648   $ 13,020,171
                              =========================



FLOATING RATE PORTFOLIO

 INITIAL CLASS                    SHARES        AMOUNT
Six-month period ended June 30, 2009:
Shares sold                    2,042,073   $15,661,972
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    149,507     1,176,156
Shares redeemed                 (676,653)   (5,031,404)
                               -----------------------
Net increase                   1,514,927   $11,806,724
                               =======================
Year ended December 31, 2008:
Shares sold                    2,120,141   $17,770,490
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    366,391     3,123,347
Shares redeemed                 (751,455)   (6,289,146)
                               -----------------------
Net increase                   1,735,077   $14,604,691
                               =======================





                                                mainstayinvestments.com    M-413

 SERVICE CLASS                    SHARES          AMOUNT
Six-month period ended June 30, 2009:
Shares sold                    7,016,112   $  54,831,060
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              414,115       3,259,247
Shares redeemed               (1,585,044)    (12,040,465)
                             ---------------------------
Net increase                   5,845,183   $  46,049,842
                             ===========================
Year ended December 31, 2008:
Shares sold                    2,382,175   $  20,932,253
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,292,339      11,121,362
Shares redeemed              (11,591,286)   (100,578,873)
                             ---------------------------
Net decrease                  (7,916,772)  $ (68,525,258)
                             ===========================



GOVERNMENT PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                    1,225,057   $ 14,278,768
Shares redeemed               (3,086,351)   (35,914,467)
                              -------------------------
Net decrease                  (1,861,294)  $(21,635,699)
                              =========================
Year ended December 31, 2008:
Shares sold                    5,333,910   $ 60,163,623
Shares issued to
  shareholders in
  reinvestment of dividends      547,408      5,950,761
Shares redeemed               (3,689,396)   (41,549,483)
                              -------------------------
Net increase                   2,191,922   $ 24,564,901
                              =========================




 SERVICE CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                    2,387,624   $ 27,632,376
Shares redeemed               (3,896,372)   (45,086,251)
                              -------------------------
Net decrease                  (1,508,748)  $(17,453,875)
                              =========================
Year ended December 31, 2008:
Shares sold                   13,021,383   $146,286,744
Shares issued to
  shareholders in
  reinvestment of dividends      525,481      5,681,337
Shares redeemed               (3,105,358)   (34,788,745)
                              -------------------------
Net increase                  10,441,506   $117,179,336
                              =========================



GROWTH ALLOCATION

 INITIAL CLASS                    SHARES        AMOUNT
Six-month period ended June 30, 2009:
Shares sold                      607,730   $ 4,093,287
Shares redeemed                 (107,515)     (727,900)
                                ----------------------
Net increase                     500,215   $ 3,365,387
                                ======================
Year ended December 31, 2008:
Shares sold                      822,672   $ 8,092,274
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               79,264       571,891
Shares redeemed                 (132,219)   (1,229,771)
                                ----------------------
Net increase                     769,717   $ 7,434,394
                                ======================




 SERVICE CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                    2,227,112   $ 15,100,867
Shares redeemed               (1,186,400)    (7,877,835)
                              -------------------------
Net increase                   1,040,712   $  7,223,032
                              =========================
Year ended December 31, 2008:
Shares sold                    6,032,465   $ 58,599,041
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              647,987      4,666,307
Shares redeemed               (1,849,075)   (17,348,315)
                              -------------------------
Net increase                   4,831,377   $ 45,917,033
                              =========================



HIGH YIELD CORPORATE BOND PORTFOLIO

 INITIAL CLASS                    SHARES          AMOUNT
Six-month period ended June 30, 2009:
Shares sold                    6,006,397   $  44,105,446
Shares redeemed               (6,819,938)    (49,878,983)
                             ---------------------------
Net decrease                    (813,541)  $  (5,773,537)
                             ===========================
Year ended December 31, 2008:
Shares sold                    5,750,002   $  50,614,727
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            8,419,736      60,036,628
Shares redeemed              (25,534,986)   (238,410,654)
                             ---------------------------
Net decrease                 (11,365,248)  $(127,759,299)
                             ===========================






M-414    MainStay VP Series Fund, Inc.

 SERVICE CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                   15,271,035   $114,495,100
Shares redeemed               (1,940,650)   (13,884,315)
                              -------------------------
Net increase                  13,330,385   $100,610,785
                              =========================
Year ended December 31, 2008:
Shares sold                    6,092,355   $ 54,710,716
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            6,928,207     49,201,753
Shares redeemed               (9,445,468)   (84,902,930)
                              -------------------------
Net increase                   3,575,094   $ 19,009,539
                              =========================



ICAP SELECT EQUITY PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                    1,482,492   $ 12,220,382
Shares redeemed               (5,398,666)   (42,339,770)
                              -------------------------
Net decrease                  (3,916,174)  $(30,119,388)
                              =========================
Year ended December 31, 2008:
Shares sold                    5,089,584   $ 58,326,226
Shares issued in connection
  with the acquisition of VP
  Value Portfolio             36,783,525    514,529,339
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            2,801,658     24,737,035
Shares redeemed               (8,031,366)   (92,832,130)
                              -------------------------
Net increase                  36,643,401   $504,760,470
                              =========================




 SERVICE CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                    1,671,904   $ 13,675,136
Shares redeemed               (1,317,523)   (10,004,523)
                              -------------------------
Net increase                     354,381   $  3,670,613
                              =========================
Year ended December 31, 2008:
Shares sold                    4,451,840   $ 53,399,240
Shares issued in connection
  with the acquisition of VP
  Value Portfolio              9,163,348    127,386,995
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,194,688     10,480,251
Shares redeemed               (2,272,931)   (24,016,167)
                              -------------------------
Net increase                  12,536,945   $167,250,319
                              =========================



INTERNATIONAL EQUITY PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                      878,599   $  8,980,868
Shares redeemed               (2,791,744)   (28,899,468)
                              -------------------------
Net decrease                  (1,913,145)  $(19,918,600)
                              =========================
Year ended December 31, 2008:
Shares sold                    2,866,018   $ 43,016,922
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,718,710     39,882,619
Shares redeemed               (4,537,458)   (67,531,895)
                              -------------------------
Net increase                   2,047,270   $ 15,367,646
                              =========================




 SERVICE CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                      738,813   $  7,825,934
Shares redeemed               (1,455,875)   (14,874,550)
                              -------------------------
Net decrease                    (717,062)  $ (7,048,616)
                              =========================
Year ended December 31, 2008:
Shares sold                    2,229,625   $ 36,227,999
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,374,637     35,960,595
Shares redeemed               (2,515,786)   (35,775,207)
                              -------------------------
Net increase                   3,088,476   $ 36,413,387
                              =========================



LARGE CAP GROWTH PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                    1,151,494   $ 11,215,342
Shares redeemed               (2,190,240)   (21,262,900)
                              -------------------------
Net decrease                  (1,038,746)  $(10,047,558)
                              =========================
Year ended December 31, 2008:
Shares sold                    6,511,383   $ 78,988,780
Shares issued to
  shareholders in
  reinvestment of dividends       18,035        175,654
Shares redeemed               (4,140,334)   (53,210,446)
                              -------------------------
Net increase                   2,389,084   $ 25,953,988
                              =========================




 SERVICE CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                    1,274,185   $ 12,294,826
Shares redeemed                 (572,091)    (5,060,296)
                              -------------------------
Net increase                     702,094   $  7,234,530
                              =========================
Year ended December 31, 2008:
Shares sold                    3,538,432   $ 45,196,071
Shares redeemed               (1,031,722)   (11,836,410)
                              -------------------------
Net increase                   2,506,710   $ 33,359,661
                              =========================





                                                mainstayinvestments.com    M-415

MID CAP CORE PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                    5,264,176   $ 39,136,150
Shares redeemed               (2,952,227)   (19,028,362)
                              -------------------------
Net increase                   2,311,949   $ 20,107,788
                              =========================
Year ended December 31, 2008:
Shares sold                    1,987,636   $ 23,297,309
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            2,747,599     19,985,378
Shares redeemed               (2,993,426)   (36,753,521)
                              -------------------------
Net increase                   1,741,809   $  6,529,166
                              =========================




 SERVICE CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                      625,381   $  4,357,105
Shares redeemed                 (953,598)    (6,261,260)
                              -------------------------
Net decrease                    (328,217)  $ (1,904,155)
                              =========================
Year ended December 31, 2008:
Shares sold                    1,439,258   $ 15,835,598
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            2,232,639     16,140,836
Shares redeemed               (1,926,669)   (22,902,549)
                              -------------------------
Net increase                   1,745,228   $  9,073,885
                              =========================



MID CAP GROWTH PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                    1,213,059   $  8,794,139
Shares redeemed               (1,287,489)    (9,822,551)
                              -------------------------
Net decrease                     (74,430)  $ (1,028,412)
                              =========================
Year ended December 31, 2008:
Shares sold                      799,510   $  9,840,427
Shares issued to
  shareholders in
  reinvestment of
  distributions                1,562,016     12,163,526
Shares redeemed               (3,216,054)   (38,847,975)
                              -------------------------
Net decrease                    (854,528)  $(16,844,022)
                              =========================




 SERVICE CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                      757,015   $  5,854,873
Shares redeemed               (1,017,227)    (7,254,608)
                              -------------------------
Net decrease                    (260,212)  $ (1,399,735)
                              =========================
Year ended December 31, 2008:
Shares sold                    1,281,264   $ 14,789,858
Shares issued to
  shareholders in
  reinvestment of
  distributions                2,066,834     15,825,320
Shares redeemed               (2,467,433)   (29,427,524)
                              -------------------------
Net increase                     880,665   $  1,187,654
                              =========================



MID CAP VALUE PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                      329,490   $  2,039,830
Shares redeemed               (1,958,091)   (11,909,496)
                              -------------------------
Net decrease                  (1,628,601)  $ (9,869,666)
                              =========================
Year ended December 31, 2008:
Shares sold                      508,159   $  5,165,931
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            4,824,442     30,778,481
Shares redeemed               (4,086,138)   (42,528,869)
                              -------------------------
Net increase (decrease)        1,246,463   $ (6,584,457)
                              =========================




 SERVICE CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                      517,988   $  3,263,393
Shares redeemed               (1,568,850)    (9,374,594)
                              -------------------------
Net decrease                  (1,050,862)  $ (6,111,201)
                              =========================
Year ended December 31, 2008:
Shares sold                    1,032,433   $ 10,597,001
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,988,527     25,349,433
Shares redeemed               (3,086,559)   (31,429,143)
                              -------------------------
Net increase                   1,934,401   $  4,517,291
                              =========================



MODERATE ALLOCATION PORTFOLIO

 INITIAL CLASS                    SHARES        AMOUNT
Six-month period ended June 30, 2009:
Shares sold                      353,997   $ 2,975,132
Shares redeemed                 (145,797)   (1,192,771)
                                ----------------------
Net increase                     208,200   $ 1,782,361
                                ======================
Year ended December 31, 2008:
Shares sold                      614,253   $ 6,186,918
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               28,486       237,577
Shares redeemed                 (152,588)   (1,482,782)
                                ----------------------
Net increase                     490,151   $ 4,941,713
                                ======================






M-416    MainStay VP Series Fund, Inc.

 SERVICE CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                    5,987,157   $ 51,129,006
Shares redeemed               (2,553,439)   (20,396,157)
                              -------------------------
Net increase                   3,433,718   $ 30,732,849
                              =========================
Year ended December 31, 2008:
Shares sold                   13,388,030   $137,269,669
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              591,027      4,917,998
Shares redeemed               (4,189,214)   (40,184,059)
                              -------------------------
Net increase                   9,789,843   $102,003,608
                              =========================



MODERATE GROWTH ALLOCATION PORTFOLIO

 INITIAL CLASS                    SHARES        AMOUNT
Six-month period ended June 30, 2009:
Shares sold                      407,413   $ 3,015,970
Shares redeemed                 (202,676)   (1,514,810)
                               -----------------------
Net increase                     204,737   $ 1,501,160
                               =======================
Year ended December 31, 2008:
Shares sold                    1,059,599   $10,309,979
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     74,459       573,536
Shares redeemed                 (173,071)   (1,671,819)
                               -----------------------
Net increase                     960,987   $ 9,211,696
                               =======================




 SERVICE CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                    3,157,953   $ 23,705,773
Shares redeemed               (3,040,291)   (21,913,408)
                              -------------------------
Net increase                     117,662   $  1,792,365
                              =========================
Year ended December 31, 2008:
Shares sold                   12,136,030   $121,169,287
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              964,351      7,416,902
Shares redeemed               (3,986,464)   (37,333,231)
                              -------------------------
Net increase                   9,113,917   $ 91,252,958
                              =========================



S&P 500 INDEX PORTFOLIO

 INITIAL CLASS                    SHARES          AMOUNT
Six-month period ended June 30, 2009:
Shares sold                      747,957   $  12,453,478
Shares redeemed               (2,706,647)    (46,030,063)
                              --------------------------
Net decrease                  (1,958,690)  $ (33,576,585)
                              ==========================
Year ended December 31, 2008:
Shares sold                    2,158,402   $  53,949,343
Shares issued to
  shareholders in
  reinvestment of dividends    1,054,817      20,326,838
Shares redeemed               (6,625,700)   (167,128,559)
                              --------------------------
Net decrease                  (3,412,481)  $ (92,852,378)
                              ==========================




 SERVICE CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                      592,197   $ 10,249,535
Shares redeemed                 (680,542)   (11,258,591)
                              -------------------------
Net decrease                     (88,345)  $ (1,009,056)
                              =========================
Year ended December 31, 2008:
Shares sold                      896,314   $ 22,306,709
Shares issued to
  shareholders in
  reinvestment of dividends      260,285      5,002,202
Shares redeemed               (1,402,705)   (34,146,396)
                              -------------------------
Net decrease                    (246,106)  $ (6,837,485)
                              =========================



SMALL CAP GROWTH PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                      486,380   $  2,167,146
Shares redeemed               (1,059,449)    (4,727,610)
                              -------------------------
Net decrease                    (573,069)  $ (2,560,464)
                              =========================
Year ended December 31, 2008:
Shares sold                      746,281   $  5,454,857
Shares issued to
  shareholders in
  reinvestment of
  distributions                2,244,821     10,997,871
Shares redeemed               (1,807,343)   (15,237,736)
                              -------------------------
Net increase                   1,183,759   $  1,214,992
                              =========================




 SERVICE CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                      654,281   $  2,944,480
Shares redeemed                 (706,780)    (3,037,684)
                              -------------------------
Net decrease                     (52,499)  $    (93,204)
                              =========================
Year ended December 31, 2008:
Shares sold                      823,875   $  6,344,594
Shares issued to
  shareholders in
  reinvestment of
  distributions                2,911,449     13,983,773
Shares redeemed               (1,418,430)   (11,654,204)
                              -------------------------
Net increase                   2,316,894   $  8,674,163
                              =========================





                                                mainstayinvestments.com    M-417

TOTAL RETURN PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                      181,607   $  1,911,340
Shares redeemed               (2,277,049)   (24,323,480)
                              -------------------------
Net decrease                  (2,095,442)  $(22,412,140)
                              =========================
Year ended December 31, 2008:
Shares sold                      311,538   $  4,876,748
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            4,295,654     46,287,573
Shares redeemed               (4,660,713)   (72,768,401)
                              -------------------------
Net decrease                     (53,521)  $(21,604,080)
                              =========================




 SERVICE CLASS                   SHARES         AMOUNT
Six-month period ended June 30, 2009:
Shares sold                     183,080   $  1,984,166
Shares redeemed                (321,512)    (3,373,830)
                               -----------------------
Net decrease                   (138,432)  $ (1,389,664)
                               =======================
Year ended December 31, 2008:
Shares sold                     374,719   $  5,977,109
Shares issued to shareholders
  in reinvestment of
  dividends and distributions   739,953      7,948,932
Shares redeemed                (669,014)   (10,476,615)
                               -----------------------
Net increase                    445,658   $  3,449,426
                               =======================



NOTE 12--MONEY MARKET FUND GUARANTEE PROGRAM:

The following discussion pertains only to the Cash Management Portfolio.

At a meeting held on October 3, 2008, the Portfolio's Board of Directors approved the Portfolio's initial participation in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The Program seeks to guarantee the NAV of certain shares of participating money market funds as of September 19, 2008. To the extent that funds are available in the Program, any shares held by an investor in the Portfolio as of the close of business September 19, 2008 are insured against loss under the Program in the event that the Portfolio liquidates and the per share value at the time of liquidation is less than $1 per share. At meetings held on December 3, 2008 and April 8, 2009, the Portfolio's Board of Directors approved the Portfolio's continued participation in the Program through September 18, 2009.

The Program applies only to shareholders of record of the Portfolio on September 19, 2008. The number of shares covered by the Program will be the lesser of: (a) the number of shares owned by the shareholder on September 19, 2008, or (b) the number of shares owned by the shareholder on the date on which a guarantee is triggered under the Program. Any increase in the number of shares a shareholder holds in the Portfolio after the close of business on September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with the Portfolio or a broker-dealer, any future investment in the Portfolio will not be guaranteed. It is possible that eligible shareholders would not receive $1.00 per share in the event that a guarantee payment is triggered under the Program if claims made by the Portfolio and any other participating money market funds exceed the amount of funds available under the Program.

While the Program is in effect, if a shareholder transfers his/her Portfolio account from one brokerage firm (the carrying firm) to another (the receiving firm), the shareholder could lose the benefit of the guarantee upon closure of the account with the carrying firm or upon transfer of the shares to the receiving firm.

Participation in the Program and its extensions have required payments to the Treasury Department based on the number of shares outstanding in the Portfolio as of September 19, 2008. To date, these payments have equaled 0.04% of the applicable assets of the Portfolio. This expense is borne by the Portfolio without regard to any expense limitation currently in effect.

More information about the Program is available at http://www.ustreas.gov.

NOTE 13--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of The MainStay Funds, a separate registrant in the MainStay Group of Funds, and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide the Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34 (b) of the Investment Company Act, Section 206(2) of the Investment Advisers Act, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material


M-418    MainStay VP Series Fund, Inc.

financial impact to New York Life Investments. The Equity Index Fund is not a portfolio of the MainStay VP Series Fund, Inc.

NOTE 14--PROPOSED REORGANIZATIONS:

At a special in-person Board meeting held on June 23, 2009, the Board approved a series of reorganizations involving several Portfolios of the Fund. The Board approved the reorganization of the Mid Cap Growth Portfolio with and into the Mid Cap Core Portfolio and the reorganization of the Mid Cap Value Portfolio with and into the ICAP Select Equity Portfolio. The reorganizations are subject to approval by the shareholders of the Mid Cap Growth Portfolio and the shareholders of the Mid Cap Value Portfolio, respectively, at special meetings to be held on or about October 16, 2009. A proxy statement/prospectus containing further information regarding these reorganizations is expected to be sent to shareholders of the Mid Cap Growth Portfolio and the Mid Cap Value Portfolio on or about August 26, 2009. If approved by shareholders at the special meetings, the reorganizations will close on or about November 20, 2009. Shareholder approval or completion of one reorganization is not contingent upon, and will not affect, shareholder approval or completion of the other reorganization.

The Board also approved the reorganization of the Small Cap Growth Portfolio with and into the Developing Growth Portfolio. Shareholders of the Small Cap Growth Portfolio will not be asked to vote on this reorganization, in accordance with the Articles of Incorporation and By-Laws of the Fund, applicable state law, and the Investment Company Act of 1940 and Rule 17a-8 thereunder. This reorganization is expected to close on or about November 20, 2009. In connection with this reorganization, the Developing Growth Portfolio will change its name to MainStay VP U.S. Small Cap Portfolio, effective on or about November 13, 2009.

NOTE 15--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 13, 2009, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring statement disclosure have been identified.


                                                mainstayinvestments.com    M-419

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its June 17-18, 2009 meeting, the Board of Directors (the "Board") of MainStay VP Series Fund, Inc. ("Fund") unanimously approved the Management Agreement between New York Life Investment Management LLC ("New York Life Investments") and the Fund, on behalf of all the Portfolios, and the Subadvisory Agreements between New York Life Investments and Subadvisors ("Subadvisors") to certain Portfolios ("Subadvised Portfolios"), as follows:

           Subadvisory Agreement between New York Life Investments and

                      MacKay Shields LLC ("MacKay Shields")

                   MainStay VP Capital Appreciation Portfolio

                        MainStay VP Convertible Portfolio

                        MainStay VP Government Portfolio

                 MainStay VP High Yield Corporate Bond Portfolio

                   MainStay VP International Equity Portfolio

                       MainStay VP Mid Cap Core Portfolio

                      MainStay VP Mid Cap Growth Portfolio

                       MainStay VP Mid Cap Value Portfolio

                     MainStay VP Small Cap Growth Portfolio

                       MainStay VP Total Return Portfolio

           Subadvisory Agreement between New York Life Investments and
                      Madison Square Investors LLC ("MSI")

                         MainStay VP Balanced Portfolio

                       MainStay VP Common Stock Portfolio

                  MainStay VP Conservative Allocation Portfolio

                     MainStay VP Growth Allocation Portfolio

                    MainStay VP Moderate Allocation Portfolio

                MainStay VP Moderate Growth Allocation Portfolio

                       MainStay VP S&P 500 Index Portfolio

    Subadvisory Agreement between New York Life Investments and Institutional
                              Capital LLC ("ICAP")

                    MainStay VP ICAP Select Equity Portfolio

   Subadvisory Agreement between New York Life Investments and Winslow Capital
                           Management Inc. ("Winslow")

                     MainStay VP Large Cap Growth Portfolio

  Subadvisory Agreement between New York Life Investments and Lord Abbett & Co.
                               LLC ("Lord Abbett")

                     MainStay VP Developing Growth Portfolio

On June 23, 2009, the Board approved New York Life Investments' recommendation to replace MacKay Shields with MSI as the subadvisor to the MainStay VP Capital Appreciation Portfolio. The Board also approved an interim subadvisory agreement which provides that MSI will manage the assets of the Portfolio on an interim basis without shareholder approval for a period of 150 days following the termination of the Portfolio's previous subadvisory agreement with MacKay Shields (collectively, the "New Capital Appreciation Portfolio Subadvisory Agreements").



M-420    MainStay VP Series Fund, Inc.

At the same meeting, the Board approved New York Life Investments' recommendation to replace MacKay Shields with Epoch Investment Partners, Inc. ("Epoch" or a "Subadvisor") as the subadvisor to the MainStay VP Small Cap Growth Portfolio. The Board also approved an interim subadvisory agreement which provides that Epoch will manage the assets of the Portfolio on an interim basis without shareholder approval for a period of 150 days following the termination of the Portfolio's previous Subadvisory Agreement with MacKay Shields (collectively, the "New Small Cap Growth Portfolio Subadvisory Agreements").

In addition, the Board approved New York Life Investments' proposal to reorganize the MainStay VP Small Cap Growth Portfolio with and into the MainStay Developing Growth Portfolio (the "Small Cap Growth Portfolio Reorganization").

Finally, at the Board's June 23, 2009 meeting, the Board approved New York Life Investments' recommendation to engage Epoch as the co-subadvisor to the MainStay VP Total Return Portfolio (the "New Total Return Portfolio Subadvisory Agreement"), with Epoch managing the equity component of the MainStay VP Total Return Portfolio, and MacKay Shields continuing to manage the fixed-income component of the Portfolio.

The Board considered that the actions it took on June 23 were part of a larger initiative on the part of New York Life Investments to reposition and rationalize its investment capabilities and mutual funds products.

In reaching its decisions to approve the Agreements set forth above (the "Agreements"), the Board considered information furnished to it throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with contract review processes that took place at various meetings between December 2008 and June 2009. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on each Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the contract review processes included, among other things, a report on certain Portfolios prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on a Portfolio's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Portfolios to New York Life Investments and its affiliates and certain Subadvisors, discussed in greater detail below, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Portfolios by New York Life Investments and the Subadvisors; (ii) the investment performance of each Portfolio, New York Life Investments and the Subadvisors; (iii) the costs of the services to be provided, and profits to be realized, by New York Life Investments and its affiliates and each Subadvisor from their relationship with the Portfolios, as described in greater detail below; (iv) the extent to which economies of scale may be realized as the Portfolios grow, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of each Portfolio's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board's conclusions with respect to the Agreements also were based on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolios, and that these policyholders and contract owners, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Portfolios. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NEW YORK LIFE INVESTMENTS AND THE SUBADVISORS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments and each Subadvisor proposed to provide to the Portfolios. The Board evaluated New York Life Investments' experience in serving as manager of the Portfolios, noting that New York Life Investments manages other mutual funds, serves a variety of other investment

                                                mainstayinvestments.com    M-421
advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing investment advisory, management and administrative services to the Portfolios, as well as New York Life Investments' reputation and financial condition. In this regard, the Board considered the experience of each Portfolio's portfolio managers, the number of accounts managed by the portfolio managers and New York Life Investments' method for compensating portfolio managers. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Portfolios' legal and compliance environment, for overseeing the Subadvisors' compliance with the Portfolios' policies and investment objectives, and for implementing Board directives as they relate to the Portfolios. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers.

The Board acknowledged New York Life Investments' recent settlement with the Securities and Exchange Commission concerning matters relating to the MainStay Equity Index Fund, including materials provided to the Board of Trustees of The MainStay Funds in 2002-2004 in connection with that board's review of that Fund's management fee. The Board noted that, since this matter was first brought to the Board's attention in 2003, New York Life Investments had taken a number of steps to enhance the quality and completeness of information provided to the Board in connection with the Board's annual consideration of the Portfolios' Management and Subadvisory Agreements. The Board believes that New York Life Investments has taken appropriate actions in response to this matter.

The Board also examined the nature, extent and quality of the services that each Subadvisor proposed to provide to the Subadvised Portfolios. The Board evaluated each Subadvisor's experience in serving as sub-advisor to the Subadvised Portfolios, noting that each Subadvisor advises other investment advisory clients. It examined each Subadvisor's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at each Subadvisor, and each Subadvisor's overall legal and compliance environment. The Board also reviewed each Subadvisor's willingness to invest in personnel designed to benefit the Portfolios. In this regard, the Board considered the experience of each Portfolio's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolios are likely to continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and each Subadvisor's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating each Portfolio's investment performance, the Board considered investment performance results in light of the Portfolio's investment objective, strategies and risks, as disclosed in the Portfolio's prospectus. The Board particularly considered the detailed investment analytics reports provided by New York Life Investments' Investment Consulting Group on the Portfolios throughout the year. These reports, which were prepared by New York Life Investments in consultation with the Board, include, among other things, information on each Portfolio's gross and net returns, the Portfolio's investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio's risk-adjusted investment performance, and the Portfolio's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of certain Portfolios as compared to similar mutual funds managed by other investment advisors. In connection with the Board's consideration of the New Capital Appreciation Portfolio Subadvisory Agreements, New Small Cap Growth Subadvisory Agreements, and New Total Return Portfolio Subadvisory Agreement (collectively, the "New Subadvisory Agreements"), the Board considered the historical investment performance of similar mutual funds and other accounts managed by MSI and Epoch.

In considering each Portfolio's investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning Portfolio investment performance, as well as discussions between the Portfolios' portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that New York Life Investments had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering a Portfolio's investment performance, the Board focused principally on the Portfolio's long-term performance track record.

With respect to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, Main-Stay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (the "Asset Allocation Portfolios"), which invest substantially all of their assets in other portfolios advised by New York Life Investments (including the Portfolios), the Board considered the rationale for selecting the underlying funds in which the Asset Allocation Portfolios invest, including the investment performance of those funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the


M-422    MainStay VP Series Fund, Inc.

Agreements, that each Portfolio's investment performance over time has been satisfactory or, in the case of the New Subadvisory Agreements, that the selection of MSI and Epoch as Subadvisor to the Portfolios is likely to benefit the Portfolios' long-term investment performance. The Portfolios disclose more information about their investment performance in the Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Portfolios' prospectuses.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND EACH SUBADVISOR

The Board considered the costs or estimated costs of the services provided by New York Life Investments and the Subadvisors under the management and subadvisory agreements, as applicable, and the profitability of New York Life Investments and its affiliates and Lord Abbett due to their relationship with the Portfolios over various time periods. Because MacKay Shields, MSI and ICAP are affiliates of New York Life Investments whose subadvisory fees for advising the Portfolios are paid directly by New York Life Investments, the Board considered the cost and profitability information for New York Life Investments and these Subadvisors in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates and the Subadvisors due to their relationship with the Portfolios, the Board considered, among other things, New York Life Investments' and the Subadvisors' investments in personnel, systems, equipment and other resources necessary to manage the Portfolios, and the fact that New York Life Investments is responsible for paying the subadvisory fee for the Subadvised Portfolios. The Board acknowledged that New York Life Investments and the Subadvisors must be in a position to pay and retain experienced professional personnel to provide services to the Portfolios, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Portfolios. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from New York Life Investments and its affiliates and Lord Abbett regarding the estimated profitability realized by them due to their overall relationship with the Portfolios. For New York Life Investments and these Subadvisors, the Board considered information illustrating the revenues and expenses allocated to the Portfolios. With respect to Winslow, the Board considered representations from Winslow and New York Life Investments that the subadvisory fee paid by New York Life Investments to Winslow was the result of arm's-length negotiations. With respect to Epoch, the Board did not consider profitability information from Epoch's relationship with the Portfolios, since Epoch had not commenced its service as Subadvisor at the time the Board considered its approval of the New Subadvisory Agreements. However, the Board considered information provided by Epoch reflecting Epoch's profitability with respect to similar mutual funds historically managed by Epoch. With respect to Epoch, Lord Abbett and Winslow, which are Subadvisors not affiliated with New York Life Investments whose fees are paid directly by New York Life Investments, the Board focused primarily on the profitability of the relationship among New York Life Investments, its affiliates and the Portfolios. The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Portfolios, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Portfolios was reasonable in all material respects.

In considering the costs and profitability of the Portfolios, the Board also considered certain fall-out benefits that may be realized by New York Life Investments, its affiliates and the Subadvisors due to their relationships with the Portfolios. The Board recognized, for example, the benefits to New York Life Investments and the Subadvisors from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to New York Life Investments and the Subadvisors in exchange for commissions paid by the Portfolios with respect to trades on a Portfolio's portfolio securities. With respect to Epoch and Winslow, the Board requested and received information from these Subadvisors and New York Life Investments concerning other business relationships between Epoch or Winslow and their affiliates, on the one hand, and New York Life Investments and its affiliates, on the other. The Board requested and received assurances that these other business relationships did not impact New York Life Investments' recommendation for Epoch or Winslow to serve as Subadvisor.

The Board also considered that, in addition to fees earned by New York Life Investments for managing the Portfolios, New York Life Investments affiliates also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios' distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Portfolios to New York Life Investments and its

                                                mainstayinvestments.com    M-423
affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Portfolios on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by New York Life Investments and its affiliates (including MacKay Shields, MSI and ICAP) and Lord Abbett due to their relationships with the Portfolios are fair and reasonable. With respect to Winslow, the Board concluded that any profits realized by Winslow due to its relationship with the Portfolios are the result of arm's-length negotiations between New York Life Investments and Winslow, and are based on subadvisory fees paid to Winslow by New York Life Investments, not the Portfolios. With respect to Epoch, the Board did not consider profitability information from Epoch's relationship with the Portfolios, but considered that any profits to be realized by Epoch due to its relationship with the Portfolios are the result of arm's-length negotiations between New York Life Investments and Epoch, and are based on subadvisory fees to be paid to Epoch by New York Life Investments, not the Portfolios.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE PORTFOLIOS GROW

The Board also considered whether each Portfolio's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments and Strategic Insight showing how a Portfolio's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which each Portfolio benefits from breakpoints, expense waivers or reimbursements, as applicable. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and the Subadvisors may realize a larger profit margin as a Portfolio's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Portfolio's expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Portfolio's expense structure as the Portfolio grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and each Portfolio's expected total ordinary operating expenses. With respect to the Subadvised Portfolios, the Board primarily considered the reasonableness of the overall management fees paid by the Portfolios to New York Life Investments, since the fees to be paid to the Subadvisors under the Agreements are paid by New York Life Investments, not the Subadvised Portfolios.

In assessing the reasonableness of each Portfolio's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisors. In addition, the Board considered information provided by New York Life Investments and certain Subadvisors on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolios. In this regard, the Board took into account explanations from New York Life Investments and the Subadvisors about the relative scope of services provided to the Portfolios as compared with New York Life Investments' and each Subadvisor's other investment advisory clients. The Board particularly considered New York Life Investments' rationale for differences in the management fees charged to certain Portfolios compared with their "retail" fund counterparts.

In assessing the reasonableness of each Portfolio's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with New York Life Investments in recent years.

Based on these considerations, the Board concluded that each Portfolio's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the Agreements.



M-424    MainStay VP Series Fund, Inc.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolios' securities is available without charge, upon request, (i) by calling 800-598-2019 and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 800-598-2019 or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolios' Forms N-Q are available without charge, on the SEC's website at www.sec.gov or by calling New York Life Investments at 800-598-2019. You can also obtain and review copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.


                                                mainstayinvestments.com    M-425

MAINSTAY VP PORTFOLIOS

MAINSTAY VP OFFERS A WIDE RANGE OF PORTFOLIOS. THE FULL ARRAY OF MAINSTAY VP OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY PORTFOLIOS
MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
MAINSTAY VP COMMON STOCK PORTFOLIO
MAINSTAY VP DEVELOPING GROWTH PORTFOLIO
MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO
MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
MAINSTAY VP MID CAP CORE PORTFOLIO
MAINSTAY VP MID CAP GROWTH PORTFOLIO
MAINSTAY VP MID CAP VALUE PORTFOLIO
MAINSTAY VP S&P 500 INDEX PORTFOLIO
MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

BLENDED PORTFOLIOS
MAINSTAY VP BALANCED PORTFOLIO
MAINSTAY VP CONVERTIBLE PORTFOLIO
MAINSTAY VP TOTAL RETURN PORTFOLIO

INCOME PORTFOLIOS
MAINSTAY VP BOND PORTFOLIO
MAINSTAY VP CASH MANAGEMENT PORTFOLIO
MAINSTAY VP FLOATING RATE PORTFOLIO
MAINSTAY VP GOVERNMENT PORTFOLIO
MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

ASSET ALLOCATION PORTFOLIOS
MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO
MAINSTAY VP MODERATE ALLOCATION PORTFOLIO
MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO
MAINSTAY VP GROWTH ALLOCATION PORTFOLIO


MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS
MACKAY SHIELDS LLC*
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC*
NEW YORK, NEW YORK

INSTITUTIONAL CAPITAL LLC*
CHICAGO, ILLINOIS

EPOCH INVESTMENT PARTNERS, INC.
NEW YORK, NEW YORK

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA


DISTRIBUTOR
NYLIFE DISTRIBUTORS LLC
PARSIPPANY, NEW JERSEY


CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
BOSTON, MASSACHUSETTS


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP


LEGAL COUNSEL
DECHERT LLP


Some Portfolios may not be available in all products.
* An affiliate of New York Life Investment Management LLC.


(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)


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
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
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment manager to the MainStay VP Series Fund, Inc.

mainstayinvestments.com

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not a part of the Semiannual Report




         (RECYCLE LOGO)                                             MSVP10-08/09
                                                                     14373-08/09

                                   FORM N-CSR



ITEM  2. CODE OF ETHICS.

      Not Applicable.

ITEM  3. AUDIT COMMITTEE FINANCIAL EXPERT.

      Not Applicable.

ITEM  4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      Not Applicable.

ITEM  5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      Not applicable.

ITEM  6. SCHEDULE OF INVESTMENTS.

      The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable.

ITEM  8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

      Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      Not Applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

a) Based on an evaluation of the Fund's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Fund's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Fund in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Fund's management, including the Fund's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Fund's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not Applicable.

(a)(2) Certifications of the principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of the principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP SERIES FUND, INC.

By:   /s/ Stephen P. Fisher
      ----------------------------
      Stephen P. Fisher
      President

Date: September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:   /s/ Stephen P. Fisher
      ----------------------------
      Stephen P. Fisher
      President

Date: September 3, 2009

By:   /s/ Jack R. Benintende
      ----------------------------
      Jack R. Benintende
      Treasurer and Principal Financial and Accounting Officer

Date: September 3, 2009

                                  EXHIBIT INDEX

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.